UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta 245 Park Avenue New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 through October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2010

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

(formerly JPMorgan Market Neutral Fund)

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its poli-

cies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

New market neutral strategy seeks to minimize risks from stock investing

Today’s volatile market climate presents many challenges for investors, particularly those who may be seeking to increase return potential while minimizing downside risk. J.P. Morgan offers a range of strategies designed to address these challenges, including our newest launch, the JPMorgan Research Equity Long/Short Fund, managed by Terance Chen.

Like the JPMorgan Research Market Neutral Fund, the Research Equity Long/Short Fund gives managers the opportunity to use an expanded tool set to generate enhanced returns, including the ability to buy and hold stocks that they like, as well as to “short” stocks that they believe will fall in value. Rather than balancing long and short positions to neutralize risks, however, this fund combines offsetting long and short positions to minimize portfolio volatility and increase downside protection through significantly less market exposure. The fund may be suited for more conservative investors who are looking for enhanced diversification and equity exposure, but prefer lower exposure to market risks associated with stock investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and new year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset management

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	1

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third quarter of 2010 and into October 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation among regions and countries. Emerging markets stocks were bolstered by strong gross domestic product (GDP) growth in developing countries, as the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index gained 23.89% and was among the best performing stock indexes during the reporting period.

U.S. stocks outperformed international stocks, as the MSCI EAFE Index gained 8.36% versus the S&P 500 Index’s 16.52% return. The relative weakness of the MSCI EAFE Index was driven primarily by lagging European stocks. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity of European leaders, as well as the impact that austerity measures would have on growth in the region.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

FOR THE PERIOD MAY 28, 2010 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without sales charge)*	2.73%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%
S&P 500 Index	9.48%

Net Assets as of 10/31/2010 (In Thousands)	$59,715

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the period May 28, 2010 (Fund inception date) through October 31, 2010.

The Fund’s positioning in the industrial cyclical and basic materials sectors contributed to the Fund’s return as positive contributions from its long positions more than offset negative returns from its short positions in both of these sectors. Conversely, the Fund’s positioning in the semiconductors sector detracted from the Fund’s return as negative returns from its short positions more than offset positive contributions from its long positions in the sector. The Fund’s long positions in the finance sector also detracted from its absolute return.

Among individual stocks in the industrial cyclical sector, the Fund’s best performing long position was PACCAR, Inc., a truck and truck parts manufacturer that reported strong third-quarter 2010 profit and a positive outlook for 2011. The company’s management team cited increasing demand for trucks amid improving trends for freight volumes and truck replacements given the historically high age of the current truck fleet. In the basic materials sector, the Fund’s best performing long position was Freeport-McMoRan Copper & Gold Inc., a commodity mining company that benefited from increasing demand and rising price of copper.

Detracting from performance, the Fund’s worst performing short position in the semiconductors sector was Microchip

Technology Inc. as the stock rose after the company reported an increase in its fiscal second-quarter net income. In the finance sector, the Fund’s worst performing long position was regional bank Wilmington Trust Corp. The stock declined amid an investigation surrounding whether Wilmington Trust Corp.’s board of directors breached its fiduciary responsibilities to the company’s shareholders.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, rigorously researching companies to determine their underlying value and potential for future earnings growth. Based on this research, they ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. The Fund’s average long exposure was 100.56% and its average short exposure was -81.21%, as the Fund maintained an average beta exposure of .19 (beta measures a portfolio’s sensitivity to fluctuations in the broad market).

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

FOR THE PERIOD MAY 28, 2010 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Campbell Soup Co.	3.0%
2.	Freeport-McMoRan Copper & Gold, Inc.	2.1
3.	Time Warner, Inc.	2.1
4.	E.l. du Pont de Nemours & Co.	2.0
5.	PACCAR, Inc.	2.0
6.	Broadcom Corp., Class A	1.8
7.	Analog Devices, Inc.	1.7
8.	QUALCOMM, Inc.	1.6
9.	Procter & Gamble Co. (The)	1.6
10.	ConAgra Foods, Inc.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Linear Technology Corp.	3.2%
2.	Microchip Technology, Inc.	3.2
3.	H.J. Heinz Co.	2.7
4.	Altria Group, Inc.	2.2
5.	Kraft Foods, Inc., Class A	2.0
6.	Texas Instruments, Inc.	2.0
7.	Clorox Co.	1.9
8.	Caterpillar, Inc.	1.8
9.	eBay, Inc.	1.8
10.	Lockheed Martin Corp.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	19.6%
Information Technology	16.0
Consumer Staples	13.8
Consumer Discretionary	12.8
Industrials	11.4
Materials	8.0
Utilities	5.2
Health Care	4.4
Telecommunication Services	3.4
Energy	3.3
Short-Term Investment	2.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	24.9%
Information Technology	18.2
Consumer Staples	14.6
Industrials	14.3
Consumer Discretionary	7.5
Materials	6.1
Utilities	5.4
Energy	4.0
Health Care	2.7
Telecommunication Services	2.3

*	Percentages indicated are based upon total long investments as of October 31, 2010. The Fund’s composition is subject to change.
**	Percentages indicated are based upon total short investments as of October 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	5/28/10
Without Sales Charge		2.73%
With Sales Charge*		(2.65)
CLASS C SHARES	5/28/10
Without CDSC		2.53
With CDSC**		1.53
CLASS R5 SHARES	5/28/10	2.93
SELECT CLASS SHARES	5/28/10	2.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (5/28/2010 – 10/31/2010)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from May 28, 2010 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	0.93%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.12%

Net Assets as of 10/31/2010 (In Thousands)	$1,440,105

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2010. The Fund’s positive stock selection in the industrial cyclical and basic materials sectors offset weakness from the Fund’s capital markets and retail holdings.

Individual contributors to the Fund’s return included a short position in United States Steel Corp. and a long position in SanDisk Corp. Shares of United States Steel fell after the company announced a lower-than-expected first-quarter 2010 earnings outlook. SanDisk Corp., which is the primary provider of flash memory devices for Apple Inc.’s iPad, benefited after Apple Inc. announced better-than-expected sales of the iPad.

The Fund’s long position in E.l. du Pont de Nemours & Co. (“DuPont”) also contributed to the Fund’s return. Shares of DuPont gained after the chemical manufacturing company raised its 2010 earnings outlook and reaffirmed its long-term earnings outlook.

Individual detractors from the Fund’s return included a short position in Estee Lauder Cos., Inc. (“Estee Lauder”) and a long position in Intersil Corp. Shares of Estee Lauder gained after the retail company raised its second-quarter 2010 earnings outlook. Shares of Intersil Corp., a producer of high-performance analog integrated circuits, declined as a result of personal computer and consumer weakness.

The Fund’s long position in Google, Inc. also detracted from the Fund’s return. The stock fell after investors reacted unfavorably to the public dispute with Chinese authorities over censorship and alleged hacking, which ultimately led to Google’s decision to pull out of the Chinese market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.6%
2.	PACCAR, Inc.	2.1
3.	E.l. du Pont de Nemours & Co.	2.0
4.	ACE Ltd., (Switzerland)	1.9
5.	Analog Devices, Inc.	1.9
6.	Freeport-McMoRan Copper & Gold, Inc.	1.8
7.	CSX Corp.	1.8
8.	General Mills, Inc.	1.4
9.	Walt Disney Co. (The)	1.4
10.	Novellus Systems, Inc.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Eli Lilly & Co.	2.5%
2.	Microchip Technology, Inc.	2.2
3.	Johnson & Johnson	2.2
4.	Texas Instruments, Inc.	1.9
5.	Praxair, Inc.	1.9
6.	Linear Technology Corp.	1.8
7.	Caterpillar, Inc.	1.8
8.	eBay, Inc.	1.8
9.	AT&T, Inc.	1.7
10.	Hershey Co. (The)	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	21.5%
Information Technology	13.6
Consumer Discretionary	12.1
Industrials	11.9
Consumer Staples	8.0
Materials	6.6
Health Care	5.7
Utilities	3.9
Telecommunication Services	3.7
Energy	3.3
U.S. Treasury Obligation	0.1
Short-Term Investment	9.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	26.1%
Information Technology	19.0
Industrials	12.4
Consumer Staples	9.5
Consumer Discretionary	8.4
Materials	6.7
Health Care	6.3
Energy	4.7
Utilities	4.2
Telecommunication Services	2.7

*	Percentages indicated are based upon total long investments as of October 31, 2010. The Fund’s composition is subject to change.
**	Percentages indicated are based upon total short investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		0.42%	4.70%	2.75%
With Sales Charge*		(4.84)	3.57	2.20
CLASS B SHARES	2/28/02
Without CDSC		(0.04)	4.18	2.34
With CDSC**		(5.04)	3.84	2.34
CLASS C SHARES	11/2/09
Without CDSC		(0.04)	4.18	2.30
With CDSC***		(1.04)	4.18	2.30
INSTITUTIONAL CLASS SHARES	12/31/98	0.93	5.22	3.15
SELECT CLASS SHARES	11/2/09	0.67	5.17	3.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares and, prior to February 28, 2002, Institutional Class Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Institutional Class Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral

Funds Average from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebal-ancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 104.0% (j)
		Common Stocks — 101.9%
		Consumer Discretionary — 13.3%
		Auto Components — 1.0%
17		Johnson Controls, Inc.	606

		Diversified Consumer Services — 0.1%
1		Apollo Group, Inc., Class A (a)	56

		Hotels, Restaurants & Leisure — 2.0%
5		Carnival Corp.	236
4		Darden Restaurants, Inc.	186
29		International Game Technology	455
8		Royal Caribbean Cruises Ltd. (a)	308

			1,185

		Household Durables — 0.7%
11		D.R. Horton, Inc.	117
8		Lennar Corp., Class A	116
—	(h)	NVR, Inc. (a)	213

			446

		Internet & Catalog Retail — 1.1%
4		Amazon.com, Inc. (a) (m)	680

		Media — 5.7%
42		CBS Corp., Class B	707
10		Discovery Communications, Inc., Class A (a)	450
26		Gannett Co., Inc.	310
39		Time Warner, Inc.	1,276
18		Walt Disney Co. (The)	663

			3,406

		Multiline Retail — 0.9%
5		Family Dollar Stores, Inc.	242
5		Kohl’s Corp. (a)	268

			510

		Specialty Retail — 0.9%
1		AutoZone, Inc. (a)	264
7		GameStop Corp., Class A (a)	146
5		Staples, Inc.	109

			519

		Textiles, Apparel & Luxury Goods — 0.9%
6		Coach, Inc.	319
3		NIKE, Inc., Class B	237

			556

		Total Consumer Discretionary	7,964

		Consumer Staples — 14.4%
		Beverages — 1.6%
4		Coca-Cola Co. (The)	245

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
24	Coca-Cola Enterprises, Inc.	566
2	PepsiCo, Inc.	157

		968

	Food & Staples Retailing — 0.5%
13	Kroger Co. (The)	282

	Food Products — 8.3%
8	Archer-Daniels-Midland Co.	275
51	Campbell Soup Co.	1,837
44	ConAgra Foods, Inc.	1,000
21	General Mills, Inc.	779
19	Kellogg Co.	967
7	Sara Lee Corp.	97

		4,955

	Household Products — 3.7%
11	Colgate-Palmolive Co.	828
6	Kimberly-Clark Corp.	361
16	Procter & Gamble Co. (The)	1,006

		2,195

	Tobacco — 0.3%
3	Philip Morris International, Inc.	185

	Total Consumer Staples	8,585

	Energy — 3.4%
	Energy Equipment & Services — 1.0%
8	Nabors Industries Ltd., (Bermuda) (a)	174
5	Pride International, Inc. (a)	150
8	Rowan Cos., Inc. (a)	259

		583

	Oil, Gas & Consumable Fuels — 2.4%
5	Apache Corp.	487
5	Devon Energy Corp.	339
4	EOG Resources, Inc.	395
3	Occidental Petroleum Corp.	245

		1,466

	Total Energy	2,049

	Financials — 20.4%
	Capital Markets — 1.2%
2	Goldman Sachs Group, Inc. (The)	385
6	Morgan Stanley	139
5	State Street Corp.	206

		730

	Commercial Banks — 2.5%
9	BB&T Corp.	217
5	Comerica, Inc.	187

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — Continued
3	First Horizon National Corp. (a)	34
21	Huntington Bancshares, Inc.	122
40	Popular, Inc. (a)	109
15	Regions Financial Corp.	96
3	SVB Financial Group (a)	110
7	U.S. Bancorp	171
10	Wells Fargo & Co.	273
10	Wilmington Trust Corp.	73
5	Zions Bancorp	98

		1,490

	Consumer Finance — 0.4%
6	American Express Co. (m)	250

	Diversified Financial Services — 0.5%
16	Bank of America Corp.	186
27	Citigroup, Inc. (a)	114

		300

	Insurance — 6.6%
15	ACE Ltd., (Switzerland)	914
10	Aflac, Inc. (m)	562
11	Allstate Corp. (The) (m)	325
3	Everest Re Group Ltd., (Bermuda)	254
6	Lincoln National Corp.	148
15	MetLife, Inc.	593
7	Prudential Financial, Inc.	345
10	RenaissanceRe Holdings Ltd., (Bermuda)	599
10	XL Group plc, (Ireland)	206

		3,946

	Real Estate Investment Trusts (REITs) — 8.9%
24	Associated Estates Realty Corp.	331
37	Brandywine Realty Trust	442
12	BRE Properties, Inc.	517
5	Digital Realty Trust, Inc.	326
40	Duke Realty Corp.	498
15	DuPont Fabros Technology, Inc.	380
4	Health Care REIT, Inc.	196
27	Omega Healthcare Investors, Inc.	614
14	Pebblebrook Hotel Trust (a)	284
16	Pennsylvania Real Estate Investment Trust	230
7	Plum Creek Timber Co., Inc.	251
13	ProLogis	183
6	Regency Centers Corp.	263
5	Simon Property Group, Inc.	473
63	Strategic Hotels & Resorts, Inc. (a)	289

		5,277

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.3%
12	Hudson Pacific Properties, Inc.	189

	Total Financials	12,182

	Health Care — 4.5%
	Biotechnology — 2.5%
6	Alexion Pharmaceuticals, Inc. (a) (m)	378
5	Biogen Idec, Inc. (a)	335
13	Celgene Corp. (a)	778

		1,491

	Pharmaceuticals — 2.0%
11	Abbott Laboratories (m)	552
18	Merck & Co., Inc.	655

		1,207

	Total Health Care	2,698

	Industrials — 11.9%
	Aerospace & Defense — 3.4%
16	Honeywell International, Inc.	747
10	Northrop Grumman Corp.	613
9	United Technologies Corp.	698

		2,058

	Electrical Equipment — 1.1%
12	Cooper Industries plc	638

	Industrial Conglomerates — 1.4%
10	Textron, Inc.	204
16	Tyco International Ltd., (Switzerland)	605

		809

	Machinery — 3.2%
4	Deere & Co.	284
24	PACCAR, Inc.	1,246
5	Parker Hannifin Corp.	351

		1,881

	Road & Rail — 2.3%
9	CSX Corp.	556
7	Norfolk Southern Corp.	404
5	Union Pacific Corp.	437

		1,397

	Trading Companies & Distributors — 0.5%
9	GATX Corp.	298

	Total Industrials	7,081

	Information Technology — 16.6%
	Communications Equipment — 3.7%
28	Cisco Systems, Inc. (a)	635
18	Juniper Networks, Inc. (a)	575

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Communications Equipment — Continued
23	QUALCOMM, Inc.	1,024

		2,234

	Computers & Peripherals — 1.8%
2	Apple, Inc. (a)	657
12	SanDisk Corp. (a)	446

		1,103

	Electronic Equipment, Instruments & Components — 0.5%
16	Corning, Inc.	285

	IT Services — 1.6%
7	Cognizant Technology Solutions Corp., Class A (a)	478
5	Computer Sciences Corp.	235
12	Genpact Ltd., (Bermuda) (a)	195
1	Global Payments, Inc.	58

		966

	Semiconductors & Semiconductor Equipment — 7.9%
32	Analog Devices, Inc.	1,080
27	Broadcom Corp., Class A	1,109
7	Intersil Corp., Class A	93
8	Lam Research Corp. (a)	381
27	Marvell Technology Group Ltd., (Bermuda) (a)	517
28	Novellus Systems, Inc. (a)	818
26	Xilinx, Inc.	709

		4,707

	Software — 1.1%
8	Adobe Systems, Inc. (a) (m)	214
16	Microsoft Corp.	427

		641

	Total Information Technology	9,936

	Materials — 8.4%
	Chemicals — 5.6%
7	Air Products & Chemicals, Inc. (m)	565
30	Dow Chemical Co. (The)	926
27	E.l. du Pont de Nemours & Co.	1,273
8	Georgia Gulf Corp. (a)	163
4	PPG Industries, Inc.	341
3	Westlake Chemical Corp.	92

		3,360

	Metals & Mining — 2.8%
14	Alcoa, Inc.	186
14	Freeport-McMoRan Copper & Gold, Inc.	1,304
4	Vale S.A., (Brazil), ADR	144

		1,634

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
	Total Materials	4,994

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 1.0%
18	Verizon Communications, Inc.	591

	Wireless Telecommunication Services — 2.6%
8	American Tower Corp., Class A (a)	415
7	Crown Castle International Corp. (a)	289
202	Sprint Nextel Corp. (a)	832

		1,536

	Total Telecommunication Services	2,127

	Utilities — 5.4%
	Electric Utilities — 3.6%
16	American Electric Power Co., Inc.	604
17	NextEra Energy, Inc.	956
44	NV Energy, Inc.	599

		2,159

	Multi-Utilities — 1.8%
9	PG&E Corp.	449
18	Public Service Enterprise Group, Inc.	590

		1,039

	Total Utilities	3,198

	Total Common Stocks (Cost $58,329)	60,814

Short-Term Investment — 2.1%
	Investment Company — 2.1%
1,273	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $1,273)	1,273

	Total Investments — 104.0% (Cost $59,602)	62,087
	Liabilities in Excess of Other Assets — (4.0)%	(2,372)

	NET ASSETS — 100.0%	$59,715

Short Positions — 81.1%
	Common Stocks — 81.1%
	Consumer Discretionary — 6.1%
	Automobiles — 0.4%
16	Ford Motor Co. (a)	223

	Hotels, Restaurants & Leisure — 0.7%
6	Cheesecake Factory, Inc. (The) (a)	186
6	Marriott International, Inc., Class A	233

		419

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Household Durables — 0.5%
3	MDC Holdings, Inc.	86
19	Pulte Group, Inc. (a)	152
5	Ryland Group, Inc.	80

		318

	Media — 4.0%
11	Comcast Corp., Class A	222
28	New York Times Co. (The), Class A (a)	216
34	News Corp., Class B	543
8	Omnicom Group, Inc.	341
11	Scripps Networks Interactive, Inc., Class A	534
3	Time Warner Cable, Inc.	175
1	Washington Post Co. (The), Class B	362

		2,393

	Multiline Retail — 0.3%
5	Dollar General Corp. (a)	149

	Specialty Retail — 0.2%
3	Best Buy Co., Inc.	124

	Total Consumer Discretionary	3,626

	Consumer Staples — 11.8%
	Food & Staples Retailing — 0.8%
4	Costco Wholesale Corp.	226
6	Safeway, Inc.	136
3	Whole Foods Market, Inc. (a)	139

		501

	Food Products — 5.3%
27	H.J. Heinz Co.	1,316
17	Hershey Co. (The)	853
30	Kraft Foods, Inc., Class A	981

		3,150

	Household Products — 1.5%
14	Clorox Co.	932

	Personal Products — 1.6%
11	Avon Products, Inc.	332
9	Estee Lauder Cos., Inc. (The), Class A	606

		938

	Tobacco — 2.6%
42	Altria Group, Inc.	1,059
8	Philip Morris International, Inc.	471

		1,530

	Total Consumer Staples	7,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 3.3%
	Energy Equipment & Services — 2.1%
2	Diamond Offshore Drilling, Inc.	130
5	Noble Corp., (Switzerland)	168
20	Tenaris S.A., (Luxembourg), ADR	841
1	Transocean Ltd., (Switzerland) (a)	93

		1,232

	Oil, Gas & Consumable Fuels — 1.2%
14	Denbury Resources, Inc. (a)	242
8	Encana Corp., (Canada)	224
3	Sunoco, Inc.	99
13	Tesoro Corp.	163

		728

	Total Energy	1,960

	Financials — 20.2%
	Capital Markets — 1.7%
5	Ameriprise Financial, Inc.	253
7	Federated Investors, Inc., Class B	181
5	Northern Trust Corp.	240
6	T. Rowe Price Group, Inc.	329

		1,003

	Commercial Banks — 2.7%
3	Bank of Hawaii Corp.	121
5	Commerce Bancshares, Inc.	171
5	Cullen/Frost Bankers, Inc.	243
22	KeyCorp	183
5	Prosperity Bancshares, Inc.	153
5	SunTrust Banks, Inc.	126
5	UMB Financial Corp.	179
17	Valley National Bancorp	232
4	Westamerica Bancorp	198

		1,606

	Insurance — 5.5%
7	American International Group, Inc. (a)	278
7	Chubb Corp.	378
23	Marsh & McLennan Cos., Inc.	583
9	Principal Financial Group, Inc.	236
25	Progressive Corp. (The)	529
13	Travelers Cos., Inc. (The)	700
22	W.R. Berkley Corp.	599

		3,303

	Real Estate Investment Trusts (REITs) — 9.9%
4	AvalonBay Communities, Inc.	379
10	CBL & Associates Properties, Inc.	154
13	Developers Diversified Realty Corp.	169

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Real Estate Investment Trusts (REITs) — Continued
14	Extra Space Storage, Inc.	231
2	Federal Realty Investment Trust	198
19	HCP, Inc.	691
13	Highwoods Properties, Inc.	420
8	Home Properties, Inc.	448
8	National Retail Properties, Inc.	228
12	Post Properties, Inc.	378
3	Public Storage	336
15	Realty Income Corp.	501
3	SL Green Realty Corp.	172
6	Taubman Centers, Inc.	261
19	UDR, Inc.	438
11	Ventas, Inc.	598
10	Washington Real Estate Investment Trust	307

		5,909

	Thrifts & Mortgage Finance — 0.4%
12	New York Community Bancorp, Inc.	210

	Total Financials	12,031

	Health Care — 2.2%
	Biotechnology — 0.3%
9	Isis Pharmaceuticals, Inc. (a)	79
3	Vertex Pharmaceuticals, Inc. (a)	119

		198

	Pharmaceuticals — 1.9%
15	Eli Lilly & Co.	522
9	Johnson & Johnson	593

		1,115

	Total Health Care	1,313

	Industrials — 11.6%
	Aerospace & Defense — 3.8%
8	Boeing Co. (The)	563
5	General Dynamics Corp.	367
12	Lockheed Martin Corp.	857
10	Raytheon Co.	464

		2,251

	Air Freight & Logistics — 1.1%
3	FedEx Corp.	226
6	United Parcel Service, Inc., Class B	424

		650

	Electrical Equipment — 0.6%
6	Rockwell Automation, Inc.	367

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 4.8%
11	Caterpillar, Inc.	880
12	Dover Corp.	662
7	Eaton Corp.	621
18	Ingersoll-Rand plc, (Ireland)	727

		2,890

	Road & Rail — 1.0%
14	Heartland Express, Inc.	205
10	Knight Transportation, Inc.	176
10	Werner Enterprises, Inc.	205

		586

	Trading Companies & Distributors — 0.3%
2	W.W. Grainger, Inc.	195

	Total Industrials	6,939

	Information Technology — 14.8%
	Communications Equipment — 0.3%
18	Motorola, Inc. (a)	144

	Electronic Equipment, Instruments &
	Components — 0.4%
7	Agilent Technologies, Inc. (a)	258

	Internet Software & Services — 2.3%
6	AOL, Inc. (a)	168
30	eBay, Inc. (a)	879
1	Google, Inc., Class A (a)	350

		1,397

	IT Services — 0.8%
2	Automatic Data Processing, Inc.	105
8	Paychex, Inc.	218
10	SAIC, Inc. (a)	151

		474

	Semiconductors & Semiconductor Equipment — 10.4%
9	ASML Holding N.V., (Netherlands)	314
52	Atmel Corp. (a)	465
33	Cypress Semiconductor Corp. (a)	470
12	Intel Corp.	248
48	Linear Technology Corp.	1,554
48	Microchip Technology, Inc.	1,554
31	NVIDIA Corp. (a)	374
21	Teradyne, Inc. (a)	231
33	Texas Instruments, Inc.	966

		6,176

	Software — 0.6%
16	Electronic Arts, Inc. (a)	254

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — Continued
32	THQ, Inc. (a)	127

		381

	Total Information Technology	8,830

	Materials — 4.9%
	Chemicals — 3.5%
9	Ecolab, Inc.	464
10	OM Group, Inc. (a)	328
8	Praxair, Inc.	738
3	Sherwin-Williams Co. (The)	213
12	Valspar Corp.	371

		2,114

	Metals & Mining — 1.4%
27	AK Steel Holding Corp.	346
4	Nucor Corp.	155
8	United States Steel Corp.	336

		837

	Total Materials	2,951

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.1%
22	AT&T, Inc.	640

	Wireless Telecommunication Services — 0.7%
12	SBA Communications Corp., Class A (a)	456

	Total Telecommunication Services	1,096

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 4.4%
	Electric Utilities — 1.8%
10	Allegheny Energy, Inc.	239
15	Exelon Corp.	594
7	FirstEnergy Corp.	238

		1,071

	Independent Power Producers & Energy Traders — 0.6%
18	NRG Energy, Inc. (a)	364

	Multi-Utilities — 2.0%
12	Consolidated Edison, Inc.	595
14	Dominion Resources, Inc.	590

		1,185

	Total Utilities	2,620

	Total Short Positions (Proceeds $46,919)	$48,417

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 100.0% (j)
	Common Stocks — 90.2%
	Consumer Discretionary — 12.1%
	Auto Components — 1.0%
396	Johnson Controls, Inc.	13,895

	Diversified Consumer Services — 0.1%
33	Apollo Group, Inc., Class A (a)	1,244

	Hotels, Restaurants & Leisure — 1.1%
106	Carnival Corp.	4,572
71	Darden Restaurants, Inc.	3,259
292	International Game Technology	4,559
100	Royal Caribbean Cruises Ltd. (a)	3,962

		16,352

	Household Durables — 0.7%
255	D.R. Horton, Inc.	2,657
243	Lennar Corp., Class A	3,532
6	NVR, Inc. (a)	3,701

		9,890

	Internet & Catalog Retail — 1.3%
111	Amazon.com, Inc. (a)	18,256

	Media — 5.5%
346	CBS Corp., Class B	5,864
134	Discovery Communications, Inc., Class A (a)	5,996
801	Gannett Co., Inc.	9,492
1,168	Time Warner, Inc.	37,985
564	Walt Disney Co. (The)	20,377

		79,714

	Multiline Retail — 0.8%
125	Family Dollar Stores, Inc.	5,785
105	Kohl’s Corp. (a)	5,353

		11,138

	Specialty Retail — 0.9%
21	AutoZone, Inc. (a)	5,061
168	GameStop Corp., Class A (a)	3,310
234	Staples, Inc.	4,782

		13,153

	Textiles, Apparel & Luxury Goods — 0.7%
91	Coach, Inc.	4,560
67	NIKE, Inc., Class B	5,432

		9,992

	Total Consumer Discretionary	173,634

	Consumer Staples — 8.0%
	Beverages — 0.6%
56	Coca-Cola Co. (The)	3,422

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
170	Coca-Cola Enterprises, Inc.	4,079
19	PepsiCo, Inc.	1,267

		8,768

	Food & Staples Retailing — 0.5%
85	CVS Caremark Corp.	2,564
205	Kroger Co. (The)	4,515

		7,079

	Food Products — 4.5%
142	Archer-Daniels-Midland Co.	4,728
477	Campbell Soup Co.	17,291
684	ConAgra Foods, Inc.	15,372
551	General Mills, Inc.	20,700
144	Kellogg Co.	7,237

		65,328

	Household Products — 2.1%
143	Colgate-Palmolive Co.	11,043
109	Kimberly-Clark Corp.	6,898
200	Procter & Gamble Co. (The)	12,733

		30,674

	Tobacco — 0.3%
61	Philip Morris International, Inc.	3,551

	Total Consumer Staples	115,400

	Energy — 3.3%
	Energy Equipment & Services — 0.2%
106	Rowan Cos., Inc. (a)	3,494

	Oil, Gas & Consumable Fuels — 3.1%
132	Apache Corp.	13,310
44	Chevron Corp.	3,660
103	Devon Energy Corp.	6,697
150	EOG Resources, Inc.	14,372
17	Noble Energy, Inc.	1,385
62	Occidental Petroleum Corp.	4,877

		44,301

	Total Energy	47,795

	Financials — 21.5%
	Capital Markets — 1.5%
42	Goldman Sachs Group, Inc. (The)	6,704
136	Invesco Ltd.	3,135
176	Morgan Stanley	4,377
193	State Street Corp.	8,076

		22,292

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — 2.6%
265	BB&T Corp.	6,194
93	Comerica, Inc.	3,335
110	First Horizon National Corp. (a)	1,114
751	Huntington Bancshares, Inc.	4,256
1,081	Popular, Inc. (a)	2,950
625	Regions Financial Corp.	3,937
43	SVB Financial Group (a)	1,877
44	TCF Financial Corp.	583
93	U.S. Bancorp	2,253
302	Wells Fargo & Co.	7,866
248	Wilmington Trust Corp.	1,766
103	Zions Bancorp	2,120

		38,251

	Consumer Finance — 0.3%
92	American Express Co.	3,823

	Diversified Financial Services — 0.7%
496	Bank of America Corp.	5,675
979	Citigroup, Inc. (a)	4,081

		9,756

	Insurance — 6.6%
457	ACE Ltd., (Switzerland)	27,146
264	Aflac, Inc.	14,772
229	Allstate Corp. (The)	6,967
57	Everest Re Group Ltd., (Bermuda)	4,787
138	Lincoln National Corp.	3,386
296	MetLife, Inc.	11,954
161	Prudential Financial, Inc.	8,465
217	RenaissanceRe Holdings Ltd., (Bermuda)	13,093
189	XL Group plc, (Ireland)	3,991

		94,561

	Real Estate Investment Trusts (REITs) — 9.8%
91	Apartment Investment & Management Co., Class A	2,112
500	Associated Estates Realty Corp.	6,951
915	Brandywine Realty Trust	10,957
278	BRE Properties, Inc.	11,947
262	Digital Realty Trust, Inc.	15,637
684	Duke Realty Corp.	8,534
400	DuPont Fabros Technology, Inc.	10,030
90	Health Care REIT, Inc.	4,599
771	Omega Healthcare Investors, Inc.	17,738
338	Pebblebrook Hotel Trust (a)	6,627
522	Pennsylvania Real Estate Investment Trust	7,453
222	Plum Creek Timber Co., Inc.	8,178

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
258	ProLogis	3,515
265	Regency Centers Corp.	11,157
88	Simon Property Group, Inc.	8,431
1,678	Strategic Hotels & Resorts, Inc. (a)	7,633

		141,499

	Total Financials	310,182

	Health Care — 5.7%
	Biotechnology — 2.6%
123	Alexion Pharmaceuticals, Inc. (a)	8,387
145	Biogen Idec, Inc. (a)	9,087
320	Celgene Corp. (a)	19,877

		37,351

	Health Care Equipment & Supplies — 0.2%
82	Covidien plc, (Ireland)	3,267

	Health Care Providers & Services — 0.5%
113	Aetna, Inc.	3,377
49	Cardinal Health, Inc.	1,710
29	WellPoint, Inc. (a)	1,571

		6,658

	Pharmaceuticals — 2.4%
349	Abbott Laboratories	17,888
476	Merck & Co., Inc.	17,271

		35,159

	Total Health Care	82,435

	Industrials — 11.9%
	Aerospace & Defense — 3.3%
277	Honeywell International, Inc.	13,045
235	Northrop Grumman Corp.	14,883
267	United Technologies Corp.	19,937

		47,865

	Electrical Equipment — 0.4%
102	Cooper Industries plc	5,336

	Industrial Conglomerates — 0.9%
116	Textron, Inc.	2,422
291	Tyco International Ltd., (Switzerland)	11,147

		13,569

	Machinery — 3.1%
66	Deere & Co.	5,076
601	PACCAR, Inc.	30,800
122	Parker Hannifin Corp.	9,316

		45,192

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Road & Rail — 3.6%
410	CSX Corp.	25,222
208	Norfolk Southern Corp.	12,790
149	Union Pacific Corp.	13,099

		51,111

	Trading Companies & Distributors — 0.6%
255	GATX Corp.	8,080

	Total Industrials	171,153

	Information Technology — 13.6%
	Communications Equipment — 2.5%
374	Cisco Systems, Inc. (a)	8,545
368	Juniper Networks, Inc. (a)	11,905
344	QUALCOMM, Inc.	15,514

		35,964

	Computers & Peripherals — 1.7%
39	Apple, Inc. (a)	11,824
65	Hewlett-Packard Co.	2,747
257	SanDisk Corp. (a)	9,645

		24,216

	Electronic Equipment, Instruments & Components — 0.4%
338	Corning, Inc.	6,175

	IT Services — 1.1%
162	Cognizant Technology Solutions Corp., Class A (a)	10,535
32	Computer Sciences Corp.	1,589
200	Genpact Ltd., (Bermuda) (a)	3,172

		15,296

	Semiconductors & Semiconductor Equipment — 7.3%
806	Analog Devices, Inc.	27,141
439	Broadcom Corp., Class A	17,868
617	Intersil Corp., Class A	8,078
157	Lam Research Corp. (a)	7,198
618	Marvell Technology Group Ltd., (Bermuda) (a)	11,930
686	Novellus Systems, Inc. (a)	20,047
472	Xilinx, Inc.	12,661

		104,923

	Software — 0.6%
149	Adobe Systems, Inc. (a)	4,197
177	Microsoft Corp.	4,709

		8,906

	Total Information Technology	195,480

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 6.5%
	Chemicals — 4.4%
162	Air Products & Chemicals, Inc.	13,799
421	Dow Chemical Co. (The)	12,976
606	E.l. du Pont de Nemours & Co.	28,651
140	Georgia Gulf Corp. (a)	2,838
55	PPG Industries, Inc.	4,180
43	Westlake Chemical Corp.	1,387

		63,831

	Metals & Mining — 2.1%
324	Alcoa, Inc.	4,257
278	Freeport-McMoRan Copper & Gold, Inc.	26,273

		30,530

	Total Materials	94,361

	Telecommunication Services — 3.7%
	Diversified Telecommunication Services — 1.0%
436	Verizon Communications, Inc.	14,162

	Wireless Telecommunication Services — 2.7%
323	American Tower Corp., Class A (a)	16,686
133	Crown Castle International Corp. (a)	5,722
4,113	Sprint Nextel Corp. (a)	16,946

		39,354

	Total Telecommunication Services	53,516

	Utilities — 3.9%
	Electric Utilities — 2.4%
298	American Electric Power Co., Inc.	11,172
223	NextEra Energy, Inc.	12,285
816	NV Energy, Inc.	11,145

		34,602

	Multi-Utilities — 1.2%
116	PG&E Corp.	5,566
373	Public Service Enterprise Group, Inc.	12,076

		17,642

	Water Utilities — 0.3%
143	American Water Works Co., Inc.	3,410

	Total Utilities	55,654

	Total Common Stocks (Cost $1,143,696)	1,299,610

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	U.S. Treasury Obligation — 0.2%
2,115	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $2,126)	2,128

SHARES
Short-Term Investment — 9.6%
	Investment Company — 9.6%
138,416	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $138,416)	138,416

	Total Investments — 100.0% (Cost $1,284,238)	1,440,154
	Liabilities in Excess of Other Assets — 0.0% (g)	(49)

	NET ASSETS — 100.0%	$1,440,105

Short Positions — 90.2%
	Common Stocks — 90.2%
	Consumer Discretionary — 7.6%
	Automobiles — 0.5%
531	Ford Motor Co. (a)	7,503

	Diversified Consumer Services — 0.1%
21	ITT Educational Services, Inc. (a)	1,329

	Hotels, Restaurants & Leisure — 1.6%
148	Cheesecake Factory, Inc. (The) (a)	4,307
146	Choice Hotels International, Inc.	5,560
245	Marriott International, Inc., Class A	9,061
131	Starbucks Corp.	3,718

		22,646

	Household Durables — 0.4%
48	MDC Holdings, Inc.	1,226
363	Pulte Group, Inc. (a)	2,849
79	Ryland Group, Inc.	1,182

		5,257

	Leisure Equipment & Products — 0.0% (g)
23	Mattel, Inc.	545

	Media — 4.5%
230	Comcast Corp., Class A	4,723
642	New York Times Co. (The), Class A (a)	4,925
612	News Corp., Class B	9,838
217	Omnicom Group, Inc.	9,520
184	Scripps Networks Interactive, Inc., Class A	9,379
110	Time Warner Cable, Inc.	6,338
310	Viacom, Inc., Class B	11,967

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
18	Washington Post Co. (The), Class B	7,295

		63,985

	Multiline Retail — 0.4%
220	Dollar General Corp. (a)	6,193

	Specialty Retail — 0.1%
91	Gap, Inc. (The)	1,730

	Total Consumer Discretionary	109,188

	Consumer Staples — 8.6%
	Food & Staples Retailing — 1.2%
79	Costco Wholesale Corp.	4,946
278	Safeway, Inc.	6,364
133	Whole Foods Market, Inc. (a)	5,267

		16,577

	Food Products — 3.7%
400	H.J. Heinz Co.	19,639
446	Hershey Co. (The)	22,085
339	Kraft Foods, Inc., Class A	10,933

		52,657

	Household Products — 1.3%
281	Clorox Co.	18,720

	Personal Products — 1.2%
71	Avon Products, Inc.	2,150
222	Estee Lauder Cos., Inc. (The), Class A	15,802

		17,952

	Tobacco — 1.2%
594	Altria Group, Inc.	15,102
37	Philip Morris International, Inc.	2,165

		17,267

	Total Consumer Staples	123,173

	Energy — 4.2%
	Energy Equipment & Services — 2.2%
86	Diamond Offshore Drilling, Inc.	5,663
445	Tenaris S.A., (Luxembourg), ADR	18,424
65	Transocean Ltd., (Switzerland) (a)	4,131
241	Weatherford International Ltd., (Switzerland) (a)	4,045

		32,263

	Oil, Gas & Consumable Fuels — 2.0%
348	Denbury Resources, Inc. (a)	5,923
302	Encana Corp., (Canada)	8,522
134	EQT Corp.	5,002

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
57	Sunoco, Inc.	2,147
524	Tesoro Corp.	6,795

		28,389

	Total Energy	60,652

	Financials — 23.5%
	Capital Markets — 3.2%
195	Ameriprise Financial, Inc.	10,090
16	BlackRock, Inc.	2,804
195	Charles Schwab Corp. (The)	3,009
324	Federated Investors, Inc., Class B	8,077
231	Northern Trust Corp.	11,455
205	T. Rowe Price Group, Inc.	11,330

		46,765

	Commercial Banks — 3.3%
162	Bank of Hawaii Corp.	6,988
112	Commerce Bancshares, Inc.	4,108
127	Cullen/Frost Bankers, Inc.	6,660
533	KeyCorp	4,364
107	SunTrust Banks, Inc.	2,687
213	UMB Financial Corp.	7,911
618	Valley National Bancorp	8,242
123	Westamerica Bancorp	6,142

		47,102

	Insurance — 6.1%
162	American International Group, Inc. (a)	6,821
216	Chubb Corp.	12,555
527	Marsh & McLennan Cos., Inc.	13,167
77	Principal Financial Group, Inc.	2,056
777	Progressive Corp. (The)	16,433
286	Travelers Cos., Inc. (The)	15,760
772	W.R. Berkley Corp.	21,251

		88,043

	Real Estate Investment Trusts (REITs) — 10.6%
114	AvalonBay Communities, Inc.	12,109
228	CBL & Associates Properties, Inc.	3,569
519	Developers Diversified Realty Corp.	6,699
498	Equity One, Inc.	9,305
412	Extra Space Storage, Inc.	6,666
32	Federal Realty Investment Trust	2,656
507	HCP, Inc.	18,272
332	Highwoods Properties, Inc.	10,989
246	Home Properties, Inc.	13,400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
170	National Retail Properties, Inc.	4,615
219	Post Properties, Inc.	6,669
54	PS Business Parks, Inc.	3,200
187	Realty Income Corp.	6,417
50	SL Green Realty Corp.	3,293
252	Taubman Centers, Inc.	11,684
367	UDR, Inc.	8,243
353	Ventas, Inc.	18,896
182	Washington Real Estate Investment Trust	5,820

		152,502

	Thrifts & Mortgage Finance — 0.3%
249	New York Community Bancorp, Inc.	4,214

	Total Financials	338,626

	Health Care — 5.7%
	Biotechnology — 0.7%
140	Amgen, Inc. (a)	8,018
188	Isis Pharmaceuticals, Inc. (a)	1,717

		9,735

	Health Care Equipment & Supplies — 0.1%
29	Varian Medical Systems, Inc. (a)	1,811

	Health Care Providers & Services — 0.6%
64	Laboratory Corp. of America Holdings (a)	5,180
101	UnitedHealth Group, Inc.	3,625

		8,805

	Pharmaceuticals — 4.3%
907	Eli Lilly & Co.	31,920
439	Johnson & Johnson	27,980
34	Watson Pharmaceuticals, Inc. (a)	1,563

		61,463

	Total Health Care	81,814

	Industrials — 11.2%
	Aerospace & Defense — 3.7%
219	Boeing Co. (The)	15,463
77	General Dynamics Corp.	5,232
127	ITT Corp.	5,969
274	Lockheed Martin Corp.	19,555
164	Raytheon Co.	7,536

		53,755

	Air Freight & Logistics — 0.9%
68	FedEx Corp.	5,947

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Air Freight & Logistics — Continued
105	United Parcel Service, Inc., Class B	7,098

		13,045

	Electrical Equipment — 1.0%
227	Rockwell Automation, Inc.	14,146

	Machinery — 4.2%
298	Caterpillar, Inc.	23,438
197	Dover Corp.	10,450
124	Eaton Corp.	11,033
392	Ingersoll-Rand plc, (Ireland)	15,398

		60,319

	Road & Rail — 1.4%
611	Heartland Express, Inc.	9,117
313	Knight Transportation, Inc.	5,600
251	Werner Enterprises, Inc.	5,354

		20,071

	Total Industrials	161,336

	Information Technology — 17.1%
	Communications Equipment — 1.0%
306	Ciena Corp. (a)	4,243
273	Motorola, Inc. (a)	2,222
453	Nokia OYJ, (Finland), ADR	4,841
471	Tellabs, Inc.	3,214

		14,520

	Computers & Peripherals — 0.7%
459	Dell, Inc. (a)	6,603
159	QLogic Corp. (a)	2,798

		9,401

	Electronic Equipment, Instruments & Components — 0.7%
275	Agilent Technologies, Inc. (a)	9,563

	Internet Software & Services — 2.6%
137	AOL, Inc. (a)	3,642
768	eBay, Inc. (a)	22,885
12	Google, Inc., Class A (a)	7,601
220	Yahoo!, Inc. (a)	3,626

		37,754

	IT Services — 1.9%
251	Automatic Data Processing, Inc.	11,154
324	Paychex, Inc.	8,961
420	SAIC, Inc. (a)	6,526

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
5	Visa, Inc., Class A	414

		27,055

	Semiconductors & Semiconductor Equipment — 9.4%
436	ASML Holding N.V., (Netherlands)	14,458
1,181	Atmel Corp. (a)	10,459
910	Cypress Semiconductor Corp. (a)	12,832
9	First Solar, Inc. (a)	1,253
334	Intel Corp.	6,702
729	Linear Technology Corp.	23,493
878	Microchip Technology, Inc.	28,260
661	NVIDIA Corp. (a)	7,951
489	Teradyne, Inc. (a)	5,501
848	Texas Instruments, Inc.	25,061

		135,970

	Software — 0.8%
557	Electronic Arts, Inc. (a)	8,835
784	THQ, Inc. (a)	3,136

		11,971

	Total Information Technology	246,234

	Materials — 6.1%
	Chemicals — 4.4%
92	Ecolab, Inc.	4,523
175	Olin Corp.	3,492
339	OM Group, Inc. (a)	11,281
272	Praxair, Inc.	24,799
112	Sherwin-Williams Co. (The)	8,173
334	Valspar Corp.	10,724

		62,992

	Metals & Mining — 1.6%
663	AK Steel Holding Corp.	8,345
128	Nucor Corp.	4,905
247	United States Steel Corp.	10,578

		23,828

	Paper & Forest Products — 0.1%
35	International Paper Co.	892

	Total Materials	87,712

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 1.5%
789	AT&T, Inc.	22,495

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Wireless Telecommunication Services — 0.9%
316	SBA Communications Corp., Class A (a)	12,418

	Total Telecommunication Services	34,913

	Utilities — 3.8%
	Electric Utilities — 1.6%
228	Allegheny Energy, Inc.	5,299
290	Exelon Corp.	11,817
145	FirstEnergy Corp.	5,267

		22,383

	Independent Power Producers & Energy Traders — 0.3%
255	NRG Energy, Inc. (a)	5,069

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.7%
238	Consolidated Edison, Inc.	11,829
279	Dominion Resources, Inc.	12,138

		23,967

	Water Utilities — 0.2%
170	Aqua America, Inc.	3,649

	Total Utilities	55,068

	Total Short Positions (Proceeds $1,230,566)	$1,298,716

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(51)	E-mini S&P 500	12/17/10	$(3,008)	$3

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$60,814		$1,301,738
Investments in affiliates, at value	1,273		138,416

Total investment securities, at value	62,087		1,440,154
Cash	21		83
Deposits at broker for securities sold short	45,204		1,287,051
Receivables:
Investment securities sold	7,004		110,487
Fund shares sold	242		5,330
Interest and dividends	61		1,810
Prepaid expenses and other assets	39		—

Total Assets	114,658		2,844,915

LIABILITIES:
Payables:
Securities sold short, at value	48,417		1,298,716
Dividends for securities sold short	40		1,304
Investment securities purchased	6,286		101,099
Interest expense for securities sold short	—		101
Fund shares redeemed	91		2,132
Variation margin on futures contracts	—		11
Accrued liabilities:
Investment advisory fees	2		904
Administration fees	—		102
Shareholder servicing fees	7		208
Distribution fees	8		91
Custodian and accounting fees	32		16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2
Other	60		124

Total Liabilities	54,943		1,404,810

Net Assets	$59,715		$1,440,105

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid in capital	$58,792	$1,417,032
Accumulated net investment loss	— (a)	(5)
Accumulated net realized gains (losses)	(64)	(64,691)
Net unrealized appreciation (depreciation)	987	87,769

Total Net Assets	$59,715	$1,440,105

NET ASSETS:
Class A	$54,311	$337,177
Class B	—	2,479
Class C	156	25,121
Class R5	51	—
Institutional Class	—	465,026
Select Class	5,197	610,302

Total	$59,715	$1,440,105

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,524	22,039
Class B	—	166
Class C	10	1,687
Class R5	3	—
Institutional Class	—	29,658
Select Class	337	39,031

Net Asset Value:
Class A — Redemption price per share	$15 .41	$15 .30
Class B — Offering price per share (b)	—	14 .89
Class C — Offering price per share (b)	15 .38	14 .89
Class R5 — Offering and redemption price per share	15 .44	—
Institutional Class — Offering and redemption price per share	—	15 .68
Select Class — Offering and redemption price per share	15 .43	15 .64
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16 .26	$16 .15

Cost of investments in non-affiliates	$58,329	$1,145,822
Cost of investments in affiliates	1,273	138,416
Proceeds from securities sold short	46,919	1,230,566

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Research Equity Long/Short Fund (a)		Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3		$235
Dividend income from non-affiliates	158		15,696
Dividend income from affiliates	—	(b)	120

Total investment income	161		16,051

EXPENSES:
Investment advisory fees	112		11,899
Administration fees	8		881
Distribution fees:
Class A	17		738
Class B	—		22
Class C	—	(b)	88
Shareholder servicing fees:
Class A	17		738
Class B	—		8
Class C	—	(b)	29
Class R5	—	(b)	—
Institutional Class	—		344
Select Class	5		745
Custodian and accounting fees	37		68
Interest expense to affiliates	—		— (b)
Professional fees	59		62
Trustees’ and Chief Compliance Officer’s fees	—	(b)	11
Printing and mailing costs	37		116
Registration and filing fees	31		280
Transfer agent fees	4		462
Other	9		14
Dividend expense on securities sold short	163		20,016
Interest expense to non-affiliates on securities sold short	13		894

Total expenses	512		37,415

Less amounts waived	(105)		(4,785)
Less earnings credits	—	(b)	(1)
Less expense reimbursements	(80)		—

Net expenses	327		32,629

Net investment income (loss)	(166)		(16,578)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	127		30,089
Futures	—		(843)
Securities sold short	(28)		(75,156)

Net realized gain (loss)	99		(45,910)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,485		130,094
Futures	—		19
Securities sold short	(1,498)		(62,894)

Change in net unrealized appreciation (depreciation)	987		67,219

Net realized/unrealized gains (losses)	1,086		21,309

Change in net assets resulting from operations	$920		$4,731

(a)	Commencement of operations was May 28, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Period Ended 10/31/2010 (a)		Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(166)		$(16,578)	$(1,874)
Net realized gain (loss)	99		(45,910)	(4,756)
Change in net unrealized appreciation (depreciation)	987		67,219	16,498

Change in net assets resulting from operations	920		4,731	9,868

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—		(2,100)	—
Class B
From net realized gains	—		(35)	—
Class C (b)
From net realized gains	—		(4)	—
Institutional Class
From net realized gains	—		(1,627)	—
Select Class (b)
From net realized gains	—		(275)	—

Total distributions to shareholders	—		(4,041)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	58,795		1,135,421	257,981

NET ASSETS:
Change in net assets	59,715		1,136,111	267,849
Beginning of period	—		303,994	36,145

End of period	$59,715		$1,440,105	$303,994

Accumulated net investment loss	$—	(c)	$(5)	$(1)

(a)	Commencement of operations was May 28, 2010.
(b)	Commencement of offering of class of shares effective November 2, 2009 for Research Market Neutral Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund	Research Market Neutral Fund
	Period Ended 10/31/2010 (a)	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$55,716	$399,623	$196,365
Dividends and distributions reinvested	—	1,743	—
Cost of shares redeemed	(2,178)	(241,777)	(37,716)

Change in net assets from Class A capital transactions	$53,538	$159,589	$158,649

Class B
Proceeds from shares issued	$—	$144	$2,868
Dividends and distributions reinvested	—	21	—
Cost of shares redeemed	—	(1,158)	(363)

Change in net assets from Class B capital transactions	$—	$(993)	$2,505

Class C (b)
Proceeds from shares issued	$152	$26,117	$—
Dividends and distributions reinvested	—	4	—
Cost of shares redeemed	—	(1,080)	—

Change in net assets from Class C capital transactions	$152	$25,041	$—

Class R5
Proceeds from shares issued	$50	$—	$—

Change in net assets from Class R5 capital transactions	$50	$—	$—

Institutional Class
Proceeds from shares issued	$—	$570,907	$143,676
Dividends and distributions reinvested	—	1,426	—
Cost of shares redeemed	—	(229,133)	(46,849)

Change in net assets from Institutional Class capital transactions	$—	$343,200	$96,827

Select Class (b)
Proceeds from shares issued	$5,055	$676,296	$—
Dividends and distributions reinvested	—	274	—
Cost of shares redeemed	—	(67,986)	—

Change in net assets from Select Class capital transactions	$5,055	$608,584	$—

Total change in net assets from capital transactions	$58,795	$1,135,421	$257,981

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

	Research Equity Long/Short Fund	Research Market Neutral Fund
	Period Ended 10/31/2010 (a)	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	3,667	26,216	12,983
Reinvested	—	114	—
Redeemed	(143)	(15,932)	(2,500)

Change in Class A Shares	3,524	10,398	10,483

Class B
Issued	—	9	197
Reinvested	—	2	—
Redeemed	—	(78)	(25)

Change in Class B Shares	—	(67)	172

Class C (b)
Issued	10	1,760	—
Reinvested	—	— (c)	—
Redeemed	—	(73)	—

Change in Class C Shares	10	1,687	—

Class R5
Issued	3	—	—

Change in Class R5 Shares	3	—	—

Institutional Class
Issued	—	36,574	9,407
Reinvested	—	91	—
Redeemed	—	(14,744)	(3,025)

Change in Institutional Class Shares	—	21,921	6,382

Select Class (b)
Issued	337	43,399	—
Reinvested	—	18	—
Redeemed	—	(4,386)	—

Change in Select Class Shares	337	39,031	—

(a)	Commencement of operations was May 28, 2010.
(b)	Commencement of offering of class of shares effective November 2, 2009 for Research Market Neutral Fund.
(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Research Equity Long/Short Fund
Class A
May 28, 2010(e) through October 31, 2010	$15.00	$(0.13	)(f)	$0.54	$0.41	$15.41

Class C
May 28, 2010(e) through October 31, 2010	15.00	(0.13	)(f)	0.51	0.38	15.38

Class R5
May 28, 2010(e) through October 31, 2010	15.00	(0.08	)(f)	0.52	0.44	15.44

Select Class
May 28, 2010(e) through October 31, 2010	15.00	(0.09	)(f)	0.52	0.43	15.43

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)

2.73%	$54,311	3.73%	1.75%	(1.96)%	5.22	%(g)	3.24	%(g)	63%	313%

2.53	156	4.03	2.22	(2.08)	7.21	(g)	5.40	(g)	63	313

2.93	51	3.16	1.28	(1.31)	7.10	(g)	5.22	(g)	63	313

2.87	5,197	3.36	1.48	(1.51)	7.27	(g)	5.39	(g)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on Investments		Total from investments operations	Net investment income	Net realized gain	Return of capital	Total distributions	Net asset value, end of period
Research Market Neutral Fund
Class A
Year Ended October 31, 2010	$15.39	$(0.31	)(f)	$0.37		$0.06	$—	$(0.15)	$—	$(0.15)	$15.30
Year Ended October 31, 2009	13.94	(0.25	)(f)(g)	1.70	(g)	1.45	—	—	—	—	15.39
Year Ended October 31, 2008	14.49	0.10	(f)	(0.49)		(0.39)	(0.13)	—	(0.03)	(0.16)	13.94
Year Ended October 31, 2007	14.01	0.40	(f)	0.70		1.10	(0.62)	—	—	(0.62)	14.49
Year Ended October 31, 2006	13.63	0.36	(f)	0.70		1.06	(0.68)	—	—	(0.68)	14.01

Class B
Year Ended October 31, 2010	15.05	(0.38	)(f)	0.37		(0.01)	—	(0.15)	—	(0.15)	14.89
Year Ended October 31, 2009	13.71	(0.32	)(f)(g)	1.66	(g)	1.34	—	—	—	—	15.05
Year Ended October 31, 2008	14.27	0.02	(f)	(0.47)		(0.45)	(0.09)	—	(0.02)	(0.11)	13.71
Year Ended October 31, 2007	13.81	0.34	(f)	0.67		1.01	(0.55)	—	—	(0.55)	14.27
Year Ended October 31, 2006	13.45	0.28	(f)	0.70		0.98	(0.62)	—	—	(0.62)	13.81

Class C
November 2, 2009(j) through October 31, 2010	15.07	(0.36	)(f)	0.33		(0.03)	—	(0.15)	—	(0.15)	14.89

Institutional Class
Year Ended October 31, 2010	15.69	(0.23	)(f)	0.37		0.14	—	(0.15)	—	(0.15)	15.68
Year Ended October 31, 2009	14.14	(0.19	)(f)(g)	1.74	(g)	1.55	—	—	—	—	15.69
Year Ended October 31, 2008	14.67	0.18	(f)	(0.50)		(0.32)	(0.17)	—	(0.04)	(0.21)	14.14
Year Ended October 31, 2007	14.18	0.49	(f)	0.68		1.17	(0.68)	—	—	(0.68)	14.67
Year Ended October 31, 2006	13.78	0.41	(f)	0.74		1.15	(0.75)	—	—	(0.75)	14.18

Select Class
November 2, 2009(j) through October 31, 2010	15.70	(0.27	)(f)	0.36		0.09	—	(0.15)	—	(0.15)	15.64

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing with the period ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation included short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.73 and total return would have been 10.89% for Institutional Class Shares. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Institutional Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively for Class A and Class B Shares.
(h)	Includes interest expense (except interest expense on securities sold short) of 0.03%
(i)	Includes interest expense (except interest expense on securities sold short) of 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)		Net expenses (excluding dividend and interest expense for securities sold short) (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

0.42%	$337,177	3.75%		1.48%		(2.02)%		4.22%	1.95%	182%	473%
10.40 (g)	179,117	3.75	(h)	1.52	(h)	(1.66	)(g)	4.33	2.10	218	558
(2.72)	16,147	3.57	(i)	1.51	(i)	0.73		4.43	2.37	—	517
8.02	12,603	3.67	(i)	1.51	(i)	2.81		4.68	2.52	—	387
8.02	3,630	3.70		1.50		2.62		4.85	2.65	—	476

(0.04)	2,479	4.35		1.98		(2.57)		4.82	2.45	182	473
9.77 (g)	3,512	4.25	(h)	2.02	(h)	(2.21	)(g)	4.87	2.64	218	558
(3.18)	840	4.07	(i)	2.01	(i)	0.15		4.93	2.87	—	517
7.46	572	4.17	(i)	2.01	(i)	2.41		5.23	3.07	—	387
7.49	368	4.20		2.00		2.04		5.35	3.15	—	476

(0.17)	25,121	4.11		1.99		(2.46)		4.57	2.45	182	473

0.93	465,026	3.20		0.98		(1.49)		3.77	1.55	182	473
10.96 (g)	121,365	3.25	(h)	1.02	(h)	(1.21	)(g)	3.95	1.72	218	558
(2.20)	19,158	3.07	(i)	1.01	(i)	1.25		4.00	1.94	—	517
8.44	29,113	3.17	(i)	1.01	(i)	3.36		4.32	2.16	—	387
8.60	14,737	3.20		1.00		2.97		4.17	1.97	—	476

0.60	610,302	3.34		1.23		(1.73)		3.81	1.70	182	473

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective February 28, 2010, the Market Neutral Fund was renamed the Research Market Neutral Fund with the approval of the Board of Trustees.

The Research Equity Long/Short Fund commenced operations on May 28, 2010. Prior to June 10, 2010, Class A, Class C, Class R5 and Select Class Shares were not publicly offered for investment.

Class C and Select Class Shares of the Research Market Neutral Fund commenced operations on November 2, 2009.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$62,087	$—	$—	$62,087

Total Liabilities in Securities Sold Short #	$(48,417)	$—	$—	$(48,417)

Research Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$1,438,026	$2,128	$—	$1,440,154

Total Liabilities in Securities Sold Short #	$(1,298,716)	$—	$—	$(1,298,716)

Appreciation in Other Financial Instruments
Futures Contracts	$3	$—	$—	$3

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
##	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the period ended October 31, 2010.

B. Futures Contracts — The Research Market Neutral Fund uses index futures contracts to actively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Research Market Neutral Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The table below discloses the volume of the Fund’s derivatives activities as of October 31, 2010 (amounts in thousands):

Futures Contracts:

Research Market Neutral Fund
Average Notional Balance Long	$509
Average Notional Balance Short	1,859
Ending Notional Balance Long	—
Ending Notional Balance Short	$3,008

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of October 31, 2010, the Funds had outstanding short sales as listed on their SOIs.

D. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Research Equity Long/Short Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually on the Research Equity Long/Short Fund, and are declared and paid quarterly on the Research Market Neutral Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Research Equity Long/Short Fund	$(3)	$166	$(163)
Research Market Neutral Fund	(15,818)	16,574	(756)

The reclassifications for the Funds relate primarily to net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Research Equity Long/Short Fund	$—	(a)	$—
Research Market Neutral Fund	61		34

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00	1.25

The contractual expense limitation agreements were in effect for the period ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011 for Research Market Neutral Fund and May 31, 2011 for Research Equity Long/Short Fund. In addition, the Funds’ service providers have voluntarily waived fees during the period ended October 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the period ended October 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Research Equity Long/Short Fund	$92	$8	$5	$105	$80
Research Market Neutral Fund	4,185	88	344	4,617	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the period ended October 31, 2010 was as follows (amounts in thousands):

Research Equity Long/Short Fund	$—	(a)
Research Market Neutral Fund	168

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2010, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended October 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$72,452	$14,239	$—	$—	$56,433	$9,543
Research Market Neutral Fund	3,921,482	3,940,979	615	115	2,433,238	1,393,820

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$59,729	$2,702	$344	$2,358
Research Market Neutral Fund	1,305,757	150,781	16,384	134,397

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to constructive sale recognized gains (Research Equity Long/Short Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Research Market Neutral Fund	$4,041	$4,041

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$122	$7	$794
Research Market Neutral Fund	—	(8,228)	31,308

For the Funds, the cumulative timing differences primarily consist of constructive sale recognized gains (Research Equity Long/Short Fund) and wash sale loss deferrals.

As of October 31, 2010, the Funds had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Research Market Neutral Fund	$8,228	$8,228

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrow-

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

ing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Research Market Neutral Fund, which collectively represent a significant portion of the Fund’s assets. Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of October 31, 2010, the Research Equity Long/Short Fund pledged substantially all of its assets for securities sold short to BNP Paribas and the Research Market Neutral Fund pledged substantially all of its assets for securities sold short to Goldman Sachs & Co. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Research Market Neutral Fund and JPMorgan Research Equity Long/Short Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Research Market Neutral Fund (formerly JPMorgan Market Neutral Fund) and JPMorgan Research Equity Long/Short Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 20, 2010

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	41

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	141	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	141	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000-2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	141	Director, Center for Deaf and Hard of Hearing (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	141	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	141	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	141	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992-present).

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	141	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	141	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	141	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase S Co. since 2000.

Paul L. Gulinello (1950). AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan chase since 2005; Associate, willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003; Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010	Annualized Expense Ratio
Research Equity Long/Short Fund
Class A
Actual*	$1,000.00	$1,027.30	$15.85	3.73%
Hypothetical**	1,000.00	1,006.40	18.86	3.73
Class C
Actual*	1,000.00	1,025.30	17.11	4.03
Hypothetical**	1,000.00	1,004.89	20.37	4.03
Class R5
Actual*	1,000.00	1,029.30	13.44	3.16
Hypothetical**	1,000-00	1,009.28	16.00	3.16
Select Class
Actual*	1,000.00	1,028.70	14.29	3.36
Hypothetical**	1,000.00	1,008.27	17.01	3.36

Research Market Neutral Fund
Class A
Actual**	1,000.00	1,009.20	18.69	3.69
Hypothetical**	1,000.00	1,006.60	18.66	3.69
Class B
Actual**	1,000.00	1,006.80	21.30	4.21
Hypothetical**	1,000.00	1,003.98	21.27	4.21
Class C
Actual**	1,000.00	1,006.80	20.84	4.12
Hypothetical**	1,000.00	1,004.44	20.82	4.12

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2010	Ending Account value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010	Annualized Expense Ratio
Research Market Neutral Fund (continued)
Institutional class
Actual**	$1,000.00	$1,012.30	$16.08	3.17%
Hypothetical**	1,000.00	1,009.23	16.05	3.17
Select Class
Actual**	1,000.00	1,011.00	17.18	3.39
Hypothetical**	1,000.00	1,008.12	17.16	3.39

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the actual period). Commencement of operations was May 28, 2010.

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the JPMorgan Research Market Neutral Fund (the “Fund”) expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their con-

sideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Fund. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them,

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for Class A and Select Class Shares were in the second and first quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	49

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and proce dural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. October 2010.	AN-SPEC-1010

Annual Report

Highbridge Funds

October 31, 2010

Highbridge Statistical Market Neutral Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.94%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.12%

Net Assets as of 10/31/2010 (In Thousands)	$2,248,144

INVESTMENT OBJECTIVE**

The Highbridge Statistical Market Neutral Fund (the “Fund”) seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks, while neutralizing the general risks associated with stock market investing.

HOW DID THE MARKET PERFORM?

U.S. stocks continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered in the third quarter of 2010 and into October 2010 amid strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. In the end, the S&P 500 Index finished the twelve months ended October 31, 2010 with a 16.52% return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2010, as three of the four stock selection forecasts used by Highbridge Capital Management, LLC (“Highbridge”) detracted from relative performance during the reporting period.

The Fund’s fundamental forecasts took a long-term perspective and sought stocks that generate strong cash flows and efficiently use their capital base. Overall, this forecast theme hurt the Fund’s performance as investors disregarded stocks’ fundamentals and continued to trade based on macroeconomic data.

The Fund’s relative value forecasts sought to identify stocks that appeared to be mispriced relative to their peers. These forecasts detracted from the Fund’s performance, particularly in April, as investors became concerned about sovereign risk and U.S. regulatory financial reform. These concerns produced atypical trends in the market and hindered the relative value forecasts’ ability to distinguish between attractive and unattractive stocks.

The Fund’s technical forecasts also did not add value during the reporting period. The technical forecasts are based on the idea that stock prices react to and correct short-term imbalances in supply and demand. The technical forecasts attempted to identify opportunities to exploit these short-term imbalances and by providing liquidity to markets (buying or selling stocks) to make a profit.

The Fund’s event forecasts contributed to the Fund’s performance during the reporting period. This theme attempts to identify and incorporate news or other information that may impact stock prices. The model’s analyst-driven forecasts performed well, especially once investors began to focus on company’s earnings, rewarding those companies that reported improved operating results.

Although the Fund’s strategy is to be and to remain market neutral, it is important to note that the strategy is not market isolated, and therefore may be subject to short-term disruptions in market conditions, like those witnessed during this most recent reporting period.

HOW WAS THE FUND POSITIONED?

As during previous periods, Highbridge managed the Fund using its proprietary quantitative investment approach. The Fund focused on stock selection and relied on its four different stock selection themes, which the Fund’s portfolio managers believe should drive stock performance over time. The forecasting component of the process sought to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selected the Fund’s holdings by balancing expected returns predicted by its forecasting model against expectations of common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieved this balance through the use of their proprietary optimization software. The Fund was rebalanced throughout each trading day using a proprietary electronic trading system. The model did not seek to “time” the market or predict which style would outperform. The Fund was diversified among mid- and large-cap U.S. stocks and attempted to generate returns based on the relative price movements of the positions in the Fund, and not the direction of the broad market.

2	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Google, Inc., Class A	1.0%
2.	Philip Morris International, Inc.	1.0
3.	Wal-Mart Stores, Inc.	1.0
4.	Alcoa, Inc.	0.9
5.	American Express Co.	0.8
6.	Chesapeake Energy Corp.	0.8
7.	Oracle Corp.	0.8
8.	General Electric Co.	0.8
9.	Humana, Inc.	0.8
10.	Prudential Financial, Inc.	0.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	J.C. Penney Co., Inc.	1.4%
2.	Kraft Foods, Inc., Class A	1.1
3.	Tiffany & Co.	1.0
4.	Green Mountain Coffee Roasters, Inc.	1.0
5.	Fluor Corp.	0.9
6.	NVIDIA Corp.	0.9
7.	EOG Resources, Inc.	0.9
8.	Intuit, Inc.	0.9
9.	Johnson & Johnson	0.8
10.	BorgWarner, Inc.	0.8

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.8%
Consumer Discretionary	15.8
Industrials	11.7
Health Care	11.0
Financials	9.1
Energy	9.1
Consumer Staples	6.8
Materials	6.6
Utilities	5.9
Telecommunication Services	1.6
Short-Term Investment	4.6

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	17.5%
Information Technology	17.4
Industrials	11.7
Health Care	10.8
Energy	10.5
Financials	10.1
Consumer Staples	7.7
Materials	6.4
Utilities	6.1
Telecommunication Services	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of October 31, 2010. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

AS OF OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(4.22)%	0.78%	1.59%
With Sales Charge*		(9.25)	(1.02)	0.49
CLASS C SHARES	11/30/05
Without CDSC		(4.70)	0.26	1.09
With CDSC**		(5.70)	0.26	1.09
SELECT CLASS SHARES	11/30/05	(3.94)	1.03	1.86

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2005 TO 10/31/2010)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from November 30, 2005 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 97.0% (j)
		Common Stocks — 92.5%
		Consumer Discretionary — 15.3%
		Auto Components — 0.9%
43		Autoliv, Inc., (Sweden)	3,056
78		Cooper Tire & Rubber Co.	1,535
581		Dana Holding Corp. (a)	8,226
13		Federal-Mogul Corp. (a)	260
142		TRW Automotive Holdings Corp. (a)	6,474

			19,551

		Automobiles — 0.6%
763		Ford Motor Co. (a)	10,785
105		Thor Industries, Inc.	3,320

			14,105

		Distributors — 0.0% (g)
5		Genuine Parts Co.	219

		Diversified Consumer Services — 1.0%
18		Capella Education Co. (a)	1,008
7		Coinstar, Inc. (a)	386
1		DeVry, Inc.	48
53		Hillenbrand, Inc.	1,141
4		Matthews International Corp., Class A	139
352		Sotheby’s	15,417
26		Strayer Education, Inc.	3,615

			21,754

		Hotels, Restaurants & Leisure — 3.8%
202		Bally Technologies, Inc. (a)	7,275
393		Brinker International, Inc.	7,290
98		Cheesecake Factory, Inc. (The) (a)	2,861
—	(h)	Chipotle Mexican Grill, Inc. (a)	14
95		Cracker Barrel Old Country Store, Inc.	5,135
228		Darden Restaurants, Inc.	10,407
441		International Game Technology	6,870
—	(h)	Interval Leisure Group, Inc. (a)	1
—	(h)	Life Time Fitness, Inc. (a)	15
74		Marriott International, Inc., Class A	2,727
55		Panera Bread Co., Class A (a)	4,937
17		Penn National Gaming, Inc. (a)	569
1		PF Chang’s China Bistro, Inc.	69
—	(h)	Royal Caribbean Cruises Ltd. (a)	—	(h)
31		Scientific Games Corp., Class A (a)	241
440		Starbucks Corp.	12,533
292		Wendy’s/Arby’s Group, Inc., Class A	1,343
10		WMS Industries, Inc. (a)	432
428		Wyndham Worldwide Corp.	12,292
93		Wynn Resorts Ltd.	9,925

			84,936

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Durables — 1.0%
948		D.R. Horton, Inc.	9,895
180		Harman International Industries, Inc. (a)	6,039
—	(h)	iRobot Corp. (a)	2
60		Lennar Corp., Class A	872
15		Mohawk Industries, Inc. (a)	840
113		Newell Rubbermaid, Inc.	1,988
19		Pulte Group, Inc. (a)	149
61		Toll Brothers, Inc. (a)	1,103
35		Whirlpool Corp.	2,619

			23,507

		Internet & Catalog Retail — 0.4%
76		Expedia, Inc.	2,204
—	(h)	NutriSystem, Inc.	4
20		priceline.com, Inc. (a)	7,531

			9,739

		Leisure Equipment & Products — 0.2%
54		Brunswick Corp.	855
23		Polaris Industries, Inc.	1,616
54		Pool Corp.	1,082

			3,553

		Media — 2.5%
86		Cablevision Systems Corp., Class A	2,305
151		CBS Corp., Class B	2,558
252		Cinemark Holdings, Inc.	4,425
11		Discovery Communications, Inc., Class C (a)	417
310		DISH Network Corp., Class A	6,161
1,372		Interpublic Group of Cos., Inc. (The) (a)	14,199
100		Liberty Media Corp. — Starz, Class A (a)	6,551
—	(h)	Live Nation Entertainment, Inc. (a)	1
65		Madison Square Garden, Inc., Class A (a)	1,347
2		Morningstar, Inc. (a)	79
69		Time Warner Cable, Inc.	3,967
22		Viacom, Inc., Class B	846
294		Walt Disney Co. (The)	10,613
5		Washington Post Co. (The), Class B	2,120

			55,589

		Multiline Retail — 1.2%
49		Big Lots, Inc. (a)	1,541
361		Dillard’s, Inc., Class A	9,218
28		Dollar Tree, Inc. (a)	1,431
23		Family Dollar Stores, Inc.	1,048
101		Kohl’s Corp. (a)	5,159
4		Macy’s, Inc.	106
76		Nordstrom, Inc.	2,917

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — (Continued)
		Multiline Retail — Continued
128		Target Corp.	6,668

			28,088

		Specialty Retail — 2.3%
28		Advance Auto Parts, Inc.	1,826
145		Aeropostale, Inc. (a)	3,534
150		AnnTaylor Stores Corp. (a)	3,498
2		AutoZone, Inc. (a)	397
—	(h)	Bed Bath & Beyond, Inc. (a)	3
—	(h)	Charming Shoppes, Inc. (a)	—	(h)
166		Collective Brands, Inc. (a)	2,544
209		Dick’s Sporting Goods, Inc. (a)	6,029
144		GameStop Corp., Class A (a)	2,838
4		Home Depot, Inc.	119
85		Lowe’s Cos., Inc.	1,823
260		Men’s Wearhouse, Inc. (The)	6,350
939		Office Depot, Inc. (a)	4,216
42		O’Reilly Automotive, Inc. (a)	2,486
131		RadioShack Corp.	2,637
—	(h)	Signet Jewelers Ltd., (Bermuda) (a)	7
5		Staples, Inc.	104
108		Tractor Supply Co.	4,283
68		Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,083
241		Williams-Sonoma, Inc.	7,787

			52,564

		Textiles, Apparel & Luxury Goods — 1.4%
143		Coach, Inc.	7,151
275		CROCS, Inc. (a)	3,830
—	(h)	Iconix Brand Group, Inc. (a)	5
308		Jones Group, Inc. (The)	4,453
1		Liz Claiborne, Inc. (a)	5
102		NIKE, Inc., Class B	8,287
130		Warnaco Group, Inc. (The) (a)	6,926

			30,657

		Total Consumer Discretionary	344,262

		Consumer Staples — 6.6%
		Beverages — 1.4%
126		Coca-Cola Co. (The)	7,753
99		Constellation Brands, Inc., Class A (a)	1,955
461		Dr. Pepper Snapple Group, Inc.	16,866
109		Hansen Natural Corp. (a)	5,607

			32,181

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food & Staples Retailing — 1.4%
7		BJ’s Wholesale Club, Inc. (a)	279
—	(h)	CVS Caremark Corp.	1
230		Kroger Co. (The)	5,062
—	(h)	Pantry, Inc. (The) (a)	2
160		Walgreen Co.	5,420
387		Wal-Mart Stores, Inc.	20,968
5		Weis Markets, Inc.	178

			31,910

		Food Products — 2.3%
366		ConAgra Foods, Inc.	8,239
205		Dean Foods Co. (a)	2,128
129		Del Monte Foods Co.	1,855
2		Hain Celestial Group, Inc. (The) (a)	38
57		Ralcorp Holdings, Inc. (a)	3,507
68		Sanderson Farms, Inc.	2,858
766		Sara Lee Corp.	10,984
333		Smithfield Foods, Inc. (a)	5,581
993		Tyson Foods, Inc., Class A	15,443

			50,633

		Household Products — 0.3%
27		Colgate-Palmolive Co.	2,062
69		Energizer Holdings, Inc. (a)	5,140

			7,202

		Personal Products — 0.1%
24		Nu Skin Enterprises, Inc., Class A	730

		Tobacco — 1.1%
365		Philip Morris International, Inc.	21,375
168		Vector Group Ltd.	3,140

			24,515

		Total Consumer Staples	147,171

		Energy — 8.8%
		Energy Equipment & Services — 2.7%
—	(h)	CARBO Ceramics, Inc.	41
318		Complete Production Services, Inc. (a)	7,451
46		Dresser-Rand Group, Inc. (a)	1,573
95		Exterran Holdings, Inc. (a)	2,396
240		Halliburton Co.	7,650
93		Helix Energy Solutions Group, Inc. (a)	1,175
—	(h)	Natural Gas Services Group, Inc. (a)	2
120		Oceaneering International, Inc. (a)	7,445
112		Oil States International, Inc. (a)	5,718
—	(h)	OYO Geospace Corp. (a)	6
754		Patterson-UTI Energy, Inc.	14,636

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Energy Equipment & Services — Continued
12		RPC, Inc.	271
25		SEACOR Holdings, Inc. (a)	2,412
214		Superior Energy Services, Inc. (a)	5,911
269		Tetra Technologies, Inc. (a)	2,624
14		Unit Corp. (a)	546
80		Weatherford International Ltd., (Switzerland) (a)	1,338

			61,195

		Oil, Gas & Consumable Fuels — 6.1%
99		Alpha Natural Resources, Inc. (a)	4,451
49		Apache Corp.	4,948
317		Arch Coal, Inc.	7,795
310		Bill Barrett Corp. (a)	11,700
10		Cabot Oil & Gas Corp.	300
820		Chesapeake Energy Corp.	17,794
—	(h)	Chevron Corp.	2
74		Cimarex Energy Co.	5,687
9		Comstock Resources, Inc. (a)	193
26		Continental Resources, Inc. (a)	1,257
31		Devon Energy Corp.	2,009
132		EQT Corp.	4,934
39		Frontier Oil Corp.	516
10		Gran Tierra Energy, Inc., (Canada) (a)	73
45		Holly Corp.	1,466
381		International Coal Group, Inc. (a)	2,143
197		Marathon Oil Corp.	7,006
121		McMoRan Exploration Co. (a)	2,030
158		Murphy Oil Corp.	10,297
21		Newfield Exploration Co. (a)	1,228
65		Petrohawk Energy Corp. (a)	1,110
132		Plains Exploration & Production Co. (a)	3,687
117		QEP Resources, Inc.	3,857
206		Quicksilver Resources, Inc. (a)	3,077
42		Southern Union Co.	1,053
128		Southwestern Energy Co. (a)	4,321
—	(h)	Stone Energy Corp. (a)	5
312		Sunoco, Inc.	11,703
490		Valero Energy Corp.	8,794
28		Whiting Petroleum Corp. (a)	2,773
472		Williams Cos., Inc. (The)	10,166

			136,375

		Total Energy	197,570

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 8.8%
	Capital Markets — 0.9%
9	Ameriprise Financial, Inc.	465
17	BlackRock, Inc.	2,896
70	E*Trade Financial Corp. (a)	999
1	Eaton Vance Corp.	17
18	Franklin Resources, Inc.	2,031
36	Goldman Sachs Group, Inc. (The)	5,847
126	Morgan Stanley	3,131
5	Northern Trust Corp.	259
37	SEI Investments Co.	815
96	State Street Corp.	3,993
8	Stifel Financial Corp. (a)	394
3	Waddell & Reed Financial, Inc., Class A	73

		20,920

	Commercial Banks — 1.8%
5	Bank of Hawaii Corp.	221
82	CapitalSource, Inc.	503
1	Cathay General Bancorp	16
12	City National Corp.	620
148	East West Bancorp, Inc.	2,611
570	Fifth Third Bancorp	7,158
3	First Citizens BancShares, Inc., Class A	538
30	First Financial Bancorp	498
290	Huntington Bancshares, Inc.	1,647
86	Iberiabank Corp.	4,460
16	Investors Bancorp, Inc. (a)	186
33	M&T Bank Corp.	2,486
2	Old National Bancorp	22
208	PNC Financial Services Group, Inc.	11,206
5	PrivateBancorp, Inc.	54
45	Prosperity Bancshares, Inc.	1,413
39	Signature Bank (a)	1,660
14	Susquehanna Bancshares, Inc.	112
47	TCF Financial Corp.	614
15	Trustmark Corp.	323
85	U.S. Bancorp	2,050
3	Umpqua Holdings Corp.	34
8	Valley National Bancorp	110
89	Webster Financial Corp.	1,519
18	Wells Fargo & Co.	476
13	Wintrust Financial Corp.	379
1	Zions Bancorp	10

		40,926

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Consumer Finance — 1.1%
439		American Express Co.	18,205
131		Capital One Financial Corp.	4,868
22		Cash America International, Inc.	772

			23,845

		Diversified Financial Services — 0.0% (g)
56		Citigroup, Inc. (a)	234
18		NASDAQ OMX Group, Inc. (The) (a)	388
1		Portfolio Recovery Associates, Inc. (a)	88

			710

		Insurance — 2.6%
1		ACE Ltd., (Switzerland)	67
57		Aflac, Inc.	3,175
—	(h)	Allied World Assurance Co. Holdings Ltd., (Bermuda)	6
441		Allstate Corp. (The)	13,461
—	(h)	Axis Capital Holdings Ltd., (Bermuda)	7
84		Brown & Brown, Inc.	1,875
—	(h)	CNO Financial Group, Inc. (a)	2
4		Erie Indemnity Co., Class A	212
240		Fidelity National Financial, Inc., Class A	3,211
—	(h)	HCC Insurance Holdings, Inc.	6
—	(h)	Infinity Property & Casualty Corp.	5
80		Lincoln National Corp.	1,948
216		MBIA, Inc. (a)	2,422
—	(h)	Mercury General Corp.	3
54		MetLife, Inc.	2,176
—	(h)	OneBeacon Insurance Group Ltd., Class A	1
85		Principal Financial Group, Inc.	2,272
23		Progressive Corp. (The)	489
218		Protective Life Corp.	5,228
325		Prudential Financial, Inc.	17,078
4		Tower Group, Inc.	99
85		Transatlantic Holdings, Inc.	4,446
9		Unitrin, Inc.	223
1		XL Group plc, (Ireland)	23

			58,435

		Real Estate Investment Trusts (REITs) — 1.6%
1		Alexandria Real Estate Equities, Inc.	58
22		Apartment Investment & Management Co., Class A	504
6		AvalonBay Communities, Inc.	653
37		BRE Properties, Inc.	1,570
78		Camden Property Trust	3,866
23		Corporate Office Properties Trust	802

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — Continued
341		Duke Realty Corp.	4,256
38		Essex Property Trust, Inc.	4,344
24		Federal Realty Investment Trust	2,007
4		HCP, Inc.	140
44		Hospitality Properties Trust	994
8		Host Hotels & Resorts, Inc.	119
106		Liberty Property Trust	3,550
79		Mack-Cali Realty Corp.	2,640
28		Nationwide Health Properties, Inc.	1,155
16		Potlatch Corp.	548
148		Rayonier, Inc.	7,711
1		Ventas, Inc.	31
—	(h)	Vornado Realty Trust	8

			34,956

		Real Estate Management & Development — 0.5%
36		CB Richard Ellis Group, Inc., Class A (a)	667
242		Forest City Enterprises, Inc., Class A (a)	3,535
92		Jones Lang LaSalle, Inc.	7,178

			11,380

		Thrifts & Mortgage Finance — 0.3%
11		Astoria Financial Corp.	130
—	(h)	Downey Financial Corp. (a)	—
141		MGIC Investment Corp. (a)	1,242
104		NewAlliance Bancshares, Inc.	1,345
77		Northwest Bancshares, Inc.	868
130		Ocwen Financial Corp. (a)	1,120
198		People’s United Financial, Inc.	2,443
—	(h)	Provident Financial Services, Inc.	3
23		Washington Federal, Inc.	349

			7,500

		Total Financials	198,672

		Health Care — 10.7%
		Biotechnology — 0.7%
80		Alexion Pharmaceuticals, Inc. (a)	5,478
85		Amylin Pharmaceuticals, Inc. (a)	1,102
30		BioMarin Pharmaceutical, Inc. (a)	793
5		Celgene Corp. (a)	338
41		Cephalon, Inc. (a)	2,713
8		Cepheid, Inc. (a)	162
24		Cubist Pharmaceuticals, Inc. (a)	560
6		Dendreon Corp. (a)	211
36		Human Genome Sciences, Inc. (a)	976
90		Incyte Corp., Ltd. (a)	1,495
—	(h)	Martek Biosciences Corp. (a)	2

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Biotechnology — Continued
11		Myriad Genetics, Inc. (a)	222
—	(h)	Pharmasset, Inc. (a)	11
6		Regeneron Pharmaceuticals, Inc. (a)	167
—	(h)	Rigel Pharmaceuticals, Inc. (a)	1
42		Seattle Genetics, Inc. (a)	693
28		United Therapeutics Corp. (a)	1,690

			16,614

		Health Care Equipment & Supplies — 2.5%
182		Align Technology, Inc. (a)	3,094
78		American Medical Systems Holdings, Inc. (a)	1,569
83		Baxter International, Inc.	4,238
5		Beckman Coulter, Inc.	273
183		Boston Scientific Corp. (a)	1,165
230		CareFusion Corp. (a)	5,545
70		Cooper Cos., Inc. (The)	3,468
10		Gen-Probe, Inc. (a)	476
—	(h)	Haemonetics Corp. (a)	11
13		Hill-Rom Holdings, Inc.	495
482		Hologic, Inc. (a)	7,721
113		Immucor, Inc. (a)	1,962
27		Integra LifeSciences Holdings Corp. (a)	1,147
24		Intuitive Surgical, Inc. (a)	6,322
78		Sirona Dental Systems, Inc. (a)	2,941
25		St. Jude Medical, Inc. (a)	964
15		STERIS Corp.	529
99		Stryker Corp.	4,918
26		Teleflex, Inc.	1,437
161		Zimmer Holdings, Inc. (a)	7,617

			55,892

		Health Care Providers & Services — 3.7%
57		AMERIGROUP Corp. (a)	2,371
364		Cardinal Health, Inc.	12,613
52		Catalyst Health Solutions, Inc. (a)	1,962
222		Community Health Systems, Inc. (a)	6,674
37		Express Scripts, Inc. (a)	1,786
313		Health Management Associates, Inc., Class A (a)	2,507
174		Health Net, Inc. (a)	4,692
301		Humana, Inc. (a)	17,564
—	(h)	Kindred Healthcare, Inc. (a)	4
28		LifePoint Hospitals, Inc. (a)	965
32		McKesson Corp.	2,089
179		Medco Health Solutions, Inc. (a)	9,393
1,011		Tenet Healthcare Corp. (a)	4,409
427		UnitedHealth Group, Inc.	15,405

			82,434

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Technology — 0.6%
189		Allscripts Healthcare Solutions, Inc. (a)	3,611
87		Cerner Corp. (a)	7,612
78		MedAssets, Inc. (a)	1,442

			12,665

		Life Sciences Tools & Services — 0.9%
75		Bruker Corp. (a)	1,121
1		Charles River Laboratories International, Inc. (a)	24
57		Covance, Inc. (a)	2,689
1		Illumina, Inc. (a)	30
38		Life Technologies Corp. (a)	1,890
323		Parexel International Corp. (a)	6,944
230		Pharmaceutical Product Development, Inc.	5,936
2		Thermo Fisher Scientific, Inc. (a)	113
29		Waters Corp. (a)	2,150

			20,897

		Pharmaceuticals — 2.3%
98		Abbott Laboratories	5,013
15		Bristol-Myers Squibb Co.	409
476		Eli Lilly & Co.	16,754
129		Endo Pharmaceuticals Holdings, Inc. (a)	4,739
39		Forest Laboratories, Inc. (a)	1,297
307		Impax Laboratories, Inc. (a)	5,792
99		King Pharmaceuticals, Inc. (a)	1,406
—	(h)	Medicines Co. (The) (a)	3
70		Medicis Pharmaceutical Corp., Class A	2,076
67		Par Pharmaceutical Cos., Inc. (a)	2,181
542		Pfizer, Inc.	9,428
—	(h)	Questcor Pharmaceuticals, Inc. (a)	2
185		ViroPharma, Inc. (a)	3,034

			52,134

		Total Health Care	240,636

		Industrials — 11.3%
		Aerospace & Defense — 1.5%
45		Alliant Techsystems, Inc. (a)	3,466
39		Cubic Corp.	1,682
35		Esterline Technologies Corp. (a)	2,127
58		General Dynamics Corp.	3,944
205		ITT Corp.	9,668
115		L-3 Communications Holdings, Inc.	8,279
14		Lockheed Martin Corp.	964
8		Moog, Inc., Class A (a)	286
36		Northrop Grumman Corp.	2,278
7		Teledyne Technologies, Inc. (a)	270

			32,964

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Air Freight & Logistics — 0.4%
23		Atlas Air Worldwide Holdings, Inc. (a)	1,207
3		FedEx Corp.	298
95		United Parcel Service, Inc., Class B	6,374

			7,879

		Airlines — 0.4%
65		Alaska Air Group, Inc. (a)	3,425
80		JetBlue Airways Corp. (a)	562
12		Southwest Airlines Co.	161
191		U.S. Airways Group, Inc. (a)	2,250
121		United Continental Holdings, Inc. (a)	3,527

			9,925

		Building Products — 0.0% (g)
31		Owens Corning (a)	840
10		Simpson Manufacturing Co., Inc.	266

			1,106

		Commercial Services & Supplies — 0.9%
3		ABM Industries, Inc.	72
63		Avery Dennison Corp.	2,294
6		Brink’s Co. (The)	133
32		Cintas Corp.	868
75		Clean Harbors, Inc. (a)	5,260
175		Covanta Holding Corp.	2,768
35		HNI Corp.	851
49		Iron Mountain, Inc.	1,062
70		R.R. Donnelley & Sons Co.	1,292
49		Republic Services, Inc.	1,469
—	(h)	Team, Inc. (a)	—	(h)
209		Tetra Tech, Inc. (a)	4,396
—	(h)	UniFirst Corp.	5

			20,470

		Construction & Engineering — 1.4%
188		Aecom Technology Corp. (a)	4,969
—	(h)	Great Lakes Dredge & Dock Corp.	2
589		KBR, Inc.	14,968
49		Shaw Group, Inc. (The) (a)	1,485
231		URS Corp. (a)	8,986

			30,410

		Electrical Equipment — 0.9%
20		Baldor Electric Co.	832
137		Brady Corp., Class A	4,205
—	(h)	Franklin Electric Co., Inc.	4
156		GrafTech International Ltd. (a)	2,569
86		Hubbell, Inc., Class B	4,651

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment — Continued
36		Polypore International, Inc. (a)	1,200
81		Regal-Beloit Corp.	4,654
46		Thomas & Betts Corp. (a)	2,010

			20,125

		Industrial Conglomerates — 0.8%
36		Carlisle Cos., Inc.	1,252
1,097		General Electric Co.	17,577

			18,829

		Machinery — 2.9%
7		Actuant Corp., Class A	167
325		AGCO Corp. (a)	13,808
—	(h)	Ampco-Pittsburgh Corp.	3
—	(h)	Briggs & Stratton Corp.	8
10		Crane Co.	371
30		Danaher Corp.	1,291
—	(h)	Donaldson Co., Inc.	3
73		Dover Corp.	3,899
113		Harsco Corp.	2,623
70		IDEX Corp.	2,532
129		Joy Global, Inc.	9,177
86		Kaydon Corp.	2,990
—	(h)	LB Foster Co., Class A (a)	3
154		Manitowoc Co., Inc. (The)	1,718
—	(h)	NACCO Industries, Inc., Class A	13
2		Oshkosh Corp. (a)	58
56		PACCAR, Inc.	2,850
115		Pall Corp.	4,890
33		Pentair, Inc.	1,088
23		Sauer-Danfoss, Inc. (a)	513
261		Timken Co.	10,796
75		Toro Co. (The)	4,279
21		WABCO Holdings, Inc. (a)	962
24		Watts Water Technologies, Inc., Class A	843

			64,885

		Marine — 0.0% (g)
8		Alexander & Baldwin, Inc.	261

		Professional Services — 0.1%
17		Dun & Bradstreet Corp.	1,295
1		Equifax, Inc.	35
37		FTI Consulting, Inc. (a)	1,310
9		Towers Watson & Co., Class A	442

			3,082

		Road & Rail — 1.7%
4		Amerco, Inc. (a)	323

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Road & Rail — Continued
5		Avis Budget Group, Inc. (a)	53
173		CSX Corp.	10,615
30		Heartland Express, Inc.	449
126		Knight Transportation, Inc.	2,250
170		Norfolk Southern Corp.	10,462
61		Old Dominion Freight Line, Inc. (a)	1,722
153		Ryder System, Inc.	6,688
249		Werner Enterprises, Inc.	5,313

			37,875

		Trading Companies & Distributors — 0.3%
126		Applied Industrial Technologies, Inc.	3,840
14		Fastenal Co.	732
32		United Rentals, Inc. (a)	605
27		Watsco, Inc.	1,505

			6,682

		Total Industrials	254,493

		Information Technology — 17.3%
		Communications Equipment — 1.7%
—	(h)	Anaren, Inc. (a)	2
353		Arris Group, Inc. (a)	3,288
43		Aruba Networks, Inc. (a)	932
58		Blue Coat Systems, Inc. (a)	1,558
32		Brocade Communications Systems, Inc. (a)	204
51		CommScope, Inc. (a)	1,606
97		Harris Corp.	4,367
118		InterDigital, Inc. (a)	3,962
388		Motorola, Inc. (a)	3,163
114		Plantronics, Inc.	4,089
162		Polycom, Inc. (a)	5,478
40		QUALCOMM, Inc.	1,817
22		Riverbed Technology, Inc. (a)	1,263
712		Tellabs, Inc.	4,859
3		ViaSat, Inc. (a)	131

			36,719

		Computers & Peripherals — 1.4%
899		Dell, Inc. (a)	12,933
43		EMC Corp. (a)	893
334		Hewlett-Packard Co.	14,036
6		Isilon Systems, Inc. (a)	181
213		NCR Corp. (a)	2,919
58		QLogic Corp. (a)	1,024

			31,986

		Electronic Equipment, Instruments & Components — 1.9%
30		AVX Corp.	433

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electronic Equipment, Instruments & Components — Continued
5		Cognex Corp.	143
12		Coherent, Inc. (a)	521
91		Corning, Inc.	1,672
—	(h)	Daktronics, Inc.	1
27		Dolby Laboratories, Inc., Class A (a)	1,671
81		IPG Photonics Corp. (a)	1,825
86		Itron, Inc. (a)	5,254
496		Jabil Circuit, Inc.	7,614
87		Molex, Inc.	1,766
33		National Instruments Corp.	1,161
718		Power-One, Inc. (a)	7,469
—	(h)	Technitrol, Inc.	—	(h)
1,077		Vishay Intertechnology, Inc. (a)	12,168
66		Vishay Precision Group, Inc. (a)	1,120

			42,818

		Internet Software & Services — 1.9%
1		Akamai Technologies, Inc. (a)	63
143		AOL, Inc. (a)	3,812
37		Google, Inc., Class A (a)	22,844
153		IAC/InterActiveCorp. (a)	4,279
—	(h)	Internap Network Services Corp. (a)	—	(h)
18		MercadoLibre, Inc., (Argentina) (a)	1,178
18		ValueClick, Inc. (a)	246
3		WebMD Health Corp. (a)	170
658		Yahoo!, Inc. (a)	10,865

			43,457

		IT Services — 2.0%
139		Acxiom Corp. (a)	2,445
19		Alliance Data Systems Corp. (a)	1,162
358		Broadridge Financial Solutions, Inc.	7,878
143		CACI International, Inc., Class A (a)	7,170
129		Convergys Corp. (a)	1,460
—	(h)	Diamond Management & Technology Consultants, Inc.	—	(h)
42		DST Systems, Inc.	1,830
—	(h)	Euronet Worldwide, Inc. (a)	2
40		Gartner, Inc. (a)	1,272
—	(h)	International Business Machines Corp.	14
248		Lender Processing Services, Inc.	7,163
54		ManTech International Corp., Class A (a)	2,107
51		MAXIMUS, Inc.	3,092
111		NeuStar, Inc., Class A (a)	2,862
—	(h)	RightNow Technologies, Inc. (a)	3
1		SRA International, Inc., Class A (a)	18

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	IT Services — Continued
40	TeleTech Holdings, Inc. (a)	610
192	Total System Services, Inc.	2,997
9	VeriFone Systems, Inc. (a)	290
175	Western Union Co. (The)	3,085

		45,460

	Office Electronics — 0.0% (g)
4	Zebra Technologies Corp., Class A (a)	151

	Semiconductors & Semiconductor Equipment — 4.7%
141	Altera Corp.	4,401
237	Amkor Technology, Inc. (a)	1,712
204	Analog Devices, Inc.	6,879
264	Atheros Communications, Inc. (a)	8,196
115	Atmel Corp. (a)	1,017
371	Cypress Semiconductor Corp. (a)	5,238
1,236	Fairchild Semiconductor International, Inc. (a)	13,931
213	GT Solar International, Inc. (a)	1,757
7	Integrated Device Technology, Inc. (a)	44
10	International Rectifier Corp. (a)	235
42	KLA-Tencor Corp.	1,513
217	Lam Research Corp. (a)	9,946
17	Linear Technology Corp.	534
1,098	LSI Corp. (a)	5,755
296	Maxim Integrated Products, Inc.	6,419
92	Microchip Technology, Inc.	2,946
329	Micron Technology, Inc. (a)	2,720
87	Microsemi Corp. (a)	1,746
175	Novellus Systems, Inc. (a)	5,114
1,092	ON Semiconductor Corp. (a)	8,374
353	PMC-Sierra, Inc. (a)	2,713
6	Power Integrations, Inc.	218
1,080	RF Micro Devices, Inc. (a)	7,872
18	Semtech Corp. (a)	378
391	Teradyne, Inc. (a)	4,392
66	TriQuint Semiconductor, Inc. (a)	681
6	Veeco Instruments, Inc. (a)	235

		104,966

	Software — 3.7%
352	Adobe Systems, Inc. (a)	9,921
9	Advent Software, Inc. (a)	465
35	ANSYS, Inc. (a)	1,577
19	Ariba, Inc. (a)	351
32	Aspen Technology, Inc. (a)	357
316	Autodesk, Inc. (a)	11,444
11	Blackbaud, Inc.	272

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — Continued
116		BMC Software, Inc. (a)	5,269
1		Concur Technologies, Inc. (a)	29
38		FactSet Research Systems, Inc.	3,378
—	(h)	Fair Isaac Corp.	5
148		Jack Henry & Associates, Inc.	4,031
13		Lawson Software, Inc. (a)	118
11		McAfee, Inc. (a)	500
31		MICROS Systems, Inc. (a)	1,423
598		Oracle Corp.	17,579
17		Parametric Technology Corp. (a)	371
8		Quest Software, Inc. (a)	205
179		Rovi Corp. (a)	9,058
2		Solera Holdings, Inc.	86
56		SuccessFactors, Inc. (a)	1,508
327		Synopsys, Inc. (a)	8,369
8		Taleo Corp., Class A (a)	240
79		VMware, Inc., Class A (a)	6,007

			82,563

		Total Information Technology	388,120

		Materials — 6.4%
		Chemicals — 2.7%
63		Air Products & Chemicals, Inc.	5,388
3		Albemarle Corp.	169
131		Ashland, Inc.	6,780
121		Cabot Corp.	4,103
136		Cytec Industries, Inc.	6,735
348		Ferro Corp. (a)	4,769
3		International Flavors & Fragrances, Inc.	141
55		Minerals Technologies, Inc.	3,247
15		Monsanto Co.	921
17		Mosaic Co. (The)	1,263
98		OM Group, Inc. (a)	3,258
101		PPG Industries, Inc.	7,713
26		Rockwood Holdings, Inc. (a)	873
227		Scotts Miracle-Gro Co. (The), Class A	12,109
20		Sigma-Aldrich Corp.	1,244
46		Valspar Corp.	1,471
14		W.R. Grace & Co. (a)	445
13		Westlake Chemical Corp.	413

			61,042

		Containers & Packaging — 0.8%
3		Aptargroup, Inc.	138
93		Ball Corp.	6,004
200		Crown Holdings, Inc. (a)	6,432

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Containers & Packaging — Continued
—	(h)	Myers Industries, Inc.	1
49		Owens-Illinois, Inc. (a)	1,378
59		Packaging Corp. of America	1,433
77		Sealed Air Corp.	1,776

			17,162

		Metals & Mining — 2.5%
1,441		Alcoa, Inc.	18,917
68		Carpenter Technology Corp.	2,418
50		Cliffs Natural Resources, Inc.	3,230
101		Commercial Metals Co.	1,408
396		Hecla Mining Co. (a)	2,729
210		Newmont Mining Corp.	12,766
27		Reliance Steel & Aluminum Co.	1,132
8		Royal Gold, Inc.	405
84		Schnitzer Steel Industries, Inc., Class A	4,327
2		Steel Dynamics, Inc.	28
9		Stillwater Mining Co. (a)	154
232		Titanium Metals Corp. (a)	4,571
53		Walter Energy, Inc.	4,672

			56,757

		Paper & Forest Products — 0.4%
67		Domtar Corp., (Canada)	5,301
274		Weyerhaeuser Co.	4,445

			9,746

		Total Materials	144,707

		Telecommunication Services — 1.6%
		Diversified Telecommunication Services — 1.0%
469		AT&T, Inc.	13,370
—	(h)	Cbeyond, Inc. (a)	2
—	(h)	CenturyLink, Inc.	1
44		tw telecom, inc. (a)	812
239		Verizon Communications, Inc.	7,755

			21,940

		Wireless Telecommunication Services — 0.6%
26		Crown Castle International Corp. (a)	1,132
57		NII Holdings, Inc. (a)	2,363
8		SBA Communications Corp., Class A (a)	327
—	(h)	Shenandoah Telecommunications Co.	2
1,155		Sprint Nextel Corp. (a)	4,760
88		Telephone & Data Systems, Inc.	3,073
26		U.S. Cellular Corp. (a)	1,206

			12,863

		Total Telecommunication Services	34,803

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.7%
	Electric Utilities — 2.0%
25	Allete, Inc.	909
221	DPL, Inc.	5,770
45	Edison International	1,663
19	El Paso Electric Co. (a)	455
130	Entergy Corp.	9,702
66	Exelon Corp.	2,679
115	Great Plains Energy, Inc.	2,185
47	Hawaiian Electric Industries, Inc.	1,061
97	IDACORP, Inc.	3,574
24	ITC Holdings Corp.	1,523
28	NextEra Energy, Inc.	1,556
34	Northeast Utilities	1,065
141	NV Energy, Inc.	1,931
38	Pinnacle West Capital Corp.	1,580
49	PNM Resources, Inc.	578
290	Portland General Electric Co.	6,051
72	UniSource Energy Corp.	2,535
14	Westar Energy, Inc.	355

		45,172

	Gas Utilities — 0.8%
83	AGL Resources, Inc.	3,249
100	Atmos Energy Corp.	2,936
1	Chesapeake Utilities Corp.	18
61	Energen Corp.	2,733
27	Nicor, Inc.	1,306
177	Questar Corp.	3,007
27	Southwest Gas Corp.	952
133	UGI Corp.	4,003
13	WGL Holdings, Inc.	494

		18,698

	Independent Power Producers & Energy Traders — 1.2%
617	AES Corp. (The) (a)	7,364
159	Constellation Energy Group, Inc.	4,798
785	NRG Energy, Inc. (a)	15,635

		27,797

	Multi-Utilities — 1.4%
57	Alliant Energy Corp.	2,086
190	Ameren Corp.	5,519
35	Avista Corp.	755
38	Black Hills Corp.	1,207
503	CMS Energy Corp.	9,238
40	DTE Energy Co.	1,867
38	Integrys Energy Group, Inc.	2,021

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Multi-Utilities — Continued
3	NiSource, Inc.	48
61	NorthWestern Corp.	1,814
92	OGE Energy Corp.	4,063
27	TECO Energy, Inc.	474
41	Vectren Corp.	1,126

		30,218

	Water Utilities — 0.3%
295	American Water Works Co., Inc.	7,054

	Total Utilities	128,939

	Total Common Stocks (Cost $1,920,619)	2,079,373

NUMBER OF RIGHTS
Right — 0.0% (g)
	Health Care — 0.0% (g)
1	Celgene Corp., expiring 12/31/11 (a) (Cost $5)	5

SHARES
Short-Term Investment — 4.5%
	Investment Company — 4.5%
100,582	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $100,582)	100,582

	Total Investments — 97.0% (Cost $2,021,206)	2,179,960
	Other Assets in Excess of Liabilities — 3.0%	68,184

	NET ASSETS — 100.0%	$2,248,144

Short Positions — 92.0%
	Common Stocks — 92.0%
	Consumer Discretionary — 16.1%
	Auto Components — 0.9%
308	BorgWarner, Inc. (a)	17,291
123	Gentex Corp.	2,455
10	Goodyear Tire & Rubber Co. (The) (a)	106
20	Johnson Controls, Inc.	718
7	Tenneco, Inc. (a)	229

		20,799

	Automobiles — 0.0% (g)
15	Harley-Davidson, Inc.	461

	Distributors — 0.1%
117	LKQ Corp. (a)	2,551

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Consumer Services — 0.2%
—	(h)	Apollo Group, Inc., Class A (a)	4
46		Career Education Corp. (a)	814
289		H&R Block, Inc.	3,410
3		ITT Educational Services, Inc. (a)	168
1		Regis Corp.	19
28		Service Corp. International	234

			4,649

		Hotels, Restaurants & Leisure — 2.2%
14		Ameristar Casinos, Inc.	247
81		Chipotle Mexican Grill, Inc. (a)	17,003
17		Choice Hotels International, Inc.	651
8		Gaylord Entertainment Co. (a)	278
262		Jack in the Box, Inc. (a)	6,070
315		Las Vegas Sands Corp. (a)	14,442
58		McDonald’s Corp.	4,503
17		MGM Resorts International (a)	181
90		Starwood Hotels & Resorts Worldwide, Inc.	4,856
41		Vail Resorts, Inc. (a)	1,666
2		Yum! Brands, Inc.	80

			49,977

		Household Durables — 1.4%
201		Fortune Brands, Inc.	10,867
67		Jarden Corp.	2,138
420		KB Home	4,414
55		Leggett & Platt, Inc.	1,112
306		MDC Holdings, Inc.	7,889
19		Pulte Group, Inc. (a)	149
65		Stanley Black & Decker, Inc.	4,055
5		Tempur-Pedic International, Inc. (a)	181
23		Tupperware Brands Corp.	1,018

			31,823

		Internet & Catalog Retail — 0.1%
143		Liberty Media Corp. — Interactive, Class A (a)	2,114

		Leisure Equipment & Products — 1.3%
2,311		Eastman Kodak Co. (a)	10,884
164		Hasbro, Inc.	7,594
447		Mattel, Inc.	10,433

			28,911

		Media — 2.8%
79		Comcast Corp., Class A	1,631
54		CTC Media, Inc., (Russia)	1,284
182		DIRECTV, Class A (a)	7,889
196		Discovery Communications, Inc., Class A (a)	8,722

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Media — Continued
305		DreamWorks Animation SKG, Inc., Class A (a)	10,777
1		John Wiley & Sons, Inc., Class A	37
45		Lamar Advertising Co., Class A (a)	1,532
14		Liberty Global, Inc., Class A (a)	536
7		Liberty Global, Inc., Class C (a)	265
2		Liberty Media Corp. - Capital, Series A, Class A (a)	109
145		Live Nation Entertainment, Inc. (a)	1,372
32		McGraw-Hill Cos., Inc. (The)	1,187
1		National CineMedia, Inc.	15
450		New York Times Co. (The), Class A (a)	3,450
24		News Corp., Class A	350
159		News Corp., Class B	2,557
177		Omnicom Group, Inc.	7,777
76		Regal Entertainment Group, Class A	1,026
34		Scholastic Corp.	1,009
72		Scripps Networks Interactive, Inc., Class A	3,665
2		Time Warner, Inc.	52
63		Valassis Communications, Inc. (a)	2,072
231		Virgin Media, Inc.	5,881

			63,195

		Multiline Retail — 1.7%
67		99 Cents Only Stores (a)	1,030
942		J.C. Penney Co., Inc.	29,366
649		Saks, Inc. (a)	7,226

			37,622

		Specialty Retail — 3.8%
245		Aaron’s, Inc.	4,627
65		Abercrombie & Fitch Co., Class A	2,770
1		American Eagle Outfitters, Inc.	19
250		Best Buy Co., Inc.	10,739
64		Buckle, Inc. (The)	1,870
249		Cabela’s, Inc. (a)	4,625
393		CarMax, Inc. (a)	12,174
79		Children’s Place Retail Stores, Inc. (The) (a)	3,496
108		Dress Barn, Inc. (The) (a)	2,484
94		Foot Locker, Inc.	1,493
53		Guess?, Inc.	2,067
—	(h)	Gymboree Corp. (a)	4
13		hhgregg, Inc. (a)	310
31		J. Crew Group, Inc. (a)	992
8		Jos. A. Bank Clothiers, Inc. (a)	359
16		Limited Brands, Inc.	478
—	(h)	Lumber Liquidators Holdings, Inc. (a)	5
6		Penske Automotive Group, Inc. (a)	87

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — Continued
1		PetSmart, Inc.	28
4		Pier 1 Imports, Inc. (a)	30
35		Rent-A-Center, Inc.	886
36		Ross Stores, Inc.	2,132
78		Sally Beauty Holdings, Inc. (a)	949
401		Tiffany & Co.	21,274
217		TJX Cos., Inc.	9,977
7		Urban Outfitters, Inc. (a)	209

			84,084

		Textiles, Apparel & Luxury Goods — 1.6%
58		Carter’s, Inc. (a)	1,435
43		Columbia Sportswear Co.	2,230
24		Fossil, Inc. (a)	1,398
168		Hanesbrands, Inc. (a)	4,166
22		Lululemon Athletica, Inc., (Canada) (a)	964
81		Phillips-Van Heusen Corp.	4,972
151		Polo Ralph Lauren Corp.	14,675
130		Skechers U.S.A., Inc., Class A (a)	2,524
67		Steven Madden Ltd. (a)	2,827
6		Under Armour, Inc., Class A (a)	257
18		Wolverine World Wide, Inc.	521

			35,969

		Total Consumer Discretionary	362,155

		Consumer Staples — 7.1%
		Beverages — 0.4%
35		Brown-Forman Corp., Class B	2,159
125		Central European Distribution Corp. (a)	3,113
140		Coca-Cola Enterprises, Inc.	3,359
15		Molson Coors Brewing Co., Class B	720

			9,351

		Food & Staples Retailing — 1.0%
38		Costco Wholesale Corp.	2,362
24		Ruddick Corp.	844
262		Safeway, Inc.	5,998
805		SUPERVALU, Inc.	8,687
57		United Natural Foods, Inc. (a)	2,046
57		Whole Foods Market, Inc. (a)	2,249

			22,186

		Food Products — 4.0%
267		Archer-Daniels-Midland Co.	8,905
78		Campbell Soup Co.	2,843
6		Diamond Foods, Inc.	249
—	(h)	Flowers Foods, Inc.	2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Food Products — Continued
182		General Mills, Inc.	6,844
596		Green Mountain Coffee Roasters, Inc. (a)	19,649
122		H.J. Heinz Co.	5,988
86		Hershey Co. (The)	4,257
16		Hormel Foods Corp.	756
36		JM Smucker Co. (The)	2,322
161		Kellogg Co.	8,088
706		Kraft Foods, Inc., Class A	22,773
2		Lancaster Colony Corp.	112
77		McCormick & Co., Inc. (Non- Voting)	3,383
17		Mead Johnson Nutrition Co.	1,021
65		TreeHouse Foods, Inc. (a)	3,033

			90,225

		Household Products — 0.5%
70		Church & Dwight Co., Inc.	4,642
—	(h)	Clorox Co.	7
45		Kimberly-Clark Corp.	2,832
51		Procter & Gamble Co. (The)	3,248

			10,729

		Personal Products — 0.1%
78		Avon Products, Inc.	2,369
8		Estee Lauder Cos., Inc. (The), Class A	600

			2,969

		Tobacco — 1.1%
543		Altria Group, Inc.	13,813
8		Lorillard, Inc.	670
141		Reynolds American, Inc.	9,181
4		Universal Corp.	158

			23,822

		Total Consumer Staples	159,282

		Energy — 9.6%
		Energy Equipment & Services — 2.8%
11		Atwood Oceanics, Inc. (a)	362
58		Baker Hughes, Inc.	2,698
79		Bristow Group, Inc. (a)	3,071
243		Cameron International Corp. (a)	10,620
22		Dril-Quip, Inc. (a)	1,548
158		FMC Technologies, Inc. (a)	11,379
88		Helmerich & Payne, Inc.	3,777
374		Key Energy Services, Inc. (a)	3,684
35		Lufkin Industries, Inc.	1,688
117		National Oilwell Varco, Inc.	6,267
405		Pride International, Inc. (a)	12,286

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
9	Rowan Cos., Inc. (a)	303
131	Tidewater, Inc.	6,049

		63,732

	Oil, Gas & Consumable Fuels — 6.8%
5	Alpha Natural Resources, Inc. (a)	209
16	Anadarko Petroleum Corp.	983
151	Atlas Energy, Inc. (a)	4,389
19	Berry Petroleum Co., Class A	666
375	BPZ Resources, Inc. (a)	1,397
119	Brigham Exploration Co. (a)	2,520
84	Concho Resources, Inc. (a)	5,770
19	ConocoPhillips	1,126
28	Consol Energy, Inc.	1,044
373	Denbury Resources, Inc. (a)	6,345
204	El Paso Corp.	2,702
191	EOG Resources, Inc.	18,266
1	EXCO Resources, Inc.	15
182	Exxon Mobil Corp.	12,074
256	Forest Oil Corp. (a)	7,860
105	Hess Corp.	6,618
400	Massey Energy Co.	16,840
62	Noble Energy, Inc.	5,087
2	Northern Oil & Gas, Inc. (a)	35
73	Occidental Petroleum Corp.	5,762
178	Overseas Shipholding Group, Inc.	5,956
899	Patriot Coal Corp. (a)	12,132
110	Peabody Energy Corp.	5,805
33	Pioneer Natural Resources Co.	2,314
150	Range Resources Corp.	5,615
37	Rosetta Resources, Inc. (a)	889
1,021	SandRidge Energy, Inc. (a)	5,584
39	SM Energy Co.	1,637
208	Spectra Energy Corp.	4,942
1	Swift Energy Co. (a)	19
465	Tesoro Corp.	6,024
122	Venoco, Inc. (a)	1,883
20	World Fuel Services Corp.	571

		153,079

	Total Energy	216,811

	Financials — 9.3%
	Capital Markets — 2.2%
17	Affiliated Managers Group, Inc. (a)	1,439
264	American Capital Ltd. (a)	1,844
698	Apollo Investment Corp.	7,669

SEE NOTES TO FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Capital Markets — Continued
427		Bank of New York Mellon Corp. (The)	10,698
257		Charles Schwab Corp. (The)	3,954
—	(h)	Cohen & Steers, Inc.	3
72		Federated Investors, Inc., Class B	1,805
3		Greenhill & Co., Inc.	266
1		Janus Capital Group, Inc.	9
507		Jefferies Group, Inc.	12,136
117		Knight Capital Group, Inc., Class A (a)	1,530
34		Legg Mason, Inc.	1,067
348		MF Global Holdings Ltd. (a)	2,726
28		Raymond James Financial, Inc.	786
41		T. Rowe Price Group, Inc.	2,254
25		TD AMERITRADE Holding Corp. (a)	424

			48,610

		Commercial Banks — 1.8%
66		Associated Banc-Corp.	835
240		BancorpSouth, Inc.	3,164
41		BB&T Corp.	950
7		BOK Financial Corp.	312
242		Comerica, Inc.	8,673
32		Commerce Bancshares, Inc.	1,192
25		Cullen/Frost Bankers, Inc.	1,296
2		First Financial Bankshares, Inc.	103
901		First Horizon National Corp. (a)	9,095
52		FirstMerit Corp.	888
4		FNB Corp.	36
1		Fulton Financial Corp.	10
8		Glacier Bancorp, Inc.	106
3		Hancock Holding Co.	103
36		International Bancshares Corp.	617
186		Marshall & Ilsley Corp.	1,099
135		Regions Financial Corp.	853
354		SunTrust Banks, Inc.	8,846
19		SVB Financial Group (a)	836
3		UMB Financial Corp.	111
8		United Bankshares, Inc.	223
1		Westamerica Bancorp	74
9		Wilmington Trust Corp.	63

			39,485

		Consumer Finance — 0.3%
3		Credit Acceptance Corp. (a)	179
—	(h)	Discover Financial Services	2
572		SLM Corp. (a)	6,809

			6,990

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — 0.6%
6		IntercontinentalExchange, Inc. (a)	677
81		Leucadia National Corp. (a)	2,062
49		Moody’s Corp.	1,324
62		MSCI, Inc., Class A (a)	2,221
34		NYSE Euronext	1,034
358		PHH Corp. (a)	6,903

			14,221

		Insurance — 3.1%
5		American Financial Group, Inc.	166
188		AON Corp.	7,491
125		Arthur J. Gallagher & Co.	3,508
3		Assurant, Inc.	134
124		Berkshire Hathaway, Inc., Class B (a)	9,892
99		Chubb Corp.	5,751
128		Cincinnati Financial Corp.	3,778
12		CNA Financial Corp. (a)	338
41		Delphi Financial Group, Inc., Class A	1,102
7		First American Financial Corp.	93
6		Genworth Financial, Inc., Class A (a)	65
67		Hanover Insurance Group, Inc. (The)	3,031
1		Hartford Financial Services Group, Inc.	26
205		Loews Corp.	8,084
4		Markel Corp. (a)	1,465
126		Marsh & McLennan Cos., Inc.	3,145
224		Old Republic International Corp.	2,953
93		Reinsurance Group of America, Inc.	4,667
4		RLI Corp.	213
8		StanCorp Financial Group, Inc.	349
54		Torchmark Corp.	3,065
138		Travelers Cos., Inc. (The)	7,615
69		Unum Group	1,555
—	(h)	W.R. Berkley Corp.	3

			68,489

		Real Estate Investment Trusts (REITs) — 0.9%
85		AMB Property Corp.	2,405
1		Boston Properties, Inc.	79
110		Developers Diversified Realty Corp.	1,425
15		Equity One, Inc.	273
20		Equity Residential	962
17		Health Care REIT, Inc.	858
5		Highwoods Properties, Inc.	154
16		Host Hotels & Resorts, Inc.	250
340		Kimco Realty Corp.	5,863
6		Macerich Co. (The)	246

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Real Estate Investment Trusts (REITs) — Continued
13		Plum Creek Timber Co., Inc.	485
20		ProLogis	270
32		SL Green Realty Corp.	2,118
1		UDR, Inc.	27
48		Vornado Realty Trust	4,213
5		Weingarten Realty Investors	128

			19,756

		Real Estate Management & Development — 0.2%
268		St Joe Co. (The) (a)	5,410

		Thrifts & Mortgage Finance — 0.2%
35		First Niagara Financial Group, Inc.	419
111		Hudson City Bancorp, Inc.	1,291
197		New York Community Bancorp, Inc.	3,329
6		Radian Group, Inc.	44
8		TFS Financial Corp.	72

			5,155

		Total Financials	208,116

		Health Care — 10.0%
		Biotechnology — 0.7%
—	(h)	Acorda Therapeutics, Inc. (a)	5
8		Alnylam Pharmaceuticals, Inc. (a)	105
83		Amgen, Inc. (a)	4,734
24		Biogen Idec, Inc. (a)	1,493
8		Gilead Sciences, Inc. (a)	298
16		InterMune, Inc. (a)	210
46		Isis Pharmaceuticals, Inc. (a)	425
26		Medivation, Inc. (a)	306
16		Onyx Pharmaceuticals, Inc. (a)	439
94		Theravance, Inc. (a)	1,907
158		Vertex Pharmaceuticals, Inc. (a)	6,059

			15,981

		Health Care Equipment & Supplies — 1.5%
1		Alphatec Holdings, Inc. (a)	1
20		C.R. Bard, Inc.	1,685
2		DENTSPLY International, Inc.	51
92		Edwards Lifesciences Corp. (a)	5,870
9		IDEXX Laboratories, Inc. (a)	555
150		Masimo Corp.	4,539
4		Medtronic, Inc.	148
34		NuVasive, Inc. (a)	879
7		NxStage Medical, Inc. (a)	140
128		ResMed, Inc. (a)	4,084
49		Thoratec Corp. (a)	1,587

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — Continued
131		Varian Medical Systems, Inc. (a)	8,256
248		Volcano Corp. (a)	6,062

			33,857

		Health Care Providers & Services — 5.2%
321		Aetna, Inc.	9,598
62		AmerisourceBergen Corp.	2,035
98		Brookdale Senior Living, Inc. (a)	1,848
314		Centene Corp. (a)	7,016
22		Chemed Corp.	1,272
87		CIGNA Corp.	3,058
1		Coventry Health Care, Inc. (a)	16
99		DaVita, Inc. (a)	7,133
61		Healthsouth Corp. (a)	1,102
379		Healthspring, Inc. (a)	11,053
129		Henry Schein, Inc. (a)	7,241
24		HMS Holdings Corp. (a)	1,445
138		Laboratory Corp. of America Holdings (a)	11,243
48		Lincare Holdings, Inc.	1,251
1		Magellan Health Services, Inc. (a)	53
49		Mednax, Inc. (a)	2,890
285		Omnicare, Inc.	6,871
—	(h)	Owens & Minor, Inc.	1
87		Patterson Cos., Inc.	2,394
109		PSS World Medical, Inc. (a)	2,573
70		Quest Diagnostics, Inc.	3,429
60		Universal American Corp.	970
61		Universal Health Services, Inc., Class B	2,525
68		VCA Antech, Inc. (a)	1,403
371		WellCare Health Plans, Inc. (a)	10,308
313		WellPoint, Inc. (a)	16,984

			115,712

		Health Care Technology — 0.0% (g)
6		Quality Systems, Inc.	379

		Life Sciences Tools & Services — 0.2%
—	(h)	Bio-Rad Laboratories, Inc., Class A (a)	—	(h)
16		Dionex Corp. (a)	1,457
5		Mettler-Toledo International, Inc., (Switzerland) (a)	614
66		PerkinElmer, Inc.	1,555

			3,626

		Pharmaceuticals — 2.4%
15		Allergan, Inc.	1,084
323		Auxilium Pharmaceuticals, Inc. (a)	7,985

SEE NOTES TO FINANCIAL STATEMENTS.

18	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Pharmaceuticals — Continued
274		Johnson & Johnson	17,417
129		Merck & Co., Inc.	4,681
51		Nektar Therapeutics (a)	737
85		Perrigo Co.	5,572
338		Salix Pharmaceuticals Ltd. (a)	12,804
255		Vivus, Inc. (a)	1,972
53		Watson Pharmaceuticals, Inc. (a)	2,466

			54,718

		Total Health Care	224,273

		Industrials — 10.8%
		Aerospace & Defense — 1.5%
36		BE Aerospace, Inc. (a)	1,305
2		Curtiss-Wright Corp.	49
12		Goodrich Corp.	1,018
—	(h)	Hexcel Corp. (a)	5
163		Honeywell International, Inc.	7,690
49		Precision Castparts Corp.	6,751
79		Rockwell Collins, Inc.	4,753
226		Spirit Aerosystems Holdings, Inc., Class A (a)	4,881
72		Triumph Group, Inc.	6,047
—	(h)	United Technologies Corp.	2

			32,501

		Air Freight & Logistics — 0.9%
183		C.H. Robinson Worldwide, Inc.	12,916
153		Expeditors International of Washington, Inc.	7,573
13		Hub Group, Inc., Class A (a)	431

			20,920

		Airlines — 0.4%
688		AMR Corp. (a)	5,419
222		Delta Air Lines, Inc. (a)	3,080

			8,499

		Building Products — 0.4%
10		A.O. Smith Corp.	579
13		Armstrong World Industries, Inc. (a)	549
68		Lennox International, Inc.	2,773
184		Masco Corp.	1,957
273		USG Corp. (a)	3,460

			9,318

		Commercial Services & Supplies — 1.1%
10		Copart, Inc. (a)	326
99		Corrections Corp. of America (a)	2,553
3		Deluxe Corp.	57
92		GEO Group, Inc. (The) (a)	2,366

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Services & Supplies — Continued
15		Healthcare Services Group, Inc.	350
11		Herman Miller, Inc.	221
38		Mine Safety Appliances Co.	1,064
354		Pitney Bowes, Inc.	7,768
13		Rollins, Inc.	351
77		Stericycle, Inc. (a)	5,536
55		United Stationers, Inc. (a)	3,068
5		Waste Connections, Inc.	184
47		Waste Management, Inc.	1,689

			25,533

		Construction & Engineering — 1.4%
53		EMCOR Group, Inc. (a)	1,382
397		Fluor Corp.	19,136
331		Granite Construction, Inc.	8,011
21		Jacobs Engineering Group, Inc. (a)	814
103		Quanta Services, Inc. (a)	2,021
10		Tutor Perini Corp. (a)	231

			31,595

		Electrical Equipment — 1.3%
22		Acuity Brands, Inc.	1,118
154		American Superconductor Corp. (a)	5,178
31		AMETEK, Inc.	1,673
—	(h)	Babcock & Wilcox Co. (a)	2
32		Belden, Inc.	906
159		Emerson Electric Co.	8,706
69		EnerSys (a)	1,816
14		General Cable Corp. (a)	402
11		II-VI, Inc. (a)	441
46		Rockwell Automation, Inc.	2,857
91		Roper Industries, Inc.	6,306

			29,405

		Industrial Conglomerates — 0.3%
9		3M Co.	769
228		Textron, Inc.	4,741

			5,510

		Machinery — 2.3%
353		ArvinMeritor, Inc. (a)	5,851
96		Bucyrus International, Inc.	6,576
12		CLARCOR, Inc.	479
8		Cummins, Inc.	728
109		Deere & Co.	8,399
26		Flowserve Corp.	2,553
13		Gardner Denver, Inc.	777

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	19

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Machinery — Continued
31		Graco, Inc.	1,062
57		Illinois Tool Works, Inc.	2,604
68		Kennametal, Inc.	2,326
1		Lincoln Electric Holdings, Inc.	59
18		Middleby Corp. (a)	1,320
3		Mueller Industries, Inc.	94
—	(h)	Mueller Water Products, Inc., Class A	—	(h)
1		Navistar International Corp. (a)	63
10		Nordson Corp.	774
10		Snap-On, Inc.	528
3		SPX Corp.	172
500		Terex Corp. (a)	11,235
79		Trinity Industries, Inc.	1,799
36		Valmont Industries, Inc.	2,853
49		Wabtec Corp.	2,278

			52,530

		Marine — 0.1%
54		Kirby Corp. (a)	2,333

		Professional Services — 0.3%
27		Corporate Executive Board Co. (The)	857
3		CoStar Group, Inc. (a)	152
11		IHS, Inc., Class A (a)	829
154		Robert Half International, Inc.	4,183

			6,021

		Road & Rail — 0.7%
4		Genesee & Wyoming, Inc., Class A (a)	206
49		Hertz Global Holdings, Inc. (a)	556
5		J.B. Hunt Transport Services, Inc.	182
4		Kansas City Southern (a)	193
34		Landstar System, Inc.	1,292
141		Union Pacific Corp.	12,365

			14,794

		Trading Companies & Distributors — 0.1%
1		GATX Corp.	23
1		MSC Industrial Direct Co., Class A	45
10		W.W. Grainger, Inc.	1,256
36		WESCO International, Inc. (a)	1,542

			2,866

		Total Industrials	241,825

		Information Technology — 15.9%
		Communications Equipment — 1.1%
2		ADTRAN, Inc.	62
671		Ciena Corp. (a)	9,319

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — Continued
750		Finisar Corp. (a)	12,756
—	(h)	Ixia (a)	3
147		JDS Uniphase Corp. (a)	1,543
—	(h)	Loral Space & Communications, Inc. (a)	5
27		NETGEAR, Inc. (a)	831
—	(h)	Oclaro, Inc. (a)	1
101		Tekelec (a)	1,313

			25,833

		Computers & Peripherals — 0.8%
14		Apple, Inc. (a)	4,088
8		Diebold, Inc.	251
21		Lexmark International, Inc., Class A (a)	789
58		NetApp, Inc. (a)	3,089
—	(h)	SanDisk Corp. (a)	2
—	(h)	Super Micro Computer, Inc. (a)	1
320		Western Digital Corp. (a)	10,247

			18,467

		Electronic Equipment & Instruments — 0.0% (g)
15		Universal Display Corp. (a)	386

		Electronic Equipment, Instruments & Components — 1.5%
286		Agilent Technologies, Inc. (a)	9,952
178		Amphenol Corp., Class A	8,943
2		Anixter International, Inc.	90
—	(h)	Arrow Electronics, Inc. (a)	—	(h)
63		Avnet, Inc. (a)	1,890
40		Benchmark Electronics, Inc. (a)	654
135		FLIR Systems, Inc. (a)	3,753
77		Ingram Micro, Inc., Class A (a)	1,361
18		L-1 Identity Solutions, Inc. (a)	217
123		Plexus Corp. (a)	3,741
79		Sanmina-SCI Corp. (a)	1,042
58		SYNNEX Corp. (a)	1,674
—	(h)	Tech Data Corp. (a)	3

			33,320

		Internet Software & Services — 1.6%
—	(h)	DealerTrack Holdings, Inc. (a)	—	(h)
117		Digital River, Inc. (a)	4,372
38		eBay, Inc. (a)	1,133
86		Equinix, Inc. (a)	7,256
44		GSI Commerce, Inc. (a)	1,064
227		Monster Worldwide, Inc. (a)	4,093
10		SAVVIS, Inc. (a)	249
17		Sohu.com, Inc., (China) (a)	1,283

SEE NOTES TO FINANCIAL STATEMENTS.

20	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Internet Software & Services — Continued
476	VeriSign, Inc. (a)	16,528

		35,978

	IT Services — 2.2%
6	Cognizant Technology Solutions Corp., Class A (a)	421
103	Computer Sciences Corp.	5,073
108	CoreLogic, Inc.	1,893
36	Fidelity National Information Services, Inc.	979
4	Fiserv, Inc. (a)	236
240	Global Payments, Inc.	9,351
3	iGate Corp.	63
71	International Business Machines Corp.	10,196
435	SAIC, Inc. (a)	6,755
344	Sapient Corp.	4,524
124	Teradata Corp. (a)	4,872
26	Unisys Corp. (a)	604
7	Visa, Inc., Class A	580
127	Wright Express Corp. (a)	4,786

		50,333

	Office Electronics — 0.1%
123	Xerox Corp.	1,445

	Semiconductors & Semiconductor Equipment — 5.2%
1,744	Advanced Micro Devices, Inc. (a)	12,783
923	Applied Materials, Inc.	11,405
35	Broadcom Corp., Class A	1,431
243	Cavium Networks, Inc. (a)	7,741
226	Cirrus Logic, Inc. (a)	2,908
49	Cree, Inc. (a)	2,494
33	Cymer, Inc. (a)	1,232
7	First Solar, Inc. (a)	949
282	FormFactor, Inc. (a)	2,749
7	Hittite Microwave Corp. (a)	356
111	Intersil Corp., Class A	1,450
61	MEMC Electronic Materials, Inc. (a)	782
8	National Semiconductor Corp.	105
1,545	NVIDIA Corp. (a)	18,592
204	OmniVision Technologies, Inc. (a)	5,547
70	Rambus, Inc. (a)	1,392
82	Silicon Laboratories, Inc. (a)	3,261
517	Skyworks Solutions, Inc. (a)	11,846
440	Texas Instruments, Inc.	12,997
300	Varian Semiconductor Equipment Associates, Inc. (a)	9,785
241	Xilinx, Inc.	6,473

		116,278

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 3.4%
793	Activision Blizzard, Inc.	9,095
400	AsiaInfo-Linkage, Inc., (China) (a)	8,881
35	Blackboard, Inc. (a)	1,473
162	CA, Inc.	3,750
114	Cadence Design Systems, Inc. (a)	965
10	Citrix Systems, Inc. (a)	621
1	CommVault Systems, Inc. (a)	17
72	Compuware Corp. (a)	719
121	Electronic Arts, Inc. (a)	1,912
166	Informatica Corp. (a)	6,753
379	Intuit, Inc. (a)	18,211
55	JDA Software Group, Inc. (a)	1,381
163	Mentor Graphics Corp. (a)	1,759
150	Microsoft Corp.	3,999
70	NetSuite, Inc. (a)	1,426
40	Novell, Inc. (a)	235
110	Nuance Communications, Inc. (a)	1,729
166	Pegasystems, Inc.	4,477
9	Progress Software Corp. (a)	337
3	Salesforce.com, Inc. (a)	313
142	TIBCO Software, Inc. (a)	2,720
484	TiVo, Inc. (a)	5,392
7	Ultimate Software Group, Inc. (a)	287
5	Verint Systems, Inc. (a)	176

		76,628

	Total Information Technology	358,668

	Materials — 5.9%
	Chemicals — 2.3%
5	Celanese Corp., Class A	167
57	CF Industries Holdings, Inc.	6,977
157	Dow Chemical Co. (The)	4,827
27	E.l. du Pont de Nemours & Co.	1,269
68	Eastman Chemical Co.	5,332
68	Ecolab, Inc.	3,376
20	H.B. Fuller Co.	405
449	Huntsman Corp.	6,222
167	Intrepid Potash, Inc. (a)	5,744
8	Lubrizol Corp.	834
105	Nalco Holding Co.	2,948
17	NewMarket Corp.	1,967
82	Olin Corp.	1,642
137	RPM International, Inc.	2,830
53	Sherwin-Williams Co. (The)	3,841
186	Solutia, Inc. (a)	3,372

		51,753

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	21

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Construction Materials — 0.4%
7	Eagle Materials, Inc.	160
22	Martin Marietta Materials, Inc.	1,757
168	Vulcan Materials Co.	6,143

		8,060

	Containers & Packaging — 0.6%
64	Greif, Inc., Class A	3,780
165	Silgan Holdings, Inc.	5,553
123	Sonoco Products Co.	4,115
17	Temple-Inland, Inc.	347

		13,795

	Metals & Mining — 2.3%
74	AK Steel Holding Corp.	937
255	Allegheny Technologies, Inc.	13,429
130	Allied Nevada Gold Corp. (a)	3,202
2	Century Aluminum Co. (a)	21
86	Coeur d’Alene Mines Corp. (a)	1,763
20	Compass Minerals International, Inc.	1,611
1	Freeport-McMoRan Copper & Gold, Inc.	121
1	Gold Resource Corp.	17
386	Nucor Corp.	14,739
288	United States Steel Corp.	12,307
162	Worthington Industries, Inc.	2,490

		50,637

	Paper & Forest Products — 0.3%
22	International Paper Co.	555
138	Louisiana-Pacific Corp. (a)	1,065
37	Schweitzer-Mauduit International, Inc.	2,384
226	Weyerhaeuser Co.	3,662

		7,666

	Total Materials	131,911

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.1%
1	AboveNet, Inc. (a)	40
377	CenturyLink, Inc.	15,612
141	Frontier Communications Corp.	1,236
616	Windstream Corp.	7,794

		24,682

	Wireless Telecommunication Services — 0.5%
789	Clearwire Corp., Class A (a)	5,596
548	MetroPCS Communications, Inc. (a)	5,705
29	Syniverse Holdings, Inc. (a)	881

		12,182

	Total Telecommunication Services	36,864

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.7%
	Electric Utilities — 2.1%
277	American Electric Power Co., Inc.	10,358
269	Duke Energy Corp.	4,896
17	FirstEnergy Corp.	610
10	Pepco Holdings, Inc.	197
437	PPL Corp.	11,747
51	Progress Energy, Inc.	2,292
406	Southern Co.	15,380
83	UIL Holdings Corp.	2,405

		47,885

	Gas Utilities — 1.2%
51	National Fuel Gas Co.	2,821
128	New Jersey Resources Corp.	5,174
41	Northwest Natural Gas Co.	2,022
177	Oneok, Inc.	8,825
93	Piedmont Natural Gas Co., Inc.	2,734
88	South Jersey Industries, Inc.	4,455

		26,031

	Independent Power Producers & Energy Traders — 0.4%
142	Calpine Corp. (a)	1,778
54	Ormat Technologies, Inc.	1,543
1,624	RRI Energy, Inc. (a)	6,105

		9,426

	Multi-Utilities — 1.9%
155	CenterPoint Energy, Inc.	2,567
16	Consolidated Edison, Inc.	803
119	Dominion Resources, Inc.	5,189
60	NSTAR	2,502
485	Public Service Enterprise Group, Inc.	15,689
6	SCANA Corp.	246
165	Sempra Energy	8,821
100	Wisconsin Energy Corp.	5,980
24	Xcel Energy, Inc.	577

		42,374

	Water Utilities — 0.1%
75	Aqua America, Inc.	1,614

	Total Utilities	127,330

	Total Short Positions (Proceeds $1,954,160)	$2,067,235

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of October 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	23

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$2,079,378
Investments in affiliates, at value	100,582

Total investment securities, at value	2,179,960
Cash	77
Deposits at broker for securities sold short	2,143,586
Receivables:
Investment securities sold	223,665
Fund shares sold	6,397
Interest and dividends	945

Total Assets	4,554,630

LIABILITIES:
Payables:
Securities sold short, at value	2,067,235
Dividends for securities sold short	1,170
Investment securities purchased	226,225
Interest expense for securities sold short	462
Fund shares redeemed	7,274
Accrued liabilities:
Investment advisory fees	2,934
Administration fees	12
Distribution fees	291
Custodian and accounting fees	11
Trustees’ and Chief Compliance Officer’s fees	10
Other	862

Total Liabilities	2,306,486

Net Assets	$2,248,144

SEE NOTES TO FINANCIAL STATEMENTS.

24	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$2,346,630
Accumulated net investment loss	(11)
Accumulated net realized gains (losses)	(144,154)
Net unrealized appreciation (depreciation)	45,679

Total Net Assets	$2,248,144

Net Assets:
Class A	$814,296
Class C	171,961
Select Class	1,261,887

Total	$2,248,144

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	53,533
Class C	11,470
Select Class	82,232

Net Asset Value:
Class A —Redemption price per share	$15.21
Class C — Offering price per share (a)	14.99
Select Class — Offering and redemption price per share	15.35
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.05

Cost of investments in non-affiliates	$1,920,624
Cost of investments in affiliates	100,582
Proceeds from securities sold short	1,954,160

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	25

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$481
Dividend income from non-affiliates	36,290
Dividend income from affiliates	350

Total investment income	37,121

EXPENSES:
Investment advisory fees	51,833
Administration fees	2,758
Distribution fees:
Class A	2,424
Class C	1,786
Shareholder servicing fees:
Class A	2,424
Class C	595
Select Class	4,385
Custodian and accounting fees	360
Interest expense to affiliates	— (a)
Professional fees	86
Trustees’ and Chief Compliance Officer’s fees	29
Printing and mailing costs	571
Registration and filing fees	207
Transfer agent fees	3,068
Other	31
Dividend expense on securities sold short	45,502
Interest expense to non-affiliates on securities sold short	8,850

Total expenses	124,909

Less amounts waived	(16,602)
Less earnings credits	(2)

Net expenses	108,305

Net investment income (loss)	(71,184)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	553,075
Securities sold short	(589,978)

Net realized gain (loss)	(36,903)

Change in net unrealized appreciation (depreciation) of: Investments in non-affiliates	92,429
Securities sold short	(110,338)

Change in net unrealized appreciation (depreciation)	(17,909)

Net realized/unrealized gains (losses)	(54,812)

Change in net assets resulting from operations	$(125,996)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(71,184)	$(59,826)
Net realized gain (loss)	(36,903)	(6,623)
Change in net unrealized appreciation (depreciation)	(17,909)	(11,327)

Change in net assets resulting from operations	(125,996)	(77,776)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(1,014)
Class C
From net investment income	—	(92)
Select Class
From net investment income	—	(2,133)

Total distributions to shareholders	—	(3,239)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,046,168)	1,924,149

NET ASSETS:
Change in net assets	(1,172,164)	1,843,134
Beginning of period	3,420,308	1,577,174

End of period	$2,248,144	$3,420,308

Accumulated net investment loss	$(11)	$(7)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	27

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$499,510	$1,357,648
Dividends and distributions reinvested	—	754
Cost of shares redeemed	(716,947)	(755,524)

Change in net assets from Class A capital transactions	$(217,437)	$602,878

Class C
Proceeds from shares issued	40,044	268,166
Dividends and distributions reinvested	—	60
Cost of shares redeemed	(155,426)	(97,427)

Change in net assets from Class C capital transactions	$(115,382)	$170,799

Select Class
Proceeds from shares issued	760,995	1,928,347
Dividends and distributions reinvested	—	873
Cost of shares redeemed	(1,474,344)	(778,748)

Change in net assets from Select Class capital transactions	$(713,349)	$1,150,472

Total change in net assets from capital transactions	$(1,046,168)	$1,924,149

SHARE TRANSACTIONS:
Class A
Issued	32,052	83,817
Reinvested	—	46
Redeemed	(46,191)	(47,058)

Change in Class A Shares	(14,139)	36,805

Class C
Issued	2,590	16,609
Reinvested	—	4
Redeemed	(10,128)	(6,121)

Change in Class C Shares	(7,538)	10,492

Select Class
Issued	48,413	118,864
Reinvested	—	53
Redeemed	(94,236)	(48,238)

Change in Select Class Shares	(45,823)	70,679

SEE NOTES TO FINANCIAL STATEMENTS.

28	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Highbridge Statistical Market Neutral Fund
Class A
Year Ended October 31, 2010	$15.88	$(0.39	)(f)	$(0.28)	$(0.67)	$—	$—	$—	$15.21
Year Ended October 31, 2009	16.27	(0.36	)(f)	(0.01)	(0.37)	(0.02)	—	(0.02)	15.88
Year Ended October 31, 2008	15.62	0.05	(f)	1.34	1.39	(0.74)	—	(0.74)	16.27
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)	15.62
November 30, 2005 (g) through October 31, 2006	15.00	0.43	(f)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Year Ended October 31, 2010	15.73	(0.46	)(f)	(0.28)	(0.74)	—	—	—	14.99
Year Ended October 31, 2009	16.18	(0.44	)(f)	— (h)	(0.44)	(0.01)	—	(0.01)	15.73
Year Ended October 31, 2008	15.52	(0.02	)(f)	1.32	1.30	(0.64)	—	(0.64)	16.18
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005 (g) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Year Ended October 31, 2010	15.98	(0.35	)(f)	(0.28)	(0.63)	—	—	—	15.35
Year Ended October 31, 2009	16.34	(0.32	)(f)	(0.01)	(0.33)	(0.03)	—	(0.03)	15.98
Year Ended October 31, 2008	15.68	0.13	(f)	1.31	1.44	(0.78)	—	(0.78)	16.34
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005 (g) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing for the year ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

30	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (e)

(4.22)%	$814,296	3.76%	1.92%	(2.51)%	4.32%	2.48%	496%	1,017%
(2.25)	1,074,747	4.01	1.95	(2.23)	4.52	2.46	638	1,276
9.33	502,087	3.31	1.96	0.31	3.80	2.45	796	—
(0.69)	185,022	3.67	1.95	2.45	4.13	2.41	396	—
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274	—

(4.70)	171,961	4.27	2.43	(3.01)	4.83	2.99	496	1,017
(2.73)	299,034	4.51	2.45	(2.74)	5.02	2.96	638	1,276
8.73	137,773	3.81	2.46	(0.11)	4.30	2.95	796	—
(1.17)	67,702	4.17	2.45	1.82	4.63	2.91	396	—
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274	—

(3.94)	1,261,887	3.52	1.68	(2.26)	4.08	2.24	496	1,017
(2.01)	2,046,527	3.76	1.70	(1.99)	4.27	2.21	638	1,276
9.61	937,314	3.06	1.71	0.79	3.55	2.20	796	—
(0.42)	1,021,662	3.42	1.70	2.43	3.88	2.16	396	—
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274	—

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$2,179,955	$5	$—	$2,179,960

Liabilities in Securities Sold Short #	$(2,067,235)	$—	$—	$(2,067,235)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a right. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

B. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of October 31, 2010, the Fund had outstanding short sales as listed on its SOI.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(62,823)	$71,180	$(8,357)

The reclassifications for the Fund relate primarily to dividend expense for securities sold short and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.75% of the Fund’s average daily net assets. Currently, the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$53	$65

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

34	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody services for the Fund. JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMCB and JPMIS by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the year ended October 31, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$7,554	$1,034	$7,405	$15,993

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended October 31, 2010 was approximately $609,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$13,022,851	$14,125,357	$12,621,040	$13,705,439

During the year ended October 31, 2010, there were no purchases or sales of U.S. Government securities.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,049,975	$159,173	$29,188	$129,985

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal year ended October 31, 2010.

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,239	$3,239

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(55,607)	$(42,868)

The cumulative timing differences primarily consist of loss deferrals on unsettled short sales and wash sale loss deferrals.

As of October 31, 2010, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2015	2017	2018	Total
$16,330	$10,845	$28,432	$55,607

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of October 31, 2010, the Fund pledged substantially all of its assets for securities sold short to Morgan Stanley & Co. Incorporated. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley Co. Incorporated.

8. Subsequent Event

Subsequent to October 31, 2010 and through December 14, 2010, certain shareholders of the Fund redeemed their Select Class Shares and the Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 22% of the Fund’s net assets at October 31, 2010.

36	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of Highbridge Statistical Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Statistical Market Neutral Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 20, 2010

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	37

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972-2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	141	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	141	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000-2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	141	Director, Center for Deaf and Hard of Hearing (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	141	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	141	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	141	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992-present).

38	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	141	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	141	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	141	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	39

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

40	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$981.30	$18.58	3.72%
Hypothetical	1,000.00	1,006.45	18.81	3.72
Class C
Actual	1,000.00	978.50	20.99	4.21
Hypothetical	1,000.00	1,003.98	21.27	4.21
Select Class
Actual	1,000.00	982.70	17.34	3.47
Hypothetical	1,000.00	1,007.71	17.56	3.47

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consid-

eration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Fund. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them,

42	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trust-

ees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the fourth and second quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares were in the fifth quintile and that the actual total expenses for Class A and Select Class Shares were in the fourth quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

44	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and proce- dural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	45

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. October 2010.	AN-HSMN-1010

Annual Report

J.P. Morgan International Equity Funds

October 31, 2010

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Focus Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

OCTOBER 31, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third quarter of 2010 and into October 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation among regions and countries.

Emerging Markets

Emerging market stocks were bolstered by strong gross domestic product (GDP) growth in developing countries, as the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index gained 23.89% and was among the best performing stock indexes during the reporting period.

Indian stocks were supported by strong corporate earnings and robust flows from foreign investors into the Indian market. In addition, the country’s monetary policy tightening was in line with investor expectations, creating optimism among investors that the Reserve Bank of India was attempting to maintain continued economic growth as it took measures to control inflation.

Meanwhile, the greater China region lagged other emerging markets. Investors were concerned that the Chinese government would be forced to take measures to clamp down on the surging Chinese economy and ward off inflation, potentially causing a sharp pullback in economic activity (also known as a “hard landing”). However, concerns about a hard landing in China failed to materialize and the Chinese stock market performed well toward the end of the reporting period.

Developed Markets

International stocks, as measured by the MSCI EAFE (Europe, Australasia and Far East) Index, gained 8.36%, underperforming emerging markets stocks and the S&P 500 Index’s 16.52% return for the twelve months ended October 31, 2010. The relative weakness of the MSCI EAFE Index was driven primarily by lagging European stocks. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity of European leaders, as well as the impact that austerity measures would have on growth in the region.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	36.48%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index	23.89%

Net Assets as of 10/31/2010 (In Thousands)	$7,461

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s stock selection was strongest in the energy and materials sectors. The Fund’s underweight in the healthcare sector and overweight in the information technology sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Charoen Pokphand Foods Public Company Limited and Pacific Rubiales Energy Corp, which were both not held in the Benchmark. Shares of Charoen Pokphand Foods Public Company Limited, a Thailand-based agro-industrial and integrated food company, benefited as investor fears surrounding political upheaval in Thailand abated. Pacific Rubiales Energy Corp. is an oil exploration and production company. Shares of the company rose due to its increasing oil production.

The Fund’s underweight position in Petroleo Brasileiro S.A. also contributed to relative performance as the stock declined on concerns regarding the structure of an offering that allowed the Brazilian government to purchase shares of the company.

Individual detractors from relative performance included the Fund’s overweight positions in Chaoda Modern Agriculture Holdings Ltd., Gerdau S.A. and OTP Bank plc. Chaoda Modern Agriculture Holdings Ltd.’s stock was hurt after the agricultural produce provider issued new shares, options and convertible bonds to raise capital to expand the company’s production, diluting the value of existing shares. Shares of Gerdau S.A., a Brazil-based producer of long rolled steel, declined as the appreciating Brazil Real caused steel imports to rise, hurting the Brazilian steel industry. Shares of OTP Bank plc, a Hungarian bank, declined after the Hungarian government increased taxation on the country’s banking sector, hurting OTP Bank plc’s profitability.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund held an average of 94 stocks during the reporting period. As a result of this process, the Fund’s largest overweight was in the financials sector and the Fund’s largest underweight was in the materials sector. From a country perspective, the Fund’s largest overweight was in Turkey and the Fund’s largest underweight was in India.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	3.4%
2.	Itau Unibanco Holding S.A., ADR (Preferred Stock) (Brazil)	2.4
3.	China Mobile Ltd. (Hong Kong)	2.4
4.	CNOOC Ltd. (Hong Kong)	2.2
5.	Hon Hai Precision Industry Co., Ltd., GDR (Taiwan)	2.1
6.	Sberbank of Russia (Russia)	1.9
7.	Infosys Technologies Ltd., ADR (India)	1.9
8.	Hyundai Motor Co. (South Korea)	1.8
9.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	1.7
10.	Honam Petrochemical Corp. (South Korea)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
South Korea	16.7%
Brazil	15.9
Hong Kong	10.6
Taiwan	10.2
South Africa	8.1
Russia	7.7
China	6.4
Turkey	5.5
India	5.0
Thailand	4.0
Mexico	3.1
Poland	2.7
Egypt	1.4
Canada	1.1
Others (each less than 1.0%)	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		36.12%	(0.43)%
With Sales Charge*		28.97	(2.41)
CLASS C SHARES	2/28/08
Without CDSC		35.33	(0.95)
With CDSC**		34.33	(0.95)
CLASS R5 SHARES	2/28/08	36.66	0.00%
SELECT CLASS SHARES	2/28/08	36.48	(0.19)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.64%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index	23.89%

Net Assets as of 10/31/2010 (In Thousands)	$1,744,141

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (the “Benchmark”) for the twelve months ended October 31, 2010 as the Fund’s stock selection in the financials sector more than offset relative weakness from the Fund’s materials holdings. The Fund’s overweight in the consumer staples sector also contributed to relative performance. In addition, the Fund’s average cash position was relatively high as the Fund experienced significant inflows during the reporting period. This was a modest drag on relative performance as the yields available from cash were low during the reporting period.

Individual contributors to relative performance included Turkiye Garanti Bankasi A.S. and Hyundai Mobis. Shares of Turkiye Garanti Bankasi A.S., a Turkish bank, benefited from improving trends for consumer lending in Turkey. Shares of Hyundai Mobis, a Korea-based auto parts manufacturer, benefited from recovering demand for automobiles. The Fund’s relative performance was also helped by not owning Gazprom OAO, as the Russian energy company was a weak performer in the Benchmark.

Individual detractors from relative performance included Orascom Telecom Holding SAE, Esprit Holdings Ltd. and Petroleo Brasileiro S.A. (“Petrobras”). Shares of Orascom Telecom Holding SAE, an Egyptian-based mobile phone operator, declined amid the overhang of the company’s dispute with the Algerian government. The Algerian government imposed restrictions on the company’s Algerian-based Djezzy unit, hurting the company’s profitability. Shares of Esprit Holdings Ltd., a Hong Kong-based retailer that is not held in the Benchmark, were hurt by the company’s weak earnings results announced in early September 2010, as growth in its Chinese operations was not enough to offset weakness in Europe. Shares of Petrobras declined during the reporting period on concerns regarding the structure of an offering that allowed the Brazilian government to purchase shares of the company.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level, holding an average of 68 stocks during the reporting period. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight was in the consumer staples sector and the Fund’s largest underweight was in the industrials sector. From a country perspective, the Fund’s largest overweight was in India and the Fund’s largest underweight was in Taiwan.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Housing Development Finance Corp., Ltd. (India)	4.5%
2.	Vale S.A., ADR (Preferred Stock) (Brazil)	4.1
3.	China Merchants Bank Co., Ltd., Class H (China)	3.3
4.	Petroleo Brasileiro S.A., ADR (Preferred Stock) (Brazil)	3.2
5.	Turkiye Garanti Bankasi A.S. (Turkey)	3.2
6.	Samsung Electronics Co., Ltd. (South Korea)	2.5
7.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.4
8.	Sberbank of Russia (Russia)	2.4
9.	Li & Fung Ltd. (Hong Kong)	2.2
10.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	15.3%
China	13.9
India	12.5
Hong Kong	10.1
South Korea	9.0
South Africa	6.4
Taiwan	5.1
Mexico	4.4
Russia	4.0
Indonesia	3.5
Turkey	3.2
Luxembourg	2.1
Chile	1.3
Egypt	1.2
United States	1.1
Hungary	1.1
Others (each less than 1.0%)	0.3
Short-Term Investment	5.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		25.12%	14.57%	14.07%
With Sales Charge*		18.56	13.34	13.45
CLASS B SHARES	9/28/01
Without CDSC		24.49	14.03	13.65
With CDSC**		19.49	13.79	13.65
CLASS C SHARES	2/28/06
Without CDSC		24.49	14.01	13.58
With CDSC***		23.49	14.01	13.58
INSTITUTIONAL CLASS SHARES	11/15/93	25.64	15.06	14.61
SELECT CLASS SHARES	9/10/01	25.48	14.86	14.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Global Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.57%
Morgan Stanley Capital International (“MSCI”) World Index	13.32%

Net Assets as of 10/31/2010 (In Thousands)	$3,143

INVESTMENT OBJECTIVE**

The JPMorgan Global Focus Fund (the “Fund”) seeks to provide long term capital growth by investing in a portfolio of equity securities in developed and emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI World Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s stock selection in the autos and energy sectors contributed to relative performance while the Fund’s holdings in the healthcare and retail sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in German-based Lanxess AG and France-based Rhodia S.A., specialty chemical providers not held in the Benchmark. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

Another contributor to relative performance was the Fund’s overweight position in InterOil Corp., an integrated energy company operating in Papua New Guinea that was not held in the Benchmark. The stock rose as the company’s projects started to come on-line and generate revenues.

On the negative side, the Fund’s overweight positions in Greece-based Sidenor Steel Products Manufacturing Co. S.A. and EFG Eurobank Ergasias S.A. hurt relative performance. These stocks declined with other Greek stocks as the country’s debt crisis escalated.

Another individual detractor was the Fund’s overweight position in Austrian biotech company Intercell AG. Intercell AG’s management warned that the company may post a loss for 2010, due in part, to ongoing research and development costs.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for stocks that possessed an attractive valuation signal (as measured by the Fund’s portfolio managers’ proprietary dividend discount model), high significant profit growth potential and a timely catalyst that would enable the stock to realize its inherent value. The Fund was largely unconstrained with regards to sector, regional and market-cap distribution.

In addition, the Fund employed currency forwards to bring the Fund’s currency exposure closer in line with the U.S. dollar denominated Benchmark.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lanxess AG (Germany)	4.3%
2.	Rhodia S.A. (France)	3.4
3.	Telefonica S.A. (Spain)	2.5
4.	Intercontinental Hotels Group plc (United Kingdom)	2.2
5.	InterOil Corp. (Australia)	2.2
6.	McDonald’s Corp. (United States)	2.1
7.	Telekomunikasi Indonesia Tbk PT (Indonesia)	1.9
8.	Nokian Renkaat OYJ (Finland)	1.8
9.	Koninklijke KPN N.V. (Netherlands)	1.8
10.	Kubota Corp. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	22.4%
United Kingdom	14.1
Japan	10.4
Germany	7.4
France	6.5
Hong Kong	4.5
Netherlands	4.0
Australia	3.2
Indonesia	2.8
Spain	2.5
Austria	2.2
Norway	2.2
China	2.0
Denmark	2.0
Finland	1.8
Canada	1.7
Switzerland	1.5
Italy	1.3
Brazil	1.3
Taiwan	1.2
Ireland	1.1
South Africa	1.0
Belgium	1.0
Others (each less than 1.0%)	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		22.26%	(3.69)%	(0.38)%
With Sales Charge*		15.86	(5.41)	(1.87)
CLASS C SHARES	3/30/07
Without CDSC		21.59	(4.19)	(0.89)
With CDSC**		20.59	(4.19)	(0.89)
CLASS R5 SHARES	3/30/07	22.75	(3.27)	0.06
SELECT CLASS SHARES	3/30/07	22.57	(3.45)	(0.13)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund, the MSCI World Index and the Lipper Global Multi-Cap Value Funds Index from March 30, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Value

Funds is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.72%
Morgan Stanley Capital International (“MSCI”) EAFE Index	8.36%

Net Assets as of 10/31/2010 (In Thousands)	$642,362

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (the “Benchmark”) for the twelve months ended October 31, 2010 as positive stock selection in the consumer discretionary sector more than offset negative stock selection in the energy sector.

Individual contributors to relative performance included Symrise AG and Burberry Group plc. Burberry Group plc, a luxury retail company, and Symrise AG, a Germany-based manufacturer of fragrances used in perfumes, both benefited from recovering demand, particularly among higher-end consumers. Other individual contributors included Volkswagen AG, as the success of the car manufacturer’s Audi brand, its strong presence in China and recovering global demand for autos fueled its strong earnings growth for the first nine months of the year, overshadowing concerns about the company’s pending merger with Porsche.

Individual detractors from relative performance included Lafarge S.A., Piraeus Bank S.A. and Esprit Holdings Ltd. Lafarge S.A., a France-based building materials company, was hurt by continued weakness in European construction activity. Piraeus Bank S.A. is a Greece-based financial and banking services group. The stock declined amid concerns about Greece’s debt crisis. Esprit Holdings Ltd., a Hong Kong-based fashion retailer that derived most of its earnings from Europe, was hurt as the fiscal crisis in Europe dampened regional demand and undermined the value of European currencies.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a diversified portfolio of international equities. The Fund’s portfolio managers employed rigorous, bottom-up fundamental research in an effort to identify quality companies that were well-managed, had solid financial positions, possessed sustainable earnings that were growing faster than that of their peers yet whose stocks were trading below or at par with the market.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vodafone Group plc (United Kingdom)	2.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
3.	Total S.A. (France)	2.3
4.	BHP Billiton Ltd. (Australia)	2.3
5.	Nestle S.A. (Switzerland)	2.1
6.	HSBC Holdings plc (United Kingdom)	2.1
7.	Honda Motor Co., Ltd. (Japan)	1.9
8.	BG Group plc (United Kingdom)	1.8
9.	Telefonica S.A. (Spain)	1.8
10.	Novartis AG (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.2%
Japan	16.3
France	14.0
Switzerland	10.9
Germany	8.0
Netherlands	5.4
Spain	3.6
Hong Kong	3.3
Australia	3.2
China	1.7
Brazil	1.6
Ireland	1.5
Italy	1.5
Belgium	1.0
Others (each less than 1.0%)	3.9
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		10.33%	3.45%	3.39%
With Sales Charge*		4.57	2.34	2.84
CLASS B SHARES	2/28/02
Without CDSC		9.82	2.87	2.94
With CDSC**		4.82	2.51	2.94
CLASS C SHARES	1/31/03
Without CDSC		9.69	2.87	2.90
With CDSC***		8.69	2.87	2.90
CLASS R2 SHARES	11/3/08	10.07	3.33	3.33
CLASS R5 SHARES	5/15/06	10.86	3.88	3.75
SELECT CLASS SHARES	1/1/97	10.72	3.72	3.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.42%
Morgan Stanley Capital International (“MSCI”) EAFE GDP Index	5.66%

Net Assets as of 10/31/2010 (In Thousands)	$665,617

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (GDP) (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the twelve months ended October 31, 2010. The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark. Perfect correlation would be 1.00. The tracking error (a measure of how closely a portfolio follows the index to which it is benchmarked) of this strategy can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks, which are not held in the Benchmark. The Fund’s exposure to emerging market stocks, which performed strongly during the reporting period, caused the Fund to outperform the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund as a fundamental index strategy, with country weightings based on gross domestic product (“GDP”) rather than traditional market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

The Fund was well diversified throughout the reporting period, with approximately 1,000 developed country stocks and 150 emerging country stocks. On average, the Fund had the following weights within the major regions during the reporting period: Europe and Middle East ex-U.K., 55.4%; Japan, 18.0%; the United Kingdom, 9.4%; and Pacific ex-Japan, 6.4%.

The Fund’s emerging markets exposure had an average weighting of 8.6% during the reporting period. The Fund’s emerging markets exposure was constructed so that countries were about equally weighted, with periodic rebalancing to return to this weighting.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to closely track the Benchmark, consistent with its investment strategy, and attempted to provide broad passive international exposure for U.S. investors.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	1.8%
2.	Telefonica S.A. (Spain)	1.7
3.	Banco Santander S.A. (Spain)	1.6
4.	ENI S.p.A. (Italy)	1.5
5.	Siemens AG (Germany)	1.5
6.	Total S.A. (France)	1.1
7.	BASF SE (Germany)	1.1
8.	Enel S.p.A. (Italy)	1.0
9.	Bayer AG (Germany)	1.0
10.	Daimler AG (Germany)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	17.5%
Germany	13.6
France	10.4
Italy	8.1
United Kingdom	7.5
Spain	6.3
Australia	4.0
Netherlands	3.9
Switzerland	2.1
United States	2.0
Belgium	1.9
Sweden	1.7
Austria	1.6
Norway	1.4
Denmark	1.2
Greece	1.0
Hong Kong	1.0
Others (each less than 1.0%)	14.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		8.09%	3.56%	3.29%
With Sales Charge*		2.42	2.46	2.73
CLASS B SHARES	1/14/94
Without CDSC		7.32	2.82	2.71
With CDSC**		2.32	2.46	2.71
CLASS C SHARES	11/4/97
Without CDSC		7.40	2.84	2.56
With CDSC***		6.40	2.84	2.56
CLASS R2 SHARES	11/3/08	7.88	3.30	3.04
SELECT CLASS SHARES	10/28/92	8.42	3.83	3.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index, Lipper International Large-Cap Core Funds Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2000 to October 31, 2010. Effective October 7, 2009, the Fund’s Lipper category was changed to the Lipper International Large-Cap Core Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index are indexes based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	12.12%
Morgan Stanley Capital International (“MSCI”) EAFE Index	8.36%

Net Assets as of 10/31/2010 (In Thousands)	$318,726

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (the “Benchmark”) for the twelve months ended October 31, 2010 as positive stock selection in the energy and utilities sectors more than compensated for the Fund’s negative stock selection and underweight positions in the outperforming retail and basic industries sectors.

Individual contributors to relative performance included the Fund’s overweight position in German-based Lanxess AG, a specialty chemical provider not held in the Benchmark. The company’s earnings received a boost from its management’s disciplined cost-cutting measures, recovering demand in the developed world, a growing presence in emerging markets and rising demand for synthetic rubber. Other individual contributors included the Fund’s overweight position in Volkswagen AG, as the success of the car manufacturer’s Audi brand, its strong presence in China and recovering global demand for autos fueled its strong earnings growth for the first nine months of the year, overshadowing concerns about the company’s pending merger with Porsche. In addition, the Fund bought shares of integrated energy company BP plc after the company’s oil spill in the Gulf of Mexico had taken its toll on the stock. The Fund benefited as the stock rebounded off its lows.

Individual detractors from relative performance included the Fund’s overweight positions in Lafarge S.A. and China Resources Land Ltd. Lafarge S.A., a France-based building materials company, was hurt by continued weakness in European construction activity. China Resources Land Ltd. is a real estate development company. Property stocks in the greater China region declined broadly on investor concerns about the Chinese government’s efforts to cool its surging property market, such as raising the installment requirement for second-home purchases and raising the mortgage rates applied to these purchases.

Another individual detractor was the Fund’s overweight position in Austrian biotech company Intercell AG. Management warned that the company may post a loss for 2010, due in part, to ongoing research and development costs.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify the most attractive stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with the U.S. dollar denominated Benchmark.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.2%
2.	Vodafone Group plc (United Kingdom)	2.2
3.	Telefonica S.A. (Spain)	2.2
4.	Siemens AG (Germany)	1.9
5.	Nissan Motor Co., Ltd. (Japan)	1.7
6.	HSBC Holdings plc (United Kingdom)	1.7
7.	Sanofi-Aventis S.A. (France)	1.7
8.	Mitsubishi Electric Corp. (Japan)	1.7
9.	Unilever N.V. CVA (Netherlands)	1.6
10.	GlaxoSmithKline plc (United Kingdom)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.7%
Japan	17.6
France	10.9
Netherlands	9.1
Germany	7.8
Hong Kong	4.8
Spain	3.1
Switzerland	2.4
Australia	2.2
Taiwan	2.0
Ireland	1.7
Canada	1.6
Luxembourg	1.4
China	1.3
Italy	1.2
Norway	1.0
Austria	1.0
Indonesia	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		11.67%	4.33%	2.48%
With Sales Charge*		5.81	3.22	1.94
CLASS B SHARES	9/10/01
Without CDSC		11.01	3.79	2.08
With CDSC**		6.01	3.44	2.08
CLASS C SHARES	7/31/07
Without CDSC		11.05	3.79	2.02
With CDSC***		10.05	3.79	2.02
INSTITUTIONAL CLASS SHARES	2/26/97	12.12	4.81	3.19
SELECT CLASS SHARES	9/10/01	11.93	4.59	2.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	11.79%
Morgan Stanley Capital International (“MSCI”) EAFE Value Index	4.63%

Net Assets as of 10/31/2010 (In Thousands)	$1,534,634

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Value Index (the “Benchmark”) for the twelve months ended October 31, 2010 as positive stock selection in the autos, energy and utilities sectors more than offset negative stock selection in the consumer nondurable sector and the Fund’s underweight positions in the outperforming retail and property sectors.

Individual contributors to relative performance included the Fund’s overweight positions in German-based Lanxess AG and France-based Rhodia S.A., specialty chemical providers not held in the Benchmark. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

Another contributor to relative performance was the Fund’s overweight position in Cairn Energy plc., an independent oil and gas exploration and production company not held in the Benchmark. The stock rose as the company ramped up production following the completion of its pipeline project. In addition, Vedanta Resources plc announced plans to buy a controlling stake in Cairn Energy plc.’s Indian operations.

Individual detractors included the Fund’s overweight position in Lafarge S.A., a France-based building materials company that was hurt by continued weakness in European construction activity. Not owning chemical company BASF SE detracted from the Fund’s relative performance as the stock was a strong performer in the Benchmark. The Fund’s overweight position in Koninklijke Philips Electronics N.V., a provider of consumer electronics, lighting and medical equipment, also detracted from relative performance as its revenues and earnings failed to exceed the market’s estimates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify the most attractive value stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with the U.S. dollar denominated Benchmark.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.3%
2.	HSBC Holdings plc (United Kingdom)	3.2
3.	Vodafone Group plc (United Kingdom)	3.0
4.	Telefonica S.A. (Spain)	2.8
5.	GDF Suez (France)	2.7
6.	Sanofi-Aventis S.A. (France)	2.5
7.	BP plc (United Kingdom)	2.2
8.	Bayer AG (Germany)	1.9
9.	BNP Paribas (France)	1.8
10.	Allianz SE (Germany)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	20.9%
Japan	16.9
France	13.5
Germany	10.0
Netherlands	9.6
Spain	4.1
Hong Kong	2.8
Switzerland	2.4
Norway	2.4
Australia	1.3
Finland	1.2
Canada	1.2
Portugal	1.2
Belgium	1.2
Italy	1.0
China	1.0
Others (each less than 1.0%)	6.7
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		11.35%	4.19%	4.01%
With Sales Charge*		5.50	3.07	3.45
CLASS B SHARES	9/28/01
Without CDSC		10.81	3.68	3.62
With CDSC**		5.81	3.33	3.62
CLASS C SHARES	7/11/06
Without CDSC		10.81	3.68	3.56
With CDSC***		9.81	3.68	3.56
CLASS R2 SHARES	11/3/08	11.00	4.09	3.96
INSTITUTIONAL CLASS SHARES	11/4/93	11.79	4.64	4.54
SELECT CLASS SHARES	9/10/01	11.56	4.46	4.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	13.11%
Morgan Stanley Capital International (“MSCI”) EAFE Index	8.36%

Net Assets as of 10/31/2010 (In Thousands)	$151,691

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s portfolio managers constructed the Fund so that stock selection and style factors (i.e. growth and value characteristics) would be the primary drivers of returns. In an attempt to mitigate the impact on performance from individual stocks, the Fund held an average of 252 stocks across sectors during the reporting period. The financials sector was the largest contributor to relative performance while the consumer staples sector was the largest detractor.

Individual contributors to relative performance included the Fund’s overweight positions in German-based Lanxess AG and France-based Rhodia S.A., specialty chemical providers not held in the Benchmark. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets. Another contributor to relative performance was the Fund’s underweight position in Toyota Motor Corp., which was a weak performing stock in the Benchmark.

On the negative side, the Fund’s overweight positions in Greece-based Piraeus Bank S.A. and Governor & Co. of the Bank of Ireland hurt relative performance. These stocks declined as Europe’s debt crisis escalated. Other individual detractors included Disco Corp., a maker of cutting tools for electronic equipment that is not held in the Benchmark. The company reported disappointing quarterly operating profit.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. The Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, high medium-term price momentum, low price-to-book ratios and low price-to-earnings ratios. In addition, the Fund employed futures to help manage cash flows.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.0%
2.	Nestle S.A. (Switzerland)	2.0
3.	BHP Billiton Ltd. (Australia)	1.8
4.	Vodafone Group plc (United Kingdom)	1.7
5.	Rio Tinto plc (United Kingdom)	1.5
6.	Novartis AG (Switzerland)	1.5
7.	HSBC Holdings plc (United Kingdom)	1.4
8.	Telefonica S.A. (Spain)	1.3
9.	Total S.A. (France)	1.2
10.	Sanofi-Aventis S.A. (France)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.6%
Japan	17.2
Switzerland	9.1
France	8.2
Germany	8.1
Australia	5.3
Netherlands	4.5
Hong Kong	3.9
Spain	3.0
China	2.9
Italy	2.1
Finland	1.6
Sweden	1.4
Brazil	1.1
Others (each less than 1.0%)	9.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		12.54%	2.20%	3.03%
With Sales Charge*		6.63	1.10	2.45
CLASS C SHARES	2/28/06
Without CDSC		12.01	1.73	2.78
With CDSC**		11.01	1.73	2.78
CLASS R2 SHARES	11/3/08	12.26	2.10	2.97
INSTITUTIONAL CLASS SHARES	4/30/01	13.11	2.72	3.66
SELECT CLASS SHARES	2/28/06	12.86	2.48	3.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 90.4%
		Brazil — 9.7%
4		Banco Bradesco S.A., ADR (m)	78
6		Banco do Brasil S.A. (m)	112
3		Cia Energetica de Minas Gerais, ADR (m)	62
3		EDP — Energias do Brasil S.A. (m)	69
9		OGX Petroleo e Gas Participacoes S.A. (a) (m)	123
3		Petroleo Brasileiro S.A., ADR (m)	92
1		Souza Cruz S.A. (m)	71
4		Vale S.A., ADR (m)	119

			726

		Canada — 1.1%
3		Pacific Rubiales Energy Corp. (a) (m)	82

		China — 6.4%
188		Bank of China Ltd., Class H (m)	113
64		Bank of Communications Co., Ltd., Class H (m)	70
37		China Merchants Bank Co., Ltd., Class H (m)	105
—	(h)	New Oriental Education & Technology Group, ADR (a) (m)	43
60		PetroChina Co., Ltd., Class H (m)	74
84		Soho China Ltd. (m)	71

			476

		Egypt — 1.4%
14		Commercial International Bank Egypt SAE (m)	102

		Hong Kong — 10.6%
52		Chaoda Modern Agriculture Holdings Ltd. (m)	43
132		China Gas Holdings Ltd. (m)	75
18		China Mobile Ltd. (m)	179
79		CNOOC Ltd. (m)	165
2		Jardine Matheson Holdings Ltd. (m)	90
84		Kingboard Laminates Holdings Ltd. (m)	81
77		SJM Holdings Ltd. (m)	115
12		Yue Yuen Industrial Holdings Ltd. (m)	43

			791

		India — 1.9%
2		Infosys Technologies Ltd., ADR (m)	142

		Indonesia — 0.9%
11		Astra International Tbk PT (m)	70

		Malaysia — 0.7%
47		Telekom Malaysia Bhd (m)	52

		Mexico — 3.1%
11		Banco Compartamos S.A. de C.V. (m)	78
17		Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	74
12		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	76

			228

SHARES		SECURITY DESCRIPTION	VALUE($)

		Poland — 2.7%
2		KGHM Polska Miedz S.A. (m)	112
14		Telekomunikacja Polska S.A. (m)	91

			203

		Russia — 7.6%
1		Lukoil OAO, ADR (m)	72
6		MMC Norilsk Nickel, ADR (m)	119
4		Mobile Telesystems OJSC, ADR (m)	91
7		Rosneft Oil Co., GDR (a) (m)	45
43		Sberbank of Russia (m)	142
3		Tatneft, ADR (m)	101

			570

		South Africa — 8.1%
6		Adcock Ingram Holdings Ltd. (m)	58
16		African Bank Investments Ltd. (m)	84
5		Imperial Holdings Ltd. (m)	80
2		Kumba Iron Ore Ltd. (m)	86
10		Pick n Pay Stores Ltd. (m)	64
22		RMB Holdings Ltd. (m)	113
8		Shoprite Holdings Ltd. (m)	117

			602

		South Korea — 16.6%
1		GS Holdings (m)	70
3		Hana Financial Group, Inc. (m)	84
2		Hankook Tire Co., Ltd. (m)	56
4		Hanwha Chem Corp. (m)	98
1		Honam Petrochemical Corp. (m)	121
1		Hyundai Motor Co. (m)	135
4		Kangwon Land, Inc. (m)	99
3		KT Corp., ADR (m)	67
1		LG Corp. (m)	65
6		LG Display Co. Ltd., ADR (m)	95
1		POSCO, ADR (m)	96
—	(h)	Samsung Electronics Co., Ltd. (m)	252

			1,238

		Taiwan — 10.2%
3		Asustek Computer, Inc. (m)	22
1		Asustek Computer, Inc., GDR (m)	26
3		Chunghwa Telecom Co. Ltd., ADR (m)	75
—	(h)	Compal Electronics, Inc., GDR (m)	1
25		Coretronic Corp. (m)	38
20		Hon Hai Precision Industry Co., Ltd., GDR (m)	153
5		HTC Corp. (m)	120
90		Macronix International (m)	55
2		Pegatron Corp., GDR (a) (m)	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Taiwan — Continued
18		Powertech Technology, Inc. (m)	59
14		Tripod Technology Corp. (m)	54
27		U-Ming Marine Transport Corp. (m)	56
44		Wistron Corp. (m)	90

			761

		Thailand — 4.0%
4		Banpu PCL, NVDR (m)	106
129		Charoen Pokphand Foods PCL, NVDR (m)	101
23		Kasikornbank PCL, NVDR (m)	90

			297

		Turkey — 5.4%
17		KOC Holding A.S. (m)	79
3		Tupras Turkiye Petrol Rafinerileri A.S. (m)	91
19		Turk Hava Yollari (a) (m)	79
9		Turkiye Halk Bankasi AS (m)	88
16		Turkiye Is Bankasi, Class C (m)	70

			407

		Total Common Stocks (Cost $5,354)	6,747

Participation Notes — 3.1%
		India — 3.1%
5		Housing Development Finance Corp., expiring 09/16/13 (issued through UBS AG) (a) (m)	72
3		Punjab National Bank, expiring 11/22/10 (issued through UBS AG) (a) (m)	92
2		United Spirits Ltd., expiring 08/13/13 (issued through UBS AG) (a) (m)	68

		Total Participation Notes (Cost $210)	232

Preferred Stocks — 6.1%
		Brazil — 6.1%
1		Cia de Bebidas das Americas, ADR (m)	106
7		Gerdau S.A., ADR (m)	97
7		Itau Unibanco Holding S.A., ADR (m)	180
2		Vivo Participacoes S.A. (m)	63
—	(h)	Vivo Participacoes S.A., ADR (m)	9

		Total Preferred Stocks (Cost $405)	455

		Total Investments — 99.6% (Cost $5,969)	7,434
		Other Assets in Excess of Liabilities — 0.4%	27

		NET ASSETS — 100.0%	$7,461

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.6%
Oil, Gas & Consumable Fuels	13.7
Metals & Mining	8.5
Electronic Equipment, Instruments & Components	5.7
Semiconductors & Semiconductor Equipment	4.9
Wireless Telecommunication Services	4.6
Diversified Telecommunication Services	3.8
Industrial Conglomerates	3.1
Chemicals	3.0
Hotels, Restaurants & Leisure	2.9
Automobiles	2.8
Diversified Financial Services	2.6
Food & Staples Retailing	2.4
Capital Markets	2.2
Computers & Peripherals	2.0
Food Products	1.9
IT Services	1.9
Electric Utilities	1.8
Communications Equipment	1.6
Beverages	1.4
Distributors	1.1
Airlines	1.1
Consumer Finance	1.1
Household Products	1.0
Gas Utilities	1.0
Thrifts & Mortgage Finance	1.0
Real Estate Management & Development	1.0
Tobacco	1.0
Others (each less than 1.0%)	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 83.0%
	Brazil — 3.9%
1,608	All America Latina Logistica S.A. (m)	15,211
2,086	Cielo S.A. (m)	17,977
2,680	OGX Petroleo e Gas Participacoes S.A. (a) (m)	35,042
24	Weg S.A. (m)	313

		68,543

	Chile — 1.3%
243	Banco Santander Chile, ADR (m)	22,529

	China — 13.9%
6,890	Anhui Conch Cement Co., Ltd., Class H (m)	29,000
21,719	China Construction Bank Corp., Class H (m)	20,763
20,034	China Merchants Bank Co., Ltd., Class H (m)	57,086
3,552	China National Building Material Co., Ltd., Class H (m)	8,699
191	New Oriental Education & Technology Group, ADR (a) (m)	20,559
3,808	Ping An Insurance Group Co. of China Ltd., Class H (m)	41,171
744	Tencent Holdings Ltd. (m)	17,098
3,722	Tsingtao Brewery Co., Ltd., Class H (m)	19,934
21,223	Want Want China Holdings Ltd. (m)	19,616
3,259	Wumart Stores, Inc., Class H (m)	7,683

		241,609

	Egypt — 1.2%
315	Orascom Construction Industries (m)	14,258
8,172	Orascom Telecom Holding SAE (a) (m)	6,304

		20,562

	Hong Kong — 10.0%
6,657	AIA Group Ltd. (a) (m)	19,810
3,015	China Mobile Ltd. (m)	30,790
4,792	China Resources Enterprise Ltd. (m)	20,313
17,404	CNOOC Ltd. (m)	36,335
1,758	Esprit Holdings Ltd. (m)	9,487
4,094	Hang Lung Properties Ltd. (m)	20,083
7,224	Li & Fung Ltd. (m)	38,250

		175,068

	Hungary — 1.1%
660	OTP Bank plc (a) (m)	19,595

	India — 12.5%
599	ACC Ltd. (m)	13,311
994	Ambuja Cements Ltd. (m)	3,142
4,496	Bharti Airtel Ltd. (m)	33,078
5,075	Housing Development Finance Corp., Ltd. (m)	78,651
173	Infosys Technologies Ltd. (m)	11,581
458	Infosys Technologies Ltd., ADR (m)	30,882

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — Continued
941	Jindal Steel & Power Ltd. (m)	14,809
745	Reliance Capital Ltd. (m)	13,703
538	United Spirits Ltd. (m)	18,133

		217,290

	Indonesia — 3.5%
3,923	Astra International Tbk PT (m)	25,117
19,082	Bank Rakyat Indonesia Persero Tbk PT (m)	24,430
5,476	Unilever Indonesia Tbk PT (m)	10,725

		60,272

	Luxembourg — 2.1%
290	Oriflame Cosmetics S.A. (m)	16,458
494	Tenaris S.A., ADR (m)	20,463

		36,921

	Malaysia — 0.3%
381	British American Tobacco Malaysia Bhd (m)	5,704

	Mexico — 4.4%
348	America Movil S.A.B. de C.V., Series L, ADR (m)	19,917
443	Cemex S.A.B. de C.V., ADR (a) (m)	3,888
4,799	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	20,532
11,642	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	31,867

		76,204

	Russia — 4.0%
358	Magnit OJSC, GDR (e) (m)	9,578
698	Magnit OJSC, Reg. S, GDR (m)	18,638
12,527	Sberbank of Russia (m)	41,153

		69,369

	South Africa — 6.4%
3,886	African Bank Investments Ltd. (m)	19,917
4,987	FirstRand Ltd. (m)	14,620
982	Impala Platinum Holdings Ltd. (m)	27,711
1,126	Massmart Holdings Ltd. (m)	22,937
1,487	MTN Group Ltd. (m)	26,752

		111,937

	South Korea — 9.0%
136	Hyundai Mobis (m)	33,870
190	Hyundai Motor Co. (m)	28,835
205	KT&G Corp. (m)	12,575
43	POSCO (m)	17,646
64	Samsung Electronics Co., Ltd. (m)	42,738
41	Shinsegae Co., Ltd. (m)	20,557

		156,221

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	JPMORGAN EMERGING MARKETS EQUITY FUND	29

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — 5.1%
4,993	Acer, Inc. (m)	14,539
8,031	Hon Hai Precision Industry Co., Ltd. (m)	30,374
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	7,239
3,447	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	37,609

		89,761

	Turkey — 3.2%
9,200	Turkiye Garanti Bankasi A.S. (m)	55,534

	United States — 1.1%
474	NII Holdings, Inc. (a) (m)	19,828

	Total Common Stocks (Cost $1,076,381)	1,446,947

Preferred Stocks — 11.3%
	Brazil — 11.3%
223	Cia de Bebidas das Americas, ADR (m)	31,044
1,107	Itau Unibanco Holding S.A. (m)	26,767
558	Itau Unibanco Holding S.A., ADR (m)	13,705
1,789	Petroleo Brasileiro S.A., ADR (m)	55,790
2,454	Vale S.A., ADR (m)	70,516

	Total Preferred Stocks (Cost $113,145)	197,822

Short-Term Investment — 5.5%
	Investment Company — 5.5%
95,628	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $95,628)	95,628

	Total Investments — 99.8% (Cost $1,285,154)	1,740,397
	Other Assets in Excess of Other Liabilities — 0.2%	3,744

	NET ASSETS — 100.0%	$1,744,141

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.4%
Wireless Telecommunication Services	7.9
Food & Staples Retailing	7.6
Metals & Mining	7.5
Oil, Gas & Consumable Fuels	7.3
Semiconductors & Semiconductor Equipment	5.0
Thrifts & Mortgage Finance	4.5
Beverages	4.0
Insurance	3.5
IT Services	3.4
Construction Materials	3.3
Automobiles	3.1
Diversified Financial Services	2.8
Distributors	2.2
Auto Components	1.9
Electronic Equipment, Instruments & Components	1.7
Diversified Consumer Services	1.2
Energy Equipment & Services	1.2
Real Estate Management & Development	1.2
Food Products	1.1
Tobacco	1.1
Internet Software & Services	1.0
Short-Term Investment	5.5
Others (each less than 1.0%)	4.6

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.8%
		Australia — 3.0%
1		InterOil Corp. (a) (m)	64
1		Macquarie Group Ltd. (m)	30

			94

		Austria — 2.1%
—	(h)	Erste Group Bank AG (m)	21
1		Intercell AG (a)	13
—	(h)	Schoeller-Bleckmann Oilfield Equipment AG (m)	33

			67

		Belgium — 0.9%
1		KBC Groep N.V. (a)	29

		Brazil — 1.2%
3		Cosan Ltd., Class A (m)	37

		Canada — 1.6%
—	(h)	First Quantum Minerals Ltd.	31
1		Kinross Gold Corp. (m)	20

			51

		China — 1.9%
20		Angang Steel Co., Ltd., Class H (m)	31
7		ZTE Corp., Class H (m)	28

			59

		Denmark — 1.9%
—	(h)	Carlsberg A/S, Class B (m)	49
—	(h)	D/S Norden (m)	10

			59

		Finland — 1.8%
2		Nokian Renkaat OYJ (m)	55

		France — 6.2%
—	(h)	Atos Origin S.A. (a) (m)	21
—	(h)	Pernod-Ricard S.A. (m)	21
4		Rhodia S.A. (m)	102
1		Sodexo (m)	50

			194

		Germany — 7.1%
—	(h)	Bayer AG (m)	30
1		Continental AG (a) (m)	47
—	(h)	Hamburger Hafen und Logistik AG	17
2		Lanxess AG (m)	128

			222

		Greece — 0.1%
4		Corinth Pipeworks S.A. (a) (m)	5

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — 4.2%
18		China Overseas Land & Investment Ltd. (m)	38
30		Huabao International Holdings Ltd. (m)	45
5		Hutchison Whampoa Ltd. (m)	50

			133

		Indonesia — 2.7%
60		Perusahaan Gas Negara PT (m)	27

56		Telekomunikasi Indonesia Tbk PT (m)	57

			84

		Ireland — 1.0%
3		Experian plc (m)	32

		Israel — 0.8%
—	(h)	Teva Pharmaceutical Industries Ltd., ADR (m)	25

		Italy — 1.3%
7		Snam Rete Gas S.p.A. (m)	39

		Japan — 9.9%
7		JX Holdings, Inc. (m)	44
6		Kubota Corp. (m)	53
5		Mitsubishi Electric Corp. (m)	47
18		Nippon Sheet Glass Co., Ltd. (m)	39
3		Nissan Motor Co., Ltd. (m)	30
—	(h)	ORIX Corp. (m)	26
1		Shiseido Co., Ltd. (m)	21
—	(h)	Yahoo! Japan Corp. (m)	28
1		Yakult Honsha Co., Ltd. (m)	23

			311

		Netherlands — 3.8%
1		AerCap Holdings N.V. (a) (m)	13
3		Koninklijke KPN N.V. (m)	55
1		Royal Dutch Shell plc, Class A	44
3		Vimetco N.V., GDR (a) (m)	9

			121

		Norway — 2.1%
4		Orkla ASA (m)	43
17		Sevan Marine ASA (a) (m)	22

			65

		South Africa — 0.9%
6		African Bank Investments Ltd. (m)	29

		Spain — 2.4%
3		Telefonica S.A.	74

		Switzerland — 1.4%
1		ACE Ltd. (m)	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Taiwan — 1.1%
10		Hon Hai Precision Industry Co., Ltd. (m)	36

		United Arab Emirates — 0.8%
5		Lamprell plc (m)	25

		United Kingdom — 13.4%
5		Afren plc (a) (m)	10
2		Associated British Foods plc (m)	41
4		BP plc (m)	30
1		British American Tobacco plc (m)	37
14		Cable & Wireless Communications plc (m)	12
14		Cable & Wireless Worldwide plc (m)	16
4		Cookson Group plc (a) (m)	32
11		GKN plc (m)	32
3		Intercontinental Hotels Group plc (m)	65
9		Man Group plc (m)	38
2		Petropavlovsk plc (m)	32
8		Resolution Ltd. (m)	32
47		Taylor Wimpey plc (a) (m)	17
1		Tullow Oil plc (m)	27

			421

		United States — 21.2%
1		Abbott Laboratories (m)	43
1		Aflac, Inc. (m)	31
1		American Express Co. (m)	30
—	(h)	Celgene Corp. (a) (m)	30
1		Cisco Systems, Inc. (a) (m)	33
1		General Mills, Inc. (m)	39
1		Hewlett-Packard Co. (m)	38
—	(h)	International Business Machines Corp. (m)	34
2		Kroger Co. (The) (m)	43
1		Lowe’s Cos., Inc. (m)	23
1		McDonald’s Corp. (m)	62
1		Merck & Co., Inc. (m)	36
2		Microsoft Corp. (m)	47
6		Sprint Nextel Corp. (a) (m)	27
2		Staples, Inc. (m)	44
1		Sysco Corp. (m)	22
—	(h)	Union Pacific Corp. (m)	42
1		Walt Disney Co. (The) (m)	43

			667

		Total Common Stocks (Cost $2,472)	2,979

		Total Investments — 94.8% (Cost $2,472)	2,979
		Other Assets in Excess of Liabilities — 5.2%	164

		NET ASSETS — 100.0%	$3,143

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Chemicals	9.3%
Oil, Gas & Consumable Fuels	7.4
Diversified Telecommunication Services	7.2
Hotels, Restaurants & Leisure	5.9
Food Products	4.7
Pharmaceuticals	4.5
Auto Components	4.5
Metals & Mining	4.3
Industrial Conglomerates	4.2
Insurance	3.6
Energy Equipment & Services	2.7
Beverages	2.3
Capital Markets	2.3
Specialty Retail	2.3
Gas Utilities	2.2
Food & Staples Retailing	2.2
Communications Equipment	2.0
Consumer Finance	1.9
IT Services	1.9
Machinery	1.8
Commercial Banks	1.7
Software	1.6
Electrical Equipment	1.6
Media	1.5
Biotechnology	1.4
Road & Rail	1.4
Building Products	1.3
Real Estate Management & Development	1.3
Computers & Peripherals	1.3
Tobacco	1.2
Electronic Equipment, Instruments & Components	1.2
Professional Services	1.1
Automobiles	1.0
Diversified Financial Services	1.0
Others (each less than 1.0%)	4.2

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
14,881	CHF
120,529	for HKD	Westpac Banking Corp.	12/10/10	$15	#	$15	#	$ — (h)
20,408	AUD	State Street Bank & Trust	12/10/10	20		20		— (h)
79,446	AUD	Westpac Banking Corp.	12/10/10	72		77		5
97,744	CAD	Citibank, N.A.	12/10/10	95		96		1
94,093	CHF	Union Bank of Switzerland AG	12/10/10	93		96		3
11,463	EUR	Barclays Bank plc	12/10/10	16		16		— (h)
13,238	EUR	Morgan Stanley	12/10/10	18		18		— (h)
12,071	GBP	Morgan Stanley	12/10/10	18		19		1
11,005	GBP	Royal Bank of Canada	12/10/10	18		18		— (h)
16,251	GBP	Royal Bank of Scotland	12/10/10	25		26		1
145,222	HKD	Morgan Stanley	12/10/10	19		19		— (h)
3,298,123	JPY	HSBC Bank, N.A.	12/10/10	39		41		2
242,678	SEK	Royal Bank of Scotland	12/10/10	33		36		3
34,966	SGD	Deutsche Bank AG	12/10/10	26		27		1
				$507		$524		$17

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
135,048	DKK	Royal Bank of Scotland	12/10/10	$23		$25		$(2)
104,445	DKK	Westpac Banking Corp.	12/10/10	20		20		— (h)
258,881	EUR	BNP Paribas	12/10/10	329		360		(31)
19,339	EUR	Citibank, N.A.	12/10/10	25		27		(2)
14,816	GBP	BNP Paribas	12/10/10	23		24		(1)
129,437	GBP	Citibank, N.A.	12/10/10	199		207		(8)
658,205	HKD	HSBC Bank, N.A.	12/10/10	85		85		— (h)
129,752	HKD	Union Bank of Switzerland AG	12/10/10	17		17		— (h)
2,524,553	JPY	Morgan Stanley	12/10/10	30		31		(1)
1,450,060	JPY	State Street Bank & Trust	12/10/10	17		18		(1)
214,756	NOK	Royal Bank of Scotland	12/10/10	35		37		(2)
20,153	TRY	Barclays Bank plc	12/10/10	13		14		(1)
138,955	ZAR	Deutsche Bank AG	12/10/10	19		20		(1)
				$835		$885		$(50)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Australia — 3.2%
350	BHP Billiton Ltd. (m)	14,450
72	Rio Tinto Ltd. (m)	5,882

		20,332

	Belgium — 1.0%
107	Anheuser-Busch InBev N.V. (m)	6,697

	Brazil — 1.6%
77	Petroleo Brasileiro S.A., ADR (m)	2,610
233	Vale S.A., ADR (m)	7,492

		10,102

	China — 1.7%
853	China Life Insurance Co., Ltd., Class H (m)	3,750
6,972	Industrial & Commercial Bank of China, Class H (m)	5,633
514	Li Ning Co., Ltd. (m)	1,469

		10,852

	France — 13.9%
129	Accor S.A. (m)	5,286
72	Alstom S.A. (m)	3,616
312	AXA S.A. (m)	5,696
147	BNP Paribas (m)	10,717
100	Edenred (a) (m)	2,091
53	GDF Suez (m)	2,102
87	Imerys S.A. (m)	5,185
108	Lafarge S.A. (m)	6,173
39	LVMH Moet Hennessy Louis Vuitton S.A. (m)	6,072
55	Pernod-Ricard S.A. (m)	4,905
43	PPR (m)	7,066
118	Sanofi-Aventis S.A. (m)	8,302
127	Societe Generale (m)	7,612
271	Total S.A.	14,770

		89,593

	Germany — 6.9%
110	Bayer AG (m)	8,204
177	E.ON AG (m)	5,531
52	Linde AG (m)	7,433
148	SAP AG (m)	7,725
83	Siemens AG (m)	9,493
203	Symrise AG (m)	6,167

		44,553

	Hong Kong — 3.3%
1,204	Belle International Holdings Ltd. (m)	2,181
2,743	CNOOC Ltd. (m)	5,727
282	Esprit Holdings Ltd. (m)	1,522

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
1,271	Hang Lung Properties Ltd. (m)	6,235
1,368	Sands China Ltd. (a) (m)	2,982
1,224	Wynn Macau Ltd. (a) (m)	2,709

		21,356

	Ireland — 1.5%
1,634	Governor & Co. of the Bank of Ireland (The) (a) (m)	1,221
696	WPP plc (m)	8,092

		9,313

	Israel — 0.8%
104	Teva Pharmaceutical Industries Ltd., ADR (m)	5,387

	Italy — 1.5%
1,284	Intesa Sanpaolo S.p.A. (m)	4,515
1,837	UniCredit S.p.A. (m)	4,788

		9,303

	Japan — 16.2%
216	Canon, Inc. (m)	9,955
103	Daikin Industries Ltd. (m)	3,566
75	East Japan Railway Co. (m)	4,631
336	Honda Motor Co., Ltd. (m)	12,120
2	Japan Tobacco, Inc. (m)	5,403
332	Komatsu Ltd. (m)	8,107
685	Kubota Corp. (m)	6,075
379	Mitsubishi Corp. (m)	9,101
868	Mitsubishi UFJ Financial Group, Inc. (m)	4,029
201	Mitsui Fudosan Co., Ltd. (m)	3,801
77	Murata Manufacturing Co., Ltd. (m)	4,305
62	Nidec Corp. (m)	6,123
23	Nintendo Co., Ltd. (m)	5,913
447	Nomura Holdings, Inc. (m)	2,296
100	Shin-Etsu Chemical Co., Ltd. (m)	5,041
30	SMC Corp. (m)	4,610
385	Sumitomo Corp. (m)	4,871
12	Yahoo! Japan Corp. (m)	4,363

		104,310

	Mexico — 0.9%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	3,833
35	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	1,917

		5,750

	Netherlands — 5.4%
841	ING Groep N.V. CVA (a) (m)	8,993
458	Reed Elsevier N.V. (m)	5,979

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Netherlands — Continued
489	Royal Dutch Shell plc, Class A (c)	15,849
173	Wolters Kluwer N.V. (m)	3,936

		34,757

	South Korea — 0.8%
15	Samsung Electronics Co. Ltd., GDR (e) (m)	4,850

	Spain — 3.6%
458	Banco Bilbao Vizcaya Argentaria S.A. (m)	6,034
64	Inditex S.A. (c)	5,353
431	Telefonica S.A. (c)	11,651

		23,038

	Sweden — 0.7%
206	Atlas Copco AB, Class A (m)	4,306

	Switzerland — 10.9%
369	ABB Ltd. (a) (m)	7,634
180	Credit Suisse Group AG (m)	7,439
87	Holcim Ltd. (m)	5,451
241	Nestle S.A. (m)	13,200
197	Novartis AG (m)	11,432
64	Roche Holding AG (m)	9,374
2	SGS S.A. (m)	3,496
261	Xstrata plc (m)	5,062
28	Zurich Financial Services AG (m)	6,880

		69,968

	Taiwan — 0.8%
468	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	5,106

	United Kingdom — 23.1%
170	Autonomy Corp. plc (a) (m)	3,970
1,216	Barclays plc (m)	5,344
605	BG Group plc (m)	11,776
1,420	BP plc (m)	9,654
395	Burberry Group plc (m)	6,456
800	Centrica plc (m)	4,257
364	GlaxoSmithKline plc (m)	7,104
1,262	HSBC Holdings plc (m)	13,153
731	ICAP plc (m)	5,340
248	Imperial Tobacco Group plc (m)	7,956
1,143	Man Group plc (m)	4,779

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
1,005	Marks & Spencer Group plc (m)	6,888
537	Prudential plc (m)	5,432
106	Rio Tinto plc (m)	6,868
369	Standard Chartered plc (m)	10,685
1,433	Tesco plc (m)	9,809
246	Unilever plc (m)	7,100
5,836	Vodafone Group plc (m)	15,952
653	Wm Morrison Supermarkets plc (m)	3,074
105	Wolseley plc (a) (m)	2,792

		148,389

	Total Common Stocks (Cost $489,884)	627,962

Preferred Stock — 1.0%
	Germany — 1.0%
43	Volkswagen AG (m) (Cost $4,125)	6,387

NUMBER OF RIGHTS
Rights — 0.1%
	United Kingdom — 0.1%
46	Standard Chartered plc, expiring 11/05/10 (a) (m) (Cost $—)	389

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
6,005	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $6,005)	6,005

Investment of Cash Collateral for Securities on Loan — 1.4%
	Investment Company — 1.4%
9,304	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $9,304)	9,304

	Total Investments — 101.2% (Cost $509,318 )	650,047
	Liabilities in Excess of Other Assets — (1.2)%	(7,685)

	NET ASSETS — 100.0%	$642,362

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	9.4
Pharmaceuticals	7.8
Metals & Mining	6.2
Machinery	3.6
Insurance	3.4
Food Products	3.2
Capital Markets	3.1
Wireless Telecommunication Services	3.1
Chemicals	2.9
Automobiles	2.9
Media	2.8
Software	2.7
Electrical Equipment	2.7
Construction Materials	2.6
Trading Companies & Distributors	2.6

INDUSTRY	PERCENTAGE
Textiles, Apparel & Luxury Goods	2.2%
Multiline Retail	2.2
Beverages	2.1
Tobacco	2.1
Food & Staples Retailing	2.0
Diversified Telecommunication Services	1.8
Hotels, Restaurants & Leisure	1.7
Real Estate Management & Development	1.6
Semiconductors & Semiconductor Equipment	1.6
Office Electronics	1.6
Industrial Conglomerates	1.5
Specialty Retail	1.4
Diversified Financial Services	1.4
Multi-Utilities	1.0
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.7%
		Australia — 3.9%
13		AGL Energy Ltd. (m)	208
71		Alumina Ltd. (m)	143
35		Amcor Ltd. (m)	233
60		AMP Ltd. (m)	315
12		Aristocrat Leisure Ltd. (c)	40
86		Asciano Group (a) (c)	133
5		ASX Ltd. (m)	184
72		Australia & New Zealand Banking Group Ltd. (m)	1,746
30		AXA Asia Pacific Holdings Ltd. (c)	159
11		Bendigo and Adelaide Bank Ltd. (m)	96
449		BGP Holdings Beneficial Interest Share (a) (f) (i)	—
98		BHP Billiton Ltd. (m)	4,053
6		Billabong International Ltd. (m)	48
52		BlueScope Steel Ltd. (c)	103
21		Boral Ltd. (m)	91
41		Brambles Ltd. (m)	259
4		Caltex Australia Ltd. (c)	43
51		CFS Retail Property Trust (m)	93
16		Coca-Cola Amatil Ltd. (m)	196
2		Cochlear Ltd. (c)	116
44		Commonwealth Bank of Australia (c)	2,112
13		Computershare Ltd. (m)	131
13		Crown Ltd. (c)	109
17		CSL Ltd. (m)	542
45		CSR Ltd. (c)	80
140		Dexus Property Group (c)	114
—	(h)	DuluxGroup Ltd. (a) (m)	—	(h)
2		Energy Resources of Australia Ltd. (c)	26
63		Fairfax Media Ltd. (c)	89
36		Fortescue Metals Group Ltd. (a) (m)	222
57		Foster’s Group Ltd. (m)	324
40		Goodman Fielder Ltd. (c)	58
183		Goodman Group (c)	113
52		GPT Group (m)	142
16		Harvey Norman Holdings Ltd. (m)	51
47		Incitec Pivot Ltd. (m)	172
61		Insurance Australia Group Ltd. (c)	228
66		Intoll Group (m)	98
4		Leighton Holdings Ltd. (c)	140
16		Lend Lease Group (c)	112
4		MacArthur Coal Ltd. (m)	44
10		Macquarie Group Ltd. (m)	358
11		MAp Group (m)	32
22		Metcash Ltd. (m)	94
96		Mirvac Group (m)	122

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
62	National Australia Bank Ltd. (m)	1,551
20	Newcrest Mining Ltd. (m)	778
38	OneSteel Ltd. (m)	102
10	Orica Ltd. (m)	259
26	Origin Energy Ltd. (c)	401
91	OZ Minerals Ltd. (m)	141
20	Paladin Energy Ltd. (a) (c)	82
33	Qantas Airways Ltd. (a) (m)	91
30	QBE Insurance Group Ltd.	510
13	Rio Tinto Ltd. (m)	1,037
24	Santos Ltd. (c)	300
5	Sims Metal Management Ltd. (c)	78
11	Sonic Healthcare Ltd. (m)	115
40	SP AusNet (m)	37
69	Stockland (c)	257
37	Suncorp-Metway Ltd. (m)	337
18	TABCORP Holdings Ltd. (c)	131
37	Tatts Group Ltd. (c)	90
128	Telstra Corp. Ltd. (m)	334
20	Toll Holdings Ltd. (c)	119
37	Transurban Group (m)	192
29	Wesfarmers Ltd. (m)	954
4	Wesfarmers Ltd. (m)	147
64	Westfield Group (m)	780
84	Westpac Banking Corp. (m)	1,880
16	Woodside Petroleum Ltd. (m)	680
36	Woolworths Ltd. (m)	1,006
6	WorleyParsons Ltd. (c)	128

		26,289

	Austria — 1.6%
56	Erste Group Bank AG (m)	2,514
292	IMMOFINANZ AG (a) (c)	1,151
44	OMV AG (m)	1,641
16	Raiffeisen Bank International AG (m)	902
98	Telekom Austria AG (m)	1,501
22	Verbund AG (c)	895
11	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	613
32	Voestalpine AG (m)	1,288

		10,505

	Belgium — 1.8%
264	Ageas (m)	812
85	Anheuser-Busch InBev N.V. (m)	5,339
17	Belgacom S.A. (c)	662
3	Cie Nationale a Portefeuille (m)	178

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
8	Colruyt S.A. (m)	442
12	Delhaize Group S.A. (m)	835
66	Dexia S.A. (a) (m)	293
10	Groupe Bruxelles Lambert S.A. (m)	851
19	KBC Groep N.V. (a)	828
2	Mobistar S.A. (m)	159
7	Solvay S.A. (m)	749
12	UCB S.A. (m)	462
14	Umicore (m)	638

		12,248

	Bermuda — 0.2%
34	Seadrill Ltd. (c)	1,039

	Brazil — 0.2%
16	BM&F Bovespa S.A. (m)	130
34	Petroleo Brasileiro S.A. (m)	567
17	Vale S.A. (m)	545

		1,242

	Chile — 0.8%
3,253	Banco Santander Chile (m)	290
10	CAP S.A. (m)	530
50	Centros Comerciales Sudamericanos S.A. (m)	391
330	Empresa Nacional de Electricidad S.A. (m)	587
8	Empresas CMPC S.A. (m)	442
44	Empresas COPEC S.A. (m)	830
333	Enersis S.A. (m)	152
26	Enersis S.A., ADR (m)	600
10	Lan Airlines S.A. (m)	304
51	S.A.C.I. Falabella (m)	512
9	Sociedad Quimica y Minera de Chile S.A., Class B (m)	445

		5,083

	China — 0.6%
262	Bank of China Ltd., Class H (m)	157
26	BBMG Corp., Class H (m)	36
94	BYD Co., Ltd., Class H (c)	573
468	China Construction Bank Corp., Class H (m)	447
75	China Life Insurance Co., Ltd., Class H (m)	330
410	Datang International Power Generation Co., Ltd., Class H (m)	165
46	Foxconn International Holdings Ltd. (a) (m)	34
226	Huaneng Power International, Inc., Class H (m)	129
286	Industrial & Commercial Bank of China, Class H (m)	231
48	Lenovo Group Ltd. (m)	31

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
431		PetroChina Co., Ltd., Class H (m)	530
91		Shui On Land Ltd. (c)	46
74		Tingyi Cayman Islands Holding Corp. (m)	202
38		Yangzijiang Shipbuilding Holdings Ltd. (m)	55
167		Yanzhou Coal Mining Co., Ltd., Class H (m)	485
361		Zhejiang Expressway Co., Ltd., Class H (m)	365

			3,816

		Cyprus — 0.1%
167		Bank of Cyprus Public Co., Ltd. (m)	777
—	(h)	Prosafe Production Public Ltd. (a)	1
—	(h)	ProSafe SE (m)	1

			779

		Denmark — 1.2%
—	(h)	A.P. Moller - Maersk A/S, Class A (m)	319
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	877
8		Carlsberg A/S, Class B (m)	888
1		Coloplast A/S, Class B (c)	179
35		Danske Bank A/S (a) (m)	918
16		DSV A/S (m)	330
31		Novo Nordisk A/S, Class B (m)	3,306
4		Novozymes A/S, Class B (m)	471
2		Tryg A/S (m)	98
15		Vestas Wind Systems A/S (a) (c)	493
1		William Demant Holding A/S (a) (m)	98

			7,977

		Finland — 0.9%
5		Elisa OYJ (c)	106
23		Fortum OYJ (m)	662
3		Kesko OYJ, Class B (m)	131
7		Kone OYJ, Class B (m)	400
7		Metso OYJ (m)	317
6		Neste Oil OYJ (m)	105
196		Nokia OYJ (m)	2,102
6		Nokian Renkaat OYJ (m)	197
3		Orion OYJ, Class B (m)	54
7		Outokumpu OYJ (c)	119
7		Pohjola Bank plc (m)	94
4		Rautaruukki OYJ (c)	73
22		Sampo OYJ, Class A (m)	618
4		Sanoma OYJ (c)	99
30		Stora Enso OYJ, Class R (c)	301
27		UPM-Kymmene OYJ (m)	451
4		Wartsila OYJ (m)	291

			6,120

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		France — 10.4%
10		Accor S.A. (m)	399
2		Aeroports de Paris (m)	170
8		Air France-KLM (a) (m)	153
23		Air Liquide S.A. (m)	3,003
151		Alcatel-Lucent (a) (m)	532
13		Alstom S.A. (m)	677
3		Atos Origin S.A. (a) (m)	136
115		AXA S.A. (m)	2,096
1		BioMerieux (m)	75
63		BNP Paribas (m)	4,580
15		Bouygues S.A. (m)	665
3		Bureau Veritas S.A. (m)	240
10		Cap Gemini S.A. (c)	485
39		Carrefour S.A. (m)	2,117
4		Casino Guichard Perrachon S.A. (m)	341
4		Christian Dior S.A. (m)	603
25		Cie de St-Gobain (m)	1,179
9		Cie Generale de Geophysique-Veritas (a) (m)	216
13		Cie Generale d’Optique Essilor International S.A. (m)	858
10		CNP Assurances (m)	195
10		Compagnie Generale des Etablissements Michelin, Class B	770
61		Credit Agricole S.A. (m)	995
38		Danone (m)	2,427
4		Dassault Systemes S.A. (m)	292
10		Edenred (a) (m)	203
17		EDF S.A. (m)	776
3		Eiffage S.A. (c)	133
—	(h)	Eramet (m)	108
2		Eurazeo (m)	146
7		Eutelsat Communications (m)	248
2		Fonciere Des Regions (m)	181
121		France Telecom S.A. (m)	2,902
82		GDF Suez (m)	3,263
1		Gecina S.A. (m)	147
31		Groupe Eurotunnel S.A. (m)	311
3		Hermes International (m)	733
2		ICADE (m)	166
1		Iliad S.A. (m)	118
2		Imerys S.A. (m)	136
2		Ipsen S.A. (c)	65
4		JCDecaux S.A. (a) (c)	128
6		Klepierre (m)	231
13		Lafarge S.A. (m)	746
8		Lagardere S.C.A. (m)	331

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
9	Legrand S.A. (m)	332
16	L’Oreal S.A. (m)	1,841
16	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,512
4	Metropole Television S.A. (m)	105
57	Natixis (a) (m)	350
2	Neopost S.A. (c)	173
9	PagesJaunes Groupe (m)	94
13	Pernod-Ricard S.A. (m)	1,147
10	Peugeot S.A. (a) (c)	399
5	PPR (m)	815
8	Publicis Groupe S.A. (m)	420
13	Renault S.A. (a) (m)	701
11	Safran S.A. (m)	346
68	Sanofi-Aventis S.A. (m)	4,746
16	Schneider Electric S.A. (m)	2,255
12	SCOR SE (m)	301
1	Societe BIC S.A. (m)	122
42	Societe Generale (m)	2,516
8	Societe Television Francaise 1 (m)	126
6	Sodexo (m)	413
18	Suez Environnement Co. (m)	345
6	Technip S.A. (m)	538
6	Thales S.A. (m)	240
136	Total S.A. (c)	7,429
6	Unibail-Rodamco SE (m)	1,293
7	Vallourec S.A. (m)	737
23	Veolia Environnement (m)	664
28	Vinci S.A. (m)	1,526
80	Vivendi S.A. (m)	2,298

		69,060

	Germany — 12.7%
22	Adidas AG (m)	1,438
48	Allianz SE (m)	5,996
97	BASF SE (m)	7,048
85	Bayer AG (m)	6,323
35	Bayerische Motoren Werke AG (m)	2,544
10	Beiersdorf AG (m)	648
8	Celesio AG (m)	187
74	Commerzbank AG (a) (c)	665
5	Continental AG (a) (m)	452
94	Daimler AG (a) (m)	6,202
66	Deutsche Bank AG (m)	3,782
21	Deutsche Boerse AG (m)	1,486
24	Deutsche Lufthansa AG (a) (m)	511
89	Deutsche Post AG (m)	1,667

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
9	Deutsche Postbank AG (a) (m)	316
289	Deutsche Telekom AG (m)	4,190
187	E.ON AG (m)	5,840
4	Fraport AG Frankfurt Airport Services Worldwide (c)	244
19	Fresenius Medical Care AG & Co. KGaA (m)	1,220
2	Fresenius SE (m)	220
17	GEA Group AG (m)	447
6	Hannover Rueckversicherung AG (m)	315
15	HeidelbergCement AG (m)	765
12	Henkel AG & Co. KGaA (m)	593
5	Hochtief AG (m)	408
114	Infineon Technologies AG (a) (m)	893
15	K+S AG (m)	1,044
18	Linde AG (m)	2,601
11	MAN SE (m)	1,234
7	Merck KGaA (m)	558
13	Metro AG (m)	945
20	Muenchener Rueckversicherungs AG (m)	3,100
1	Puma AG Rudolf Dassler Sport (m)	180
44	RWE AG (m)	3,143
4	Salzgitter AG (m)	309
88	SAP AG (m)	4,595
85	Siemens AG (m)	9,733
7	Suedzucker AG (m)	159
36	ThyssenKrupp AG (m)	1,340
15	TUI AG (a) (c)	170
12	United Internet AG (m)	220
3	Volkswagen AG (c)	404
2	Wacker Chemie AG (m)	336

		84,471

	Greece — 1.0%
129	Alpha Bank AE (a) (m)	852
46	Coca Cola Hellenic Bottling Co. S.A. (m)	1,200
82	EFG Eurobank Ergasias S.A. (a) (m)	506
62	Hellenic Telecommunications Organization S.A. (m)	497
158	National Bank of Greece S.A. (a) (m)	1,734
57	OPAP S.A. (m)	1,074
85	Piraeus Bank S.A. (a) (m)	443
30	Public Power Corp. S.A. (m)	500

		6,806

	Hong Kong — 1.0%
4	ASM Pacific Technology Ltd. (m)	36
32	Bank of East Asia Ltd. (m)	136

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — Continued
118		Belle International Holdings Ltd. (m)	214
78		BOC Hong Kong Holdings Ltd. (m)	244
25		Cathay Pacific Airways Ltd. (m)	67
25		Cheung Kong Holdings Ltd. (m)	384
10		Cheung Kong Infrastructure Holdings Ltd. (m)	42
60		China Mobile Ltd. (m)	617
—	(h)	China Mobile Ltd., ADR (m)	17
1		Chinese Estates Holdings Ltd. (m)	2
40		CLP Holdings Ltd. (m)	328
24		CNOOC Ltd. (m)	50
24		Esprit Holdings Ltd. (m)	130
17		Hang Lung Group Ltd. (m)	113
44		Hang Lung Properties Ltd. (m)	216
16		Hang Seng Bank Ltd. (m)	234
23		Henderson Land Development Co., Ltd. (m)	164
90		Hong Kong & China Gas Co., Ltd. (m)	217
21		Hong Kong Exchanges and Clearing Ltd. (m)	473
29		Hongkong Electric Holdings Ltd. (m)	184
2		Hopewell Highway Infrastructure Ltd. (m)	2
12		Hopewell Holdings Ltd. (m)	37
6		Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	2
39		Hutchison Whampoa Ltd. (m)	388
13		Hysan Development Co., Ltd. (m)	50
15		Kerry Properties Ltd. (m)	83
48		Li & Fung Ltd. (m)	255
13		Lifestyle International Holdings Ltd. (m)	30
46		Link REIT (The) (m)	142
62		Mongolia Energy Co., Ltd. (a) (m)	24
30		MTR Corp. (m)	114
54		New World Development Ltd. (m)	106
78		Noble Group Ltd. (m)	113
18		NWS Holdings Ltd. (m)	43
5		Orient Overseas International Ltd. (m)	42
76		PCCW Ltd. (m)	29
28		Shangri-La Asia Ltd. (m)	63
36		Sino Land Co., Ltd. (m)	76
30		Sun Hung Kai Properties Ltd. (m)	508
16		Swire Pacific Ltd., Class A (m)	234
6		Television Broadcasts Ltd. (m)	30
29		Wharf Holdings Ltd. (m)	193
19		Wheelock & Co., Ltd. (m)	67
4		Wing Hang Bank Ltd. (m)	47
16		Yue Yuen Industrial Holdings Ltd. (m)	56

			6,602

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Hungary — 0.8%
134		Magyar Telekom Telecommunications plc (m)	388
15		MOL Hungarian Oil and Gas plc (a) (m)	1,551
79		OTP Bank plc (a) (m)	2,343
4		Richter Gedeon Nyrt. (m)	932

			5,214

		India — 0.8%
3		Bharat Heavy Electricals Ltd. (m)	145
21		Housing Development Finance Corp., Ltd. (m)	321
7		ICICI Bank Ltd., ADR (m)	391
8		Infosys Technologies Ltd. (m)	552
239		ITC Ltd., GDR (m)	918
5		Larsen & Toubro Ltd., GDR (m)	213
9		Mahindra & Mahindra Ltd. (m)	142
33		NTPC Ltd. (m)	146
7		Oil & Natural Gas Corp., Ltd. (m)	202
12		Ranbaxy Laboratories Ltd., GDR (a) (m)	161
30		Reliance Industries Ltd. (m)	734
6		Reliance Industries Ltd., GDR (e) (m)	273
43		Sterlite Industries India Ltd. (m)	163
4		Sun Pharmaceutical Industries Ltd. (m)	197
3		Tata Power Co., Ltd. (m)	96
122		United Phosphorus Ltd. (m)	547

			5,201

		Ireland — 0.9%
4		Allied Irish Banks plc (a) (m)	2
146		CRH plc (m)	2,514
92		Elan Corp. plc (a) (m)	511
23		Elan Corp. plc, ADR (a) (m)	126
25		Experian plc (m)	295
290		Governor & Co. of the Bank of Ireland (The) (a) (m)	217
7		Grafton Group plc (m)	30
13		James Hardie Industries SE (a) (c)	68
32		Kerry Group plc, Class A (m)	1,164
35		Ryanair Holdings plc (m)	202
14		Shire plc (m)	326
29		WPP plc (m)	338

			5,793

		Israel — 0.7%
50		Bank Hapoalim BM (a) (m)	228
60		Bank Leumi Le-Israel BM (a) (m)	275
88		Bezeq Israeli Telecommunication Corp., Ltd. (m)	231
3		Cellcom Israel Ltd. (m)	93
—	(h)	Delek Group Ltd. (m)	56

SHARES		SECURITY DESCRIPTION	VALUE($)

		Israel — Continued
1		Discount Investment Corp. (m)	30
1		Elbit Systems Ltd. (m)	62
22		Israel Chemicals Ltd. (m)	343
—	(h)	Israel Corp., Ltd. (The) (a) (m)	125
27		Israel Discount Bank Ltd., Class A (a) (m)	56
—	(h)	Koor Industries Ltd. (m)	—	(h)
12		Makhteshim-Agan Industries Ltd. (a) (m)	61
85		Migdal Insurance & Financial Holding Ltd. (m)	177
6		Mizrahi Tefahot Bank Ltd. (m)	58
3		NICE Systems Ltd. (a) (m)	103
3		Ormat Industries (m)	24
4		Partner Communications Co., Ltd. (m)	88
16		Teva Pharmaceutical Industries Ltd. (m)	826
31		Teva Pharmaceutical Industries Ltd., ADR (m)	1,611

			4,447

		Italy — 8.0%
163		A2A S.p.A. (m)	267
212		Assicurazioni Generali S.p.A. (m)	4,641
42		Atlantia S.p.A. (m)	951
21		Autogrill S.p.A. (a) (m)	279
102		Banca Carige S.p.A. (m)	246
396		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	558
71		Banca Popolare di Milano Scarl (m)	330
114		Banco Popolare SC (m)	614
11		Beni Stabili S.p.A. (a) (m)	11
1,142		Enel S.p.A. (m)	6,525
452		ENI S.p.A. (m)	10,185
11		Exor S.p.A. (m)	293
138		Fiat S.p.A. (m)	2,341
74		Finmeccanica S.p.A. (m)	1,037
1,385		Intesa Sanpaolo S.p.A. (m)	4,871
167		Intesa Sanpaolo S.p.A. (m)	457
20		Luxottica Group S.p.A. (m)	578
122		Mediaset S.p.A. (m)	902
85		Mediobanca S.p.A. (a) (m)	877
39		Mediolanum S.p.A. (c)	182
282		Parmalat S.p.A. (m)	775
42		Pirelli & C. S.p.A. (m)	363
42		Prelios S.p.A. (a) (m)	25
32		Prysmian S.p.A. (m)	626
46		Saipem S.p.A. (m)	2,053
215		Snam Rete Gas S.p.A. (m)	1,167
1		Telecom Italia Media S.p.A. (a) (m)	—	(h)
1,668		Telecom Italia S.p.A. (m)	2,560
996		Telecom Italia S.p.A. RNC (m)	1,222

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Italy — Continued
191		Terna Rete Elettrica Nazionale S.p.A. (m)	882
2,296		UniCredit S.p.A. (m)	5,986
105		UniCredit S.p.A.	273
114		Unione di Banche Italiane ScpA (c)	1,199

			53,276

		Japan — 17.3%
19		77 Bank Ltd. (The) (m)	88
2		ABC-Mart, Inc. (m)	54
2		Acom Co., Ltd. (c)	19
9		Advantest Corp. (m)	164
32		Aeon Co., Ltd. (m)	381
4		Aeon Credit Service Co., Ltd. (m)	50
4		Aeon Mall Co., Ltd. (m)	103
8		Aiful Corp. (a) (c)	5
7		Air Water, Inc. (m)	82
10		Aisin Seiki Co., Ltd. (m)	313
35		Ajinomoto Co., Inc. (m)	334
2		Alfresa Holdings Corp. (m)	84
46		All Nippon Airways Co., Ltd. (a) (m)	174
18		Amada Co., Ltd. (m)	119
21		Aozora Bank Ltd. (m)	35
5		Arrk Corp. (a) (m)	5
20		Asahi Breweries Ltd. (m)	412
48		Asahi Glass Co., Ltd. (m)	464
67		Asahi Kasei Corp. (m)	397
9		Asics Corp. (m)	97
22		Astellas Pharma, Inc. (m)	818
18		Bank of Kyoto Ltd. (The) (m)	161
66		Bank of Yokohama Ltd. (The) (m)	323
4		Benesse Holdings, Inc. (m)	186
35		Bridgestone Corp. (m)	619
13		Brother Industries Ltd. (m)	161
3		Canon Marketing Japan, Inc. (m)	31
59		Canon, Inc. (m)	2,715
12		Casio Computer Co., Ltd. (c)	85
—	(h)	Central Japan Railway Co. (m)	605
40		Chiba Bank Ltd. (The) (m)	246
9		Chiyoda Corp. (m)	75
35		Chubu Electric Power Co., Inc. (m)	873
12		Chugai Pharmaceutical Co., Ltd. (m)	209
9		Chugoku Bank Ltd. (The) (m)	104
16		Chugoku Electric Power Co., Inc. (The) (m)	312
51		Chuo Mitsui Trust Holdings, Inc. (m)	185
13		Citizen Holdings Co., Ltd. (m)	76
3		Coca-Cola West Co., Ltd. (m)	51

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
32		Cosmo Oil Co., Ltd. (m)	86
8		Credit Saison Co., Ltd. (m)	107
25		Dai Nippon Printing Co., Ltd. (m)	320
15		Daicel Chemical Industries Ltd. (m)	107
16		Daido Steel Co., Ltd. (m)	82
10		Daihatsu Motor Co., Ltd. (m)	135
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	512
33		Daiichi Sankyo Co., Ltd. (m)	704
12		Daikin Industries Ltd. (m)	428
1		Dainippon Screen Manufacturing Co., Ltd. (a) (m)	6
8		Dainippon Sumitomo Pharma Co., Ltd. (m)	71
4		Daito Trust Construction Co., Ltd. (m)	244
25		Daiwa House Industry Co., Ltd. (m)	273
88		Daiwa Securities Group, Inc. (m)	360
4		Dena Co., Ltd. (m)	114
26		Denki Kagaku Kogyo KK (m)	116
26		Denso Corp. (m)	802
9		Dentsu, Inc. (m)	212
1		DIC Corp. (m)	2
14		Dowa Holdings Co., Ltd. (m)	83
17		East Japan Railway Co. (m)	1,056
13		Eisai Co., Ltd. (m)	458
6		Electric Power Development Co., Ltd. (m)	184
10		Elpida Memory, Inc. (a) (c)	102
4		FamilyMart Co., Ltd. (m)	126
10		Fanuc Ltd. (m)	1,411
3		Fast Retailing Co., Ltd. (m)	370
31		Fuji Electric Holdings Co., Ltd. (m)	74
31		Fuji Heavy Industries Ltd. (m)	214
—	(h)	Fuji Media Holdings, Inc. (m)	25
25		FUJIFILM Holdings Corp. (m)	828
91		Fujitsu Ltd. (m)	622
41		Fukuoka Financial Group, Inc. (m)	158
32		Furukawa Electric Co., Ltd. (m)	120
21		GS Yuasa Corp. (c)	140
22		Gunma Bank Ltd. (The) (m)	109
22		Hachijuni Bank Ltd. (The) (m)	113
1		Hakuhodo DY Holdings, Inc. (m)	53
3		Hamamatsu Photonics KK (m)	107
62		Hankyu Hanshin Holdings, Inc. (c)	297
14		Hino Motors Ltd. (m)	60
2		Hirose Electric Co., Ltd. (m)	178
27		Hiroshima Bank Ltd. (The) (m)	110
4		Hisamitsu Pharmaceutical Co., Inc. (m)	147
5		Hitachi Chemical Co., Ltd. (m)	98

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
6		Hitachi Construction Machinery Co., Ltd. (m)	117
4		Hitachi High-Technologies Corp. (m)	72
227		Hitachi Ltd. (m)	1,026
9		Hitachi Metals Ltd. (m)	102
10		Hokkaido Electric Power Co., Inc. (m)	202
66		Hokuhoku Financial Group, Inc. (m)	123
10		Hokuriku Electric Power Co. (m)	235
86		Honda Motor Co., Ltd. (m)	3,108
21		Hoya Corp. (m)	493
7		Ibiden Co., Ltd. (m)	175
1		Idemitsu Kosan Co., Ltd. (m)	101
71		IHI Corp. (m)	135
—	(h)	Inpex Corp. (m)	547
16		Isetan Mitsukoshi Holdings Ltd. (m)	171
62		Isuzu Motors Ltd. (m)	238
3		Ito En Ltd. (c)	43
80		ITOCHU Corp. (m)	700
2		Itochu Techno-Solutions Corp. (m)	56
13		Iyo Bank Ltd. (The) (m)	97
27		J. Front Retailing Co., Ltd. (m)	139
2		Jafco Co., Ltd. (m)	32
1		Japan Petroleum Exploration Co. (m)	53
—	(h)	Japan Prime Realty Investment Corp. (m)	80
—	(h)	Japan Real Estate Investment Corp. (m)	250
—	(h)	Japan Retail Fund Investment Corp. (m)	131
17		Japan Steel Works Ltd. (The) (m)	162
—	(h)	Japan Tobacco, Inc. (m)	743
24		JFE Holdings, Inc. (m)	759
11		JGC Corp. (m)	208
34		Joyo Bank Ltd. (The) (m)	148
14		JS Group Corp. (m)	265
10		JSR Corp. (m)	166
10		JTEKT Corp. (m)	103
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	140
118		JX Holdings, Inc. (m)	697
43		Kajima Corp. (m)	100
13		Kamigumi Co., Ltd. (m)	105
16		Kaneka Corp. (m)	98
40		Kansai Electric Power Co., Inc. (The) (m)	1,021
11		Kansai Paint Co., Ltd. (c)	103
27		Kao Corp. (m)	681
76		Kawasaki Heavy Industries Ltd. (m)	210
36		Kawasaki Kisen Kaisha Ltd. (m)	140
—	(h)	KDDI Corp. (m)	830
20		Keikyu Corp. (m)	191

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
30	Keio Corp. (m)	210
14	Keisei Electric Railway Co., Ltd. (m)	93
2	Keyence Corp. (m)	545
9	Kikkoman Corp. (m)	95
7	Kinden Corp. (m)	62
88	Kintetsu Corp. (c)	277
41	Kirin Holdings Co., Ltd. (m)	558
133	Kobe Steel Ltd. (m)	292
5	Koito Manufacturing Co., Ltd. (m)	65
50	Komatsu Ltd. (m)	1,231
5	Konami Corp. (m)	88
24	Konica Minolta Holdings, Inc. (m)	237
61	Kubota Corp. (m)	543
19	Kuraray Co., Ltd. (m)	265
6	Kurita Water Industries Ltd. (m)	155
8	Kyocera Corp. (m)	804
15	Kyowa Hakko Kirin Co., Ltd. (m)	143
21	Kyushu Electric Power Co., Inc. (m)	488
3	Lawson, Inc. (m)	145
1	Mabuchi Motor Co., Ltd. (m)	69
6	Makita Corp. (m)	202
88	Marubeni Corp. (m)	552
12	Marui Group Co., Ltd. (m)	95
3	Maruichi Steel Tube Ltd. (m)	57
5	Matsui Securities Co., Ltd. (m)	29
78	Mazda Motor Corp. (m)	198
3	McDonald’s Holdings Co., Japan Ltd. (m)	86
8	Medipal Holdings Corp. (m)	91
4	MEIJI Holdings Co., Ltd. (m)	174
19	Minebea Co., Ltd. (m)	103
65	Mitsubishi Chemical Holdings Corp. (m)	334
72	Mitsubishi Corp. (m)	1,740
104	Mitsubishi Electric Corp. (m)	971
60	Mitsubishi Estate Co., Ltd. (m)	1,057
21	Mitsubishi Gas Chemical Co., Inc. (m)	129
146	Mitsubishi Heavy Industries Ltd. (m)	532
3	Mitsubishi Logistics Corp. (m)	33
60	Mitsubishi Materials Corp. (a) (m)	189
204	Mitsubishi Motors Corp. (a) (c)	242
12	Mitsubishi Tanabe Pharma Corp. (m)	196
664	Mitsubishi UFJ Financial Group, Inc. (m)	3,082
3	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	106
89	Mitsui & Co., Ltd. (m)	1,405
43	Mitsui Chemicals, Inc. (m)	126
35	Mitsui Engineering & Shipbuilding Co., Ltd. (m)	80

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
42		Mitsui Fudosan Co., Ltd. (m)	789
28		Mitsui Mining & Smelting Co., Ltd. (m)	84
61		Mitsui OSK Lines Ltd. (m)	391
4		Mitsumi Electric Co., Ltd. (m)	66
1,022		Mizuho Financial Group, Inc. (m)	1,482
31		Mizuho Securities Co., Ltd. (m)	66
73		Mizuho Trust & Banking Co., Ltd. (a) (m)	65
29		MS&AD Insurance Group Holdings (m)	685
10		Murata Manufacturing Co., Ltd. (m)	556
10		Namco Bandai Holdings, Inc. (m)	92
139		NEC Corp. (m)	386
14		NGK Insulators Ltd. (m)	207
8		NGK Spark Plug Co., Ltd. (m)	118
7		NHK Spring Co., Ltd. (m)	59
5		Nidec Corp. (m)	519
17		Nikon Corp. (m)	327
5		Nintendo Co., Ltd. (m)	1,326
—	(h)	Nippon Building Fund, Inc. (m)	265
18		Nippon Electric Glass Co., Ltd. (m)	231
47		Nippon Express Co., Ltd. (m)	186
9		Nippon Meat Packers, Inc. (m)	108
5		Nippon Paper Group, Inc. (m)	129
36		Nippon Sheet Glass Co., Ltd. (m)	79
252		Nippon Steel Corp. (m)	793
28		Nippon Telegraph & Telephone Corp. (m)	1,240
69		Nippon Yusen KK (m)	290
36		Nishi-Nippon City Bank Ltd. (The) (m)	98
8		Nissan Chemical Industries Ltd. (m)	87
125		Nissan Motor Co., Ltd. (m)	1,101
2		Nissha Printing Co., Ltd. (c)	35
11		Nisshin Seifun Group, Inc. (m)	130
33		Nisshin Steel Co., Ltd. (m)	60
7		Nisshinbo Holdings, Inc. (m)	68
4		Nissin Foods Holdings Co., Ltd. (m)	130
2		Nitori Holdings Co., Ltd. (m)	171
9		Nitto Denko Corp. (m)	324
75		NKSJ Holdings, Inc. (a) (m)	513
6		NOK Corp. (m)	104
178		Nomura Holdings, Inc. (m)	916
5		Nomura Real Estate Holdings, Inc. (m)	72
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	86
5		Nomura Research Institute Ltd. (m)	100
22		NSK Ltd. (m)	169
26		NTN Corp. (m)	116
—	(h)	NTT Data Corp. (m)	203

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
1		NTT DoCoMo, Inc. (m)	1,374
—	(h)	NTT Urban Development Corp. (m)	59
35		Obayashi Corp. (m)	144
—	(h)	Obic Co., Ltd. (m)	60
33		Odakyu Electric Railway Co., Ltd. (m)	304
44		OJI Paper Co., Ltd. (m)	204
11		Olympus Corp. (m)	298
10		Omron Corp. (m)	241
5		Ono Pharmaceutical Co., Ltd. (m)	200
1		Onward Holdings Co., Ltd. (m)	7
2		Oracle Corp. Japan (m)	88
3		Oriental Land Co., Ltd. (m)	257
5		ORIX Corp. (m)	500
104		Osaka Gas Co., Ltd. (m)	393
1		Otsuka Corp. (m)	51
100		Panasonic Corp. (m)	1,460
1		Pioneer Corp. (a) (m)	3
—	(h)	Promise Co., Ltd. (c)	—	(h)
—	(h)	Rakuten, Inc. (m)	293
32		Resona Holdings, Inc. (c)	255
32		Ricoh Co., Ltd. (m)	449
2		Rinnai Corp. (m)	116
5		Rohm Co., Ltd. (m)	318
3		Sankyo Co., Ltd. (m)	149
4		Santen Pharmaceutical Co., Ltd. (m)	138
19		Sapporo Hokuyo Holdings, Inc. (m)	77
15		Sapporo Holdings Ltd. (m)	60
1		SBI Holdings, Inc. (m)	132
10		Secom Co., Ltd. (m)	458
11		Sega Sammy Holdings, Inc. (m)	173
7		Seiko Epson Corp. (m)	113
24		Sekisui Chemical Co., Ltd. (m)	152
25		Sekisui House Ltd. (m)	238
35		Senshu Ikeda Holdings, Inc. (m)	46
40		Seven & I Holdings Co., Ltd. (m)	926
—	(h)	Seven Bank Ltd. (m)	65
53		Sharp Corp. (m)	524
9		Shikoku Electric Power Co., Inc. (m)	278
13		Shimadzu Corp. (m)	98
1		Shimamura Co., Ltd. (m)	115
4		Shimano, Inc. (m)	179
31		Shimizu Corp. (m)	118
21		Shin-Etsu Chemical Co., Ltd. (m)	1,047
4		Shinko Electric Industries Co., Ltd. (m)	38
40		Shinsei Bank Ltd. (a) (c)	32

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
16		Shionogi & Co., Ltd. (m)	274
18		Shiseido Co., Ltd. (m)	374
32		Shizuoka Bank Ltd. (The) (m)	277
78		Showa Denko KK (m)	143
9		Showa Shell Sekiyu KK (m)	77
3		SMC Corp. (m)	382
42		Softbank Corp. (m)	1,336
63		Sojitz Corp. (m)	116
52		Sony Corp. (m)	1,756
—	(h)	Sony Financial Holdings, Inc. (m)	170
4		Square Enix Holdings Co., Ltd. (m)	73
8		Stanley Electric Co., Ltd. (m)	134
6		Sumco Corp. (a)	94
85		Sumitomo Chemical Co., Ltd. (m)	369
60		Sumitomo Corp. (m)	756
36		Sumitomo Electric Industries Ltd. (m)	459
30		Sumitomo Heavy Industries Ltd. (m)	169
178		Sumitomo Metal Industries Ltd. (m)	414
28		Sumitomo Metal Mining Co., Ltd. (m)	447
69		Sumitomo Mitsui Financial Group, Inc. (m)	2,071
19		Sumitomo Realty & Development Co., Ltd. (m)	420
9		Sumitomo Rubber Industries Ltd. (m)	101
75		Sumitomo Trust & Banking Co., Ltd. (The) (m)	412
12		Suruga Bank Ltd. (m)	106
4		Suzuken Co., Ltd. (m)	113
17		Suzuki Motor Corp. (m)	425
2		Sysmex Corp. (m)	117
14		T&D Holdings, Inc. (m)	293
41		Taiheiyo Cement Corp. (a) (m)	44
55		Taisei Corp. (m)	118
7		Taisho Pharmaceutical Co., Ltd. (m)	145
15		Taiyo Nippon Sanso Corp. (m)	120
14		Takashimaya Co., Ltd. (m)	106
40		Takeda Pharmaceutical Co., Ltd. (m)	1,870
—	(h)	Takefuji Corp. (m)	—	(h)
7		TDK Corp. (m)	379
48		Teijin Ltd. (m)	177
9		Terumo Corp. (m)	450
7		THK Co., Ltd. (m)	129
43		Tobu Railway Co., Ltd. (m)	243
6		Toho Co., Ltd. (m)	86
21		Toho Gas Co., Ltd. (m)	111
22		Tohoku Electric Power Co., Inc. (m)	504
37		Tokio Marine Holdings, Inc. (m)	1,032
16		Tokuyama Corp. (m)	88

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
65		Tokyo Electric Power Co., Inc. (The) (m)	1,555
8		Tokyo Electron Ltd. (m)	458
138		Tokyo Gas Co., Ltd. (m)	649
5		Tokyo Steel Manufacturing Co., Ltd. (m)	50
20		Tokyo Tatemono Co., Ltd. (m)	81
60		Tokyu Corp. (m)	269
23		Tokyu Land Corp. (m)	103
16		TonenGeneral Sekiyu KK (m)	143
30		Toppan Printing Co., Ltd. (m)	243
68		Toray Industries, Inc. (m)	395
202		Toshiba Corp. (m)	1,010
29		Tosoh Corp. (m)	77
14		TOTO Ltd. (m)	95
8		Toyo Seikan Kaisha Ltd. (m)	142
5		Toyo Suisan Kaisha Ltd. (m)	107
4		Toyobo Co., Ltd. (m)	7
4		Toyoda Gosei Co., Ltd. (m)	81
4		Toyota Boshoku Corp. (m)	64
10		Toyota Industries Corp. (m)	276
144		Toyota Motor Corp. (m)	5,097
11		Toyota Tsusho Corp. (m)	166
5		Trend Micro, Inc. (m)	153
3		Tsumura & Co. (m)	95
54		Ube Industries Ltd. (m)	133
6		Unicharm Corp. (m)	245
5		Uniden Corp. (a) (m)	10
10		UNY Co., Ltd. (m)	83
6		Ushio, Inc. (m)	93
1		USS Co., Ltd. (m)	88
—	(h)	West Japan Railway Co. (m)	330
1		Yahoo! Japan Corp. (m)	262
5		Yakult Honsha Co., Ltd. (m)	155
4		Yamada Denki Co., Ltd. (m)	290
11		Yamaguchi Financial Group, Inc. (m)	100
8		Yamaha Corp. (m)	99
14		Yamaha Motor Co., Ltd. (a) (m)	221
21		Yamato Holdings Co., Ltd. (m)	265
2		Yamato Kogyo Co., Ltd. (m)	59
7		Yamazaki Baking Co., Ltd. (m)	81
13		Yaskawa Electric Corp. (m)	101
10		Yokogawa Electric Corp. (m)	65

			115,337

		Luxembourg — 0.7%
58		ArcelorMittal (m)	1,863
3		Millicom International Cellular S.A. (m)	246

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Luxembourg — Continued
20	SES S.A. FDR (m)	507
83	Tenaris S.A. (m)	1,728

		4,344

	Macau — 0.0% (g)
52	Sands China Ltd. (a) (m)	112
32	Wynn Macau Ltd. (a) (m)	70

		182

	Mexico — 0.8%
21	Alfa S.A.B. de C.V., Class A (m)	174
728	America Movil S.A.B. de C.V., Series L (c)	2,087
285	Cemex S.A.B. de C.V. (a) (m)	251
103	Fomento Economico Mexicano S.A.B. de C.V. (m)	567
4	Fresnillo plc (m)	89
20	Grupo Carso S.A.B. de C.V., Series A1 (m)	114
187	Grupo Mexico S.A.B. de C.V., Class B (m)	617
28	Grupo Modelo S.A.B. de C.V., Series C (m)	155
119	Grupo Televisa S.A. (m)	533
31	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	192
77	Telefonos de Mexico S.A.B. de C.V., Class A (m)	58
91	Telefonos de Mexico S.A.B. de C.V., Class L (m)	70
237	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	649

		5,556

	Netherlands — 3.9%
113	Aegon N.V. (a) (m)	718
17	Akzo Nobel N.V. (c)	1,003
30	ASML Holding N.V. (m)	983
4	Corio N.V. (m)	311
5	Delta Lloyd N.V. (m)	108
27	European Aeronautic Defence and Space Co., N.V. (a) (m)	700
5	Fugro N.V. CVA (m)	342
8	Heineken Holding N.V. (m)	348
18	Heineken N.V. (m)	921
278	ING Groep N.V. CVA (a) (m)	2,972
79	Koninklijke Ahold N.V. (m)	1,094
5	Koninklijke Boskalis Westminster N.V. (m)	203
11	Koninklijke DSM N.V. (c)	605
111	Koninklijke KPN N.V. (m)	1,861
71	Koninklijke Philips Electronics N.V. (m)	2,168
4	Koninklijke Vopak N.V. (m)	209
24	QIAGEN N.V. (a) (m)	453
8	Randstad Holding N.V. (a) (m)	382

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
50	Reed Elsevier N.V. (m)	656
87	Royal Dutch Shell plc, Class A (m)	2,821
65	Royal Dutch Shell plc, Class B (m)	2,068
12	SBM Offshore N.V. (m)	243
27	TNT N.V. (m)	720
115	Unilever N.V. CVA (m)	3,415
20	Wolters Kluwer N.V. (m)	453

		25,757

	New Zealand — 0.4%
246	Auckland International Airport Ltd. (m)	394
81	Contact Energy Ltd. (a) (m)	362
163	Fletcher Building Ltd. (m)	1,019
155	Sky City Entertainment Group Ltd. (m)	357
479	Telecom Corp. of New Zealand Ltd. (m)	748

		2,880

	Norway — 1.4%
20	Aker Solutions ASA (m)	306
120	DnB NOR ASA (m)	1,646
109	Norsk Hydro ASA (m)	668
1	Norske Skogindustrier ASA (a) (m)	1
95	Orkla ASA (m)	918
60	Renewable Energy Corp. ASA (a) (m)	209
136	Statoil ASA (m)	2,970
98	Telenor ASA (m)	1,576
23	Yara International ASA (m)	1,228

		9,522

	Philippines — 0.8%
42	Ayala Corp. (m)	396
1,733	Ayala Land, Inc. (m)	676
77	Banco de Oro Unibank, Inc. (m)	110
410	Bank of the Philippine Islands (m)	560
1,821	Energy Development Corp. (m)	254
7	Globe Telecom, Inc. (m)	144
66	Jollibee Foods Corp. (m)	136
176	Manila Electric Co. (m)	904
73	Metropolitan Bank & Trust (m)	132
14	Philippine Long Distance Telephone Co. (m)	847
11	SM Investments Corp. (m)	136
2,630	SM Prime Holdings, Inc. (m)	732

		5,027

	Portugal — 0.9%
566	Banco Comercial Portugues S.A. (c)	515
106	Banco Espirito Santo S.A. (m)	525

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Portugal — Continued
37	Brisa Auto-Estradas de Portugal S.A. (m)	280
40	Cimpor Cimentos de Portugal SGPS S.A. (m)	280
352	EDP — Energias de Portugal S.A. (m)	1,346
49	Galp Energia SGPS S.A., Class B (m)	942
44	Jeronimo Martins SGPS S.A. (m)	665
118	Portugal Telecom SGPS S.A. (m)	1,708

		6,261

	Singapore — 0.7%
39	Ascendas REIT (m)	62
68	CapitaLand Ltd. (m)	205
58	CapitaMall Trust (m)	89
37	CapitaMalls Asia Ltd. (m)	61
15	City Developments Ltd. (m)	149
49	ComfortDelgro Corp., Ltd. (m)	56
27	Cosco Corp. Singapore Ltd. (m)	39
46	DBS Group Holdings Ltd. (m)	495
27	Fraser and Neave Ltd. (m)	131
161	Genting Singapore plc (a) (c)	271
180	Golden Agri-Resources Ltd. (m)	91
3	Jardine Cycle & Carriage Ltd. (m)	95
34	Keppel Corp., Ltd. (m)	263
19	Keppel Land Ltd. (m)	65
1	K-Green Trust (a) (m)	1
25	Neptune Orient Lines Ltd. (a) (m)	41
32	Olam International Ltd. (m)	78
65	Oversea-Chinese Banking Corp., Ltd. (m)	456
1	SATS Ltd. (m)	2
26	SembCorp Industries Ltd. (m)	92
22	SembCorp Marine Ltd. (m)	78
11	Singapore Airlines Ltd. (m)	137
23	Singapore Exchange Ltd. (m)	157
40	Singapore Press Holdings Ltd. (m)	129
44	Singapore Technologies Engineering Ltd. (m)	113
212	Singapore Telecommunications Ltd. (m)	507
15	StarHub Ltd. (m)	31
29	United Overseas Bank Ltd. (m)	416
13	UOL Group Ltd. (m)	45
50	Wilmar International Ltd. (m)	248

		4,603

	South Africa — 0.8%
9	ABSA Group Ltd. (m)	169
1	Anglo Platinum Ltd. (a) (m)	102
6	AngloGold Ashanti Ltd. (m)	299
9	Bidvest Group Ltd. (m)	187

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Africa — Continued
98		FirstRand Ltd. (m)	287
17		Gold Fields Ltd. (m)	262
17		Impala Platinum Holdings Ltd. (m)	476
51		MTN Group Ltd. (m)	913
11		Naspers Ltd., Class N (m)	579
34		Pretoria Portland Cement Co., Ltd. (m)	162
64		Sanlam Ltd. (m)	241
18		Sasol Ltd. (m)	795
13		Shoprite Holdings Ltd. (m)	177
22		Standard Bank Group Ltd. (m)	325
41		Steinhoff International Holdings Ltd. (a) (m)	127
6		Tiger Brands Ltd. (m)	153

			5,254

		South Korea — 0.8%
2		Daelim Industrial Co., Ltd. (m)	171
7		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	179
1		Hite Brewery Co., Ltd. (m)	60
7		Hynix Semiconductor, Inc. (a) (m)	143
4		Hyundai Mobis (m)	1,004
1		Hyundai Motor Co. (m)	183
4		KB Financial Group, Inc. (m)	174
2		LG Chem Ltd. (m)	687
4		LG Electronics, Inc. (m)	376
1		POSCO (m)	612
1		Samsung Electronics Co., Ltd. (m)	760
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	348
3		Shinhan Financial Group Co., Ltd. (m)	127
—	(h)	Shinsegae Co., Ltd. (m)	196
1		SK Energy Co., Ltd. (m)	105
1		SK Telecom Co., Ltd. (m)	122

			5,247

		Spain — 6.2%
31		Abertis Infraestructuras S.A. (c)	607
3		Acciona S.A. (c)	229
10		Acerinox S.A. (m)	164
15		ACS Actividades de Construccion y Servicios S.A. (c)	766
369		Banco Bilbao Vizcaya Argentaria S.A. (m)	4,863
98		Banco de Sabadell S.A. (c)	479
22		Banco de Valencia S.A. (c)	125
90		Banco Popular Espanol S.A. (c)	583
839		Banco Santander S.A. (m)	10,766
29		Bankinter S.A. (c)	194
87		Criteria Caixacorp S.A. (m)	494

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Spain — Continued
44		EDP Renovaveis S.A. (a) (m)	254
16		Enagas (m)	353
45		Ferrovial S.A. (m)	514
4		Fomento de Construcciones y Contratas S.A. (c)	107
20		Gamesa Corp. Tecnologica S.A. (a) (m)	138
24		Gas Natural SDG S.A. (m)	346
9		Gestevision Telecinco S.A. (c)	110
14		Grifols S.A. (c)	234
75		Iberdrola Renovables S.A. (m)	254
406		Iberdrola S.A. (m)	3,432
49		Iberia Lineas Aereas de Espana S.A. (a) (m)	215
21		Inditex S.A. (c)	1,781
9		Indra Sistemas S.A. (c)	180
76		Mapfre S.A. (m)	254
10		Red Electrica Corp. S.A. (m)	506
72		Repsol YPF S.A. (m)	2,006
410		Telefonica S.A.	11,083
14		Zardoya Otis S.A. (m)	226

			41,263

		Sweden — 1.6%
12		Alfa Laval AB (m)	201
11		Assa Abloy AB, Class B (m)	277
23		Atlas Copco AB, Class A (m)	484
14		Atlas Copco AB, Class B (m)	258
9		Boliden AB (m)	148
8		Electrolux AB, Series B (m)	202
7		Getinge AB, Class B (m)	147
34		Hennes & Mauritz AB, Class B (m)	1,209
7		Hexagon AB, Class B (c)	137
2		Holmen AB, Class B (m)	54
12		Husqvarna AB, Class B (m)	82
16		Investor AB, Class B (m)	326
7		Kinnevik Investment AB, Class B (m)	150
—	(h)	Loomis AB, Class B (m)	4
2		Modern Times Group AB, Class B (m)	125
1		Niscayah Group AB (m)	1
112		Nordea Bank AB (m)	1,231
5		Ratos AB, Class B (m)	163
35		Sandvik AB (m)	524
11		Scania AB, Class B (m)	235
9		Securitas AB, Class B (m)	98
49		Skandinaviska Enskilda Banken AB, Class A (m)	377
14		Skanska AB, Class B (m)	263
13		SKF AB, Class B (m)	348
5		SSAB AB, Class A (m)	73

SHARES		SECURITY DESCRIPTION	VALUE($)

		Sweden — Continued
4		SSAB AB, Class B (m)	47
20		Svenska Cellulosa AB, Class B (m)	305
17		Svenska Handelsbanken AB, Class A (m)	556
24		Swedbank AB, Class A (a) (m)	340
7		Swedish Match AB (m)	194
9		Tele2 AB, Class B (m)	192
104		Telefonaktiebolaget LM Ericsson, Class B (m)	1,148
69		TeliaSonera AB (m)	579
38		Volvo AB, Class B (a) (m)	508

			10,986

		Switzerland — 2.1%
35		ABB Ltd. (a) (m)	720
2		Actelion Ltd. (a) (m)	88
2		Adecco S.A. (m)	115
1		Aryzta AG (m)	50
—	(h)	Aryzta AG (m)	8
1		Baloise Holding AG (m)	76
8		Cie Financiere Richemont S.A., Class A (m)	414
18		Credit Suisse Group AG (m)	735
4		GAM Holding AG (a) (m)	55
1		Geberit AG (m)	122
—	(h)	Givaudan S.A. (m)	135
4		Holcim Ltd. (m)	240
3		Julius Baer Group Ltd. (m)	141
1		Kuehne & Nagel International AG (m)	77
—	(h)	Lindt & Spruengli AG (m)	29
3		Logitech International S.A. (a) (c)	57
1		Lonza Group AG (m)	64
53		Nestle S.A. (m)	2,885
2		Nobel Biocare Holding AG (c)	33
32		Novartis AG (m)	1,849
1		Pargesa Holding S.A. (m)	58
11		Roche Holding AG (m)	1,623
—	(h)	Schindler Holding AG (m)	47
—	(h)	Schindler Holding AG (c)	11
—	(h)	SGS S.A. (m)	146
—	(h)	Sika AG (m)	71
—	(h)	Sonova Holding AG (c)	50
42		STMicroelectronics N.V. (m)	369
—	(h)	Straumann Holding AG (m)	48
—	(h)	Sulzer AG (m)	2
—	(h)	Swatch Group AG (The) (m)	184
1		Swatch Group AG (The) (m)	54
—	(h)	Swiss Life Holding AG (a) (m)	61
6		Swiss Reinsurance Co., Ltd. (m)	267

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — Continued
—	(h)	Swisscom AG (m)	58
2		Syngenta AG (m)	421
57		UBS AG (a) (m)	973
50		Xstrata plc (m)	965
2		Zurich Financial Services AG (m)	572

			13,873

		Taiwan — 0.7%
34		Asustek Computer, Inc. (m)	276
168		Cathay Financial Holding Co., Ltd. (m)	256
61		Chimei Innolux Corp. (a) (m)	82
394		China Steel Corp. (m)	399
183		Far Eastern New Century Corp. (m)	263
205		Hon Hai Precision Industry Co., Ltd. (m)	777
29		MediaTek, Inc. (m)	366
43		Nan Ya Plastics Corp. (m)	96
105		Pegatron Corp. (a) (m)	142
173		Quanta Computer, Inc. (m)	318
703		Taishin Financial Holding Co., Ltd. (a) (m)	308
133		Taiwan Mobile Co., Ltd. (m)	297
491		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,011
234		United Microelectronics Corp. (m)	112

			4,703

		Thailand — 0.7%
90		Advanced Info Service PCL (m)	271
136		Bangkok Bank PCL (m)	702
15		Banpu PCL (m)	378
30		Electricity Generating PCL (m)	98
183		Kasikornbank PCL (m)	769
284		Krung Thai Bank PCL (m)	160
75		PTT Aromatics & Refining PCL (m)	75
18		PTT Chemical PCL (m)	86
113		PTT Exploration & Production PCL (m)	647
65		PTT PCL (m)	651
60		Siam Cement PCL (m)	661
115		Siam Commercial Bank PCL (m)	395
25		Thai Oil PCL (m)	44

			4,937

		Turkey — 0.9%
150		Akbank TAS (m)	928
64		Aksigorta A.S. (m)	99
32		Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	511
106		Eregli Demir ve Celik Fabrikalari TAS (a) (m)	391
31		Haci Omer Sabanci Holding A.S. (m)	166

SHARES		SECURITY DESCRIPTION	VALUE($)

		Turkey — Continued
19		Tupras Turkiye Petrol Rafinerileri A.S. (m)	494
77		Turkcell Iletisim Hizmet A.S. (m)	549
244		Turkiye Garanti Bankasi A.S. (m)	1,474
172		Turkiye Is Bankasi, Class C (m)	763
89		Yapi ve Kredi Bankasi A.S. (a) (m)	336

			5,711

		United Kingdom — 7.4%
24		3i Group plc (m)	115
5		Admiral Group plc (m)	129
6		Aggreko plc (m)	162
8		AMEC plc (m)	143
32		Anglo American plc (m)	1,486
10		Antofagasta plc (m)	206
33		ARM Holdings plc (m)	195
9		Associated British Foods plc (m)	148
35		AstraZeneca plc (m)	1,762
5		Autonomy Corp. plc (a) (m)	125
70		Aviva plc (m)	444
9		Babcock International Group plc (m)	84
81		BAE Systems plc (m)	445
17		Balfour Beatty plc (m)	75
278		Barclays plc (m)	1,221
82		BG Group plc (m)	1,597
53		BHP Billiton plc (m)	1,892
456		BP plc (m)	3,101
14		British Airways plc (a) (c)	60
49		British American Tobacco plc (m)	1,854
21		British Land Co. plc (m)	175
28		British Sky Broadcasting Group plc (m)	319
192		BT Group plc (m)	473
8		Bunzl plc (m)	96
11		Burberry Group plc (m)	175
64		Cable & Wireless Worldwide plc (m)	72
35		Cairn Energy plc (a) (m)	214
15		Capita Group plc (The) (m)	189
12		Capital Shopping Centres Group plc (m)	71
4		Carnival plc (m)	187
123		Centrica plc (m)	653
28		Cobham plc (m)	105
47		Compass Group plc (m)	384
61		Diageo plc (m)	1,120
—	(h)	Drax Group plc (m)	—	(h)
6		Eurasian Natural Resources Corp. plc (m)	89
12		Firstgroup plc (m)	78
35		G4S plc (m)	146

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United Kingdom — Continued
126		GlaxoSmithKline plc (m)	2,465
17		Hammerson plc (m)	117
22		Home Retail Group plc (m)	76
428		HSBC Holdings plc (m)	4,455
14		ICAP plc (m)	101
—	(h)	IMI plc (m)	—	(h)
24		Imperial Tobacco Group plc (m)	784
11		Inmarsat plc (m)	113
7		Intercontinental Hotels Group plc (m)	139
38		International Power plc (m)	252
4		Intertek Group plc (m)	118
20		Invensys plc (m)	92
12		Investec plc (m)	96
91		ITV plc (a) (m)	100
30		J Sainsbury plc (m)	186
5		Johnson Matthey plc (m)	163
5		Kazakhmys plc (m)	111
58		Kingfisher plc (m)	222
19		Land Securities Group plc (m)	204
145		Legal & General Group plc (m)	233
989		Lloyds Banking Group plc (a) (m)	1,087
4		London Stock Exchange Group plc (m)	44
4		Lonmin plc (a) (m)	113
42		Man Group plc (m)	177
39		Marks & Spencer Group plc (m)	268
—	(h)	Meggitt plc (m)	—	(h)
83		National Grid plc (m)	785
5		Next plc (m)	171
134		Old Mutual plc (m)	280
19		Pearson plc (m)	284
6		Petrofac Ltd. (m)	150
63		Prudential plc (m)	639
2		Randgold Resources Ltd. (m)	209
15		Reckitt Benckiser Group plc (m)	827
30		Reed Elsevier plc (m)	258
36		Resolution Ltd. (m)	152
22		Rexam plc (m)	111
35		Rio Tinto plc (m)	2,283
46		Rolls-Royce Group plc (a) (m)	475
2,934		Rolls-Royce Group plc, Class C (a) (f) (i) (m)	5
432		Royal Bank of Scotland Group plc (a) (m)	309
85		RSA Insurance Group plc (m)	178
23		SABMiller plc (m)	738
32		Sage Group plc (The) (m)	140
3		Schroders plc (m)	70

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — Continued
21		Scottish & Southern Energy plc (m)	394
18		Segro plc (m)	86
12		Serco Group plc (m)	120
6		Severn Trent plc (m)	132
22		Smith & Nephew plc (m)	193
10		Smiths Group plc (m)	184
51		Standard Chartered plc (m)	1,471
57		Standard Life plc (m)	207
195		Tesco plc (m)	1,335
21		Thomas Cook Group plc (m)	62
14		TUI Travel plc (m)	47
22		Tullow Oil plc (m)	421
31		Unilever plc (m)	893
17		United Utilities Group plc (m)	166
3		Vedanta Resources plc (m)	100
1,283		Vodafone Group plc (m)	3,509
4		Whitbread plc (c)	118
—	(h)	William Hill plc (m)	1
52		Wm Morrison Supermarkets plc (m)	247
7		Wolseley plc (a) (m)	187

			49,443

		United States — 0.0% (g)
1		Synthes, Inc. (m)	117

		Total Common Stocks (Cost $369,269)	636,971

Investment Companies — 2.0%
		United States — 2.0%
210		iShares MSCI EAFE Index Fund	11,972
13		iShares MSCI Germany Index Fund (m)	307
22		iShares MSCI Pacific ex-Japan Index Fund (m)	989

		Total Investment Companies (Cost $13,043)	13,268

Preferred Stocks — 1.5%
		Brazil — 0.7%
30		Banco Bradesco S.A. (m)	618
2		Cia de Bebidas das Americas (m)	223
6		Cia Energetica de Minas Gerais (m)	99
80		Itau Unibanco Holding S.A. (m)	1,932
40		Petroleo Brasileiro S.A. (m)	613
31		Vale S.A., Class A (m)	867

			4,352

		Germany — 0.8%
5		Bayerische Motoren Werke AG (c)	266
8		Fresenius SE (m)	754

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	Germany — Continued
19	Henkel AG & Co. KGaA (m)	1,096
9	Porsche Automobil Holding SE (c)	468
4	RWE AG (c)	275
18	Volkswagen AG (m)	2,682

		5,541

	Total Preferred Stocks (Cost $3,508)	9,893

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	France — 0.0% (g)
2	Fonciere Des Regions, expiring 12/31/10 (a) (m)	3

	Hong Kong — 0.0% (g)
6	Henderson Land Development Co., Ltd., expiring 06/01/11 (a) (m)	2

	Italy — 0.0% (g)
130	Unione di Banche Italiane ScPA, expiring 06/30/11 (a) (m)	2

	Total Warrants (Cost $—)	7

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
425	Banco Santander S.A., expiring 10/29/10 (a) (m) (Cost $—)	70

SHARES
Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
156	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $156)	156

Investment of Cash Collateral for Securities on Loan —2.9%
	Investment Company — 2.9%
19,145	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $19,145)	19,145

	Total Investments — 102.1% (Cost $405,121)	679,510
	Liabilities in Excess of Other Assets — (2.1)%	(13,893)

	NET ASSETS — 100.0%	$665,617

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.0%
Oil, Gas & Consumable Fuels	7.1
Diversified Telecommunication Services	5.3
Pharmaceuticals	5.1
Electric Utilities	4.6
Insurance	4.5
Metals & Mining	4.4
Automobiles	4.2
Chemicals	4.1
Industrial Conglomerates	2.4
Beverages	2.3
Food Products	2.1
Food & Staples Retailing	2.1
Wireless Telecommunication Services	2.0
Mutual Funds	2.0
Machinery	2.0
Media	1.5
Multi-Utilities	1.5
Capital Markets	1.4
Diversified Financial Services	1.4
Real Estate Management & Development	1.3
Electrical Equipment	1.2
Textiles, Apparel & Luxury Goods	1.1
Construction Materials	1.1
Software	1.1
Electronic Equipment, Instruments & Components	1.0
Energy Equipment & Services	1.0
Others (each less than 1.0%)	17.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	TOPIX Index	12/09/10	$1,202	$(23)
85	Dow Jones Euro STOXX 50 Index	12/17/10	3,358	70
11	FTSE 100 Index	12/17/10	998	21

				$68

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.2%
	Australia — 2.2%
103	Macquarie Group Ltd. (m)	3,672
202	QBE Insurance Group Ltd.	3,393

		7,065

	Austria — 1.0%
47	Erste Group Bank AG (m)	2,144
45	Intercell AG (a) (c)	1,100

		3,244

	Belgium — 0.9%
64	KBC Groep N.V. (a)	2,807

	Canada — 1.6%
28	First Quantum Minerals Ltd. (c)	2,417
146	Kinross Gold Corp. (m)	2,635

		5,052

	China — 1.3%
1,443	China Merchants Bank Co., Ltd., Class H (m)	4,111

	Finland — 0.7%
186	Nokia OYJ (m)	1,996
133	Ruukki Group OYJ (a)	332

		2,328

	France — 10.8%
42	Atos Origin S.A. (a) (m)	1,928
66	BNP Paribas (m)	4,827
35	Compagnie Generale des Etablissements Michelin, Class B (c)	2,798
118	GDF Suez (m)	4,710
34	Pernod-Ricard S.A. (m)	2,997
21	PPR (m)	3,492
76	Sanofi-Aventis S.A. (m)	5,325
33	Schneider Electric S.A. (m)	4,750
54	Sodexo (m)	3,520

		34,347

	Germany — 6.3%
65	Bayer AG (m)	4,813
68	Daimler AG (a) (m)	4,469
70	Lanxess AG (m)	4,877
52	Siemens AG (m)	5,957

		20,116

	Hong Kong — 4.7%
1,152	China Overseas Land & Investment Ltd. (m)	2,428
970	China Resources Land Ltd. (m)	1,917
383	Hang Lung Properties Ltd. (m)	1,879
1,350	Huabao International Holdings Ltd. (m)	2,041

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
344	Hutchison Whampoa Ltd. (m)	3,397
202	Sun Hung Kai Properties Ltd. (m)	3,475

		15,137

	India — 0.9%
42	Infosys Technologies Ltd., ADR (m)	2,818

	Indonesia — 1.0%
3,688	Perusahaan Gas Negara PT (m)	1,677
1,529	Telekomunikasi Indonesia Tbk PT (m)	1,552

		3,229

	Ireland — 1.7%
248	Experian plc (m)	2,882
107	Shire plc (m)	2,507

		5,389

	Israel — 0.6%
35	Teva Pharmaceutical Industries Ltd., ADR (m)	1,822

	Italy — 1.2%
687	Snam Rete Gas S.p.A. (m)	3,722

	Japan — 17.4%
67	Daikin Industries Ltd. (m)	2,331
41	East Japan Railway Co. (m)	2,526
110	FUJIFILM Holdings Corp. (m)	3,683
354	Fujitsu Ltd. (m)	2,415
1	Japan Tobacco, Inc. (m)	3,010
589	JX Holdings, Inc. (m)	3,473
235	Kubota Corp. (m)	2,084
577	Marubeni Corp. (m)	3,625
561	Mitsubishi Electric Corp. (m)	5,258
260	Mitsui & Co., Ltd. (m)	4,091
10	Nintendo Co., Ltd. (m)	2,505
365	Nippon Express Co., Ltd. (m)	1,450
933	Nippon Sheet Glass Co., Ltd. (m)	2,047
628	Nissan Motor Co., Ltd. (m)	5,516
180	Ricoh Co., Ltd. (m)	2,518
130	Shiseido Co., Ltd. (m)	2,718
101	Sumco Corp. (a) (c)	1,566
93	Sumitomo Mitsui Financial Group, Inc. (m)	2,767
269	Takashimaya Co., Ltd. (m)	2,025

		55,608

	Luxembourg — 1.4%
138	ArcelorMittal (m)	4,455

	Netherlands — 9.0%
70	ASML Holding N.V. (m)	2,306
386	ING Groep N.V. (a) (m)	4,125

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — Continued
	Netherlands — Continued
163	Koninklijke KPN N.V. (m)	2,717
154	Koninklijke Philips Electronics N.V. (m)	4,693
309	Royal Dutch Shell plc, Class A	10,007
168	Unilever N.V. CVA (m)	4,989

		28,837

	Norway — 1.0%
237	DnB NOR ASA (m)	3,260

	Singapore — 0.7%
882	Singapore Telecommunications Ltd. (m)	2,113

	South Korea — 0.8%
27	LG Electronics, Inc. (m)	2,392

	Spain — 3.1%
231	Banco Bilbao Vizcaya Argentaria S.A. (m)	3,038
254	Telefonica S.A.	6,864

		9,902

	Switzerland — 2.4%
96	Credit Suisse Group AG (m)	3,969
15	Zurich Financial Services AG (m)	3,749

		7,718

	Taiwan — 2.0%
388	Hon Hai Precision Industry Co., Ltd., GDR (m)	2,967
307	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	3,345

		6,312

	United Kingdom — 22.5%
722	Barclays plc (m)	3,175
211	BG Group plc (m)	4,109
110	BHP Billiton plc (m)	3,889
530	BP plc (m)	3,603
125	British American Tobacco plc (m)	4,752
1,110	BT Group plc (m)	2,738
985	Cable & Wireless Worldwide plc (m)	1,108
236	Cairn Energy plc (a) (m)	1,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
880	Centrica plc (m)	4,685
193	Cookson Group plc (a) (m)	1,596
252	GlaxoSmithKline plc (m)	4,926
516	HSBC Holdings plc (m)	5,368
209	Intercontinental Hotels Group plc (m)	4,038
277	International Power plc (m)	1,851
3,433	Lloyds Banking Group plc (a) (m)	3,773
687	Man Group plc (m)	2,873
316	National Grid plc (m)	2,986
446	Premier Farnell plc (m)	1,941
72	Reckitt Benckiser Group plc (m)	4,023
99	Tullow Oil plc (m)	1,889
2,535	Vodafone Group plc (m)	6,930

		71,712

	Total Common Stocks (Cost $267,823)	303,496

Preferred Stock — 1.5%
	Germany — 1.5%
31	Volkswagen AG (m) (Cost $2,830)	4,603

Short-Term Investment — 2.5%
	Investment Company — 2.5%
8,106	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $8,106)	8,106

Investment of Cash Collateral for Securities on Loan — 1.4%
	Investment Company — 1.4%
4,447	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $4,447)	4,447

	Total Investments — 100.6% (Cost $283,206)	320,652
	Liabilities in Excess of Other Assets — (0.6)%	(1,926)

	NET ASSETS — 100.0%	$318,726

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	11.2%
Oil, Gas & Consumable Fuels	7.8
Pharmaceuticals	6.1
Diversified Telecommunication Services	5.4
Industrial Conglomerates	5.1
Automobiles	4.6
Metals & Mining	4.2
Multi-Utilities	3.9
Capital Markets	3.3
Electrical Equipment	3.2
Real Estate Management & Development	3.1
Electronic Equipment, Instruments & Components	2.7
Tobacco	2.5
Trading Companies & Distributors	2.4
Hotels, Restaurants & Leisure	2.4

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	2.3%
Insurance	2.3
Wireless Telecommunication Services	2.2
Chemicals	2.2
Multiline Retail	1.7
Gas Utilities	1.7
Food Products	1.6
IT Services	1.5
Building Products	1.4
Diversified Financial Services	1.3
Household Products	1.3
Road & Rail	1.3
Short-Term Investment	2.6
Others (each less than 1.0%)	8.7

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	TOPIX Index	12/09/10	$1,202	$(56)
52	Dow Jones Euro STOXX 50 Index	12/17/10	2,055	49
18	FTSE 100 Index	12/17/10	1,633	1

				$(6)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
108,003,915 1,335,877	JPY for CAD	Westpac Banking Corp.	11/10/10	$1,309	#	$1,342	#	$33
4,892,789	AUD	Credit Suisse International	11/10/10	4,567		4,788		221
1,829,391	AUD	HSBC Bank, N.A.	11/10/10	1,694		1,790		96
15,689,074	AUD	Westpac Banking Corp.	11/10/10	14,275		15,354		1,079
5,721,717	CHF	Royal Bank of Scotland	11/10/10	5,673		5,815		142
9,821,869	CHF	Union Bank of Switzerland AG	11/10/10	9,501		9,981		480
4,140,000	EUR	BNP Paribas	11/10/10	5,650		5,762		112
1,551,145	EUR	Citibank, N.A.	11/10/10	2,091		2,159		68
2,334,774	EUR	Goldman Sachs International	11/10/10	3,004		3,249		245
3,388,975	EUR	Morgan Stanley	11/10/10	4,568		4,716		148
1,722,849	EUR	Societe Generale	11/10/10	2,213		2,398		185

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,731,135	EUR	State Street Bank & Trust	11/10/10	$3,557	$3,801	$244
1,813,572	EUR	Westpac Banking Corp.	11/10/10	2,524	2,524	—	(h)
2,203,595	GBP	Merrill Lynch & Co., Inc.	11/10/10	3,460	3,531	71
1,266,195	GBP	State Street Bank & Trust	11/10/10	1,977	2,029	52
175,403,536	JPY	Barclays Bank plc	11/10/10	2,051	2,180	129
145,799,441	JPY	BNP Paribas	11/10/10	1,785	1,812	27
780,676,139	JPY	HSBC Bank, N.A.	11/10/10	9,130	9,702	572
341,836,213	JPY	Merrill Lynch & Co., Inc.	11/10/10	3,997	4,248	251
217,619,874	JPY	Westpac Banking Corp.	11/10/10	2,645	2,705	60
11,620,200	NOK	Morgan Stanley	11/10/10	1,946	1,983	37
49,625,808	SEK	Morgan Stanley	11/10/10	7,008	7,428	420
13,893,183	SEK	State Street Bank & Trust	11/10/10	1,963	2,079	116
3,291,941	SGD	HSBC Bank, N.A.	11/10/10	2,438	2,543	105
				$99,026	$103,919	$4,893

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,874,068	AUD	Westpac Banking Corp.	11/10/10	$2,610	$2,813	$(203)
2,887,392	CAD	Westpac Banking Corp.	11/10/10	2,804	2,830	(26)
16,107,931	EUR	Barclays Bank plc	11/10/10	21,556	22,418	(862)
628,963	EUR	Credit Suisse International	11/10/10	809	875	(66)
8,520,623	EUR	HSBC Bank, N.A.	11/10/10	11,002	11,858	(856)
1,751,594	EUR	Royal Bank of Scotland	11/10/10	2,286	2,438	(152)
1,189,156	EUR	Union Bank of Switzerland AG	11/10/10	1,661	1,655	6
4,899,148	GBP	HSBC Bank, N.A.	11/10/10	7,605	7,849	(244)
2,203,595	GBP	Merrill Lynch & Co., Inc.	11/10/10	3,460	3,531	(71)
2,203,595	GBP	Merrill Lynch & Co., Inc.	11/10/10	3,460	3,531	(71)
2,410,871	GBP	Royal Bank of Scotland	11/10/10	3,844	3,863	(19)
4,030,251	HKD	Barclays Bank plc	11/10/10	519	520	(1)
66,281,303	HKD	HSBC Bank, N.A.	11/10/10	8,544	8,551	(7)
12,269,669	HKD	Royal Bank of Scotland	11/10/10	1,582	1,583	(1)
593,969,340	JPY	Barclays Bank plc	11/10/10	7,080	7,382	(302)
341,836,213	JPY	Merrill Lynch & Co., Inc.	11/10/10	3,997	4,248	(251)
341,836,213	JPY	Merrill Lynch & Co., Inc.	11/10/10	3,997	4,248	(251)
107,514,171	JPY	Royal Bank of Canada	11/10/10	1,278	1,337	(59)
7,009,709	NOK	Citibank, N.A.	11/10/10	1,194	1,196	(2)
7,013,343	NOK	Royal Bank of Scotland	11/10/10	1,189	1,197	(8)
				$90,477	$93,923	$(3,446)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 94.7%
	Australia — 1.3%
1,201	QBE Insurance Group Ltd. (c)	20,202

	Austria — 0.9%
311	Erste Group Bank AG (m)	14,072

	Belgium — 1.1%
404	KBC Groep N.V. (a) (c)	17,571

	Canada — 1.2%
201	First Quantum Minerals Ltd. (c)	17,637

	China — 1.0%
5,137	China Merchants Bank Co., Ltd., Class H (m)	14,636

	Finland — 1.2%
1,532	Nokia OYJ (m)	16,454
960	Ruukki Group OYJ (a) (c)	2,391

		18,845

	France — 13.3%
382	BNP Paribas (m)	27,958
131	Compagnie Generale des Etablissements Michelin, Class B	10,451
1,013	GDF Suez (m)	40,462
81	PPR (m)	13,252
726	Rhodia S.A. (m)	20,253
535	Sanofi-Aventis S.A. (m)	37,514
139	Schneider Electric S.A. (m)	19,820
328	Societe Generale (m)	19,670
230	Sodexo (m)	14,983

		204,363

	Germany — 8.2%
222	Allianz SE (m)	27,812
377	Bayer AG (m)	28,149
254	Daimler AG (a) (m)	16,698
174	Hamburger Hafen und Logistik AG (c)	7,629
266	Lanxess AG (m)	18,495
244	Siemens AG (m)	27,810

		126,593

	Hong Kong — 2.7%
2,684	Hutchison Whampoa Ltd. (m)	26,508
896	Sun Hung Kai Properties Ltd. (m)	15,413

		41,921

	Indonesia — 0.8%
12,480	Telekomunikasi Indonesia Tbk PT (m)	12,669

	Ireland — 0.8%
1,076	Experian plc (m)	12,504

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Italy — 1.0%
2,709	Snam Rete Gas S.p.A. (m)	14,687

	Japan — 16.7%
248	Aisin Seiki Co., Ltd. (m)	7,774
226	East Japan Railway Co. (m)	13,925
639	FUJIFILM Holdings Corp. (m)	21,305
2,334	Fujitsu Ltd. (m)	15,921
2	Japan Tobacco, Inc. (m)	6,748
2,603	JX Holdings, Inc. (m)	15,346
2,181	Marubeni Corp. (m)	13,701
1,767	Mitsubishi Electric Corp. (m)	16,561
1,260	Mitsui & Co., Ltd. (m)	19,809
47	Nintendo Co., Ltd. (m)	12,059
2,643	Nippon Express Co., Ltd. (m)	10,501
2,437	Nippon Sheet Glass Co., Ltd. (m)	5,348
364	Nippon Telegraph & Telephone Corp. (m)	16,435
3,099	Nissan Motor Co., Ltd. (m)	27,239
1,183	Ricoh Co., Ltd. (m)	16,548
508	Shiseido Co., Ltd. (m)	10,595
883	Sumitomo Mitsui Financial Group, Inc. (m)	26,359

		256,174

	Luxembourg — 0.8%
379	ArcelorMittal (m)	12,267

	Netherlands — 9.5%
2,442	ING Groep N.V. CVA (a) (m)	26,131
1,149	Koninklijke KPN N.V. (m)	19,196
537	Koninklijke Philips Electronics N.V. (m)	16,371
1,991	Royal Dutch Shell plc, Class A (m)	64,611
648	Unilever N.V. CVA (m)	19,233

		145,542

	Norway — 2.4%
1,516	DnB NOR ASA (m)	20,824
1,578	Orkla ASA (m)	15,290

		36,114

	Portugal — 1.1%
4,597	Energias de Portugal S.A. (m)	17,587

	Singapore — 0.9%
5,777	Singapore Telecommunications Ltd. (m)	13,842

	South Africa — 0.8%
2,446	African Bank Investments Ltd. (m)	12,534

	South Korea — 0.9%
154	LG Electronics, Inc. (m)	13,535

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Spain — 4.1%
1,546	Banco Bilbao Vizcaya Argentaria S.A. (m)	20,373
1,569	Telefonica S.A. (c)	42,395

		62,768

	Switzerland — 2.4%
767	UBS AG (a) (m)	13,024
97	Zurich Financial Services AG (m)	23,667

		36,691

	Taiwan — 0.9%
3,486	Hon Hai Precision Industry Co., Ltd. (m)	13,183

	United Kingdom — 20.7%
2,373	Barclays plc (m)	10,429
4,904	BP plc (m)	33,336
6,396	BT Group plc (m)	15,770
1,177	Cairn Energy plc (a) (m)	7,276
4,134	Centrica plc (m)	21,998
1,282	Cookson Group plc (a) (m)	10,582
3,753	GKN plc (m)	10,664
942	GlaxoSmithKline plc (m)	18,396
4,740	HSBC Holdings plc (m)	49,331
845	Intercontinental Hotels Group plc (m)	16,316
13,339	Lloyds Banking Group plc (a) (m)	14,661
2,457	Man Group plc (m)	10,271
2,553	National Grid plc (m)	24,141
395	Petropavlovsk plc (m)	6,128
1,472	Prudential plc (m)	14,883
412	Tullow Oil plc (m)	7,822
16,578	Vodafone Group plc (m)	45,318

		317,322

	Total Common Stocks (Cost $1,210,948)	1,453,259

Preferred Stock — 1.6%
	Germany — 1.6%
168	Volkswagen AG (m) (Cost $15,441)	25,221

Short-Term Investment — 2.6%
	Investment Company — 2.6%
39,408	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $39,408)	39,408

SHARES	SECURITY DESCRIPTION	VALUE ($)

Investment of Cash Collateral for Securities on Loan — 2.4%
	Investment Company — 2.4%
37,337	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $37,337)	37,337

	Total Investments — 101.3% (Cost $1,303,134 )	1,555,225
	Liabilities in Excess of Other Assets — (1.3)%	(20,591)

	NET ASSETS — 100.0%	$1,534,634

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.5%
Oil, Gas & Consumable Fuels	8.5
Diversified Telecommunication Services	7.9
Industrial Conglomerates	6.5
Multi-Utilities	5.7
Insurance	5.7
Pharmaceuticals	5.5
Automobiles	4.6
Wireless Telecommunication Services	3.0
Chemicals	2.6
Diversified Financial Services	2.5
Electrical Equipment	2.4
Metals & Mining	2.4
Electronic Equipment, Instruments & Components	2.3
Trading Companies & Distributors	2.2
Hotels, Restaurants & Leisure	2.1
Auto Components	1.9
Road & Rail	1.6
Capital Markets	1.5
Food Products	1.3
Electric Utilities	1.2
Office Electronics	1.1
Communications Equipment	1.1
Computers & Peripherals	1.0
Real Estate Management & Development	1.0
Gas Utilities	1.0
Short-Term Investment	2.6
Others (each less than 1.0%)	5.3

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
82	TOPIX Index	12/09/10	$8,213	$(170)
322	Dow Jones Euro STOXX 50 Index	12/17/10	12,723	(14)
121	FTSE 100 Index	12/17/10	10,976	(84)

				$(268)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
5,352,629 5,321,584	AUD for CAD	Union Bank of Switzerland AG	11/24/10	$5,216	#	$5,230	#	$14
7,608,226 5,398,248	AUD for EUR	Citibank, N.A.	11/24/10	7,511	#	7,433	#	(78)
3,373,137 3,862,478	GBP for EUR	Morgan Stanley	11/24/10	5,374	#	5,404	#	30
309,768,544 2,756,588	JPY for EUR	Morgan Stanley	11/24/10	3,836	#	3,850	#	14
8,471,050 974,814,512	EUR for JPY	Deutsche Bank AG	11/24/10	12,116	#	11,787	#	(329)
9,285,267	AUD	HSBC Bank, N.A.	11/24/10	8,586		9,072		486
105,825,905	AUD	Merrill Lynch & Co., Inc.	11/24/10	94,405		103,390		8,985
4,629,149	CHF	Citibank, N.A.	11/24/10	4,511		4,705		194
7,207,461	CHF	Royal Bank of Canada	11/24/10	7,132		7,325		193
14,114,276	DKK	Goldman Sachs International	11/24/10	2,438		2,634		196
4,623,505	EUR	Credit Suisse International	11/24/10	5,937		6,434		497
20,848,013	EUR	Goldman Sachs International	11/24/10	26,823		29,010		2,187
13,775,883	EUR	Merrill Lynch & Co., Inc.	11/24/10	17,756		19,169		1,413
10,863,645	EUR	Morgan Stanley	11/24/10	14,643		15,117		474
11,185,917	EUR	TD Bank Financial Group	11/24/10	15,437		15,565		128
4,370,811	GBP	BNP Paribas	11/24/10	6,801		7,002		201
4,772,831	GBP	Morgan Stanley	11/24/10	7,369		7,647		278
499,454,171	JPY	BNP Paribas	11/24/10	6,147		6,208		61
4,631,500,055	JPY	HSBC Bank, N.A.	11/24/10	54,290		57,566		3,276
610,048,597	JPY	State Street Bank & Trust	11/24/10	7,466		7,582		116
301,337,111	SEK	HSBC Bank, N.A.	11/24/10	41,039		45,083		4,044
15,128,741	SGD	HSBC Bank, N.A.	11/24/10	11,168		11,689		521
13,143,015	TRY	Union Bank of Switzerland AG	11/24/10	9,135		9,128		(7)
				$375,136		$398,030		$22,894

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,989,127	AUD	Barclays Bank plc	11/24/10	$5,771	$5,851	$(80)
4,358,312	AUD	Credit Suisse International	11/24/10	3,831	4,258	(427)
2,272,010	AUD	Deutsche Bank AG	11/24/10	1,973	2,220	(247)
8,623,954	CAD	Goldman Sachs International	11/24/10	8,338	8,451	(113)
2,638,913	CHF	Goldman Sachs International	11/24/10	2,535	2,682	(147)
13,422,842	CHF	Morgan Stanley	11/24/10	13,232	13,643	(411)
8,849,992	EUR	Citibank, N.A.	11/24/10	11,847	12,315	(468)
22,324,807	EUR	Goldman Sachs International	11/24/10	28,707	31,065	(2,358)
8,934,794	EUR	HSBC Bank, N.A.	11/24/10	11,444	12,433	(989)
13,775,883	EUR	Merrill Lynch & Co., Inc.	11/24/10	17,756	19,169	(1,413)
4,950,616	GBP	Barclays Bank plc	11/24/10	7,666	7,931	(265)
7,298,062	GBP	Deutsche Bank AG	11/24/10	11,459	11,693	(234)
3,060,000	GBP	HSBC Bank, N.A.	11/24/10	4,779	4,902	(123)
78,671,292	GBP	Societe Generale	11/24/10	122,988	126,042	(3,054)
104,449,469	HKD	HSBC Bank, N.A.	11/24/10	13,448	13,477	(29)
473,359,904	JPY	Citibank, N.A.	11/24/10	5,611	5,883	(272)
458,290,177	JPY	Union Bank of Switzerland AG	11/24/10	5,385	5,697	(312)
20,995,529	NOK	Credit Suisse International	11/24/10	3,461	3,581	(120)
77,834,618	NOK	HSBC Bank, N.A.	11/24/10	12,562	13,275	(713)
27,783,523	NOK	Union Bank of Switzerland AG	11/24/10	4,444	4,739	(295)
2,920,951	SGD	Deutsche Bank AG	11/24/10	2,146	2,257	(111)
13,143,015	TRY	HSBC Bank, N.A.	11/24/10	8,623	9,129	(506)
				$308,006	$320,693	$(12,687)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 98.6%
	Australia — 5.3%
23	Australia & New Zealand Banking Group Ltd. (m)	556
67	BHP Billiton Ltd. (m)	2,760
53	Bradken Ltd. (m)	424
287	Fairfax Media Ltd.	407
19	Flight Centre Ltd. (m)	429
62	Iluka Resources Ltd. (a) (m)	410
70	IOOF Holdings Ltd. (m)	494
29	MacArthur Coal Ltd. (m)	341
15	Macquarie Group Ltd. (m)	518
12	Newcrest Mining Ltd. (m)	474
53	Seek Ltd. (m)	376
37	Westpac Banking Corp. (m)	831

		8,020

	Austria — 0.6%
6	Andritz AG (m)	465
11	Voestalpine AG (m)	425

		890

	Belgium — 0.9%
2	Bekaert S.A. (m)	523
8	KBC Groep N.V. (a)	362
10	Umicore (m)	454

		1,339

	Bermuda — 0.3%
13	Signet Jewelers Ltd. (a) (m)	464

	Brazil — 0.5%
31	OGX Petroleo e Gas Participacoes S.A. (a) (m)	406
12	Vale S.A., ADR (m)	377

		783

	China — 2.9%
4	Baidu, Inc., ADR (a) (m)	430
530	China Construction Bank Corp., Class H (m)	507
220	China Merchants Bank Co., Ltd., Class H (m)	626
144	China National Building Material Co., Ltd., Class H (m)	353
202	Dongfeng Motor Group Co. Ltd., Class H (m)	439
223	Guangzhou R&F Properties Co., Ltd., Class H (m)	319
28	Ping An Insurance Group Co. of China Ltd., Class H (m)	303
43	Weichai Power Co., Ltd., Class H (m)	567
252	Yangzijiang Shipbuilding Holdings Ltd. (m)	365
144	Yanzhou Coal Mining Co., Ltd., Class H (m)	417

		4,326

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Denmark — 0.9%
5	Carlsberg A/S, Class B (m)	495
10	D/S Norden (m)	390
5	Novo Nordisk A/S, Class B (m)	522

		1,407

	Finland — 1.6%
15	Fortum OYJ (m)	430
9	Metso OYJ (m)	437
63	Nokia OYJ (m)	675
24	UPM-Kymmene OYJ (m)	392
7	Wartsila OYJ (m)	498

		2,432

	France — 8.2%
8	Accor S.A. (m)	336
10	Alstom S.A. (m)	493
40	AXA S.A. (m)	725
16	BNP Paribas (m)	1,158
4	Casino Guichard Perrachon S.A. (m)	397
15	Edenred (a) (m)	317
29	France Telecom S.A. (m)	697
15	JCDecaux S.A. (a)	427
3	LVMH Moet Hennessy Louis Vuitton S.A. (m)	521
5	Pernod-Ricard S.A. (m)	453
3	PPR (m)	571
21	Rhodia S.A. (m)	586
23	Sanofi-Aventis S.A. (m)	1,646
4	Schneider Electric S.A. (m)	638
14	Societe Generale (m)	855
5	Technip S.A. (m)	381
33	Total S.A.	1,815
7	Valeo S.A. (a)	361

		12,377

	Germany — 7.3%
13	Aixtron AG (m)	420
4	Allianz SE (m)	541
10	BASF SE (m)	755
15	Bayer AG (m)	1,083
7	Bayerische Motoren Werke AG (m)	523
5	Continental AG (a) (m)	469
11	Daimler AG (a) (m)	724
19	Deutsche Lufthansa AG (a) (m)	400
21	Deutsche Post AG (m)	393
38	Deutsche Telekom AG (m)	555
26	E.ON AG (m)	804
8	Hannover Rueckversicherung AG (m)	391

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Germany — Continued
53	Infineon Technologies AG (a) (m)	417
7	Lanxess AG (m)	513
3	Linde AG (m)	488
7	MTU Aero Engines Holding AG (m)	429
10	SAP AG (m)	524
11	Siemens AG (m)	1,204
16	Symrise AG (m)	487

		11,120

	Hong Kong — 3.9%
836	Bosideng International Holdings, Ltd. (m)	423
148	Cathay Pacific Airways Ltd. (m)	399
37	China Mobile Ltd. (m)	378
217	CNOOC Ltd. (m)	453
97	Hang Lung Properties Ltd. (m)	476
47	Hutchison Whampoa Ltd. (m)	464
18	Jardine Strategic Holdings Ltd. (m)	472
77	Kingboard Chemical Holdings Ltd. (m)	375
53	Orient Overseas International Ltd. (m)	461
503	Pacific Basin Shipping Ltd. (m)	367
25	Sun Hung Kai Properties Ltd. (m)	430
30	Swire Pacific Ltd., Class A (m)	427
202	United Laboratories International Holdings Ltd. (The) (m)	384
68	Wharf Holdings Ltd. (m)	448

		5,957

	India — 0.8%
8	ICICI Bank Ltd., ADR (m)	404
14	Tata Motors Ltd., ADR (m)	381
55	Yes Bank Ltd. (m)	444

		1,229

	Indonesia — 0.5%
58	Astra International Tbk PT (m)	371
361	Bank Rakyat Indonesia Persero Tbk PT (m)	462

		833

	Ireland — 0.7%
22	Shire plc (m)	506
47	WPP plc (m)	546

		1,052

	Israel — 0.3%
8	Teva Pharmaceutical Industries Ltd., ADR (m)	427

	Italy — 2.1%
31	Banca Generali S.p.A. (m)	396
17	Danieli & C Officine Meccaniche S.p.A. (m)	439

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Italy — Continued
90		Enel S.p.A. (m)	512
32		Indesit Co. S.p.A. (m)	398
143		Intesa Sanpaolo S.p.A. (m)	501
76		Snam Rete Gas S.p.A. (m)	410
408		Telecom Italia S.p.A. (m)	501

			3,157

		Japan — 17.2%
32		Aeon Co., Ltd. (m)	380
14		Aisin Seiki Co., Ltd. (m)	423
19		Aoyama Trading Co., Ltd. (m)	308
48		Asahi Glass Co., Ltd. (m)	460
35		Brother Industries Ltd. (m)	445
14		Canon, Inc. (m)	640
—	(h)	Central Japan Railway Co. (m)	439
32		Century Tokyo Leasing Corp. (m)	459
72		Chiba Bank Ltd. (The) (m)	444
10		Daikin Industries Ltd. (m)	362
8		Daito Trust Construction Co., Ltd. (m)	478
10		Don Quijote Co., Ltd. (m)	271
10		FamilyMart Co., Ltd. (m)	365
18		FCC Co., Ltd. (m)	377
90		Fukuoka Financial Group, Inc. (m)	349
67		Fukuyama Transporting Co., Ltd. (m)	332
81		Hino Motors Ltd. (m)	350
20		Hitachi Chemical Co., Ltd. (m)	367
100		Hitachi Ltd. (m)	452
25		Hitachi Transport System Ltd. (m)	389
32		Honda Motor Co., Ltd. (m)	1,157
129		Isuzu Motors Ltd. (m)	495
57		ITOCHU Corp. (m)	497
91		JX Holdings, Inc. (m)	538
41		Kansai Paint Co., Ltd.	382
20		Komatsu Ltd. (m)	479
52		Kubota Corp. (m)	461
5		Kyocera Corp. (m)	468
95		Marubeni Corp. (m)	597
30		Mitsubishi Corp. (m)	709
61		Mitsubishi Electric Corp. (m)	572
202		Mitsubishi UFJ Financial Group, Inc. (m)	935
30		Mitsui & Co., Ltd. (m)	472
64		Mitsui OSK Lines Ltd. (m)	409
9		Murata Manufacturing Co., Ltd. (m)	517
26		NGK Spark Plug Co., Ltd. (m)	362
35		NHK Spring Co., Ltd. (m)	297
16		Nihon Kohden Corp. (m)	295

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Japan — Continued
37	Nippon Electric Glass Co., Ltd. (m)	476
67	Nippon Paint Co. Ltd. (m)	495
14	Nippon Telegraph & Telephone Corp. (m)	645
79	Nissan Motor Co., Ltd. (m)	693
3	Nitori Holdings Co., Ltd. (m)	295
20	Omron Corp. (m)	468
6	ORIX Corp. (m)	584
1	Rakuten, Inc. (m)	484
6	Rohm Co., Ltd. (m)	355
4	Shimamura Co., Ltd. (m)	412
3	SMC Corp. (m)	504
15	Sony Corp. (m)	507
47	Sumitomo Corp. (m)	590
39	Sumitomo Electric Industries Ltd. (m)	495
14	Sumitomo Mitsui Financial Group, Inc. (m)	421
101	Sumitomo Trust & Banking Co., Ltd. (The) (m)	551
7	Yamada Denki Co., Ltd. (m)	428

		26,135

	Macau — 0.6%
187	Sands China Ltd. (a) (m)	407
196	Wynn Macau Ltd. (a) (m)	434

		841

	Mexico — 0.3%
60	Banco Compartamos S.A. de C.V. (m)	422

	Netherlands — 4.5%
51	Aegon N.V. (a) (m)	321
16	ASML Holding N.V. (m)	546
96	ING Groep N.V. (a) (m)	1,028
27	Koninklijke Ahold N.V. (m)	377
31	Koninklijke KPN N.V. (m)	512
17	Koninklijke Philips Electronics N.V. (m)	518
6	Nutreco N.V. (m)	469
97	Royal Dutch Shell plc, Class B (m)	3,109

		6,880

	Norway — 0.9%
35	DnB NOR ASA (m)	486
28	Telenor ASA (m)	449
9	Yara International ASA (m)	449

		1,384

	Singapore — 0.5%
220	Genting Singapore plc (a)	370
36	Singapore Airlines Ltd. (m)	442

		812

SHARES		SECURITY DESCRIPTION	VALUE ($)

		South Korea — 0.8%
2		Honam Petrochemical Corp. (m)	443
3		Hyundai Motor Co. (m)	462
1		Samsung Electronics Co., Ltd. (m)	363

			1,268

		Spain — 3.0%
100		Banco Santander S.A. (m)	1,279
56		Iberdrola S.A. (m)	472
6		Inditex S.A.	489
71		Telefonica S.A.	1,923
12		Viscofan S.A. (m)	404

			4,567

		Sweden — 1.5%
24		Atlas Copco AB, Class A (m)	511
13		SKF AB, Class B (m)	337
15		Svenska Handelsbanken AB, Class A (m)	484
20		Tele2 AB, Class B (m)	441
33		Volvo AB, Class B (a) (m)	452

			2,225

		Switzerland — 9.1%
32		ABB Ltd. (a) (m)	663
11		Cie Financiere Richemont S.A., Class A (m)	539
26		Credit Suisse Group AG (m)	1,085
82		Ferrexpo plc (m)	426
30		GAM Holding AG (a) (m)	469
73		Informa plc (m)	512
55		Nestle S.A. (m)	3,039
38		Novartis AG (m)	2,207
—	(h)	Sika AG (m)	397
4		Sulzer AG (m)	493
2		Swatch Group AG (The) (m)	589
84		UBS AG (a) (m)	1,425
48		Xstrata plc (m)	928
4		Zurich Financial Services AG (m)	968

			13,740

		Taiwan — 0.8%
48		Hon Hai Precision Industry Co., Ltd., GDR (m)	368
16		HTC Corp. (m)	363
45		Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	487

			1,218

		United Kingdom — 22.6%
25		Acergy S.A. (m)	505
19		Aggreko plc (m)	485

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	United Kingdom — Continued
69	ARM Holdings plc (m)	406
90	Ashmore Group plc (m)	555
19	AstraZeneca plc (m)	954
83	Aviva plc (m)	532
237	Barclays plc (m)	1,040
54	BG Group plc (m)	1,046
223	BP plc (m)	1,517
22	British American Tobacco plc (m)	841
8	Britvic plc (m)	61
30	Burberry Group plc (m)	495
52	Cairn Energy plc (a) (m)	320
11	Carnival plc (m)	492
103	Centrica plc (m)	548
51	Cookson Group plc (a) (m)	424
203	EnQuest plc (a) (m)	420
215	Enterprise Inns plc (a) (m)	393
158	GKN plc (m)	449
63	GlaxoSmithKline plc (m)	1,222
199	HSBC Holdings plc (m)	2,068
71	ICAP plc (m)	522
29	IMI plc (m)	361
80	Inchcape plc (a) (m)	447
23	Intercontinental Hotels Group plc (m)	444
65	Intermediate Capital Group plc (m)	338
99	International Personal Finance plc (m)	493
78	International Power plc (m)	520
61	Investec plc (m)	484
384	ITV plc (a) (m)	420
71	J Sainsbury plc (m)	441
24	Kazakhmys plc (m)	501
77	Kingfisher plc (m)	294
232	Legal & General Group plc (m)	373
743	Lloyds Banking Group plc (a) (m)	817
92	Man Group plc (m)	385
65	Michael Page International plc (m)	487
14	Next plc (m)	504
20	Petrofac Ltd. (m)	474
32	Petropavlovsk plc (m)	502
99	Premier Farnell plc (m)	431
52	Prudential plc (m)	524
65	PZ Cussons plc (m)	420
11	Renishaw plc (m)	212
36	Rio Tinto plc (m)	2,319

SHARES		SECURITY DESCRIPTION	VALUE ($)

		United Kingdom — Continued
699		Royal Bank of Scotland Group plc (a) (m)	500
15		SABMiller plc (m)	478
43		Standard Chartered plc (m)	1,241
93		Tesco plc (m)	634
35		Travis Perkins plc (m)	468
957		Vodafone Group plc (m)	2,617
17		Weir Group plc (The) (m)	435
14		Whitbread plc	392

			34,251

		Total Common Stocks (Cost $112,556)	149,556

Preferred Stocks — 1.4%
		Brazil — 0.6%
4		Cia de Bebidas das Americas, ADR (m)	545
16		Itau Unibanco Holding S.A., ADR	381

			926

		Germany — 0.8%
7		Henkel AG & Co. KGaA (m)	405
5		Volkswagen AG (m)	788

			1,193

		Total Preferred Stocks (Cost $1,718)	2,119

NUMBER OF RIGHTS
Rights — 0.0% (g)
		United Kingdom — 0.0% (g)
6		Standard Chartered plc, expiring 11/05/10 (a) (m) (Cost $—)	48

SHARES
Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $—(h))	—	(h)

		Total Investments — 100.0% (Cost $114,274)	151,723
		Liabilities in Excess of Other Assets — 0.0% (g)	(32)

		NET ASSETS — 100.0%	$151,691

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.7%
Oil, Gas & Consumable Fuels	6.6
Metals & Mining	6.2
Pharmaceuticals	5.9
Machinery	5.2
Capital Markets	4.4
Chemicals	3.8
Diversified Telecommunication Services	3.8
Automobiles	3.7
Insurance	3.1
Food Products	2.6
Electronic Equipment, Instruments & Components	2.5
Hotels, Restaurants & Leisure	2.4
Electrical Equipment	2.2
Trading Companies & Distributors	2.2

INDUSTRY	PERCENTAGE
Industrial Conglomerates	2.0%
Wireless Telecommunication Services	2.0
Semiconductors & Semiconductor Equipment	2.0
Auto Components	1.8
Specialty Retail	1.8
Food & Staples Retailing	1.7
Real Estate Management & Development	1.7
Textiles, Apparel & Luxury Goods	1.7
Media	1.5
Electric Utilities	1.5
Beverages	1.3
Marine	1.1
Consumer Finance	1.0
Diversified Financial Services	1.0
Others (each less than 1.0%)	11.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— New Turkish Lira
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	International Equity Index	$5	—	%(g)

	In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2.A are as follows (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$5,104	68.7%
	Emerging Markets Equity Fund	1,140,752	65.5
	Global Focus Fund	2,075	69.6
	International Equity Fund	603,544	94.2
	International Equity Index Fund	628,282	95.1
	International Opportunities Fund	295,062	93.3
	International Value Fund	1,460,843	96.2
	Intrepid International Fund	147,462	97.2

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Focus Fund		International Equity Fund
ASSETS:
Investments in non-affiliates, at value	$7,434		$1,644,769	$2,979		$634,738
Investments in affiliates, at value	—		95,628	—		15,309

Total investment securities, at value	7,434		1,740,397	2,979		650,047
Cash	27		375	168		334
Foreign currency, at value	2		4,826	55		89
Receivables:
Investment securities sold	—	(a)	5,565	53		164
Fund shares sold	—		8,268	13		840
Interest and dividends	15		1,114	3		1,212
Tax reclaims	—		—	2		745
Securities lending income	—		—	—		1
Unrealized appreciation on forward foreign currency exchange contracts	—		—	17		—
Due from Advisor	7		—	22		—
Prepaid expenses and other assets	58		—	—		—

Total Assets	7,543		1,760,545	3,312		653,432

LIABILITIES:
Payables:
Investment securities purchased	—		11,323	40		118
Collateral for securities lending program	—		—	—		9,304
Fund shares redeemed	—		1,205	—		831
Unrealized depreciation on forward foreign currency exchange contracts	—		—	50		—
Accrued liabilities:
Investment advisory fees	—		1,439	—		318
Administration fees	—	(a)	135	—		71
Shareholder servicing fees	1		296	1		70
Distribution fees	—	(a)	83	—	(a)	47
Custodian and accounting fees	25		449	12		70
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)	—	(a)
Deferred India capital gains tax	—		1,213	—		—
Transfer agent fees	3		174	1		134
Audit fees	52		43	46		46
Registration	—		4	18		32
Other	1		39	1		29

Total Liabilities	82		16,404	169		11,070

Net Assets	$7,461		$1,744,141	$3,143		$642,362

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Focus Fund	International Equity Fund
NET ASSETS:
Paid in capital	$7,799	$1,299,967	$3,295	$521,070
Accumulated undistributed net investment income	87	1,359	83	556
Accumulated net realized gains (losses)	(1,890)	(11,433)	(709)	(20,104)
Net unrealized appreciation (depreciation)	1,465	454,248	474	140,840

Total Net Assets	$7,461	$1,744,141	$3,143	$642,362

Net Assets:
Class A	$49	$253,037	$293	$131,125
Class B	—	10,812	—	4,543
Class C	49	40,757	214	23,370
Class R2	—	—	—	70
Class R5	50	—	100	242,131
Institutional Class	—	513,904	—	—
Select Class	7,313	925,631	2,536	241,123

Total	$7,461	$1,744,141	$3,143	$642,362

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4	10,791	21	9,785
Class B	—	467	—	350
Class C	4	1,771	15	1,818
Class R2	—	—	—	5
Class R5	4	—	7	17,866
Institutional Class	—	21,374	—	—
Select Class	525	38,885	180	17,787

Net Asset Value:
Class A — Redemption price per share	$13.91	$23.45	$14.05	$13.40
Class B — Offering price per share (b)	—	23.15	—	13.00
Class C — Offering price per share (b)	13.87	23.01	13.98	12.85
Class R2 — Offering and redemption price per share	—	—	—	13.37
Class R5 — Offering and redemption price per share	13.93	—	14.08	13.55
Institutional Class — Offering and redemption price per share	—	24.04	—	—
Select Class — Offering and redemption price per share	13.92	23.80	14.07	13.56
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.68	$24.75	$14.83	$14.14

Cost of investments in non-affiliates	$5,969	$1,189,526	$2,472	$494,009
Cost of investments in affiliates	—	95,628	—	15,309
Cost of foreign currency	2	4,608	55	89
Value of securities on loan	—	—	—	8,916

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except per share amounts)

	International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$660,209	$308,099	$1,478,480	$151,723
Investments in affiliates, at value	19,301	12,553	76,745	—	(a)

Total investment securities, at value	679,510	320,652	1,555,225	151,723
Cash	78	154	68	—
Foreign currency, at value	3,421	436	1,765	143
Deposits at broker for futures contracts	383	319	1,830	—
Receivables:
Investment securities sold	12,920	1,220	11,265	5,361
Fund shares sold	305	21	5,145	96
Interest and dividends	1,143	693	3,395	292
Tax reclaims	132	126	761	217
Securities lending income	17	11	51	—
Unrealized appreciation on forward foreign currency exchange contracts	—	4,899	23,308	—
Due from Advisor	20	—	—	—

Total Assets	697,929	328,531	1,602,813	157,832

LIABILITIES:
Payables:
Due to custodian	—	—	—	1,158
Investment securities purchased	11,972	1,491	13,993	4,435
Collateral for securities lending program	19,145	4,447	37,337	—
Fund shares redeemed	432	23	1,785	181
Variation margin on futures contracts	41	41	241	—
Unrealized depreciation on forward foreign currency exchange contracts	—	3,452	13,101	—
Accrued liabilities:
Investment advisory fees	307	159	733	83
Administration fees	13	26	122	7
Shareholder servicing fees	5	21	233	12
Distribution fees	42	4	46	7
Custodian and accounting fees	73	57	253	112
Trustees’ and Chief Compliance Officer’s fees	7	1	7	1
Deferred India capital gains tax	13	—	—	—
Other	262	83	328	145

Total Liabilities	32,312	9,805	68,179	6,141

Net Assets	$665,617	$318,726	$1,534,634	$151,691

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$473,607	$351,779	$1,716,753	$671,770
Accumulated undistributed net investment income	10,185	6,164	38,890	2,136
Accumulated net realized gains (losses)	(92,766)	(78,149)	(483,227)	(559,691)
Net unrealized appreciation (depreciation)	274,591	38,932	262,218	37,476

Total Net Assets	$665,617	$318,726	$1,534,634	$151,691

Net Assets:
Class A	$124,178	$13,904	$143,259	$23,960
Class B	6,503	949	5,337	—
Class C	18,148	849	19,646	1,489
Class R2	251	—	856	68
Institutional Class	—	272,487	421,538	99,766
Select Class	516,537	30,537	943,998	26,408

Total	$665,617	$318,726	$1,534,634	$151,691

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,524	1,053	10,721	1,444
Class B	370	72	405	—
Class C	986	66	1,510	90
Class R2	13	—	65	4
Institutional Class	—	20,299	31,027	5,890
Select Class	26,939	2,284	69,915	1,554

Net Asset Value:
Class A — Redemption price per share	$19.03	$13.20	$13.36	$16.59
Class B — Offering price per share (b)	17.57	13.09	13.18	—
Class C — Offering price per share (b)	18.41	12.84	13.01	16.61
Class R2 — Offering and redemption price per share	18.86	—	13.21	16.46
Institutional Class — Offering and redemption price per share	—	13.42	13.59	16.94
Select Class — Offering and redemption price per share	19.17	13.37	13.50	16.99
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.08	$13.93	$14.10	$17.51

Cost of investments in non-affiliates	$385,820	$270,653	$1,226,389	$114,274
Cost of investments in affiliates	19,301	12,553	76,745	— (a)
Cost of foreign currency	3,327	427	1,738	142
Value of securities on loan	18,205	4,236	35,883	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Focus Fund		International Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$193		$20,517	$59		$17,014
Interest income from affiliates	—	(a)	1	—		— (a)
Dividend income from affiliates	—		58	—		15
Income from securities lending (net)	—		—	—		610
Foreign taxes withheld	(14)		(925)	(4)		(1,459)

Total investment income	179		19,651	55		16,180

EXPENSES:
Investment advisory fees	63		10,992	22		4,694
Administration fees	6		1,020	3		546
Distribution fees:
Class A	—	(a)	451	—	(a)	319
Class B	—		80	—		37
Class C	1		225	1		171
Class R2	—		—	—		— (a)
Shareholder servicing fees:
Class A	—	(a)	451	—	(a)	319
Class B	—		27	—		12
Class C	—	(a)	75	—	(a)	57
Class R2	—		—	—		— (a)
Class R5	—	(a)	—	—	(a)	89
Institutional Class	—		400	—		—
Select Class	16		1,195	6		633
Custodian and accounting fees	55		1,382	56		270
Interest expense to affiliates	—		— (a)	—		2
Professional fees	78		76	66		68
Trustees’ and Chief Compliance Officer’s fees	—	(a)	12	—	(a)	8
Printing and mailing costs	4		221	8		121
Registration and filing fees	—	(a)	177	84		72
Transfer agent fees	7		704	4		329
Other	7		24	6		14

Total expenses	237		17,512	256		7,761

Less amounts waived	(72)		(150)	(26)		(1,383)
Less expense reimbursements	(63)		—	(196)		—

Net expenses	102		17,362	34		6,378

Net investment income (loss)	77		2,289	21		9,802

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,435		18,812	273		(7,375)
Foreign currency transactions	(1)		(541)	65		54

Net realized gain (loss)	1,434		18,271	338		(7,321)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	481		269,209 (b)	232		54,110
Foreign currency translations	—	(a)	202	(36)		68

Change in net unrealized appreciation (depreciation)	481		269,411	196		54,178

Net realized/unrealized gains (losses)	1,915		287,682	534		46,857

Change in net assets resulting from operations	$1,992		$289,971	$555		$56,659

(a)	Amount rounds to less than $1,000.
(b)	Net of change in deferred India Capital Gains Tax of approximately $(1,065,000) for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$— (a)
Dividend income from non-affiliates	23,338	6,866	51,195	6,544
Interest income from affiliates	2	— (a)	1	15
Dividend income from affiliates	12	9	41	6
Income from securities lending (net)	1,225	239	2,097	—
Foreign taxes withheld	(2,327)	(535)	(4,349)	(469)

Total investment income	22,250	6,579	48,985	6,096

EXPENSES:
Investment advisory fees	4,202	1,485	10,077	2,352
Administration fees	712	230	1,563	259
Distribution fees:
Class A	291	35	346	70
Class B	53	10	43	—
Class C	129	6	137	11
Class R2	1	—	2	— (a)
Shareholder servicing fees:
Class A	291	35	346	70
Class B	18	3	14	—
Class C	43	2	46	4
Class R2	1	—	1	— (a)
Institutional Class	—	203	399	92
Select Class	1,558	71	2,793	387
Custodian and accounting fees	599	175	946	278
Interest expense to affiliates	19	— (a)	9	15
Professional fees	61	65	46	74
Trustees’ and Chief Compliance Officer’s fees	8	4	18	3
Printing and mailing costs	123	11	238	68
Registration and filing fees	59	52	184	58
Transfer agent fees	549	72	1,134	93
Other	10	23	30	11

Total expenses	8,727	2,482	18,372	3,845

Less amounts waived	(1,935)	(93)	(252)	(534)

Net expenses	6,792	2,389	18,120	3,311

Net investment income (loss)	15,458	4,190	30,865	2,785

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,550)	(615)	(73,576)	59,538
Futures	82	(378)	8,355	(6,159)
Foreign currency transactions	(338)	2,873	17,504	(68)
Payment by affiliate (See Note 3)	20	—	—	—

Net realized gain (loss)	(3,786)	1,880	(47,717)	53,311

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	29,376 (b)	25,053	101,272	(24,333)
Futures	640	83	(268)	—
Foreign currency translations	301	865	4,183	(25)

Change in net unrealized appreciation (depreciation)	30,317	26,001	105,187	(24,358)

Net realized/unrealized gains (losses)	26,531	27,881	57,470	28,953

Change in net assets resulting from operations	$41,989	$32,071	$88,335	$31,738

(a)	Amount rounds to less than $1,000.
(b)	Net of change in deferred India Capital Gains Tax of approximately ($13,000) for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$77	$104	$2,289	$3,558
Net realized gain (loss)	1,434	(2,033)	18,271	(13,795)
Change in net unrealized appreciation (depreciation)	481	3,823	269,411	216,188

Change in net assets resulting from operations	1,992	1,894	289,971	205,951

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	(303)	(719)
Class B
From net investment income	—	—	—	(62)
Class C
From net investment income	(1)	(1)	—	(64)
Class R5
From net investment income	(1)	(1)	—	—
Institutional Class
From net investment income	—	—	(1,509)	(2,758)
Select Class
From net investment income	(151)	(142)	(1,116)	(4,365)

Total distributions to shareholders	(154)	(145)	(2,928)	(7,968)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	154	145	648,370	268,670

NET ASSETS:
Change in net assets	1,992	1,894	935,413	466,653
Beginning of period	5,469	3,575	808,728	342,075

End of period	$7,461	$5,469	$1,744,141	$808,728

Accumulated undistributed net investment income	$87	$145	$1,359	$2,536

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Global Focus Fund		International Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21	$20	$9,802	$9,849
Net realized gain (loss)	338	(238)	(7,321)	(7,824)
Change in net unrealized appreciation (depreciation)	196	957	54,178	108,853

Change in net assets resulting from operations	555	739	56,659	110,878

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(2)	(1,890)	(1,589)
From net realized gains	—	—	—	(37,068)
Class B
From net investment income	—	—	(47)	(75)
From net realized gains	—	—	—	(2,278)
Class C
From net investment income	(1)	(1)	(233)	(324)
From net realized gains	—	—	—	(10,061)
Class R2 (a)
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	—	(22)
Class R5
From net investment income	(1)	(1)	(3,497)	(2,274)
From net realized gains	—	—	—	(37,418)
Select Class
From net investment income	(23)	(26)	(4,249)	(5,191)
From net realized gains	—	—	—	(112,931)

Total distributions to shareholders	(26)	(30)	(9,917)	(209,232)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	182	30	47,454	165,511

NET ASSETS:
Change in net assets	711	739	94,196	67,157
Beginning of period	2,432	1,693	548,166	481,009

End of period	$3,143	$2,432	$642,362	$548,166

Accumulated undistributed net investment income	$83	$23	$556	$584

(a)	Commencement of offering of class of shares effective November 3, 2008 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,458	$19,864	$4,190	$3,846
Net realized gain (loss)	(3,786)	(79,560)	1,880	(35,292)
Change in net unrealized appreciation (depreciation)	30,317	245,962	26,001	70,769

Change in net assets resulting from operations	41,989	186,266	32,071	39,323

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,807)	(3,656)	(365)	(138)
From net realized gains	—	(7,474)	—	—
Class B
From net investment income	(81)	(302)	(40)	(8)
From net realized gains	—	(828)	—	—
Class C
From net investment income	(200)	(375)	(16)	(3)
From net realized gains	—	(1,016)	—	—
Class R2 (a)
From net investment income	(3)	(2)	—	—
From net realized gains	—	(5)	—	—
Institutional Class
From net investment income	—	—	(4,519)	(3,282)
Select Class
From net investment income	(13,601)	(32,065)	(694)	(517)
From net realized gains	—	(61,778)	—	—

Total distributions to shareholders	(15,692)	(107,501)	(5,634)	(3,948)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(267,549)	11,707	86,553	12,802

NET ASSETS:
Change in net assets	(241,252)	90,472	112,990	48,177
Beginning of period	906,869	816,397	205,736	157,559

End of period	$665,617	$906,869	$318,726	$205,736

Accumulated undistributed net investment income	$10,185	$8,959	$6,164	$4,715

(a)	Commencement of offering of class of shares effective November 3, 2008 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,865	$27,618	$2,785	$7,958
Net realized gain (loss)	(47,717)	(232,503)	53,311	(244,500)
Change in net unrealized appreciation (depreciation)	105,187	506,572	(24,358)	307,918

Change in net assets resulting from operations	88,335	301,687	31,738	71,376

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,117)	(3,125)	(475)	(1,192)
Class B
From net investment income	(110)	(160)	—	—
Class C
From net investment income	(341)	(387)	(16)	(113)
Class R2 (a)
From net investment income	(12)	(2)	(1)	(4)
Institutional Class
From net investment income	(9,483)	(5,546)	(2,226)	(7,511)
Select Class
From net investment income	(29,353)	(24,451)	(5,283)	(32,144)

Total distributions to shareholders	(42,416)	(33,671)	(8,001)	(40,964)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(150,363)	558,187	(340,849)	(214,831)

NET ASSETS:
Change in net assets	(104,444)	826,203	(317,112)	(184,419)
Beginning of period	1,639,078	812,875	468,803	653,222

End of period	$1,534,634	$1,639,078	$151,691	$468,803

Accumulated undistributed net investment income	$38,890	$32,925	$2,136	$6,681

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$152,758	$93,400
Dividends and distributions reinvested	1	1	289	675
Cost of shares redeemed	—	—	(61,610)	(27,906)
Redemption fees	—	—	9	7

Change in net assets from Class A capital transactions	$1	$1	$91,446	$66,176

Class B
Proceeds from shares issued	$—	$—	$1,062	$2,566
Dividends and distributions reinvested	—	—	—	57
Cost of shares redeemed	—	—	(3,076)	(2,328)
Redemption fees	—	—	1	1

Change in net assets from Class B capital transactions	$—	$—	$(2,013)	$296

Class C
Proceeds from shares issued	$—	$—	$22,021	$13,432
Dividends and distributions reinvested	1	1	—	53
Cost of shares redeemed	—	—	(7,401)	(2,197)
Redemption fees	—	—	1	1

Change in net assets from Class C capital transactions	$1	$1	$14,621	$11,289

Class R5
Dividends and distributions reinvested	1	1	—	—

Change in net assets from Class R5 capital transactions	$1	$1	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$150,379	$155,331
Dividends and distributions reinvested	—	—	956	2,059
Cost of shares redeemed	—	—	(55,826)	(18,200)
Redemption fees	—	—	20	22

Change in net assets from Institutional Class capital transactions	$—	$—	$95,529	$139,212

Select Class
Proceeds from shares issued	$—	$—	$587,892	$171,112
Dividends and distributions reinvested	151	142	914	2,583
Cost of shares redeemed	—	—	(140,041)	(122,024)
Redemption fees	—	—	22	26

Change in net assets from Select Class capital transactions	$151	$142	$448,787	$51,697

Total change in net assets from capital transactions	$154	$145	$648,370	$268,670

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Emerging Economies Fund			Emerging Markets Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009		Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	—	—		7,257	5,844
Reinvested	1	—	(a)	15	56
Redeemed	—	—		(2,955)	(1,969)

Change in Class A Shares	1	—	(a)	4,317	3,931

Class B
Issued	—	—		51	160
Reinvested	—	—		—	5
Redeemed	—	—		(150)	(171)

Change in Class B Shares	—	—		(99)	(6)

Class C
Issued	—	—		1,068	814
Reinvested	1	—	(a)	—	4
Redeemed	—	—		(368)	(152)

Change in Class C Shares	1	—	(a)	700	666

Class R5
Reinvested	1	—	(a)	—	—

Change in Class R5 Shares	1	—	(a)	—	—

Institutional Class
Issued	—	—		7,103	9,689
Reinvested	—	—		48	168
Redeemed	—	—		(2,726)	(1,298)

Change in Institutional Class Shares	—	—		4,425	8,559

Select Class
Issued	—	—		28,083	11,078
Reinvested	13	22		46	212
Redeemed	—	—		(6,623)	(8,620)

Change in Select Class Shares	13	22		21,506	2,670

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Focus Fund			International Equity Fund
	Year Ended 10/31/2010		Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$119		$—	$53,404	$64,416
Dividends and distributions reinvested	1		2	1,815	30,900
Cost of shares redeemed	(29)		—	(49,059)	(48,759)
Redemption fees	—		—	4	4

Change in net assets from Class A capital transactions	$91		$2	$6,164	$46,561

Class B
Proceeds from shares issued	$—		$—	$388	$1,146
Dividends and distributions reinvested	—		—	35	1,813
Cost of shares redeemed	—		—	(1,539)	(1,563)
Redemption fees	—		—	— (a)	— (a)

Change in net assets from Class B capital transactions	$—		$—	$(1,116)	$1,396

Class C
Proceeds from shares issued	$20		$—	$4,773	$8,929
Dividends and distributions reinvested	1		1	142	5,176
Cost of shares redeemed	—	(a)	—	(6,232)	(9,688)
Redemption fees	—		—	1	1

Change in net assets from Class C capital transactions	$21		$1	$(1,316)	$4,418

Class R2 (b)
Proceeds from shares issued	$—		$—	$—	$51
Dividends and distributions reinvested	—		—	1	23
Cost of shares redeemed	—		—	—	—
Redemption fees	—		—	—	— (a)

Change in net assets from Class R2 capital transactions	$—		$—	$1	$74

Class R5
Proceeds from shares issued	$—		$—	$92,066	$45,438
Dividends and distributions reinvested	1		1	3,141	39,641
Cost of shares redeemed	—		—	(16,242)	(12,381)
Redemption fees	—		—	6	4

Change in net assets from Class R5 capital transactions	$1		$1	$78,971	$72,702

Select Class
Proceeds from shares issued	$46		$—	$61,653	$102,044
Dividends and distributions reinvested	23		26	2,244	75,111
Cost of shares redeemed	—		—	(99,156)	(136,807)
Redemption fees	—		—	9	12

Change in net assets from Select Class capital transactions	$69		$26	$(35,250)	$40,360

Total change in net assets from capital transactions	$182		$30	$47,454	$165,511

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Global Focus Fund				International Equity Fund
	Year Ended 10/31/2010		Year Ended 10/31/2009		Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	9		—		4,228	6,260
Reinvested	—	(a)	—	(a)	158	3,303
Redeemed	(2)		—		(3,888)	(5,064)

Change in Class A Shares	7		—	(a)	498	4,499

Class B
Issued	—		—		31	115
Reinvested	—		—		3	200
Redeemed	—		—		(127)	(162)

Change in Class B Shares	—		—		(93)	153

Class C
Issued	1		—		391	945
Reinvested	—	(a)	—	(a)	13	576
Redeemed	—	(a)	—		(522)	(941)

Change in Class C Shares	1		—	(a)	(118)	580

Class R2 (b)
Issued	—		—		—	3
Reinvested	—		—		— (a)	2

Change in Class R2 Shares	—		—		— (a)	5

Class R5
Issued	—		—		7,273	3,936
Reinvested	—	(a)	—	(a)	265	4,191
Redeemed	—		—		(1,259)	(1,253)

Change in Class R5 Shares	—	(a)	—	(a)	6,279	6,874

Select Class
Issued	3		—		4,820	10,616
Reinvested	2		4		190	7,956
Redeemed	—		—		(8,133)	(12,747)

Change in Select Class Shares	5		4		(3,123)	5,825

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,734	$35,488	$6,352	$6,039
Dividends and distributions reinvested	1,646	9,865	355	129
Cost of shares redeemed	(36,427)	(28,466)	(7,711)	(1,738)
Redemption fees	6	2	— (a)	— (a)

Change in net assets from Class A capital transactions	$7,959	$16,889	$(1,004)	$4,430

Class B
Proceeds from shares issued	$276	$917	$479	$938
Dividends and distributions reinvested	76	1,085	39	8
Cost of shares redeemed	(2,397)	(2,887)	(1,352)	(451)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(2,045)	$(885)	$(834)	$495

Class C
Proceeds from shares issued	$6,869	$6,021	$520	$534
Dividends and distributions reinvested	173	1,166	13	1
Cost of shares redeemed	(5,881)	(2,860)	(367)	(89)
Redemption fees	1	— (a)	— (a)	— (a)

Change in net assets from Class C capital transactions	$1,162	$4,327	$166	$446

Class R2 (b)
Proceeds from shares issued	$55	$220	$—	$—
Dividends and distributions reinvested	1	7	—	—
Cost of shares redeemed	(57)	(1)	—	—
Redemption fees	— (a)	— (a)	—	—

Change in net assets from Class R2 capital transactions	$(1)	$226	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$104,249	$27,508
Dividends and distributions reinvested	—	—	3,546	2,318
Cost of shares redeemed	—	—	(19,076)	(22,350)
Redemption fees	—	—	4	2

Change in net assets from Institutional Class capital transactions	$—	$—	$88,723	$7,478

Select Class
Proceeds from shares issued	$117,431	$241,760	$4,689	$4,149
Dividends and distributions reinvested	680	30,857	384	297
Cost of shares redeemed	(392,764)	(281,483)	(5,572)	(4,494)
Redemption fees	29	16	1	1

Change in net assets from Select Class capital transactions	$(274,624)	$(8,850)	$(498)	$(47)

Total change in net assets from capital transactions	$(267,549)	$11,707	$86,553	$12,802

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	2,380	2,335	519	623
Reinvested	91	685	29	14
Redeemed	(2,066)	(1,956)	(633)	(172)

Change in Class A Shares	405	1,064	(85)	465

Class B
Issued	17	67	38	98
Reinvested	4	81	3	1
Redeemed	(146)	(218)	(112)	(45)

Change in Class B Shares	(125)	(70)	(71)	54

Class C
Issued	395	379	42	54
Reinvested	10	83	1	— (a)
Redeemed	(354)	(201)	(31)	(9)

Change in Class C Shares	51	261	12	45

Class R2 (b)
Issued	3	13	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(3)	— (a)	—	—

Change in Class R2 Shares	— (a)	13	—	—

Institutional Class
Issued	—	—	8,434	2,648
Reinvested	—	—	285	242
Redeemed	—	—	(1,517)	(2,261)

Change in Institutional Class Shares	—	—	7,202	629

Select Class
Issued	6,652	15,961	382	400
Reinvested	37	2,081	31	31
Redeemed	(22,658)	(18,752)	(464)	(445)

Change in Select Class Shares	(15,969)	(710)	(51)	(14)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,999	$87,967	$20,658	$16,644
Dividends and distributions reinvested	2,371	2,077	436	1,011
Cost of shares redeemed	(63,715)	(55,160)	(23,179)	(9,321)
Redemption fees	3	8	— (a)	— (a)

Change in net assets from Class A capital transactions	$(2,342)	$34,892	$(2,085)	$8,334

Class B
Proceeds from shares issued	$148	$647	$—	$—
Dividends and distributions reinvested	89	130	—	—
Cost of shares redeemed	(1,813)	(2,510)	—	—
Redemption fees	— (a)	1	—	—

Change in net assets from Class B capital transactions	$(1,576)	$(1,732)	$—	$—

Class C
Proceeds from shares issued	$3,844	$7,778	$236	$333
Dividends and distributions reinvested	186	195	13	79
Cost of shares redeemed	(3,957)	(4,869)	(394)	(777)
Redemption fees	— (a)	1	— (a)	— (a)

Change in net assets from Class C capital transactions	$73	$3,105	$(145)	$(365)

Class R2 (b)
Proceeds from shares issued	$859	$536	$—	$50
Dividends and distributions reinvested	2	2	1	4
Cost of shares redeemed	(464)	(106)	—	—
Redemption fees	— (a)	— (a)	—	— (a)

Change in net assets from Class R2 capital transactions	$397	$432	$1	$54

Institutional Class
Proceeds from shares issued	$294,459	$212,949	$37,640	$49,941
Dividends and distributions reinvested	3,023	1,627	664	71
Cost of shares redeemed	(233,179)	(77,572)	(62,299)	(56,256)
Redemption fees	8	15	1	1

Change in net assets from Institutional Class capital transactions	$64,311	$137,019	$(23,994)	$(6,243)

Select Class
Proceeds from shares issued	$550,466	$727,606	$7,296	$85,691
Dividends and distributions reinvested	1,759	1,646	61	388
Cost of shares redeemed	(763,471)	(344,843)	(321,984)	(302,693)
Redemption fees	20	62	1	3

Change in net assets from Select Class capital transactions	$(211,226)	$384,471	$(314,626)	$(216,611)

Total change in net assets from capital transactions	$(150,363)	$558,187	$(340,849)	$(214,831)

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	4,805	8,804	1,352	1,269
Reinvested	192	215	29	86
Redeemed	(5,246)	(5,727)	(1,505)	(751)

Change in Class A Shares	(249)	3,292	(124)	604

Class B
Issued	12	63	—	—
Reinvested	7	14	—	—
Redeemed	(153)	(262)	—	—

Change in Class B Shares	(134)	(185)	—	—

Class C
Issued	317	795	16	23
Reinvested	16	21	1	6
Redeemed	(335)	(515)	(26)	(63)

Change in Class C Shares	(2)	301	(9)	(34)

Class R2 (b)
Issued	67	43	—	4
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(37)	(8)	—	—

Change in Class R2 Shares	30	35	— (a)	4

Institutional Class
Issued	23,378	21,286	2,453	4,125
Reinvested	241	167	43	6
Redeemed	(20,449)	(7,855)	(4,002)	(4,597)

Change in Institutional Class Shares	3,170	13,598	(1,506)	(466)

Select Class
Issued	44,547	69,961	460	6,731
Reinvested	141	170	4	32
Redeemed	(66,104)	(33,021)	(20,518)	(23,809)

Change in Select Class Shares	(21,416)	37,110	(20,054)	(17,046)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Year Ended October 31, 2010	$10.47	$0.11	(e)	$3.60	$3.71	$(0.27)
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)
February 28, 2008 (f) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—

Class C
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)
February 28, 2008 (f) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—

Class R5
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)
February 28, 2008 (f) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—

Select Class
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)
February 28, 2008 (f) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Includes interest expense of 0.01%.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.91	36.12%	$49	1.85%		0.96%	3.99%		156%
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(g)	2.37	5.30	(h)	110

13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(g)	1.86	5.81	(h)	110

13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(g)	2.82	4.86	(h)	110

13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(g)	2.62	5.05	(h)	110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2010	$18.79	$(0.01	)(e)	$4.71	$4.70	$(0.04)	$—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Class B
Year Ended October 31, 2010	18.60	(0.12	)(e)	4.67	4.55	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Class C
Year Ended October 31, 2010	18.49	(0.11	)(e)	4.63	4.52	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)
Institutional Class
Year Ended October 31, 2010	19.23	0.08	(e)	4.82	4.90	(0.09)	—	(f)
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)
Select Class
Year Ended October 31, 2010	19.04	0.05	(e)	4.77	4.82	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.45	25.08%	$253,037	1.82%	(0.03)%	1.83%	14%
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4

23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4

23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4

23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Focus Fund
Class A
Year Ended October 31, 2010	$11.59	$0.06	$2.51	$2.57	$(0.11)	$—	$(0.11)
Year Ended October 31, 2009	8.22	0.08	3.42	3.50	(0.13)	—	(0.13)
Year Ended October 31, 2008	16.56	0.12	(8.07)	(7.95)	(0.02)	(0.37)	(0.39)
March 30, 2007 (e) through October 31, 2007	15.00	0.07	1.49	1.56	—	—	—

Class C
Year Ended October 31, 2010	11.55	0.01	2.48	2.49	(0.06)	—	(0.06)
Year Ended October 31, 2009	8.17	0.04	3.41	3.45	(0.07)	—	(0.07)
Year Ended October 31, 2008	16.51	0.06	(8.03)	(7.97)	—	(0.37)	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.03	1.48	1.51	—	—	—

Class R5
Year Ended October 31, 2010	11.61	0.13	2.49	2.62	(0.15)	—	(0.15)
Year Ended October 31, 2009	8.25	0.12	3.42	3.54	(0.18)	—	(0.18)
Year Ended October 31, 2008	16.60	0.18	(8.08)	(7.90)	(0.08)	(0.37)	(0.45)
March 30, 2007 (e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—	—

Select Class
Year Ended October 31, 2010	11.60	0.11	2.49	2.60	(0.13)	—	(0.13)
Year Ended October 31, 2009	8.24	0.10	3.41	3.51	(0.15)	—	(0.15)
Year Ended October 31, 2008	16.58	0.16	(8.08)	(7.92)	(0.05)	(0.37)	(0.42)
March 30, 2007 (e) through October 31, 2007	15.00	0.10	1.48	1.58	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.05	22.26%	$293	1.45%	0.57%	9.89%	97%
11.59	43.34	161	1.45	0.87	10.11	119
8.22	(49.02)	112	1.45	0.97	6.94	264
16.56	10.40	221	1.45	0.80	11.93	135

13.98	21.59	214	1.95	0.09	10.10	97
11.55	42.63	159	1.95	0.37	10.61	119
8.17	(49.26)	112	1.95	0.47	7.44	264
16.51	10.07	220	1.95	0.30	12.43	135

14.08	22.75	100	1.00	1.04	9.15	97
11.61	44.06	82	1.00	1.32	9.65	119
8.25	(48.79)	57	1.00	1.42	6.48	264
16.60	10.67	111	1.00	1.25	11.48	135

14.07	22.57	2,536	1.20	0.84	9.36	97
11.60	43.67	2,030	1.20	1.12	9.86	119
8.24	(48.86)	1,412	1.20	1.22	6.69	264
16.58	10.53	2,764	1.20	1.05	11.68	135

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2010	$12.33	$0.18	(e)	$1.07		$1.25	$(0.18)	$—	$(0.18)	$—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)(g)	1.98	(g)	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72		7.19	(0.52)	(1.62)	(2.14)	—	(f)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29		7.67	(0.44)	(0.53)	(0.97)	—	(f)

Class B
Year Ended October 31, 2010	11.97	0.11	(e)	1.04		1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)(g)	1.92	(g)	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65		6.90	(0.41)	(1.62)	(2.03)	—	(f)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25		7.42	(0.28)	(0.53)	(0.81)	—	(f)

Class C
Year Ended October 31, 2010	11.85	0.11	(e)	1.01		1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)(g)	1.89	(g)	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63		6.88	(0.42)	(1.62)	(2.04)	—	(f)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19		7.39	(0.32)	(0.53)	(0.85)	—	(f)

Class R2
Year Ended October 31, 2010	12.31	0.15	(e)	1.06		1.21	(0.15)	—	(0.15)	—
November 3, 2008 (k) through October 31, 2009	18.29	0.18	(e)(g)	1.96	(g)	2.14	(0.19)	(7.93)	(8.12)	—	(f)

Class R5
Year Ended October 31, 2010	12.47	0.23	(e)	1.09		1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)(g)	2.01	(g)	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)	—	(f)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)	—	(f)

Select Class
Year Ended October 31, 2010	12.47	0.22	(e)	1.08		1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)(g)	2.00	(g)	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74		7.30	(0.59)	(1.62)	(2.21)	—	(f)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27		7.78	(0.52)	(0.53)	(1.05)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88, $1.95 and $2.00 and the total return would have been 26.65%, 26.85% and 27.82% for Class C, Class R2 and Class R5 Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Includes interest expense of 0.04%
(j)	Includes interest expense of 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.40	10.42%		$131,125	1.31%		1.44%		1.54%	15%
12.33	27.39	(g)	114,557	1.31		1.90	(g)	1.62	14
18.28	(43.95	)(h)	87,531	1.35	(i)	2.33		1.64	13
42.57	19.93		181,682	1.32	(j)	1.20		1.51	14
37.52	25.32		140,985	1.31		1.08		1.49	22

13.00	9.82		4,543	1.86		0.89		2.04	15
11.97	26.72	(g)	5,303	1.87		1.44	(g)	2.12	14
18.01	(44.27	)(h)	5,225	1.91		1.74		2.14	13
42.13	19.25		13,236	1.87		0.64		2.00	14
37.26	24.57		11,734	1.92		0.50		1.99	22

12.85	9.69		23,370	1.86		0.88		2.04	15
11.85	26.76	(g)	22,934	1.87		1.46	(g)	2.12	14
17.92	(44.24	)(h)	24,300	1.91		1.74		2.14	13
41.95	19.25		61,023	1.87		0.65		2.01	14
37.11	24.57		46,106	1.91		0.57		1.99	22

13.37	10.07		70	1.56		1.17		1.79	15
12.31	26.95	(g)	64	1.56		1.76	(g)	1.85	14

13.55	10.86		242,131	0.86		1.86		1.10	15
12.47	27.92	(g)	144,494	0.86		2.39	(g)	1.16	14
18.38	(43.70	)(h)	86,640	0.90	(i)	2.86		1.19	13
42.72	20.45		76,309	0.87	(j)	1.67		1.06	14
37.63	2.67		30,533	0.86		0.82		1.07	22

13.56	10.72		241,123	1.06		1.74		1.29	15
12.47	27.73	(g)	260,814	1.06		2.28	(g)	1.37	14
18.38	(43.82	)(h)	277,313	1.10	(i)	2.10		1.37	13
42.72	20.21		3,202,097	1.07	(j)	1.42		1.25	14
37.63	25.66		4,098,105	1.06		1.46		1.24	22

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2010	$17.89	$0.33	(e)	$1.10	(f)	$1.43	$(0.29)	$—	$(0.29)	$—	(g)
Year Ended October 31, 2009	16.27	0.36	(e)(h)	3.52	(h)	3.88	(0.70)	(1.56)	(2.26)	—	(g)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(g)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(g)
July 1, 2006 through October 31, 2006 (j)	24.55	0.06		2.02		2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)	—	(g)

Class B
Year Ended October 31, 2010	16.54	0.18	(e)	1.02	(f)	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(e)(h)	3.25	(h)	3.49	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(g)
July 1, 2006 through October 31, 2006 (j)	23.04	0.02		1.87		1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)	—	(g)

Class C
Year Ended October 31, 2010	17.35	0.20	(e)	1.06	(f)	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(e)(h)	3.41	(h)	3.65	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(g)
July 1, 2006 through October 31, 2006 (j)	23.97	0.01		1.96		1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)	—	(g)

Class R2
Year Ended October 31, 2010	17.76	0.28	(e)	1.10	(f)	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008 (l) through October 31, 2009	16.32	0.27	(e)(h)	3.48	(h)	3.75	(0.75)	(1.56)	(2.31)	—	(g)

Select Class
Year Ended October 31, 2010	18.01	0.37	(e)	1.12	(f)	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(e)(h)	3.51	(h)	3.93	(0.75)	(1.56)	(2.31)	—	(g)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(g)
July 1, 2006 through October 31, 2006 (j)	24.67	0.10		2.02		2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(g)	Amount rounds to less than $0.01.
(h)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38, $3.45 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52%, 26.75% and 27.81% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, and Select Class Shares.
(i)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(j)	The Fund changed its fiscal year end from June 30 to October 31.
(k)	Amount rounds to less than 1%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.03	8.09	%(f)	$124,178	1.07%	1.89%		1.34%	39%
17.89	27.74	(h)	109,441	1.07	2.40	(h)	1.37	37
16.27	(47.49	)(i)	82,272	1.07	2.97		1.27	18
33.43	28.72		139,828	1.07	1.72		1.28	15
26.63	8.47		91,809	1.07	0.86		1.28	—	(k)
24.55	27.41		82,186	1.07	1.87		1.29	12

17.57	7.32	(f)	6,503	1.80	1.11		1.83	39
16.54	26.78	(h)	8,179	1.80	1.72	(h)	1.87	37
15.13	(47.88	)(i)	8,547	1.77	2.18		1.77	18
31.25	27.87		21,693	1.77	1.03		1.77	15
24.93	8.20		20,192	1.77	0.16		1.78	—	(k)
23.04	26.54		20,317	1.78	1.17		1.79	12

18.41	7.34	(f)	18,148	1.80	1.19		1.83	39
17.35	26.74	(h)	16,231	1.80	1.63	(h)	1.87	37
15.78	(47.85	)(i)	10,639	1.77	2.16		1.77	18
32.52	27.83		23,567	1.78	1.03		1.78	15
25.94	8.22		13,871	1.77	0.16		1.78	—	(k)
23.97	26.48		12,718	1.78	1.08		1.79	12

18.86	7.88	(f)	251	1.32	1.62		1.59	39
17.76	26.96	(h)	234	1.32	1.77	(h)	1.62	37

19.17	8.37	(f)	516,537	0.82	2.08		1.08	39
18.01	28.02	(h)	772,784	0.82	2.76	(h)	1.12	37
16.39	(47.35	)(i)	714,939	0.82	3.09		1.02	18
33.65	29.02		1,584,921	0.82	1.97		1.03	15
26.79	8.59		1,243,966	0.82	1.12		1.03	—	(k)
24.67	27.74		1,170,044	0.82	1.99		1.04	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2010	$12.10	$0.15	(e)	$1.24		$1.39	$(0.29)	$—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)(g)	2.16	(g)	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(f)

Class B
Year Ended October 31, 2010	12.03	0.08	(e)	1.23		1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)(g)	2.16	(g)	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(f)

Class C
Year Ended October 31, 2010	11.82	0.09	(e)	1.20		1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)(g)	2.11	(g)	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(f)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(f)

Institutional Class
Year Ended October 31, 2010	12.29	0.22	(e)	1.24		1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)(g)	2.18	(g)	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)		(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37		3.71	(0.24)	—	(f)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48		3.67	(0.24)	—	(f)

Select Class
Year Ended October 31, 2010	12.24	0.19	(e)	1.25		1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)(g)	2.18	(g)	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10, $2.17 and $2.17 , the total return would have been 24.07%, 23.41%, 23.40%, 24.60% and 24.31% and the net investment income (loss) ratio would have been 1.83%, 1.33%, 1.19%, 1.19%, 2.40% and 2.11% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B, Institutional Class and Select Class Shares.
(h)	Commencement of offering of class of shares.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.20	11.67%	$13,904	1.34%		1.23%		1.36%	57%
12.10	24.17 (g)	13,773	1.41		1.84	(g)	1.42	85
9.95	(45.06)	6,700	1.39		1.99		1.39	70
18.40	23.98	13,255	1.39		1.58		1.40	92
15.00	30.88	11,261	1.42		1.12		1.56	92

13.09	11.01	949	1.85		0.65		1.86	57
12.03	23.62 (g)	1,716	1.91		1.34	(g)	1.92	85
9.83	(45.31)	879	1.89		1.48		1.89	70
18.20	23.30	2,023	1.89		1.06		1.90	92
14.86	30.17	1,396	1.92		0.65		2.06	92

12.84	11.05	849	1.85		0.77		1.86	57
11.82	23.50 (g)	636	1.91		1.20	(g)	1.92	85
9.77	(45.31)	87	1.89		1.58		1.89	70
18.21	7.88	77	1.90		(0.69)		1.94	92

13.42	12.12	272,487	0.91		1.75		0.96	57
12.29	24.70 (g)	161,023	0.92		2.41	(g)	1.02	85
10.13	(44.77)	126,248	0.92		2.48		0.98	70
18.72	24.58	154,596	0.93	(i)	1.99		1.00	92
15.25	31.48	77,502	0.92		1.33		1.15	92

13.37	11.93	30,537	1.09		1.56		1.11	57
12.24	24.41 (g)	28,588	1.16		2.12	(g)	1.17	85
10.07	(44.87)	23,645	1.14		2.20		1.14	70
18.60	24.22	63,875	1.14		1.78		1.15	92
15.16	31.25	55,237	1.17		1.24		1.30	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2010	$12.27	$0.17	(e)	$1.20	$1.37	$(0.28)	$—	$(0.28)	$—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)

Class B
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)

Class C
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Class R2
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Institutional Class
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)	—	(f)

Select Class
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.36	11.35%	$143,259	1.34%	1.41%	1.35%	92%
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92
16.65	33.85	23,013	1.39	2.65	1.39	80

13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92
16.37	33.20	7,790	1.89	2.27	1.90	80

13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92
16.37	8.70	1,691	1.92	0.03	1.93	80

13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92
16.83	34.47	51,749	0.94	2.82	1.01	80

13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92
16.76	34.22	259,906	1.14	2.63	1.14	80

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2010	$14.99	$0.12	(e)	$1.73	$1.85	$(0.25)	$—	$(0.25)	$—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)

Class C
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Class R2
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)	—	(f)

Select Class
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.59	12.54%	$23,960	1.50%		0.78%	1.73%	92%
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92

16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(g)	1.29	1.87	95

16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92

16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Focus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Prior to November 1, 2010, the Emerging Economies Fund was not publicly offered for investment.

Prior to April 30, 2010, the Global Focus Fund was not publicly offered for investment.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Participation Notes
India	$140	$92	$—	$232

Total Participation Notes	140	92	—	232

Common Stocks
Brazil	494	232	—	726
Canada	82	—	—	82
China	43	433	—	476
Egypt	—	102	—	102
Hong Kong	—	791	—	791
India	142	—	—	142
Indonesia	—	70	—	70
Malaysia	—	52	—	52
Mexico	228	—	—	228
Poland	—	203	—	203
Russia	—	570	—	570
South Africa	—	602	—	602
South Korea	—	1,238	—	1,238
Taiwan	—	761	—	761
Thailand	—	297	—	297
Turkey	—	407	—	407

Total Common Stocks	989	5,758	—	6,747

Preferred Stocks
Brazil	169	286	—	455

Total Preferred Stocks	169	286	—	455

Total Investments in Securities	$1,298	$6,136	$—	$7,434

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$68,543	$—	$—	$68,543
Chile	—	22,529	—	22,529
China	—	241,609	—	241,609
Egypt	—	20,562	—	20,562
Hong Kong	—	175,068	—	175,068
Hungary	—	19,595	—	19,595
India	30,882	186,408	—	217,290
Indonesia	—	60,272	—	60,272
Luxembourg	—	36,921	—	36,921
Malaysia	—	5,704	—	5,704
Mexico	52,399	23,805	—	76,204
Russia	9,578	59,791	—	69,369
South Africa	—	111,937	—	111,937
South Korea	—	156,221	—	156,221
Taiwan	—	89,761	—	89,761
Turkey	—	55,534	—	55,534
United States	19,828	—	—	19,828

Total Common Stocks	181,230	1,265,717	—	1,446,947

Preferred Stocks
Brazil	97,283	100,539	—	197,822

Total Preferred Stocks	97,283	100,539	—	197,822

Short-Term Investment
Investment Company	95,628	—	—	95,628

Total Investments in Securities	$374,141	$1,366,256	$—	$1,740,397

Global Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$64	$30	$—	$94
Austria	—	67	—	67
Belgium	—	29	—	29
Brazil	37	—	—	37
Canada	51	—	—	51
China	—	59	—	59
Denmark	—	59	—	59
Finland	—	55	—	55
France	—	194	—	194
Germany	—	222	—	222
Greece	—	5	—	5
Hong Kong	—	133	—	133
Indonesia	—	84	—	84
Ireland	—	32	—	32
Israel	—	25	—	25
Italy	—	39	—	39
Japan	—	311	—	311
Netherlands	13	108	—	121
Norway	—	65	—	65

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Global Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Africa	$—	$29	$—	$29
Spain	—	74	—	74
Switzerland	45	—	—	45
Taiwan	—	36	—	36
United Arab Emirates	—	25	—	25
United Kingdom	—	421	—	421
United States	667	—	—	667

Total Common Stocks	877	2,102	—	2,979

Total Investments in Securities	$877	$2,102	$—	$2,979

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$17	$—	$17

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(50)	$—	$(50)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,332	$—	$20,332
Belgium	—	6,697	—	6,697
Brazil	7,492	2,610	—	10,102
China	—	10,852	—	10,852
France	—	89,593	—	89,593
Germany	—	44,553	—	44,553
Hong Kong	—	21,356	—	21,356
Ireland	—	9,313	—	9,313
Israel	—	5,387	—	5,387
Italy	—	9,303	—	9,303
Japan	—	104,310	—	104,310
Mexico	—	5,750	—	5,750
Netherlands	—	34,757	—	34,757
South Korea	—	4,850	—	4,850
Spain	—	23,038	—	23,038
Sweden	—	4,306	—	4,306
Switzerland	—	69,968	—	69,968
Taiwan	—	5,106	—	5,106
United Kingdom	—	148,389	—	148,389

Total Common Stocks	7,492	620,470	—	627,962

Preferred Stock
Germany	—	6,387	—	6,387

Total Preferred Stock	—	6,387	—	6,387

Rights
United Kingdom	—	389	—	389
Short-Term Investment
Investment Company	6,005	—	—	6,005
Investment of Cash Collateral for Securities on Loan
Investment Company	9,304	—	—	9,304

Total Investments in Securities	$22,801	$627,246	$—	$650,047

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$26,289	$—	(a)	$26,289
Austria	—	10,505	—		10,505
Belgium	—	12,248	—		12,248
Bermuda	—	1,039	—		1,039
Brazil	1,242	—	—		1,242
Chile	4,038	1,045	—		5,083
China	—	3,816	—		3,816
Cyprus	—	779	—		779
Denmark	—	7,977	—		7,977
Finland	—	6,120	—		6,120
France	—	69,060	—		69,060
Germany	—	84,471	—		84,471
Greece	—	6,806	—		6,806
Hong Kong	—	6,602	—		6,602
Hungary	—	5,214	—		5,214
India	—	5,201	—		5,201
Ireland	—	5,793	—		5,793
Israel	93	4,354	—		4,447
Italy	—	53,276	—		53,276
Japan	—	115,337	—		115,337
Luxembourg	—	4,344	—		4,344
Macau	—	182	—		182
Mexico	5,467	89	—		5,556
Netherlands	—	25,757	—		25,757
New Zealand	—	2,880	—		2,880
Norway	—	9,522	—		9,522
Philippines	—	5,027	—		5,027
Portugal	—	6,261	—		6,261
Singapore	—	4,603	—		4,603
South Africa	—	5,254	—		5,254
South Korea	—	5,247	—		5,247
Spain	—	41,263	—		41,263
Sweden	—	10,986	—		10,986
Switzerland	—	13,873	—		13,873
Taiwan	—	4,703	—		4,703
Thailand	—	4,937	—		4,937
Turkey	—	5,711	—		5,711
United Kingdom	—	49,438	5		49,443
United States	—	117	—		117

Total Common Stocks	10,840	626,126	5		636,971

Preferred Stocks
Brazil	4,352	—	—		4,352
Germany	—	5,541	—		5,541

Total Preferred Stocks	4,352	5,541	—		9,893

Investment Companies	13,268	—	—		13,268
Rights
Spain	—	70	—		70
Warrants
France	—	3	—		3
Hong Kong	—	2	—		2
Italy	—	2	—		2

Total Warrants	—	7	—		7

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

International Equity Index Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$156	$—	$—	$156
Investment of Cash Collateral for Securities on Loan
Investment Company	19,145	—	—	19,145

Total Investments in Securities	$47,761	$631,744	$5	$679,510

Appreciation in Other Financial Instruments
Futures Contracts	$91	$—	$—	$91

Depreciation in Other Financial Instruments
Futures Contracts	$(23)	$—	$—	$(23)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,065	$—	$7,065
Austria	—	3,244	—	3,244
Belgium	—	2,807	—	2,807
Canada	5,052	—	—	5,052
China	—	4,111	—	4,111
Finland	—	2,328	—	2,328
France	—	34,347	—	34,347
Germany	—	20,116	—	20,116
Hong Kong	—	15,137	—	15,137
India	2,818	—	—	2,818
Indonesia	—	3,229	—	3,229
Ireland	—	5,389	—	5,389
Israel	—	1,822	—	1,822
Italy	—	3,722	—	3,722
Japan	—	55,608	—	55,608
Luxembourg	—	4,455	—	4,455
Netherlands	—	28,837	—	28,837
Norway	—	3,260	—	3,260
Singapore	—	2,113	—	2,113
South Korea	—	2,392	—	2,392
Spain	—	9,902	—	9,902
Switzerland	—	7,718	—	7,718
Taiwan	—	6,312	—	6,312
United Kingdom	—	71,712	—	71,712

Total Common Stocks	7,870	295,626	—	303,496

Preferred Stock
Germany	—	4,603	—	4,603

Total Preferred Stock	—	4,603	—	4,603

Short-Term Investment
Investment Company	8,106	—	—	8,106
Investment of Cash Collateral for Securities on Loan
Investment Company	4,447	—	—	4,447

Total Investments in Securities	$20,423	$300,229	$—	$320,652

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

International Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,899	$—	$4,899
Futures Contracts	50	—	—	50

Total Appreciation in Other Financial Instruments	$50	$4,899	$—	$4,949

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,452)	$—	$(3,452)
Futures Contracts	(56)	—	—	(56)

Total Depreciation in Other Financial Instruments	$(56)	$(3,452)	$—	$(3,508)

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,202	$—	$20,202
Austria	—	14,072	—	14,072
Belgium	—	17,571	—	17,571
Canada	17,637	—	—	17,637
China	—	14,636	—	14,636
Finland	—	18,845	—	18,845
France	—	204,363	—	204,363
Germany	—	126,593	—	126,593
Hong Kong	—	41,921	—	41,921
Indonesia	—	12,669	—	12,669
Ireland	—	12,504	—	12,504
Italy	—	14,687	—	14,687
Japan	—	256,174	—	256,174
Luxembourg	—	12,267	—	12,267
Netherlands	—	145,542	—	145,542
Norway	—	36,114	—	36,114
Portugal	—	17,587	—	17,587
Singapore	—	13,842	—	13,842
South Africa	—	12,534	—	12,534
South Korea	—	13,535	—	13,535
Spain	—	62,768	—	62,768
Switzerland	—	36,691	—	36,691
Taiwan	—	13,183	—	13,183
United Kingdom	—	317,322	—	317,322

Total Common Stocks	17,637	1,435,622	—	1,453,259

Preferred Stock
Germany	—	25,221	—	25,221

Total Preferred Stock	—	25,221	—	25,221

Short-Term Investment
Investment Company	39,408	—	—	39,408
Investment of Cash Collateral for Securities on Loan
Investment Company	37,337	—	—	37,337

Total Investments in Securities	$94,382	$1,460,843	$—	$1,555,225

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$23,308	$—	$23,308

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(13,101)	$—	$(13,101)
Futures Contracts	(268)	—	—	(268)

Total Depreciation in Other Financial Instruments	$(268)	$(13,101)	$—	$(13,369)

Intrepid International Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—		$8,020	$—	$8,020
Austria	—		890	—	890
Belgium	—		1,339	—	1,339
Bermuda	—		464	—	464
Brazil	783		—	—	783
China	430		3,896	—	4,326
Denmark	—		1,407	—	1,407
Finland	—		2,432	—	2,432
France	—		12,377	—	12,377
Germany	—		11,120	—	11,120
Hong Kong	—		5,957	—	5,957
India	—		1,229	—	1,229
Indonesia	—		833	—	833
Ireland	—		1,052	—	1,052
Israel	—		427	—	427
Italy	—		3,157	—	3,157
Japan	—		26,135	—	26,135
Macau	—		841	—	841
Mexico	422		—	—	422
Netherlands	—		6,880	—	6,880
Norway	—		1,384	—	1,384
Singapore	—		812	—	812
South Korea	—		1,268	—	1,268
Spain	—		4,567	—	4,567
Sweden	—		2,225	—	2,225
Switzerland	—		13,740	—	13,740
Taiwan	—		1,218	—	1,218
United Kingdom	—		34,251	—	34,251

Total Common Stocks	1,635		147,921	—	149,556

Preferred Stocks
Brazil	926		—	—	926
Germany	—		1,193	—	1,193

Total Preferred Stocks	926		1,193	—	2,119

Rights
United Kingdom	—		48	—	48
Short-Term Investment
Investment Company	—	(a)	—	—	—	(a)

Total Investments in Securities	$2,561		$149,162	$—	$151,723

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPM Emerging Economies Fund	Balance as of 10/31/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)		Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/10
Investments in Securities
Common Stocks — Taiwan	$32		$—	$—	$—	$—		$—		$(32)	$—

Total	$32		$—	$—	$—	$—		$—		$(32)	$—

JPM International Equity Index Fund	Balance as of 10/31/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)		Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/10
Investments in Securities
Common Stocks — Australia	$—	(a)	$—	$—	$—	$—	(a)	$—	(a)	$—	$—	(a)
Common Stocks — United Kingdom	—		—	—	—	—		5		—	5

Total	$—	(a)	$—	$—	$—	$—	(a)	$5		$—	$5

(a)	Security has a zero value.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2010 (amounts in thousands):

	Value	Percentage
International Equity Index Fund	$5	—	%(a)

(a)	Amount rounds to less than 0.01%.

C. Futures Contracts — The International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

D. Forward Foreign Currency Exchange Contracts — The Global Focus Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivative Information

The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Focus Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$17

Total		$17

Liabilities:
Foreign exchange contracts	Payables	(50)

Total		$(50)

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$91

Total		$91

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(23)

Total		$(23)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$4,899
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	50	—

Total		$50	$4,899

Liabilities:
Foreign exchange contracts	Payables	$—	$(3,452)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(56)	—

Total		$(56)	$(3,452)

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$23,308

Total		$—	$23,308

Liabilities:
Foreign exchange contracts	Payables	—	(13,101)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(268)	—

Total		$(268)	$(13,101)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2010, by primary underlying risk exposure (amounts in thousands):

Global Focus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$68	$68

Total	$68	$68

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(36)	$(36)

Total	$(36)	$(36)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(2)	$(2)
Equity contracts	82	—	82

Total	$82	$(2)	$80

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$640	$640

Total	$640	$640

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$2,374	$2,374
Equity contracts	(378)	—	(378)

Total	$(378)	$2,374	$1,996

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$842	$842
Equity contracts	83	—	83

Total	$83	$842	$925

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$14,841	$14,841
Equity contracts	8,355	—	8,355

Total	$8,355	$14,841	$23,196

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$4,179	$4,179
Equity contracts	(268)	—	(268)

Total	$(268)	$4,179	$3,911

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$–	$5	$5
Equity contracts	(6,159)	–	(6,159)

Total	$(6,159)	$5	$(6,154)

The Funds’ derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume — The table below discloses the volume of the Funds’ derivatives activities as of October 31, 2010 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Global Focus Fund	International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$—	$15,915	$3,539	$11,941	$13,144
Ending Notional Balance Long	—	5,558	4,890	31,912	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	549	—	59,890	448,292	—
Average Settlement Value Sold	845	—	53,044	404,764	—
Ending Settlement Value Purchased	507	—	99,026	375,136	—
Ending Settlement Value Sold	835	—	90,477	308,006	—

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or “the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

International Equity Fund	$40
International Equity Index Fund	94
International Opportunities Fund	23
International Value Fund	130

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At October 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Cash Collateral Investments
International Equity Fund	$8,916	$9,304	$9,304
International Equity Index Fund	18,205	19,145	19,145
International Opportunities Fund	4,236	4,447	4,447
International Value Fund	35,883	37,337	37,337

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

International Equity Fund	$16
International Equity Index Fund	37
International Opportunities Fund	9
International Value Fund	53

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended October 31, 2010 (amounts in thousands):

Lending Agent Fees Incurred
International Equity Fund	$16
International Equity Index Fund	44
International Opportunities Fund	9
International Value Fund	52

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Economies Fund	$—	$19	$(19)
Emerging Markets Equity Fund	—	(538)	538
Global Focus Fund	—	65	(65)
International Equity Fund	—	87	(87)
International Equity Index Fund	—	1,460	(1,460)
International Opportunities Fund	(25,712)	2,893	22,819
International Value Fund	—	17,516	(17,516)
Intrepid International Fund	—	671	(671)

The reclassifications for the Funds relate primarily to distributions from passive foreign investment company (PFIC) gains and losses (Emerging Economies Fund, International Equity Index Fund and Intrepid International Fund), Brazil IOF tax reclasses (Emerging Economies Fund and Emerging Markets Equity Fund), litigation recovery (International Equity Fund), expiration of capital loss carryforwards (International Opportunities Fund) and foreign currency gains or losses (Emerging Economies Fund, Emerging Markets Equity Fund, Global Focus Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund).

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Focus Fund	0.80
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding fund of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Focus Fund	0.25	n/a	0.75	n/a
International Equity Fund	0.25	0.75	0.75	0.50%
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$89		$29
Global Focus Fund	—	(a)	—	(a)
International Equity Fund	17		9
International Equity Index Fund	69		26
International Opportunities Fund	3		3
International Value Fund	21		9
Intrepid International Fund	2		—	(a)

(a)	Amount rounds to less than $1,000.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Focus Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25%	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Class R2	Class R5	Institutional Class		Select Class
Emerging Economies Fund	1.85%		n/a	2.35%	n/a	1.40%	n/a		1.60%
Emerging Markets Equity Fund	2.00		2.50%	2.50	n/a	n/a	1.45%		1.75
Global Focus Fund	1.45		n/a	1.95	n/a	1.00	n/a		1.20
International Equity Fund	1.31		2.00	2.00	1.56%	0.86	n/a		1.06
International Equity Index Fund	1.18		1.93	1.93	1.43	n/a	n/a		0.93
International Opportunities Fund	1.31	*	1.92	1.92	n/a	n/a	0.91	*	1.06	*
International Value Fund	1.45		1.95	1.95	1.70	n/a	0.95		1.41
Intrepid International Fund	1.80		n/a	2.00	2.05	n/a	1.00		1.25

*	Prior to September 1, 2010, the contractual expense limitations for International Opportunities Fund were 1.42%, 0.92% and 1.17% for Class A Shares, Institutional Class Shares and Select Class Shares, respectively.

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011, except for International Opportunities Fund where the expense limitation percentage is in effect until at least February 29, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended October 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$63	$6	$3	$72	$63
Emerging Markets Equity Fund	—	—	62	62	—
Global Focus Fund	22	3	1	26	196
International Equity Fund	1,037	—	280	1,317	—
International Equity Index Fund	—	—	1,164	1,164	—

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
International Opportunities Fund	$—	$—	$78	$78	$—
International Value Fund	28	—	98	126	—
Intrepid International Fund	208	171	92	471	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$39	$—	$—	$39
International Equity Index Fund	2	134	614	750
International Value Fund	46	—	—	46
Intrepid International Fund	28	22	—	50

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended October 31, 2010 were as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Markets Equity Fund	$88
International Equity Fund	27
International Equity Index Fund	21
International Opportunities Fund	15
International Value Fund	80
Intrepid International Fund	13

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2010, International Equity Index incurred brokerage commissions of approximately $100 with related party broker/dealers.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. will make a payment to International Equity Index Fund of approximately $20,000 relating to an operational error.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$9,817	$9,601
Emerging Markets Equity Fund	708,255	144,072
Global Focus Fund	2,664	2,567
International Equity Fund	140,805	84,694
International Equity Index Fund	290,479	531,936
International Opportunities Fund	221,295	135,655
International Value Fund	1,485,217	1,646,409
Intrepid International Fund	242,333	593,921

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

During the year ended October 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$6,000	$1,730	$296	$1,434
Emerging Markets Equity Fund	1,294,451	455,893	9,947	445,946
Global Focus Fund	2,485	614	120	494
International Equity Fund	514,295	176,810	41,058	135,752
International Equity Index Fund	438,795	260,888	20,173	240,715
International Opportunities Fund	287,225	39,786	6,359	33,427
International Value Fund	1,348,500	227,686	20,961	206,725
Intrepid International Fund	129,421	23,663	1,361	22,302

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Emerging Markets Equity Fund, Global Focus Fund and International Equity Index Fund) and wash sale loss deferrals (Emerging Markets Equity Fund, Global Focus Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$154	$154
Emerging Markets Equity Fund	2,928	2,928
Global Focus Fund	26	26
International Equity Fund	9,917	9,917
International Equity Index Fund	15,692	15,692
International Opportunities Fund	5,634	5,634
International Value Fund	42,416	42,416
Intrepid International Fund	8,001	8,001

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$145	$—	$145
Emerging Markets Equity Fund	7,968	—	7,968
Global Focus Fund	30	—	30
International Equity Fund	23,058	186,174	209,232
International Equity Index Fund	36,370	71,131	107,501
International Opportunities Fund	3,948	—	3,948
International Value Fund	33,671	—	33,671
Intrepid International Fund	40,964	—	40,964

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$119	$(1,890)	$1,434
Emerging Markets Equity Fund	9,586	(10,351)	444,951
Global Focus Fund	55	(701)	493
International Equity Fund	627	(15,127)	135,863
International Equity Index Fund	14,960	(63,839)	240,896
International Opportunities Fund	7,522	(74,128)	33,561
International Value Fund	48,529	(437,944)	207,305
Intrepid International Fund	2,908	(545,308)	22,329

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

For the Funds, the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts (Global Focus Fund, International Opportunities Fund and International Value Fund), mark to market of PFICs (Emerging Economies Fund, Emerging Markets Equity Fund, Global Focus Fund, International Equity Index Fund and Intrepid International Fund) and wash sale loss deferrals (Emerging Markets Equity Fund, Global Focus Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund).

As of October 31, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2011	2016	2017	2018	Total
Emerging Economies Fund	$—	$—	$1,890	$—	$1,890
Emerging Markets Equity Fund	—	—	10,351	—	10,351
Global Focus Fund	—	437	264	—	701
International Equity Fund	—	—	7,942	7,185	15,127
International Equity Index Fund	—	—	63,839	—	63,839
International Opportunities Fund	15,833	18,724	39,130	441	74,128
International Value Fund	—	132,632	241,545	63,767	437,944
Intrepid International Fund	—	294,337	250,971	—	545,308

During the year ended October 31, 2010, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$1,380
Emerging Markets Equity Fund	18,453
Global Focus Fund	258
International Equity Fund	—
International Equity Index Fund	7,779
International Opportunities Fund	—
International Value Fund	—
Intrepid International Fund	12,171

During the year ended October 31, 2010, the International Opportunities Fund had expired capital loss carryforwards of $25,712 (amount in thousands).

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for International Equity Index Fund, International Value Fund and Intrepid International Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of the Emerging Economies Fund and the Global Focus Fund.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

In addition, the JPMorgan SmartRetirement Funds and the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
JPMorgan International Equity Fund	30.8%	n/a
JPMorgan International Equity Index Fund	n/a	38.0%
JPMorgan International Opportunities Fund	61.9	n/a
JPMorgan Intrepid International Fund	40.3	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2010, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2010, International Equity Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund invested 23.2%, 22.7%, 20.9% and 22.6% of their respective total investments (excluding Investments of Cash Collateral for Securities on Loan) in issuers in the United Kingdom. Global Focus Fund invested 22.4% of its total investments in issuers in the United States.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Subsequent Event

Effective November 30, 2010, the International Equity Fund, the International Opportunities Fund and the International Value Fund will offer Class R6 Shares.

As of November 30, 2010, the net assets of the Emerging Economies Fund increased to approximately $44,800,000, of which the J.P. Morgan Investor Funds owned approximately 82%.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2010

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	141	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	141	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	141	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	141	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	141	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	141	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	141	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	141	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	141	Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1,2010 to October 31, 2010*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$1,136.40	$9.96	1.85%
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,133.20	12.64	2.35
Hypothetical	1,000.00	1,013.36	11.93	2.35
Class R5
Actual	1,000.00	1,139.00	7.55	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Select Class
Actual	1,000.00	1,138.20	8.62	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60

Emerging Markets Equity Fund
Class A
Actual	1,000.00	1,099.90	9.84	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class B
Actual	1,000.00	1,097.20	12.48	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Class C
Actual	1,000.00	1,097.30	12.48	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Institutional Class
Actual	1,000.00	1,102.20	7.58	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1,2010 to October 31, 2010*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual	$1,000.00	$1,101.30	$8.53	1.61%
Hypothetical	1,000.00	1,017.09	8.19	1.61

Global Focus Fund
Class A
Actual	1,000.00	1,053.20	7.50	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,050.30	10.08	1.95
Hypothetical	1,000.00	1,015.38	9.91	1.95
Class R5
Actual	1,000.00	1,055.50	5.18	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,054.70	6.21	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20

International Equity Fund
Class A
Actual	1,000.00	1,072.70	6.84	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	1,069.20	9.70	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,068.50	9.70	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class R2
Actual	1,000.00	1,070.60	8.14	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R5
Actual	1,000.00	1,074.20	4.50	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Select Class
Actual	1,000.00	1,073.90	5.54	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual	1,000.00	1,067.30	5.58	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class B
Actual	1,000.00	1,062.90	9.36	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class C
Actual	1,000.00	1,062.90	9.36	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R2
Actual	1,000.00	1,066.10	6.87	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Select Class
Actual	1,000.00	1,068.00	4.27	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1,2010 to October 31, 2010*	Annualized Expense Ratio
International Opportunities Fund
Class A
Actual	$1,000.00	$1,061.90	$6.91	1.33%
Hypothetical	1,000.00	1,018.10	6.77	1.33
Class B
Actual	1,000.00	1,059.10	9.60	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,059.40	9.60	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Institutional Class
Actual	1,000.00	1,064.20	4.73	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Select Class
Actual	1,000.00	1,063.60	5.62	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

International Value Fund
Class A
Actual	1,000.00	1,075.70	7.27	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class B
Actual	1,000.00	1,073.30	9.82	1.88
Hypothetical	1,000.00	1,015.73	9.55	1.88
Class C
Actual	1,000.00	1,073.40	9.88	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Class R2
Actual	1,000.00	1,074.00	8.63	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Institutional Class
Actual	1,000.00	1,078.60	4.87	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Select Class
Actual	1,000.00	1,076.60	5.91	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13

Intrepid International Fund
Class A
Actual	1,000.00	1,086.40	7.84	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class C
Actual	1,000.00	1,084.20	10.45	1.99
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class R2
Actual	1,000.00	1,085.80	9.15	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual	1,000.00	1,090.10	5.22	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Select Class
Actual	1,000.00	1,088.40	6.53	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Focus Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Emerging Economies Fund’s performance was in the second quintile for Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the fourth, second and second quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Focus Fund’s performance was in the first quintile for Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the first, second and third quintiles for Class A shares and in the first, first and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2009, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Opportunities Fund’s performance was in the second, third and second quintiles for Class A and in the second quintile for Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the third, third and first quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the fourth, fifth and fourth quintiles for Class A shares for the one-, three- and five- year periods ended December 31, 2009, respectively, and in the fourth and fifth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for both Class A and Select Class shares were in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third and fourth quintiles, respectively of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Focus Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third and fourth quintiles, respectively of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for both Class A and Select Class shares were in the fifth quintile and that the actual total expenses for Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile, and that the actual total expenses for both Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile, and that the actual total expenses for both Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for both Class A and Select Class shares were in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2010:

Dividend Received Deduction
Emerging Economies Fund	17.15%
Global Focus Fund	28.87

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$136
Emerging Markets Equity Fund	2,928
Global Focus Fund	26
International Equity Fund	9,917
International Equity Index Fund	12,874
International Opportunities Fund	2,772
International Value Fund	24,349
Intrepid International Fund	8,001

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2010, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$154	$14
Emerging Markets Equity Fund	11,872	925
Global Focus Fund	43	4
International Equity Fund	15,556	1,366
International Equity Index Fund	20,276	2,305
International Opportunities Fund	6,331	533
International Value Fund	46,846	4,024
Intrepid International Fund	6,082	468

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2010. These shareholders will receive more detailed information along with 2010 Form 1099-DIV.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2010 All rights reserved. October 2010.

AN-INTEQ-1010

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2010

JPMorgan Tax Aware Equity Fund

(formerly JPMorgan Tax Aware Disciplined Equity Fund)

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware U.S. Equity Fund

Investments in a Fund are not bank
deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets.
References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’
prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year,
some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18,
2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at
1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the
Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices
reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield
Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from
3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a
second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan
Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at
www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset
Management

OCTOBER 31, 2010

J.P. MORGAN TAX AWARE FUNDS

1

A MESSAGE FROM GARY J. MADICH

Global Chief Investment Officer for
J.P. Morgan Asset Management’s Global Fixed Income Group

DECEMBER 6, 2010 (Unaudited)

With the recent market turmoil still fresh in the minds of many investors, new assets have poured into bond funds since the market bottomed in March 2009. Investors seem to be drawn to the perception of bonds’ relative safety versus other investments, likely a reaction to the sharp decline in stock prices in 2008 and early 2009 and the general uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events, a risk that has garnered recent attention as many states have

seen their growing budget deficit challenges become the topic of newspaper headlines. Acknowledging the challenges that are facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility.

While we
certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these investments serve as a stark reminder about the importance of a well-diversified portfolio. As an investor, the best way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Fund’s fixed income portfolio management team,

Gary J. Madich

2

J.P. MORGAN TAX AWARE FUNDS

OCTOBER 31, 2010

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2010

U.S. Stock Market

U.S stocks continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. U.S. stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, U.S. stocks recovered during the third quarter of 2010 and into October 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. In the end, the S&P 500 Index finished the twelve months ended October 31, 2010 with a 16.52% return.

Tax-Free Fixed Income Market

Yields fell to historical lows in the tax-free fixed income market, which experienced large asset inflows and a favorable supply/demand environment. New debt issuance in the tax-free market continued to decline and was significantly lower when viewed without Build America Bonds (BABS), which remained a large portion of new issuance during the reporting period. BABS were created as part of the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. The more cyclical and lower-rated sectors of the municipal market outperformed the overall tax-free market.

OCTOBER 31, 2010

J.P. MORGAN TAX AWARE FUNDS

3

JPMorgan Tax Aware Equity Fund*

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)**

15.64%

S&P 500 Index

16.52%

Net Assets as of 10/31/2010 (In Thousands)

$
472,717

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index for the twelve months ended October 31, 2010. The Fund’s stock selection in the systems hardware sector detracted from the
Fund’s relative performance, while the Fund’s stock selection in the industrial cyclical sector contributed to the Fund’s relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Hewlett-Packard Co. and Norfolk Southern. Shares of Hewlett-Packard Co. declined after the resignation of the company’s chief executive officer. Railroad operator Norfolk Southern was hurt as lower freight volumes during the economic downturn and the threat of tighter federal regulation created headwinds for the company towards the end of 2009.

Individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and Yum! Brands, Inc.
Shares of Deere & Co. rose after the construction and agricultural machinery company raised its full year 2010 net profit outlook. Shares of Yum! Brands, Inc. rose after the fast food restaurant operator reaffirmed its full year 2010 earnings outlook, citing strong growth in its China-based restaurants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund’s largest overweight was in the media sector and the Fund’s largest underweight was in the utilities sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.

Apple, Inc.

3.5
%

2.

Microsoft Corp.

3.5

3.

Norfolk Southern Corp.

2.4

4.

Procter & Gamble Co. (The)

2.4

5.

E.l. du Pont de Nemours & Co.

2.3

6.

Cisco Systems, Inc.

2.3

7.

Pfizer, Inc.

2.3

8.

Exxon Mobil Corp.

2.2

9.

Time Warner, Inc.

2.2

10.

International Business Machines Corp.

2.0

PORTFOLIO COMPOSITION BY SECTOR****

Information Technology

21.8
%

Consumer Discretionary

15.0

Financials

13.0

Health Care

11.0

Energy

10.6

Industrials

9.7

Consumer Staples

7.6

Materials

4.7

Telecommunication Services

2.8

Utilities

1.9

U.S. Treasury Obligation

0.2

Short-Term Investment

1.7

*

The Fund’s name was changed from JPMorgan Tax Aware Disciplined Equity Fund to JPMorgan Tax Aware Equity Fund on December 10, 2010.

**

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****

Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

AS OF OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010
	1 YEAR				5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
INSTITUTIONAL CLASS SHARES	1/30/97	15.64%	15.42%	10.44%	2.26%	2.02%	1.92%	0.13%	(0.13)%	0.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.80%
Barclays Capital 1-10 Year U.S. TIPS Index	7.51%
Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index	6.80%

Net Assets as of 10/31/2010 (In Thousands)	$3,190,339

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund used zero-coupon inflation-swaps in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund was designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The zero-coupon inflation-linked swaps used by the Fund were based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

HOW DID THE FUND PERFORM?

The Fund (Select Class Shares) underperformed the Barclays Capital 1-10 Year U.S. TIPS Index (the “TIPS Benchmark”) and the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Bond Benchmark”) for the twelve months ended October 31, 2010.

When comparing the Fund’s performance against the TIPS Benchmark, it is important to think about the Fund’s return on a tax-adjusted basis. Treasury Inflation Protected Securities (“TIPS”) generate income that is fully taxable, whereas the Fund attempts to provide investors with inflation protection that is more tax-efficient. During the reporting period, the Fund’s municipal securities generated a higher after-tax return than similar maturity U.S. Treasury securities because of the municipal market’s higher tax equivalent yield. The taxable equivalent yield is the amount that a taxable investment (such as a U.S. Treasury Note) would have to return in order to generate the same amount of income as a tax-exempt investment of equal maturity. As of October 31, 2010, assuming a 35% tax rate, the taxable equivalent yield for a General Obligation AAA municipal bond with a 7 year maturity was 2.94%. As of October 31, 2010, a U.S. Treasury Note with a 7 year maturity was yielding 1.89%, 105 basis points (1.05%) lower than the taxable equivalent return of a General Obligation AAA municipal bond with a 7 year maturity.

The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. This allocation hurt the Fund’s relative performance versus the Municipal Bond Benchmark as investors preferred riskier lower-quality municipal bonds during the reporting period.

On an absolute basis and relative to the Municipal Bond Benchmark, duration was a key driver of the Fund’s tax-exempt fixed income investments’ performance during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. Across most sectors and ratings segments, the Fund’s fixed income securities with longer duration outperformed, while the Fund’s holdings with shorter duration underperformed as interest rates declined.

HOW DID THE FUND’S INFLATION PROTECTION STRATEGY IMPACT PERFORMANCE?

The Fund’s zero-coupon inflation-linked swaps detracted from the Fund’s absolute return. However, as a result of the Fund’s tactical active management of the zero-coupon inflation-swaps, the Fund’s return from zero-coupon inflation-swaps, while negative, was better than the return for zero coupon inflation-swaps as measured by the 5 year Barclays Capital Inflation Swap Zero Coupon USD ERI index for the twelve months ended October 31, 2010.

In addition, the Fund’s zero-coupon inflation-linked swaps detracted from the Fund’s relative performance versus the TIPS Benchmark, as the zero-coupon inflation-swap rate underperformed the TIPS breakeven rate. The zero-coupon inflation-swap rate is used to measure the Fund’s inflation-linked swaps as compared to TIPS. The TIPS breakeven rate is the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity.

HOW WAS THE FUND POSITIONED?

Among tax-exempt fixed income investments, the Fund maintained its quality bias, as the Fund’s portfolio managers preferred

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

higher-quality issuances. For liquidity and to enhance the Fund’s overall credit quality, the Fund purchased prerefunded bonds during the reporting period. The Fund reduced its exposure to the tobacco sector due to concerns about downgrade risks.

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate.

PORTFOLIO COMPOSITION***
Municipal Bonds	94.9%
Short-Term Investment	5.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

AS OF OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010
	1 YEAR				5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		4.69%	4.69%	3.87%	3.10%	3.10%	3.06%	2.98%	2.98%	2.96%
With Sales Charge*		0.80	0.80	1.31	2.31	2.31	2.38	2.22	2.22	2.30
CLASS C SHARES	8/31/05
Without CDSC		3.96	3.96	3.17	2.48	2.48	2.45	2.37	2.37	2.35
With CDSC**		2.96	2.96	2.52	2.48	2.48	2.45	2.37	2.37	2.35
INSTITUTIONAL CLASS SHARES	8/31/05	4.95	4.95	4.12	3.43	3.43	3.38	3.31	3.31	3.27
SELECT CLASS SHARES	8/31/05	4.80	4.80	3.97	3.27	3.27	3.23	3.15	3.15	3.12

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Capital 1-10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the indices do not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = ((Barclays Capital 1–10 Year U.S. TIPS Index — Barclays Capital 1–10 Year Treasury Index) Barclays Capital X 0.75) + Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.72%
S&P 500 Index	16.52%

Net Assets as of 10/31/2010 (In Thousands)	$237,775

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware U.S. Equity Fund (the “Fund”) seeks to provide high after tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index for the twelve months ended October 31, 2010. The Fund’s stock selection in the systems hardware sector detracted from the Fund’s relative performance, while the Fund’s stock selection in the industrial cyclical sector contributed to the Fund’s relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Hewlett-Packard Co. and Microsoft Corp. Shares of Hewlett-Packard Co. declined after the resignation of the company’s chief executive officer. Shares of Microsoft Corp. declined as the market continued to debate whether the introduction of tablets will take share from PCs and notebooks or represent incremental demand. In addition, Microsoft Corp.’s lack of a tablet offering caused some investors to question the longer term growth prospects for the company.

Individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and Yum! Brands, Inc. Shares of Deere & Co. rose after the construction and agricultural machinery company raised its full year 2010 net profit outlook. Shares of Yum! Brands, Inc. rose after the fast food restaurant operator reaffirmed its full year 2010 earnings outlook, citing strong growth in its China-based restaurants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund’s largest overweight was in the media sector and the Fund’s largest underweight was in the utilities sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.8%
2.	Microsoft Corp.	3.4
3.	Norfolk Southern Corp.	2.6
4.	E.l. du Pont de Nemours & Co.	2.6
5.	Merck & Co., Inc.	2.5
6.	Cisco Systems, Inc.	2.5
7.	Pfizer, Inc.	2.4
8.	Walt Disney Co. (The)	2.4
9.	Procter & Gamble Co. (The)	2.3
10.	Goldman Sachs Group, Inc. (The)	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.6%
Consumer Discretionary	15.2
Financials	12.9
Health Care	11.1
Industrials	10.9
Energy	9.6
Consumer Staples	8.1
Materials	5.3
Telecommunication Services	2.9
Utilities	1.7
Short-Term Investment	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	4/16/01
Without Sales Charge		14.51%	14.36%	9.61%	1.97%	1.46%	1.70%	(0.78)%	(1.11)%	(0.69)%
With Sales Charge*		8.53	8.39	5.71	0.88	0.38	0.77	(1.32)	(1.65)	(1.14)
CLASS B SHARES	4/16/01
Without CDSC		13.89	13.85	9.08	1.46	1.03	1.27	(1.23)	(1.50)	(1.05)
With CDSC**		8.89	8.85	5.83	1.08	0.64	0.95	(1.23)	(1.50)	(1.05)
CLASS C SHARES	4/16/01
Without CDSC		13.89	13.83	9.11	1.45	1.00	1.26	(1.31)	(1.58)	(1.12)
With CDSC***		12.89	12.83	8.46	1.45	1.00	1.26	(1.31)	(1.58)	(1.12)
INSTITUTIONAL CLASS SHARES	9/15/00	15.06	14.70	10.21	2.42	1.56	2.07	(0.40)	(0.99)	(0.42)
SELECT CLASS SHARES	12/18/96	14.72	14.54	9.78	2.21	1.66	1.90	(0.58)	(0.94)	(0.53)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as a representation of the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 14.9%
	Auto Components — 1.9%
258	Johnson Controls, Inc.	9,059

	Diversified Consumer Services — 0.3%
44	Apollo Group, Inc., Class A (a)	1,635

	Hotels, Restaurants & Leisure — 2.6%
79	Carnival Corp.	3,390
40	Starwood Hotels & Resorts Worldwide, Inc.	2,166
133	Yum! Brands, Inc.	6,575

		12,131

	Internet & Catalog Retail — 1.3%
37	Amazon.com, Inc. (a)	6,091

	Media — 4.6%
123	Comcast Corp., Class A	2,522
85	Gannett Co., Inc.	1,009
319	Time Warner, Inc.	10,365
219	Walt Disney Co. (The)	7,917

		21,813

	Specialty Retail — 2.2%
48	Advance Auto Parts, Inc.	3,126
120	Lowe’s Cos., Inc.	2,564
232	Staples, Inc.	4,740

		10,430

	Textiles, Apparel & Luxury Goods — 2.0%
67	Coach, Inc.	3,358
41	NIKE, Inc., Class B	3,356
31	V.F. Corp.	2,610

		9,324

	Total Consumer Discretionary	70,483

	Consumer Staples — 7.5%
	Beverages — 1.1%
80	PepsiCo, Inc.	5,241

	Food & Staples Retailing — 1.5%
167	CVS Caremark Corp.	5,036
73	Sysco Corp.	2,153

		7,189

	Food Products — 1.3%
73	Campbell Soup Co.	2,637
79	General Mills, Inc.	2,973
11	Kellogg Co.	553

		6,163

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 3.1%
44	Colgate-Palmolive Co.	3,406
175	Procter & Gamble Co. (The)	11,096

		14,502

	Tobacco — 0.5%
44	Philip Morris International, Inc.	2,545

	Total Consumer Staples	35,640

	Energy — 10.6%
	Energy Equipment & Services — 1.3%
47	Nabors Industries Ltd., (Bermuda) (a)	993
72	Schlumberger Ltd.	5,004

		5,997

	Oil, Gas & Consumable Fuels — 9.3%
80	Apache Corp.	8,081
108	ConocoPhillips	6,418
61	Devon Energy Corp.	3,935
73	EOG Resources, Inc.	6,952
158	Exxon Mobil Corp.	10,518
104	Occidental Petroleum Corp.	8,187

		44,091

	Total Energy	50,088

	Financials — 12.9%
	Capital Markets — 3.5%
44	Goldman Sachs Group, Inc. (The)	7,038
92	Invesco Ltd.	2,115
129	Morgan Stanley	3,212
42	State Street Corp.	1,773
146	TD AMERITRADE Holding Corp. (a)	2,502

		16,640

	Commercial Banks — 3.1%
78	BB&T Corp.	1,821
211	U.S. Bancorp	5,110
293	Wells Fargo & Co.	7,644

		14,575

	Diversified Financial Services — 3.2%
540	Bank of America Corp.	6,178
1,395	Citigroup, Inc. (a)	5,818
11	CME Group, Inc.	3,093

		15,089

	Insurance — 3.1%
47	ACE Ltd., (Switzerland)	2,792
47	Berkshire Hathaway, Inc., Class B (a)	3,768

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
102	MetLife, Inc.	4,103
78	Prudential Financial, Inc.	4,127

		14,790

	Total Financials	61,094

	Health Care — 11.0%
	Biotechnology — 2.4%
34	Alexion Pharmaceuticals, Inc. (a)	2,296
46	Biogen Idec, Inc. (a)	2,866
98	Celgene Corp. (a)	6,111

		11,273

	Health Care Equipment & Supplies — 0.5%
55	Covidien plc, (Ireland)	2,191

	Health Care Providers & Services — 2.0%
78	Aetna, Inc.	2,327
117	Cardinal Health, Inc.	4,063
62	WellPoint, Inc. (a)	3,351

		9,741

	Pharmaceuticals — 6.1%
172	Abbott Laboratories	8,831
255	Merck & Co., Inc.	9,244
614	Pfizer, Inc.	10,687

		28,762

	Total Health Care	51,967

	Industrials — 9.7%
	Aerospace & Defense — 3.2%
120	Honeywell International, Inc.	5,645
123	United Technologies Corp.	9,220

		14,865

	Industrial Conglomerates — 1.1%
194	General Electric Co.	3,106
54	Tyco International Ltd., (Switzerland)	2,060

		5,166

	Machinery — 3.0%
61	Deere & Co.	4,675
149	PACCAR, Inc.	7,663
24	Parker Hannifin Corp.	1,861

		14,199

	Road & Rail — 2.4%
186	Norfolk Southern Corp.	11,437

	Total Industrials	45,667

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 21.7%
	Communications Equipment — 5.1%
471	Cisco Systems, Inc. (a)	10,755
159	Juniper Networks, Inc. (a)	5,155
182	QUALCOMM, Inc.	8,228

		24,138

	Computers & Peripherals — 5.3%
55	Apple, Inc. (a)	16,423
148	EMC Corp. (a)	3,100
133	Hewlett-Packard Co.	5,603

		25,126

	Internet Software & Services — 1.6%
27	Baidu, Inc., (China), ADR (a)	2,961
7	Google, Inc., Class A (a)	4,510

		7,471

	IT Services — 3.7%
67	Cognizant Technology Solutions Corp., Class A (a)	4,354
67	International Business Machines Corp.	9,560
14	MasterCard, Inc., Class A	3,272

		17,186

	Semiconductors & Semiconductor Equipment — 1.2%
131	Marvell Technology Group Ltd., (Bermuda) (a)	2,532
111	Novellus Systems, Inc. (a)	3,256

		5,788

	Software — 4.8%
612	Microsoft Corp.	16,306
222	Oracle Corp.	6,534

		22,840

	Total Information Technology	102,549

	Materials — 4.7%
	Chemicals — 2.9%
83	Dow Chemical Co. (The)	2,571
231	E.l. du Pont de Nemours & Co.	10,926

		13,497

	Metals & Mining — 1.8%
91	Freeport-McMoRan Copper & Gold, Inc.	8,607

	Total Materials	22,104

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.2%
113	AT&T, Inc.	3,234
227	Verizon Communications, Inc.	7,372

		10,606

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — 0.6%
639	Sprint Nextel Corp. (a)	2,634

	Total Telecommunication Services	13,240

	Utilities — 1.9%
	Electric Utilities — 1.5%
58	NextEra Energy, Inc.	3,186
102	Southern Co.	3,845

		7,031

	Multi-Utilities — 0.4%
63	Public Service Enterprise Group, Inc.	2,033

	Total Utilities	9,064

	Total Common Stocks (Cost $389,843)	461,896

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
1,170	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $1,176)	1,177

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.7%
	Investment Company — 1.7%
7,884	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $7,884)	7,884

	Total Investments — 99.6% (Cost $398,903)	470,957
	Other Assets in Excess of Liabilities — 0.4%	1,760

	NET ASSETS — 100.0%	$472,717

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
85	E-mini S&P 500	12/17/10	$5,014	$79

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 94.1%
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,617

	Arizona — 2.7%
	Certificate of Participation/Lease — 0.0% (g)
650	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/12	708

	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	186

	General Obligation — 1.0%
	City of Goodyear,
1,175	GO, AGM, 6.000%, 07/01/15	1,417
1,225	GO, AGM, 6.000%, 07/01/16	1,504
1,300	GO, AGM, 6.000%, 07/01/17	1,611
1,375	GO, AGM, 6.000%, 07/01/18	1,723
1,400	GO, AGM, 6.000%, 07/01/19	1,722
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	4,126
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE FGIC, 5.000%, 07/01/15 (p)	849
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE FGIC, 5.000%, 07/01/16	316
6,760	Maricopa County Unified School District No. 4-Mesa, School Improvement Project 2005, Series C, GO, 4.250%, 07/01/14	7,496
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,509
1,500	Maricopa County Unified School District No. 97-Deer Valley, School Improvement Project 2004, Series B, GO, AGM, 5.000%, 07/01/15	1,740

		32,013

	Hospital — 0.6%
	Arizona Health Facilities Authority, Banner Health,
2,000	Series D, Rev., 5.000%, 01/01/12	2,084
5,000	Series D, Rev., 5.000%, 01/01/17	5,562
2,500	Series D, Rev., 5.000%, 01/01/23	2,599
3,215	Series D, Rev., 5.000%, 01/01/24	3,361

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — Continued
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.280%, 02/02/15	2,265
2,250	Scottsdale IDA, Series A, Rev., 5.000%, 09/01/14	2,464

		18,335

	Other Revenue — 0.0% (g)
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.250%, 10/01/12	1,618

	Prerefunded — 0.4%
12,040	Arzona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	14,173

	Special Tax — 0.4%
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 07/01/33	9,715
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,188

		11,903

	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	6,250

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,711

	Total Arizona	86,897

	Arkansas — 0.5%
	General Obligation — 0.3%
8,000	State of Arkansas, Federal Highway Grant, Anticipated Tax Revenue, GO, 5.000%, 08/01/12 (p)	8,633

	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,346

	Water & Sewer — 0.0% (g)
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,056

	Total Arkansas	17,035

	California — 6.9%
	Education — 0.7%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,122

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/17	1,150
2,025	Series E, Rev., 5.250%, 10/01/18	2,301
	University of California,
5,000	Series O, Rev., 5.750%, 05/15/29	5,824
5,285	Series O, Class O, Rev., 5.750%, 05/15/28	6,178
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,344

		23,919

	General Obligation — 2.5%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	427
2,500	GO, Zero Coupon, 05/01/16	2,107
2,000	GO, Zero Coupon, 05/01/17	1,596
1,490	GO, Zero Coupon, 05/01/19	1,047
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	1,335
750	El Camino Community College District, Election of 2002, Series B, GO, NATL-RE, FGIC, 4.250%, 08/01/12	795
	Evergreen Elementary School District,
3,000	Series A, GO, AGM, 6.000%, 08/01/13	3,415
1,090	Series A, GO, AGM, 6.000%, 08/01/16	1,345
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	5,269
5,845	GO, AGC, Zero Coupon, 08/01/15	5,149
250	Los Altos School District, GO, AMBAC, 5.000%, 08/01/21	274
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,142
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	2,937
1,500	Placentia-Yorba Linda Unified School District, 2002 Election, Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/27	1,644
1,220	San Diego Unified School District, Election of 1998, Series F-1, GO, AGM, 5.250%, 07/01/28	1,395
	Santa Monica Community College District, Election of 2007,
2,500	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	2,486
1,500	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,477

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
2,700	Saugus Union School District, GO, NATL-RE, FGIC, 5.250%, 08/01/20	3,221
1,000	State of California, GO, 5.000%, 08/01/16	1,147
6,060	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14	6,901
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,962
940	GO, 5.000%, 04/01/16	1,073
3,810	GO, 5.000%, 04/01/17	4,363
5,000	GO, 5.000%, 04/01/20	5,568
10,000	GO, 5.500%, 04/01/18	11,786
5,000	GO, 5.500%, 04/01/21	5,638
5,000	GO, 5.625%, 04/01/26	5,427

		80,926

	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/24	1,760
2,000	Series C, Rev., 6.250%, 10/01/28	2,309
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,041

		5,110

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/24	211

	Other Revenue — 0.2%
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,933
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,515

		6,448

	Prerefunded — 2.1%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	416
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,847
	California State Department of Water Resources,
5,000	Series A, Rev., 5.375%, 05/01/12 (p)	5,420
5,000	Series A, Rev., 5.750%, 05/01/12 (p)	5,448

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
13,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	15,008
	Golden State Tobacco Securitization Corp., Asset-Backed,
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,366
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,593
4,765	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,288
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	4,288
18,945	GO, 5.125%, 02/01/14 (p)	21,596
1,770	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14 (p)	2,050

		66,320

	Transportation — 0.5%
14,450	San Bernardino County Transportation Authority, Series A, Rev., 5.000%, 05/01/12	15,351

	Utility — 0.3%
	California State Department of Water Resources, Power Supply,
850	Series A, Rev., NATL-RE, 5.250%, 05/01/12	908
2,070	Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,327
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,254

		8,489

	Water & Sewer — 0.4%
8,025	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.000%, 12/01/11	8,594
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	2,415
	City of Vallejo, Water Revenue,
1,370	Rev., NATL-RE, 5.000%, 05/01/16	1,360
1,690	Rev., NATL-RE, 5.000%, 05/01/21	1,726

		14,095

	Total California	220,869

	Colorado — 2.7%
	Certificate of Participation/Lease — 0.2%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/27 (p)	6,366

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 1.7%
7,230	Arapahoe County School District No. 5 Cherry Creek, Improvement, GO, AGM, 5.000%, 12/15/13	8,189
	Denver City & County, Better Denver & Zoo,
730	Series A, GO, 4.000%, 08/01/12	775
1,330	Series A, GO, 4.000%, 08/01/13	1,451
460	Series A, GO, 4.000%, 08/01/14	512
	Douglas County School District No. Re-1 Douglas & Elbert Counties,
5,275	GO, 5.250%, 12/15/20	6,446
6,950	GO, 5.250%, 12/15/23	8,519
2,345	GO, 5.250%, 12/15/25	2,899
1,660	Highlands Ranch Metropolitan District, Family & Children’s Fund Bonds, GO, 5.000%, 12/01/10	1,667
	Jefferson County School District R-1,
10,000	GO, 5.000%, 12/15/22	11,888
10,000	Series A, GO, AGM, 5.250%, 12/15/12	10,983

		53,329

	Other Revenue — 0.2%
5,000	Denver City & County, Airport, Series B, Rev., 5.500%, 11/15/13 (p)	5,726

	Prerefunded — 0.5%
5,000	Colorado Health Facilities Authority, Catholic Health, Series A, Rev., 5.500%, 03/01/12 (p)	5,333
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,677
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	2,858
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,993

		16,861

	Transportation — 0.0% (g)
1,000	Denver City & County, Airport, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,114

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,406

	Water & Sewer — 0.0% (g)
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.000%, 12/01/19	1,031

	Total Colorado	85,833

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Connecticut — 1.6%
	Education — 0.0% (g)
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,056

	General Obligation — 1.4%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	351
200	GO, 5.000%, 06/01/20	236
	City of Hartford,
1,025	GO, AGC, 5.000%, 11/15/14	1,183
1,325	GO, AGC, 5.000%, 11/15/15	1,553
250	GO, AGC, 5.000%, 11/15/16	296
270	GO, AGC, 5.000%, 11/15/17	322
595	GO, AGC, 5.000%, 11/15/18	710
	State of Connecticut,
3,000	GO, 5.000%, 03/15/14	3,406
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,265
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	6,076
12,990	Series B, GO, NATL-RE, 5.000%, 12/01/12	14,188
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	11,691
650	Town of Trumbull, GO, 5.000%, 09/15/15	759

		45,036

	Transportation — 0.1%
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,117

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	293
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,520
2,000	State of Connecticut, Revolving Fund, Series A, Rev., 5.000%, 06/01/13	2,225

		4,038

	Total Connecticut	51,247

	Delaware — 0.5%
	Education — 0.2%
6,000	University of Delaware, Series A, Rev., VAR, 2.000%, 06/01/11	6,038

	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,211

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.2%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,179
1,000	Series B, Rev., 5.000%, 11/01/18	1,210
1,000	Series B, Rev., 5.000%, 11/01/21	1,177
	Wilmington Parking Authority,
1,500	Rev., AGM, 5.250%, 09/15/14	1,710
500	Rev., AGM, 5.250%, 09/15/15	578

		5,854

	Transportation — 0.1%
1,675	Delaware Transportation Authority, Motor Fuel Tax Revenue, Unrefunded Balance, Series B, Rev., AMBAC, 5.000%, 07/01/13	1,796

	Total Delaware	14,899

	District of Columbia — 0.6%
	Other Revenue — 0.6%
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	4,041
5,000	Series A, Rev., 5.000%, 12/01/18	5,959
6,000	Series A, Rev., 5.000%, 12/01/19	7,128
2,000	Series A, Rev., 5.000%, 12/01/20	2,378

	Total District of Columbia	19,506

	Florida — 3.0%
	Certificate of Participation/Lease — 0.3%
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,743
3,405	Series D, COP, AGM-CR FGIC, 5.000%, 08/01/21	3,501
3,955	Palm Beach County, School Board, Series D, COP, AGM, 5.250%, 08/01/13	4,233

		10,477

	General Obligation — 0.5%
15,000	Florida State Board of Education, Public Education, Capital Outlay, Series B, GO, 4.750%, 06/01/21	16,312
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	154

		16,466

	Other Revenue — 0.4%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	2,031
2,355	Rev., AGC, 5.000%, 09/01/18	2,655
1,070	Rev., AGC, 5.000%, 09/01/20	1,173

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue —Continued
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,862
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,984

		12,705

	Prerefunded — 0.5%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,778
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,340
2,560	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.625%, 08/15/11 (p)	2,695

		13,813

	Special Tax — 0.5%
	Florida State Department of Environmental Protection, Florida Forever,
7,060	Series A, Rev., NATL-RE, 5.375%, 07/01/16	7,548
3,140	Series A, Rev., NATL-RE, 5.375%, 07/01/17	3,351
5,000	Series C, Rev., AMBAC, 5.000%, 07/01/17	5,373

		16,272

	Utility — 0.0% (g)
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/19	120

	Water & Sewer — 0.8%
	Miami-Dade County, Water & Sewer Systems,
6,000	Series B, Rev., AGM, 5.000%, 10/01/14	6,878
15,180	Series B, Rev., AGM, 5.000%, 10/01/15	17,719

		24,597

	Total Florida	94,450

	Georgia — 5.2%
	Education — 0.1%
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,255

	General Obligation — 3.4%
1,660	City of Marietta, School, Series A, GO, 5.000%, 02/01/16	1,954
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/26	5,497
1,025	Fulton County School District, GO, 6.375%, 05/01/12	1,111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
7,500	Gwinnett County School District, GO, 5.000%, 02/01/13	8,245
2,300	Newton County School District, GO, 5.000%, 04/01/12	2,447
1,535	Peach County, Sales Tax, GO, 5.000%, 07/01/12	1,646
	State of Georgia,
5,030	Series A, GO, 5.000%, 09/01/12	5,449
3,425	Series A, GO, 5.000%, 09/01/15 (p)	4,039
11,245	Series A-1, GO, 5.000%, 07/01/12	12,100
1,000	Series B, GO, 5.750%, 08/01/17	1,248
14,960	Series C, GO, 5.000%, 07/01/17	17,962
1,120	Series C, GO, 5.500%, 07/01/12	1,215
10,000	Series C, GO, 5.500%, 07/01/15	11,573
1,700	Series D, GO, 5.250%, 10/01/11	1,778
5,000	Series E, GO, 4.000%, 07/01/13	5,446
3,935	Series E, GO, 5.000%, 08/01/16	4,699
16,535	Series G, GO, 5.000%, 11/01/13	18,668
3,000	Series G, GO, 5.000%, 11/01/14	3,478

		108,555

	Prerefunded — 0.2%
6,440	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/14 (p)	7,334

	Special Tax — 0.4%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	11,902

	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	8,537
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,286
5,000	Series A, Rev., 5.000%, 06/01/15	5,804

		16,627

	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,930

	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	8,035
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	3,971

		12,006

	Total Georgia	164,609

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Hawaii — 2.1%
	General Obligation — 1.2%
	State of Hawaii,
5,515	Series CY, GO, AGM, 5.750%, 02/01/14	6,360
2,750	Series D, GO, 5.000%, 06/01/16 (p)	3,279
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/22	11,113
7,500	Series DQ, GO, 5.000%, 06/01/15	8,739
7,250	Series DR, GO, 5.000%, 06/01/16	8,556

		38,047

	Prerefunded — 0.3%
9,455	State of Hawaii, Series CZ, GO, AGM, 5.250%, 07/01/12 (p)	10,210

	Transportation — 0.2%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,732
2,575	Rev., 5.000%, 01/01/19	3,052

		4,784

	Water & Sewer — 0.4%
	City & County of Honolulu, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,170
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,027
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,400

		12,597

	Total Hawaii	65,638

	Idaho — 0.7%
	Education — 0.1%
2,800	University of Idaho, Series A, Rev., VAR, AGM, 4.375%, 04/01/11	2,840

	General Obligation — 0.1%
	Ada & Canyon Counties Joint School District No. 2 Meridian,
1,000	GO, 5.000%, 07/30/17	1,191
1,000	GO, 5.000%, 07/30/19	1,194

		2,385

	Hospital — 0.3%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	9,132

	Other Revenue — 0.2%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,830

	Total Idaho	22,187

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 1.6%
	General Obligation — 0.4%
5,000	City of Chicago, Emergency Telephone System, GO, NATL-RE, FGIC, 5.250%, 01/01/14	5,570
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Class F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	180
3,970	State of Illinois, Series A, GO, AGM, 5.000%, 06/01/14	4,339
1,165	Will County High School District No. 204-Joliet, Series B, GO, NATL-RE, 5.000%, 01/01/13	1,272

		11,361

	Hospital — 0.1%
2,810	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	2,969

	Prerefunded — 0.3%
3,200	Chicago Housing Authority, Rev., 5.375%, 07/01/12 (p)	3,464
2,000	City of Chicago, Lakefront Millenium Parking Facility, GO, NATL-RE, 5.700%, 01/01/12 (p)	2,162
5,000	City of Chicago, Skyway Toll, Rev., AMBAC, 5.500%, 01/01/11 (p)	5,095
195	Will County School District No. 122, Series 2004-A, GO, AGM, 6.500%, 11/01/10 (p)	195

		10,916

	Short Term Note — 0.2%
5,000	State of Illinois, GO, 3.000%, 06/14/11	5,046

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,332
1,160	State of Illinois, Sales Tax, Rev., 5.000%, 06/15/11	1,191

		4,523

	Transportation — 0.5%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,318
2,500	Chicago Transit Authority, Federal Transit Administration, Section 5307, Rev., AMBAC, 5.000%, 06/01/18	2,794
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,823
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	911

		14,846

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — 0.0% (g)
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/30	1,206

	Total Illinois	50,867

	Indiana — 1.2%
	Certificate of Participation/Lease — 0.2%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., COP, AGM, 5.000%, 01/15/13	1,093
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., COP, AMBAC, 5.000%, 01/01/15	5,955

		7,048

	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,344
2,920	Southwest Allen Multi School Building Corp., First Mortgage, Series A, Rev., NATL-RE , 5.000%, 07/15/18	3,150

		7,494

	Other Revenue — 0.3%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,292
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	178
1,900	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	2,183
	South Bend Community School Corp., First Mortgage,
1,000	Rev., AGM, 4.000%, 07/05/11	1,025
1,350	Rev., AGM, 5.000%, 07/05/14	1,537
855	Rev., AGM, 5.000%, 01/05/16	994
1,030	Rev., AGM, 5.000%, 07/05/17	1,213

		9,422

	Prerefunded — 0.5%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	4,309
10,000	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	11,392

		15,701

	Total Indiana	39,665

	Iowa — 0.5%
	General Obligation — 0.2%
	City of Des Moines, Capital Loan Notes,
1,245	Series C, GO, 5.000%, 06/01/12	1,335

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,090	Series C, GO, 5.000%, 06/01/13	1,212
3,150	Series C, GO, 5.000%, 06/01/14	3,600
1,070	Series C, GO, 5.000%, 06/01/15	1,250

		7,397

	Prerefunded — 0.3%
7,820	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.600%, 06/01/11 (p)	8,137

	Total Iowa	15,534

	Kansas — 2.3%
	General Obligation — 0.2%
	City of Sailna, Internal Improvement,
2,075	Series A, GO, 5.000%, 10/01/17	2,483
2,170	Series A, GO, 5.000%, 10/01/18	2,610

		5,093

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,822
6,105	Rev., 5.000%, 06/01/17	7,203

		14,025

	Other Revenue — 0.7%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	2,012
	Kansas State Department of Transportation,
5,000	Series A, Rev., 5.000%, 09/01/13	5,604
7,000	Series A, Rev., 5.000%, 09/01/16	8,342
4,800	Series A, Rev., 5.000%, 09/01/18	5,792

		21,750

	Prerefunded — 0.9%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	19,109
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,147

		27,256

	Utility — 0.1%
3,755	Wyandotte County-Kansas City Unified Government, Series 2004, Rev., AMBAC, 5.650%, 09/01/15	4,429

	Total Kansas	72,553

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Kentucky — 1.3%
	Certificate of Participation/Lease — 0.1%
4,050	Kentucky Turnpike Authority, Revitalization Project, Series A, Rev., COP, AMBAC, 5.500%, 07/01/12	4,382

	Other Revenue — 0.9%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	6,864
1,000	Rev., AGM, 5.000%, 11/01/24	1,098
	Louisville & Jefferson County Metro Government Board of Water Works,
13,225	Series A, Rev., 5.000%, 11/15/14	15,318
3,955	Series A, Rev., 5.000%, 11/15/18	4,783

		28,063

	Prerefunded — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,621
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,545

		10,166

	Total Kentucky	42,611

	Louisiana — 0.3%
	Other Revenue — 0.1%
5,000	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 1.030%, 06/01/13	5,007

	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,334
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,452

		5,786

	Total Louisiana	10,793

	Maryland — 3.8%
	Education — 0.4%
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,526
4,340	Series A, Rev., 5.000%, 04/01/17	5,179
4,560	Series A, Rev., 5.000%, 04/01/18	5,462

		13,167

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 2.2%
	Hardford County, Public Improvement,
5,500	GO, 5.000%, 07/01/15	6,455
4,060	GO, 5.000%, 12/01/15	4,802
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14	3,019
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17	6,006
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	7,591
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	24,308
	State of Maryland, State & Local Facilities Loan, Second Series,
6,700	GO, 5.000%, 08/01/13 (p)	7,500
8,000	GO, 5.000%, 08/01/15	9,420

		69,101

	Other Revenue — 0.6%
	Baltimore Board of School Commissioners,
5,910	Rev., 5.000%, 05/01/14	6,743
4,625	Rev., 5.000%, 05/01/15	5,399
4,725	Rev., 5.000%, 05/01/17	5,639
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,687

		19,468

	Prerefunded — 0.0% (g)
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,137

	Transportation — 0.5%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/18	4,445
9,880	Rev., 5.250%, 12/15/17	12,052

		16,497

	Water & Sewer — 0.1%
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,303

	Total Maryland	120,673

	Massachusetts — 3.9%
	Education — 0.4%
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	11,486

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 1.4%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,904
	Commonwealth of Massachusetts, Consolidated Lien,
3,050	Series C, GO, AGM, 5.500%, 11/01/10	3,050
4,100	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/13	4,679
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	11,737
2,455	Series D, GO, 5.250%, 10/01/13 (p)	2,772
10,450	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	10,952

		44,094

	Other Revenue — 0.1%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,982
1,770	Rev., AGM, 5.000%, 04/01/17	1,967

		3,949

	Prerefunded — 1.9%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	246
	Commonwealth of Massachusetts, Consolidated Lien,
5,000	Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	6,152
10,000	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	10,480
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	6,018
	Commonwealth of Massachusetts, Special Obligation,
14,900	Rev., FGIC, 5.000%, 01/01/14 (p)	16,746
4,160	Rev., FGIC, 5.250%, 01/01/14 (p)	4,708
2,500	Commonwealth of Massachusetts, Water Pollution Abatement, Rev., 5.000%, 08/01/14 (p)	2,876
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	13,432

		60,658

	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/22	4,263

	Total Massachusetts	124,450

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — 1.7%
	Education — 0.3%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	4,099
4,170	Series A, Rev., 5.000%, 04/01/21	4,818

		8,917

	General Obligation — 0.2%
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,132
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,399
2,025	Ypsilanti School District, GO, AGC, Q-SBLF, 4.000%, 05/01/13	2,157

		6,688

	Hospital — 0.1%
3,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	3,145

	Other Revenue — 0.4%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., AGM-CR, BHAC-CR, FGIC, 5.500%, 01/01/22	11,816
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., AGM, 5.000%, 09/01/16	1,589

		13,405

	Prerefunded — 0.5%
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, Q-SBLF, 5.000%, 05/01/13 (p)	8,839
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,571

		14,410

	Water & Sewer — 0.2%
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	608
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., NATL-RE, 5.250%, 07/01/23	262
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	6,307

		7,177

	Total Michigan	53,742

	Minnesota — 2.0%
	General Obligation — 1.7%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.000%, 04/01/12	3,105

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,963
4,900	GO, 5.000%, 11/01/19	5,618
9,530	GO, 5.250%, 11/01/12 (p)	10,435
10,000	GO, AGM, 5.000%, 08/01/13 (p)	11,144
6,760	Series C, GO, 5.000%, 08/01/16	8,061
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	10,029

		54,355

	Other Revenue — 0.3%
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.000%, 03/01/13	9,533

	Total Minnesota	63,888

	Mississippi — 0.7%
	General Obligation — 0.2%
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,616

	Prerefunded — 0.5%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	14,178

	Total Mississippi	20,794

	Missouri — 3.4%
	General Obligation — 0.1%
1,000	Cass County Reorganized School District No. R-2, GO, 5.000%, 03/01/20	1,123
2,260	Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,695

		3,818

	Other Revenue — 1.7%
14,000	Missouri State Board of Public Buildings, Series A, Rev., 5.000%, 10/15/15	15,523
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	13,012
20,915	Series A, Rev., 5.000%, 01/01/21	24,818

		53,353

	Prerefunded — 0.0% (g)
1,575	Hazelwood School District, GO, 5.250%, 03/01/13 (p)	1,745

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 1.6%
	Missouri Highway & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,419
4,060	Series A, Rev., 5.000%, 05/01/20	4,803
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.000%, 02/01/13	2,639
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,328
7,000	Series A, Rev., 5.000%, 05/01/17	8,188
6,000	Series B, Rev., 5.000%, 05/01/22	6,726
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,924
	Missouri State Highways & Transit Commission, Senior Lien,
5,000	Rev., 5.000%, 02/01/16	5,897
7,000	Rev., 5.000%, 02/01/21	7,897

		49,821

	Total Missouri	108,737

	Nebraska — 0.6%
	Education — 0.3%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	4,185
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,266

		8,451

	Utility — 0.3%
7,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	7,581
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	292
600	Series B, Rev., AGM, 5.000%, 01/01/18	700
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,847

		11,420

	Total Nebraska	19,871

	Nevada — 1.5%
	Education — 0.4%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 07/01/21	6,197
6,075	Series B, Rev., AMBAC, 5.000%, 07/01/22	6,470

		12,667

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.3%
5,450	Clark County, Flood Control, GO, 5.000%, 11/01/13	6,070
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,394

		11,464

	Prerefunded — 0.6%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,511
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	14,093

		18,604

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,795

	Total Nevada	48,530

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,190
1,035	Series E, Rev., 5.000%, 01/15/24	1,192
1,195	Series E, Rev., 5.000%, 01/15/26	1,363
1,250	Series E, Rev., 5.000%, 01/15/27	1,414

	Total New Hampshire	5,159

	New Jersey — 2.0%
	Education — 0.3%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	8,272

	General Obligation — 0.5%
1,100	Hunterdon County, General Improvement, GO, 4.000%, 05/01/13	1,195
1,350	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	1,581
2,500	State of New Jersey, GO, 5.250%, 08/01/20	2,991
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,393
	Township of Franklin, Somerset County,
665	GO, 4.000%, 05/01/16	751
1,180	GO, 5.000%, 05/01/17	1,402
	Township of Woodbridge,
1,000	GO, 4.000%, 07/15/15	1,114
1,720	GO, 4.000%, 07/15/16	1,921

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,100	GO, 5.000%, 07/15/22	1,272
1,200	GO, 5.000%, 07/15/23	1,377

		14,997

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14	5,340
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/16	8,781

		14,121

	Other Revenue — 0.2%
6,000	Garden State Preservation Trust, 2005, Series A, Rev., AGM, 5.800%, 11/01/17	7,250

	Prerefunded — 0.6%
	Garden State Preservation Trust,
2,670	Series A, Rev., AGM, 5.250%, 11/01/13 (p)	3,030
	New Jersey Transportation Trust Fund Authority, Transportation System,
5,000	Series C, Rev., AGM-CR, 5.500%, 06/15/13 (p)	5,630
1,500	Series D, Rev., 5.000%, 06/15/14 (p)	1,720
8,120	Tobacco Settlement Financing Corp., Rev., 6.750%, 06/01/13 (p)	9,382

		19,762

	Total New Jersey	64,402

	New Mexico — 1.3%
	General Obligation — 0.2%
5,000	Albuquerque Municipal School District No. 12, GO, 5.000%, 08/01/14	5,740

	Other Revenue — 0.5%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,832
1,690	Series B, Rev., 5.000%, 06/01/23	1,892
1,820	Series B, Rev., 5.000%, 06/01/25	2,021
1,965	Series B, Rev., 5.000%, 06/01/27	2,157
	New Mexico Finance Authority, State Transportation, Sub Lien,
1,195	Series A-2, Rev., 4.000%, 12/15/18	1,335
3,000	Series A-2, Rev., 5.000%, 12/15/19	3,562
2,245	Series A-2, Rev., 5.000%, 12/15/20	2,668

		15,467

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — 0.6%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/16	7,897
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/14	11,591

		19,488

	Total New Mexico	40,695

	New York — 8.2%
	Certificate of Participation/Lease — 0.5%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	16,435

	Education — 1.6%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,564
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	6,275
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	11,288
4,000	Series A, Rev., 5.000%, 03/15/23	4,504
8,000	Series C, Rev., 5.000%, 03/15/14	9,042
6,500	Series C, Rev., 5.000%, 12/15/21	7,254
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	443
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	574
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	769
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,540
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	4,873

		50,126

	General Obligation — 0.1%
	Briarcliff Manor, Public Improvement,
285	Series A, GO, AGM, 5.000%, 09/01/13	320
100	Series A, GO, AGM, 5.000%, 09/01/14	116
2,860	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/21	3,110

		3,546

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.2%
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., AGM, 5.000%, 02/15/14	4,037
2,220	Series D, Rev., AGM, 5.000%, 08/15/14	2,524
510	Series D, Rev., AGM, 5.000%, 02/15/18	584

		7,145

	Other Revenue — 1.7%
1,235	New York City Municipal Water Finance Authority, Fiscal Year 2010, Series BB, Rev., 2.500%, 06/15/13	1,291
17,835	New York City Municipal Water Finance Authority, Second Generation Resolution, Series FF, Rev., 5.000%, 06/15/24	20,296
400	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	460
395	New York City Transitional Finance Authority, Future Tax Secured, Sub Series A-2, Rev., 5.000%, 11/01/18	453
10,000	New York State Dormitory Authority, Construction Services Contract, Series A, Rev., 5.000%, 07/01/23	11,034
7,425	New York State Thruway Authority, Series B, Rev., 5.000%, 04/01/23	8,182
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	6,008
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/18	5,416

		53,140

	Prerefunded — 0.7%
5,000	Metropolitan Transportation Authority, Series A, Rev., FGIC, 5.250%, 11/15/11 (p)	5,262
	New York State Thruway Authority,
5,000	Series A, Rev., 5.500%, 03/15/12 (p)	5,352
5,000	Series A, Rev., NATL-RE, 5.250%, 04/01/13 (p)	5,560
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, 6.950%, 07/15/17 (p)	6,597

		22,771

	Special Tax — 1.5%
	New York City Transitional Finance Authority, Future Tax Secured,
5,000	Series A, Rev., VAR, 5.500%, 11/01/26	5,233
4,985	Series B, Rev., 5.000%, 11/01/17	5,894
3,750	Series B, Rev., 5.000%, 11/01/21	4,336

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — Continued
7,875	New York Local Government Assistance Corp., Sub Series A-5/6, Rev., 5.500%, 04/01/19	9,616
5,805	New York Local Government Assistance Corp., Senior Lien, Rev., 5.500%, 04/01/19	7,088
	New York State Environmental Facilities Corp.,
1,000	Series A, Rev., 5.000%, 12/15/19	1,144
2,430	Series A, Rev., 5.250%, 12/15/18	2,924
5,000	New York State Thruway Authority, Series A, Rev., 5.250%, 03/15/19	5,972
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/27	5,521

		47,728

	Transportation — 1.0%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/28	1,181
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,912
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	8,323
7,000	Series B, Rev., NATL-RE, FGIC, 5.250%, 11/15/16	7,748
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 04/01/18	2,900
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/15	5,943

		33,007

	Water & Sewer — 0.9%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,834
	New York City Municipal Water Finance Authority,
380	Series AA, Rev., 5.000%, 06/15/17	448
2,500	Series CC, Rev., 5.000%, 06/15/29	2,716
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/17	2,887
1,010	New York State Environmental Facilities Corp., Rev., AGM, 5.750%, 06/15/12	1,094
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Sub Series C, Rev., 5.000%, 06/15/21	11,524
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,563
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,561

		28,627

	Total New York	262,525

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — 1.9%
	Certificate of Participation/Lease — 0.1%
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/17	1,176

	General Obligation — 1.0%
200	City of Charlotte, Series B, GO, 5.000%, 06/01/20	239
	Durham County,
1,000	GO, 5.000%, 04/01/16	1,183
1,175	GO, 5.000%, 04/01/17	1,402
2,950	Mecklenburg County, Public Improvement, Series B, GO, 5.000%, 02/01/15	3,429
1,240	New Hanover County, GO, 5.000%, 12/01/16	1,487
10,000	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/15	11,702
	Wake County, Annual Appropriation, Limited Obligation,
1,205	GO, 5.000%, 06/01/17	1,426
3,905	GO, 5.000%, 06/01/20	4,564
5,950	GO, 5.000%, 06/01/21	6,857

		32,289

	Other Revenue — 0.5%
8,075	City of Charlotte, Equipment Acquisition & Public Facilities, Series A, COP, 5.000%, 06/01/13	8,924
	City of High Point,
1,000	Rev., AGM, 5.000%, 11/01/25	1,104
1,170	Rev., AGM, 5.000%, 11/01/26	1,283
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/22	4,726

		16,037

	Transportation — 0.2%
6,755	State of North Carolina, Rev., NATL-RE, 5.000%, 03/01/12	7,161

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,854
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., NATL-RE, 6.000%, 01/01/11	227

		3,081

	Total North Carolina	59,744

	Ohio — 2.6%
	Certificate of Participation/Lease — 0.1%
2,105	Ohio State Building Authority, Adult Correctional Facilities, Series B, Rev., COP, 5.000%, 10/01/13	2,350

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	3,061

	General Obligation — 1.4%
1,390	City of Cleveland, Series A, GO, AMBAC, 5.000%, 10/01/14	1,584
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/15	8,833
2,000	City of Columbus, Various Purpose, Series D, GO, 5.000%, 12/15/11	2,106
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,805
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/22	247
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,420
3,165	Series B, GO, 5.000%, 09/15/15	3,685
5,335	Series B, GO, 5.000%, 09/15/16	6,274
5,325	Series D, GO, 5.000%, 09/15/12	5,769
5,495	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 02/01/15	6,440

		45,163

	Other Revenue — 0.4%
4,000	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/24	3,482
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,500
7,245	State of Ohio, Infrastructure Project, Major New Street, Series 2010-1, Rev., 5.000%, 06/15/13	8,021

		14,003

	Prerefunded — 0.2%
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, NATL-RE, 5.625%, 12/01/11 (p)	211
6,330	Ohio State Water Development Authority, Rev., 5.000%, 06/01/15 (p)	7,418

		7,629

	Transportation — 0.1%
1,715	City of Cleveland, Rev., AGM, 5.250%, 09/15/18	1,916

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.3%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,568
4,650	Series A, Rev., 5.000%, 12/01/18	5,591

		10,159

	Total Ohio	84,281

	Oklahoma — 0.4%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,287
3,500	Rev., 5.500%, 09/01/15	4,158
5,210	Rev., 5.500%, 09/01/18	6,356

	Total Oklahoma	11,801

	Oregon — 2.0%
	Certificate of Participation/Lease — 0.5%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	3,956
3,350	Series A, COP, 5.000%, 05/01/21	3,815
6,965	Series A, COP, 5.000%, 05/01/22	7,861

		15,632

	General Obligation — 0.8%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,795
1,500	Deschutes County Administrative School, District No. 1, GO, AGM, 5.000%, 06/15/11	1,545
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	124
5,085	Oregon State Department of Administrative Services, Series A, GO, 5.000%, 05/01/14	5,735
	Portland Community College District,
2,055	GO, 5.000%, 06/15/13	2,284
4,950	GO, AGM, 5.000%, 06/15/14	5,652
7,880	Washington County School District No 1 West Union, Hillsboro, GO, NATL-RE, FGIC, 5.000%, 06/15/13	8,747

		25,882

	Other Revenue — 0.4%
10,060	Oregon State Department of Administrative Services, Rev., AGM, 5.000%, 09/01/12	10,883
2,715	Oregon State Department of Transportation, Series B, Rev., 5.000%, 11/15/19	3,072

		13,955

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — 0.1%
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,496

	Water & Sewer — 0.2%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,786

	Total Oregon	64,751

	Pennsylvania — 3.1%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/22	1,441
2,000	Series A, Rev., 5.000%, 03/01/23	2,288

		3,729

	General Obligation — 2.3%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/15	10,429
1,000	Allegheny Valley Joint School District, Series A, GO, NATL-RE, 5.000%, 11/01/19	1,117
2,165	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15	2,526
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,163
9,475	City of Pittsburgh, Series A, GO, AGM, 5.000%, 09/01/12	10,107
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,588
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.000%, 10/01/13	1,124
14,865	GO, 5.000%, 05/15/18	17,753
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/22	4,464
3,925	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	4,844
1,315	Haverford Township School District, GO, AGM, 5.250%, 03/15/16	1,551
1,060	Marple Newtown School District, GO, AGM, 5.000%, 03/01/17	1,217
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/20	2,142
1,200	GO, AGM, 5.000%, 05/01/21	1,364
2,365	GO, AGM, 5.000%, 05/01/22	2,666
2,050	Seneca Valley School District, GO, AGM, 5.000%, 07/01/13	2,274

		72,329

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.2%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	6,186
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 0.979%, 12/01/24	2,303

		8,489

	Other Revenue — 0.1%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., VAR, 4.500%, 08/15/16	2,570
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,301

		3,871

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	3,036

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR-AMBAC, 5.000%, 12/01/18	2,347

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,997

	Total Pennsylvania	99,798

	Puerto Rico — 0.2%
	Prerefunded — 0.2%
5,000	Puerto Rico Public Buildings Authority, Rev., CIFG-TCRS, 5.250%, 07/01/12 (p)	5,387

	South Carolina — 1.9%
	Certificate of Participation/Lease — 0.0% (g)
200	Charleston County, Public Facilities Corp., COP, NATL-RE, 5.000%, 06/01/12	214

	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	3,309

	General Obligation — 0.6%
10,000	State of South Carolina, Series A, GO, 5.000%, 06/01/19	12,051
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,565
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,553

		20,169

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.2%
7,450	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/18	7,457

	Prerefunded — 0.2%
4,585	Berkeley County School District, GO, AGM, SCSDE, 5.500%, 07/15/12 (p)	4,981

	Utility — 0.7%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	15,092
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	8,038

		23,130

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,550

	Total South Carolina	61,810

	Tennessee — 1.1%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,839

	General Obligation — 0.3%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,811
	Metropolitan Government Nashville & Davidson County,
1,000	Series A, GO, NATL-RE, 5.000%, 01/01/16	1,172
4,050	Series B, GO, 5.000%, 08/01/21	4,512
1,500	State of Tennessee, Series C, GO, 5.000%, 05/01/16	1,777

		10,272

	Other Revenue — 0.1%
4,000	City of Memphis, Rev., 5.000%, 12/01/15	4,685

	Prerefunded — 0.2%
5,000	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series B, Rev., AMBAC, 5.500%, 11/01/12 (p)	5,492

	Utility — 0.1%
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	3,236

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,436

	Total Tennessee	35,960

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — 9.0%
	Certificate of Participation/Lease — 0.1%
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 08/01/18	1,697

	Education — 0.8%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,150
2,000	Rev., 5.000%, 10/01/20	2,342
3,000	Rev., 5.000%, 10/01/21	3,460
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,467
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,172
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,462
2,500	Series A, Rev., 5.000%, 04/15/22	2,850
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,576
2,500	Series B, Rev., 5.250%, 08/15/17	3,024
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,562
1,215	Series C, Rev., 5.000%, 03/01/22	1,357

		26,422

	General Obligation — 3.7%
5,725	Bell County, Unrefunded Balance, Limited Tax Note, GO, 5.000%, 02/15/14	6,028
1,075	Bexar County, GO, 5.250%, 06/15/22	1,212
1,890	City of El Paso, GO, 5.000%, 08/15/14	2,161
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,688
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	5,029
3,225	City of Lubbock, Waterworks Systems, GO, AGM, 5.000%, 02/15/16	3,768
1,000	Clear Creek Independent School District, School Building, GO, 5.250%, 02/15/24	1,118
185	Collin County, Tax Refund, GO, 5.000%, 02/15/21	202
	Dallas County Community College District,
3,000	GO, 5.000%, 02/15/14	3,399
1,400	GO, 5.000%, 02/15/16	1,648
1,965	GO, 5.000%, 02/15/24	2,231
	Dallas Independent School District, Maintenance Tax Notes,
3,470	GO, 5.000%, 02/15/13	3,812
2,085	GO, 5.000%, 02/15/15	2,415

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 4.000%, 02/15/15	1,111
1,000	GO, AGM, 5.250%, 02/15/26	1,094
1,000	GO, AGM, 5.250%, 02/15/27	1,089
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,309
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	1,989
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	5,837
	Harris County, Permanent Improvement,
2,000	Series B, GO, 4.000%, 10/01/15	2,257
1,500	Series B, GO, 5.000%, 10/01/15	1,758
1,605	Series B, GO, 5.000%, 10/01/19	1,918
	Harris County, Road,
1,225	Series A, GO, 4.000%, 10/01/13	1,342
2,750	Series A, GO, 5.250%, 10/01/18	3,340
2,000	Series A, GO, 5.250%, 10/01/19	2,432
3,500	Katy Independent School District, Series A, GO, PSF-GTD, 5.000%, 02/15/14	3,958
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	769
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,510
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	2,066
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,497
	North East Independent School District, Capital Appreciation, School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,463
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,389
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,524
1,025	Pharr San Juan Alamo Independent School District, GO, PSF-GTD, 5.000%, 02/01/12	1,083
	San Jacinto Community College District,
2,885	GO, 4.000%, 02/15/12	3,014
4,920	GO, 5.000%, 02/15/18	5,805
5,000	GO, 5.000%, 02/15/34	5,320
1,330	GO, AMBAC, 5.000%, 02/15/19	1,515
390	GO, AMBAC, 5.000%, 02/15/20	439
8,000	State of Texas, Public Finance Authority, Series A, GO, 5.000%, 10/01/16	9,521

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,899
4,340	Series A, GO, 5.000%, 08/01/21	4,971
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,092
500	Travis County, GO, 5.000%, 03/01/12	530

		119,552

	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/28	5,575
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,492

		7,067

	Other Revenue — 0.2%
5,150	City of Houston, Junior Lien, Series A, Rev., AGM, 5.125%, 12/01/12 (p)	5,633

	Prerefunded — 1.0%
6,975	Bell County, Limited Tax Note, GO, 5.000%, 02/15/12 (p)	7,388
	City of Houston, Junior Lien,
5,550	Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,158
5,000	Series B, Rev., AMBAC, 5.750%, 12/01/12 (p)	5,533
8,935	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/11 (p)	9,390
1,000	North Texas Tollway Authority, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	1,152
1,200	University of Texas, Financing System, Series B, Rev., 5.250%, 08/15/13 (p)	1,351

		31,972

	Special Tax — 0.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,155
945	Series C, GO, 5.000%, 02/15/22	1,071
325	Series C, GO, 5.000%, 02/15/23	366
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/18	5,758

		8,350

	Transportation — 1.0%
200	City of Laredo, International Toll Bridge, Series B, Rev., AGM, 5.000%, 10/01/13	222
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,295

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
3,000	Rev., 5.250%, 12/01/48	3,183
10,000	Series A, Rev., 5.000%, 12/01/16	11,879
7,660	Series A, Rev., 5.000%, 12/01/21	8,841
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
1,000	Series A, Rev., 5.000%, 11/01/19	1,149
2,000	Series A, Rev., 5.000%, 11/01/21	2,193
600	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	687

		33,449

	Utility — 0.1%
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.000%, 02/01/13	4,389

	Water & Sewer — 1.6%
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., AGM, 5.375%, 10/01/12	219
3,880	City of Dallas, Waterworks & Sewer Systems, Rev., AMBAC, 5.000%, 10/01/17	4,648
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.375%, 01/01/15	6,537
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,351
2,130	Rev., 5.000%, 06/01/16	2,492
2,230	Rev., 5.000%, 06/01/17	2,622
2,340	Rev., 5.000%, 06/01/18	2,758
2,695	Rev., 5.000%, 06/01/21	3,057
2,955	Rev., 5.000%, 06/01/23	3,301
3,405	Rev., 5.000%, 06/01/26	3,724
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,823
3,820	Sub Series A-1, Rev., 5.000%, 07/15/20	4,509
8,780	Trinity River Authority, Texas Regional Water, Rev., 5.000%, 08/01/12	9,455

		49,496

	Total Texas	288,027

	Utah — 1.3%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,175
1,050	Rev., 5.000%, 12/01/20	1,217
1,100	Rev., 5.000%, 12/01/21	1,258
1,150	Rev., 5.000%, 12/01/22	1,304

		4,954

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,316
1,375	Series A, Rev., 5.000%, 12/01/16	1,626
1,000	Series A, Rev., 5.000%, 12/01/17	1,188

		4,130

	Prerefunded — 0.6%
	Utah Transit Authority,
10,000	Series A, Rev., AGM, 5.000%, 12/15/12 (p)	10,942
7,525	Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,830

		19,772

	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,939

	Water & Sewer — 0.3%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,344
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.000%, 07/01/15	2,332

		10,676

	Total Utah	41,471

	Vermont — 0.2%
	Other Revenue — 0.2%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,660
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,571

	Total Vermont	7,231

	Virginia — 5.4%
	Education — 1.6%
	Virginia College Building Authority, Public Higher Education Financing Program,
7,700	Series A, Rev., 5.250%, 09/01/12 (p)	8,358
5,165	Series B, Rev., 5.000%, 09/01/12	5,590
9,080	Series B, Rev., 5.000%, 09/01/17	10,834
10,050	Series B, Rev., 5.000%, 09/01/19	12,011
5,135	Virginia Public School Authority, Series A, Rev., 5.000%, 08/01/14	5,893
	Virginia Public School Authority, School Financing, 1997 Resolution,
3,000	Series A, Rev., 5.000%, 08/01/11	3,106

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
1,900	Series A, Rev., 5.000%, 08/01/14	2,181
3,000	Series B, Rev., 5.000%, 08/01/13	3,353

		51,326

	General Obligation — 2.0%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	6,140
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	4,225
	Commonwealth of Virginia,
4,000	Series A, GO, 5.000%, 06/01/13	4,450
2,725	Series A, GO, 5.000%, 06/01/14	3,122
17,575	Series D, GO, 5.000%, 06/01/20	21,001
	Fairfax County, Public Improvement,
6,495	Series A, GO, 5.000%, 04/01/21	7,515
16,685	Series B, GO, 5.000%, 10/01/12	18,136

		64,589

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,352

	Other Revenue — 0.8%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	6,117
3,005	Series B, Rev., 4.000%, 08/01/12	3,190
5,620	Series C, Rev., 5.000%, 08/01/21	6,308
5,225	Series D, Rev., 5.000%, 08/01/17	6,250
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	4,024

		25,889

	Prerefunded — 0.5%
1,500	Arlington County, Public Improvement, GO, 5.250%, 05/15/14 (p)	1,732
3,720	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/14 (p)	4,248
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	8,341

		14,321

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,672

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.3%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,742
1,005	5.000%, 04/01/16	1,183
1,935	5.000%, 04/01/17	2,296
1,655	5.000%, 04/01/18	1,971
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,308

		10,500

	Total Virginia	170,649

	Washington — 1.3%
	General Obligation — 1.2%
	Benton County School District No. 17,
3,220	GO, 5.000%, 12/01/13	3,622
4,300	GO, 5.000%, 12/01/14	4,949
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,691
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,691
	State of Washington, Various Purpose,
1,000	Series C, GO, 5.000%, 01/01/18	1,185
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,147
1,800	Whitman County School District No. 267 Pullman, GO, 5.000%, 12/01/18	2,151
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,516

		38,952

	Hospital — 0.1%
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,343

	Utility — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	224

	Total Washington	40,519

	Wisconsin — 0.4%
	General Obligation — 0.4%
700	Milwaukee County, Series A, GO, NATL-RE, 5.000%, 10/01/11	729
	State of Wisconsin,
5,000	Series 3, GO, NATL-RE, 5.000%, 05/01/14	5,681
5,000	Series E, GO, NATL-RE, FGIC, 5.000%, 05/01/15	5,815

	Total Wisconsin	12,225

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	33

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/22	160

	Total Municipal Bonds (Cost $2,834,429)	3,002,090

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 7.4%
	Investment Company — 7.4%
237,180	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% † (b) (l) (m) (Cost $237,180)	237,180

	Total Investments — 101.5% (Cost $3,071,609)	3,239,270
	Liabilities in Excess of Other Assets — (1.5)%	(48,931)

	NET ASSETS — 100.0%	$3,190,339

Percentages indicated are based on net assets.

Inflation Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Barclays Bank plc	2.988% at termination	CPI-U at termination	01/15/11	$25,000	$(1,491)	$—
Barclays Bank plc	2.817% at termination	CPI-U at termination	02/13/11	500	(22)	—
Barclays Bank plc	2.960% at termination	CPI-U at termination	04/15/11	20,000	(1,372)	—
Barclays Bank plc	2.970% at termination	CPI-U at termination	06/14/11	2,000	(126)	—
Barclays Bank plc	2.940% at termination	CPI-U at termination	06/15/11	3,000	(184)	—
Barclays Bank plc	2.890% at termination	CPI-U at termination	08/25/11	25,000	(1,675)	—
Barclays Bank plc	2.490% at termination	CPI-U at termination	10/12/11	50,000	(2,231)	—
Barclays Bank plc	2.030% at termination	CPI-U at termination	09/16/12	100,000	(6,489)	—
Barclays Bank plc	2.760% at termination	CPI-U at termination	09/16/12	1,500	(95)	—
Barclays Bank plc	3.003% at termination	CPI-U at termination	01/15/13	20,000	(2,065)	—
Barclays Bank plc	2.855% at termination	CPI-U at termination	02/13/13	500	(41)	—
Barclays Bank plc	2.540% at termination	CPI-U at termination	03/19/13	50,000	(3,498)	—
Barclays Bank plc	2.950% at termination	CPI-U at termination	06/14/13	2,000	(195)	—
Barclays Bank plc	2.923% at termination	CPI-U at termination	06/15/13	3,000	(286)	—
Barclays Bank plc	2.573% at termination	CPI-U at termination	07/15/13	25,000	(1,833)	—
Barclays Bank plc	2.895% at termination	CPI-U at termination	08/25/13	25,000	(2,487)	—
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	50,000	(3,967)	—
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(2,841)	—
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(2,928)	—
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(2,525)	—
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(4,221)	—
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(4,212)	—
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(3,161)	—
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	50,000	(907)	—
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(577)	—
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(342)	—
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(2,243)	—
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(4,646)	—
Barclays Bank plc	2.095% at termination	CPI-U at termination	07/06/17	50,000	(308)	—
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	50,000	(4,021)	—
Barclays Bank plc	2.285% at termination	CPI-U at termination	07/09/20	50,000	576	—
BNP Paribas	1.910% at termination	CPI-U at termination	06/18/15	50,000	(685)	—
BNP Paribas	2.220% at termination	CPI-U at termination	05/24/17	50,000	(899)	—
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	50,000	257	—

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	34

Inflation Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
BNP Paribas	2.290% at termination	CPI-U at termination	07/09/20	$50,000	$553	$—
BNP Paribas	2.745% at termination	CPI-U at termination	05/01/28	25,000	(458)	—
Citibank, N.A.	2.285% at termination	CPI-U at termination	06/30/18	50,000	(564)	—
Citibank, N.A.	2.280% at termination	CPI-U at termination	07/01/18	50,000	(534)	—
Citibank, N.A.	2.420% at termination	CPI-U at termination	05/24/20	25,000	(124)	—
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	(101)	—
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	(48)	—
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	352	—
Citibank, N.A.	2.470% at termination	CPI-U at termination	07/02/22	50,000	577	—
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	(741)	—
Deutsche Bank AG, New York	2.135% at termination	CPI-U at termination	08/03/16	100,000	(2,073)	—
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	(106)	—
Morgan Stanley Capital Services	2.220% at termination	CPI-U at termination	08/16/20	100,000	2,330	—
Royal Bank of Scotland	2.140% at termination	CPI-U at termination	09/15/13	100,000	(7,417)	—
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	(77)	—
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	(175)	—
Royal Bank of Scotland	2.630% at termination	CPI-U at termination	06/24/25	50,000	688	—
Royal Bank of Scotland	2.610% at termination	CPI-U at termination	06/28/25	25,000	421	—
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	25,000	388	—
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	100,000	(13,472)	—
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	07/02/18	50,000	(512)	—
Union Bank of Switzerland AG	2.220% at termination	CPI-U at termination	07/06/18	50,000	(282)	—
Union Bank of Switzerland AG	2.140% at termination	CPI-U at termination	07/09/18	50,000	41	—
Union Bank of Switzerland AG	2.480% at termination	CPI-U at termination	07/01/22	50,000	514	—

					$(82,560)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	35

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.9%
	Consumer Discretionary — 15.4%
	Auto Components — 2.0%
133	Johnson Controls, Inc.	4,677

	Hotels, Restaurants & Leisure — 3.1%
55	Royal Caribbean Cruises Ltd. (a)	2,182
23	Starwood Hotels & Resorts Worldwide, Inc.	1,235
82	Yum! Brands, Inc.	4,043

		7,460

	Internet & Catalog Retail — 1.4%
20	Amazon.com, Inc. (a)	3,283

	Media — 5.3%
67	Comcast Corp., Class A	1,382
164	Time Warner, Inc.	5,325
162	Walt Disney Co. (The)	5,861

		12,568

	Specialty Retail — 1.5%
27	Advance Auto Parts, Inc.	1,742
97	Staples, Inc.	1,976

		3,718

	Textiles, Apparel & Luxury Goods — 2.1%
33	Coach, Inc.	1,649
23	NIKE, Inc., Class B	1,903
17	V.F. Corp.	1,430

		4,982

	Total Consumer Discretionary	36,688

	Consumer Staples — 8.2%
	Beverages — 1.7%
62	PepsiCo, Inc.	4,019

	Food & Staples Retailing — 1.5%
77	CVS Caremark Corp.	2,309
39	Sysco Corp.	1,163

		3,472

	Food Products — 1.2%
22	Campbell Soup Co.	800
54	General Mills, Inc.	2,020

		2,820

	Household Products — 3.0%
23	Colgate-Palmolive Co.	1,752
86	Procter & Gamble Co. (The)	5,482

		7,234

	Tobacco — 0.8%
33	Philip Morris International, Inc.	1,928

	Total Consumer Staples	19,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.8%
	Energy Equipment & Services — 1.4%
12	Baker Hughes, Inc.	551
39	Schlumberger Ltd.	2,748

		3,299

	Oil, Gas & Consumable Fuels — 8.4%
36	Apache Corp.	3,656
71	ConocoPhillips	4,217
19	Devon Energy Corp.	1,215
27	EOG Resources, Inc.	2,557
58	Exxon Mobil Corp.	3,868
56	Occidental Petroleum Corp.	4,380

		19,893

	Total Energy	23,192

	Financials — 13.1%
	Capital Markets — 4.9%
33	Goldman Sachs Group, Inc. (The)	5,331
74	Invesco Ltd.	1,698
71	Morgan Stanley	1,774
35	State Street Corp.	1,454
80	TD AMERITRADE Holding Corp. (a)	1,364

		11,621

	Commercial Banks — 2.8%
64	BB&T Corp.	1,493
53	U.S. Bancorp	1,282
147	Wells Fargo & Co.	3,831

		6,606

	Diversified Financial Services — 1.9%
158	Bank of America Corp.	1,805
693	Citigroup, Inc. (a)	2,891

		4,696

	Insurance — 3.5%
26	ACE Ltd., (Switzerland)	1,530
27	Berkshire Hathaway, Inc., Class B (a)	2,131
15	Lincoln National Corp.	374
37	MetLife, Inc.	1,497
53	Prudential Financial, Inc.	2,776

		8,308

	Total Financials	31,231

	Health Care — 11.3%
	Biotechnology — 1.9%
20	Alexion Pharmaceuticals, Inc. (a)	1,384
10	Biogen Idec, Inc. (a)	623
39	Celgene Corp. (a)	2,426

		4,433

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 0.5%
30	Covidien plc, (Ireland)	1,203

	Health Care Providers & Services — 1.9%
74	Aetna, Inc.	2,202
47	Cardinal Health, Inc.	1,626
11	WellPoint, Inc. (a)	593

		4,421

	Pharmaceuticals — 7.0%
93	Abbott Laboratories	4,768
167	Merck & Co., Inc.	6,071
338	Pfizer, Inc.	5,881

		16,720

	Total Health Care	26,777

	Industrials — 11.1%
	Aerospace & Defense — 2.8%
38	Honeywell International, Inc.	1,810
65	United Technologies Corp.	4,827

		6,637

	Industrial Conglomerates — 1.2%
108	General Electric Co.	1,725
30	Tyco International Ltd., (Switzerland)	1,131

		2,856

	Machinery — 4.4%
52	Deere & Co.	4,016
95	PACCAR, Inc.	4,873
23	Parker Hannifin Corp.	1,728

		10,617

	Road & Rail — 2.7%
103	Norfolk Southern Corp.	6,359

	Total Industrials	26,469

	Information Technology — 20.9%
	Communications Equipment — 5.5%
264	Cisco Systems, Inc. (a)	6,034
88	Juniper Networks, Inc. (a)	2,837
95	QUALCOMM, Inc.	4,307

		13,178

	Computers & Peripherals — 5.7%
30	Apple, Inc. (a)	9,070
33	EMC Corp. (a)	699
90	Hewlett-Packard Co.	3,786

		13,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.0%
4	Google, Inc., Class A (a)	2,432

	IT Services — 3.1%
37	Cognizant Technology Solutions Corp., Class A (a)	2,407
24	International Business Machines Corp.	3,450
6	MasterCard, Inc., Class A	1,559

		7,416

	Semiconductors & Semiconductor Equipment — 1.0%
26	Broadcom Corp., Class A	1,059
42	Novellus Systems, Inc. (a)	1,223

		2,282

	Software — 4.6%
306	Microsoft Corp.	8,148
95	Oracle Corp.	2,790

		10,938

	Total Information Technology	49,801

	Materials — 5.4%
	Chemicals — 3.3%
24	Dow Chemical Co. (The)	731
131	E.l. du Pont de Nemours & Co.	6,177
14	Monsanto Co.	852

		7,760

	Metals & Mining — 2.1%
53	Freeport-McMoRan Copper & Gold, Inc.	5,028

	Total Materials	12,788

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.4%
60	AT&T, Inc.	1,714
120	Verizon Communications, Inc.	3,907

		5,621

	Wireless Telecommunication Services — 0.6%
344	Sprint Nextel Corp. (a)	1,416

	Total Telecommunication Services	7,037

	Utilities — 1.7%
	Electric Utilities — 1.7%
32	NextEra Energy, Inc.	1,774
60	Southern Co.	2,260

	Total Utilities	4,034

	Total Common Stocks (Cost $165,825)	237,490

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	37

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
4,184	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $4,184)	4,184

	Total Investments — 101.6% (Cost $170,009)	241,674
	Liabilities in Excess of Other Assets — (1.6)%	(3,899)

	NET ASSETS — 100.0%	$237,775

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

ADR	— American Depositary Receipt
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CIFG	— Insured by CDC IXIS Financial Guaranty
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
TCRS	— Transferable Custodial Receipts

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2010.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Approximately $77,020,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$463,073	$3,002,090	$237,490
Investments in affiliates, at value	7,884	160,160	4,184
Investment in affiliates — restricted, at value	—	77,020	—

Total investment securities, at value	470,957	3,239,270	241,674
Cash	—	10	—
Receivables:
Investment securities sold	2,050	—	—
Fund shares sold	454	4,142	19
Interest and dividends	700	42,554	351
Variation margin on futures contracts	2	—	—
Outstanding swap contracts, at value	—	6,697	—

Total Assets	474,163	3,292,673	242,044

LIABILITIES:
Payables:
Dividends	—	5,012	—
Investment securities purchased	921	—	3,933
Fund shares redeemed	246	6,210	128
Outstanding swap contracts, at value	—	89,257	—
Accrued liabilities:
Investment advisory fees	136	939	74
Administration fees	39	253	21
Shareholder servicing fees	19	331	45
Distribution fees	—	109	2
Custodian and accounting fees	17	1	8
Trustees’ and Chief Compliance Officer’s fees	1	15	—	(a)
Other	67	207	58

Total Liabilities	1,446	102,334	4,269

Net Assets	$472,717	$3,190,339	$237,775

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

	Tax Aware Equity Fund	Tax Aware Real Return Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$543,602	$3,146,482	$177,532
Accumulated undistributed net investment income	533	161	129
Accumulated net realized gains (losses)	(143,551)	(41,405)	(11,551)
Net unrealized appreciation (depreciation)	72,133	85,101	71,665

Total Net Assets	$472,717	$3,190,339	$237,775

Net Assets:
Class A	$—	$185,970	$4,207
Class B	—	—	389
Class C	—	107,844	1,125
Institutional Class	472,717	672,006	24,805
Select Class	—	2,224,519	207,249

Total	$472,717	$3,190,339	$237,775

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	18,467	273
Class B	—	—	25
Class C	—	10,736	74
Institutional Class	28,296	66,637	2,522
Select Class	—	220,843	13,416

Net Asset Value:
Class A — Redemption price per share	$—	$10.07	$15.43
Class B — Offering price per share(b)	—	—	15.26
Class C — Offering price per share(b)	—	10.04	15.17
Institutional Class — Offering and redemption price per share	16.71	10.08	9.84
Select Class — Offering and redemption price per share	—	10.07	15.45
Class A maximum sales charge	—	3.75%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$—	$10.46	$16.28

Cost of investments in non-affiliates	$391,019	$2,834,429	$165,825
Cost of investments in affiliates	7,884	237,180	4,184

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6		$102,186	$1
Dividend income from non-affiliates	8,012		—	4,636
Dividend income from affiliates	12		249	1

Total investment income	8,030		102,435	4,638

EXPENSES:
Investment advisory fees	1,547		11,823	1,158
Administration fees	411		3,140	240
Distribution fees:
Class A	—		478	6
Class B	—		—	5
Class C	—		812	7
Shareholder servicing fees:
Class A	—		478	6
Class B	—		—	2
Class C	—		271	2
Institutional Class	442		673	22
Select Class	—		6,013	577
Custodian and accounting fees	52		259	44
Collateral management fees	—		20	—
Interest expense to affiliates	—	(a)	—	—	(a)
Professional fees	50		101	53
Trustees’ and Chief Compliance Officer’s fees	5		36	4
Printing and mailing costs	35		168	17
Registration and filing fees	18		156	45
Transfer agent fees	9		388	16
Other	11		28	9

Total expenses	2,580		24,844	2,213

Less amounts waived	(168)		(3,372)	(196)
Less earnings credits	—	(a)	— (a)	—	(a)

Net expenses	2,412		21,472	2,017

Net investment income (loss)	5,618		80,963	2,621

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	49,684		7,008	17,154
Futures	846		—	156
Swaps	—		(10,239)	—

Net realized gain (loss)	50,530		(3,231)	17,310

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	6,201		89,936	15,791
Futures	594		—	363
Swaps	—		(14,974)	—

Change in net unrealized appreciation (depreciation)	6,795		74,962	16,154

Net realized/unrealized gains (losses)	57,325		71,731	33,464

Change in net assets resulting from operations	$62,943		$152,694	$36,085

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,618	$5,406	$80,963	$67,186	$2,621	$3,993
Net realized gain (loss)	50,530	(53,501)	(3,231)	(33,949)	17,310	(27,930)
Change in net unrealized appreciation (depreciation)	6,795	82,809	74,962	195,762	16,154	66,605

Change in net assets resulting from operations	62,943	34,714	152,694	228,999	36,085	42,668

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(4,380)	(3,334)	(21)	(18)
From net realized gains	—	—	—	—	—	(11)
Class B
From net investment income	—	—	—	—	(2)	(6)
From net realized gains	—	—	—	—	—	(6)
Class C
From net investment income	—	—	(1,818)	(1,256)	(4)	(4)
From net realized gains	—	—	—	—	—	(3)
Institutional Class
From net investment income	(5,693)	(5,370)	(17,054)	(14,266)	(461)	(458)
From net realized gains	—	—	—	—	—	(97)
Select Class
From net investment income	—	—	(57,055)	(48,713)	(2,372)	(3,361)
From net realized gains	—	—	—	—	—	(1,090)

Total distributions to shareholders	(5,693)	(5,370)	(80,307)	(67,569)	(2,860)	(5,054)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	29,828	(62,652)	89,603	1,043,956	(75,198)	56,641

NET ASSETS:
Change in net assets	87,078	(33,308)	161,990	1,205,386	(41,973)	94,255
Beginning of period	385,639	418,947	3,028,349	1,822,963	279,748	185,493

End of period	$472,717	$385,639	$3,190,339	$3,028,349	$237,775	$279,748

Accumulated undistributed (distributions in excess of) net investment income	$533	$593	$161	$(495)	$129	$346

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$105,475	$130,504	$2,659	$398
Dividends and distributions reinvested	—	—	3,608	2,097	20	26
Cost of shares redeemed	—	—	(83,054)	(119,692)	(555)	(984)

Change in net assets from capital transactions	$—	$—	$26,029	$12,909	$2,124	$(560)

Class B
Proceeds from shares issued	$—	$—	$—	$—	$2	$18
Dividends and distributions reinvested	—	—	—	—	2	11
Cost of shares redeemed	—	—	—	—	(620)	(425)

Change in net assets from capital transactions	$—	$—	$—	$—	$(616)	$(396)

Class C
Proceeds from shares issued	$—	$—	$43,126	$57,287	$428	$376
Dividends and distributions reinvested	—	—	1,285	894	2	5
Cost of shares redeemed	—	—	(28,104)	(14,962)	(129)	(254)

Change in net assets from capital transactions	$—	$—	$16,307	$43,219	$301	$127

Institutional Class
Proceeds from shares issued	$189,228	$210,129	$286,719	$358,170	$3,127	$25,990
Dividends and distributions reinvested	264	498	5,145	3,373	1	6
Cost of shares redeemed	(159,664)	(273,279)	(247,124)	(154,161)	(1,143)	(17,699)

Change in net assets from capital transactions	$29,828	$(62,652)	$44,740	$207,382	$1,985	$8,297

Select Class
Proceeds from shares issued	$—	$—	$896,158	$1,155,510	$15,393	$175,316
Dividends and distributions reinvested	—	—	3,332	2,720	93	150
Cost of shares redeemed	—	—	(896,963)	(377,784)	(94,478)	(126,293)

Change in net assets from capital transactions	$—	$—	$2,527	$780,446	$(78,992)	$49,173

Total change in net assets from capital transactions	$29,828	$(62,652)	$89,603	$1,043,956	$(75,198)	$56,641

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

	Tax Aware Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	—	—	10,573	13,550	189	34
Reinvested	—	—	362	219	1	2
Redeemed	—	—	(8,325)	(12,692)	(38)	(90)

Change in Shares	—	—	2,610	1,077	152	(54)

Class B
Issued	—	—	—	—	— (a)	1
Reinvested	—	—	—	—	— (a)	1
Redeemed	—	—	—	—	(42)	(38)

Change in Shares	—	—	—	—	(42)	(36)

Class C
Issued	—	—	4,336	5,916	29	29
Reinvested	—	—	129	94	— (a)	— (a)
Redeemed	—	—	(2,822)	(1,587)	(9)	(20)

Change in Shares	—	—	1,643	4,423	20	9

Institutional Class
Issued	12,062	16,336	28,628	37,020	340	3,559
Reinvested	17	41	516	351	— (a)	1
Redeemed	(10,130)	(22,025)	(24,727)	(16,220)	(123)	(2,767)

Change in Shares	1,949	(5,648)	4,417	21,151	217	793

Select Class
Issued	—	—	89,851	119,902	1,046	15,906
Reinvested	—	—	334	285	7	13
Redeemed	—	—	(89,904)	(39,630)	(6,473)	(11,075)

Change in Shares	—	—	281	80,557	(5,420)	4,844

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

Institutional Class
	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Equity Fund
Year Ended October 31, 2010	$14.64	$0.20		$2.07		$2.27	$(0.20)	$16.71
Year Ended October 31, 2009	13.09	0.24	(c)	1.55	(c)	1.79	(0.24)	14.64
Year Ended October 31, 2008	20.82	0.33		(7.74)		(7.41)	(0.32)	13.09
Year Ended October 31, 2007	18.58	0.28		2.23		2.51	(0.27)	20.82
Year Ended October 31, 2006	16.16	0.23		2.42		2.65	(0.23)	18.58

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.22, the net realized and unrealized gains (losses) on investments per share would have been $1.54, the total return would have been 13.87%, and the net investment income (loss) ratio would have been 1.73%.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets
Total return (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

15.64%	$472,717	0.55%	1.27%		0.58%	65%
14.03 (c)	385,639	0.55	1.79	(c)	0.61	84
(35.95)	418,947	0.55	1.83		0.59	65
13.61	723,980	0.55	1.41		0.59	30
16.54	621,508	0.55	1.40		0.59	26

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2010	$9.84	$0.23		$0.23	$0.46	$(0.23)	$10.07
Year Ended October 31, 2009	9.08	0.28		0.75	1.03	(0.27)	9.84
Year Ended October 31, 2008	9.91	0.30		(0.83)	(0.53)	(0.30)	9.08
Year Ended October 31, 2007	10.01	0.31	(c)	(0.10)	0.21	(0.31)	9.91
Year Ended October 31, 2006	9.95	0.31		0.03 (d)	0.34	(0.28)	10.01

Class C
Year Ended October 31, 2010	9.82	0.16		0.23	0.39	(0.17)	10.04
Year Ended October 31, 2009	9.07	0.21		0.75	0.96	(0.21)	9.82
Year Ended October 31, 2008	9.90	0.24		(0.82)	(0.58)	(0.25)	9.07
Year Ended October 31, 2007	10.01	0.26	(c)	(0.11)	0.15	(0.26)	9.90
Year Ended October 31, 2006	9.95	0.25		0.04 (d)	0.29	(0.23)	10.01

Institutional Class
Year Ended October 31, 2010	9.85	0.25		0.23	0.48	(0.25)	10.08
Year Ended October 31, 2009	9.10	0.30		0.75	1.05	(0.30)	9.85
Year Ended October 31, 2008	9.92	0.34		(0.83)	(0.49)	(0.33)	9.10
Year Ended October 31, 2007	10.02	0.35	(c)	(0.11)	0.24	(0.34)	9.92
Year Ended October 31, 2006	9.95	0.32		0.07 (d)	0.39	(0.32)	10.02

Select Class
Year Ended October 31, 2010	9.84	0.24		0.23	0.47	(0.24)	10.07
Year Ended October 31, 2009	9.09	0.28		0.75	1.03	(0.28)	9.84
Year Ended October 31, 2008	9.91	0.31		(0.82)	(0.51)	(0.31)	9.09
Year Ended October 31, 2007	10.01	0.33	(c)	(0.10)	0.23	(0.33)	9.91
Year Ended October 31, 2006	9.95	0.30		0.06 (d)	0.36	(0.30)	10.01

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market value for the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

4.69%	$185,970	0.74%	2.30%	0.98%	16%
11.51	155,982	0.74	2.90	1.00	9
(5.54)	134,277	0.76	3.13	1.00	7
2.13	6,447	0.90	3.15	1.00	26
3.45	752	0.90	2.99	3.22	1

3.96	107,844	1.39	1.65	1.48	16
10.73	89,259	1.39	2.16	1.50	9
(6.03)	42,365	1.40	2.49	1.50	7
1.50	1,477	1.40	2.63	1.50	26
2.95	521	1.40	2.47	4.08	1

4.95	672,006	0.49	2.55	0.58	16
11.66	612,933	0.49	3.09	0.60	9
(5.20)	373,697	0.50	3.39	0.60	7
2.49	213,792	0.50	3.54	0.60	26
3.94	29,263	0.50	3.45	1.45	1

4.80	2,224,519	0.64	2.40	0.73	16
11.53	2,170,175	0.64	2.95	0.75	9
(5.32)	1,272,624	0.65	3.24	0.75	7
2.32	551,307	0.65	3.39	0.75	26
3.72	407,100	0.65	3.33	0.89	1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware U.S. Equity Fund
Class A
Year Ended October 31, 2010	$13.60	$0.10	(c)	$1.86		$1.96	$(0.13)	$—	$(0.13)
Year Ended October 31, 2009	12.11	0.16	(c)(d)	1.53	(d)	1.69	(0.13)	(0.07)	(0.20)
Year Ended October 31, 2008	21.24	0.19	(c)	(6.92)		(6.73)	(0.15)	(2.25)	(2.40)
Year Ended October 31, 2007	19.18	0.16	(c)	2.04		2.20	(0.14)	—	(0.14)
Year Ended October 31, 2006	16.65	0.14	(c)	2.56		2.70	(0.17)	—	(0.17)

Class B
Year Ended October 31, 2010	13.44	0.04	(c)	1.82		1.86	(0.04)	—	(0.04)
Year Ended October 31, 2009	11.96	0.10	(c)(d)	1.53	(d)	1.63	(0.08)	(0.07)	(0.15)
Year Ended October 31, 2008	21.03	0.11	(c)	(6.85)		(6.74)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.99	0.06	(c)	2.02		2.08	(0.04)	—	(0.04)
Year Ended October 31, 2006	16.49	0.05	(c)	2.53		2.58	(0.08)	—	(0.08)

Class C
Year Ended October 31, 2010	13.37	0.03	(c)	1.82		1.85	(0.05)	—	(0.05)
Year Ended October 31, 2009	11.92	0.09	(c)(d)	1.52	(d)	1.61	(0.09)	(0.07)	(0.16)
Year Ended October 31, 2008	20.97	0.11	(c)	(6.83)		(6.72)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.95	0.05	(c)	2.02		2.07	(0.05)	—	(0.05)
Year Ended October 31, 2006	16.46	0.05	(c)	2.52		2.57	(0.08)	—	(0.08)

Institutional Class
Year Ended October 31, 2010	8.73	0.12	(c)	1.18		1.30	(0.19)	—	(0.19)
Year Ended October 31, 2009	7.87	0.14	(c)(d)	0.99	(d)	1.13	(0.20)	(0.07)	(0.27)
Year Ended October 31, 2008	14.77	0.19	(c)	(4.61)		(4.42)	(0.23)	(2.25)	(2.48)
Year Ended October 31, 2007	13.41	0.17	(c)	1.42		1.59	(0.23)	—	(0.23)
Year Ended October 31, 2006	11.71	0.15	(c)	1.79		1.94	(0.24)	—	(0.24)

Select Class
Year Ended October 31, 2010	13.61	0.15	(c)	1.84		1.99	(0.15)	—	(0.15)
Year Ended October 31, 2009	12.13	0.18	(c)(d)	1.54	(d)	1.72	(0.17)	(0.07)	(0.24)
Year Ended October 31, 2008	21.29	0.23	(c)	(6.93)		(6.70)	(0.21)	(2.25)	(2.46)
Year Ended October 31, 2007	19.22	0.21	(c)	2.05		2.26	(0.19)	—	(0.19)
Year Ended October 31, 2006	16.68	0.20	(c)	2.54		2.74	(0.20)	—	(0.20)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.15, $0.09, $0.08, $0.13 and $0.17, and the net realized and unrealized gains (losses) on investments per share would have been $1.53, $1.52, $1.51, $0.99 and $1.53, the total return would have been 14.23%, 13.67%, 13.60%, 14.82% and 14.38%, and the net investment income (loss) ratio would have been 1.31%, 0.79%, 0.72%, 1.74% and 1.48% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.43	14.44%	$4,207	1.05%	0.69%		1.12%	44%
13.60	14.31 (d)	1,645	1.05	1.39	(d)	1.14	76
12.11	(35.03)	2,122	1.10	1.16		1.18	116
21.24	11.50	7,747	1.10	0.78		1.13	34
19.18	16.29	7,581	1.10	0.80		1.13	32

15.26	13.81	389	1.55	0.27		1.61	44
13.44	13.84 (d)	904	1.55	0.87	(d)	1.64	76
11.96	(35.39)	1,227	1.60	0.67		1.68	116
21.03	10.98	2,169	1.60	0.28		1.63	34
18.99	15.68	2,370	1.60	0.30		1.63	32

15.17	13.89	1,125	1.55	0.23		1.62	44
13.37	13.77 (d)	718	1.55	0.80	(d)	1.63	76
11.92	(35.38)	539	1.60	0.69		1.68	116
20.97	10.95	765	1.60	0.24		1.63	34
18.95	15.67	572	1.60	0.29		1.63	32

9.84	15.06	24,805	0.55	1.24		0.72	44
8.73	14.95 (d)	20,123	0.56	1.82	(d)	0.74	76
7.87	(34.81)	11,903	0.70	1.66		0.77	116
14.77	11.94	59,168	0.70	1.19		0.73	34
13.41	16.75	75,507	0.70	1.24		0.72	32

15.45	14.72	207,249	0.80	1.01		0.87	44
13.61	14.55 (d)	256,358	0.80	1.55	(d)	0.88	76
12.13	(34.87)	169,702	0.84	1.43		0.93	116
21.29	11.83	227,477	0.84	1.05		0.88	34
19.22	16.56	288,494	0.84	1.12		0.87	32

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	51

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Institutional Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective December 10, 2010, Tax Aware Disciplined Equity Fund was renamed Tax Aware Equity Fund with the approval of the Board of Trustees.

Effective November 1, 2009, Class B Shares of the Tax Aware U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Tax Aware Equity Fund
Total Investments in Securities #	$469,780	$1,177	$—	$470,957

Appreciation in Other Financial Instruments
Futures Contracts	$79	$—	$—	$79

Tax Aware Real Return Fund
Total Investments in Securities ##	$237,180	$3,002,090	$—	$3,239,270

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$6,697	$—	$6,697

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(89,257)	$—	$(89,257)

Tax Aware U.S. Equity Fund
Total Investments in Securities ###	$241,674	$—	$—	$241,674

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.
###	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Futures Contracts — The Tax Aware Equity Fund and Tax Aware U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

As of October 31, 2010, the Tax Aware U.S. Equity Fund had no future contracts outstanding.

The table below discloses the volume of the Funds' derivatives activities as of October 31, 2010 (amounts in thousands):

	Tax Aware Equity Fund	Tax Aware U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$7,438	$2,855
Ending Notional Balance Long	5,014	—

D. Swaps — The Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals. The notional value of these swaps increased during the period, with the increase in the Fund’s net assets as follows (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)
Average Notional Balance — Pays Fixed Rate	$1,699,500
Ending Notional Balance — Pays Fixed Rate	$2,370,500

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. These amounts are held in segregated accounts with the fund’s or counterparty’s custodial bank, as applicable.

Daily movement of collateral is subject to minimum threshold amounts.

Collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statement of Assets and Liabilities as Investments in affiliates — restricted.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2010 is as follows (amounts in thousands):

Counterparty		Value of swap contracts	Collateral Amount
Barclays Bank plc	Collateral Posted	$(60,413)	$55,450
BNP Paribas		(1,232)	470
Deutsche Bank, AG		(2,920)	1,650
Royal Bank of Scotland		(19,644)	19,450
Morgan Stanley Capital Services	Collateral Received	2,330	(2,768)

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

E. Summary of Derivative Information

The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Equity Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$79

Total		$79

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

Tax Aware Real Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$6,697

Total		$6,697

Liabilities:
Interest rate contracts	Payables	$(89,257)

Total		$(89,257)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2010, by primary underlying risk exposure (amounts in thousands):

Tax Aware Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$846	$846

Total	$846	$846

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$594	$594

Total	$594	$594

Tax Aware Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$(10,239)	$(10,239)

Total	$(10,239)	$(10,239)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$(14,974)	$(14,974)

Total	$(14,974)	$(14,974)

Tax Aware U.S. Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$156	$156

Total	$156	$156

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$363	$363

Total	$363	$363

The Funds’ derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Tax Aware Real Return Fund declares and pays dividends from net investment income monthly. Tax Aware Equity Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributied) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Tax Aware Equity Fund	$(5,670)	$15	$5,655
Tax Aware U.S. Equity Fund	—	22	(22)

The reclassification for the Funds relate primarily to expiration of capital loss carryforwards (Tax Aware Equity Fund) and distributions from litigation recovery (Tax Aware U.S. Equity Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a

56	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Tax Aware Real Return Fund	0.25%	n/a	0.75%
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Tax Aware Real Return Fund	$—	$14
Tax Aware U.S. Equity Fund	1	1

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	n/a	n/a	n/a	0.10%	n/a
Tax Aware Real Return Fund	0.25%	n/a	0.25%	0.10	0.25%
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	n/a	n/a	n/a	0.55%	n/a
Tax Aware Real Return Fund	0.75%	n/a	1.40%	0.50	0.65%
Tax Aware U.S. Equity Fund	1.05	1.55%	1.55	0.55	0.80

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

For the year ended October 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Tax Aware Equity Fund	$—	$148	$148
Tax Aware Real Return Fund	—	2,893	2,893
Tax Aware U.S. Equity Fund	169	22	191

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended October 31, 2010 was as follows (amounts in thousands):

	Direct Investment	Cash Collateral Investment
Tax Aware Equity Fund	$20	$—
Tax Aware Real Return Fund	—	479
Tax Aware U.S. Equity Fund	5	—

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Tax Aware Equity Fund	$312,763	$278,133	$725	$355
Tax Aware Real Return Fund	698,750	491,605	—	—
Tax Aware U.S. Equity Fund	110,174	176,462	403	1

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$407,661	$69,023	$5,727	$63,296
Tax Aware Real Return Fund	3,071,609	170,149	2,488	167,661
Tax Aware U.S. Equity Fund	179,674	62,081	81	62,000

58	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (Tax Aware Equity Fund and Tax Aware U.S. Equity Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Tax-Exempt Income
Tax Aware Equity Fund	$5,693	$—	$5,693
Tax Aware Real Return Fund	—	80,307	80,307
Tax Aware U.S. Equity Fund	2,860	—	2,860

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$5,370	$—	$—	$5,370
Tax Aware Real Return Fund	—	67,569	—	67,569
Tax Aware U.S. Equity Fund	3,847	—	1,207	5,054

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax-Exempt Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$545	$—	$(134,713)	$63,296
Tax Aware Real Return Fund	—	5,184	(41,404)	85,101
Tax Aware U.S. Equity Fund	150	—	(1,885)	62,000

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, wash sale loss deferrals (Tax Aware Equity Fund and Tax Aware U.S. Equity Fund) and distributions payable (Tax Aware Real Return Fund).

As of October 31, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2011	2014	2015	2016	2017	2018	Total
Tax Aware Equity Fund	$15,933	$—	$—	$77,647	$41,133	$—	$134,713
Tax Aware Real Return Fund	—	16	3,040	1,090	33,949	3,309	41,404
Tax Aware U.S. Equity Fund	—	—	—	—	1,885	—	1,885

During the year ended October 31, 2010, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Tax Aware Equity Fund	$45,263
Tax Aware U.S. Equity Fund	14,851

During the year ended October 31, 2010, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Tax Aware Equity Fund	$5,670

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010. Average borrowings from the Facility for the year ended October 31, 2010, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware U.S. Equity Fund	$8,249	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliate of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.D.

8. Subsequent Event

On November 18, 2010, the Board of Trustees of the Trust approved the merger of the JPMorgan Tax Aware U.S. Equity Fund into the JPMorgan Tax Aware Equity Fund. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the JPMorgan Tax Aware U.S. Equity Fund. This approval will be sought at a shareholder meeting to be held on or about March 16, 2011. If approved by shareholders, the merger is expected to occur on or about March 25, 2011.

60	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Tax Aware Equity Fund, JPMorgan Tax Aware Real Return Fund and JPMorgan Tax Aware U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Equity Fund, JPMorgan Tax Aware Real Return Fund and JPMorgan Tax Aware U.S. Equity Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

PricewaterhouseCoopers LLP

New York, New York

December 21, 2010

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	61

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	141	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	141	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	141	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	141	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	141	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

62	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	141	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987. Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002). Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present). Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	141	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	141	Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	63

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004.

Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

64	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
Tax Aware Equity Fund
Institutional Class
Actual	$1,000.00	$1,005.10	$2.78	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,020.80	3.77	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class C
Actual	1,000.00	1,016.70	7.07	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Institutional Class
Actual	1,000.00	1,022.10	2.50	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Select Class
Actual	1,000.00	1,021.30	3.26	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

Tax Aware U.S. Equity Fund
Class A
Actual	1,000.00	998.60	5.29	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class B
Actual	1,000.00	996.20	7.80	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class C
Actual	1,000.00	995.80	7.80	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
Tax Aware U.S. Equity Fund (continued)
Institutional Class
Actual	$1,000.00	$1,001.20	$2.77	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	999.40	4.03	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

66	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for Funds that do not primarily invest in U.S. equities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. For the Tax Aware Real Return Fund and Tax Aware U.S. Equity Fund, the Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Tax Aware Equity Fund, Tax Aware Real Return Fund and Tax Aware U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative

68	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance was in the second, second and third quintiles for Institutional Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance was in the first and fourth quintiles for Class A and in the first and fifth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested the Fund’s Advisor provide additional performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Tax Aware U.S. Equity Fund’s performance was in the second, third and third quintiles for Class A and in the second, second and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Institutional Class shares was in the second quintile and that the actual total expenses were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A and Select Class shares were in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class Shares were in the second and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware U.S. Equity Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile and that the actual total expenses for Class A and Select Class Shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	69

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2010:

Dividends Received Deduction
Tax Aware Equity Fund	100%
Tax Aware U.S. Equity Fund	100%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Equity Fund	$5,693
Tax Aware U.S. Equity Fund	$2,860

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2010:

Exempt Distributions Paid
Tax Aware Real Return Fund	100%

70	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2010

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2010	J.P. MORGAN TAX AWARE FUNDS	71

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. October 2010.	AN-TA-1010

Annual Report

J.P. Morgan Country/Region Funds

October 31, 2010

JPMorgan Asia Equity Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund includ- ing management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010, as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third quarter of 2010 and into October on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation among regions and countries. Emerging market stocks were bolstered by strong gross domestic product (GDP) growth in most developing countries, as the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index gained 23.89% and was among the best performing stock indexes during the reporting period, outperforming the MSCI Europe, Australasia and Far East (“EAFE”) Index’s 8.36% gain and the S&P 500 Index’s 16.52% return.

Asia ex-Japan and Greater China

The MSCI All Country Asia ex-Japan Index finished the reporting period with a 23.27% gain amid strong economic data, supported by infrastructure development and consumption growth in China and India. The Thailand stock market performed particularly well as investor fears about the country’s political unrest appeared to abate and they turned their focus to the country’s strong corporate profitability. Indonesian stocks were also strong, while export-oriented countries like South Korea and Taiwan lagged.

Meanwhile, investors appeared to be concerned that the Chinese government would be forced to take additional measures to clamp down on the surging Chinese economy and ward off inflation, potentially causing a sharp pullback in economic activity (also known as a “hard landing”). However, concerns about a hard landing in China failed to materialize and the Chinese stock market rallied, with the MSCI Golden Dragon Index gaining 16.14% for the reporting period.

India

The MSCI India Index gained 34.93% for the reporting period, supported by strong corporate earnings and robust flows from foreign investors into the Indian market. In addition, the country’s monetary policy tightening was in line with investor expectations, creating optimism among investors that the Reserve Bank of India was attempting to maintain continued economic growth as it took measures to control inflation.

Europe

European stocks lagged stocks in other parts of the world, as the MSCI Europe Index returned 8.33% for the reporting period. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity of European leaders, as well as the austerity measures being taken by weaker European countries to lower their deficits.

Latin America and Russia

The MSCI Emerging Market (EM) Latin America Index returned 23.51% for the reporting period. Brazil had strong GDP growth, and the country’s central bank responded by raising interest rates. Mexico saw its GDP recover from low levels in 2009, the Mexican central bank held interest rates steady. Meanwhile, the MSCI Russia Index returned 13.38%, supported by increasing demand for commodities. In contrast to currencies of many other emerging market countries, which appreciated versus the U.S. dollar during the reporting period, the Russian ruble was essentially flat.

2	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

JPMorgan Asia Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	26.31%
Morgan Stanley Capital International (“MSCI”) All Country (“AC”) Asia ex-Japan Index	23.27%

Net Assets as of 10/31/2010 (In Thousands)	$1,809,038

INVESTMENT OBJECTIVE**

The JPMorgan Asia Equity Fund (the “Fund”) will seek total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI AC Asia ex-Japan Index (the “Benchmark”) for the twelve months ended October 31, 2010, helped by strong stock selection. The Fund’s stock selection was strongest in Singapore, while the Fund’s stock selection in Taiwan detracted from relative performance. From a country allocation standpoint, strength from the Fund’s overweight positions in Thailand and Indonesia more than offset relative weakness from not owning outperforming Malaysian equities and the Fund’s underweight position in Hong Kong.

Individual contributors to relative performance included the Fund’s overweight positions in Banpu PCL, a Thailand-based coal producer, Samsung Engineering Co., Ltd., a Korea-based construction company and Siam Cement PCL, a chemicals and cement provider based in Thailand. Each of these companies benefited from infrastructure development and increasing economic growth in Asia’s developing economies.

Individual detractors from relative performance included the Fund’s overweight positions in Richtek Technology Corp. and Yanlord Land Group Ltd. Shares of Taiwan-based Richtek Technology Corp. declined on concerns that an oversupplied transistor-liquid crystal display (TFT-LCD) panel and screen market would lower demand for the TFT-LCD parts that the company manufacturers. Yanlord Land Group Ltd. is a real estate development company tied to the Chinese real estate market. Property stocks in the greater China region declined broadly on investor concerns about the Chinese government’s measures to cool its surging property market, such as raising the installment requirement for second-home purchases and raising the mortgage rates applied to these purchases. The Fund’s overweight position in KB Financial Group, Inc. also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund was overweight in China, Singapore, Thailand and India. The Fund was underweight in export-driven economies such as South Korea and Taiwan.

The Fund’s portfolio managers remained optimistic about domestic consumption and infrastructure spending across most countries in Asia. The Fund invested in companies that the Fund’s portfolio managers believed were well positioned to take advantage of Asia’s consumption growth and improving environment for consumer lending, as well as those companies that appeared poised to benefit from continued spending on infrastructure development.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	China Construction Bank Corp., Class H (China)	3.4%
2.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.3
3.	Samsung Electronics Co., Ltd. (South Korea)	3.3
4.	Siam Cement PCL, NVDR (Thailand)	2.6
5.	United Tractors Tbk PT (Indonesia)	2.5
6.	Hyundai Heavy Industries Co., Ltd. (South Korea)	2.4
7.	Olam International Ltd. (Singapore)	2.4
8.	Samsung Engineering Co., Ltd. (South Korea)	2.4
9.	Agricultural Bank of China Ltd., Class H (China)	2.3
10	Maruti Suzuki India Ltd. (India)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
China	31.6%
India	16.5
South Korea	14.7
Singapore	11.0
Taiwan	6.8
Hong Kong	6.2
Thailand	5.4
Indonesia	4.1
Short-Term Investment	3.7

*	The return shown is based on net asset value calculated for share-holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gen- erally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		26.31%	13.74%	12.13%
With Sales Charge*		19.67	12.52	11.46
INSTITUTIONAL CLASS SHARES	6/28/02	26.81	14.21	12.55
SELECT CLASS SHARES	6/28/02	26.62	14.03	12.39

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia ex-Japan Index and the Lipper Pacific ex Japan Funds Index from November 1, 2001 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia ex-Japan Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation trea-

ties. The performance of the Lipper Pacific ex Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan. The Lipper Pacific ex Japan Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.08%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index	16.14%

Net Assets as of 10/31/2010 (In Thousands)	$13,756

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Golden Dragon Index (the “Benchmark”) for the twelve months ended October 31, 2010, as strong stock selection in China more than offset negative stock selection in Taiwan.

The largest individual contributor to relative performance was the Fund’s overweight position in China Yurun Food Group Ltd., a chicken and pork supplier. Other individual contributors included the Fund’s overweight positions in Industrial & Commercial Bank of China and retail company Intime Department Store Group Co., Ltd., both of which were not held in the Benchmark. All three of these companies benefited from the continued growth of China’s economy and consumption growth driven by the country’s emerging middle class.

Individual detractors included Chimei Innolux Corp. and China Resources Land Ltd. Taiwan-based Chimei Innolux Corp., which produces transistor-liquid crystal display (TFT-LCD) panel modules and LCD monitors, declined on concerns about an oversupply of LCD panels and monitors. China Resources Land Ltd. is a real estate development company tied to the Chinese real estate market. Property stocks in the greater China region declined broadly on investor concerns about the Chinese government’s measures to cool its surging property market, such as raising the installment requirement for second-home purchases and raising the mortgage rates applied to these purchases. Not owning HTC Corp., a Taiwan-based handheld phone manufacturer, also hurt the Fund’s relative performance as the stock was a strong performer in the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund was overweight China, focusing on companies tied to the stabilization of China’s economy and consumption growth driven by the country’s emerging middle class. While the Fund’s portfolio managers selectively added to Taiwanese technology companies, they still believed that the country was unattractive on a relative basis because of its economy’s large dependence on exports.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CNOOC Ltd. (China)	4.8%
2.	China Construction Bank Corp., Class H (China)	4.8
3.	Hon Hai Precision Industry Co., Ltd. (Taiwan)	3.3
4.	China Mobile Ltd. (China)	3.3
5.	Cheung Kong Holdings Ltd. (Hong Kong)	3.2
6.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.1
7.	Bank of China Ltd., Class H (China)	3.0
8.	Industrial & Commercial Bank of China, Class H (China)	2.9
9.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.9
10.	Tencent Holdings Ltd. (China)	2.7

PORTFOLIO COMPOSITION BY COUNTRY***
China	55.8%
Taiwan	24.8
Hong Kong	18.3
Macau	1.1

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

6	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		18.76%	(8.68)%	8.13%
With Sales Charge*		12.55	(10.30)	6.55
CLASS C SHARES	2/28/07
Without CDSC		18.16	(9.12)	7.60
With CDSC**		17.16	(9.12)	7.60
SELECT CLASS SHARES	2/28/07	19.08	(8.44)	8.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Average from February 28, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper China Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capital-

ization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan India Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	43.48%
Morgan Stanley Capital International (“MSCI”) India Index	34.93%

Net Assets as of 10/31/2010 (In Thousands)	$25,313

INVESTMENT OBJECTIVE**

The JPMorgan India Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI India Index (the “Benchmark”) for the twelve months ended October 31, 2010, largely driven by strong stock selection and, to a lesser extent, the Fund’s sector allocation.

Several of the Fund’s largest individual contributors to relative performance were in the financial sector. These contributors included the Fund’s overweight positions in IndusInd Bank Ltd. and HDFC Bank Ltd, which benefited from continued signs of improvement in India’s consumer lending environment. Somewhat offsetting these relative gains were the Fund’s modest underweight positions in ICICI Bank Ltd. and Axis Bank Ltd., two Indian financial stocks held by the Benchmark that performed strongly, hurting the Fund’s relative performance.

Several of the Fund’s holdings in the auto sector contributed to relative performance, including the Fund’s overweight positions in Tata Motors Ltd. and Bajaj Auto Ltd. Both of these car manufacturers were beneficiaries of India’s consumption growth. In addition, Tata Motors Ltd. benefited from a positive outlook for the company’s Jaguar unit. Not owning car manufacturer Mahindra & Mahindra Ltd. somewhat offset these relative gains as the stock was a strong performer in the Benchmark.

Another individual detractor was the Fund’s overweight position in Tata Power Co., Ltd., as the utility company underperformed.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed bottom-up fundamental research, rigorously researching companies to determine their underlying value and potential for future earnings growth. They continued to focus on well-managed, leading blue-chip companies with strong and visible earnings profiles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Reliance Industries Ltd.	10.9%
2.	Infosys Technologies Ltd.	9.0
3.	HDFC Bank Ltd.	6.1
4.	Housing Development Finance Corp., Ltd.	4.8
5.	Tata Consultancy Services Ltd.	4.1
6.	ICICI Bank Ltd.	3.9
7.	Bharat Heavy Electricals Ltd.	3.8
8.	Tata Motors Ltd.	3.5
9.	ITC Ltd.	3.0
10.	Larsen & Toubro Ltd.	2.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.6%
Industrials	16.9
Information Technology	14.9
Materials	13.3
Energy	11.6
Consumer Discretionary	5.5
Health Care	4.0
Consumer Staples	3.0
Utilities	2.9
Telecommunication Services	1.3

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

8	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/01/07
Without Sales Charge		43.48%	(5.13)%	5.04%
With Sales Charge*		35.93	(6.83)	3.44
CLASS C SHARES	5/01/07
Without CDSC		42.79	(5.59)	4.54
With CDSC**		41.79	(5.59)	4.54
SELECT CLASS SHARES	5/01/07	43.88	(4.91)	5.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper Emerging Markets Funds Index from May 1, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	9.65%
Morgan Stanley Capital International (“MSCI”) Europe Index	8.33%

Net Assets as of 10/31/2010 (In Thousands)	$152,714

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Europe Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s overweight position in the outperforming consumer discretionary sector and positive stock selection in the industrials sector more than offset relative weakness from the Fund’s stock selection in the energy and health care sectors.

Individual contributors to the Fund’s relative performance included holdings in Bekaert S.A. and Lanxess AG, both of which were not held in the Benchmark. Bekaert S.A., a Belgium-based producer of steel cord used in tires, reported better-than-expected profit for the first half of 2010. The company also raised its earnings forecasts, citing the growth of its operations in China. Shares of German-based Lanxess AG, a specialty chemical provider, benefited from the company’s disciplined cost-cutting measures and recovering demand in its end markets.

Individual detractors from the Fund’s relative performance included integrated energy company BP plc. Shares of BP plc declined amid investor uncertainty over the costs of an oil spill from one of the company’s rigs in the Gulf of Mexico. Other individual detractors included the Fund’s position in Lloyds Banking Group plc. The Fund was underweight Lloyds Banking Group plc when it reported better-than-expected first quarter results, which led the Fund’s portfolio managers to purchase the stock and establish an overweight position. However, later in the reporting period, Lloyds Banking Group plc reported disappointing results that caused its share price decline and the Fund’s portfolio managers to trim the portfolio’s position. Overall, the Fund’s positioning in the stock detracted from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers selected stocks using a rigorous and disciplined investment process that focused on fundamentally sound attractively valued stocks and fast-growing stocks with strong earnings growth that were supported by positive news. Therefore, portfolio positions continued to flow from bottom-up stock selection rather than top-down asset allocation decisions. As a result of this investment process, the Fund’s largest overweights versus the Benchmark on average during the reporting period were in the industrials and consumer discretionary sectors. The Fund’s largest underweights versus the Benchmark were in the consumer staples and financials sectors. From a country perspective, the Fund’s largest overweights versus the Benchmark were Germany and Norway and the Fund’s largest underweights versus the Benchmark were France and the United Kingdom. In addition, the Fund employed futures to help manage cash flows.

10	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Telefonica S.A. (Spain)	4.1%
2.	Rio Tinto plc (United Kingdom)	3.8
3.	Deutsche Lufthansa AG (Germany)	2.6
4.	Clariant AG (Switzerland)	2.3
5.	BNP Paribas (France)	2.1
6.	Axel Springer AG (Germany)	2.1
7.	Vodafone Group plc (United Kingdom)	2.1
8.	Lanxess AG (Germany)	2.1
9.	Bayerische Motoren Werke AG (Germany)	2.0
10.	Swatch Group AG (The) (Switzerland)	2.0

PORTFOLIOS COMPOSITION BY COUNTRY***
United Kingdom	25.2%
Germany	24.3
France	13.3
Switzerland	11.1
Spain	6.7
Sweden	5.2
Finland	3.8
Belgium	2.0
United States	1.8
Norway	1.7
Denmark	1.2
Egypt	1.0
Netherlands	0.9
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		9.65%	3.84%	6.36%
With Sales Charge*		3.91	2.73	5.79
CLASS B SHARES	11/3/95
Without CDSC		9.05	3.31	5.86
With CDSC**		4.05	2.96	5.86
CLASS C SHARES	11/1/98
Without CDSC		9.10	3.32	5.76
With CDSC***		8.10	3.32	5.76
INSTITUTIONAL CLASS SHARES	9/10/01	10.16	4.31	6.90
SELECT CLASS SHARES	9/10/01	9.96	4.11	6.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than those shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Region Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of the funds in the indicated category defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

12	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	37.51%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index	23.51%

Net Assets as of 10/31/2010 (In Thousands)	$57,792

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) significantly outperformed the MSCI EM Latin America Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s stock selection in the energy sector and overweight in the industrials sector contributed to the Fund’s relative performance. The Fund’s stock selection in the materials and utilities sectors detracted from the Fund’s relative performance.

The largest individual contributor to relative performance was the Fund’s underweight position in Brazilian energy company Petroleo Brasileiro S.A. (“Petrobras”), which constituted roughly 14% of the Benchmark. Shares of Petrobras declined during the reporting period on concerns regarding the structure of an offering that allowed the Brazilian government to purchase shares of the company. The Fund’s overweight positions in Pacific Rubiales Energy Corp. and Gol Linhas Aereas Inteligentes S.A. (“Gol Airlines”) also contributed to relative performance. Pacific Rubiales Energy Corp. is an oil exploration and production company. Shares of the company rose due to its increasing oil production. Shares of PetroGol Airlines benefited from a strong rebound in domestic travel.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Tam S.A. (Tam Airlines) and Gerdau S.A. Investor concerns that Tam Airlines would acquire another airline for a higher price than the market expected weighed on the stock during the reporting period. Shares of Gerdau S.A., a Brazil-based producer of long rolled steel, declined as the appreciating Brazil Real caused steel imports to rise, hurting the steel industry in Brazil.

The Fund’s relative performance was also hurt by not owning Companhia De Bebidas Das Americas Ads, a Brazil-based alcoholic beverage provider that was a strong performer in the Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight was in the industrials sector and the Fund’s largest underweight was in the energy sector. From a country perspective, the Fund was overweight in Argentina, which is not represented in the Benchmark. The Fund was underweight in Brazil, where the Fund’s portfolio managers sold strongly performing holdings during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	5.1%
2.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	4.9
3.	Cia de Bebidas das Americas, ADR (Brazil) (Preferred Stock)	3.6
4.	Gol Linhas Aereas Inteligentes S.A., ADR (Brazil)	2.9
5.	Banco do Estado do Rio Grande do Sul (Brazil) (Preferred Stock)	2.5
6.	NII Holdings, Inc. (Mexico)	2.4
7.	Pacific Rubiales Energy Corp. (Canada)	2.4
8.	Marisa Lojas S.A.(Brazil)	2.2
9.	Totvs S.A. (Brazil)	2.1
10.	PDG Realty S.A. Empreendimentos e Participacoes (Brazil)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	64.8%
Mexico	16.6
Argentina	4.1
United Kingdom	3.5
Canada	2.8
Peru	2.3
United States	1.3
Others (each less than 1.0%)	1.4
Short-Term Investment	3.2

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

14	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		37.51%	0.94%	13.30%
With Sales Charge*		30.29	(0.86)	11.65
CLASS C SHARES	2/28/07
Without CDSC		36.87	0.44	12.74
With CDSC**		35.87	0.44	12.74
SELECT CLASS SHARES	2/28/07	37.93	1.18	13.58

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin America Index is a free float-

adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan Russia Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	34.79%
Morgan Stanley Capital International (“MSCI”) Russia Index	13.38%

Net Assets as of 10/31/2010 (In Thousands)	$24,792

INVESTMENT OBJECTIVE**

The JPMorgan Russia Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) significantly outperformed the MSCI Russia Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s stock selection and overweight in the consumer staples sector contributed to the Fund’s relative performance, as did the Fund’s underweight in the energy sector. The Fund’s stock selection in the financials and materials sectors detracted from the Fund’s relative performance.

The largest individual contributor to relative performance was the Fund’s underweight position in Russian energy company Gazprom OAO, which constituted roughly 27% of the Benchmark. The Fund’s overweight position in Magnit OJSC also contributed to relative performance. Shares of Magnit OJSC rose as the grocery-store operator benefited from signs that it is taking market share from smaller locally operated grocery stores, which represent the majority in the Russian grocery-store industry.

In the financials sector, the contribution from the Fund’s overweight position in Sberbank of Russia more than offset the drag on the Fund’s relative performance from not owning VTB Bank, a strong performing stock in the Benchmark.

Individual detractors from relative performance included KazMunaiGas Exploration Production, an oil and gas exploration company based in Kazakhstan. Shares of the company were hurt by the Kazakhstan government’s decision in August 2010 to increase the country’s oil export tax. Additionally, not owning Novatek, a gas producer, hurt the Fund’s relative performance, as the stock was a strong performer in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching companies to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight was in the consumer staples sector and the Fund’s largest underweight was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sberbank of Russia	14.8%
2.	Mobile Telesystems OJSC, ADR	8.6
3.	Dragon Oil plc, (Ireland)	5.8
4.	CTC Media, Inc.	5.5
5.	Magnit OJSC	5.3
6.	Magnit OJSC, GDR	4.9
7.	MMC Norilsk Nickel, ADR	4.8
8.	Magnit OJSC, Reg. S, GDR	4.2
9.	Sistema JSFC, Reg. S, GDR	3.6
10.	Magnitogorsk Iron & Steel Works, Reg. S, GDR	3.5

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Staples	22.7%
Financials	21.8
Energy	18.8
Materials	11.7
Telecommunication Services	9.9
Consumer Discretionary	6.9
Utilities	2.9
Short-Term Investment	4.3
Others (each less than 1.0%)	1.0

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

16	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		34.79%	(11.65)%	(3.07)%
With Sales Charge*		27.74	(13.22)	(4.48)
CLASS C SHARES	2/28/07
Without CDSC		34.18	(12.09)	(3.54)
With CDSC**		33.18	(12.09)	(3.54)
SELECT CLASS SHARES	2/28/07	35.20	(11.41)	(2.80)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.4%
	China — 31.5%
80,000	Agricultural Bank of China Ltd., Class H (a)	42,213
13,000	AMVIG Holdings Ltd.	10,550
17,000	BBMG Corp., Class H	24,174
65,000	China Construction Bank Corp., Class H	62,140
30,000	China Eastern Airlines Corp., Ltd., Class H (a)	19,012
13,500	China Merchants Bank Co., Ltd., Class H	38,468
232	China National Building Material Co., Ltd., Class H	568
50,000	China Resources Cement Holdings Ltd. (a)	35,411
6,000	China Shenhua Energy Co., Ltd., Class H	26,786
303	China Shineway Pharmaceutical Group Ltd.	1,033
8,000	China Yurun Food Group Ltd.	31,222
12,000	Jiangxi Copper Co., Ltd., Class H	33,588
35,000	Maanshan Iron & Steel, Class H	20,121
23,000	Nine Dragons Paper Holdings Ltd.	37,212
5,500	Ping An Insurance Group Co. of China Ltd., Class H	59,464
30,000	Poly Hong Kong Investments Ltd.	30,932
2,300	Weichai Power Co., Ltd., Class H	30,348
8,300	Xinjiang Goldwind Science & Technology Co., Ltd., Class H (a)	21,470
9,000	Yanzhou Coal Mining Co., Ltd., Class H	26,039
20,000	Zijin Mining Group Co., Ltd., Class H	18,906

		569,657

	Hong Kong — 6.2%
11,500	BOC Hong Kong Holdings Ltd.	36,170
5,000	Kerry Properties Ltd.	27,777
3,200	Orient Overseas International Ltd.	28,122
3,000	Wharf Holdings Ltd.	19,753

		111,822

	India — 14.9%
9,000	Ambuja Cements Ltd.	28,448
500	Bharat Heavy Electricals Ltd.	27,583
550	HDFC Bank Ltd.	28,287
8,000	Infrastructure Development Finance Co., Ltd.	36,204
750	JSW Steel Ltd.	22,721
700	Larsen & Toubro Ltd., GDR	31,818
1,200	Maruti Suzuki India Ltd.	42,082
6,000	Mundra Port and Special Economic Zone Ltd.	20,562
1,200	Tata Motors Ltd.	31,434

		269,139

	Indonesia — 4.1%
39,775	Bank Danamon Indonesia Tbk PT	29,914

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — Continued
18,000	United Tractors Tbk PT	44,865

		74,779

	Singapore — 11.0%
6,300	Fraser and Neave Ltd.	30,444
12,000	Global Logistic Properties Ltd. (a)	21,510
29,000	Midas Holdings Ltd.	22,039
17,000	Neptune Orient Lines Ltd. (a)	28,257
18,000	Olam International Ltd.	43,753
9,928	Overseas Union Enterprise Ltd.	25,197
5,500	Wilmar International Ltd.	27,329

		198,529

	South Korea — 14.7%
36	Amorepacific Corp.	33,272
670	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	17,832
135	Hyundai Heavy Industries Co., Ltd.	44,037
600	KB Financial Group, Inc.	26,715
380	Lock & Lock Co., Ltd.	12,575
89	Samsung Electronics Co., Ltd.	58,713
273	Samsung Engineering Co., Ltd.	43,601
305	Samsung Techwin Co., Ltd.	28,513

		265,258

	Taiwan — 6.7%
10,000	Acer, Inc.	29,121
35,000	Advanced Semiconductor Engineering, Inc.	30,457
18,000	Chimei Innolux Corp. (a)	24,154
6,500	Hon Hai Precision Industry Co., Ltd.	24,583
32,000	Taishin Financial Holding Co., Ltd. (a)	13,996

		122,311

	Thailand — 5.3%
1,200	Banpu PCL, Foreign Shares	31,289
32,000	Krung Thai Bank PCL, Foreign Shares	18,044
4,500	Siam Cement PCL, NVDR	47,561

		96,894

	Total Common Stocks (Cost $1,268,223)	1,708,389

Participation Note — 1.6%
	India — 1.6%
6,000	Hindalco Industries Ltd., expiring 12/11/12 (issued through Deutsche Bank AG) (a) (Cost $16,805)	28,424

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.8%
	Investment Company — 3.8%
67,992	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $67,992)	67,992

	Total Investments — 99.8% (Cost $1,353,020)	1,804,805
	Other Assets in Excess of Liabilities — 0.2%	4,233

	NET ASSETS — 100.0%	$1,809,038

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.4%
Machinery	9.3
Metals & Mining	8.1
Construction Materials	7.5
Real Estate Management & Development	5.5
Semiconductors & Semiconductor Equipment	5.0
Oil, Gas & Consumable Fuels	4.7
Construction & Engineering	4.2
Insurance	3.3
Industrial Conglomerates	3.3
Food Products	3.2
Marine	3.1
Electrical Equipment	2.7
Electronic Equipment, Instruments & Components	2.7
Food & Staples Retailing	2.4
Automobiles	2.3
Paper & Forest Products	2.1
Diversified Financial Services	2.0
Personal Products	1.8
Computers & Peripherals	1.6
Hotels, Restaurants & Leisure	1.4
Containers & Packaging	1.3
Transportation Infrastructure	1.1
Airlines	1.1
Pharmaceuticals	0.1
Short-Term Investment	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	China — 54.9%
82	Agile Property Holdings Ltd.	108
290	Agricultural Bank of China Ltd., Class H (a)	153
58	Anta Sports Products Ltd.	120
677	Bank of China Ltd., Class H	407
107	BBMG Corp., Class H	152
25	Beijing Jingkelong Co., Ltd., Class H	30
680	China Construction Bank Corp., Class H	650
66	China Life Insurance Co., Ltd., Class H	290
46	China Merchants Bank Co., Ltd., Class H	130
33	China Merchants Property Development Co., Ltd., Class B	67
43	China Mobile Ltd.	442
80	China National Building Material Co., Ltd., Class H	196
90	China Oilfield Services Ltd., Class H	146
234	China Petroleum & Chemical Corp., Class H	223
37	China Shineway Pharmaceutical Group Ltd.	126
195	China Suntien Green Energy Corp., Ltd., Class H (a)	66
154	China Vanadium Titano - Magnetite Mining Co., Ltd. (a)	80
118	China Vanke Co., Ltd., Class B	169
55	China Yurun Food Group Ltd.	215
313	CNOOC Ltd.	653
21	Dongfang Electric Corp., Ltd., Class H	101
17	Evergreen International Holdings Ltd. (a)	10
180	Hidili Industry International Development Ltd.	193
489	Industrial & Commercial Bank of China, Class H	395
123	International Mining Machinery Holdings Ltd. (a)	107
125	Intime Department Store Group Co., Ltd.	192
48	Jiangxi Copper Co., Ltd., Class H	134
26	Lianhua Supermarket Holdings Co., Ltd., Class H	111
71	Microport Scientific Corp. (a)	72
86	Parkson Retail Group Ltd.	155
37	Ping An Insurance Group Co. of China Ltd., Class H	395
129	Poly Hong Kong Investments Ltd.	133
66	Sany Heavy Equipment International Holdings Co., Ltd.	95
17	Sihuan Pharmaceutical Holdings Group Ltd. (a)	12
64	Springland International Holdings Ltd. (a)	54
16	Tencent Holdings Ltd.	370
52	Tingyi Cayman Islands Holding Corp.	142
84	Yanzhou Coal Mining Co., Ltd., Class H	243
230	Zijin Mining Group Co., Ltd., Class H	217

		7,554

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 18.0%
38	AIA Group Ltd. (a)	112
63	BOC Hong Kong Holdings Ltd.	198
29	Cheung Kong Holdings Ltd.	437
58	China Resources Gas Group Ltd.	86
60	China Resources Land Ltd.	119
78	COSCO Pacific Ltd.	122
50	Hang Lung Properties Ltd.	245
132	Hengdeli Holdings Ltd.	73
11	Hutchison Whampoa Ltd.	109
3	Jardine Matheson Holdings Ltd.	149
27	Kerry Properties Ltd.	147
22	Li & Fung Ltd.	117
15	Orient Overseas International Ltd.	132
57	Pacific Basin Shipping Ltd.	42
6	Sun Hung Kai Properties Ltd.	103
42	Wharf Holdings Ltd.	277
1	Wing Hang Bank Ltd.	12

		2,480

	Macau — 1.1%
70	Sands China Ltd. (a)	154

	Taiwan — 24.5%
70	Acer, Inc.	205
259	Advanced Semiconductor Engineering, Inc.	226
110	Cathay Financial Holding Co., Ltd.	167
97	Coretronic Corp.	148
34	Delta Electronics, Inc.	140
59	Formosa Chemicals & Fibre Corp.	169
134	Fubon Financial Holding Co., Ltd.	164
118	Hon Hai Precision Industry Co., Ltd.	446
50	Huaku Development Co., Ltd.	138
38	Kinsus Interconnect Technology Corp.	103
3	Largan Precision Co., Ltd.	62
16	MediaTek, Inc.	205
45	Pou Chen Corp.	43
48	Powertech Technology, Inc.	159
24	President Chain Store Corp.	95
260	Taishin Financial Holding Co., Ltd. (a)	114
112	Taiwan Cement Corp.	119
207	Taiwan Semiconductor Manufacturing Co., Ltd.	426
41	TSRC Corp.	74
7	TXC Corp.	13
87	Unimicron Technology Corp.	148

		3,364

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Total Investments — 98.5% (Cost $9,519)	13,552
	Other Assets in Excess of Liabilities — 1.5%	204

	NET ASSETS — 100.0%	$13,756

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.2%
Real Estate Management & Development	14.3
Oil, Gas & Consumable Fuels	8.7
Semiconductors & Semiconductor Equipment	8.3
Electronic Equipment, Instruments & Components	7.1
Insurance	6.3
Metals & Mining	4.6
Construction Materials	3.4
Wireless Telecommunication Services	3.3
Multiline Retail	3.0
Internet Software & Services	2.7
Food Products	2.6
Industrial Conglomerates	1.9
Chemicals	1.8
Food & Staples Retailing	1.7
Computers & Peripherals	1.5
Machinery	1.5
Marine	1.3
Diversified Financial Services	1.2
Textiles, Apparel & Luxury Goods	1.2
Hotels, Restaurants & Leisure	1.1
Energy Equipment & Services	1.1
Pharmaceuticals	1.0
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.6%
	Consumer Discretionary — 5.1%
	Auto Components — 0.5%
39	Exide Industries Ltd.	138

	Automobiles — 4.3%
9	Bajaj Auto Ltd.	298
6	Hero Honda Motors Ltd.	240
15	Maruti Suzuki India Ltd.	526

		1,064

	Textiles, Apparel & Luxury Goods — 0.3%
15	Bombay Rayon Fashions Ltd.	77

	Total Consumer Discretionary	1,279

	Consumer Staples — 2.8%
	Tobacco — 2.8%
182	ITC Ltd.	703

	Energy — 10.7%
	Oil, Gas & Consumable Fuels — 10.7%
10	Bharat Petroleum Corp., Ltd.	164
104	Reliance Industries Ltd.	2,556

	Total Energy	2,720

	Financials — 24.7%
	Commercial Banks — 14.0%
18	Axis Bank Ltd.	584
25	Dhanlaxmi Bank Ltd.	105
28	HDFC Bank Ltd.	1,440
35	ICICI Bank Ltd.	922
48	IndusInd Bank Ltd.	284
24	Union Bank of India	205

		3,540

	Consumer Finance — 0.3%
3	SKS Microfinance Ltd. (a)	69

	Diversified Financial Services — 6.0%
123	Infrastructure Development Finance Co., Ltd.	557
44	Kotak Mahindra Bank Ltd.	461
28	Power Finance Corp., Ltd.	228
32	Rural Electrification Corp. Ltd.	267

		1,513

	Thrifts & Mortgage Finance — 4.4%
72	Housing Development Finance Corp., Ltd.	1,116

	Total Financials	6,238

	Health Care — 3.7%
	Health Care Equipment & Supplies — 0.5%
20	Opto Circuits India Ltd.	130

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.6%
10	Divi’s Laboratories Ltd.	156

	Pharmaceuticals — 2.6%
6	Dr Reddy’s Laboratories Ltd.	213
2	GlaxoSmithKline Pharmaceuticals Ltd.	120
17	Glenmark Pharmaceuticals Ltd.	130
4	Sun Pharmaceutical Industries Ltd.	199

		662

	Total Health Care	948

	Industrials — 15.7%
	Building Products — 0.8%
46	Sintex Industries Ltd.	212

	Construction & Engineering — 4.3%
31	IRB Infrastructure Developers Ltd.	182
15	Larsen & Toubro Ltd.	681
4	Sadbhav Engineering Ltd.	141
13	Voltas Ltd.	72

		1,076

	Electrical Equipment — 3.6%
16	Bharat Heavy Electricals Ltd.	899

	Machinery — 5.8%
150	Action Construction Equipment Ltd.	205
4	BEML Ltd.	101
14	Cummins India Ltd.	242
31	Tata Motors Ltd.	813
7	Tata Motors Ltd., Class A	123

		1,484

	Transportation Infrastructure — 1.2%
85	Mundra Port and Special Economic Zone Ltd.	291

	Total Industrials	3,962

	Information Technology — 13.8%
	IT Services — 13.8%
32	Infosys Technologies Ltd.	2,113
6	Infosys Technologies Ltd., ADR	436
40	Tata Consultancy Services Ltd.	950

	Total Information Technology	3,499

	Materials — 12.3%
	Chemicals — 2.5%
47	Godrej Industries Ltd.	226
5	Grasim Industries Ltd.	264
12	Himadri Chemicals & Industries	134

		624

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction Materials — 2.1%
11	ACC Ltd.	238
96	Ambuja Cements Ltd.	304

		542

	Containers & Packaging — 0.2%
8	Hindustan National Glass & Industries Ltd.	48

	Metals & Mining — 7.5%
121	Hindalco Industries Ltd.	575
34	Jindal Steel & Power Ltd.	535
11	JSW Steel Ltd.	333
17	Sesa Goa Ltd.	124
90	Sterlite Industries India Ltd.	344

		1,911

	Total Materials	3,125

	Telecommunication Services — 1.2%
	Wireless Telecommunication Services — 1.2%
25	Bharti Airtel Ltd.	180
30	Reliance Communications Ltd.	122

	Total Telecommunication Services	302

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.6%
	Electric Utilities — 1.7%
4	Reliance Infrastructure Ltd.	87
11	Tata Power Co., Ltd.	347

		434

	Independent Power Producers & Energy Traders — 0.9%
53	NTPC Ltd.	233

	Total Utilities	667

	Total Investments — 92.6% (Cost $19,352)	23,443
	Other Assets in Excess of Liabilities — 7.4%	1,870

	NET ASSETS — 100.0%	$25,313

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.0%
	Belgium — 2.0%
57	AGFA-Gevaert N.V. (a) (c)	333
5	Bekaert S.A. (m)	1,500
2	D’ieteren S.A. (m)	1,234

		3,067

	Denmark — 1.2%
17	Carlsberg A/S, Class B (m)	1,812

	Egypt— 1.0%
564	Centamin Egypt Ltd. (a) (m)	1,564

	Finland — 3.7%
41	Nokia OYJ (m)	442
84	Sampo OYJ, Class A (m)	2,347
182	Stora Enso OYJ, Class R	1,805
63	UPM-Kymmene OYJ (m)	1,051

		5,645

	France — 13.1%
126	Air France-KLM (a) (m)	2,305
29	Arkema S.A. (m)	1,851
44	BNP Paribas (m)	3,224
11	Christian Dior S.A. (m)	1,598
83	France Telecom S.A. (m)	1,982
1	Hermes International (m)	264
23	IPSOS (m)	1,111
12	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,815
49	Rhodia S.A. (m)	1,362
16	Sanofi-Aventis S.A. (m)	1,155
11	SEB S.A. (m)	1,051
29	Valeo S.A. (a) (c)	1,550
25	Vivendi S.A. (m)	704

		19,972

	Germany — 21.1%
22	Allianz SE (m)	2,738
14	Asian Bamboo AG (m)	715
21	Axel Springer AG (m)	3,189
21	BASF SE	1,525
43	Bayerische Motoren Werke AG (m)	3,086
25	Brenntag AG (a) (m)	2,349
9	Continental AG (a) (m)	775
46	Daimler AG (a) (m)	3,048
17	Demag Cranes AG (a) (m)	845
29	Deutsche Bank AG (m)	1,679
180	Deutsche Lufthansa AG (a) (m)	3,846
372	Infineon Technologies AG (a) (m)	2,925
11	K+S AG	771
45	Lanxess AG (m)	3,146

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — Continued
7	MAN SE (m)	746
9	SAP AG (m)	454
15	Symrise AG (m)	450

		32,287

	Netherlands — 0.9%
33	Brit Insurance Holdings N.V. (a) (m)	545
36	Draka Holding N.V. (a) (m)	772

		1,317

	Norway — 1.7%
174	Morpol ASA (a) (m)	632
162	Statoil Fuel & Retail ASA (a) (m)	1,145
15	Yara International ASA (m)	812

		2,589

	Spain — 6.6%
22	Antena 3 de Television S.A. (m)	228
117	Banco Santander S.A. (m)	1,503
17	Inditex S.A. (c)	1,429
28	Repsol YPF S.A. (m)	773
226	Telefonica S.A. (c)	6,110

		10,043

	Sweden — 5.1%
11	Autoliv, Inc. (m)	794
24	Byggmax Group AB (a) (c)	194
163	Swedbank AB, Class A (a) (m)	2,286
115	Tele2 AB, Class B (m)	2,528
33	Trelleborg AB, Class B, GDR, (m)	314
128	Volvo AB, Class B (a) (m)	1,731

		7,847

	Switzerland — 11.0%
46	Cie Financiere Richemont S.A., Class A (m)	2,302
207	Clariant AG (a) (m)	3,495
3	Forbo Holding AG (m)	1,399
71	GAM Holding AG (a) (m)	1,123
46	Novartis AG (m)	2,674
224	STMicroelectronics N.V. (m)	1,968
8	Swatch Group AG (The) (m)	3,061
43	UBS AG (a) (m)	731

		16,753

	United Kingdom — 24.9%
107	ARM Holdings plc (m)	624
59	AstraZeneca plc (m)	2,983
803	Blinkx plc (a) (m)	1,125
659	BowLeven plc (a) (m)	1,782

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
228	BP plc (m)	1,550
512	British Airways plc (a)	2,218
47	Burberry Group plc (m)	761
298	Centrica plc (m)	1,584
416	Chariot Oil & Gas Ltd. (a) (m)	1,328
64	Croda International plc (m)	1,463
548	GKN plc (m)	1,556
113	IMI plc (m)	1,435
2,487	ITV plc (a) (m)	2,724
71	J Sainsbury plc (m)	444
804	Legal & General Group plc (m)	1,292
40	Next plc (m)	1,452
730	Old Mutual plc (m)	1,519
337	Premier Farnell plc (m)	1,467
88	Rio Tinto plc (m)	5,702
8	SSL International plc (m)	148
1,155	Vodafone Group plc (m)	3,158
68	Weir Group plc (The) (m)	1,707

		38,022

	United States — 1.7%
66	Royal Caribbean Cruises Ltd. (a) (m)	2,631

	Total Common Stocks (Cost $127,563)	143,549

Preferred Stocks — 2.8%
	Germany — 2.8%
5	Draegerwerk AG & Co. KGaA (m)	393
58	ProSiebenSat.1 Media AG (m)	1,516

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — Continued
16	Volkswagen AG (m)	2,473

	Total Preferred Stocks (Cost $3,209)	4,382

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Belgium — 0.0% (g)
57	AGFA-Gevaert N.V., expiring 11/05/10 (a) (m) (Cost $—)	19

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
2,700	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $2,700)	2,700

Investment of Cash Collateral for Securities on Loan — 2.0%
	Investment Company — 2.0%
3,042	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $3,042)	3,042

	Total Investments — 100.6% (Cost $136,514)	153,692
	Liabilities in Excess of Other Assets — (0.6)%	(978)

	NET ASSETS — 100.0%	$152,714

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	25

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments

(excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Chemicals	9.9%
Diversified Telecommunication Services	7.0
Textiles, Apparel & Luxury Goods	6.5
Media	6.3
Automobiles	5.7
Insurance	5.6
Airlines	5.6
Metals & Mining	4.8
Commercial Banks	4.7
Pharmaceuticals	4.5
Machinery	4.5
Semiconductors & Semiconductor Equipment	3.7
Oil, Gas & Consumable Fuels	3.6
Auto Components	3.1

INDUSTRY	PERCENTAGE
Capital Markets	2.3%
Wireless Telecommunication Services	2.1
Paper & Forest Products	1.9
Specialty Retail	1.8
Hotels, Restaurants & Leisure	1.7
Household Durables	1.6
Trading Companies & Distributors	1.6
Electrical Equipment	1.5
Beverages	1.2
Multi-Utilities	1.1
Electronic Equipment, Instruments & Components	1.0
Multiline Retail	1.0
Short-Term Investment	1.8
Others (each less than 1.0%)	3.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
78	Dow Jones Euro STOXX 50 Index	12/17/10	$3,082	$7
17	FTSE 100 Index	12/17/10	1,542	2

				$9

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 81.0%
	Argentina — 4.1%
8	Banco Macro S.A., ADR (m)	414
36	Telecom Argentina S.A., ADR (m)	847
19	Tenaris S.A., ADR (m)	767
10	Ternium S.A., ADR (m)	346

		2,374

	Brazil — 49.0%
107	All America Latina Logistica S.A. (m)	1,007
49	BM&FBovespa S.A. (m)	407
102	BR Malls Participacoes S.A. (m)	956
174	Brasil Brokers Participacoes S.A. (m)	959
44	BRF - Brasil Foods S.A. (m)	641
38	BRF - Brasil Foods S.A., ADR (m)	562
57	Cia Siderurgica Nacional S.A., ADR (m)	967
104	Duratex S.A. (m)	1,194
74	EcoRodovias Infraestrutura e Logistica S.A. (a) (m)	562
12	EDP - Energias do Brasil S.A. (m)	257
40	Estacio Participacoes S.A. (m)	601
66	Fibria Celulose S.A. (a) (m)	1,174
123	Gafisa S.A. (m)	1,012
95	Gol Linhas Aereas Inteligentes S.A., ADR (m)	1,669
32	Hypermarcas S.A. (a) (m)	525
5	Itau Unibanco Holding S.A. (m)	94
47	Itau Unibanco Holding S.A., ADR (m)	1,159
62	Localiza Rent A Car S.A. (m)	1,029
18	Lojas Renner S.A. (m)	721
10	M Dias Branco S.A. (m)	251
78	Marisa Lojas S.A. (m)	1,255
134	MMX Mineracao e Metalicos S.A. (a) (m)	1,076
126	MRV Engenharia e Participacoes S.A. (m)	1,226
14	Natura Cosmeticos S.A. (m)	389
48	Odontoprev S.A. (m)	698
218	OGX Petroleo e Gas Participacoes S.A. (a) (m)	2,848
100	PDG Realty S.A. Empreendimentos e Participacoes (m)	1,232
20	Souza Cruz S.A. (m)	1,056
49	Sul America S.A. (m)	579
14	Totvs S.A. (m)	1,236
50	Weg S.A. (m)	656
17	Wilson Sons Ltd. BDR (m)	284

		28,282

	Canada — 2.8%
43	Pacific Rubiales Energy Corp. (a) (m)	1,382
23	Yamana Gold, Inc. (m)	251

		1,633

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chile — 0.5%
26	Cia Cervecerias Unidas S.A. (m)	291

	Mexico — 16.6%
51	America Movil S.A.B. de C.V., Series L, ADR (m)	2,940
130	Banco Compartamos S.A. de C.V. (m)	914
75	Cemex S.A.B. de C.V., ADR (a) (m)	655
10	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	555
12	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	611
166	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	711
246	Grupo Mexico S.A.B. de C.V., Class B (m)	809
314	Mexichem S.A.B. de C.V. (m)	992
33	NII Holdings, Inc. (a) (m)	1,399

		9,586

	Panama — 0.9%
11	Copa Holdings S.A., Class A (m)	542

	Peru — 2.3%
2	Credicorp Ltd. (m)	214
35	Intergroup Financial Services Corp. (m)	1,135

		1,349

	United Kingdom — 3.5%
45	Antofagasta plc (m)	953
90	Wellstream Holdings plc (m)	1,069

		2,022

	United States — 1.3%
25	First Cash Financial Services, Inc. (a) (m)	736

	Total Common Stocks (Cost $40,706)	46,815

Preferred Stocks — 15.9%
	Brazil — 15.9%
107	Banco ABC Brasil S.A. (m)	985
135	Banco do Estado do Rio Grande do Sul (m)	1,472
76	Banco Industrial e Comercial S.A. (m)	702
34	Bradespar S.A. (m)	857
15	Cia de Bebidas das Americas, ADR (m)	2,087
13	Cia de Transmissao de Energia Electrica Paulista (m)	404
63	Gerdau S.A., ADR (m)	818
43	Itau Unibanco Holding S.A. (m)	1,051
96	Randon Participacoes S.A. (m)	804

	Total Preferred Stocks (Cost $7,847)	9,180

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	27

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.2%
	Investment Company — 3.2%
1,850	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $1,850)	1,850

	Total Investments — 100.1% (Cost $50,403)	57,845
	Liabilities in Excess of Other Assets — (0.1)%	(53)

	NET ASSETS — 100.0%	$57,792

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	10.5%
Commercial Banks	10.1
Wireless Telecommunication Services	7.5
Oil, Gas & Consumable Fuels	7.3
Household Durables	6.0
Beverages	5.1
Diversified Financial Services	4.4
Paper & Forest Products	4.1
Airlines	3.8
Road & Rail	3.5
Multiline Retail	3.4
Real Estate Management & Development	3.3
Energy Equipment & Services	3.2
Consumer Finance	2.9
Machinery	2.5
Transportation Infrastructure	2.5
Food Products	2.5
Software	2.1
Tobacco	1.8
Chemicals	1.7
Personal Products	1.6
Diversified Telecommunication Services	1.5
Health Care Providers & Services	1.2
Electric Utilities	1.2
Construction Materials	1.1
Diversified Consumer Services	1.0
Insurance	1.0
Short-Term Investment	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.1%
		Consumer Discretionary — 6.7%
		Automobiles — 1.2%
18		Sollers OJSC (a) (m)	300

		Media — 5.5%
56		CTC Media, Inc. (m)	1,328
24		RBC Information Systems (a) (m)	27
1		RBC Information Systems, ADR (a) (f) (i) (m)	6

			1,361

		Total Consumer Discretionary	1,661

		Consumer Staples — 22.1%
		Food & Staples Retailing — 17.4%
32		DIXY Group OJSC (a) (m)	418
11		Magnit OJSC (m)	1,281
44		Magnit OJSC, GDR (e) (m)	1,179
—	(h)	Magnit OJSC, Reg. S, GDR	1
38		Magnit OJSC, Reg. S, GDR (m)	1,003
10		X5 Retail Group N.V., Reg. S, GDR (a) (m)	424

			4,306

		Food Products — 2.3%
27		Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	572

		Personal Products — 2.4%
10		Oriflame Cosmetics S.A., (Luxembourg) (m)	588

		Total Consumer Staples	5,466

		Energy — 18.3%
		Energy Equipment & Services — 1.1%
10		Eurasia Drilling Co., Ltd., Reg. S, (Cyprus), GDR (m)	261

		Oil, Gas & Consumable Fuels — 17.2%
11		BMB Munai, Inc., (Kazakhstan) (a) (m)	9
196		Dragon Oil plc, (Ireland) (a) (m)	1,390
25		Gazprom OAO, ADR (m)	554
33		KazMunaiGas Exploration Production, (Kazakhstan), GDR (m)	570
8		Lukoil OAO, ADR (m)	429
21		Surgutneftegas OJSC, ADR (m)	201
26		Tatneft, ADR (m)	828
43		Urals Energy plc, (Cyprus) (a) (m)	9
27		Zhaikmunai LP, Reg. S, (Kazakhstan), GDR (a) (m)	288

			4,278

		Total Energy	4,539

		Financials — 21.2%
		Commercial Banks — 17.3%
45		Bank St. Petersburg OJSC (m)	215
52		Halyk Savings Bank of Kazakhstan JSC, Reg. S, (Kazakhstan), GDR (a) (m)	485

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
6		Kazkommertsbank, Reg. S, (Kazakhstan), GDR (a) (m)	37
1,086		Sberbank of Russia (m)	3,569

			4,306

		Diversified Financial Services — 3.5%
34		Sistema JSFC, Reg. S, GDR (m)	866

		Real Estate Management & Development — 0.4%
—	(h)	Open Investments JSC (a) (m)	8
61		Sistema-Hals, Reg. S, GDR (a) (m)	79
8		XXI Century Investments Public Ltd., (Cyprus) (a) (f) (i) (m)	—

			87

		Total Financials	5,259

		Health Care — 0.9%
		Pharmaceuticals — 0.9%
5		Veropharm (a) (m)	219

		Information Technology — 0.2%
		Communications Equipment — 0.2%
50		Sitronics, Reg. S, GDR (a) (m)	39

		Materials — 11.3%
		Construction Materials — 0.1%
29		Steppe Cement Ltd., (Malaysia) (a) (m)	19

		Metals & Mining — 11.2%
20		Chelyabinsk Zinc Plant, GDR (a) (m)	83
3		KazakhGold Group Ltd., Reg. S., (Kazakhstan), GDR (a) (m)	12
67		Magnitogorsk Iron & Steel Works, Reg. S, GDR (m)	835
63		MMC Norilsk Nickel, ADR (m)	1,167
20		Novolipetsk Steel OJSC, Reg. S, GDR (m)	683
23		Orsu Metals Corp., (United Kingdom) (a) (m)	6

			2,786

		Paper & Forest Products — 0.0% (g)
15		Kazakhstan Kagazy plc, (Kazakhstan), GDR (a) (e) (f) (i) (m)	2
32		Kazakhstan Kagazy plc, Reg. S, (Kazakhstan), GDR (a) (f) (i) (m)	5

			7

		Total Materials	2,812

		Telecommunication Services — 9.6%
		Diversified Telecommunication Services — 1.3%
49		Comstar United Telesystems OJSC, Reg. S, GDR (m)	316

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	29

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — 8.3%
96	Mobile Telesystems OJSC, ADR (m)	2,069

	Total Telecommunication Services	2,385

	Utilities — 2.8%
	Electric Utilities — 2.8%
3,158	IDGC Holding JSC (a) (m)	547
160	Lenenergo OAO (a) (m)	141

	Total Utilities	688

	Total Common Stocks (Cost $15,202)	23,068

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 4.2%
	Investment Company — 4.2%
1,050	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $1,050)	1,050

	Total Investments — 97.3% (Cost $16,252)	24,118
	Other Assets in Excess of Liabilities — 2.7%	674

	NET ASSETS — 100.0%	$24,792

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2010

ADR	— American Depositary Receipt
BDR	— British Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Russia Fund	$13	0.1%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, (excluding Investments of Cash Collateral for Securities on Loan) of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$1,708,389	94.7%
China Region Fund	13,542	99.9
India Fund	23,007	98.1
Intrepid European Fund	147,950	98.2
Latin America Fund	2,022	3.5
Russia Fund	17,808	73.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund
ASSETS:
Investments in non-affiliates, at value	$1,736,813	$13,552		$23,443
Investments in affiliates, at value	67,992	—		—

Total investment securities, at value	1,804,805	13,552		23,443
Cash	1	70		1,603
Foreign currency, at value	14,690	5		—
Receivables:
Investment securities sold	42,828	278		23
Fund shares sold	1,789	43		369
Interest and dividends	473	6		1
Due from Advisor	—	16		3

Total Assets	1,864,586	13,970		25,442

LIABILITIES:
Payables:
Investment securities purchased	48,622	99		—
Fund shares redeemed	554	—		12
Accrued liabilities:
Investment advisory fees	1,520	—		—
Administration fees	124	—	(a)	—	(a)
Shareholder servicing fees	348	2		4
Distribution fees	4	2		7
Custodian and accounting fees	626	37		24
Trustees’ and Chief Compliance Officer’s fees	6	—	(a)	—	(a)
Deferred India capital gains tax	3,475	—		—
Transfer agent fees	111	8		7
Audit fees	48	46		51
Registration fees	12	17		19
Other	98	3		5

Total Liabilities	55,548	214		129

Net Assets	$1,809,038	$13,756		$25,313

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Asia Equity Fund	China Region Fund	India Fund
NET ASSETS:
Paid in capital	$1,599,993	$24,021	$41,997
Accumulated undistributed (distributions in excess of) net investment income	(885)	36	(1)
Accumulated net realized gains (losses)	(238,553)	(14,334)	(20,775)
Net unrealized appreciation (depreciation)	448,483	4,033	4,092

Total Net Assets	$1,809,038	$13,756	$25,313

Net Assets:
Class A	$18,575	$4,479	$13,882
Class C	—	2,293	7,200
Institutional Class	263,090	—	—
Select Class	1,527,373	6,984	4,231

Total	$1,809,038	$13,756	$25,313

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	504	227	779
Class C	—	118	411
Institutional Class	7,033	—	—
Select Class	41,014	352	235

Net Asset Value:
Class A — Redemption price per share	$36.87	$19.73	$17.82
Class C — Offering price per share (b)	—	19.41	17.52
Institutional Class — Offering and redemption price per share	37.41	—	—
Select Class — Offering and redemption price per share	37.24	19.87	17.97
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.91	$20.82	$18.81

Cost of investments in non-affiliates	$1,285,028	$9,519	$19,352
Cost of investments in affiliates	67,992	—	—
Cost of foreign currency	14,601	5	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund		Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$147,950		$55,995		$23,068
Investments in affiliates, at value	5,742		1,850		1,050

Total investment securities, at value	153,692		57,845		24,118
Cash	116		22		137
Foreign currency, at value	139		289		124
Receivables:
Investment securities sold	18,592		—		—
Fund shares sold	58		218		354
Interest and dividends	57		27		195
Tax reclaims	146		—		—
Securities lending income	4		—		—
Variation margin on futures contracts	9		—		—

Total Assets	172,813		58,401		24,928

LIABILITIES:
Payables:
Investment securities purchased	16,395		414		—
Collateral for securities lending program	3,042		—		—
Fund shares redeemed	206		43		30
Accrued liabilities:
Investment advisory fees	84		35		6
Administration fees	16		3		—	(a)
Shareholder servicing fees	30		11		4
Distribution fees	37		5		7
Custodian and accounting fees	46		27		15
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Transfer agent fees	168		7		9
Audit fees	45		45		46
Registration fees	2		16		16
Other	28		3		3

Total Liabilities	20,099		609		136

Net Assets	$152,714		$57,792		$24,792

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Intrepid European Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$360,580	$54,937	$20,527
Accumulated undistributed (distributions in excess of) net investment income	1,247	(532)	(44)
Accumulated net realized gains (losses)	(226,313)	(4,055)	(3,557)
Net unrealized appreciation (depreciation)	17,200	7,442	7,866

Total Net Assets	$152,714	$57,792	$24,792

NET ASSETS:
Class A	$88,859	$12,218	$11,831
Class B	9,917	—	—
Class C	17,873	4,053	7,117
Institutional Class	13,271	—	—
Select Class	22,794	41,521	5,844

Total	$152,714	$57,792	$24,792

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,861	570	914
Class B	596	—	—
Class C	1,081	190	560
Institutional Class	708	—	—
Select Class	1,230	1,933	447

Net Asset Value:
Class A — Redemption price per share	$18.28	$21.43	$12.94
Class B — Offering price per share (b)	16.63	—	—
Class C — Offering price per share (b)	16.53	21.35	12.72
Institutional Class — Offering and redemption price per share	18.75	—	—
Select Class — Offering and redemption price per share	18.54	21.48	13.06
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.29	$22.62	$13.66

Cost of investments in non-affiliates	$130,772	$48,553	$15,202
Cost of investments in affiliates	5,742	1,850	1,050
Cost of foreign currency	139	289	124
Value of securities on loan	2,912	—	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Asia Equity Fund	China Region Fund		India Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$27,670	$360		$222
Interest income from affiliates	14	—	(a)	—	(a)
Dividend income from affiliates	11	—		—
Foreign taxes withheld	(2,102)	(38)		—

Total investment income	25,593	322		222

EXPENSES:
Investment advisory fees	17,823	180		219
Administration fees	1,659	13		16
Distribution fees:
Class A	43	12		23
Class C	—	22		36
Shareholder servicing fees:
Class A	43	12		23
Class C	—	7		12
Class R5 (c)	—	—	(a)	—	(a)
Institutional Class	285	—		—
Select Class	3,701	17		9
Custodian and accounting fees	2,708	148		101
Interest expense to affiliates	5	1		—	(a)
Professional fees	91	68		120
Trustees’ and Chief Compliance Officer’s fees	17	—	(a)	—	(a)
Printing and mailing costs	178	3		7
Registration and filing fees	47	43		45
Transfer agent fees	148	25		27
Other	29	7		7

Total expenses	26,777	558		645

Less amounts waived	(435)	(200)		(230)
Less expense reimbursements	—	(71)		(49)

Net expenses	26,342	287		366

Net investment income (loss)	(749)	35		(144)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	189,079	1,048		74
Foreign currency transactions	(129)	1		(7)

Net realized gain (loss)	188,950	1,049		67

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	216,275 (b)	1,119		5,985
Foreign currency translations	198	—	(a)	—	(a)

Change in net unrealized appreciation (depreciation)	216,473	1,119		5,985

Net realized/unrealized gains (losses)	405,423	2,168		6,052

Change in net assets resulting from operations	$404,674	$2,203		$5,908

(a)	Amount rounds to less than $1,000.
(b)	Net of the change in deferred India Capital Gains Tax of approximately $(2,528,000).
(c)	Class R5 Shares liquidated on June 14, 2010 for China Region Fund and India Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Intrepid European Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,945	$329	$379
Interest income from affiliates	— (a)	— (a)	1
Dividend income from affiliates	5	— (a)	—	(a)
Income from securities lending (net)	324	—	—
Foreign taxes withheld	(499)	(3)	(3)

Total investment income	4,775	326	377

EXPENSES:
Investment advisory fees	1,209	198	306
Administration fees	173	18	23
Distribution fees:
Class A	244	23	30
Class B	84	—	—
Class C	147	22	49
Shareholder servicing fees:
Class A	244	23	30
Class B	28	—	—
Class C	49	7	16
Class R5 (b)	—	— (a)	—	(a)
Institutional Class	25	—	—
Select Class	81	19	15
Custodian and accounting fees	216	90	113
Interest expense to affiliates	5	1	3
Professional fees	67	64	64
Trustees’ and Chief Compliance Officer’s fees	3	— (a)	—	(a)
Printing and mailing costs	34	2	5
Registration and filing fees	48	43	49
Transfer agent fees	403	34	36
Other	9	6	7

Total expenses	3,069	550	746

Less amounts waived	(339)	(170)	(232)
Less expense reimbursements	—	(19)	(5)

Net expenses	2,730	361	509

Net investment income (loss)	2,045	(35)	(132)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,208	1,478	1,107
Futures	874	—	—
Foreign currency transactions	(276)	(514)	—	(a)

Net realized gain (loss)	14,806	964	1,107

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(4,739)	4,858	4,871
Futures	9	—	—
Foreign currency translations	59	(5)	—	(a)

Change in net unrealized appreciation (depreciation)	(4,671)	4,853	4,871

Net realized/unrealized gains (losses)	10,135	5,817	5,978

Change in net assets resulting from operations	$12,180	$5,782	$5,846

(a)	Amount rounds to less than $1,000.
(b)	Class R5 Shares liquidated on June 14, 2010 for Latin America Fund and Russia Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(749)	$2,218	$35	$79	$(144)	$(77)
Net realized gain (loss)	188,950	(285,543)	1,049	(2,051)	67	(7,037)
Change in net unrealized appreciation (depreciation)	216,473	810,496	1,119	6,254	5,985	10,954

Change in net assets resulting from operations	404,674	527,171	2,203	4,282	5,908	3,840

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(8)	(21)	—	—	—
Class C
From net investment income	—	—	(12)	—	—	—
Class R5 (a)
From net investment income	—	—	(1)	—	—	—
Institutional Class
From net investment income	—	(860)	—	—	—	—
Select Class
From net investment income	—	(4,124)	(40)	—	—	—

Total distributions to shareholders	—	(4,992)	(74)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(436,872)	568,080	(3,393)	3,729	5,922	(1,416)

NET ASSETS:
Change in net assets	(32,198)	1,090,259	(1,264)	8,011	11,830	2,424
Beginning of period	1,841,236	750,977	15,020	7,009	13,483	11,059

End of period	$1,809,038	$1,841,236	$13,756	$15,020	$25,313	$13,483

Accumulated undistributed (distributions in excess of) net investment income	$(885)	$(7)	$36	$74	$(1)	$(1)

(a)	Class R5 Shares liquidated on June 14, 2010 for China Region Fund and India Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Intrepid European Fund		Latin America Fund		Russia Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,045	$5,233	$(35)	$44	$(132)	$(123)
Net realized gain (loss)	14,806	(84,602)	964	(2,276)	1,107	(3,050)
Change in net unrealized appreciation (depreciation)	(4,671)	114,288	4,853	5,887	4,871	10,750

Change in net assets resulting from operations	12,180	34,919	5,782	3,655	5,846	7,577

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,370)	(8,453)	(231)	(87)	—	—
Class B
From net investment income	(236)	(939)	—	—	—	—
Class C
From net investment income	(417)	(1,676)	(65)	(29)	—	—
Class R5 (b)
From net investment income	—	—	(4)	(3)	—	— (a)
Institutional Class
From net investment income	(1,089)	(3,306)	—	—	—	—
Select Class
From net investment income	(840)	(2,677)	(122)	(73)	—	(4)

Total distributions to shareholders	(4,952)	(17,051)	(422)	(192)	—	(4)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(77,693)	(75,439)	39,549	4,118	(3,923)	10,611

NET ASSETS:
Change in net assets	(70,465)	(57,571)	44,909	7,581	1,923	18,184
Beginning of period	223,179	280,750	12,883	5,302	22,869	4,685

End of period	$152,714	$223,179	$57,792	$12,883	$24,792	$22,869

Accumulated undistributed (distributions in excess of) net investment income	$1,247	$4,407	$(532)	$19	$(44)	$— (a)

(a)	Amount rounds to less than $1,000.
(b)	Class R5 Shares liquidated on June 14, 2010 for Latin America Fund and Russia Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund			India Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009		Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,370	$8,978	$1,672	$2,924		$8,657	$2,241
Dividends and distributions reinvested	—	5	19	—		—	—
Cost of shares redeemed	(6,845)	(9,826)	(2,845)	(1,858)		(4,386)	(2,004)
Redemption fees	— (a)	— (a)	3	1		5	2

Change in net assets from Class A capital transactions	$(3,475)	$(843)	$(1,151)	$1,067		$4,276	$239

Class C
Proceeds from shares issued	$—	$—	$1,349	$2,105		$3,937	$1,898
Dividends and distributions reinvested	—	—	10	—		—	—
Cost of shares redeemed	—	—	(2,472)	(444)		(2,119)	(978)
Redemption fees	—	—	2	—	(a)	3	1

Change in net assets from Class C capital transactions	$—	$—	$(1,111)	$1,661		$1,821	$921

Class R5 (b)
Dividends and distributions reinvested	$—	$—	$1	$—		$—	$—
Cost of shares redeemed	—	—	(111)	—		(96)	—
Redemption fees	—	—	— (a)	—	(a)	— (a)	— (a)

Change in net assets from Class R5 capital transactions	$—	$—	$(110)	$—	(a)	$(96)	$— (a)

Institutional Class
Proceeds from shares issued	$64,280	$213,413	$—	$—		$—	$—
Dividends and distributions reinvested	—	— (a)	—	—		—	—
Cost of shares redeemed	(149,604)	(91,062)	—	—		—	—
Redemption fees	1	5	—	—		—	—

Change in net assets from Institutional Class capital transactions	$(85,323)	$122,356	$—	$—		$—	$—

Select Class
Proceeds from shares issued	$265,294	$1,046,312	$1,678	$4,904		$2,978	$1,306
Dividends and distributions reinvested	—	16	4	—		—	—
Cost of shares redeemed	(613,374)	(599,789)	(2,706)	(3,904)		(3,059)	(3,883)
Redemption fees	6	28	3	1		2	1

Change in net assets from Select Class capital transactions	$(348,074)	$446,567	$(1,021)	$1,001		$(79)	$(2,576)

Total change in net assets from capital transactions	$(436,872)	$568,080	$(3,393)	$3,729		$5,922	$(1,416)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	107	360	95	203	555	204
Reinvested	—	— (a)	1	—	—	—
Redeemed	(220)	(413)	(166)	(126)	(309)	(233)

Change in Class A Shares	(113)	(53)	(70)	77	246	(29)

Class C
Issued	—	—	78	145	259	161
Reinvested	—	—	— (a)	—	—	—
Redeemed	—	—	(147)	(28)	(153)	(106)

Change in Class C Shares	—	—	(69)	117	106	55

Class R5 (b)
Reinvested	—	—	— (a)	—	—	—
Redeemed	—	—	(7)	—	(7)	—

Change in Class R5 Shares	—	—	(7)	—	(7)	—

Institutional Class
Issued	1,956	8,648	—	—	—	—
Reinvested	—	— (a)	—	—	—	—
Redeemed	(4,883)	(4,177)	—	—	—	—

Change in Institutional Class Shares	(2,927)	4,471	—	—	—	—

Select Class
Issued	8,610	43,778	101	332	200	116
Reinvested	—	1	— (a)	—	—	—
Redeemed	(19,614)	(27,915)	(159)	(294)	(209)	(453)

Change in Select Class Shares	(11,004)	15,864	(58)	38	(9)	(337)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Class R5 Shares liquidated on June 14, 2010 for China Region Fund and India Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Latin America Fund		Russia Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,839	$14,689	$12,854	$4,312	$10,050	$9,772
Dividends and distributions reinvested	2,211	7,718	197	71	—	—
Cost of shares redeemed	(43,698)	(53,879)	(9,497)	(1,628)	(11,633)	(2,620)
Redemption fees	6	15	13	2	14	7

Change in net assets from Class A capital transactions	$(32,642)	$(31,457)	$3,567	$2,757	$(1,569)	$7,159

Class B
Proceeds from shares issued	$106	$542	$—	$—	$—	$—
Dividends and distributions reinvested	206	823	—	—	—	—
Cost of shares redeemed	(4,243)	(4,778)	—	—	—	—
Redemption fees	1	1	—	—	—	—

Change in net assets from Class B capital transactions	$(3,930)	$(3,412)	$—	$—	$—	$—

Class C
Proceeds from shares issued	$887	$1,172	$2,620	$1,082	$3,454	$3,240
Dividends and distributions reinvested	327	1,315	56	25	—	—
Cost of shares redeemed	(7,720)	(9,846)	(2,056)	(273)	(3,102)	(1,037)
Redemption fees	1	3	4	1	8	5

Change in net assets from Class C capital transactions	$(6,505)	$(7,356)	$624	$835	$360	$2,208

Class R5 (a)
Proceeds from shares issued	$—	$—	$—	$—	$—	$— (a)
Dividends and distributions reinvested	—	—	4	3	—	— (a)
Cost of shares redeemed	—	—	(128)	—	(73)	(1)
Redemption fees	—	—	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class R5 capital transactions	$—	$—	$(124)	$3	$(73)	$(1)

Institutional Class
Proceeds from shares issued	$9,708	$2,787	$—	$—	$—	$—
Dividends and distributions reinvested	581	728	—	—	—	—
Cost of shares redeemed	(30,125)	(21,609)	—	—	—	—
Redemption fees	1	5	—	—	—	—

Change in net assets from Institutional Class capital transactions	$(19,835)	$(18,089)	$—	$—	$—	$—

Select Class
Proceeds from shares issued	$7,277	$10,605	$39,996	$580	$3,282	$3,267
Dividends and distributions reinvested	162	394	98	71	—	2
Cost of shares redeemed	(22,222)	(26,129)	(4,619)	(130)	(5,930)	(2,031)
Redemption fees	2	5	7	2	7	7

Change in net assets from Select Class capital transactions	$(14,781)	$(15,125)	$35,482	$523	$(2,641)	$1,245

Total change in net assets from capital transactions	$(77,693)	$(75,439)	$39,549	$4,118	$(3,923)	$10,611

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Intrepid European Fund		Latin America Fund		Russia Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	515	1,037	686	296	882	1,333
Reinvested	129	574	11	8	—	—
Redeemed	(2,604)	(3,947)	(542)	(144)	(1,117)	(376)

Change in Class A Shares	(1,960)	(2,336)	155	160	(235)	957

Class B
Issued	7	42	—	—	—	—
Reinvested	12	67	—	—	—	—
Redeemed	(277)	(382)	—	—	—	—

Change in Class B Shares	(258)	(273)	—	—	—	—

Class C
Issued	56	90	140	77	311	476
Reinvested	21	107	3	3	—	—
Redeemed	(505)	(781)	(114)	(25)	(296)	(172)

Change in Class C Shares	(428)	(584)	29	55	15	304

Class R5 (a)
Issued	—	—	—	—	—	—	(a)
Reinvested	—	—	— (a)	— (a)	—	—	(a)
Redeemed	—	—	(7)	—	(7)	—	(a)

Change in Class R5 Shares	—	—	(7)	— (a)	(7)	—	(a)

Institutional Class
Issued	520	180	—	—	—	—
Reinvested	34	53	—	—	—	—
Redeemed	(1,798)	(1,367)	—	—	—	—

Change in Institutional Class Shares	(1,244)	(1,134)	—	—	—	—

Select Class
Issued	432	772	1,937	42	286	575
Reinvested	9	29	6	8	—	1
Redeemed	(1,320)	(1,860)	(230)	(11)	(523)	(321)

Change in Select Class Shares	(879)	(1,059)	1,713	39	(237)	255

(a)	Class R5 Shares liquidated on June 14, 2010 for Latin America Fund and Russia Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Asia Equity Fund
Class A
Year Ended October 31, 2010	$29.19	$(0.10	)(c)	$7.78	$7.68	$—	$—	$—	$—	(d)
Year Ended October 31, 2009	17.56	0.01	(c)	11.63	11.64	(0.01)	—	(0.01)	—	(d)
Year Ended October 31, 2008	48.39	(0.04	)(c)	(28.75)	(28.79)	(0.04)	(2.00)	(2.04)	—	(d)
Year Ended October 31, 2007	26.43	0.02	(c)	22.49	22.51	(0.06)	(0.49)	(0.55)	—	(d)
Year Ended October 31, 2006	21.68	0.10	(c)	5.59	5.69	(0.12)	(0.82)	(0.94)	—	(d)

Institutional Class
Year Ended October 31, 2010	29.49	0.03	(c)	7.89	7.92	—	—	—	—	(d)
Year Ended October 31, 2009	17.81	0.08	(c)	11.76	11.84	(0.16)	—	(0.16)	—	(d)
Year Ended October 31, 2008	48.96	0.11	(c)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)	—	(d)
Year Ended October 31, 2007	26.72	0.14	(c)	22.74	22.88	(0.15)	(0.49)	(0.64)	—	(d)
Year Ended October 31, 2006	21.84	0.22	(c)	5.62	5.84	(0.14)	(0.82)	(0.96)	—	(d)

Select Class
Year Ended October 31, 2010	29.40	(0.02	)(c)	7.86	7.84	—	—	—	—	(d)
Year Ended October 31, 2009	17.74	0.04	(c)	11.74	11.78	(0.12)	—	(0.12)	—	(d)
Year Ended October 31, 2008	48.82	0.07	(c)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)	—	(d)
Year Ended October 31, 2007	26.64	0.09	(c)	22.68	22.77	(0.10)	(0.49)	(0.59)	—	(d)
Year Ended October 31, 2006	21.82	0.18	(c)	5.61	5.79	(0.15)	(0.82)	(0.97)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had these losses not been reimbursed, the total return for Class A, Institutional Class and Select Class would have been 86.43%, 87.16% and 86.90%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$36.87	26.31%	$18,575	1.75%	(0.32)%	1.77%	109%
29.19	66.35	18,004	1.71	0.04	1.74	211
17.56	(61.76)	11,763	1.73	(0.11)	1.75	115
48.39	86.62 (e)	31,985	1.74	0.07	1.77	78
26.43	26.95	7,360	1.75	0.43	1.85	99

37.41	26.86	263,090	1.35	0.08	1.37	109
29.49	67.01	293,745	1.30	0.34	1.32	211
17.81	(61.60)	97,763	1.33	0.31	1.35	115
48.96	87.31 (e)	256,615	1.34	0.40	1.36	78
26.72	27.52	20,140	1.35	0.90	1.45	99

37.24	26.67	1,527,373	1.50	(0.06)	1.52	109
29.40	66.77	1,529,487	1.46	0.16	1.48	211
17.74	(61.67)	641,451	1.48	0.20	1.51	115
48.82	87.05 (e)	1,466,109	1.48	0.25	1.51	78
26.64	27.30	270,131	1.50	0.73	1.60	99

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	45

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2010	$16.68	$0.04	(e)	$3.07		$3.11	$(0.07)	$—	$(0.07)	$0.01
Year Ended October 31, 2009	10.46	0.10	(e)	6.12	(f)	6.22	—	—	—	—	(g)
Year Ended October 31, 2008	26.24	0.05	(e)	(15.65)		(15.60)	(0.08)	(0.11)	(0.19)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	—	(g)	11.21		11.21	—	—	—	0.03

Class C
Year Ended October 31, 2010	16.48	(0.07	)(e)	3.04		2.97	(0.05)	—	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(e)	6.06	(f)	6.10	—	—	—	—	(g)
Year Ended October 31, 2008	26.15	(0.03	)(e)	(15.59)		(15.62)	(0.05)	(0.11)	(0.16)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	(0.02)		11.14		11.12	—	—	—	0.03

Select Class
Year Ended October 31, 2010	16.78	0.10	(e)	3.08		3.18	(0.10)	—	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(e)	6.15	(f)	6.28	—	—	—	—	(g)
Year Ended October 31, 2008	26.28	(0.03	)(e)	(15.56)		(15.59)	(0.09)	(0.11)	(0.20)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	(0.01)		11.25		11.24	—	—	—	0.04

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.05%
(i)	Commencement of operations.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(k)	Includes interest expense of 0.06%.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$19.73	18.76%	$4,479	2.00%		0.22%	3.89%		79%
16.68	59.46 (f)	4,951	2.00		0.78	5.31		102
10.46	(59.78)	2,305	2.05	(h)	0.30	3.13		122
26.24	74.93	5,728	2.00		0.09	9.26	(j)	50

19.41	18.16	2,293	2.50		(0.39)	4.36		79
16.48	58.77 (f)	3,078	2.50		0.32	5.51		102
10.38	(59.99)	728	2.56	(k)	(0.15)	3.67		122
26.15	74.33	1,815	2.50		(0.39)	10.03	(j)	50

19.87	19.08	6,984	1.75		0.55	3.65		79
16.78	59.81 (f)	6,877	1.75		1.00	4.93		102
10.50	(59.67)	3,905	1.80	(h)	(0.14)	2.65		122
26.28	75.20	49,230	1.75		(0.33)	7.96	(j)	50

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
India Fund
Class A
Year Ended October 31, 2010	$12.42	$(0.11	)(e)	$5.50	$5.39	$0.01
Year Ended October 31, 2009	7.90	(0.07	)(e)	4.59	4.52	—	(f)
Year Ended October 31, 2008	20.84	(0.17	)(e)	(12.78)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.86	5.83	0.01

Class C
Year Ended October 31, 2010	12.27	(0.18	)(e)	5.42	5.24	0.01
Year Ended October 31, 2009	7.84	(0.12	)(e)	4.55	4.43	—	(f)
Year Ended October 31, 2008	20.79	(0.25	)(e)	(12.71)	(12.96)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.05)		5.83	5.78	0.01

Select Class
Year Ended October 31, 2010	12.49	(0.08	)(e)	5.55	5.47	0.01
Year Ended October 31, 2009	7.93	(0.05	)(e)	4.61	4.56	—	(f)
Year Ended October 31, 2008	20.87	(0.18	)(e)	(12.77)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.02)		5.87	5.85	0.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.03%
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Includes interest expense of 0.02%

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$17.82	43.48%	$13,882	2.00%		(0.71)%	3.59%		45%
12.42	57.22	6,613	2.00		(0.72)	4.17		45
7.90	(62.09)	4,438	2.03	(g)	(1.17)	2.40		80
20.84	38.93	4,177	2.00		(1.31)	10.08	(i)	17

17.52	42.79	7,200	2.50		(1.24)	4.07		45
12.27	56.51	3,740	2.50		(1.23)	4.59		45
7.84	(62.29)	1,960	2.53	(g)	(1.67)	2.89		80
20.79	38.60	2,372	2.50		(1.61)	11.11	(i)	17

17.97	43.88	4,231	1.75		(0.51)	3.33		45
12.49	57.50	3,046	1.75		(0.51)	4.00		45
7.93	(62.00)	4,608	1.77	(j)	(1.04)	1.99		80
20.87	39.13	50,575	1.75		(1.17)	9.71	(i)	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2010	$17.03	$0.18	(c)	$1.43		$1.61	$(0.36)	$—	$(0.36)	$—	(d)
Year Ended October 31, 2009	15.20	0.33	(c)(e)	2.49	(e)(f)	2.82	(0.99)	—	(0.99)	—	(d)
Year Ended October 31, 2008	34.64	0.70	(c)	(16.27)		(15.57)	(0.41)	(3.46)	(3.87)	—	(d)
Year Ended October 31, 2007	27.98	0.43	(c)	7.85		8.28	(0.21)	(1.41)	(1.62)	—	(d)
Year Ended October 31, 2006	23.12	0.31	(c)	7.85		8.16	(0.14)	(3.16)	(3.30)	—	(d)

Class B
8Year Ended October 31, 2010	15.54	0.09	(c)	1.29		1.38	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2009	13.92	0.23	(c)(e)	2.27	(e)(f)	2.50	(0.88)	—	(0.88)	—	(d)
Year Ended October 31, 2008	32.09	0.53	(c)	(14.95)		(14.42)	(0.29)	(3.46)	(3.75)	—	(d)
Year Ended October 31, 2007	26.04	0.24	(c)	7.31		7.55	(0.09)	(1.41)	(1.50)	—	(d)
Year Ended October 31, 2006	21.74	0.17	(c)	7.33		7.50	(0.04)	(3.16)	(3.20)	—	(d)

Class C
Year Ended October 31, 2010	15.43	0.09	(c)	1.30		1.39	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2009	13.81	0.24	(c)(e)	2.24	(e)(f)	2.48	(0.86)	—	(0.86)	—	(d)
Year Ended October 31, 2008	31.91	0.52	(c)	(14.84)		(14.32)	(0.32)	(3.46)	(3.78)	—	(d)
Year Ended October 31, 2007	25.97	0.24	(c)	7.28		7.52	(0.17)	(1.41)	(1.58)	—	(d)
Year Ended October 31, 2006	21.72	0.18	(c)	7.30		7.48	(0.07)	(3.16)	(3.23)	—	(d)

Institutional Class
Year Ended October 31, 2010	17.46	0.27	(c)	1.46		1.73	(0.44)	—	(0.44)	—	(d)
Year Ended October 31, 2009	15.63	0.42	(c)(e)	2.53	(e)(f)	2.95	(1.12)	—	(1.12)	—	(d)
Year Ended October 31, 2008	35.44	0.74	(c)	(16.59)		(15.85)	(0.50)	(3.46)	(3.96)	—	(d)
Year Ended October 31, 2007	28.54	0.56	(c)	8.03		8.59	(0.28)	(1.41)	(1.69)	—	(d)
Year Ended October 31, 2006	23.53	0.44	(c)	7.97		8.41	(0.24)	(3.16)	(3.40)	—	(d)

Select Class
Year Ended October 31, 2010	17.26	0.23	(c)	1.45		1.68	(0.40)	—	(0.40)	—	(d)
Year Ended October 31, 2009	15.39	0.37	(c)(e)	2.51	(e)(f)	2.88	(1.01)	—	(1.01)	—	(d)
Year Ended October 31, 2008	34.98	0.69	(c)	(16.37)		(15.68)	(0.45)	(3.46)	(3.91)	—	(d)
Year Ended October 31, 2007	28.18	0.50	(c)	7.94		8.44	(0.23)	(1.41)	(1.64)	—	(d)
Year Ended October 31, 2006	23.28	0.40	(c)	7.87		8.27	(0.21)	(3.16)	(3.37)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.48, $2.26, $2.52 and $2.50 and total return would have been 20.19%, 19.52%, 20.73% and 20.43% for Class A, Class B, Institutional Class and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively for Class A, Class B, Institutional Class and Select Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively, for Class C Shares.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.
(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$18.28	9.58%		$88,859	1.49%		1.05%		1.66%	381%
17.03	20.26	(e)(f)	116,135	1.51		2.29	(e)	1.78	433
15.20	(49.91)		139,208	1.46		2.77		1.46	235
34.64	30.94		394,416	1.42		1.39		1.42	171
27.98	39.68		147,422	1.44		1.22		1.44	97

16.63	8.98		9,917	1.99		0.57		2.16	381
15.54	19.59	(e)(f)	13,262	2.01		1.77	(e)	2.28	433
13.92	(50.14)		15,678	1.96		2.28		1.96	235
32.09	30.31		42,374	1.91		0.84		1.92	171
26.04	38.97		22,621	1.94		0.72		1.95	97

16.53	9.10		17,873	1.99		0.56		2.16	381
15.43	19.60	(e)(f)	23,291	2.01		1.81	(e)	2.28	433
13.81	(50.15)		28,904	1.96		2.27		1.96	235
31.91	30.31		81,982	1.92		0.85		1.92	171
25.97	38.94		24,316	1.93		0.78		1.94	97

18.75	10.10		13,271	1.00		1.57		1.27	381
17.46	20.80	(e)(f)	34,082	1.01	(g)	2.88	(e)	1.39	433
15.63	(49.65)		48,219	1.01	(g)	2.77		1.05	235
35.44	31.48		315,180	0.99		1.77		1.02	171
28.54	40.27		144,301	1.00		1.75		1.05	97

18.54	9.90		22,794	1.25		1.38		1.42	381
17.26	20.50	(e)(f)	36,409	1.26		2.54	(e)	1.53	433
15.39	(49.76)		48,741	1.20		2.63		1.20	235
34.98	31.29		328,183	1.16		1.61		1.17	171
28.18	40.01		236,203	1.19		1.60		1.20	97

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2010	$16.05	$(0.02	)(e)	$5.87	$5.85	$(0.50)	$—	$(0.50)	$0.03
Year Ended October 31, 2009	9.66	0.07	(e)	6.67	6.74	(0.36)	—	(0.36)	0.01
Year Ended October 31, 2008	23.07	0.26	(e)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—	0.01

Class C
Year Ended October 31, 2010	16.01	(0.09	)(e)	5.84	5.75	(0.44)	—	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(e)	6.66	6.68	(0.29)	—	(0.29)	0.01
Year Ended October 31, 2008	22.99	0.17	(e)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)	0.06
February 28, 2007 (g) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—	0.01

Select Class
Year Ended October 31, 2010	16.06	(0.03	)(e)	5.95	5.92	(0.52)	—	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(e)	6.64	6.76	(0.41)	—	(0.41)	0.01
Year Ended October 31, 2008	23.11	0.30	(e)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.02%
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$21.43	37.51%	$12,218	1.88%		(0.10)%	2.93%		85%
16.05	73.15	6,654	1.90		0.63	5.31		96
9.66	(56.81)	2,462	1.92	(f)	1.31	3.61		134
23.07	53.80	2,775	1.90		(0.14)	7.28	(h)	39

21.35	36.80	4,053	2.38		(0.51)	3.44		85
16.01	72.12	2,577	2.40		0.14	5.86		96
9.61	(56.98)	1,017	2.42	(f)	0.88	4.18		134
22.99	53.27	1,716	2.40		(0.61)	8.11	(h)	39

21.48	37.87	41,521	1.55		(0.14)	2.33		85
16.06	73.46	3,536	1.65		1.02	5.26		96
9.70	(56.70)	1,756	1.67	(f)	1.46	3.49		134
23.11	54.07	4,639	1.65		0.40	8.63	(h)	39

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Russia Fund
Class A
Year Ended October 31, 2010	$9.60	$(0.06	)(e)	$3.39	$3.33	$—	$—	$—	$0.01
Year Ended October 31, 2009	5.39	(0.09	)(e)	4.29	4.20	—	—	—	0.01
Year Ended October 31, 2008	19.43	(0.12	)(e)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)	0.03
February 28, 2007 (h) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—	0.25

Class C
Year Ended October 31, 2010	9.48	(0.08	)(e)	3.31	3.23	—	—	—	0.01
Year Ended October 31, 2009	5.35	(0.11	)(e)	4.23	4.12	—	—	—	0.01
Year Ended October 31, 2008	19.36	(0.18	)(e)	(13.26)	(13.44)	— (k)	(0.60)	(0.60)	0.03
February 28, 2007 (h) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—	0.26

Select Class
Year Ended October 31, 2010	9.66	(0.04	)(e)	3.43	3.39	—	—	—	0.01
Year Ended October 31, 2009	5.42	(0.06	)(e)	4.30	4.24	(0.01)	—	(0.01)	0.01
Year Ended October 31, 2008	19.53	(0.09	)(e)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)	0.03
February 28, 2007 (h) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—	0.12

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.
(g)	Includes interest expense of 0.02%
(h)	Commencement of operations.
(i)	Includes interest expense of 0.01%.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.94	34.79%		$11,831	2.01	%(i)	(0.52)%	2.96%		58%
9.60	78.11		11,027	1.99		(1.27)	3.97		66
5.39	(71.32	)(f)	1,034	2.02	(g)	(0.70)	3.57		76
19.43	29.53		2,106	2.01	(i)	(0.09)	8.75	(j)	68

12.72	34.18		7,117	2.51	(i)	(0.77)	3.50		58
9.48	77.20		5,169	2.49		(1.66)	4.84		66
5.35	(71.45	)(f)	1,288	2.52	(g)	(1.09)	4.02		76
19.36	29.07		2,272	2.51	(i)	(0.67)	9.04	(j)	68

13.06	35.20		5,844	1.76	(i)	(0.32)	2.72		58
9.66	78.55		6,606	1.75		(0.86)	4.61		66
5.42	(71.33	)(f)	2,325	1.77	(g)	(0.56)	3.39		76
19.53	30.20		3,442	1.76	(i)	0.39	9.67	(j)	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Equity Fund	Class A, Institutional Class and Select Class	Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
India Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified
Russia Fund	Class A, Class C and Select Class	Non-Diversified

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

The outstanding Class R5 Shares of China Region Fund, India Fund, Latin America Fund and Russia Fund were redeemed on June 14, 2010 and the share class was closed.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

56	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$96,416	$1,708,389	$—	$1,804,805

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities ##	$10	$13,542	$—	$13,552

India Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities ###	$—	$23,443	$—	$23,443

Intrepid European Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities ####	$5,742	$147,950	$—	$153,692

Appreciation in Other Financial Instruments Futures Contracts	$9	$—	$—	$9

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Latin America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$414	$1,960	$—	$2,374
Brazil	23,925	4,357	—	28,282
Canada	1,633	—	—	1,633
Chile	291	—	—	291
Mexico	4,825	4,761	—	9,586
Panama	542	—	—	542
Peru	1,349	—	—	1,349
United Kingdom	—	2,022	—	2,022
United States	736	—	—	736

Total Common Stocks	33,715	13,100	—	46,815

Preferred Stocks
Brazil	5,290	3,890	—	9,180

Total Preferred Stocks	5,290	3,890	—	9,180

Short-Term Investments
Investment Companies	1,850	—	—	1,850

Total Investments in Securities	$40,855	$16,990	$—	$57,845

Russia Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,328	$327	$6		$1,661
Consumer Staples	1,180	4,286	—		5,466
Energy	9	4,530	—		4,539
Financials	215	5,044	—	(a)	5,259
Health Care	—	219	—		219
Information Technology	—	39	—		39
Materials	89	2,716	7		2,812
Telecommunication Services	—	2,385	—		2,385
Utilities	—	688	—		688

Total Common Stocks	2,821	20,234	13		23,068

Short-Term Investments
Investment Companies	1,050	—	—		1,050

Total Investments in Securities	$3,871	$20,234	$13		$24,118

(a)	Security has a zero value.
#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a participation note and a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a common stock. Please refer to the SOI for industry specifics of the portfolio holdings.
###	Portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

58	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

The following is a summary of investments for which unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPM Russia Fund

	Balance as of 10/31/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3		Balance as of 10/31/10
Investments in Securities
Common Stocks — Consumer Discretionary	$—		$—	$(1)	$—	$—	$7	$—		$6
Common Stocks — Energy	—	(a)	—	—	—	—	—	—	(a)	—
Common Stocks — Financials	—	(a)	—	—	—	—	—	—		—	(a)
Common Stocks — Materials	—		—	(6)	—	—	13	—		7

Total	$—	(a)	$—	$(7)	$—	$—	$20	$—	(a)	$13

(a)	Security has zero value.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2010, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Russia Fund	$(7)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2010 (amounts in thousands):

	Value	Percentage
Russia Fund	$13	0.1%

C. Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Intrepid European Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

D. Forward Foreign Currency Exchange Contracts — The Intrepid European Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contract are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of October 31, 2010

Intrepid European Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9

Total		$9

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$874	$3	$877

Total	$874	$3	$877

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$9	$9

Total	$9	$9

The Fund’s derivative contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume:

The table below discloses the volume of the Intrepid European Fund’s futures contracts activities as of October 31, 2010 (amounts in thousands):

Futures Contracts:	Intrepid European Fund
Average Notional Balance Long	$4,540
Ending Notional Balance Long	$4,624

The Intrepid European Fund had activity in forward foreign currency exchange contracts, with an average settlement value of approximately $552,000 for the period April 1, 2010 through April 30, 2010. At October 31, 2010, the Intrepid European Fund no longer held positions in these investments.

60	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Securities Lending — The Funds may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2010, the Intrepid European Fund earned approximately $14,000 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominate securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At October 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid European Fund	$2,912	$3,042	$3,042

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees of approximately $9,000 associated with the Intrepid European Fund’s investment in JPMorgan Prime Money Market Fund.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The Intrepid European Fund incurred lending agent fees to JPMCB of approximately $9,000 for the year ended October 31, 2010.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Asia Equity Fund	$—	$(129)	$129
China Region Fund	—	1	(1)
India Fund	(150)	144	6
Intrepid European Fund	—	(253)	253
Latin America Fund	(108)	(94)	202
Russia Fund	(88)	88	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to passive foreign investment company (PFIC) gains and losses (China Region Fund and Latin America Fund), net operating loss (India Fund, Latin America Fund and Russia Fund), foreign futures contracts (Intrepid European Fund) and foreign currency gains or losses (Asia Equity Fund, China Region Fund, Intrepid European Fund and Latin America Fund).

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

62	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into an investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of average daily net assets for the Funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$6	$1
China Region Fund	3	1
India Fund	17	1
Intrepid European Fund	8	21
Latin America Fund	11	3
Russia Fund	8	12

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5*	Institutional Class	Select Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.10%	0.25%
China Region Fund	0.25	n/a	0.25%	0.05%	n/a	0.25
India Fund	0.25	n/a	0.25	0.05	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	n/a	0.10	0.25
Latin America Fund	0.25	n/a	0.25	0.05	n/a	0.25
Russia Fund	0.25	n/a	0.25	0.05	n/a	0.25

*	Class R5 Shares were liquidated June 14, 2010.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5*	Institutional Class	Select Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.35%	1.50%
China Region Fund	2.00	n/a	2.50%	1.55%	n/a	1.75
India Fund	2.00	n/a	2.50	1.55	n/a	1.75
Intrepid European Fund	1.75	2.50%	2.50	n/a	1.00	1.50
Latin America Fund	1.90	n/a	2.40	1.45	n/a	1.65
Russia Fund	2.00	n/a	2.50	1.55	n/a	1.75

*	Class R5 Shares were liquidated June 14, 2010.

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended October 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Equity Fund	$—	$420	$—	$420	$—
China Region Fund	179	14	7	200	71
India Fund	209	12	9	230	49
Intrepid European Fund	34	11	25	70	—
Latin America Fund	146	15	8	169	19
Russia Fund	199	20	12	231	5

	Voluntary Waivers
	Investment Advisory	Administration	Total
Intrepid European Fund	$188	$72	$260

64	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended October 31, 2010 were as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Asia Equity Fund	$15
Intrepid European Fund	9
Latin America Fund	1
Russia Fund	1

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2010, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Asia Equity Fund	$42
India Fund	1
Intrepid European Fund	2
Latin America Fund	1

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$1,877,441	$2,338,040
China Region Fund	11,299	15,154
India Fund	11,919	7,755
Intrepid European Fund	674,877	757,402
Latin America Fund	54,373	16,251
Russia Fund	13,611	18,724

During the year ended October 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$1,374,795	$444,298	$14,288	$430,010
China Region Fund	10,169	3,395	12	3,383
India Fund	19,684	4,466	707	3,759
Intrepid European Fund	140,168	14,053	529	13,524
Latin America Fund	51,260	6,756	171	6,585
Russia Fund	17,828	8,732	2,442	6,290

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to mark to market of passive foreign investment companies (“PFICs”) (Asia Equity Fund, Intrepid European Fund and Latin America Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
China Region Fund	$74	$—	$74
Intrepid European Fund	4,952	—	4,952
Latin America Fund	422	—	422

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Asia Equity Fund	$4,992	$—	$4,992
Intrepid European Fund	17,051	—	17,051
Latin America Fund	192	—	192
Russia Fund	4	—	4

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Equity Fund	$1,726	$(219,380)	$426,708
China Region Fund	36	(13,683)	3,383
India Fund	—	(20,442)	3,759
Intrepid European Fund	1,957	(223,359)	13,544
Latin America Fund	—	(3,730)	6,585
Russia Fund	—	(2,025)	6,290

For the Funds, the cumulative timing differences primarily consist of mark to market of PFICs (Asia Equity Fund, Intrepid European Fund and Latin America Fund) and wash sale loss deferrals.

As of October 31, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
Asia Equity Fund	$—	$—	$219,380	$—	$219,380
China Region Fund	—	11,710	1,973	—	13,683
India Fund	33	13,292	7,113	4	20,442
Intrepid European Fund	—	124,451	98,908	—	223,359
Latin America Fund	—	1,453	2,277	—	3,730
Russia Fund	—	195	1,830	—	2,025

During the year ended October 31, 2010, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Asia Equity Fund	$184,160
China Region Fund	596
Intrepid European Fund	8,906
Latin America Fund	782
Russia Fund	895

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund

66	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Asia Equity Fund and China Region Fund. Additionally, Russia Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	60.8%

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2010, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2010, the Asia Equity Fund invested approximately 31.6% of its total investments in China.

As of October 31, 2010, the Intrepid European Fund invested approximately 25.2% and 24.3% of its total investments (excluding Investments of Cash Collateral for Securities on Loan) in the United Kingdom and Germany, respectively.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At October 31, 2010, the Fund had 55.8% and 24.8% of its total investments invested in China and Taiwan, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from India’s undeveloped systems of securities and transfer.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At October 31, 2010, the Fund had 64.8% of its total investments invested in Brazil.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s undeveloped systems of securities and transfer.

68	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2010

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	69

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	141	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	141	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	141	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	141	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	141	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	141	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

70	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	141	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	141	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	141	Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation
			(2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	71

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

72	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$1,160.20	$9.53	1.75%
Hypothetical	1,000.00	1,016.38	8.89	1.75
Institutional Class
Actual	1,000.00	1,162.50	7.36	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Select Class
Actual	1,000.00	1,161.60	8.17	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50

China Region Fund
Class A
Actual	1,000.00	1,144.40	10.86	2.01
Hypothetical	1,000.00	1,015.07	10.21	2.01
Class C
Actual	1,000.00	1,141.80	13.55	2.51
Hypothetical	1,000.00	1,012.55	12.73	2.51
Select Class
Actual	1,000.00	1,146.60	9.47	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75

India Fund
Class A
Actual	1,000.00	1,165.50	10.92	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Class C
Actual	1,000.00	1,162.60	13.63	2.50
Hypothetical	1,000.00	1,012.60	12.68	2.50

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	73

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
India Fund (continued)
Select Class
Actual	$1,000.00	$1,166.90	$9.56	1.75%
Hypothetical	1,000.00	1,016.38	8.89	1.75

Intrepid European Fund
Class A
Actual	1,000.00	1,067.10	7.76	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class B
Actual	1,000.00	1,063.30	10.35	1.99
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class C
Actual	1,000.00	1,064.40	10.35	1.99
Hypothetical	1,000.00	1,015.17	10.11	1.99

Institutional Class
Actual	1,000.00	1,069.60	5.22	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,068.60	6.47	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

Latin America Fund
Class A
Actual	1,000.00	1,164.70	10.09	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,161.60	12.80	2.35
Hypothetical	1,000.00	1,013.36	11.93	2.35
Select Class
Actual	1,000.00	1,165.50	8.24	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51

Russia Fund
Class A
Actual	1,000.00	1,119.40	10.79	2.02
Hypothetical	1,000.00	1,015.02	10.26	2.02
Class C
Actual	1,000.00	1,117.80	13.45	2.52
Hypothetical	1,000.00	1,012.50	12.78	2.52
Select Class
Actual	1,000.00	1,121.00	9.46	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

74	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and sub-advisory agreements for the Asia Equity Fund, China Region Fund and India Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	75

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Asia Equity Fund, China Region Fund, India Fund, Intrepid European Fund, Latin America Fund and Russia Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees

76	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Asia Equity Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the China Region Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the India Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid European Fund’s performance was in the fourth, fourth and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Latin America Fund’s performance was in the third quintile for the Class A shares and in the second quintile for the Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Russia Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Asia Equity Fund’s net advisory fee for both Class A and Select Class shares were in the fifth quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the China Region Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	77

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the India Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Latin America Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Russia Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

78	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
China Region Fund	$59
Intrepid European Fund	3,751
Latin America Fund	112

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2010, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Equity Fund	$27,670	$2,088
China Region Fund	322	38
India Fund	222	—
Intrepid European Fund	4,949	497
Latin America Fund	330	3
Russia Fund	256	3

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2010. These shareholders will receive more detailed information along with 2010 Form 1099-DIV.

OCTOBER 31, 2010	J.P. MORGAN COUNTRY/REGION FUNDS	79

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

80	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. October 2010.	AN-INTEQ-CO-1010

Annual Report

J.P. Morgan SMA Funds

October 31, 2010

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	1

A MESSAGE FROM GARY J. MADICH

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

DECEMBER 6, 2010 (Unaudited)

With the recent market turmoil still fresh in the minds of many investors, new assets have poured into bond funds since the market bottomed in March 2009. Investors seem to be drawn to the perception of bonds’ relative safety versus other investments, likely a reaction to the sharp decline in stock prices in 2008 and early 2009 and the general uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events, a risk that has garnered recent attention as many states have seen their growing budget deficit challenges become the topic of newspaper headlines. Acknowledging the challenges that are facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility.

While we certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these investments serve as a stark reminder about the importance of a well-diversified portfolio. As an investor, the best way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Fund’s fixed income portfolio management team,

Gary J. Madich

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	15.56%
Morgan Stanley Capital International (“MSCI”) EAFE Value Index	4.63%

Net Assets as of 10/31/2010 (In Thousands)	$187,569

INVESTMENT OBJECTIVE

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities**.

The Fund was established to implement the International Value Strategy, and to hold common shares of companies that were deemed attractive but were not accessible as American Depository Receipts (ADRs).

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered in the third quarter of 2010 and into October amid strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation among regions and countries.

International stocks, as measured by the MSCI EAFE Index, gained 8.36%, underperforming emerging markets and U.S. stocks. The relative weakness of the MSCI EAFE Index was driven primarily by lagging European stocks. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the impact that austerity measures would have on growth in the region.

Emerging markets stocks were bolstered by strong GDP growth in developing countries, as the MSCI Emerging Markets Index gained 23.89% and was among the best performing stock indexes during the reporting period. The greater China region lagged other emerging markets. Investors were concerned that the Chinese government would be forced to take measures to clamp down on the surging Chinese economy in an effort to ward off inflation, potentially causing a sharp pullback in economic activity (also known as a “hard landing”). However, concerns about a hard landing in China failed to materialize and the Chinese stock market performed well toward the end of the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund outperformed the MSCI EAFE Value Index (the “Benchmark”) for the twelve months ended October 31, 2010.

Individual contributors to relative performance included the Fund’s overweight positions in German-based Lanxess AG and France-based Rhodia S.A., specialty chemical providers not held in the Benchmark. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

Another contributor to relative performance was the Fund’s overweight position in Cairn Energy plc., an independent oil and gas exploration and production company not held in the Benchmark. The stock rose as the company ramped up production following the completion of its pipeline project. In addition, Vedanta Resources announced plans to buy a controlling stake in Cairn Energy plc.’s Indian operations.

Individual detractors included the Fund’s overweight position in Lafarge S.A., a France-based building materials company that was hurt by continued weakness in European construction activity. Not owning chemical company BASF also detracted from the Fund’s relative performance as the stock was a strong performer in the Benchmark. The Fund’s position in Sidenor Steel Products Manufacturing Co. S.A., which was not held in the Benchmark, also detracted from relative performance. The Greek steel stock declined with other Greek stocks on concerns about the country’s debt crisis.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify the most attractive value stocks in each sector. In addition, the Fund’s portfolio managers employed futures to help manage cash flows.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Volkswagen AG (Germany)	4.7%
2.	DnB NOR ASA (Norway)	3.9
3.	Rhodia S.A. (France)	3.8
4.	QBE Insurance Group Ltd. (Australia)	3.8
5.	Mitsui & Co., Ltd. (Japan)	3.7
6.	Unilever N.V. CVA (Netherlands)	3.6
7.	Lanxess AG (Germany)	3.6
8.	EDP—Energias de Portugal S.A. (Portugal)	3.3
9.	First Quantum Minerals Ltd. (Canada)	3.3
10.	KBC Groep N.V. (Belgium)	3.2

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	28.6%
France	11.1
Germany	9.6
Norway	6.8
United Kingdom	6.4
Australia	3.8
Netherlands	3.6
Portugal	3.3
Canada	3.3
Belgium	3.2
Italy	2.8
China	2.7
Singapore	2.6
Austria	2.6
South Korea	2.5
South Africa	2.3
Taiwan	1.7
Finland	0.1
Short-Term Investment	3.0

*	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	15.56%	(7.85)%	(4.64)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from August 17, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	4.77%
Barclays Capital 1-10 Year U.S. TIPS Index	7.51%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	6.80%

Net Assets as of 10/31/2010 (In Thousands)	$15,915

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return SMA Strategy. The Fund used zero-coupon inflation-swaps in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund was designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The zero-coupon inflation-linked swaps used by the Fund were based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

HOW DID THE MARKET PERFORM?

Yields fell to historical lows in the tax-free fixed income market, which experienced large asset inflows and a favorable supply/demand environment. New debt issuance in the tax-free market continued to decline and was significantly lower when viewed without Build America Bonds (BABS), which remained a large portion of new issuance during the reporting period. BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. The more cyclical and lower-rated sectors of the municipal market outperformed the overall tax-free market.

HOW DID THE FUND PERFORM?

The Fund underperformed the Barclays Capital 1-10 Year U.S. TIPS Index (the “TIPS Benchmark”) and the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Municipal Bond Benchmark”) for the twelve months ended October 31, 2010.

When comparing the Fund’s performance against the TIPS Benchmark, it is important to think about the Fund’s return on a tax-adjusted basis. Treasury Inflation Protected Securities (“TIPS”) generate income that is fully taxable, whereas the Fund, which invested predominantly in high quality municipal bonds, attempts to provide investors with inflation protection that is more tax-efficient. During the reporting period, the Fund’s municipal securities generated a higher after-tax return than U.S. Treasury securities with similar maturities because of the municipal market’s higher tax equivalent yield. The taxable equivalent yield is the amount that a taxable investment (such as a U.S. Treasury Note) would have to return in order to generate the same amount of income as a tax-exempt investment of equal maturity. As of October 31, 2010, assuming a 35% tax rate, the taxable equivalent yield for a General Obligation AAA municipal bond with a 7 year maturity was 2.94%. As of October 31, 2010, a U.S. Treasury Note with a 7 year maturity was yielding 1.89%, 105 basis points (1.05%) lower than the taxable equivalent return of a General Obligation AAA municipal bond with a 7 year maturity.

The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. This allocation hurt the Fund’s relative performance versus the Municipal Bond Benchmark as investors preferred riskier, lower-quality municipal bonds during the reporting period.

On an absolute basis and relative to the Municipal Bond Benchmark, duration was a key driver of the Fund’s tax-exempt fixed income investments’ performance during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/drop in price as interest rates go down/up versus bonds with longer duration. Across most sectors and ratings segments, the Fund’s fixed income securities with longer duration outperformed, while the Fund’s holdings with shorter duration underperformed as interest rates declined during the reporting period.

HOW DID THE FUND’S INFLATION PROTECTION STRATEGY IMPACT PERFORMANCE?

The Fund’s zero-coupon inflation-linked swaps detracted from the Fund’s absolute return. However, as a result of the Fund’s tactical active management of the zero-coupon inflation-swaps, the Fund’s return from these swaps, while negative, was better

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

than the return for zero coupon inflation-linked swaps as measured by the 5 year Barclays Capital Inflation Swap Zero Coupon USD ERI index for the twelve months ended October 31, 2010.

In addition, the Fund’s zero-coupon inflation-linked swaps detracted from the Fund’s relative performance versus the TIPS Benchmark, as the zero-coupon inflation-linked swap rate underperformed the TIPS breakeven rate. The zero-coupon inflation-linked swap rate is used to measure the Fund’s inflation-linked swaps as compared to TIPS. The TIPS breakeven rate is the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity.

HOW WAS THE FUND POSITIONED?

Among tax-exempt fixed income investments, the Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. For liquidity and to enhance the Fund’s overall credit quality, the Fund purchased prerefunded bonds during the reporting period. The Fund reduced its exposure to the tobacco sector due to concerns about downgrade risks.

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate.

PORTFOLIO COMPOSITION***
Municipal Bonds	91.6%
Short-Term Investment	8.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		4.77%	4.81%	5.14%
After Taxes on Distributions		4.75	4.81	5.13
After Taxes on Distributions and Sale of Fund Shares		4.21	4.63	4.92

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Capital 1–10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index, Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and Tax Aware Real Return Custom Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate Municipal (1–17 Year)

Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = [(Barclays Capital 1–10 Year U.S. TIPS Index—Barclays Capital 1–10 Year Treasury Index) X 0.75] + Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.6%
	Australia — 3.8%
420	QBE Insurance Group Ltd.	7,067

	Austria — 2.6%
108	Erste Group Bank AG (m)	4,888

	Belgium — 3.2%
139	KBC Groep N.V. (a)	6,069

	Canada — 3.3%
71	First Quantum Minerals Ltd.	6,177

	China — 2.8%
1,816	China Merchants Bank Co., Ltd., Class H (m)	5,173

	Finland — 0.1%
90	Ruukki Group OYJ (a)	224

	France — 11.1%
46	Compagnie Generale des Etablissements Michelin, Class B	3,681
28	PPR (m)	4,683
256	Rhodia S.A. (m)	7,145
81	Sodexo (m)	5,295

		20,804

	Germany — 4.9%
57	Hamburger Hafen und Logistik AG	2,491
96	Lanxess AG (m)	6,684

		9,175

	Italy — 2.8%
957	Snam Rete Gas S.p.A. (m)	5,190

	Japan — 28.7%
89	Aisin Seiki Co., Ltd. (m)	2,773
80	East Japan Railway Co. (m)	4,940
825	Fujitsu Ltd. (m)	5,628
1	Japan Tobacco, Inc. (m)	2,296
924	JX Holdings, Inc. (m)	5,446
772	Marubeni Corp. (m)	4,850
625	Mitsubishi Electric Corp. (m)	5,858
445	Mitsui & Co., Ltd. (m)	7,000
924	Nippon Express Co., Ltd. (m)	3,671
852	Nippon Sheet Glass Co., Ltd. (m)	1,870
418	Ricoh Co., Ltd. (m)	5,847
173	Shiseido Co., Ltd. (m)	3,620

		53,799

	Netherlands — 3.6%
229	Unilever N.V. CVA (m)	6,796

SHARES	SECURITY DESCRIPTION	VALUE($)

	Norway — 6.8%
538	DnB NOR ASA (m)	7,385
557	Orkla ASA (m)	5,403

		12,788

	Portugal — 3.3%
1,632	EDP - Energias de Portugal S.A. (m)	6,244

	Singapore — 2.6%
2,042	Singapore Telecommunications Ltd. (m)	4,893

	South Africa — 2.3%
835	African Bank Investments Ltd. (m)	4,278

	South Korea — 2.6%
54	LG Electronics, Inc. (m)	4,783

	Taiwan — 1.7%
423	Hon Hai Precision Industry Co., Ltd., GDR (m)	3,234

	United Kingdom — 6.4%
400	Cairn Energy plc (a) (m)	2,470
445	Cookson Group plc (a) (m)	3,675
1,335	GKN plc (m)	3,793
134	Petropavlovsk plc (m)	2,081

		12,019

	Total Common Stocks (Cost $146,321)	173,601

Preferred Stock — 4.7%
	Germany — 4.7%
59	Volkswagen AG (m) (Cost $5,440)	8,912

Short-Term Investment — 3.0%
	Investment Company — 3.0%
5,700	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $5,700)	5,700

	Total Investments — 100.3% (Cost $157,461)	188,213
	Liabilities in Excess of Other Assets — (0.3)%	(644)

	NET ASSETS — 100.0%	$187,569

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.5%
Chemicals	7.4
Trading Companies & Distributors	6.3
Auto Components	5.5
Industrial Conglomerates	4.9
Automobiles	4.7
Road & Rail	4.6
Metals & Mining	4.4
Oil, Gas & Consumable Fuels	4.2
Insurance	3.8
Food Products	3.6
Electric Utilities	3.3
Electrical Equipment	3.1
Office Electronics	3.1

INDUSTRY	PERCENTAGE
Computers & Peripherals	3.0%
Hotels, Restaurants & Leisure	2.8
Gas Utilities	2.8
Diversified Telecommunication Services	2.6
Household Durables	2.5
Multiline Retail	2.5
Diversified Financial Services	2.3
Personal Products	1.9
Electronic Equipment, Instruments & Components	1.7
Transportation Infrastructure	1.3
Tobacco	1.2
Building Products	1.0
Short-Term Investment	3.0

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
37	Dow Jones Euro STOXX 50 Index	12/17/10	$1,462	$(6)
13	FTSE 100 Index	12/17/10	1,179	(4)

				$(10)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 93.4%
	Alaska — 0.7%
	General Obligation — 0.7%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/16	115

	Arizona — 4.8%
	General Obligation — 0.6%
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	99

	Transportation — 0.6%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	100

	Utility — 3.6%
500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	570

	Total Arizona	769

	California — 7.4%
	Education — 0.8%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	72
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/15	54

		126

	General Obligation — 1.2%
175	San Ramon Valley Unified School District, 2002 Election, GO, AGM, 5.250%, 08/01/15	199

	Other Revenue — 1.4%
100	California State Public Works Board, Various University of California Projects, Series D, Rev., 5.000%, 05/01/11	102
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	90
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	30

		222

	Prerefunded — 4.0%
30	El Monte Union High School District, 2002 Election, Series B, GO, NATL- RE, 5.000%, 03/01/15 (p)	35
80	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	92

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
30	Pasadena Unified School District, Election 1997, Series D, GO, NATL- RE, 4.500%, 05/01/13 (p)	33
50	San Francisco City & County Airports Commission, Second Series Issue 28B, Rev., NATL-RE, 4.750%, 05/01/12 (p)	53
175	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.000%, 07/01/12 (p)	188
215	Twin Rivers Unified School District, GO, AGM, 5.250%, 08/01/12 (p)	235

		636

	Total California	1,183

	Colorado — 3.0%
	General Obligation — 2.3%
305	Jefferson County School District R-1, GO, 5.000%, 12/15/22	362

	Special Tax — 0.7%
100	City of Grand Junction, Rev., 5.000%, 03/01/13	110

	Total Colorado	472

	Connecticut — 4.5%
	General Obligation — 4.5%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	179
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	299
200	Town of Trumbull, GO, 5.000%, 09/15/16	237

	Total Connecticut	715

	District of Columbia — 0.9%
	Education — 0.7%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	115

	General Obligation — 0.2%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	23

	Total District of Columbia	138

	Florida — 3.2%
	Other Revenue — 1.8%
185	Florida State Department of Transportation, Series A, Rev., 4.000%, 07/01/18	206
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/18	88

		294

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)

Municipal Bonds — Continued
	Transportation — 1.2%
125	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/14	139
50	Florida State Turnpike Authority, Department of Transportation, Series B, Rev., AMBAC, 5.000%, 07/01/11	52

		191

	Water & Sewer — 0.2%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	28

	Total Florida	513

	Georgia — 4.4%
	Certificate of Participation/Lease — 1.5%
225	Metropolitan Atlanta Rapid Transit Authority, Second Indenture Series, COP, NATL-RE, 5.000%, 01/01/13 (p)	246

	General Obligation — 2.5%
	State of Georgia,
155	Series B, GO, 5.000%, 07/01/11 (p)	160
50	Series D, GO, 4.000%, 08/01/11	51
150	Series D, GO, 5.250%, 10/01/15	179

		390

	Water & Sewer — 0.4%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	64

	Total Georgia	700

	Hawaii — 1.3%
	Prerefunded — 1.3%
200	City & County of Honolulu, Series A, GO, 6.000%, 01/01/12 (p)	213

	Idaho — 0.4%
	Water & Sewer — 0.4%
50	Idaho Board Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	59

	Illinois — 2.0%
	General Obligation — 0.8%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	71

60	Cook-Kane Lake & McHenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.000%, 12/01/11	63

		134

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)

	Prerefunded — 1.2%
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	184

	Total Illinois	318

	Indiana — 0.8%
	Education — 0.8%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	122

	Iowa — 0.5%
	Water & Sewer — 0.5%
65	City of Des Moines, Sewer System, Series H, Rev., AGM, 5.000%, 06/01/14	74

	Kansas — 1.9%
	General Obligation — 1.9%
265	Sedgwick County Unified School District No. 265 Goddard, Series 2, GO, AGM, 5.000%, 10/01/15	308

	Louisiana — 1.4%
	Industrial Development Revenue/Pollution Control Revenue — 1.4%
200	Terrebonne Parish, Series ST, Rev., 5.875%, 03/01/26	230

	Maryland — 1.8%
	General Obligation — 1.1%
100	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	120
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	56

		176

	Transportation — 0.7%
100	Maryland State Department of Transportation County, Second Issue, Rev., 4.000%, 09/01/16	114

	Total Maryland	290

	Massachusetts — 1.7%
	Education — 0.7%
100	University of Massachusetts Building Authority, Senior Series 1, Rev., AMBAC, 5.250%, 11/01/13 (p)	114

	General Obligation — 0.3%
35	Commonwealth of Massachusetts, Consolidated Loan, Series A, GO, 5.000%, 05/01/13	39

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.7%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	112

	Total Massachusetts	265

	Michigan — 1.1%
	Education — 0.5%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	84

	Prerefunded — 0.6%
85	Ovid Elsie Area Schools, School Building & Site, GO, NATL-RE, Q- SBLF, 5.000%, 11/01/12 (p)	93

	Total Michigan	177

	Minnesota — 1.5%
	Other Revenue — 1.5%
200	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/16	236

	Mississippi — 0.6%
	Prerefunded — 0.6%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	93

	Missouri — 4.3%
	General Obligation — 3.1%
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/20	203
250	St. Louis County Reorganized School District No. R-6, GO, AGM, 5.000%, 02/01/14	283

		486

	Transportation — 0.7%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/22	112

	Water & Sewer — 0.5%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	87

	Total Missouri	685

	New Jersey — 1.0%
	Transportation — 1.0%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	92
60	Series A, Rev., 5.500%, 12/15/21	70

	Total New Jersey	162

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Mexico — 1.7%
	Other Revenue — 1.7%
200	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/20	238
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	35

	Total New Mexico	273

	New York — 10.3%
	Education — 0.7%
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	110

	General Obligation — 3.7%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	55
195	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	225
75	City of White Plains, Public Improvement, Series A, GO, 4.400%, 05/15/15 (p)	77
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	84
100	Syosset Central School District, GO, AGM, 4.250%, 12/15/13	111
35	Valhalla Union Free School District, GO, AGM, 5.000%, 03/15/16 (p)	36

		588

	Industrial Development Revenue/Pollution Control Revenue — 2.1%
280	City of New York, Series E-1, GO, 6.250%, 10/15/28	333

	Other Revenue — 1.8%
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Sub Series E, Rev., 5.000%, 06/15/12	54
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	115
100	Triborough Bridge & Tunnel Authority, Sub Series D, Rev., 5.000%, 11/15/18	118

		287

	Special Tax — 0.7%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/17	113

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — 1.3%
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	206

	Total New York	1,637

	North Carolina — 3.5%
	Certificate Of Participation/Lease — 0.4%
65	Cabarrus County, COP, 5.250%, 02/01/14	71

	Transportation — 3.1%
	State of North Carolina,
150	Rev., NATL-RE, 5.000%, 03/01/12	159
300	Rev., NATL-RE, 5.000%, 03/01/13	330

		489

	Total North Carolina	560

	Ohio — 1.5%
	General Obligation — 1.5%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	120
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	119

	Total Ohio	239

	Oklahoma — 2.1%
	Education — 2.1%
300	Oklahoma Capital Improvement Authority, Higher Education Projects, Series F, Rev., AMBAC, 5.000%, 07/01/13	333

	Oregon — 1.3%
	Other Revenue — 1.3%
175	Oregon State Department of Administrative Services, Series A, Rev., 5.000%, 04/01/21	202

	Pennsylvania — 4.4%
	Education — 1.3%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/23	204

	General Obligation — 1.8%
50	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/12	54
200	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/16 (p)	236

		290

	Other Revenue — 0.7%
100	Bucks County Water & Sewer Authority, Series A, Rev., AMBAC, 5.000%, 06/01/12 (p)	107

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.6%
100	City of Philadelphia, Water & Wastewater, Series A, Rev., NATL- RE, FGIC, 5.500%, 11/01/11	105

	Total Pennsylvania	706

	Tennessee — 2.2%
	General Obligation — 0.3%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/20	58

	Other Revenue — 1.9%
250	City of Memphis, Rev., 5.000%, 12/01/17	297

	Total Tennessee	355

	Texas — 7.8%
	Education — 1.2%
85	Texas A&M University, Financing System, Series B, Rev., 5.375%, 05/15/11	88
100	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/12	108

		196

	General Obligation — 0.5%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	81

	Other Revenue — 2.5%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	238
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	164

		402

	Prerefunded — 1.1%
75	Liberty Independent School District, GO, PSF-GTD, 5.500%, 02/15/12 (p)	80
75	University of Texas, Series A, Rev., 6.250%, 01/01/13 (p)	84

		164

	Transportation — 0.3%
50	Harris County, Senior Lien, Toll Road, Rev., AGM, 5.375%, 08/15/11	52

	Utility — 0.4%
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	58

	Water & Sewer — 1.8%
50	City of Houston, Utilities System, First Lien, Series A, Rev., AGM, 5.000%, 11/15/15	58
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	30

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — Continued
70	Mesquite Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	79
100	Trinity River Authority, Rev., 5.000%, 08/01/14	114

		281

	Total Texas	1,234

	Utah — 0.5%
	Other Revenue — 0.5%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., AGM, 5.500%, 05/15/14 (p)	86

	Vermont — 0.3%
	Utility — 0.3%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	40

	Virginia — 1.5%
	General Obligation — 1.1%
150	Loudoun County, Public Improvement, Series A, GO, 5.000%, 07/01/16	179

	Other Revenue — 0.4%
50	Virginia College Building Authority, 21st Century College, Rev., 5.000%, 02/01/23	59

	Total Virginia	238

	Washington — 2.6%
	General Obligation — 2.3%
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	30
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	334

		364

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.2%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	28

	Utility — 0.1%
20	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/16	24

	Total Washington	416

	Wisconsin — 4.5%
	General Obligation — 2.4%
50	Northland Pines School District, GO, AGM, 5.000%, 04/01/12	53
300	State of Wisconsin, Series 1, GO, 4.000%, 11/01/13	329

		382

	Other Revenue — 2.1%
300	State of Wisconsin, Series A, Rev., 5.000%, 07/01/26	331

	Total Wisconsin	713

	Total Municipal Bonds (Cost $14,155)	14,869

SHARES
Short-Term Investment — 8.6%
	Investment Company — 8.6%
1,362	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $1,362)	1,362

	Total Investments — 102.0% (Cost $15,517)	16,231
	Liabilities in Excess of Other Assets — (2.0)%	(316)

	NET ASSETS — 100.0%	$15,915

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	15

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(79)	$—
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(127)	—
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(42)	—
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	5,000	(91)	—
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	1,000	14	—
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	1,000	(96)	—
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	15	—

					$(406)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

J.P. Morgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
COP	— Certificate of Participation
CVA	— Dutch Certification
FGIC	— Insured by Financial Guaranty Insurance Co.
GDR	— Global Depositary Receipt
GO	— General Obligation
GTD	— Guaranteed
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A, are approximately $176,336,000 and 93.7%, respectively.

(l)	The rate shown is the current yield as of October 31, 2010.
(m)

    All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)	Security is prerefunded or escrowed to maturity.
(r)	Rates shown are per annum and payments are as described.
(t)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$182,513	$14,869
Investments in affiliates, at value	5,700	1,362

Total investment securities, at value	188,213	16,231
Cash	10	—
Foreign currency, at value	7	—
Receivables:
Investment securities sold	1,635	—
Fund shares sold	562	—
Interest and dividends	609	189
Tax reclaims	54	—
Outstanding swap contracts, at value	—	29
Due from Advisor	34	17

Total Assets	191,124	16,466

LIABILITIES:
Payables:
Dividends	—	38
Investment securities purchased	3,386	—
Fund shares redeemed	71	5
Variation margin on futures contracts	10	—
Outstanding swap contracts, at value	—	435
Accrued liabilities:
Custodian and accounting fees	26	1
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Professional fees	46	45
Other	15	27

Total Liabilities	3,555	551

Net Assets	$187,569	$15,915

NET ASSETS:
Paid in capital	$186,074	$15,659
Accumulated undistributed net investment income	3,383	—	(a)
Accumulated net realized gains (losses)	(32,653)	(52)
Net unrealized appreciation (depreciation)	30,765	308

Total Net Assets	$187,569	$15,915

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	15,249	1,516
Net asset value, offering and redemption price per share	$12.30	$10.50
Cost of investments in non-affiliates	$151,761	$14,155
Cost of investments in affiliates	5,700	1,362
Cost of foreign currency	7	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$390
Dividend income from non-affiliates	3,928	—
Dividend income from affiliates	7	1
Foreign taxes withheld	(392)	—

Total investment income	3,543	391

EXPENSES:
Administration fees	174	12
Custodian and accounting fees	117	33
Collateral management fees	—	2
Interest expense to affiliates	— (a)	—
Professional fees	65	69
Trustees’ and Chief Compliance Officer’s fees	2	— (a)
Printing and mailing costs	15	44
Registration and filing fees	41	20
Transfer agent fees	34	1
Other	5	5

Total expenses	453	186

Less amounts waived	(174)	(12)
Less earnings credits	—	— (a)
Less expense reimbursements	(279)	(174)

Net expenses	—	—

Net investment income (loss)	3,543	391

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,737	(8)
Futures	185	—
Foreign currency transactions	66	—
Swaps	—	(45)

Net realized gain (loss)	6,988	(53)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	14,670	356
Futures	104	—
Foreign currency translations	(13)	—
Swaps	—	(135)

Change in net unrealized appreciation (depreciation)	14,761	221

Net realized/unrealized gains (losses)	21,749	168

Change in net assets resulting from operations	$25,292	$559

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,543	$2,785	$391	$293
Net realized gain (loss)	6,988	(23,243)	(53)	10
Change in net unrealized appreciation (depreciation)	14,761	51,344	221	592

Change in net assets resulting from operations	25,292	30,886	559	895

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,805)	(2,173)	(392)	(292)
From net realized gains	—	—	(8)	—

Total distributions to shareholders	(2,805)	(2,173)	(400)	(292)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	91,032	126,833	6,270	4,474
Dividends and distributions reinvested	955	294	—	—
Cost of shares redeemed	(96,610)	(54,293)	(816)	(2,115)

Change in net assets from capital transactions	(4,623)	72,834	5,454	2,359

NET ASSETS:
Change in net assets	17,864	101,547	5,613	2,962
Beginning of period	169,705	68,158	10,302	7,340

End of period	$187,569	$169,705	$15,915	$10,302

Accumulated undistributed net investment income	$3,383	$2,579	$— (a)	$1

SHARE TRANSACTIONS:
Issued	8,187	14,113	597	439
Reinvested	87	36	—	—
Redeemed	(8,736)	(6,555)	(77)	(217)

Change in Shares	(462)	7,594	520	222

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Year Ended October 31, 2010	$10.80	$0.22		$1.45	$1.67	$(0.17)
Year Ended October 31, 2009	8.40	0.26	(f)	2.38	2.64	(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)
August 17, 2007 (g) through October 31, 2007	15.00	—	(h)	1.47	1.47	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.30	15.67%	$187,569	—%	1.89%	0.24%	85%
10.80	32.28	169,705	—	2.86	0.35	119
8.40	(48.89)	68,158	—	3.03	0.33	115
16.47	9.80	24,810	—	0.26	14.79	10

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Tax Aware Real Return SMA Fund
Year Ended October 31, 2010	$10.34	$0.32	$0.17	$0.49	$(0.32)	$(0.01)		$(0.33)
Year Ended October 31, 2009	9.49	0.38	0.85	1.23	(0.38)	—		(0.38)
Year Ended October 31, 2008	10.14	0.38	(0.65)	(0.27)	(0.38)	—	(f)	(0.38)
May 31, 2007 (g) through October 31, 2007	10.00	0.16	0.14	0.30	(0.16)	—		(0.16)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
		Ratios to average net assets (a)

Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.50	4.77%	$15,915	—%	3.08%	1.46%	4%
10.34	13.15	10,302	—	3.76	1.50	32
9.49	(2.86)	7,340	—	3.83	2.84	37
10.14	3.06	2,911	—	4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Non-Diversified
Tax Aware Real Return SMA Fund	Diversified

Effective February 28, 2010, the Tax Aware Real Return SMA Fund changed from non-diversified to diversified.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
International Value SMA Fund
Total Investments in Securities #	$11,877	$176,336	$—	$188,213

Depreciation in Other Financial Instruments
Futures Contracts	$(10)	$—	$—	$(10)

Tax Aware Real Return SMA Fund
Total Investments in Securities ##	$1,362	$14,869	$—	$16,231

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$29	$—	$29

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(435)	$—	$(435)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a common stock held in Canada and a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

B. Futures Contracts — The International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s derivatives activities as of October 31, 2010 (amounts in thousands):

International Value SMA Fund
Futures Contracts:
Average Notional Balance Long	$2,512
Ending Notional Balance Long	2,641

C. Swaps — The Tax Aware Real Return SMA Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The notional value of these swaps increased during the period, with the increase in the Fund’s net assets as follows (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$7,692
Ending Notional Balance — Pays Fixed Rate	$11,000

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post collateral in the form of cash or securities which is held in segregated accounts with a fund’s custodian bank.

Daily movement of collateral is subject to minimum threshold amounts.

D. Summary of Derivative Information

The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(10)

Total		$(10)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$29

Total		$29

Liabilities:
Interest rate contracts	Payables	$(435)

Total		$(435)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2010, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts		Total
Foreign exchange contracts	$—	$—	(b)	$—	(b)
Equity contracts	185	—		185

Total	$185	$—	(b)	$185

(b)	Amounts rounds to less than $1,000.

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$104	$104

Total	$104	$104

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$(45)	$(45)

Total	$(45)	$(45)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$(135)	$(135)

Total	$(135)	$(135)

The Funds’ derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
International Value SMA Fund	$—	$66		$(66)
Tax Aware Real Return SMA Fund	—	—	(a)	—	(a)

(a)	Amounts rounds to less than $1,000.

The reclassifications for the International Value SMA Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor will be compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, the custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statement of Operations.

F. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2011.

For the year ended October 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers		Contractual Reimbursements
	Administration	Total
International Value SMA Fund	$174	$174	$279
Tax Aware Real Return SMA Fund	12	12	174

G. Other — The Funds may invest in one or more Money Market Funds advised by the Advisor or its affiliates.

Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has (“SEC”) granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$152,562	$150,718
Tax Aware Real Return SMA Fund	5,083	472

During the year ended October 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$159,770	$31,914	$3,471	$28,443
Tax Aware Real Return SMA Fund	15,517	736	22	714

For International Value SMA Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:		Net Long-Term Capital Gains	Total Distributions Paid
	Ordinary Income	Tax-Exempt Distributions
International Value SMA Fund	$2,805	$—	$—	$2,805
Tax Aware Real Return SMA Fund	—	392	8	400

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Tax-Exempt Distributions
International Value SMA Fund	$2,173	$—	$2,173
Tax Aware Real Return SMA Fund	—	292	292

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax-Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$3,382	$—	$(30,349)	$28,461
Tax Aware Real Return SMA Fund	—	38	(53)	308

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals (for International Value SMA Fund) and distributions payable (for Tax Aware Real Return SMA Fund).

As of October 31, 2010, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
International Value SMA Fund	$7,551	$22,798	$—	$30,349
Tax Aware Real Return SMA Fund	—	—	53	53

During the year ended October 31, 2010, International Value SMA Fund utilized approximately $6,085,000 of capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2010, substantially all of the International Value SMA Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income, from such securities.

As of October 31, 2010, International Value SMA Fund invested approximately 28.6% of its total investments in Japan.

The Funds each have several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may

32	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 20, 2010

34	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	141	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	141	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000-2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	141	Director, Center for Deaf and Hard of Hearing (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	141	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	141	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	141	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992-present).

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	35

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	141	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	141	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	141	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

36	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,064.90	$0.00	0.00%
Hypothetical	1,000.00	1,025.21	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,018.00	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

38	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that to the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM earns fees from the Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Advisor receives fees from sponsors of separately managed accounts that are invested in the Funds.

Economies of Scale

The Trustees noted that there was not an investment advisory fee charged to the Funds. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the International Value SMA Fund and Tax Aware Real Return SMA Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees further noted that the overall fee structure of the Funds as compared to the Advisor’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance

40	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the International Value SMA Fund’s performance was in the second quintile for the one-year period ended December 31, 2009. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s performance was in the first quintile for the one-year period ended December 31, 2009. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Advisors. The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the expense of the Fund after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s expense ratios for certain representative classes are summarized below:

The Trustees noted that the International Value SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile, of its Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	41

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2010 (amounts in thousands):

Long-Term Capital Gain Distribution
Tax Aware Real Return SMA Fund	$8

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$3,033

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2010:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	100%

42	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2010

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2010	J.P. MORGAN SMA FUNDS	43

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. October 2010.	AN-SMA-1010

Annual Report

J.P. Morgan Specialty Funds

October 31, 2010

JPMorgan International Realty Fund

JPMorgan Strategic Preservation Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	18.37%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index	8.36%
FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance	15.49%

Net Assets as of 10/31/2010 (In Thousands)	$72,562

INVESTMENT OBJECTIVE**

The JPMorgan International Realty Fund (the “Fund”) will seek to provide long-term capital growth.

HOW DID THE REAL ESTATE SECURITIES MARKET PERFORM?

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Risk aversion returned in April 2010 amid concerns about the threat of systemic fallout from Europe’s debt crisis, causing stock prices to decline before better-than-expected economic data and the U.S. Federal Reserve’s accommodative policy fueled a rally in September and October. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation between regions and countries.

The international real estate securities market, while finishing the reporting period higher, also saw a wide divergence in returns across regions. European real estate securities underperformed amid investors’ concerns that European banks exposed to sovereign default risk would reign in lending. Real estate securities are more tied to the conditions in credit markets than other investments because they are required to pay out a significant amount of their retained earnings in dividends and need access to affordable credit to refinance their debt. Accordingly, real estate securities outperformed in Japan as the country’s credit market, which had lagged the rest of the world’s recovery, showed signs of improvement during the reporting period. Canadian real estate securities were also strong, helped by the country’s economic strength.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class R5 Shares, without a sales charge) outperformed the MSCI EAFE Index and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance Index for the twelve months ended October 31, 2010.

On April 1, 2010, the Fund’s secondary benchmark changed from the GPR 250 Global (ex United States) Index to the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance Index (the “Real Estate Securities Benchmark”).

Strong security selection in Japan was the main driver of the Fund’s outperformance versus the Real Estate Securities Benchmark. This positive contribution was partially offset by the Fund’s underweight position in Canada.

In Japan, investors’ optimism about the country’s improving credit markets benefited many of the Fund’s holdings, including Kenedix Realty Investment Corp. and Tokyu REIT, Inc., which were among the Fund’s largest individual contributors to relative performance. In addition, Tokyu REIT, Inc. raised its forecast for operating income.

The Fund’s overweight position in Singapore-based CapitaCommercial Trust also contributed to the Fund’s relative performance, as the commercial real estate investment trust benefited from strong economic growth in Singapore.

On the negative side, the Fund’s underweight position in Brookfield Properties Corp. was among the largest detractors from relative performance. Brookfield Properties is a Canada-based real estate company that owns several office buildings in downtown Manhattan and benefited from the rebound in New York City’s commercial real estate market. Not owning Canada-based H&R Real Estate Investment Trust also hurt the Fund’s relative performance as it was a strong performer in the Real Estate Securities Benchmark. The Fund’s overweight position in London-based Segro plc also detracted from relative performance. Segro plc provides flexible business space in Europe and declined on concerns surrounding the potential fallout from Europe’s debt crisis.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers utilized J.P. Morgan’s network of real estate securities specialists, global economists, equity and fixed income research analysts, and real estate investors to develop a sustainable information advantage. They projected long-term cash flow for each company and valued real estate securities using a proprietary dividend discount model. As a result of this process, the Fund’s largest country overweights relative to the Real Estate Securities Benchmark were in the Netherlands and Japan. The Fund’s largest country underweights relative to the Real Estate Securities Benchmark were in Canada and Switzerland.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sun Hung Kai Properties Ltd. (Hong Kong)	8.6%
2.	Westfield Group (Australia)	6.3
3.	Unibail-Rodamco SE (France)	5.4
4.	Mitsui Fudosan Co., Ltd. (Japan)	4.2
5.	Hongkong Land Holdings Ltd. (Hong Kong)	3.6
6.	CapitaLand Ltd. (Singapore)	3.4
7.	Sino Land Co., Ltd. (Hong Kong)	3.2
8.	China Overseas Land & Investment Ltd. (Hong Kong)	3.0
9.	Hang Lung Properties Ltd. (Hong Kong)	2.9
10.	British Land Co. plc (United Kingdom)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Hong Kong	27.8%
Japan	17.8
Australia	14.1
United Kingdom	8.5
France	7.8
Singapore	6.8
Canada	6.3
Netherlands	4.9
Finland	1.6
Belgium	1.5
Sweden	1.3
Others (each less than 1.0%)	1.6

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		17.90%	(10.71)%	(5.09)%
With Sales Charge*		11.70	(12.30)	(6.39)
CLASS C SHARES	11/30/06
Without CDSC		17.20	(11.16)	(5.57)
With CDSC**		16.20	(11.16)	(5.57)
CLASS R5 SHARES	11/30/06	18.37	(10.29)	(4.65)
SELECT CLASS SHARES	11/30/06	18.16	(10.49)	(4.86)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance, GPR 250 Global (ex United States) Index and Lipper International Real Estate Funds Average from November 30, 2006 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and GPR 250 Global (ex United States) Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. The GPR 250 Global (ex United States) Index is a subset of the GPR 250 Property Securities Index, where the GPR 250 Property Securities Index consists of the 250 most liquid property companies worldwide and uses the tradeable market capitalizations of these companies as index weights and the GPR 250 Global (ex United States) Index excludes all US companies. The GPR 250 Global (ex United States) Index returns are calculated net of withholding tax. The Fund’s secondary benchmark changed from the GPR 250 Global (ex United States) Index to the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper International Real Estate Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.58%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.12%

Net Assets as of 10/31/2010 (In Thousands)	$121,111

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Preservation Fund (the “Fund”) seeks to provide a total return from a diversified portfolio of stocks and bonds.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered in the third quarter of 2010 and into October 2010 amid strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation among regions and countries. Emerging markets stocks were bolstered by strong gross domestic product (GDP) growth in most developing countries, as the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index gained 23.89% and was among the best performing stock indexes during the reporting period, outperforming the MSCI Europe, Australasia, and Far East (“EAFE”) Index’s 8.36% gain and the S&P 500 Index’s 16.52% return.

In fixed income markets, yields for U.S. Treasuries fell, sending their prices higher (generally, bond prices increase when yields decline). Meanwhile, the supply/demand backdrop continued to be favorable in the non-agency mortgage-backed security market, outweighing concerns about the fundamentals of the housing market. Supply for non-agency mortgage-backed securities continued to decline, while demand was strong due to the sector’s high yield relative to other areas of the fixed income market. This favorable environment helped support the non-agency mortgage market.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill

Index (the “Benchmark”) for the twelve months ended October 31, 2010. While the majority of the Fund was invested in U.S. Treasury securities and sovereign debt, the Fund’s outperformance versus the Benchmark was largely due to the tactical adjustments to the Fund’s allocations to convertible bonds and equities (“equity exposure”). At the beginning of the reporting period, the Fund’s equity exposure was approximately 10%. The Fund’s portfolio managers began to increase this exposure as volatility stabilized, with the Fund’s equity exposure reaching nearly 30% in early March. As volatility returned to the market, the Fund’s portfolio managers decreased the Fund’s equity exposure, bringing it down to as low as 7% in May 2010 when investor fears surrounding the European debt crisis escalated. The Fund’s portfolio managers gradually increased the Fund’s equity exposure as market volatility stabilized and investor fears began to abate. The Fund’s equity exposure finished the reporting period at 18%.

The Fund also held a portion of its assets in cash, approximately 30% as of the end of the reporting period. This was a drag on the Fund’s return as yields from this short-term instrument were low during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund invested in global stocks, convertible bonds, fixed income instruments, cash and cash equivalents (which were made up mainly of U.S. Treasury Obligations). In terms of the Fund’s convertible bonds, extensive research was conducted to identify companies with solid underlying fundamentals whose bonds were deemed by the Fund’s portfolio managers to be attractively valued and mispriced by the market. The Fund’s portfolio managers increased the Fund’s exposure to convertible bonds, as attractive investment opportunities materialized during the reporting period. In addition, the Fund used currency forwards for the purposes of both currency hedging and taking active currency positions, the most recent example of the latter being a long position in the Norwegian krone versus a short U.S. dollar trade.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	U.S. Treasury Note, 2.375%, 02/28/15	6.2%
2.	Kreditanstalt fuer Wiederaufbau, Series DTE, 3.250%, 06/27/13 (Germany)	4.6
3.	Inter-American Development Bank, 2.375%, 08/15/17 (Supranational)	4.5
4.	International Bank for Reconstruction & Development, 1.125%, 08/25/14 (Supranational)	4.2
5.	U.S. Treasury Note, 3.875%, 05/15/18	3.8
6.	Finland Government Bond, 1.250%, 10/19/15 (Finland)	3.8
7.	European Investment Bank, 2.750%, 03/23/15 (Supranational)	3.5
8.	U.S. Treasury Bond, 7.500%, 11/15/16	3.0
9.	Australia Government Bond, 5.791%, 08/20/20 (Australia)	3.0
10.	U.S. Treasury Bond, 8.750%, 05/15/17	3.0

PORTFOLIO COMPOSITION BY COUNTRY***
United States	43.1%
Supranational	12.2
Germany	7.1
Australia	5.5
France	4.8
Netherlands	4.8
United Kingdom	3.9
Finland	3.7
Switzerland	3.6
Canada	3.5
Hong Kong	1.9
Luxembourg	1.0
Others (each less than 1.0%)	4.9

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		5.58%	0.04%	1.51%
With Sales Charge*		1.59	(1.24)	0.44
CLASS C SHARES	3/30/07
Without CDSC		5.05	(0.46)	1.00
With CDSC**		4.05	(0.46)	1.00
CLASS R5 SHARES	3/30/07	6.04	0.48	1.95
SELECT CLASS SHARES	3/30/07	5.85	0.28	1.75

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Strategic Preservation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Strategic Preservation Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebal-anced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Strategic Preservation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Capital Global Aggregate Bond Index and 30%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Lipper Global Flexible

Portfolio Funds Index represents the total returns of the funds in the indicated

category as defined by Lipper, Inc. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carries a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.5%
	Australia — 14.1%
1,299	BGP Holdings Beneficial Interest Share (a) (f) (i)	—
673	CFS Retail Property Trust (m)	1,225
1,224	Commonwealth Property Office Fund (m)	1,099
1,229	Dexus Property Group	1,001
1,364	Goodman Group	843
229	GPT Group (m)	627
242	Stockland	898
374	Westfield Group (m)	4,549

		10,242

	Belgium — 1.5%
2	Befimmo S.C.A. (m)	174
6	Cofinimmo S.A. (m)	815
2	Warehouses De Pauw S.C.A. (m)	109

		1,098

	Canada — 6.3%
45	Artis REIT (m)	577
74	Brookfield Properties Corp. (m)	1,276
18	Canadian Apartment Properties REIT (m)	306
21	Cominar Real Estate Investment Trust (m)	438
59	First Capital Realty, Inc. (m)	885
48	RioCan REIT (m)	1,078

		4,560

	China — 0.4%
234	Agile Property Holdings Ltd. (m)	309

	Finland — 1.6%
153	Sponda OYJ (m)	771
64	Technopolis plc (m)	363

		1,134

	France — 7.8%
5	Gecina S.A. (m)	656
28	Klepierre (m)	1,097
19	Unibail-Rodamco SE (m)	3,895

		5,648

	Germany — 0.4%
12	DIC Asset AG (m)	122
25	IVG Immobilien AG (a) (m)	191

		313

	Hong Kong — 27.7%
19	Cheung Kong Holdings Ltd. (m)	290
1,024	China Overseas Land & Investment Ltd. (m)	2,159
466	China Resources Land Ltd. (m)	921
434	Hang Lung Properties Ltd. (m)	2,129

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — Continued
156		Henderson Land Development Co., Ltd. (m)	1,112
377		Hongkong Land Holdings Ltd. (m)	2,603
260		Link REIT (The) (m)	802
210		New World Development Ltd. (m)	416
1,100		Sino Land Co., Ltd. (m)	2,306
361		Sun Hung Kai Properties Ltd. (m)	6,210
178		Wharf Holdings Ltd. (m)	1,172

			20,120

		Japan — 17.8%
—	(h)	Advance Residence Investment Corp. (a) (m)	282
—	(h)	Frontier Real Estate Investment Corp. (m)	602
—	(h)	Japan Excellent, Inc. (m)	622
—	(h)	Japan Retail Fund Investment Corp. (m)	327
—	(h)	Kenedix Realty Investment Corp. (m)	668
99		Mitsubishi Estate Co., Ltd. (m)	1,734
161		Mitsui Fudosan Co., Ltd. (m)	3,045
—	(h)	Nippon Building Fund, Inc. (m)	1,685
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	554
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	821
—	(h)	Orix JREIT, Inc. (m)	488
66		Sumitomo Realty & Development Co., Ltd. (m)	1,438
—	(h)	Tokyu REIT, Inc. (m)	660

			12,926

		Netherlands — 4.9%
15		Corio N.V. (m)	1,116
34		Nieuwe Steen Investments Funds N.V. (m)	705
20		Vastned Offices/Industrial N.V. (m)	339
9		Vastned Retail N.V. (m)	638
8		Wereldhave N.V. (m)	770

			3,568

		Norway — 0.4%
152		Norwegian Property ASA (a) (m)	285

		Singapore — 6.8%
345		CapitaCommercial Trust (m)	399
819		CapitaLand Ltd. (m)	2,470
372		CapitaMall Trust (m)	571
57		City Developments Ltd. (m)	562
127		Global Logistic Properties Ltd. (a) (m)	228
200		Keppel Land Ltd. (m)	688

			4,918

		Sweden — 1.3%
72		Castellum AB (m)	939

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — 8.5%
229	British Land Co. plc (m)	1,870
122	Helical Bar plc (m)	634
119	Land Securities Group plc (m)	1,289
264	London & Stamford Property plc (m)	499
111	Safestore Holdings plc (m)	232
344	Segro plc (m)	1,633

		6,157

	Total Common Stocks (Cost $59,246)	72,217

NUMBER OF WARRANTS
	Warrant — 0.0% (g)
	Hong Kong — 0.0% (g)
14	Henderson Land Development Co., Ltd., expiring 06/01/11 (a) (m) (Cost $—)	6

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
300	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $300)	300

	Total Investments — 99.9% (Cost $59,546)	72,523
	Other Assets in Excess of Liabilities — 0.1%	39

	NET ASSETS — 100.0%	$72,562

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	49.6%
Diversified	26.2
Shopping Centers	13.5
Office Property	8.2
Apartments	1.9
Others (each less than 1.0%)	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
398,085 31,582,515	AUD for JPY	Societe Generale	12/14/10	$393	#	$388	#	$(5)
391,485 31,671,944	CAD for JPY	Union Bank of Switzerland AG	12/14/10	394	#	384	#	(10)
4,639,404 49,800,706	HKD for JPY	Citibank, N.A.	12/14/10	619	#	599	#	(20)
38,972,522 3,643,698	JPY for HKD	Union Bank of Switzerland AG	12/14/10	470	#	484	#	14
504,462 2,939,334	SGD for HKD	Morgan Stanley	12/14/10	380	#	390	#	10
507,878	AUD	BNP Paribas	12/14/10	487		495		8
704,189	AUD	Union Bank of Switzerland AG	12/14/10	656		686		30
1,614,823	CAD	Citibank, N.A.	12/14/10	1,566		1,582		16
1,063,081	CHF	Citibank, N.A.	12/14/10	1,060		1,081		21
344,816	EUR	Royal Bank of Scotland	12/14/10	485		480		(5)
577,925	EUR	Westpac Banking Corp.	12/14/10	757		804		47
673,467	GBP	Deutsche Bank AG	12/14/10	1,037		1,079		42
5,729,704	HKD	Union Bank of Switzerland AG	12/14/10	738		739		1
37,933,700	JPY	Royal Bank of Scotland	12/14/10	467		471		4
52,985,905	JPY	Union Bank of Switzerland AG	12/14/10	619		658		39
1,007,177	SEK	Goldman Sachs International	12/14/10	140		150		10
607,174	SGD	Citibank, N.A.	12/14/10	462		469		7
621,992	SGD	Goldman Sachs International	12/14/10	465		481		16
				$11,195		$11,420		$225

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
734,285	AUD	Citibank, N.A.	12/14/10	$677	$715	$(38)
544,147	AUD	Royal Bank of Canada	12/14/10	504	530	(26)
996,347	EUR	Deutsche Bank AG	12/14/10	1,279	1,386	(107)
388,901	EUR	HSBC Bank, N.A.	12/14/10	505	541	(36)
467,169	EUR	Royal Bank of Canada	12/14/10	650	650	— (h)
408,953	EUR	Royal Bank of Scotland	12/14/10	537	569	(32)
7,603,155	HKD	BNP Paribas	12/14/10	980	981	(1)
21,267,653	HKD	Deutsche Bank AG	12/14/10	2,740	2,745	(5)
5,843,178	HKD	HSBC Bank, N.A.	12/14/10	753	754	(1)
85,774,804	JPY	Goldman Sachs International	12/14/10	1,030	1,066	(36)
46,276,861	JPY	Royal Bank of Canada	12/14/10	541	575	(34)
1,288,519	NOK	Goldman Sachs International	12/14/10	209	219	(10)
				$10,405	$10,731	$(326)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — 28.3%
		Canada — 1.7%
26		Barrick Gold Corp. (m)	1,246
47		Kinross Gold Corp. (m)	841

			2,087

		Denmark — 0.6%
7		Carlsberg A/S, Class B (m)	763

		France — 1.6%
10		Sanofi-Aventis S.A. (m)	688
23		Total S.A. (m)	1,246

			1,934

		Germany — 1.1%
20		Fresenius Medical Care AG & Co. (m)	1,294

		Hong Kong — 1.9%
112		Esprit Holdings Ltd. (m)	602
170		Hang Lung Properties Ltd.	834
48		Sun Hung Kai Properties Ltd.	826

			2,262

		Ireland — 0.8%
80		WPP plc	927

		Japan — 0.6%
6		Daikin Industries Ltd.	216
5		Nidec Corp.	513

			729

		Luxembourg — 1.0%
38		ArcelorMittal	1,216

		Singapore — 0.1%
26		Wilmar International Ltd.	129

		Switzerland — 1.2%
13		Nestle S.A. (m)	718
34		Xstrata plc	663

			1,381

		Taiwan — 0.2%
68		Hon Hai Precision Industry Co., Ltd.	259
—	(h)	MediaTek, Inc.	—	(h)
—	(h)	Taiwan Semiconductor Manufacturing Co., Ltd.	—	(h)

			259

		United Kingdom — 3.8%
23		BG Group plc	457
47		British American Tobacco plc (m)	1,796
12		Intercontinental Hotels Group plc	230
13		Reckitt Benckiser Group plc	705
22		Unilever plc	640

SHARES		SECURITY DESCRIPTION	VALUE

		United Kingdom — Continued
	297	Vodafone Group plc	813

			4,641

		United States — 13.7%
	28	Abbott Laboratories (m)	1,436
	2	Apple, Inc. (a) (m)	704
	8	Celgene Corp. (a) (m)	512
	7	Chevron Corp. (m)	602
	20	Coca-Cola Co. (The) (m)	1,244
	8	Deere & Co. (m)	650
	13	E.l. du Pont de Nemours & Co. (m)	626
	6	Freeport-McMoRan Copper & Gold, Inc. (m)	542
	24	Hewlett-Packard Co. (m)	1,001
	5	International Business Machines Corp. (m)	679
	16	McDonald’s Corp. (m)	1,213
	24	Microsoft Corp. (m)	640
	10	Mosaic Co. (The) (m)	735
	21	Newmont Mining Corp. (m)	1,280
	22	Norfolk Southern Corp. (m)	1,334
	19	Time Warner, Inc.	623
	15	Union Pacific Corp. (m)	1,294
	12	United Technologies Corp. (m)	868
	13	Yum! Brands, Inc. (m)	635

			16,618

		Total Common Stocks (Cost $31,232)	34,240

PRINCIPAL AMOUNT
	Convertible Bonds — 21.3%
		Cayman Islands — 0.6%
	700	Hutchison Whampoa International 10 Ltd., VAR, 6.000%, 10/28/15 (e) (m) (x)	693

		France — 1.1%
EUR	289	AXA S.A., Series CS, 2.500%, 01/01/14 (m)	891
EUR	579	Rhodia S.A., 0.500%, 01/01/14 (m)	393

			1,284

		Germany — 4.6%
EUR	3,800	Kreditanstalt fuer Wiederaufbau, Series DTE, 3.250%, 06/27/13 (m)	5,549

		Malaysia — 0.7%
	700	Cherating Capital Ltd., VAR, 2.000%, 07/05/12	885

		Netherlands — 1.9%
CHF	185	Pargesa Netherlands N.V., 1.700%, 04/27/13 (m)	184

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

	Convertible Bonds — Continued
		Netherlands — Continued
EUR	1,250	Portugal Telecom International Finance B.V., Series PTC, 4.125%, 08/28/14	1,866
	285	Teva Pharmaceutical Finance Co. B.V., Series D, 1.750%, 02/01/26 (m)	320

			2,370

		Singapore — 0.7%
		CapitaLand Ltd.,
SGD	750	2.875%, 09/03/16	603
SGD	250	3.125%, 03/05/18	201

			804

		Switzerland — 2.4%
		Transocean, Inc.,
	2,291	Series A, 1.625%, 12/15/37 (m)	2,282
	608	Series B, 1.500%, 12/15/37 (m)	596

			2,878

		United States — 9.3%
	871	Beckman Coulter, Inc., 2.500%, 12/15/36 (m)	917
	978	Boston Properties LP, 3.750%, 05/15/36 (m)	1,095
		Gilead Sciences, Inc.,
	848	0.500%, 05/01/11 (m)	909
	770	0.625%, 05/01/13 (m)	896
	989	Liberty Media LLC, 3.125%, 03/30/23 (m)	1,110
		Life Technologies Corp.,
	200	1.500%, 02/15/24 (m)	233
	742	3.250%, 06/15/25 (m)	853
	469	Rayonier TRS Holdings, Inc., 3.750%, 10/15/12 (m)	522
	1,010	Swiss Re America Holding Corp., VAR, 3.250%, 11/21/21	979
	1,618	Symantec Corp., 1.000%, 06/15/13 (m)	1,814
	389	Tech Data Corp., 2.750%, 12/15/26 (m)	403
	1,299	Vornado Realty LP, 3.875%, 04/15/25 (m)	1,489

			11,220

		Total Convertible Bonds (Cost $24,549)	25,683

	Foreign Government Securities — 17.2%
		Australia — 5.5%
		Australia Government Bond,
AUD	2,800	3.099%, 09/20/25 (m)	2,983
AUD	2,250	5.791%, 08/20/20 (m)	3,617

			6,600

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Canada — 1.7%
CAD	1,700	Canadian Government Bond, 5.000%, 06/01/37 (m)	2,114

		Finland — 3.7%
	4,500	Finland Government Bond, 1.250%, 10/19/15 (e) (m)	4,496

		France — 2.1%
EUR	300	Government of France, 4.000%, 04/25/14 (m)	453
	2,000	Societe Financement de l’Economie Francaise, 2.875%, 09/22/14 (e) (m)	2,130

			2,583

		Germany — 1.4%
EUR	500	Bundesobligation, 4.000%, 10/11/13 (m)	752
		Bundesrepublik Deutschland,
EUR	350	4.250%, 01/04/14 (m)	532
EUR	300	5.000%, 01/04/12 (m)	438

			1,722

		Netherlands — 2.8%
		Kingdom of Netherlands,
EUR	700	3.250%, 07/15/15	1,037
EUR	500	3.750%, 07/15/14	752
EUR	1,000	4.500%, 07/15/17	1,582

			3,371

		Total Foreign Government Securities (Cost $19,578)	20,886

SHARES
	Preferred Stock — 0.4%
		Brazil — 0.4%
	19	Vale S.A., (Brazil), ADR (m) (Cost $452)	541

PRINCIPAL AMOUNT
	Supranational — 12.1%
	4,000	European Investment Bank, 2.750%, 03/23/15 (m)	4,255
	5,250	Inter-American Development Bank, 2.375%, 08/15/17 (m)	5,358
	5,000	International Bank for Reconstruction & Development, 1.125%, 08/25/14 (m)	5,068

		Total Supranational (Cost $14,188)	14,681

	U.S. Treasury Obligations — 18.3%
		U.S. Treasury Bonds,
	2,700	7.500%, 11/15/16 (m)	3,621
	2,500	8.750%, 05/15/17 (m)	3,587
	2,000	8.875%, 02/15/19 (m)	3,011

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Treasury Obligations — Continued
	U.S. Treasury Notes,
7,000	2.375%, 02/28/15 (m)	7,416
4,000	3.875%, 05/15/18 (m)	4,509

	Total U.S. Treasury Obligations (Cost $20,530)	22,144

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
1,705	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $1,705)	1,705

	Total Investments — 99.0% (Cost $112,234)	119,880
	Other Assets in Excess of Liabilities — 1.0%	1,231

	NET ASSETS — 100.0%	$121,111

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
U.S. Treasury Obligations	18.5%
Foreign Governments	17.4
Supranational	12.2
Metals & Mining	5.3
Commercial Banks	4.6
Energy Equipment & Services	2.4
Media	2.2
Diversified Financial Services	2.2
Road & Rail	2.2
Real Estate Investment Trusts (REITs)	2.2
Real Estate Management & Development	2.1
Software	2.0
Pharmaceuticals	2.0
Biotechnology	1.9
Oil, Gas & Consumable Fuels	1.9
Hotels, Restaurants & Leisure	1.7
Beverages	1.7
Diversified Telecommunication Services	1.6
Tobacco	1.5
Chemicals	1.5
Computers & Peripherals	1.4
Food Products	1.2
Health Care Providers & Services	1.1
Short-Term Investment	1.4
Others (each less than 1.0%)	7.8

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	10 Year Japanese Government Bond	12/09/10	8,898	26
42	Long Gilt	12/29/10	8,302	(45)
	Short Futures Outstanding
(62)	10 Year Commonwealth Treasury Bond	12/15/10	(6,434)	55
(121)	Dow Jones Euro STOXX 50 Index	12/17/10	(4,781)	(15)
(232)	E-mini S&P 500	12/17/10	(13,685)	(742)
(16)	10 Year Government of Canada Bond	12/20/10	(1,983)	(11)
(108)	10 Year U.S. Treasury Note	12/21/10	(13,638)	33
(114)	5 Year U.S. Treasury Note	12/31/10	(13,860)	(203)

				(902)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
369,146 237,464	CHF for GBP	Royal Bank of Canada	12/10/10	380	#	375	#	(5)
304,252 264,410	EUR for GBP	Deutsche Bank AG	12/10/10	424	#	423	#	(1)
9,974,396	HKD	Goldman Sachs International	12/10/10	1,285		1,287		2
				2,089		2,085		(4)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,896,552	AUD	Westpac Banking Corp.	12/10/10	6,307	6,724	(417)
3,019,614	CAD	Citibank, N.A.	12/10/10	2,915	2,958	(43)
374,983	CAD	Morgan Stanley	12/10/10	372	367	5
660,300	CAD	Royal Bank of Canada	12/10/10	640	647	(7)
1,239,209	CHF	Union Bank of Switzerland AG	12/10/10	1,226	1,260	(34)
2,205,287	DKK	Royal Bank of Canada	12/10/10	410	411	(1)
11,494,464	EUR	BNP Paribas	12/10/10	14,614	15,991	(1,377)
1,094,565	EUR	Citibank, N.A.	12/10/10	1,474	1,523	(49)
368,158	EUR	Deutsche Bank AG	12/10/10	494	513	(19)
528,793	EUR	Royal Bank of Canada	12/10/10	712	735	(23)
272,257	EUR	Westpac Banking Corp.	12/10/10	370	379	(9)
2,159,313	GBP	Citibank, N.A.	12/10/10	3,328	3,459	(131)
410,944	GBP	HSBC Bank, N.A.	12/10/10	637	658	(21)
406,847	GBP	Westpac Banking Corp.	12/10/10	626	652	(26)
4,171,676	HKD	HSBC Bank, N.A.	12/10/10	537	538	(1)
13,129,802	HKD	Morgan Stanley	12/10/10	1,692	1,694	(2)
8,763,639	HKD	Royal Bank of Canada	12/10/10	1,130	1,131	(1)
40,208,324	JPY	HSBC Bank, N.A.	12/10/10	481	500	(19)
884,126	SGD	Deutsche Bank AG	12/10/10	658	683	(25)
				38,623	40,823	(2,200)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
REIT	—	Real Estate Investment Trust
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2010.

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
International Realty Fund	$—	—%

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
International Realty Fund	$67,663	93.3%
Strategic Preservation Fund	15,535	13.0

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	—	The rate shown is the current yield as of October 31, 2010.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.
(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

	International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$72,223		$118,175
Investments in affiliates, at value	300		1,705

Total investment securities, at value	72,523		119,880
Cash	210		61
Foreign currency, at value	4		1,006
Deposits at broker for futures contracts	—		2,270
Receivables:
Investment securities sold	1,262		769
Fund shares sold	100		613
Interest and dividends	215		779
Tax reclaims	1		1
Unrealized appreciation on forward foreign currency exchange contracts	265		7

Total Assets	74,580		125,386

LIABILITIES:
Payables:
Investment securities purchased	1,534		1,619
Fund shares redeemed	11		195
Variation margin on futures contracts	—		87
Unrealized depreciation on forward foreign currency exchange contracts	366		2,211
Accrued liabilities:
Investment advisory fees	14		33
Administration fees	3		9
Shareholder servicing fees	5		25
Distribution fees	4		26
Custodian and accounting fees	17		12
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	64		58

Total Liabilities	2,018		4,275

Net Assets	$72,562		$121,111

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$89,541	$113,583
Accumulated undistributed net investment income	2,103	2,175
Accumulated net realized gains (losses)	(31,961)	757
Net unrealized appreciation (depreciation)	12,879	4,596

Total Net Assets	$72,562	$121,111

Net Assets:
Class A	$16,029	$120,086
Class C	1,443	292
Class R5	45,570	107
Select Class	9,520	626

Total	$72,562	$121,111

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,542	7,840
Class C	141	19
Class R5	4,350	7
Select Class	913	41

Net Asset Value:
Class A — Redemption price per share	$10.40	$15.32
Class C — Offering price per share (b)	10.23	15.18
Class R5 — Offering and redemption price per share	10.48	15.44
Select Class — Offering and redemption price per share	10.43	15.37
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.98	$15.92

Cost of investments in non-affiliates	$59,246	$110,529
Cost of investments in affiliates	300	1,705
Cost of foreign currency	4	956

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	International Realty Fund		Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$1,525
Dividend income from non-affiliates	2,784		291
Dividend income from affiliates	—	(a)	20
Foreign taxes withheld	(148)		(6)

Total investment income	2,636		1,830

EXPENSES:
Investment advisory fees	478		644
Administration fees	49		100
Distribution fees:
Class A	28		264
Class C	8		2
Shareholder servicing fees:
Class A	28		264
Class C	3		1
Class R5	16		— (a)
Select Class	22		4
Custodian and accounting fees	134		55
Interest expense to affiliates	—	(a)	—
Professional fees	79		78
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Printing and mailing costs	53		44
Registration and filing fees	46		60
Transfer agent fees	40		59
Other	8		9

Total expenses	992		1,585

Less amounts waived	(410)		(174)

Net expenses	582		1,411

Net investment income (loss)	2,054		419

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$1,731		$874
Futures	—		197
Foreign currency transactions	263		1,307

Net realized gain (loss)	1,994		2,378

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	6,667		6,028
Futures	—		(709)
Foreign currency translations	1		(2,017)

Change in net unrealized appreciation (depreciation)	6,668		3,302

Net realized/unrealized gains (losses)	8,662		5,680

Change in net assets resulting from operations	$10,716		$6,099

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Realty Fund		Strategic Preservation Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,054	$1,222	$419	$72
Net realized gain (loss)	1,994	(18,976)	2,378	(774)
Change in net unrealized appreciation (depreciation)	6,668	24,705	3,302	1,569

Change in net assets resulting from operations	10,716	6,951	6,099	867

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(568)	(2)	—	(5)
Class C
From net investment income	(86)	(1)	—	(4)
Class R5
From net investment income	(2,379)	(158)	—	(3)
Select Class
From net investment income	(741)	(24)	—	(275)

Total distributions to shareholders	(3,774)	(185)	—	(287)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	25,287	(5,591)	48,681	56,165

NET ASSETS:
Change in net assets	32,229	1,175	54,780	56,745
Beginning of period	40,333	39,158	66,331	9,586

End of period	$72,562	$40,333	$121,111	$66,331

Accumulated undistributed net investment income	$2,103	$1,968	$2,175	$133

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund		Strategic Preservation Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,928	$5,630	$119,983	$58,606
Dividends and distributions reinvested	565	1	—	5
Cost of shares redeemed	(6,499)	(4,594)	(62,301)	(2,765)
Redemption fees	1	— (a)	—	—

Change in net assets from Class A capital transactions	$8,995	$1,037	$57,682	$55,846

Class C
Proceeds from shares issued	$504	$154	$75	$38
Dividends and distributions reinvested	59	— (a)	—	4
Cost of shares redeemed	(169)	(4,014)	(32)	—	(a)
Redemption fees	— (a)	— (a)	—	—

Change in net assets from Class C capital transactions	$394	$(3,860)	$43	$42

Class R5
Proceeds from shares issued	$14,250	$5,009	$—	$—
Dividends and distributions reinvested	2,380	158	—	3
Cost of shares redeemed	(818)	(8,348)	—	—	(a)
Redemption fees	2	2	—	—

Change in net assets from Class R5 capital transactions	$15,814	$(3,179)	$—	$3

Select Class
Proceeds from shares issued	$3,276	$3,992	$734	$1
Dividends and distributions reinvested	635	9	—	275
Cost of shares redeemed	(3,827)	(3,591)	(9,778)	(2)
Redemption fees	— (a)	1	—	—

Change in net assets from Select Class capital transactions	$84	$411	$(9,044)	$274

Total change in net assets from capital transactions	$25,287	$(5,591)	$48,681	$56,165

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

	International Realty Fund		Strategic Preservation Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:

Class A
Issued	1,624	734	8,120	4,069
Reinvested	64	— (a)	—	1
Redeemed	(716)	(666)	(4,172)	(191)

Change in Class A Shares	972	68	3,948	3,879

Class C
Issued	56	19	5	3
Reinvested	7	— (a)	—	—	(a)
Redeemed	(19)	(554)	(2)	—

Change in Class C Shares	44	(535)	3	3

Class R5
Issued	1,574	649	—	—
Reinvested	270	22	—	—	(a)
Redeemed	(84)	(1,106)	—	—

Change in Class R5 Shares	1,760	(435)	—	—	(a)

Select Class
Issued	377	596	49	—	(a)
Reinvested	72	1	—	19
Redeemed	(419)	(440)	(665)	—	(a)

Change in Select Class Shares	30	157	(616)	19

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Year Ended October 31, 2010	$9.72	$0.34	(e)	$1.23	$1.57	$(0.89)	$—	(f)
Year Ended October 31, 2009	8.00	0.26	(e)	1.46	1.72	— (f)	—	(f)
Year Ended October 31, 2008	17.12	0.24	(e)	(8.50)	(8.26)	(0.86)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.23	(e)	1.92	2.15	(0.04)	0.01

Class C
Year Ended October 31, 2010	9.62	0.27	(e)	1.23	1.50	(0.89)	—	(f)
Year Ended October 31, 2009	7.95	0.21	(e)	1.46	1.67	— (f)	—	(f)
Year Ended October 31, 2008	17.04	0.19	(e)	(8.47)	(8.28)	(0.81)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.16	(e)	1.90	2.06	(0.03)	0.01

Class R5
Year Ended October 31, 2010	9.76	0.37	(e)	1.25	1.62	(0.90)	—	(f)
Year Ended October 31, 2009	8.03	0.30	(e)	1.48	1.78	(0.05)	—	(f)
Year Ended October 31, 2008	17.18	0.30	(e)	(8.54)	(8.24)	(0.91)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.32	(e)	1.90	2.22	(0.05)	0.01

Select Class
Year Ended October 31, 2010	9.73	0.34	(e)	1.26	1.60	(0.90)	—	(f)
Year Ended October 31, 2009	8.01	0.29	(e)	1.46	1.75	(0.03)	—	(f)
Year Ended October 31, 2008	17.16	0.28	(e)	(8.54)	(8.26)	(0.89)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.27	(e)	1.92	2.19	(0.04)	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

-	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.40	17.90%	$16,029	1.40%		3.76%	2.17%	75%
9.72	21.55	5,539	1.40		3.35	2.35	129
8.00	(50.32)	4,012	1.41	(g)	1.90	2.43	108
17.12	14.44	9,333	1.40		1.52	3.80	175

10.23	17.20	1,443	1.90		3.01	2.67	75
9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(g)	1.50	2.85	108
17.04	13.85	12,223	1.90		1.08	4.19	175

10.48	18.37	45,570	0.95		3.98	1.72	75
9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(g)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

10.43	18.16	9,520	1.15		3.68	1.92	75
9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(g)	2.27	2.10	108
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Strategic Preservation Fund
Class A
Year Ended October 31, 2010	$14.50	$0.06	(e)	$0.76	$0.82	$—
Year Ended October 31, 2009	14.25	0.03	(e)	0.60	0.63	(0.38)
Year Ended October 31, 2008	15.82	0.23	(e)	(1.71)	(1.48)	(0.09)
March 30, 2007 (f) through October 31, 2007	15.00	0.17		0.65	0.82	—

Class C
Year Ended October 31, 2010	14.45	(0.02	)(e)	0.75	0.73	—
Year Ended October 31, 2009	14.19	(0.04	)(e)	0.61	0.57	(0.31)
Year Ended October 31, 2008	15.77	0.15	(e)	(1.70)	(1.55)	(0.03)
March 30, 2007 (f) through October 31, 2007	15.00	0.13		0.64	0.77	—

Class R5
Year Ended October 31, 2010	14.56	0.12	(e)	0.76	0.88	—
Year Ended October 31, 2009	14.31	0.09	(e)	0.61	0.70	(0.45)
Year Ended October 31, 2008	15.86	0.30	(e)	(1.71)	(1.41)	(0.14)
March 30, 2007 (f) through October 31, 2007	15.00	0.21		0.65	0.86	—

Select Class
Year Ended October 31, 2010	14.52	0.08	(e)	0.77	0.85	—
Year Ended October 31, 2009	14.28	0.07	(e)	0.60	0.67	(0.43)
Year Ended October 31, 2008	15.84	0.27	(e)	(1.71)	(1.44)	(0.12)
March 30, 2007 (f) through October 31, 2007	15.00	0.19		0.65	0.84	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.32	5.66%	$120,086	1.32%	0.39%	1.48%		78%
14.50	4.52	56,450	1.32	0.23	2.10		47
14.25	(9.40)	191	1.35	1.50	3.91		89
15.82	5.47	211	1.35	1.94	7.39	(g)	34

15.18	5.05	292	1.81	(0.10)	1.99		78
14.45	4.05	235	1.84	(0.30)	3.28		47
14.19	(9.83)	190	1.85	1.00	4.41		89
15.77	5.13	210	1.85	1.44	7.89	(g)	34

15.44	6.04	107	0.86	0.82	1.04		78
14.56	5.00	101	0.89	0.66	2.35		47
14.31	(8.95)	96	0.90	1.95	3.46		89
15.86	5.73	106	0.90	2.39	6.94	(g)	34

15.37	5.85	626	1.09	0.52	1.34		78
14.52	4.80	9,545	1.09	0.46	2.55		47
14.28	(9.16)	9,109	1.10	1.76	3.61		89
15.84	5.60	4,753	1.10	2.19	7.14	(g)	34

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

The following table represents each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Realty Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$10,242	$—	(a)	$10,242
Belgium	—	1,098	—		1,098
Canada	4,560	—	—		4,560
China	—	309	—		309
Finland	—	1,134	—		1,134
France	—	5,648	—		5,648
Germany	—	313	—		313
Hong Kong	—	20,120	—		20,120
Japan	—	12,926	—		12,926
Netherlands	—	3,568	—		3,568
Norway	—	285	—		285
Singapore	—	4,918	—		4,918
Sweden	—	939	—		939
United Kingdom	—	6,157	—		6,157

Total Common Stocks	4,560	67,657	—	(a)	72,217

Warrants
Hong Kong	—	6	—		6
Short-Term Investment
Investment Company	300	—	—		300

Total Investments in Securities	$4,860	$67,663	$—	(a)	$72,523

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$265	$—		$265

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(366)	$—		$(366)

Strategic Preservation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$2,087	$—	$—	$2,087
Denmark	—	763	—	763
France	—	1,934	—	1,934
Germany	—	1,294	—	1,294
Hong Kong	—	2,262	—	2,262
Ireland	—	927	—	927
Japan	—	729	—	729
Luxembourg	—	1,216	—	1,216
Singapore	—	129	—	129
Switzerland	—	1,381	—	1,381
Taiwan	—	259	—	259
United Kingdom	—	4,641	—	4,641
United States	16,618	—	—	16,618

Total Common Stocks	18,705	15,535	—	34,240

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Strategic Preservation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$541	$—	$—	$541

Total Preferred Stocks	541	—	—	541

Debt Securities
Convertible Bonds
Cayman Islands	—	693	—	693
France	—	1,284	—	1,284
Germany	—	5,549	—	5,549
Malaysia	—	885	—	885
Netherlands	—	2,370	—	2,370
Singapore	—	804	—	804
Switzerland	—	2,878	—	2,878
United States	—	11,220	—	11,220

Total Convertible Bonds	—	25,683	—	25,683

Foreign Government Securities	—	20,886	—	20,886
Supranational	—	14,681	—	14,681
U.S. Treasury Obligations	—	22,144	—	22,144
Short-Term Investment
Investment Company	1,705	—	—	1,705

Total Investments in Securities	$20,951	$98,929	$—	$119,880

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$7	$—	$7
Futures Contracts	114	—	—	114

Total Appreciation in Other Financial Instruments	$114	$7	$—	$121

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,211)	$—	$(2,211)
Futures Contracts	(1,016)	—	—	(1,016)

Total Depreciation in Other Financial Instruments	$(1,016)	$(2,211)	$—	$(3,227)

(a)	Security has zero value.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

International Realty Fund

	Balance as of 10/31/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/10
Investments in Securities
Common Stocks — Australia	$—	(a)	$—	$—	$—	$—	$—	$—	$—	(a)
Common Stocks — Japan	12		—	140	—	(152)	—	—	—

Total	$12		$—	$140	$—	$(152)	$—	$—	$—	(a)

(a)	Security has zero value.

Transfers into, or out of Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to zero for International Realty Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2010:

	Value		Percentage
International Realty Fund	$—	(a)	—%

(a)	Security has zero value.

C. Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock and bond market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the differences between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Strategic Preservation Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation under the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

F. Summary of Derivative Information — The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$265

Total		$265

Liabilities:
Foreign exchange contracts	Payables	$(366)

Total		$(366)

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$114	$—
Foreign exchange contracts	Receivables	—	7

Total		$114	$7

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(259)	$—
Foreign exchange contracts	Payables	—	(2,211)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(757)	—

Total		$(1,016)	$(2,211)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2010, by primary risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$284	$284

Total	$284	$284

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$2	$2

Total	$2	$2

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(477)	$—	$(477)
Foreign exchange contracts	—	1,390	1,390
Equity contracts	674	—	674

Total	$197	$1,390	$1,587

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$35	$—	$35
Foreign exchange contracts	—	(2,068)	(2,068)
Equity contracts	(744)	—	(744)

Total	$(709)	$(2,068)	$(2,777)

The Funds’ derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Funds’ derivatives activities during the reporting period November 1, 2009 through October 31, 2010 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	International Realty Fund	Strategic Preservation Fund
Futures Contracts:
Average Notional Balance Long	$—	$20,537
Average Notional Balance Short	—	44,598
Ending Notional Balance Long	—	17,200
Ending Notional Balance Short	—	54,381

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	12,767	3,956
Average Settlement Value Sold	12,181	29,422
Ending Settlement Value Purchased	11,195	2,089
Ending Settlement Value Sold	10,405	38,623

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
International Realty Fund	$1	$1,855	$(1,856)
Strategic Preservation Fund	(960)	1,623	(663)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, passive foreign investment company (PFIC) gains and losses (International Realty Fund), foreign futures contracts (Strategic Preservation Fund) and net operating loss (Strategic Preservation Fund).

L. Redemption Fees — Generally, shares of the International Realty Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

International Realty Fund	0.90%
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% for each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
International Realty Fund	0.25%	0.75%
Strategic Preservation Fund	0.25	0.75

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
International Realty Fund	$1	$—	(a)
Strategic Preservation Fund	2	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
International Realty Fund	0.25%	0.25%	0.05%	0.25%
Strategic Preservation Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
International Realty Fund	1.40%	1.90%	0.95%	1.15%
Strategic Preservation Fund	1.35	1.85	0.90	1.10

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the year ended October 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Realty Fund	$357	$26	$26	$409
Strategic Preservation Fund	139	—	—	139

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended October 31, 2010 was as follows (amounts in thousands):

International Realty Fund	$1
Strategic Preservation Fund	35

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2010, the International Realty Fund incurred $165 and the Strategic Preservation Fund incurred $279 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
International Realty Fund	$63,504	$39,052	$—	$—
Strategic Preservation Fund	108,664	46,071	29,211	21,276

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Realty Fund	$68,218	$4,753	$448	$4,305
Strategic Preservation Fund	112,241	8,148	509	7,639

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to mark to market of PFICs (International Realty Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
International Realty Fund	$3,774	$3,774

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
International Realty Fund	$185	$185
Strategic Preservation Fund	287	287

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Realty Fund	$4,782	$(26,089)	$4,329
Strategic Preservation Fund	—	(193)	7,699

For the Funds, the cumulative timing differences primarily consist of mark to market of PFICs (International Realty Fund), mark to market of forward foreign currency contracts, mark to market of futures contracts (Strategic Preservation Fund) and wash sale loss deferrals (International Realty Fund).

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

As of October 31, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
International Realty Fund	$1,161	$9,106	$13,760	$2,062	$26,089
Strategic Preservation Fund	—	—	193	—	193

During the year ended October 31, 2010, the Strategic Preservation Fund utilized capital loss carryforwards of approximately $890,000.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate 62.8% of the net assets of the International Realty Fund. Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2010, substantially all of the International Realty Fund’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2010, the International Realty Fund invested approximately 27.8% of its total investments in issuers in Hong Kong. The Strategic Preservation Fund invested approximately 43.1% of its total investments in the United States.

As of October 31, 2010, the International Realty Fund invested approximately 49.6% and 26.2% of its total investments in the Real Estate Management & Development and Diversified industries, respectively.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2010

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	141	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	141	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	141	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	141	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	141	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	141	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	39

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	141	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	141	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	141	Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010	Annualized Expense Ratio
International Realty Fund
Class A
Actual	$1,000.00	$1,150.40	$7.59	1.40%
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	1,146.90	10.28	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90
Class R5
Actual	1,000.00	1,152.90	5.16	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Select Class
Actual	1,000.00	1,151.20	6.24	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

Strategic Preservation Fund
Class A
Actual	1,000.00	1,031.70	6.76	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class C
Actual	1,000.00	1,028.50	9.31	1.82
Hypothetical	1,000.00	1,016.03	9.25	1.82
Class R5
Actual	1,000.00	1,033.50	4.46	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Select Class
Actual	1,000.00	1,032.20	5.48	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the International Realty Fund and Strategic Preservation Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the International Realty Fund’s performance was in the fifth and third quintiles for Class A shares and in the fifth and second quintiles for the Select Class shares for the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Strategic Preservation Fund’s performance was in the fifth quintile both for Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Money Market and Alternative Products Subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the International Realty Fund’s net advisory fee for Class A and Select Class shares were in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Strategic Preservation Fund’s net advisory fee for Class A and Select Class shares were in the first quintile, and that the actual total expenses for Class A and Select Class Shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	45

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Realty Fund	$3,774

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2010, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Realty Fund	$2,792	$149
Strategic Preservation Fund	129	6

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2010. These shareholders will receive more detailed information along with 2010 Form 1099-DIV.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2010

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2010	J.P. MORGAN SPECIALTY FUNDS	47

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. October 2010.	AN-SPEC2-1010

J.P. Morgan International

Equity Funds

Annual Report

October 31, 2010

JPMorgan International Opportunities Plus Fund

J.P. Morgan Funds

Annual Report

October 31, 2010

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

November 18, 2010

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

Quote

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
CEO-Investment Management Americas
J.P. Morgan Asset Management

JPMorgan International Opportunities Plus Fund

Fund Commentary

Twelve Months Ended October 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	13.00%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index	8.36%
Net Assets as of 10/31/2010 (In Thousands)	$5,332

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered in the third quarter of 2010 and into October amid strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation among regions and countries.

International stocks, as measured by the MSCI EAFE Index (the “Benchmark”), gained 8.36% for the reporting period, underperforming emerging markets and U.S. stocks. The relative weakness of the MSCI EAFE Index was driven primarily by lagging European stocks. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the impact that austerity measures would have on growth in the region.

Emerging markets stocks were bolstered by strong gross domestic product growth in developing countries, as the MSCI Emerging Markets Index gained 23.89% and was among the best performing stock indexes during the reporting period. The greater China region lagged other emerging markets. Investors were concerned that the Chinese government would be forced to take measures to clamp down on the surging Chinese economy in an effort to ward off inflation, potentially causing a sharp pullback in economic activity (also known as a “hard landing”). However, concerns about a hard landing in China failed to materialize and the Chinese stock market performed well toward the end of the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the twelve months ended October 31, 2010 as positive stock selection in the energy and transport services and consumer cyclical sectors offset negative stock selection in the retail and banks - capital markets sectors.

Individual contributors to relative performance included the Fund’s overweight position in German-based Lanxess AG, a specialty chemical provider not held in the Benchmark. The company’s earnings received a boost from its management’s disciplined cost-cutting measures and recovering demand in the developed world, a growing presence in emerging markets and rising demand for synthetic rubber. Other individual contributors included the Fund’s overweight position in Volkswagen AG, as the success of the car manufacturer’s Audi brand, its strong presence in China and recovering global demand for autos fueled strong earnings growth for the first nine months of the year, overshadowing concerns about the company’s pending merger with Porsche. In addition, the Fund bought shares of integrated energy company BP plc after the company’s oil spill in the Gulf of Mexico had taken its toll on the stock. The Fund benefited as the stock rebounded off its lows.

Individual detractors included the Fund’s overweight positions in Lafarge S.A. and China Resources Land Ltd. Lafarge S.A., a France-based building materials company, was hurt by continued weakness in European construction activity. China Resources Land Ltd. is a real estate development company. Property stocks in the greater China region declined broadly on investor concerns about the Chinese government’s efforts to cool its surging property market, such as raising the installment requirement for second-home purchases and raising the mortgage rates applied to these purchases.

Other individual detractors included the Fund’s overweight position in Austrian biotech company Intercell AG. Management warned that the company may post a loss for 2010, due in part to on-going research & development costs.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, utilizing a proprietary dividend discount model to rank stocks within each sector. The Fund’s portfolio managers established long positions in stocks they believed were attractive and short positions in stocks they believed were unattractive. The Fund’s portfolio managers used total return swaps to replicate the performance of a portfolio of long and short positions. The Fund’s average long to-short exposure over the reporting period was 118% to 18%. In addition, the Fund employed currency forwards to bring the Fund’s currency exposure closer in line with the Benchmark.

	TOP TEN LONG EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.0%
2.	Telefonica S.A. (Spain)	2.3
3.	Siemens AG (Germany)	2.0
4.	Nissan Motor Co., Ltd. (Japan)	1.8
5.	HSBC Holdings plc (United Kingdom)	1.8
6.	Lanxess AG (Germany)	1.6
7.	Schneider Electric S.A. (France)	1.6
8.	GDF Suez (France)	1.6
9.	Centrica plc (United Kingdom)	1.6
10.	Volkswagen AG (Germany)	1.6

	TOP TEN SHORT EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)
1.	Lottomatica S.p.A. (Italy)	0.5%
2.	Dassault Systems S.A. (France)	0.5
3.	Shizuoka Bank Ltd. (The) (Japan)	0.5
4.	Accor S.A. (France)	0.5
5.	Keyence Corp. (Japan)	0.5
6.	Skanska AB, Class B (Sweden)	0.5
7.	Metro AG (Germany)	0.5
8.	Iberdrola S.A. (Spain)	0.5
9.	Firstgroup plc (United Kingdom)	0.4
10.	SABMiller plc (United Kingdom)	0.4

PORTFOLIO COMPOSITION BY COUNTRY (a)(b)	Long	Short	Net
United Kingdom	26.8%	-2.0%	24.8
Japan	23.6	-5.8	17.8
France	12.3	-2.3	10.0
Netherlands	9.3	-0.8	8.5
Germany	9.1	-0.7	8.4
Hong Kong	6.4	-1.0	5.4
Spain	3.2	-0.5	2.7
Switzerland	2.9	-0.7	2.2
Ireland	2.7	0.0	2.7
Australia	2.4	-0.4	2.0
Taiwan	2.1	0.0	2.1
China	1.9	0.0	1.9
Finland	1.7	-0.6	1.1
Canada	1.6	0.0	1.6
Luxembourg	1.5	0.0	1.5
Norway	1.5	0.0	1.5
Indonesia	1.1	0.0	1.1
India	1.0	0.0	1.0
Others (each less than 1.0%)	7.2	-3.5	3.7

	118.3	-18.3	100.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within the Portfolio Swap as of October 31, 2010.
(b)	The Fund has entered into a Portfolio Swap, which provides exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within the Portfolio Swap as of October 31, 2010, as applicable.

JPMorgan International Opportunities Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/14/09
Without Sales Charge		12.72%	6.04%
With Sales Charge*		6.83	0.72
CLASS C SHARES	10/14/09
Without CDSC		12.16	5.53
With CDSC**		11.16	5.53
SELECT CLASS SHARES	10/14/09	13.00	6.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

JPMorgan International Opportunities Plus Fund

The Fund commenced operations on October 14, 2009.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Opportunities Plus Fund, the MSCI EAFE Index and the Lipper Long/Short Equity Funds Average from October 14, 2009 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Long/Short Equity Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Long/Short Equity Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
	Common Stocks — 99.7%
	Australia — 2.4%
1,843	Macquarie Group Ltd. (m)	65,528
3,576	QBE Insurance Group Ltd.	60,151

		125,679

	Austria — 1.1%
836	Erste Group Bank AG (m)	37,772
949	Intercell AG (a)	23,209

		60,981

	Belgium — 0.7%
826	KBC Groep N.V. (a)	35,968

	Canada — 1.6%
489	First Quantum Minerals Ltd.	42,820
2,300	Kinross Gold Corp. (m)	41,382

		84,202

	China — 1.9%
25,000	China Construction Bank Corp., Class H (m)	23,900
26,500	China Merchants Bank Co., Ltd., Class H (m)	75,511

		99,411

	Denmark — 0.4%
202	Carlsberg A/S, Class B (m)	22,085

	Finland — 1.7%
3,287	Nokia OYJ (m)	35,300
952	Nokian Renkaat OYJ (m)	33,006
2,024	Stora Enso OYJ, Class R	20,111

		88,417

	France — 10.7%
612	Atos Origin S.A. (a) (m)	28,321
641	BNP Paribas (m)	46,886
462	Cie Generale des Etablissements Michelin, Class B	36,915
2,086	GDF Suez (m)	83,350
2,113	PagesJaunes Groupe (m)	23,295
595	Pernod-Ricard S.A. (m)	52,886
376	PPR (m)	61,842
1,160	Sanofi-Aventis S.A. (m)	81,272
594	Schneider Electric S.A. (m)	84,396
796	Sodexo (m)	51,803
102	Unibail-Rodamco SE (m)	21,282

		572,248

	Germany — 6.5%
919	Bayer AG (m)	68,546
970	Daimler AG (a) (m)	63,878
620	Hamburger Hafen und Logistik AG	27,126
1,217	Lanxess AG (m)	84,586
913	Siemens AG (m)	104,187

		348,323

	Hong Kong — 6.4%
10,200	AIA Group Ltd. (a)	30,332
6,000	Cathay Pacific Airways Ltd. (m)	16,166
20,000	China Overseas Land & Investment Ltd. (m)	42,159

SHARES	SECURITY DESCRIPTION	VALUE($)
	Hong Kong — Continued
22,000	China Resources Land Ltd. (m)	43,479
7,000	Hang Lung Properties Ltd. (m)	34,337
23,000	Huabao International Holdings Ltd. (m)	34,769
7,000	Hutchison Whampoa Ltd. (m)	69,134
4,000	Sun Hung Kai Properties Ltd. (m)	68,809

		339,185

	India — 0.9%
751	Infosys Technologies Ltd., ADR (m)	50,647

	Indonesia — 1.0%
66,000	Perusahaan Gas Negara PT (m)	30,023
25,500	Telekomunikasi Indonesia Tbk PT (m)	25,887

		55,910

	Ireland — 2.3%
5,119	Experian plc (m)	59,482
758	Paddy Power plc (m)	30,596
1,338	Shire plc (m)	31,399

		121,477

	Israel — 0.6%
641	Teva Pharmaceutical Industries Ltd., ADR (m)	33,268

	Italy — 1.0%
9,809	Snam Rete Gas S.p.A. (m)	53,178

	Japan — 20.3%
4,600	Citizen Holdings Co., Ltd. (m)	26,438
900	Coca-Cola West Co., Ltd. (m)	13,772
1,200	Daikin Industries Ltd. (m)	41,749
700	East Japan Railway Co. (m)	43,228
1,900	FUJIFILM Holdings Corp. (m)	63,387
7,000	Fujitsu Ltd. (m)	47,750
14	Japan Tobacco, Inc. (m)	43,494
1,000	JGC Corp. (m)	19,127
10,200	JX Holdings, Inc. (m)	60,127
4,000	Kubota Corp. (m)	35,472
10,000	Marubeni Corp. (m)	62,819
8,000	Mitsubishi Electric Corp. (m)	74,977
3,800	Mitsui & Co., Ltd. (m)	59,764
7,000	Nippon Express Co., Ltd. (m)	27,813
11,000	Nippon Sheet Glass Co., Ltd. (m)	24,139
600	Nippon Telegraph & Telephone Corp. (m)	27,060
10,900	Nissan Motor Co., Ltd. (m)	95,798
2,000	Onward Holdings Co., Ltd. (m)	14,941
3,000	Ricoh Co., Ltd. (m)	41,966
2,300	Shiseido Co., Ltd. (m)	48,018
900	Sumco Corp. (a)	13,917
1,600	Sumitomo Mitsui Financial Group, Inc. (m)	47,756
1,100	Sundrug Co., Ltd. (m)	30,552
500	Suzuken Co., Ltd. (m)	15,719
6,000	Takashimaya Co., Ltd. (m)	45,166
4,000	Tokyo Gas Co., Ltd. (m)	18,820
4,000	Toshiba Corp. (m)	20,021

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Common Stocks — Continued
	Japan — Continued
3,000	TOTO Ltd. (m)	19,932

		1,083,722

	Luxembourg — 1.2%
2,058	ArcelorMittal (m)	66,593

	Mexico — 0.4%
4,801	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	20,541

	Netherlands — 7.6%
1,298	ASML Holding N.V. (m)	43,029
1,894	ING Groep N.V. CVA (a) (m)	20,263
2,032	Koninklijke KPN N.V. (m)	33,937
2,489	Koninklijke Philips Electronics N.V. (m)	75,920
4,980	Royal Dutch Shell plc, Class A	161,537
2,406	Unilever N.V. CVA (m)	71,451

		406,137

	Norway — 1.5%
1,250	Algeta ASA (a) (m)	21,246
4,147	DnB NOR ASA (m)	56,965

		78,211

	South Korea — 0.9%
537	LG Electronics, Inc. (m)	47,286

	Spain — 3.2%
3,991	Banco Bilbao Vizcaya Argentaria S.A. (m)	52,579
4,446	Telefonica S.A.	120,142

		172,721

	Sweden — 0.5%
1,026	Electrolux AB, Series B (m)	24,852

	Switzerland — 1.5%
621	Credit Suisse Group AG (m)	25,708
213	Zurich Financial Services AG (m)	52,125

		77,833

	Taiwan — 2.1%
7,056	Hon Hai Precision Industry Co., Ltd., GDR (m)	53,980
5,280	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	57,605

		111,585

	United Arab Emirates — 0.5%
5,181	Lamprell plc (m)	27,892

	United Kingdom — 20.8%
12,952	Barclays plc (m)	56,917
3,684	BG Group plc (m)	71,713
1,911	BHP Billiton plc (m)	67,697
9,276	BP plc (m)	63,050
685	British American Tobacco plc (m)	26,096
6,256	BT Group plc (m)	15,426
18,587	Cable & Wireless Worldwide plc (m)	20,908

SHARES	SECURITY DESCRIPTION	VALUE($)
	United Kingdom — Continued
4,196	Cairn Energy plc (a) (m)	25,933
15,662	Centrica plc (m)	83,339
3,243	Cookson Group plc (a) (m)	26,773
3,637	GlaxoSmithKline plc (m)	71,022
2,402	Hikma Pharmaceuticals plc (m)	30,285
9,126	HSBC Holdings plc (m)	94,980
930	Intercontinental Hotels Group plc (m)	17,961
5,119	International Power plc (m)	34,155
45,348	Lloyds Banking Group plc (a) (m)	49,843
10,660	Man Group plc (m)	44,555
4,156	Michael Page International plc (m)	31,368
5,660	National Grid plc (m)	53,523
8,005	Premier Farnell plc (m)	34,872
1,255	Reckitt Benckiser Group plc (m)	70,115
6,233	Resolution Ltd. (m)	26,131
5,601	Salamander Energy plc (a) (m)	19,607
26,384	Vodafone Group plc (m)	72,123

		1,108,392

	Total Common Stocks (Cost $4,975,480)	5,316,744

	Preferred Stock — 1.6%
	Germany — 1.6%
550	Volkswagen AG (m) (Cost $50,888)	82,469

	Total Investments — 101.3% (Cost $5,026,368)	5,399,213
	Liabilities in Excess of Other Assets — (1.3)%	(67,286)

	NET ASSETS — 100.0%	$5,331,927

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

Industry	Percentage
Commercial Banks	11.1%
Oil, Gas & Consumable Fuels	7.4
Pharmaceuticals	5.8
Industrial Conglomerates	5.1
Diversified Telecommunication Services	4.5
Automobiles	4.5
Multi-Utilities	4.1
Metals & Mining	4.0
Real Estate Management & Development	3.5
Electronic Equipment, Instruments & Components	3.3
Insurance	3.1
Electrical Equipment	3.0
Capital Markets	2.5
Trading Companies & Distributors	2.3
Chemicals	2.2
Semiconductors & Semiconductor Equipment	2.1
Multiline Retail	2.0
Gas Utilities	1.9
Hotels, Restaurants & Leisure	1.9
Professional Services	1.7
Beverages	1.6
Building Products	1.6
IT Services	1.5
Wireless Telecommunication Services	1.3
Household Durables	1.3
Food Products	1.3
Road & Rail	1.3
Household Products	1.3
Auto Components	1.3
Tobacco	1.3
Computers & Peripherals	1.3
Others (each less than 1.0%)	8.9

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
26,462	CHF
19,519	for EUR	Royal Bank of Scotland	01/12/11	$27,141	#	$26,907	#	$(234)
26,458	CHF
17,345	for GBP	Citibank, N.A.	01/12/11	27,777	#	26,903	#	(874)
30,944	CHF
20,443	for GBP	State Street Bank & Trust	01/12/11	32,740	#	31,464	#	(1,276)
18,065	CHF
1,542,533	for JPY	State Street Bank & Trust	01/12/11	19,183	#	18,369	#	(814)
26,824	EUR
3,083,587	for JPY	Deutsche Bank AG	01/12/11	38,348	#	37,298	#	(1,050)
2,096,183	JPY
151,583	for NOK	Citibank, N.A.	01/12/11	25,785	#	26,068	#	283
377,710	AUD	Royal Bank of Canada	01/12/11	364,195		366,720		2,525
219,835	CHF	Morgan Stanley	01/12/11	228,005		223,529		(4,476)
30,805	EUR	Morgan Stanley	01/12/11	42,804		42,834		30
16,026	GBP	Citibank, N.A.	01/12/11	25,427		25,666		239
12,990	GBP	Societe Generale	01/12/11	20,423		20,803		380
10,149,173	JPY	Barclays Bank plc	01/12/11	122,909		126,216		3,307
7,193	NZD	Royal Bank of Canada	01/12/11	5,358		5,451		93
1,129,266	SEK	Morgan Stanley	01/12/11	167,969		168,654		685
59,381	SGD	Barclays Bank plc	01/12/11	45,301		45,878		577

				$1,193,365		$1,192,760		$(605)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
32,522	AUD	Barclays Bank plc	01/12/11	$31,142		$31,576		$(434)
74,264	CAD	Royal Bank of Canada	01/12/11	73,086		72,690		396
231,241	EUR	Citibank, N.A.	01/12/11	320,166		321,536		(1,370)
16,784	GBP	Deutsche Bank AG	01/12/11	26,601		26,879		(278)
214,617	GBP	Morgan Stanley	01/12/11	340,659		343,702		(3,043)
1,436,610	HKD	Barclays Bank plc	01/12/11	185,268		185,428		(160)
223,943	HKD	Morgan Stanley	01/12/11	28,893		28,905		(12)
2,405,861	JPY	State Street Bank & Trust	01/12/11	28,926		29,919		(993)

				$1,034,741		$1,040,635		$(5,894)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
SGD	—	Singapore Dollar

(a)	Non-income producing security.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are $5,152,950 and 95.4%, respectively.

Portfolio Swap* Outstanding at October 31, 2010

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE ($)
UBS	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	12/31/15	16,227

Total			$16,227

*	See the accompanying “Additional Information – Portfolio Swap” for further details.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION — PORTFOLIO SWAP

AS OF OCTOBER 31, 2010

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Long Positions
Belgium — 0.2%
KBC Groep N.V. (e)	12,833	12,833	—

France — 1.6%
Atos Origin S.A. (e)	6,520	6,520	—
BNP Paribas	39,056	39,056	—
Compagnie Generale des Etablissements Michelin, Class B	13,602	13,602	—
Sanofi-Aventis S.A.	13,619	13,619	—
Sodexo	11,845	11,845	—

	84,642	84,642	—

Germany — 1.0%
Bayer AG	15,821	15,821	—
Daimler AG (e)	13,665	13,665	—
Gerresheimer AG (e)	26,036	26,036	—

	55,522	55,522	—

Ireland — 0.4%
Experian plc	9,277	9,277	—
Shire plc	12,374	12,374	—

	21,651	21,651	—

Italy — 0.2%
Snam Rete Gas S.p.A.	12,720	12,720	—

Japan — 3.2%
Japan Tobacco, Inc.	12,442	12,442	—
JFE Holdings Inc.	18,730	18,730	—
Kubota Corp.	8,898	8,898	—
Mitsubishi Electric Corp.	18,765	18,765	—
Mitsui & Co., Ltd.	14,148	14,148	—
Nintendo Co., Ltd. (e)	44,206	44,206	—
Nippon Sheet Glass Co., Ltd.	13,197	13,197	—
Sumco Corp. (e)	13,947	13,947	—
Yahoo! Japan Corp.	25,896	25,896	—

	170,229	170,229	—

Luxembourg — 0.2%
ArcelorMittal	13,018	13,018	—

Netherlands — 1.7%
ING Groep N.V. CVA (e)	52,821	52,821	—
Koninklijke KPN N.V.	14,530	14,530	—
Koninklijke Philips
Electronics N.V.	8,589	8,589	—
Royal Dutch Shell plc, Class A	14,110	14,110	—

	90,050	90,050	—

Singapore — 0.7%
Singapore Telecommunications Ltd.	35,811	35,811	—

Switzerland — 1.5%
Credit Suisse Group AG	42,342	42,342	—
STMicroelectronics N.V.	21,095	21,095	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Switzerland — Continued
Zurich Financial Services AG	14,199	14,199	—

	77,636	77,636	—

United Kingdom — 6.0%
British American Tobacco plc	66,890	66,890	—
BT Group plc	32,159	32,159	—
GlaxoSmithKline plc	29,543	29,543	—
HSBC Holdings plc	9,995	9,995	—
Intercontinental Hotels
Group plc	51,948	51,948	—
Lloyds Banking Group plc (e)	15,819	15,819	—
Man Group plc	6,114	6,114	—
Premier Farnell plc	23,269	23,269	—
Tullow Oil plc	32,469	32,469	—
Vodafone Group plc	51,354	51,354	—

	319,560	319,560	—

Total Long Positions of Portfolio Swap	893,672	893,672	—

Short Positions
Australia — 0.4%
Woolworths Ltd.	22,216	22,216	—

Austria — 0.4%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	21,621	21,621	—

Belgium — 0.4%
Solvay S.A.	21,498	21,498	—

Denmark — 0.9%
DSV A/S	17,849	17,849	—
Novozymes A/S, Class B	16,390	16,390	—
William Demant Holding A/S (e)	15,519	15,519	—

	49,758	49,758	—

Finland — 0.6%
Neste Oil OYJ	14,649	14,649	—
Ramirent OYJ	16,237	16,237	—

	30,886	30,886	—

France — 2.3%
Accor S.A.	25,139	25,139	—
Cie Generale d’Optique Essilor International S.A.	15,693	15,693	—
Danone	16,139	16,139	—
Dassault Systemes S.A.	25,772	25,772	—
Nexans S.A.	19,090	19,090	—
Technip S.A.	22,358	22,358	—

	124,191	124,191	—

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION — PORTFOLIO SWAP

AS OF OCTOBER 31, 2010 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Short Positions - Continued
Germany — 0.7%
Fraport AG Frankfurt
Airport Services Worldwide	12,370	12,370	—
Metro AG	24,392	24,392	—

	36,762	36,762	—

Hong Kong — 1.0%
China Mobile Ltd.	20,371	20,371	—
CLP Holdings Ltd.	16,255	16,255	—
Hong Kong Exchanges and Clearing Ltd.	6,603	6,603	—
Li & Fung Ltd.	10,566	10,566	—

	53,795	53,795	—

Italy — 0.9%
Assicurazioni Generali S.p.A	21,724	21,724	—
Lottomatica S.p.A.	27,078	27,078	—

	48,802	48,802	—

Japan — 5.8%
Chugoku Electric Power Co., Inc. (The)	18,163	18,163	—
Daiichi Sankyo Co Ltd.	21,188	21,188	—
Ebara Corp. (e)	21,437	21,437	—
Eisai Co., Ltd.	20,639	20,639	—
Ezaki Glico Co Ltd.	12,265	12,265	—
Fanuc Ltd.	14,477	14,477	—
Hirose Electric Co., Ltd.	20,132	20,132	—
Keyence Corp.	24,792	24,792	—
Kurita Water Industries Ltd.	18,198	18,198	—
Mitsubishi Motors Corp. (e)	16,702	16,702	—
Renesas Electronics Corp. (e)	14,285	14,285	—
Sharp Corp., ADR (e)	17,329	17,329	—
Shizuoka Bank Ltd. (The)	25,724	25,724	—
Sumitomo Metal Industries Ltd.	13,943	13,943	—
Takeda Pharmaceutical Co Ltd.	18,740	18,740	—
Toyo Seikan Kaisha Ltd.	15,356	15,356	—
Toyota Industries Corp.	16,925	16,925	—

	310,295	310,295	—

Netherlands — 0.7%
Corio N.V.	21,009	21,009	—
Randstad Holding N.V. (e)	18,707	18,707	—

	39,716	39,716	—

Phillipines — 0.4%
Philippine Long Distance Telephone Co., ADR (e)	21,621	21,621	—

Spain — 0.5%
Iberdrola S.A.	24,249	24,249	—

Sweden — 0.5%
Skanska AB, Class B	24,643	24,643	—

Switzerland — 0.7%
GAM Holding Ltd. (e)	19,989	19,989	—

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Switzerland — Continued
Logitech International S.A. (e)	15,360	15,360	—

	35,349	35,349	—

United Kingdom — 2.0%
Autonomy Corp. plc (e)	10,144	10,144	—
Babcock International Group plc	15,269	15,269	—
Firstgroup plc	23,379	23,379	—
Land Securities Group plc	16,077	16,077	—
SABMiller plc	22,502	22,502	—
Scottish & Southern Energy plc	19,935	19,935	—

	107,306	107,306	—

Total Short Positions	$972,708	972,708	—

Total Net Long/Short Positions	(79,036)	(79,036)	—

Cash and Other Receivables (d)			17,676
Financing Costs			(658)
Net Dividends			(791)

Net Swap Contract, at value			$16,227

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION — PORTFOLIO SWAP:

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(c)	Value represents the unrealized gain (loss) of the positions and was zero as of 10/31/10 as the swap reset on that date.
(d)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.
(e)	Non-income producing security.

ADR -	American Depositary Receipt
CVA -	Dutch Certification

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

International Opportunities Plus Fund
ASSETS:
Investments in non-affiliates, at value	$5,399,213
Cash	22,521
Foreign currency, at value	7,168
Receivables:
Investment securities sold	66,399
Interest and dividends	12,759
Tax reclaims	2,121
Unrealized appreciation on forward foreign currency exchange contracts	8,515
Net swap contract, at value	16,227
Due from Advisor	275

Total Assets	5,535,198

LIABILITIES:
Payables:
Investment securities purchased	94,717
Unrealized depreciation on forward foreign currency exchange contracts	15,014
Accrued liabilities:
Distribution fees	45
Custodian and accounting fees	13,203
Trustees’ and Chief Compliance Officer’s fees	17
Audit fees	53,036
Printing & Postage fees	19,960
Other	7,279

Total Liabilities	203,271

Net Assets	$5,331,927

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

International Opportunities Plus Fund
NET ASSETS:
Paid in capital	$4,986,126
Accumulated undistributed (distributions in excess of) net investment income	163,430
Accumulated net realized gains (losses)	(200,725)
Net unrealized appreciation (depreciation)	383,096

Total Net Assets	$5,331,927

NET ASSETS:
Class A	$53,186
Class C	52,908
Select Class	5,225,833

Total	$5,331,927

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Select Class	326,667
Net asset value :
Class A - Redemption price per share	$15.96
Class C - Offering price per share (a)	15.87
Select Class - Offering and redemption price per share	16.00
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.84

Cost of investments in non-affiliates	$5,026,368
Cost of foreign currency	7,158

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

International Opportunities Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$139,338
Foreign taxes withheld	(10,410)

Total investment income	128,928

EXPENSES:
Investment advisory fees	56,164
Administration fees	4,542
Distribution fees:
Class A	122
Class C	365
Shareholder servicing fees:
Class A	122
Class C	122
Select Class	11,966
Custodian and accounting fees	44,316
Interest expense to affiliates	154
Professional fees	112,689
Trustees’ and Chief Compliance Officer’s fees	52
Printing and mailing costs	25,193
Registration and filing fees	2,105
Transfer agent fees	6,211
Other	3,446

Total expenses	267,569

Less amounts waived	(72,916)
Less expense reimbursements	(132,964)

Net expenses	61,689

Net investment income (loss)	67,239

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(142,949)
Foreign currency transactions	86,702
Swap	(50,000)

Net realized gain (loss)	(106,247)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	638,879
Foreign currency translations	4,702
Swap	9,548

Change in net unrealized appreciation (depreciation)	653,129

Net realized/unrealized gains (losses)	546,882

Change in net assets resulting from operations	$614,121

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Year Ended 10/31/2010	Period Ended 10/31/2009 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$67,239	$(2,225)
Net realized gain (loss)	(106,247)	(9,936)
Change in net unrealized appreciation (depreciation)	653,129	(270,033)

Change in net assets resulting from operations	614,121	(282,194)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	—	5,000,000

NET ASSETS:
Change in net assets	614,121	4,717,806
Beginning of period	4,717,806	—

End of period	$5,331,927	$4,717,806

Accumulated undistributed (distributions in excess of) net investment income	$163,430	$9,390

(a)	Commencement of operations was October 14, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Year Ended 10/31/2010	Period Ended 10/31/2009 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000

Change in net assets from Class A capital transactions	$—	$50,000

Class C
Proceeds from shares issued	$—	$50,000

Change in net assets from Class C capital transactions	$—	$50,000

Select Class
Proceeds from shares issued	$—	$4,900,000

Change in net assets from Select Class capital transactions	$—	$4,900,000

Total change in net assets from capital transactions	$—	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	3,333

Change in Class A Shares	—	3,333

Class C
Issued	—	3,333

Change in Class C Shares	—	3,333

Select Class
Issued	—	326,667

Change in Select Class Shares	—	326,667

(a)	Commencement of operations was October 14, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
International Opportunities Plus Fund
Class A
Year Ended October 31, 2010	$14.15	$0.17	$1.64	$1.81	$15.96	12.79%	$53	1.50%	1.14%	5.71%		65%
October 14, 2009 (e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15	(5.67)	47	1.50	(1.20)	52.29	(f)	11
Class C
Year Ended October 31, 2010	14.15	0.09	1.63	1.72	15.87	12.16	53	2.00	0.64	6.22		65
October 14, 2009 (e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15	(5.67)	47	2.00	(1.67)	52.80	(f)	11
Select Class
Year Ended October 31, 2010	14.15	0.20	1.65	1.85	16.00	13.07	5,226	1.25	1.39	5.46		65
October 14, 2009 (e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15	(5.67)	4,623	1.25	(0.96)	52.05	(f)	11

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I ( the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Opportunities Plus Fund	Class A, Class C and Select Class	Diversified

The Fund commenced operations on October 14, 2009. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

See Note 2.C. for further detail on portfolio swap valuation.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$125,679	$—	$125,679
Austria	—	60,981	—	60,981
Belgium	—	35,968	—	35,968
Canada	84,202	—	—	84,202
China	—	99,411	—	99,411
Denmark	—	22,085	—	22,085
Finland	—	88,417	—	88,417
France	—	572,248	—	572,248
Germany	—	348,323	—	348,323
Hong Kong	—	339,185	—	339,185
India	50,647	—	—	50,647
Indonesia	—	55,910	—	55,910
Ireland	—	121,477	—	121,477
Israel	—	33,268	—	33,268
Italy	—	53,178	—	53,178
Japan	—	1,083,722	—	1,083,722
Luxembourg	—	66,593	—	66,593
Mexico	20,541	—	—	20,541
Netherlands	—	406,137	—	406,137
Norway	—	78,211	—	78,211
South Korea	—	47,286	—	47,286
Spain	—	172,721	—	172,721
Sweden	—	24,852	—	24,852
Switzerland	—	77,833	—	77,833
Taiwan	—	111,585	—	111,585
United Arab Emirates	—	27,892	—	27,892

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United Kingdom	$—	$1,108,392	$—	$1,108,392

Total Common Stocks	155,390	5,161,354	—	5,316,744

Preferred Stocks
Germany	—	82,469	—	82,469

Total Preferred Stocks	—	82,469	—	82,469

Total Investments in Securities	$155,390	$5,243,823	$—	$5,399,213

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$8,515	$—	$8,515
Swap	—	16,227	—	16,227

Total Appreciation in Other Financial Instruments	$—	$24,742	$—	$24,742

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(15,014)	$—	$(15,014)

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

B. Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Portfolio Swap – The Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Advisor has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/depreciation, corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These costs/credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

swap are reset on at least an annual basis and financing costs are reset monthly. During a reset, any unrealized gains/losses on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Advisor and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

The swap involves greater risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund’s activities in the portfolio swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Statement of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value is reflected in the Statement of Assets and Liabilities, as Net swap contract, at value. Changes in the value of the swap are recognized as changes in unrealized appreciation or depreciation on the Statement of Operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses on the Statement of Operations.

D. Forward Foreign Currency Exchange Contracts – The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivative Information – The following table presents the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location	Forward Foreign Currency Exchange Contracts	Swap
Assets:
Foreign exchange contracts	Receivables	$8,515	$—
Equity contracts	Receivables	—	16,227

Total		$8,515	$16,227

Liabilities:
Foreign exchange contracts	Payables	$(15,014)	$—

Total		$(15,014)	$—

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2010, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Forward Foreign Currency Exchange Contracts	Swap	Total
Foreign exchange contracts	$85,813	$—	$85,813
Equity contracts	—	(50,000)	(50,000)

Total	$85,813	$(50,000)	$35,813

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Forward Foreign Currency Exchange Contracts	Swap	Total
Foreign exchange contracts	$3,892	$—	$3,892
Equity contracts	—	9,548	9,548

Total	$3,892	$9,548	$13,440

The Fund’s derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the Fund’s derivatives activities during the reporting period November 1, 2009 through October 31, 2010. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

International Opportunities Plus Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,207,596
Average Settlement Value Sold	1,052,863
Ending Settlement Value Purchased	1,193,365
Ending Settlement Value Sold	1,034,741
Portfolio Swap
Average Notional Balance Long	874,492
Average Notional Balance Short	902,810
Ending Notional Balance Long	893,672
Ending Notional Balance Short	972,708

F. Security Transactions and Investment Income – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses – In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

H. Federal Income Taxes – The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(99)	$86,801	$(86,702)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

K. Redemption Fees – Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee – Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee – Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees – Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 20010, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees – The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the Fund’s average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees – JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

F. Waivers and Reimbursements – The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.50%	2.00%	1.25%

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the year ended October 31, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$56,164	$4,542	$12,210	$72,916	$132,964

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

For the year ended October 31, 2010, the Fund did not invest in any money market funds.

G. Other – Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,502,153	$3,158,921

During the year ended October 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,026,951	$545,675	$173,413	$372,262

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$156,532	$(183,915)	$373,190

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts and mark to market of unrealized gain/loss on the portfolio swap.

As of October 31, 2010, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	2018	Total
$1,097	$182,818	$183,915

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P.

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF OCTOBER 31, 2010

Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2010, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with a dealer counterparty, may contain provisions allowing absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived against the Fund. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Opportunities Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Opportunities Plus Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2010

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	141	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	141	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000-2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	141	Director, Center for Deaf and Hard of Hearing (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	141	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	141	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	141	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992-present).

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	141	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	141	None.

Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	141	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	141	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
International Opportunities Plus Fund
Class A
Actual	$1,000.00	$1,068.30	$7.82	1.50%
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,065.10	10.41	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Select Class
Actual	1,000.00	1,069.50	6.52	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and proce- dural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. – (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J. P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

J.P. Morgan Funds

October 31, 2010

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and infla-

tionary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2010	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	16.89%
S&P 500 Index	16.52%

Net Assets as of 10/31/2010 (In Thousands)	$559,423

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Global Multi-Asset Group (“GMAG”) utilized top-down research to identify the asset allocation that they believed would maximize income for the Fund. After determining what they believed to be the Fund’s ideal asset allocation, GMAG leveraged the resources and insights of specialist asset class portfolio management teams, each with expertise in managing money in the asset classes assigned to them by GMAG. These teams of portfolio managers used bottom-up fundamental research, rigorously researching investment opportunities to determine their underlying value. The Fund’s assets were allocated among emerging markets debt, U.S. fixed income, global real estate securities, global equities and global convertible bonds.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Risk aversion returned in April 2010 amid concerns about the threat of systemic fallout from Europe’s debt crisis, causing stock prices to decline before better-than-expected economic data and the U.S. Federal Reserve’s accommodative policy fueled a broad rally in September and October. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation between regions and countries. Emerging markets stocks were bolstered by strong GDP growth in most developing countries, as the MSCI Emerging Markets Index gained 23.89% and was among the best performing stock indexes during the reporting period, outperforming the MSCI EAFE Index’s 8.36% gain and the S&P 500 Index’s 16.52% return.

In fixed income markets, yields for U.S. Treasuries fell, sending their prices higher (generally, bond prices increase when yields decline). Meanwhile, the supply/demand backdrop continued to be favorable in the non-agency mortgage-backed security market, outweighing concerns about the fundamentals of the housing market. Supply for non-agency mortgage-backed securities continued to decline, while demand was strong due to the sector’s high yield relative to other areas of the fixed income market. This favorable environment helped support the non-agency mortgage market.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the S&P 500 Index for the twelve months ended October 31, 2010.

The Fund’s investments in high yield bonds (also known as “junk bonds”) contributed significantly to the Fund’s income and absolute return. High yield bonds were supported by strong corporate balance sheets and declining default rates, as well as the market’s relatively high yield and return potential.

The Fund’s allocation to global equities added the least amount of value in terms of capital appreciation. During the reporting period, the Fund had a larger exposure to international equities versus outperforming U.S. equities, hurting relative performance. International stocks lagged stocks in other parts of the world mainly due to relative weakness from European equities as a result of the region’s fiscal crisis. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. The Fund can invest 0-100% of its assets in fixed income and 0-60% of its assets in equities. Within the context of this asset allocation range, the Fund finished the reporting period overweight equities and underweight fixed income.

Among equities, the Fund’s portfolio managers continued to find U.S. dividend yields unattractive relative to the dividend yields of international stocks. Equities that pay out high dividends in the U.S. were generally concentrated in only a few sectors, while high-yielding equities were more diversified across sectors in the international markets. However, given their negative outlook on the euro, the Fund’s portfolio managers used currency forwards to protect a portion of the Fund’s euro-denominated securities from potential weakness in the euro.

Among fixed income, the Fund’s portfolio managers eliminated the Fund’s exposure to corporate securities and rotated into non-agency mortgage-backed securities. In addition, while U.S. high yield bonds continued to constitute the largest percentage of the Fund’s overall assets, the Fund’s portfolio managers reduced the Fund’s allocation as these securities outperformed, rotating some of these assets in to emerging market debt.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2010

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	United Mexican States, (Mexico), 11.375%, 09/15/16	1.2%
2.	Federal Republic of Brazil, (Brazil), 11.000%, 08/17/40	1.2
3.	KazMunaiGaz Finance Sub B.V., (Netherlands), 11.750%, 01/23/15	1.2
4.	Republic of Venezuela, (Venezuela), 12.750%, 08/23/22	1.0
5.	Merck & Co., Inc. (Common Stock)	0.9
6.	Russian Federation, (Russia), 12.750%, 06/24/28	0.9
7.	Government of Dominican Republic, (Dominican Republic), 9.040%, 01/23/18	0.8
8.	Time Warner, Inc. (Common Stock)	0.8
9.	Republic of El Salvador, (El Salvador), 7.750%, 01/24/23	0.8
10.	Coca-Cola Co. (The) (Common Stock)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	57.7%
United Kingdom	4.6
Netherlands	4.6
France	4.0
Australia	2.5
Luxembourg	2.4
Germany	2.4
Spain	1.6
Japan	1.5
Mexico	1.5
Brazil	1.4
Canada	1.3
Dominican Republic	1.1
Singapore	1.0
Venezuela	1.0
Others (each less than 1.0%)	11.4

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		16.89%	3.99%	3.78%
With Sales Charge*		11.62	2.40	2.39
CLASS C SHARES	5/31/07
Without CDSC		16.34	3.51	3.28
With CDSC**		15.34	3.51	3.28
SELECT CLASS SHARES	5/31/07	17.04	4.20	3.99

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2010

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 1.2%
	United States — 1.2%
565	Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1, VAR, 0.896%, 09/25/34	484
820	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A2, VAR, 0.406%, 03/25/37	741
581	Equity One ABS, Inc., Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	480
239	Mastr Asset Backed Securities Trust, Series 2003-WMC2, Class M1, VAR, 1.306%, 08/25/33	226
	Morgan Stanley ABS Capital I,
958	Series 2004-NC3, Class B1, VAR, 2.731%, 03/25/34	226
600	Series 2004-NC7, Class M3, VAR, 0.906%, 07/25/34	506
36	Series 2006-WMC1, Class A2B, VAR, 0.456%, 12/25/35	35
	Renaissance Home Equity Loan Trust,
1,070	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	768
579	Series 2004-1, Class AV3, VAR, 0.726%, 05/25/34	507
893	Series 2004-1, Class M1, VAR, 0.836%, 05/25/34	537
1,127	Residential Asset Mortgage Products, Inc., Series 2004-RS11, Class M1, VAR, 0.876%, 11/25/34	1,000
745	Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4, VAR, 1.256%, 10/25/33	630
	Structured Asset Securities Corp.,
545	Series 2003-AM1, Class M1, VAR, 1.606%, 04/25/33	484
309	Series 2005-WF4, Class A4, VAR, 0.616%, 11/25/35	286

	Total Asset-Backed Securities (Cost $6,584)	6,910

Collateralized Mortgage Obligations — 0.8%
	Non-Agency CMO — 0.8%
	United States — 0.8%
63	Banc of America Alternative Loan Trust, Series 2006-4, Class 2A1, 6.000%, 05/25/21	59
127	Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1, 6.000%, 09/25/37	114
254	Citimortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	254

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Countrywide Alternative Loan Trust,
321	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	308
42	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	40
174	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, VAR, 0.496%, 03/19/36	100
1,019	MASTR Alternative Loans Trust, Series 2005-3, Class 1A1, 5.500%, 04/25/35	970
483	Residential Accredit Loans Inc, Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	452
849	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	845
260	Residential Funding Mortgage Securities I, Series 2006-S12, Class 2A2, 6.000%, 12/25/36	247
	WaMu Mortgage Pass-Through Certificates,
130	Series 2005-AR2, Class 2A21, VAR, 0.586%, 01/25/45	105
144	Series 2005-AR15, Class A1A1, VAR, 0.516%, 11/25/45	116
135	Series 2005-AR17, Class A1A1, VAR, 0.526%, 12/25/45	111
440	Wells Fargo Mortgage Backed Securities Trust, Series 2007-5, Class 2A3, 5.500%, 05/25/22	437

	Total Collateralized Mortgage Obligations (Cost $4,083)	4,158

SHARES
Common Stocks — 36.1%
	Australia — 2.3%
714	CFS Retail Property Trust (m)	1,299
1,505	Commonwealth Property Office Fund (m)	1,351
1,894	Dexus Property Group	1,542
51	Macquarie Group Ltd. (m)	1,806
178	QBE Insurance Group Ltd.	3,001
206	Stockland	763
582	Tatts Group Ltd.	1,426
116	Westfield Group (m)	1,406

		12,594

	Austria — 0.2%
38	Oesterreichische Post AG (m)	1,146

	Belgium — 0.2%
8	Befimmo S.C.A. (m)	759
3	Cofinimmo S.A. (m)	360

		1,119

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
		Bermuda — 0.1%
22		Validus Holdings Ltd.	623

		Canada — 0.3%
33		RioCan REIT (m)	756
24		Teekay Corp.	770

			1,526

		China — 0.6%
2,242		China Construction Bank Corp., Class H (m)	2,143
1,386		Zhejiang Expressway Co., Ltd., Class H (m)	1,401

			3,544

		France — 3.2%
29		BNP Paribas (m)	2,121
30		Cie de St-Gobain (m)	1,408
84		GDF Suez (m)	3,364
13		PPR (m)	2,124
16		Schneider Electric S.A. (m)	2,289
28		Sodexo (m)	1,830
40		Total S.A.	2,153
13		Unibail-Rodamco SE (m)	2,754

			18,043

		Germany — 1.9%
21		Allianz SE (m)	2,576
43		BASF SE (m)	3,119
43		Daimler AG (a) (m)	2,815
19		Siemens AG (m)	2,141

			10,651

		Hong Kong — 0.6%
283		Hutchison Whampoa Ltd. (m)	2,795
57		Seaspan Corp.	770

			3,565

		Indonesia — 0.4%
52		Telekomunikasi Indonesia Tbk PT, ADR (m)	2,081

		Italy — 0.4%
97		ENI S.p.A. (m)	2,188

		Japan — 1.5%
—	(h)	Advance Residence Investment Corp. (a) (m)	752
54		Canon, Inc. (m)	2,478
1		Japan Retail Fund Investment Corp. (m)	1,478
—	(h)	Kenedix Realty Investment Corp. (m)	1,209
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	665
—	(h)	Orix JREIT Inc. (m)	1,013
—	(h)	Premier Investment Corp. (m)	671

			8,266

SHARES	SECURITY DESCRIPTION	VALUE

	Luxembourg — 0.0% (g)
53	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (a) (f) (i)	51

	Netherlands — 2.8%
11	Corio N.V. (m)	810
18	Eurocommercial Properties N.V. (m)	894
147	Koninklijke KPN N.V. (m)	2,459
78	Koninklijke Philips Electronics N.V. (m)	2,379
4	LyondellBasell Industries N.V., Class A (a)	95
3	LyondellBasell Industries N.V., Class B (a)	87
46	Nieuwe Steen Investments Funds N.V. (m)	958
126	Royal Dutch Shell plc, Class A (m)	4,085
86	Unilever N.V. CVA (m)	2,567
14	Vastned Retail N.V. (m)	1,008
5	Wereldhave N.V. (m)	511

		15,853

	Norway — 0.2%
1,310	Marine Harvest ASA (m)	1,303

	Singapore — 1.0%
193	Ascendas REIT (m)	308
383	Ascott Residence Trust (m)	377
808	Cambridge Industrial Trust (m)	341
174	Singapore Airlines Ltd. (m)	2,134
901	Singapore Telecommunications Ltd. (m)	2,159

		5,319

	South Africa — 0.2%
181	African Bank Investments Ltd. (m)	927

	Spain — 0.8%
169	Banco Santander S.A. (m)	2,171
85	Telefonica S.A.	2,302

		4,473

	Switzerland — 0.5%
12	Zurich Financial Services AG (m)	3,012

	Taiwan — 0.4%
197	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,150

	United Kingdom — 3.4%
74	British American Tobacco plc (m)	2,820
209	British Land Co. plc (m)	1,705
418	Centrica plc (m)	2,226
164	GlaxoSmithKline plc (m)	3,208
271	HSBC Holdings plc (m)	2,816
261	International Power plc (m)	1,739

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
		United Kingdom — Continued
231		National Grid plc (m)	2,183
798		Vodafone Group plc (m)	2,182

			18,879

		United States — 15.1%
9		3M Co.	732
62		Abbott Laboratories (m)	3,201
17		American Campus Communities, Inc. (m)	535
21		AT&T, Inc.	589
17		BancorpSouth, Inc.	219
27		Bemis Co., Inc.	868
59		Brandywine Realty Trust (m)	710
52		Bristol-Myers Squibb Co. (m)	1,404
2		Broder Brothers Co. (a) (f) (i)	—
45		Carnival Corp. (m)	1,947
13		CenturyLink, Inc.	541
33		Chevron Corp. (m)	2,762
9		Chubb Corp.	512
16		Cincinnati Financial Corp.	467
34		CMS Energy Corp.	621
69		Coca-Cola Co. (The) (m)	4,223
48		ConocoPhillips (m)	2,835
—	(h)	Dex One Corp. (a)	1
56		Duke Realty Corp. (m)	695
80		E.l. du Pont de Nemours & Co. (m)	3,781
10		EastGroup Properties, Inc. (m)	405
5		Edison International	184
4		Eurofresh, Inc. (a) (f) (i)	10
8		Exxon Mobil Corp.	534
185		Frontier Communications Corp.	1,626
26		Gap, Inc. (The)	503
5		General Mills, Inc.	202
12		Gentex Corp.	248
20		Genuine Parts Co.	950
9		Health Care REIT, Inc. (m)	460
16		Highwoods Properties, Inc. (m)	523
19		Home Depot, Inc.	572
15		International Business Machines Corp. (m)	2,147
12		JM Smucker Co. (The)	742
17		Johnson & Johnson	1,084
7		Kimberly-Clark Corp.	447
17		Liberty Property Trust (m)	582
17		Lincare Holdings, Inc.	453

SHARES		SECURITY DESCRIPTION	VALUE

		United States — Continued
3		Lorillard, Inc.	280
21		Mack-Cali Realty Corp. (m)	712
40		McDonald’s Corp. (m)	3,078
132		Merck & Co., Inc. (m)	4,806
7		MetLife, Inc.	271
98		Microsoft Corp. (m)	2,619
15		National Retail Properties, Inc. (m)	415
16		Northeast Utilities	503
43		Old Republic International Corp.	573
15		Omega Healthcare Investors, Inc. (m)	334
8		Oneok, Inc.	420
40		Paychex, Inc. (m)	1,102
31		People’s United Financial, Inc.	382
164		Pfizer, Inc. (m)	2,853
7		PG&E Corp.	358
58		Philip Morris International, Inc. (m)	3,397
13		PPG Industries, Inc.	1,029
7		Procter & Gamble Co. (The)	443
—	(h)	Quad/Graphics, Inc. (a)	5
54		Regal Entertainment Group, Class A	727
18		Regency Centers Corp. (m)	759
14		Snap-On, Inc.	710
13		Southern Co.	477
72		Sysco Corp. (m)	2,107
17		T. Rowe Price Group, Inc.	954
9		Tiffany & Co.	485
16		Time Warner Cable, Inc.	944
141		Time Warner, Inc. (m)	4,584
18		Travelers Cos., Inc. (The)	1,000
3		U.S. Concrete, Inc. (a)	27
1		Unisys Corp. (a) (f) (i)	14
19		V.F. Corp. (m)	1,605
98		Verizon Communications, Inc. (m)	3,187
12		Wal-Mart Stores, Inc.	652
28		Williams Cos., Inc. (The)	604
140		Xcel Energy, Inc. (m)	3,349
6		Yum! Brands, Inc.	293

			84,373

		Total Common Stocks (Cost $186,181)	201,686

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Convertible Bonds — 5.7%
	Australia — 0.2%
AUD 500	CFS Retail Property Trust, 5.075%, 08/21/14	476
AUD 750	Western Areas NL, 8.000%, 07/02/12	775

		1,251

	Bermuda — 0.2%
1,000	Petroplus Finance Ltd., 4.000%, 10/16/15	864

	Canada — 0.3%
1,500	PetroBakken Energy Ltd., 3.125%, 02/08/16	1,440

	Cayman Islands — 0.1%
675	Suntech Power Holdings Co. Ltd., 3.000%, 03/15/13	604

	France — 0.7%
EUR 357	Artemis Conseil, 2.000%, 07/31/11	738
EUR 5,958	Club Mediterranee, 6.110%, 11/01/15	1,464
EUR 859	Misarte, 3.250%, 01/01/16	1,796

		3,998

	Germany — 0.4%
EUR 11,973	Q-Cells SE, 6.750%, 10/21/15	717
EUR 1,100	Steinhoff Finance Holding GmbH, 5.000%, 05/22/16	1,614

		2,331

	India — 0.3%
1,100	Jaiprakash Power Ventures Ltd., 5.000%, 02/13/15	1,200
310	Suzlon Energy Ltd., Zero Coupon, 06/12/12	316

		1,516

	Italy — 0.2%
EUR 750	Beni Stabili S.p.A., 3.875%, 04/23/15	1,062

	Luxembourg — 0.1%
EUR 200	Espirito Santo Financial Group S.A., SUB, 3.550%, 11/15/25	222
EUR 300	Kloeckner & Co. Financial Services S.A., 1.500%, 07/27/12	396

		618

	Mexico — 0.3%
1,400	Cemex S.A.B de C.V., 4.875%, 03/15/15 (e)	1,404

	Netherlands — 0.1%
EUR 300	Q-Cells International Finance B.V., 5.750%, 05/26/14	322

	Norway — 0.1%
500	Petroleum Geo-Services ASA, 2.700%, 12/03/12	478

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Portugal — 0.2%
EUR 1,000	Parpublica - Participacoes Publicas SGPS S.A., 5.250%, 09/28/17	1,378

	Singapore — 0.1%
SGD 500	Yanlord Land Group Ltd., 5.850%, 07/13/14	405

	Spain — 0.7%
EUR 1,350	Abengoa S.A., 4.500%, 02/03/17	1,782
EUR 900	Fomento de Construcciones y Contratas S.A., 6.500%, 10/30/14	1,206
EUR 700	Pescanova S.A., 6.750%, 03/05/15	1,044

		4,032

	Sweden — 0.1%
SEK 4,000	SAS AB, 7.500%, 04/01/15	540

	United Kingdom — 0.8%
EUR 700	International Power Finance Jersey III Ltd., 4.750%, 06/05/15	1,047
2,000	Salamander Energy plc, 5.000%, 03/30/15	1,947
GBP 200	SVG Capital plc, 8.250%, 06/05/16	306
GBP 1,200	TUI Travel plc, 6.000%, 10/05/14	1,884

		5,184

	United States — 0.8%
947	Advanced Micro Devices, Inc., 6.000%, 05/01/15	941
1,463	Corporate Office Properties LP, 4.250%, 04/15/30 (e)	1,474
2,000	Micron Technology, Inc., 1.875%, 06/01/14	1,914
15	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	18

		4,347

	Total Convertible Bonds (Cost $30,256)	31,774

Corporate Bonds — 39.2%
	Bahamas — 0.0% (g)
115	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	115

	Bermuda — 0.3%
385	Aircastle Ltd., 9.750%, 08/01/18	422
350	Digicel Group Ltd., 10.500%, 04/15/18 (e)	385
250	Digicel Ltd., 8.250%, 09/01/17 (e)	263
105	Global Crossing Ltd., 12.000%, 09/15/15	120
55	Intelsat Subsidiary Holding Co. S.A., 8.875%, 01/15/15	57
200	Seadrill Ltd., 6.500%, 10/05/15	199

		1,446

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Canada — 0.8%
	Bombardier, Inc.,
25	7.500%, 03/15/18 (e)	27
25	7.750%, 03/15/20 (e)	28
150	Cascades, Inc., 7.750%, 12/15/17	160
250	Essar Steel Algoma, Inc., 9.375%, 03/15/15 (e)	258
250	Fairfax Financial Holdings Ltd., 7.750%, 06/15/17	263
70	Garda World Security Corp., 9.750%, 03/15/17 (e)	75
	Gibson Energy ULC/GEP Midstream Finance Corp.,
240	10.000%, 01/15/18	244
440	11.750%, 05/27/14	486
150	Novelis, Inc., 7.250%, 02/15/15	155
2,250	Quebecor Media, Inc., 7.750%, 03/15/16	2,348
	Quebecor World Capital Corp.,
50	6.125%, 11/15/13 (d) (f)	2
50	9.750%, 01/15/15 (d) (f)	3
165	Videotron Ltee, 9.125%, 04/15/18	186

		4,235

	Cayman Islands — 0.0% (g)
50	MCE Finance Ltd., 10.250%, 05/15/18 (e)	56
45	Seagate HDD Cayman, 6.875%, 05/01/20 (e)	46
150	Seagate Technology HDD Holdings, 6.800%, 10/01/16	154

		256

	France — 0.1%
300	Credit Agricole S.A., VAR, 6.637%, 05/31/17 (e) (x)	286

	Germany — 0.0% (g)
250	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/01/17 (e)	262

	Ireland — 0.5%
	Ardagh Packaging Finance plc,
200	7.375%, 10/15/17 (e)	212
1,450	9.125%, 10/15/20 (e)	1,537
	Elan Finance plc/Elan Finance Corp.,
600	8.750%, 10/15/16 (e)	608
400	8.750%, 10/15/16	407

		2,764

	Luxembourg — 2.3%
750	Angel Lux Common S.A., 8.875%, 05/01/16 (e)	795
175	Intelsat Intermediate Holding Co. S.A., SUB, 9.500%, 02/01/15	182

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — Continued
	Intelsat Jackson Holdings S.A.,
2,370	7.250%, 10/15/20 (e)	2,422
125	8.500%, 11/01/19 (e)	137
1,795	11.250%, 06/15/16	1,954
325	Intelsat Luxembourg S.A., 11.250%, 02/04/17	348
710	PIK, 11.500%, 02/04/17	768
750	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 10.500%, 04/15/18 (e)	804
2,600	RSHB Capital S.A. for OJSC Russian Agricultural Bank, 9.000%, 06/11/14	2,971
2,030	Wind Acquisition Finance S.A., 11.750%, 07/15/17 (e)	2,314

		12,695

	Mexico — 0.0% (g)
200	Kansas City Southern de Mexico S.A. de C.V., 8.000%, 02/01/18	218

	Netherlands — 1.6%
150	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	150
5,220	KazMunaiGaz Finance Sub B.V., 11.750%, 01/23/15	6,460
	NXP B.V./NXP Funding LLC,
150	7.875%, 10/15/14	156
2,100	9.750%, 08/01/18 (e)	2,291

		9,057

	Norway — 0.0% (g)
100	Sevan Marine ASA, 12.000%, 08/10/15 (e)	105

	Spain — 0.0% (g)
215	Abengoa Finance SAU, 8.875%, 11/01/17 (e)	212

	United Arab Emirates — 0.7%
3,480	Dubai Electricity & Water Authority, 8.500%, 04/22/15 (e)	3,740

	United Kingdom — 0.3%
250	Barclays Bank plc, VAR, 7.434%, 12/15/17 (e) (x)	254
750	Ineos Finance plc, 9.000%, 05/15/15 (e)	795
	Virgin Media Finance plc,
300	8.375%, 10/15/19	334
100	9.125%, 08/15/16	107

		1,490

	United States — 32.6%
519	ABI Escrow Corp., 10.250%, 10/15/18 (e)	554
750	ACCO Brands Corp., 10.625%, 03/15/15	847
150	Accuride Corp., 9.500%, 08/01/18 (e)	164

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
200	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (f) (i)	172
200	Advanced Micro Devices, Inc., 8.125%, 12/15/17	216
750	AES Corp. (The), 9.750%, 04/15/16	872
1,038	AES Eastern Energy LP, 9.000%, 01/02/17	1,089
275	Affinia Group Holdings, Inc., 9.000%, 11/30/14	284
38	AK Steel Corp., 7.625%, 05/15/20	40
400	Allbritton Communications Co., 8.000%, 05/15/18	413
150	Alliance One International, Inc., 10.000%, 07/15/16	165
	Alliant Techsystems, Inc.,
1,000	6.750%, 04/01/16	1,037
75	6.875%, 09/15/20	79
	Ally Financial, Inc.,
3,500	6.750%, 12/01/14	3,665
500	7.500%, 09/15/20 (e)	540
125	8.000%, 11/01/31	137
15	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14	15
270	Alta Mesa Holdings/Alta Mesa Finance Services Corp., 9.625%, 10/15/18 (e)	268
250	AMC Entertainment, Inc., 8.750%, 06/01/19	268
215	American Achievement Corp., 10.875%, 04/15/16 (e)	221
475	American General Finance Corp., 6.900%, 12/15/17	395
262	American Petroleum Tankers LLC/AP Tankers Co., 10.250%, 05/01/15 (e)	272
63	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	65
	Amkor Technology, Inc.,
795	7.375%, 05/01/18 (e)	827
250	9.250%, 06/01/16	268
250	Amsted Industries, Inc., 8.125%, 03/15/18 (e)	264
65	Anadarko Petroleum Corp., 6.375%, 09/15/17	72
308	Antero Resources Finance Corp., 9.375%, 12/01/17	327
265	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	256
	Arch Coal, Inc.,
120	7.250%, 10/01/20	131
575	8.750%, 08/01/16	646
500	Associated Materials LLC, 9.125%, 11/01/17 (e)	525
	Avaya, Inc.,
700	9.750%, 11/01/15	704
750	PIK, 10.875%, 11/01/15	755

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
100	7.750%, 05/15/16	101
100	8.250%, 01/15/19 (e)	101
1,100	9.625%, 03/15/18	1,183
	Bank of America Corp.,
250	5.625%, 07/01/20	259
200	VAR, 8.000%, 01/30/18 (x)	202
170	VAR, 8.125%, 05/15/18 (x)	172
350	BankAmerica Institutional Capital B, 7.700%, 12/31/26 (e)	347
100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	93
180	BE Aerospace, Inc., 6.875%, 10/01/20	191
10	Belden, Inc., 9.250%, 06/15/19	11
500	Berry Petroleum Co., 6.750%, 11/01/20	516
	Berry Plastics Corp.,
10	8.250%, 11/15/15	11
210	8.875%, 09/15/14	213
170	9.500%, 05/15/18	167
595	Bill Barrett Corp., 9.875%, 07/15/16	655
3,100	Biomet, Inc., PIK, 11.125%, 10/15/17	3,456
50	Block Communications, Inc., 8.250%, 12/15/15 (e)	51
125	Boise Paper Holdings LLC/Boise Co.- Issuer Co., 8.000%, 04/01/20	135
360	Brigham Exploration Co., 8.750%, 10/01/18 (e)	389
28	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e) (f) (i)	23
500	Building Materials Corp. of America, 6.875%, 08/15/18 (e)	500
25	BWAY Holding Co., 10.000%, 06/15/18 (e)	27
35	Cablevision Systems Corp., 8.000%, 04/15/20	39
75	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	81
	Calpine Corp.,
62	7.250%, 10/15/17 (e)	64
665	7.500%, 02/15/21 (e)	681
117	7.875%, 07/31/20 (e)	123
50	Capella Healthcare, Inc., 9.250%, 07/01/17 (e)	55
75	Capital One Capital V, 10.250%, 08/15/39	81
275	Cardtronics, Inc., 8.250%, 09/01/18	292
50	Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 (e)	51
1,000	Case New Holland, Inc., 7.875%, 12/01/17 (e)	1,118

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
670	Catalent Pharma Solutions, Inc., PIK, 10.250%, 04/15/15	681
95	CB Richard Ellis Services, Inc., 6.625%, 10/15/20 (e)	96
100	CCH II LLC/CCH II Capital Corp., 13.500%, 11/30/16	120
	CCO Holdings LLC/CCO Holdings Capital Corp.,
1,360	7.250%, 10/30/17 (e)	1,403
30	7.875%, 04/30/18 (e)	32
300	8.125%, 04/30/20 (e)	324
550	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.125%, 08/01/18 (e)	591
175	Celanese US Holdings LLC, 6.625%, 10/15/18 (e)	186
250	Cengage Learning Acquisitions, Inc., 10.500%, 01/15/15 (e)	259
	Cenveo Corp.,
474	8.875%, 02/01/18	476
50	10.500%, 08/15/16 (e)	52
1,403	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	1,501
	CF Industries, Inc.,
60	6.875%, 05/01/18	68
25	7.125%, 05/01/20	29
330	Chemtura Corp., 7.875%, 09/01/18 (e)	356
	Chesapeake Energy Corp.,
65	6.875%, 08/15/18	69
150	9.500%, 02/15/15	174
185	Chiquita Brands International, Inc., 8.875%, 12/01/15	192
650	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	696
150	Chukchansi Economic Development Authority, VAR, 4.123%, 11/15/12 (e)	95
215	Cincinnati Bell, Inc., 8.250%, 10/15/17	218
	CIT Group, Inc.,
750	7.000%, 05/01/15	749
1,350	7.000%, 05/01/16	1,344
750	7.000%, 05/01/17	746
175	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	203
250	CKE Restaurants, Inc., 11.375%, 07/15/18 (e)	270
2,250	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	2,457
200	Clearwater Paper Corp., 7.125%, 11/01/18 (e)	209
	Clearwire Communications LLC/Clearwire Finance, Inc.,
1,500	12.000%, 12/01/15 (e)	1,664

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
291	12.000%, 12/01/15 (e)	322
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
400	8.250%, 12/15/17	435
75	8.500%, 12/15/19	83
25	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	27
145	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	109
155	Commercial Barge Line Co., 12.500%, 07/15/17	175
75	Compucom Systems, Inc., 12.500%, 10/01/15 (e)	81
500	Comstock Resources, Inc., 8.375%, 10/15/17	518
	Consol Energy, Inc.,
100	8.000%, 04/01/17 (e)	109
75	8.250%, 04/01/20 (e)	84
125	Constar International, Inc., VAR, 3.751%, 02/15/12	108
	Constellation Brands, Inc.,
500	7.250%, 09/01/16	550
100	7.250%, 05/15/17	110
750	8.375%, 12/15/14	844
467	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	464
111	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	112
32	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	32
175	Continental Resources, Inc., 7.125%, 04/01/21 (e)	189
20	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18	20
90	Cott Beverages, Inc., 8.125%, 09/01/18	97
	Cricket Communications, Inc.,
15	7.750%, 05/15/16	16
170	9.375%, 11/01/14	178
110	Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 02/15/18	119
	CSC Holdings LLC,
150	7.625%, 07/15/18	166
40	7.875%, 02/15/18	45
175	Da-Lite Screen Co., Inc., 12.500%, 04/01/15	193
	DaVita, Inc.,
225	6.375%, 11/01/18	230
225	6.625%, 11/01/20	232
150	Del Monte Corp., 7.500%, 10/15/19	165

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
122	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	126
385	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	401
95	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	101
500	Denbury Resources, Inc., 9.750%, 03/01/16	566
215	DigitalGlobe, Inc., 10.500%, 05/01/14	243
150	DineEquity, Inc., 9.500%, 10/30/18 (e)	160
	DISH DBS Corp.,
1,750	7.125%, 02/01/16	1,855
965	7.750%, 05/31/15	1,051
2,600	7.875%, 09/01/19	2,849
500	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14	548
382	DuPont Fabros Technology LP, 8.500%, 12/15/17	414
100	Dynegy Holdings, Inc., 7.125%, 05/15/18	66
600	Dynegy Roseton/Danskammer Pass-Through Trust, Series B, 7.670%, 11/08/16	558
480	Eastman Kodak Co., 9.750%, 03/01/18 (e)	476
1,000	Easton-Bell Sports, Inc., 9.750%, 12/01/16	1,095
	Edison Mission Energy,
296	7.200%, 05/15/19	214
54	7.750%, 06/15/16	43
25	El Paso Corp., 6.500%, 09/15/20 (e)	26
25	El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	27
50	Energy Transfer Equity LP, 7.500%, 10/15/20	55
35	Entravision Communications Corp., 8.750%, 08/01/17 (e)	37
35	Equinix, Inc., 8.125%, 03/01/18	37
15	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	15
35	Express LLC/Express Finance Corp., 8.750%, 03/01/18	37
275	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625%, 06/15/20	304
51	FGI Holding Co., Inc., PIK, 11.250%, 10/01/15 (e)	51
	Fidelity National Information Services, Inc.,
50	7.625%, 07/15/17 (e)	54
900	7.875%, 07/15/20 (e)	983
	First Data Corp.,
2,310	8.875%, 08/15/20 (e)	2,428
550	9.875%, 09/24/15	465
263	PIK, 10.550%, 09/24/15	222
275	First Industrial LP, 6.420%, 06/01/14	261

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
175	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	167
59	Ford Holdings LLC, 9.300%, 03/01/30	74
	Ford Motor Co.,
125	7.750%, 06/15/43	131
100	8.900%, 01/15/32	119
50	9.980%, 02/15/47	62
	Ford Motor Credit Co. LLC,
125	6.625%, 08/15/17	140
1,000	7.000%, 04/15/15	1,105
250	8.000%, 12/15/16	293
100	8.125%, 01/15/20	122
2,000	8.700%, 10/01/14	2,300
47	9.875%, 08/10/11	50
95	Foresight Energy LLC/Foresight Energy Corp., 9.625%, 08/15/17 (e)	102
455	Forest Oil Corp., 7.250%, 06/15/19	478
	Freescale Semiconductor, Inc.,
850	9.250%, 04/15/18 (e)	910
230	10.125%, 03/15/18 (e)	252
150	10.750%, 08/01/20 (e)	156
	Frontier Communications Corp.,
20	7.125%, 03/15/19	21
25	7.875%, 04/15/15	28
25	8.250%, 04/15/17	29
1,000	8.500%, 04/15/20 (m)	1,155
25	8.750%, 04/15/22	29
	FTI Consulting, Inc.,
85	6.750%, 10/01/20 (e)	89
100	7.750%, 10/01/16	106
85	Games Merger Corp., 11.000%, 06/01/18 (e)	94
	Gannett Co., Inc.,
25	6.375%, 09/01/15 (e)	26
100	7.125%, 09/01/18 (e)	103
107	9.375%, 11/15/17	120
143	10.000%, 04/01/16	165
750	GCI, Inc., 8.625%, 11/15/19	825
100	General Cable Corp., VAR, 2.665%, 04/01/15	94
410	General Maritime Corp., 12.000%, 11/15/17	421
525	General Nutrition Centers, Inc., PIK, 5.750%, 03/15/14	520
140	GenOn Escrow Corp., 9.875%, 10/15/20 (e)	137
850	Genworth Financial, Inc., VAR, 6.150%, 11/15/66	676
750	Geo Group, Inc. (The), 7.750%, 10/15/17	818

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
350	Georgia-Pacific LLC, 5.400%, 11/01/20 (e)	354
180	Global Geophysical Services, Inc., 10.500%, 05/01/17	182
	Graham Packaging Co. LP/GPC Capital Corp. I,
750	8.250%, 01/01/17 (e)	778
540	8.250%, 10/01/18 (e)	559
	Graphic Packaging International, Inc.,
240	7.875%, 10/01/18	254
150	9.500%, 06/15/17	165
300	Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15	254
2,875	Harrah’s Operating Co., Inc., 11.250%, 06/01/17	3,176
	HCA, Inc.,
50	7.250%, 09/15/20	55
3,025	9.250%, 11/15/16	3,274
2,150	PIK, 10.375%, 11/15/16	2,337
1,000	Health Management Associates, Inc., 6.125%, 04/15/16	1,030
81	Hertz Corp. (The), 10.500%, 01/01/16	86
150	Hexcel Corp., 6.750%, 02/01/15	153
40	Hexion US Finance Corp./Hexion
	Nova Scotia Finance ULC, 9.000%, 11/15/20 (e)	42
225	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	235
25	Holly Corp., 9.875%, 06/15/17	27
	Holly Energy Partners LP/Holly Energy Finance Corp.,
25	6.250%, 03/01/15	25
50	8.250%, 03/15/18 (e)	53
	Homer City Funding LLC,
67	8.137%, 10/01/19	63
187	8.734%, 10/01/26	169
1,250	Host Hotels & Resorts LP, 6.750%, 06/01/16	1,298
175	Host Hotels & Resorts, Inc., 6.000%, 11/01/20 (e)	175
400	HSN, Inc., 11.250%, 08/01/16	462
	HUB International Holdings, Inc.,
65	9.000%, 12/15/14 (e)	66
175	10.250%, 06/15/15 (e)	175
500	Huntsman International LLC, 5.500%, 06/30/16	497
1,020	ILFC E-Capital Trust I, VAR, 5.900%, 12/21/65 (e)	765
200	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	160

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Inergy LP/Inergy Finance Corp.,
150	7.000%, 10/01/18 (e)	157
200	8.250%, 03/01/16	210
150	Ingles Markets, Inc., 8.875%, 05/15/17	166
350	Intcomex, Inc., 13.250%, 12/15/14 (e)	371
50	Interactive Data Corp., 10.250%, 08/01/18 (e)	55
	International Lease Finance Corp.,
550	8.625%, 09/15/15 (e)	619
300	8.750%, 03/15/17 (e)	341
50	International Wire Group, Inc., 9.750%, 04/15/15 (e)	52
	Iron Mountain, Inc.,
517	8.375%, 08/15/21	580
110	8.750%, 07/15/18	117
225	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	213
	Jarden Corp.,
500	7.500%, 05/01/17	532
775	7.500%, 01/15/20	822
245	8.000%, 05/01/16	270
425	JB Poindexter & Co., Inc., 8.750%, 03/15/14	424
25	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	30
270	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	275
295	Kemet Corp., 10.500%, 05/01/18 (e)	325
150	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	151
140	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	155
32	Lamar Media Corp., 6.625%, 08/15/15	33
90	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	85
350	Landry’s Restaurants, Inc., 11.625%, 12/01/15	375
50	LBI Media, Inc., 8.500%, 08/01/17 (e)	42
	Lennar Corp.,
120	5.600%, 05/31/15	113
280	6.950%, 06/01/18	263
	Level 3 Financing, Inc.,
90	9.250%, 11/01/14	88
255	10.000%, 02/01/18	244
1,150	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	1,426
200	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	211
200	LifePoint Hospitals, Inc., 6.625%, 10/01/20 (e)	211
	Linn Energy LLC/Linn Energy Finance Corp.,
40	8.625%, 04/15/20 (e)	43
200	11.750%, 05/15/17	232

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	Lyondell Chemical Co.,
115	8.000%, 11/01/17 (e)	126
1,377	11.000%, 05/01/18	1,541
60	M/I Homes, Inc., 6.875%, 04/01/12	63
150	Mac-Gray Corp., 7.625%, 08/15/15	148
1,000	Marina District Finance Co., Inc., 9.875%, 08/15/18 (e)	988
200	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.750%, 11/01/20	205
40	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (d) (e)	6
550	McClatchy Co. (The), 11.500%, 02/15/17	589
450	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	414
300	Media General, Inc., 11.750%, 02/15/17	321
114	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	121
	Meritage Homes Corp.,
65	6.250%, 03/15/15	65
120	7.150%, 04/15/20	117
	MetroPCS Wireless, Inc.,
1,055	7.875%, 09/01/18	1,131
500	9.250%, 11/01/14	524
	MGM Resorts International,
810	5.875%, 02/27/14	729
77	6.625%, 07/15/15	67
1,043	7.500%, 06/01/16	928
67	7.625%, 01/15/17	60
1,900	9.000%, 03/15/20 (e)	2,077
150	10.000%, 11/01/16 (e)	147
900	11.375%, 03/01/18	934
150	Michael Foods, Inc., 9.750%, 07/15/18 (e)	164
	Michael’s Stores, Inc.,
340	7.750%, 11/01/18 (e)	336
210	11.375%, 11/01/16	232
190	SUB, Zero Coupon, 11/01/16	186
25	Midwest Gaming Borrower LLC/Midwest Finance Corp., 11.625%, 04/15/16 (e)	26
382	Midwest Generation LLC, 8.560%, 01/02/16	383
250	Mirant North America LLC, 7.375%, 12/31/13	257
55	Momentive Performance Materials, Inc., 9.000%, 01/15/21 (e)	57
150	Moog, Inc., 7.250%, 06/15/18	157
	Motors Liquidation Co.,
11	Zero Coupon, 3/15/36 (d)	2
10	6.750%, 05/01/28 (d)	3

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
115	8.375%, 07/15/33 (d)	42
490	Multiplan, Inc., 9.875%, 09/01/18 (e)	524
10	Murray Energy Corp., 10.250%, 10/15/15 (e)	11
	Mylan, Inc.,
50	7.625%, 07/15/17 (e)	55
1,200	7.875%, 07/15/20 (e)	1,338
200	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	235
260	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17 (e)	278
50	NB Capital Trust IV, 8.250%, 04/15/27	51
100	NBTY, Inc., 9.000%, 10/01/18 (e)	106
	Nebraska Book Co., Inc.,
125	8.625%, 03/15/12	110
100	10.000%, 12/01/11	101
	Newfield Exploration Co.,
125	6.875%, 02/01/20	133
250	7.125%, 05/15/18	268
450	NewPage Corp., 11.375%, 12/31/14	432
375	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17 (e)	398
875	Nextel Communications, Inc., 7.375%, 08/01/15	878
320	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17 (e)	320
	Nielsen Finance LLC/Nielsen Finance Co.,
125	7.750%, 10/15/18 (e)	129
31	SUB, Zero Coupon, 08/01/16	32
	NII Capital Corp.,
415	8.875%, 12/15/19	462
10	10.000%, 08/15/16	11
120	Noranda Aluminum Acquisition Corp., PIK, 5.373%, 05/15/15	104
48	Northwest Airlines, Inc. 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	51
	NRG Energy, Inc.,
1,250	7.375%, 02/01/16	1,301
750	7.375%, 01/15/17	781
160	Omega Healthcare Investors, Inc., 6.750%, 10/15/22 (e)	166
25	Omnicare, Inc., 7.750%, 06/01/20	26
155	Omnova Solutions, Inc., 7.875%, 11/01/18 (e)	158
200	OnCure Holdings, Inc., 11.750%, 05/15/17 (e)	184
	PAETEC Holding Corp.,
475	8.875%, 06/30/17	512
1,000	9.500%, 07/15/15	1,057

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
220	Parker Drilling Co., 9.125%, 04/01/18	231
50	Patriot Coal Corp., 8.250%, 04/30/18	51
	Peninsula Gaming LLC,
250	8.375%, 08/15/15	265
650	10.750%, 08/15/17	692
150	Penn Virginia Corp., 10.375%, 06/15/16	165
200	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	211
	Petrohawk Energy Corp.,
750	7.250%, 08/15/18	778
750	10.500%, 08/01/14	857
185	Petroleum Development Corp., 12.000%, 02/15/18	207
125	PHI, Inc., 8.625%, 10/15/18 (e)	126
75	Pinafore LLC/Pinafore, Inc., 9.000%, 10/01/18 (e)	80
	Pinnacle Entertainment, Inc.,
250	8.625%, 08/01/17	269
25	8.750%, 05/15/20	25
155	Pioneer Drilling Co., 9.875%, 03/15/18	163
231	Pioneer Natural Resources Co., 7.500%, 01/15/20	260
30	Plains Exploration & Production Co., 7.625%, 04/01/20	32
150	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	155
660	PolyOne Corp., 7.375%, 09/15/20	700
35	Pride International, Inc., 6.875%, 08/15/20	40
50	ProQuest LLC/ProQuest Notes Co., 9.000%, 10/15/18 (e)	51
121	QEP Resources, Inc., 6.875%, 03/01/21	132
	Quality Distribution LLC/QD Capital Corp.,
100	9.000%, 11/15/10 (f) (i)	100
100	10.000%, 06/01/13 (f) (i)	100
100	Quicksilver Resources, Inc., 11.750%, 01/01/16	116
448	Quiksilver, Inc., 6.875%, 04/15/15	437
	QVC, Inc.,
10	7.125%, 04/15/17 (e)	11
10	7.375%, 10/15/20 (e)	11
1,000	7.500%, 10/01/19 (e)	1,074
	Qwest Communications International, Inc.,
160	7.125%, 04/01/18 (e)	170
750	7.500%, 02/15/14	765
35	Qwest Corp., 7.625%, 06/15/15	40

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
90	Radiation Therapy Services, Inc., 9.875%, 04/15/17 (e)	89
262	RailAmerica, Inc., 9.250%, 07/01/17	290
	Range Resources Corp.,
10	6.750%, 08/01/20	11
200	7.250%, 05/01/18	215
125	7.500%, 05/15/16	131
1,250	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	1,313
45	Real Mex Restaurants, Inc., 14.000%, 01/01/13	47
200	Rent-A-Center, Inc., 6.625%, 11/15/20 (e)	202
210	Revlon Consumer Products Corp., 9.750%, 11/15/15	219
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
100	7.125%, 04/15/19 (e)	104
1,500	8.500%, 05/15/18 (e)	1,533
100	9.000%, 04/15/19 (e)	104
	Rite Aid Corp.,
1,300	7.500%, 03/01/17	1,252
500	9.750%, 06/12/16	542
1,025	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/14	1,070
300	Ryerson, Inc., 12.000%, 11/01/15	312
415	Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/01/18 (e)	430
750	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	802
1,750	Sealy Mattress Co., 8.250%, 06/15/14	1,771
380	Sears Holdings Corp., 6.625%, 10/15/18 (e)	379
753	Select Medical Corp., 7.625%, 02/01/15	763
600	Seminole Hard Rock Entertainment, Inc., VAR, 2.792%, 03/15/14 (e)	533
200	Senior Housing Properties Trust, 6.750%, 04/15/20	212
	Service Corp. International,
750	6.750%, 04/01/15	789
250	7.625%, 10/01/18	272
500	ServiceMaster Co. (The), PIK, 10.750%, 07/15/15 (e)	536
220	Severstal Columbus LLC, 10.250%, 02/15/18 (e)	233
300	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	204
1,500	Simmons Bedding Co., 11.250%, 07/15/15 (e)	1,622

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	Sinclair Television Group, Inc.,
375	8.375%, 10/15/18 (e)	390
311	9.250%, 11/01/17 (e)	342
	Sirius XM Radio, Inc.,
150	8.750%, 04/01/15 (e)	162
175	9.750%, 09/01/15 (e)	196
55	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (e)	44
	Smithfield Foods, Inc.,
75	7.750%, 05/15/13	79
50	7.750%, 07/01/17	51
55	10.000%, 07/15/14 (e)	63
200	Solo Cup Co./Solo Cup Operating Corp., 10.500%, 11/01/13	209
300	Sotheby’s, 7.750%, 06/15/15	318
	Spectrum Brands Holdings, Inc.,
1,500	9.500%, 06/15/18 (e)	1,665
377	PIK, 12.000%, 08/28/19	425
	Sprint Capital Corp.,
500	6.900%, 05/01/19	511
3,500	8.750%, 03/15/32	3,841
1,015	Sprint Nextel Corp., 6.000%, 12/01/16	1,015
100	SquareTwo Financial Corp., 11.625%, 04/01/17 (e)	92
	Standard Pacific Corp.,
53	6.250%, 04/01/14	52
110	7.000%, 08/15/15	108
160	10.750%, 09/15/16	180
150	Steel Dynamics, Inc., 7.750%, 04/15/16	160
50	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	51
100	Sterling Chemicals, Inc., 10.250%, 04/01/15	102
325	Stoneridge, Inc., 9.500%, 10/15/17 (e)	348
150	Stream Global Services, Inc., 11.250%, 10/01/14	148
25	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 03/15/20	27
1,500	SunGard Data Systems, Inc., 10.250%, 08/15/15	1,581
1,425	SUPERVALU, Inc., 8.000%, 05/01/16	1,448
	Swift Energy Co.,
25	7.125%, 06/01/17	25
150	8.875%, 01/15/20	162
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
65	7.875%, 10/15/18 (e)	69

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
400	8.250%, 07/01/16	424
150	11.250%, 07/15/17	174
12	Team Finance LLC/Health Finance Corp., 11.250%, 12/01/13	12
	Tenet Healthcare Corp.,
175	8.875%, 07/01/19	197
1,000	9.250%, 02/01/15	1,105
250	Tenneco, Inc., 7.750%, 08/15/18 (e)	267
210	Terremark Worldwide, Inc., 12.000%, 06/15/17	241
50	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	31
750	Texas Industries, Inc., 9.250%, 08/15/20 (e)	789
80	Titan International, Inc., 7.875%, 10/01/17 (e)	83
60	Tops Markets LLC, 10.125%, 10/15/15 (e)	65
300	Toys R U.S., Inc., 7.375%, 09/01/16 (e)	312
250	Toys R Us Property Co. LLC, 8.500%, 12/01/17 (e)	271
200	TPC Group LLC, 8.250%, 10/01/17 (e)	213
	Triumph Group, Inc.,
150	8.000%, 11/15/17	154
35	8.625%, 07/15/18	39
165	Tutor Perini Corp., 7.625%, 11/01/18 (e)	167
250	tw telecom holdings, inc., 8.000%, 03/01/18	270
339	UAL 2009-2B Pass Through Trust, 12.000%, 01/15/16 (e)	390
80	UCI Holdco, Inc., PIK, 9.250%, 12/15/13	80
25	Unisys Corp., 14.250%, 09/15/15 (e)	30
	United Rentals North America, Inc.,
750	8.375%, 09/15/20	761
235	9.250%, 12/15/19	261
	United Surgical Partners International, Inc.,
500	8.875%, 05/01/17	527
	Universal City Development Partners Ltd./UCDP Finance, Inc.,
250	PIK, 10.000%, 05/01/17	264
15	8.875%, 11/15/15	16
270	10.875%, 11/15/16	298
1,000	US Oncology, Inc., 9.125%, 08/15/17	1,113
300	USI Holdings Corp., 9.750%, 05/15/15 (e)	301
68	Valassis Communications, Inc., 8.250%, 03/01/15	71
	Valeant Pharmaceuticals International,
65	6.750%, 10/01/17 (e)	68
100	7.000%, 10/01/20 (e)	105

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
300	8.000%, 02/01/18	317
75	8.000%, 02/01/18 (e)	78
	Verso Paper Holdings LLC/Verso Paper, Inc.,
750	9.125%, 08/01/14	772
250	11.500%, 07/01/14	279
340	Viking Acquisition, Inc., 9.250%, 11/01/18 (e)	340
1,395	Visant Corp., 10.000%, 10/01/17 (e)	1,486
150	Viskase Cos., Inc., 9.875%, 01/15/18 (e)	158
200	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	194
441	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (x)	388
134	Wendy’s/Arby’s Restaurants LLC, 10.000%, 07/15/16	147
	Western Refining, Inc.,
20	VAR, 10.750%, 06/15/14 (e)	20
45	11.250%, 06/15/17 (e)	46
200	Whiting Petroleum Corp., 6.500%, 10/01/18	215
	Windstream Corp.,
150	7.875%, 11/01/17	164
825	8.125%, 09/01/18 (e)	889
1,250	8.625%, 08/01/16	1,327
	WMG Acquisition Corp.,
500	7.375%, 04/15/14	465
121	9.500%, 06/15/16	130
250	WMG Holdings Corp., SUB, 9.500%, 12/15/14	238
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
125	7.750%, 08/15/20 (e)	136
350	7.875%, 11/01/17	380
50	XM Satellite Radio, Inc., 13.000%, 08/01/13 (e)	60
500	Zayo Group LLC/Zayo Capital, Inc., 10.250%, 03/15/17 (e)	539

		182,182

	Total Corporate Bonds (Cost $211,689)	219,063

Foreign Government Securities — 8.5%
	Argentina — 0.9%
	Provincia de Cordoba,
150	12.375%, 08/17/17	157
3,030	12.375%, 08/17/17 (e)	3,174
	Republic of Argentina,
1,425	7.000%, 09/12/13	1,398
88	8.280%, 12/31/33	84

		4,813

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Brazil — 1.2%
4,615	Federal Republic of Brazil, 11.000%, 08/17/40	6,462

	Dominican Republic — 1.0%
	Government of Dominican Republic,
3,858	9.040%, 01/23/18 (e)	4,620
984	9.040%, 01/23/18	1,178

		5,798

	El Salvador — 0.8%
3,820	Republic of El Salvador, 7.750%, 01/24/23	4,431

	Ghana — 0.7%
3,350	Republic of Ghana, 8.500%, 10/04/17	3,827

	Mexico — 1.1%
	United Mexican States,
25	7.500%, 04/08/33	34
4,450	11.375%, 09/15/16	6,520

		6,554

	Peru — 0.4%
1,570	Republic of Peru, 9.875%, 02/06/15	2,045

	Russia — 0.8%
2,580	Russian Federation, 12.750%, 06/24/28	4,721

	Sri Lanka — 0.4%
2,070	Rebuplic of Sri Lanka, 7.400%, 01/22/15	2,300

	Uruguay — 0.2%
	Republic of Uruguay,
310	7.625%, 03/21/36	417
640	8.000%, 11/18/22	864

		1,281

	Venezuela — 1.0%
6,220	Republic of Venezuela, 12.750%, 08/23/22	5,411

	Total Foreign Government Securities (Cost $46,662)	47,643

Loan Participations & Assignments — 2.2%
	United States — 2.2%
300	Abitibi, Inc., Term Loan, VAR, 11.000%, 03/31/12	303
448	Avaya, Inc., Term Loan B1, VAR, 3.058%, 10/26/14	406
	Burlington Coat Factory, Term Loan,
251	VAR, 2.510%, 05/28/13	244
249	VAR, 2.530%, 05/28/13	242
47	Calpine Corp., 1st Priority Lien, VAR, 3.165%, 03/29/14	47
56	Capmark Financial Group, Term Roll- Up Certified Tranche, VAR, 4.750%, 03/23/11	47

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	United States — Continued
1,085	Capmark Financial Group, U.S. Term Loan, VAR, 3.250%, 03/23/13	420
250	Catalent Pharma Solutions, Inc., Dollar Term Loans, VAR, 2.505%, 04/10/14	235
374	Cengage Learning Acquisitions, Term Loan, VAR, 2.540%, 07/03/14	342
	Claire’s Stores, Term Loan B,
100	05/29/14 ^	89
110	VAR, 3.038%, 05/29/14	98
661	VAR, 3.049%, 05/29/14	585
250	Clear Channel Communications, Inc., Term Loan B, VAR, 3.905%, 01/29/16	198
300	Cristal Inorganic Chemicals (Millennium), 2nd Lien, VAR, 6.039%, 11/14/14 (f) (i)	284
105	Dine Equity, Inc., Term Loan B, VAR, 6.000%, 10/12/18	106
400	EVERTEC, Term Loan B, VAR, 7.500%, 09/30/16	398
	First Data Corp., Initial Tranche B-3,
4	VAR, 3.005%, 09/24/14	4
189	VAR, 3.006%, 09/24/14	170
500	Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.504%, 11/29/13	471
311	General Growth Properties, Inc., Revolving Credit Commitment, VAR, 5.250%, 02/24/10 (a)(d)	332
632	Harrah’s Operating Co., Inc., Term B- 2 Loan, VAR, 3.288%, 01/28/15	557
52	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	51
232	Idearc, Inc., Exit Term Loan, VAR, 11.000%, 12/31/15	173
499	Interactive Data Corp., Term Loan, VAR, 6.750%, 01/29/17	507
	Media General, Inc., Term Loan,
65	VAR, 4.506%, 03/29/13	60
185	VAR, 4.549%, 03/29/13	171
200	Michael Foods, Inc., Term Loan B, VAR, 6.250%, 06/29/16	202
189	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	188
200	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	214
79	NRG Energy, Inc. (Opco), Credit-Linked Deposit Letter of Credit, VAR, 1.789%, 02/01/13	77
	NRG Energy, Inc. (Opco), Term Loan B,
24	VAR, 1.750%, 02/01/13	24
94	VAR, 1.789%, 02/01/13	92

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
73	Ocwen Financial Corp., Initial Term Loan, VAR, 9.000%, 07/29/15	73
	Outback (OSI Restaurant), Prefunded RC Commitment,
6	VAR, 0.112%, 06/14/13	6
1	VAR, 2.563%, 06/14/13	1
1	VAR, 2.563%, 06/14/13	1
8	VAR, 2.625%, 06/14/13	7
234	Outback (OSI Restaurant), Term Loan B, VAR, 2.625%, 06/14/14	220
300	Ozborn-Hessey Logistics, Inc., 1st Lien, 04/08/16 ^	304
	Pierre Foods, Inc., 1st Lien Term Loan,
200	VAR, 7.000%, 09/30/16	198
1	VAR, 7.500%, 09/30/16	—	(h)
70	Pierre Foods, Inc., 2nd Lien Term Loan, VAR, 11.250%, 09/29/17	68
375	Pinafore, Inc., Term Loan B, VAR, 6.750%, 09/20/16	379
	R.H. Donnelley, Inc., Exit Term Loan,
12	VAR, 9.000%, 10/24/14	10
100	VAR, 9.000%, 10/24/14	85
107	VAR, 9.000%, 10/24/14	90
	Remy, 1st Lien Term Loan,
10	VAR, 5.789%, 12/06/13	10
129	VAR, 5.792%, 12/06/13	128
259	VAR, 5.898%, 12/06/13	256
	Rite Aid Corp., Tranche 2 Term Loan,
85	VAR, 2.010%, 06/04/14	77
85	VAR, 2.010%, 06/04/14	76
80	VAR, 2.010%, 06/04/14	72
198	Styron, Term Loan, VAR, 7.500%, 06/17/16	201
500	Sugarhouse HSP Gaming, Term Loan, VAR, 11.250%, 09/23/14	508
	Texas Competitive Electric, Initial Tranche B-3 Term Loan,
1,294	VAR, 3.756%, 10/10/14	1,005
3	VAR, 3.789%, 10/10/14	2
125	United Components, Inc., Term Loan, VAR, 6.250%, 03/23/17	126
712	Univision Communications, Inc., Initial Term Loan, VAR, 2.506%, 09/29/14	674
	Visant Corp., Tranche B Term Loan,
504	VAR, 7.000%, 09/22/16	508
21	VAR, 7.000%, 09/22/16	21

	Total Loan Participations & Assignments (Cost $12,267)	12,443

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE

Preferred Stocks — 0.8%
		Brazil — 0.2%
49		Vale S.A., ADR (m)	1,395

		United States — 0.6%
11		AMB Property Corp., Series L, 6.500%, 12/02/10 (m) (x)	258
6		Citigroup Capital XIII, VAR, 7.875%, 10/30/40	159
2		CoBank ACB, 7.000%, 11/30/10 (e) (f) (i) (x)	80
—	(h)	Eurofresh, Inc., (a) (f) (i)	5
1		Ford Motor Credit Co. LLC, 7.375%, 10/15/31	33
2		Ford Motor Credit Co. LLC, 7.600%, 03/01/32	46
11		HCP, Inc., Series F, 7.100%, 12/02/10 (m) (x)	280
12		Kilroy Realty Corp., Series F, 7.500%, 12/02/10 (m) (x)	298
17		M/I Homes, Inc., Series A, 9.750%, 03/15/12 (x)	324
9		Public Storage, Series I, 7.250%, 05/03/11 (m) (x)	226
11		Public Storage, Series M, 6.625%, 01/09/12 (m) (x)	285
12		Regency Centers Corp., Series E, 6.700%, 12/02/10 (m) (x)	294
11		Taubman Centers, Inc., Series G, 8.000%, 12/02/10 (m) (x)	276
12		Vornado Realty Trust, Series G, 6.625%, 12/02/10 (m) (x)	292
6		Weingarten Realty Investors, Series F, 6.500%, 01/30/12 (m) (x)	154

			3,010

		Total Preferred Stocks (Cost $3,937)	4,405

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Supranational — 0.5%
2,760	Eurasian Development Bank, Reg. S., 7.375%, 09/29/14 (Cost $2,935)	3,029

U.S. Treasury Obligation — 0.0% (g)
235	U.S. Treasury Note, 0.875%, 01/31/11 (k) (Cost $235)	235

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Singapore — 0.0% (g)
22	Cambridge Industrial Trust, expiring 12/31/10 (a) (m) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 3.6%
	Investment Company — 3.6%
20,279	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $20,279)	20,279

	Total Investments — 98.6% (Cost $525,108)	551,625
	Other Assets in Excess of Liabilities — 1.4%	7,798

	NET ASSETS — 100.0%	$559,423

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	8.6%
Oil, Gas & Consumable Fuels	7.0
Real Estate Investment Trusts (REITs)	6.5
Diversified Telecommunication Services	5.3
Media	5.2
Hotels, Restaurants & Leisure	4.8
Pharmaceuticals	3.5
Insurance	2.7
Commercial Banks	2.7
Chemicals	2.6
Health Care Providers & Services	2.5
Multi-Utilities	2.3
Semiconductors & Semiconductor Equipment	2.3
Wireless Telecommunication Services	2.1
Diversified Financial Services	2.0
Industrial Conglomerates	2.0

INDUSTRY	PERCENTAGE
Consumer Finance	1.8%
IT Services	1.8
Electric Utilities	1.5
Broadcasting & Cable TV	1.5
Asset-Backed Securities	1.3
Household Products	1.3
Food Products	1.2
Food & Staples Retailing	1.2
Independent Power Producers & Energy Traders	1.2
Tobacco	1.2
Household Durables	1.2
Beverages	1.1
Containers & Packaging	1.0
Short-Term Investment	3.7
Others (each less than 1.0%)	16.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	Dow Jones Euro STOXX 50 Index	12/17/10	514	(2)
24	E-mini S&P 500	12/17/10	1,415	(2)
5	FTSE 100 Index	12/17/10	454	(1)

	Short Futures Outstanding
(68)	Euro FX	12/13/10	(11,805)	(496)

				(501)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2010

JPMorgan Income Builder Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
PIK	— Payment-in-Kind
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SEK	— Swedish Krona
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2010.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2010.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $859,000 which amounts to 0.2% of total investments. In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $111,395,000 and 20.2%, respectively.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2010.

^	— Unsettled security, coupon rate is undetermined at October 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	21

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$531,346
Investments in affiliates, at value	20,279

Total investment securities, at value	551,625
Cash	14,911
Foreign currency, at value	113
Receivables:
Investment securities sold	9,106
Fund shares sold	19,126
Interest and dividends	6,444
Tax reclaims	27
Variation margin on futures contracts	21
Unrealized appreciation on unfunded commitments	—	(a)

Total Assets	601,373

LIABILITIES:
Payables:
Dividends	511
Investment securities purchased	40,445
Fund shares redeemed	556
Accrued liabilities:
Investment advisory fees	53
Shareholder servicing fees	10
Distribution fees	155
Custodian and accounting fees	148
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	72

Total Liabilities	41,950

Net Assets	$559,423

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2010

Income Builder Fund
NET ASSETS:
Paid in capital	$536,106
Accumulated undistributed net investment income	139
Accumulated net realized gains (losses)	(2,836)
Net unrealized appreciation (depreciation)	26,014

Total Net Assets	$559,423

Net Assets:
Class A	$218,031
Class C	206,113
Select Class	135,279

Total	$559,423

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	23,270
Class C	22,025
Select Class	14,432

Net Asset Value:
Class A — Redemption price per share	$9.37
Class C — Offering price per share (b)	9.36
Select Class — Offering and redemption price per share	9.37
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.81

Cost of investments in non-affiliates	$504,829
Cost of investments in affiliates	20,279
Cost of foreign currency	112

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	23

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,634
Dividend income from non-affiliates	3,198
Interest income from affiliates	— (a)
Dividend income from affiliates	11
Foreign taxes withheld	(156)

Total investment income	10,687

EXPENSES:
Investment advisory fees	789
Administration fees	162
Distribution fees:
Class A	194
Class C	417
Shareholder servicing fees:
Class A	194
Class C	139
Select Class	105
Custodian and accounting fees	299
Interest expense to affiliates	— (a)
Professional fees	78
Trustees’ and Chief Compliance Officer’s fees	1
Printing and mailing costs	37
Registration and filing fees	100
Transfer agent fees	74
Other	10

Total expenses	2,599

Less amounts waived	(1,018)
Less earnings credits	— (a)
Less expense reimbursements	(62)

Net expenses	1,519

Net investment income (loss)	9,168

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	623
Futures	(34)
Foreign currency transactions	78

Net realized gain (loss)	667

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	26,236
Futures	(486)
Foreign currency translations	(3)
Unfunded commitments	— (a)

Change in net unrealized appreciation (depreciation)	25,747

Net realized/unrealized gains (losses)	26,414

Change in net assets resulting from operations	$35,582

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2010

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,168	$1,092
Net realized gain (loss)	667	(1,530)
Change in net unrealized appreciation (depreciation)	25,747	4,957

Change in net assets resulting from operations	35,582	4,519

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,145)	(5)
Class C
From net investment income	(2,836)	(4)
Select Class
From net investment income	(2,320)	(939)

Total distributions to shareholders	(9,301)	(948)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	513,581	948

NET ASSETS:
Change in net assets	539,862	4,519
Beginning of period	19,561	15,042

End of period	$559,423	$19,561

Accumulated undistributed net investment income	$139	$153

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	25

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$238,625	$—
Dividends and distributions reinvested	3,371	5
Cost of shares redeemed	(35,068)	—
Redemption fees	39	—

Change in net assets from Class A capital transactions	$206,967	$5

Class C
Proceeds from shares issued	$197,629	—
Dividends and distributions reinvested	1,921	4
Cost of shares redeemed	(2,591)	—
Redemption fees	27	—

Change in net assets from Class C capital transactions	$196,986	$4

Select Class
Proceeds from shares issued	$140,250	—
Dividends and distributions reinvested	1,841	939
Cost of shares redeemed	(32,479)	—
Redemption fees	16	—

Change in net assets from Select Class capital transactions	$109,628	$939

Total change in net assets from capital transactions	$513,581	$948

SHARE TRANSACTIONS:
Class A
Issued	26,903	—
Reinvested	380	—	(a)
Redeemed	(4,024)	—

Change in Class A Shares	23,259	—	(a)

Class C
Issued	22,091	—
Reinvested	216	—	(a)
Redeemed	(293)	—

Change in Class C Shares	22,014	—	(a)

Select Class
Issued	15,591	—
Reinvested	208	129
Redeemed	(3,653)	—

Change in Select Class Shares	12,146	129

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010	J.P. MORGAN FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Year Ended October 31, 2010	$8.47	$0.48	(e)	$0.89	$1.37	$(0.47)	$—	(f)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—
Year Ended October 31, 2008	9.90	0.57		(3.02)	(2.45)	(0.55)	—
May 31, 2007(g) through October 31, 2007	10.00	0.24		(0.15)	0.09	(0.19)	—

Class C
Year Ended October 31, 2010	8.47	0.43	(e)	0.90	1.33	(0.44)	—	(f)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—
Year Ended October 31, 2008	9.89	0.52		(3.00)	(2.48)	(0.51)	—
May 31, 2007(g) through October 31, 2007	10.00	0.22		(0.16)	0.06	(0.17)	—

Select Class
Year Ended October 31, 2010	8.47	0.49	(e)	0.90	1.39	(0.49)	—	(f)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—
Year Ended October 31, 2008	9.90	0.59		(3.01)	(2.42)	(0.58)	—
May 31, 2007(g) through October 31, 2007	10.00	0.25		(0.15)	0.10	(0.20)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.37	16.76%	$218,031	0.74%		5.36%	1.37%	49%
8.47	29.77	97	0.95		6.49	2.34	81
6.90	(25.78)	75	0.95		6.38	2.21	82
9.90	0.94	101	0.96	(h)	5.85	3.18	30

9.36	16.20	206,113	1.24		4.82	1.84	49
8.47	29.15	96	1.45		5.99	2.84	81
6.90	(26.10)	74	1.45		5.88	2.71	82
9.89	0.69	101	1.46	(h)	5.35	3.68	30

9.37	16.90	135,279	0.60		5.53	1.23	49
8.47	30.08	19,368	0.70		6.74	2.09	81
6.90	(25.59)	14,893	0.70		6.63	1.96	82
9.90	1.03	20,000	0.71	(h)	6.09	2.93	30

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The Fund commenced operations on May 31, 2007. Prior to December 18, 2009, Class A, Class C and Select Class Shares were not publicly offered for investment.

Effective February 28, 2010, the Fund changed from non-diversified to diversified.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2010

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$12,594	$—	$12,594
Austria	—	1,146	—	1,146
Belgium	—	1,119	—	1,119
Bermuda	623	—	—	623
Canada	1,526	—	—	1,526
China	—	3,544	—	3,544
France	—	18,043	—	18,043
Germany	—	10,651	—	10,651
Hong Kong	770	2,795	—	3,565
Indonesia	2,081	—	—	2,081
Italy	—	2,188	—	2,188
Japan	—	8,266	—	8,266
Luxembourg	—	—	51	51
Netherlands	182	15,671	—	15,853
Norway	—	1,303	—	1,303
Singapore	—	5,319	—	5,319
South Africa	—	927	—	927
Spain	—	4,473	—	4,473
Switzerland	—	3,012	—	3,012
Taiwan	—	2,150	—	2,150
United Kingdom	—	18,879	—	18,879
United States	84,349	—	24	84,373

Total Common Stocks	89,531	112,080	75	201,686

Preferred Stocks
Brazil	1,395	—	—	1,395
United States	313	2,612	85	3,010

Total Preferred Stocks	1,708	2,612	85	4,405

Debt Securities
Asset-Backed Securities	—	6,910	—	6,910
Collateralized Mortgage Obligations
United States	—	4,158	—	4,158
Convertible Bonds
Australia	—	1,251	—	1,251
Bermuda	—	864	—	864
Canada	—	1,440	—	1,440
Cayman Islands	—	604	—	604
France	—	3,998	—	3,998
Germany	—	2,331	—	2,331
India	—	1,516	—	1,516
Italy	—	1,062	—	1,062
Luxembourg	—	618	—	618
Mexico	—	1,404	—	1,404
Netherlands	—	322	—	322
Norway	—	478	—	478
Portugal	—	1,378	—	1,378
Singapore	—	405	—	405
Spain	—	4,032	—	4,032
Sweden	—	540	—	540
United Kingdom	—	5,184	—	5,184
United States	—	4,347	—	4,347

Total Convertible Bonds	—	31,774	—	31,774

OCTOBER 31, 2010	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Corporate Bonds
Bahamas	$—	$115		$—	$115
Bermuda	—	1,446		—	1,446
Canada	—	4,230		5	4,235
Cayman Islands	—	256		—	256
France	—	286		—	286
Germany	—	262		—	262
Ireland	—	2,764		—	2,764
Luxembourg	—	12,695		—	12,695
Mexico	—	218		—	218
Netherlands	—	9,057		—	9,057
Norway	—	105		—	105
Spain	—	212		—	212
United Arab Emirates	—	3,740		—	3,740
United Kingdom	—	1,490		—	1,490
United States	—	181,772		410	182,182

Total Corporate Bonds	—	218,648		415	219,063

Foreign Government Securities	—	47,643		—	47,643
Supranational	—	3,029		—	3,029
U.S. Treasury Obligation	—	235		—	235
Loan Participations & Assignments
United States	—	12,159		284	12,443
Rights
Singapore	—	—	(a)	—	—	(a)
Short-Term Investment
Investment Company	20,279	—		—	20,279

Total Investments in Securities	$111,518	$439,248		$859	$551,625

Appreciation in Other Financial Instruments
Unfunded Commitments	$—	$—	(a)	$—	$—	(a)

Depreciation in Other Financial Instruments
Futures Contracts	$(501)	$—		$—	$(501)

(a)	Amount rounds to less than $1,000.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/10
Investments in Securities
Common Stocks — Luxembourg	$—	$—	$(48)	$—		$99	$—	$—	$51
Common Stocks — United States	1	—	(28)	—		27	24	—	24
Corporate Bonds — Canada	—	—	5	—		—	—	—	5
Corporate Bonds — United States	49	(22)	48	2		167	166	—	410
Loan Participations & Assignments — United States	—	—	2	—	(a)	282	—	—	284
Preferred Stocks — United States	—	—	(45)	—		130	—	—	85

Total	$50	$(22)	$(66)	$2		$705	$190	$—	$859

(a)	Amount rounds to less than $1,000.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2010

Transfers into, and out of, Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2010, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(78,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of October 31, 2010, were approximately $854,000 and 0.2%, respectively.

C. Loan Participations and Assignments — The Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid when purchased may be illiquid.

D. Unfunded Commitments — The Fund entered into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At October 31, 2010, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower (amount in thousands):

					Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Amount	Value
General Growth Properties, Inc.*	Revolving Credit Commitment	2/24/10	1.250%	1.250%	$4	$4

*	Security in default.

E. Futures Contracts — The Fund uses index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s derivatives activities during the reporting period November 1, 2009 through October 31, 2010 (amounts in thousands).

Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$1,294
Average Notional Balance Short	2,200
Ending Notional Balance Long	2,383
Ending Notional Balance Short	11,805

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(496)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(5)

Total		$(501)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Foreign exchange contracts	$112	$112
Equity contracts	(146)	(146)

Total	$(34)	$(34)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Foreign exchange contracts	$(481)	$(481)
Equity contracts	(5)	(5)

Total	$(486)	$(486)

34	J.P. MORGAN FUNDS	OCTOBER 31, 2010

The Fund’s derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Dividends and Distributions to Shareholders — Effective April 30, 2010, dividends from net investment income are declared and paid monthly. Prior to April 30, 2010, dividends from net investment income were declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$119	$(119)

The reclassifications for the Fund related primarily to foreign currency gains or losses and passive foreign investment company (PFIC) gains and losses.

M. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$298	$6

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The contractual expense limitation agreement was in effect for the year ended October 31, 2010. The contractual expense limitation percentages in the table above are in place until at least February 28, 2011. In addition, the Fund’s service providers have voluntarily waived fees during the year ended October 31, 2010. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Prior to February 28, 2010, the contractual expense limitations were 0.95%, 1.45% and 0.70% for Class A, Class C and Select Class Shares, respectively.

For the year ended October 31, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$437	$148	$398	$983	$62

Voluntary Waivers
Investment Advisory	Administration	Total
$9	$14	$23

Additionally the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended October 31, 2010 was approximately $12,000.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2010

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2010, the Fund incurred $457 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$568,279	$83,094	$35	$45

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$527,376	$25,949	$1,700	$24,249

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,301	$9,301

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$948	$948

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,067	$(2,483)	$24,245

The cumulative timing differences primarily consist of distributions payable, mark to market of futures contracts, mark to market of PFICs and wash sale loss deferrals.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

As of October 31, 2010, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2016	2017	Total
$1,113	$1,370	$2,483

During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of approximately $807,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Prior to December 18, 2009, the Fund’s shares were held only by the Fund’s Advisor. The Fund’s Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2010, the Fund invested approximately 57.7% of its total investments in the United States.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2010

OCTOBER 31, 2010	J.P. MORGAN FUNDS	39

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972-2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	141	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	141	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000-2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	141	Director, Center for Deaf and Hard of Hearing (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	141	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	141	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	141	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992-present).

40	J.P. MORGAN FUNDS	OCTOBER 31, 2010

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	141	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	141	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	141	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	41

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administration Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004.
Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase,
Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,074.90	$3.87	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class C
Actual	1,000.00	1,071.50	6.47	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Select Class
Actual	1,000.00	1,074.40	3.08	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2010	J.P. MORGAN FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consid-

eration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Fund. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them,

44	J.P. MORGAN FUNDS	OCTOBER 31, 2010

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trust-

ees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board

OCTOBER 31, 2010	J.P. MORGAN FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009 and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile and that the actual total expenses for Class A and Select Class Shares were in the first quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2010

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

7.73% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2010.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	47

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

48	J.P. MORGAN FUNDS	OCTOBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2010 All rights reserved. October 2010.

AN-INCBUILD-1010

Annual Report

J.P. Morgan Funds

October 31, 2010

JPMorgan International Currency Income Fund

Investments in the Fund are not bank
deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets.
References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s
prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year,
some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18,
2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the
Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices
reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI
EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate
Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In
a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset
Management

OCTOBER 31, 2010

J.P. MORGAN FUNDS

1

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

5.32%

Barclays Capital Global Treasury Ex-U.S. 1–3 Year Index

4.43%

Barclays Capital Trade–Weighted Non-Dollar Benchmark Currency Index

5.06%

Barclays Capital Global Aggregate Index (ex USD)

6.20%

Net Assets as of 10/31/2010 (In Thousands)

$
977,033

INVESTMENT OBJECTIVE**

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

HOW DID THE MARKET PERFORM?

The U.S. dollar continued to depreciate versus other currencies for the first five months of the reporting period, as investors maintained their appetite for risk. Risk aversion returned in April 2010 amid concerns about the threat of systemic fallout from Europe’s debt crisis, causing the U.S. dollar to rally relative to other currencies. The U.S. Federal Reserve’s announced second round of quantitative easing led the U.S. dollar to depreciate in September and October. At the end of the twelve months ended October 31, 2010 the U.S. dollar depreciated versus other currencies.

While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by European countries with weaker economies to lower their deficits. Despite these weak fundamentals, the euro held up relatively well, as investors preferred the euro to the currencies of other developed economies, such as the U.S. dollar and Japanese yen. Meanwhile, emerging markets currencies were strong, as robust consumer spending fueled growth in developing economies and outweighed investor concerns about monetary policy tightening.

WHAT WERE THE MAIN DRIVERS OF THE
FUND’S PERFORMANCE?

On November 20, 2009, the Fund’s primary benchmark changed from the Barclays Capital Global Aggregate
Index (ex USD) to the Barclays Capital Global Treasury ex U.S. 1-3 Year Index (the “Primary Benchmark”), a market value weighted index of non U.S. government securities. In addition, the Barclays Capital Trade-Weighted Non-Dollar Benchmark
Currency Index (the “Secondary Benchmark”) was added as a secondary benchmark. The Fund (Select Class Shares) outperformed the Primary Benchmark and the Secondary Benchmark for the twelve months ended October 31, 2010.

Duration was a key driver of the Fund’s outperformance versus the Primary Benchmark and Secondary
Benchmark. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. The Fund’s long duration positions in local emerging markets bonds performed well, while the Fund’s local
Mexican bonds added the most to the Fund’s relative performance.

The Fund’s strategic currency allocation also contributed to relative performance versus the Primary Benchmark and Secondary Benchmark. Using top-down macroeconomic research, the Fund’s portfolio managers established overweight positions in emerging market currencies. This positioning helped the Fund’s performance as these currencies outperformed the British pound and euro, which were underweighted by the Fund during the reporting period.

On the
negative side, the Fund’s underweight of the Japanese yen and overweight the Russian ruble detracted from relative performance versus the Primary Benchmark. Meanwhile, the Fund’s underweight of the Thai baht detracted from the Fund’s relative performance versus the Secondary Benchmark. The currency performed strongly as investor fears surrounding the political unrest in Thailand appeared to abate during the reporting period. The Fund’s underweight of the Malaysian ringgit detracted from the Fund’s relative performance versus the Secondary Benchmark. The Fund’s long duration position in Canadian Government bonds also hurt relative performance versus the Secondary Benchmark, as investors became concerned about rising interest rates as a result of the country’s economic strength.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the US dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in foreign governments, agencies, and supranationals. The Fund also utilized currency derivatives to establish these positions. Accordingly, the Fund held approximately 17% of its assets in U.S. cash to help manage fund flows and to support its positions in currency derivatives. The Fund was otherwise not exposed to the U.S. dollar.

2

J.P. MORGAN FUNDS

OCTOBER 31, 2010

During the period, the Fund improved its overall credit quality by concentrating its investments in government and Triple-A rated securities. Although it was already underweight the yen and euro going into the reporting period, the Fund lowered its exposure to these currencies, and became more diversified across regions and less heavily weighted in Europe and Japan. In addition, the Fund’s portfolio managers shortened the Fund’s duration. The Fund’s duration began the reporting period at 1.82 years and finished the reporting period at 1.17 years.

PORTFOLIO COMPOSITION BY SECURITY TYPE***

Foreign Government Securities

71.8
%

Corporate Bonds

8.1

Supranational

3.2

Short-Term Investment

16.9

PORTFOLIO COMPOSITION BY COUNTRY***

Canada

14.7
%

Mexico

10.6

Netherlands

8.2

Germany

7.6

France

7.5

United Kingdom

5.2

South Korea

4.0

Finland

3.9

Brazil

3.3

Supranational

3.2

Sweden

2.1

Singapore

1.7

Malaysia

1.7

Australia

1.7

Philippines

1.6

Indonesia

1.5

Israel

1.2

Denmark

1.1

Austria

1.1

Others (each less than 1.0%)

1.2

Short-Term Investment

16.9

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010

J.P. MORGAN FUNDS

3

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31,
2010

INCEPTION DATE OF CLASS

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

3/30/07

Without Sales Charge

5.18
%

4.43
%

5.50
%

With Sales Charge*

1.22

3.11

4.39

CLASS C SHARES

3/30/07

Without CDSC

4.44

3.75

4.84

With CDSC**

3.44

3.75

4.84

SELECT CLASS SHARES

3/30/07

5.32

4.65

5.74

*

Sales Charge for Class A Shares is 3.75%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for
$1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index, the Barclays Capital
Global Aggregate Index (ex-USD) and the Lipper International Income Funds Index from March 30, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index and the Barclays Capital Global Aggregate Index (ex-USD) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper International Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that have remaining maturities of one to three years. The Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index is a weighted average of the foreign exchange value of the U.S. dollar against the currencies of a broad group of major U.S. trading partners. The Barclays Capital Global

Aggregate Index (ex-USD) provides a broad-based measure of the global investment-grade fixed-income markets.
The Barclays Capital Global Aggregate Index (ex-USD) excludes the U.S. Dollar denominated components of the Barclays Capital Global Aggregate Index. The Fund’s primary benchmark changed from the Barclays Capital Global Aggregate Index
(ex-USD) to the Barclays Capital Global Treasury Ex-U.S. 1–3 Year Index to better reflect the Fund’s investment strategy. The Lipper International Income Funds Index is an index based on total returns of certain mutual funds within the
Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund
through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN FUNDS

OCTOBER 31, 2010

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO
INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in U.S. dollars unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Corporate Bonds — 8.0%

Australia — 0.4%

GBP2,500

Suncorp-Metway Ltd., 4.000%, 01/16/14 (m)

4,283

Cayman Islands — 0.0% (g)

GBP 20

Allstate Life Funding LLC, 6.375%, 01/17/11 (m)

32

Denmark — 1.1%

EUR 7,700

FIH Erhvervsbank A/S, 2.125%, 03/21/13 (m)

10,831

EUR 150

Nykredit Realkredit A/S, 4.000%, 01/01/12 (m)

214

11,045

France — 0.0% (g)

EUR 50

Societe Generale, 5.250%, 03/28/13 (m)

74

Germany — 0.6%

EUR 3,855

IKB Deutsche Industriebank AG, 2.625%, 03/13/12 (m)

5,466

Italy — 0.0% (g)

EUR 50

Intesa Sanpaolo S.p.A., 5.375%, 12/19/13 (m)

75

Netherlands — 3.5%

EUR 15

Deutsche Telekom International Finance B.V., 6.000%, 01/20/17 (m)

24

Fortis Bank Nederland N.V.,

EUR 11,800

3.000%, 04/17/12 (m)

16,813

EUR5,700

3.375%, 05/19/14 (m)

8,327

EUR5,950

LeasePlan Corp. N.V., 3.250%, 05/22/14 (m)

8,642

33,806

Sweden — 1.1%

Swedbank AB,

EUR 7,500

3.125%, 02/02/12 (m)

10,665

EUR 50

3.625%, 12/02/11 (m)

71

10,736

United Kingdom — 1.3%

EUR 50

BAT International Finance plc, 5.375%, 06/29/17 (m)

78

Lloyds TSB Bank plc,

EUR 60

3.750%, 11/17/11 (m)

86

EUR 50

6.250%, 04/15/14 (m)

76

EUR 8,800

Yorkshire Building Society, 2.250%, 10/26/12 (m)

12,378

12,618

United States — 0.0% (g)

EUR 50

AT&T, Inc., 6.125%, 04/02/15 (m)

80

EUR 30

Bank of America Corp., 4.625%, 02/18/14 (m)

43

EUR 50

Cellco Partnership/Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)

89

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

United States — continued

EUR 10

Citigroup, Inc., 3.950%, 10/10/13 (m)

14

EUR 25

Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)

35

EUR 50

Morgan Stanley, 5.500%, 10/02/17 (m)

73

334

Total Corporate Bonds (Cost $75,038)

78,469

Foreign Government Securities — 71.3%

Australia — 1.2%

New South Wales Treasury Corp.,

AUD 258

5.500%, 03/01/17 (m)

253

AUD 6,000

6.000%, 05/01/12 (m)

5,955

AUD 6,100

Queensland Treasury Corp., 6.000%, 06/14/11 (m)

6,017

12,225

Austria — 1.1%

Republic of Austria,

EUR 35

4.350%, 03/15/19 (e) (m)

54

EUR 7,080

5.000%, 07/15/12 (e) (m)

10,481

10,535

Brazil — 3.2%

BRL 53,900

Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/13 (m)

31,684

Canada — 14.6%

Government of Canada,

CAD 3,200

1.000%, 09/01/11 (m)

3,133

CAD 141,700

1.250%, 06/01/11 (m)

139,069

CAD 15

3.750%, 06/01/19 (m)

16

CAD 70

4.000%, 06/01/16 (m)

75

142,293

Finland — 3.9%

Kingdom of Finland,

EUR 15,300

4.250%, 09/15/12 (m)

22,539

EUR 11,000

5.750%, 02/23/11 (m)

15,534

38,073

France — 7.4%

EUR 50

Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)

74

French Treasury Note BTAN,

EUR 51,580

3.000%, 01/12/11 (m)

72,098

EUR 20

3.000%, 07/12/14 (m)

29

72,201

SEE NOTES TO
FINANCIAL STATEMENTS.

OCTOBER 31, 2010

J.P. MORGAN FUNDS

5

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S.
dollars unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Foreign Government Securities — Continued

Germany — 7.0%

Bundesrepublik Deutschland,

EUR 60

3.500%, 07/04/19 (m)

91

EUR 50

4.250%, 07/04/18 (m)

79

EUR 32,820

5.000%, 07/04/11 (m)

46,932

EUR 500

5.250%, 01/04/11 (m)

701

Kreditanstalt fuer Wiederaufbau,

JPY 440,000

0.750%, 03/22/11 (m)

5,480

EUR 25

3.875%, 01/21/19 (m)

38

EUR 30

4.125%, 07/04/17 (m)

46

JPY 1,174,000

Landwirtschaftliche Rentenbank, 1.375%, 04/25/13 (m)

14,976

68,343

Indonesia — 1.5%

IDR 114,290,000

Republic of Indonesia, 12.500%, 03/15/13 (m)

14,583

Israel — 1.2%

ILS 34,500

State of Israel - Shahar, 7.500%, 03/31/14 (m)

11,218

Malaysia — 1.7%

MYR 51,020

Republic of Malaysia, 3.833%, 09/28/11 (m)

16,533

Mexico — 10.5%

MXN 1,172,000

United Mexican States, 8.000%, 12/19/13 (m)

103,044

Netherlands — 4.6%

JPY 17,000

Bank Nederlandse Gemeenten, 1.850%, 11/07/16 (m)

222

Kingdom of Netherlands,

EUR 32,250

4.000%, 01/15/11 (m)

45,170

EUR 65

4.250%, 07/15/13 (m)

98

45,490

Norway — 0.8%

GBP 4,640

Kommunalbanken AS, 4.875%, 12/10/12 (m)

7,938

Philippines — 1.6%

PHP614,000

Philippine Government Bond, 8.750%, 03/03/13 (m)

15,551

Singapore — 1.7%

SGD 21,245

Republic of Singapore, 3.625%, 07/01/11 (m)

16,771

South Korea — 4.0%

KRW 42,805,000

Republic of Korea, 4.000%, 06/10/12 (m)

38,595

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Sweden — 1.0%

SEK 61,755

Kingdom of Sweden, 5.500%, 10/08/12 (m)

9,946

Thailand — 0.4%

Kingdom of Thailand,

THB 66,300

4.125%, 11/01/12 (m)

2,290

THB 30,000

4.500%, 03/11/12 (m)

1,030

THB 4,400

5.375%, 11/30/11 (m)

152

3,472

United Kingdom — 3.9%

United Kingdom Treasury Gilt,

GBP 24

2.250%, 03/07/14 (m)

40

GBP 20,005

3.250%, 12/07/11 (m)

32,984

GBP 2,900

4.750%, 03/07/20 (m)

5,274

38,298

Total Foreign Government Securities (Cost $670,039)

696,793

Supranational — 3.2%

European Investment Bank,

JPY 2,180,000

1.250%, 09/20/12 (m)

27,632

EUR 100

4.250%, 10/15/14 (m)

152

GBP 1,750

4.750%, 06/06/12 (m)

2,968

Total Supranational (Cost $27,956)

30,752

SHARES

Short-Term Investment — 16.8%

Investment Company — 16.8%

164,106

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $164,106)

164,106

Total Investments — 99.3% (Cost $937,139)

970,120

Other Assets in Excess of Liabilities — 0.7%

6,913

NET ASSETS — 100.0%

$
977,033

Percentages
indicated are based on net assets.

SEE NOTES TO
FINANCIAL STATEMENTS.

6

J.P. MORGAN FUNDS

OCTOBER 31, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 10/31/10

NET UNREALIZED APPRECIATION (DEPRECIATION)

9,339,011

BRL

Barclays Bank plc

11/29/10

5,218

5,461

243

3,600,399

CAD

Deutsche Bank AG

11/29/10

3,485

3,528

43

1,533,133

CAD

Union Bank of Switzerland AG

11/29/10

1,489

1,502

13

12,093,318

CHF

Union Bank of Switzerland AG

11/29/10

12,431

12,292

(139
)

2,172,091,643

CLP

Barclays Bank plc

11/29/10

4,303

4,431

128

5,323,317,403

CLP

Citibank, N.A.

11/29/10

11,055

10,859

(196
)

44,487,231

CNY

Citibank, N.A.

11/29/10

6,609

6,672

63

930,033,985

CNY

Credit Suisse International

11/29/10

137,325

139,486

2,161

29,000,000

CNY

Deutsche Bank AG

11/29/10

4,344

4,349

5

89,595,644

CNY

HSBC Bank, N.A.

11/29/10

13,444

13,437

(7
)

34,764,368

CNY

Morgan Stanley

11/29/10

5,229

5,214

(15
)

8,797,284,162

COP

HSBC Bank, N.A.

11/29/10

4,881

4,782

(99
)

3,489,731

EUR

Deutsche Bank AG

11/29/10

4,804

4,856

52

88,856,940

HKD

Union Bank of Switzerland AG

11/29/10

11,445

11,466

21

29,909,036

ILS

Union Bank of Switzerland AG

11/29/10

8,212

8,223

11

908,369,162

INR

Barclays Bank plc

11/29/10

19,221

20,326

1,105

132,162,329

INR

Royal Bank of Scotland

11/29/10

2,957

2,957

—
(h)

395,018,797

JPY

Deutsche Bank AG

11/29/10

4,840

4,910

70

1,070,807,054

JPY

State Street Bank & Trust

11/29/10

13,187

13,310

123

3,152,653,849

KRW

Barclays Bank plc

11/29/10

2,655

2,798

143

2,676,392,031

KRW

HSBC Bank, N.A.

11/29/10

2,371

2,376

5

38,696,161

MXN

Deutsche Bank AG

11/29/10

3,097

3,128

31

67,109,143

MXN

HSBC Bank, N.A.

11/29/10

5,356

5,425

69

65,716,679

MYR

Citibank, N.A.

11/29/10

21,220

21,083

(137
)

579,645,655

PHP

HSBC Bank, N.A.

11/29/10

12,759

13,453

694

100,042,180

RUB

Barclays Bank plc

11/29/10

3,226

3,237

11

694,822,177

RUB

HSBC Bank, N.A.

11/29/10

22,665

22,480

(185
)

64,600,554

SAR

Deutsche Bank AG

11/29/10

17,416

17,228

(188
)

539,308,834

THB

Deutsche Bank AG

11/29/10

18,061

17,976

(85
)

666,696,486

TWD

Morgan Stanley

11/29/10

21,074

21,783

709

404,379

409,028

4,649

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010

J.P. MORGAN FUNDS

7

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in U.S.
dollars unless otherwise noted)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT 10/31/10

NET UNREALIZED APPRECIATION (DEPRECIATION)

9,339,011

BRL

Credit Suisse International

11/29/10

5,508

5,461

47

4,024,548

CAD

Citibank, N.A.

11/29/10

3,902

3,943

(41
)

3,201,212

CAD

Morgan Stanley

11/29/10

3,141

3,137

4

3,342,765

EUR

BNP Paribas

11/29/10

4,660

4,651

9

7,911,365

EUR

Deutsche Bank AG

11/29/10

11,083

11,008

75

85,453,261

EUR

Union Bank of Switzerland AG

11/29/10

118,865

118,903

(38
)

18,836,679

GBP

Union Bank of Switzerland AG

11/29/10

29,556

30,178

(622
)

56,998,794,550

IDR

BNP Paribas

11/29/10

6,361

6,350

11

8,956,623,921

KRW

BNP Paribas

11/29/10

7,936

7,950

(14
)

2,872,489,777

KRW

Morgan Stanley

11/29/10

2,549

2,549

—
(h)

39,187,239

MXN

State Street Bank & Trust

11/29/10

3,150

3,168

(18
)

17,240,351

MYR

Barclays Bank plc

11/29/10

5,479

5,531

(52
)

21,921,698

MYR

HSBC Bank, N.A.

11/29/10

7,100

7,033

67

579,645,655

PHP

HSBC Bank, N.A.

11/29/10

13,368

13,453

(85
)

389,329,000

RUB

Deutsche Bank AG

11/29/10

12,729

12,596

133

32,300,277

SAR

Deutsche Bank AG

11/29/10

8,801

8,614

187

6,476,783

SEK

State Street Bank & Trust

11/29/10

964

969

(5
)

245,152

245,494

(342
)

SEE NOTES TO FINANCIAL
STATEMENTS.

8

J.P. MORGAN FUNDS

OCTOBER 31, 2010

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2010

AUD

— Australian Dollar

BRL

— Brazilian Real

CAD

— Canadian Dollar

CHF

— Swiss Franc

CLP

— Chilean Peso

CNY

— China Yuan Renminbi

COP

— Colombian Peso

EUR

— Euro

GBP

— British Pound

HKD

— Hong Kong Dollar

IDR

— Indonesian Rupiah

ILS

— Israeli Shekel

INR

— Indian Rupee

JPY

— Japanese Yen

KRW

— Korea Republic Won

MXN

— Mexican Peso

MYR

— Malaysian Ringgit

PHP

— Philippines Peso

RUB

— Russian Ruble

SAR

— Saudi Arabia Riyal

SEK

  —  Swedish
Krona

SGD

— Singapore Dollar

THB

— Thai Baht

TWD

— Taiwan Dollar

(b)

  —  Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)

— Amount rounds to less than 0.1%.

(h)

— Amount rounds to less than one thousand (shares or dollars).

(l)

— The rate shown is the current yield as of October 31, 2010.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO
FINANCIAL STATEMENTS.

OCTOBER 31, 2010

J.P. MORGAN FUNDS

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

International Currency Income Fund

ASSETS:

Investments in non-affiliates, at value

$
806,014

Investments in affiliates, at value

164,106

Total investment securities, at value

970,120

Cash

79

Foreign currency, at value

26

Receivables:

Investment securities sold

37,911

Fund shares sold

400

Interest and dividends

12,506

Unrealized appreciation on forward foreign currency exchange contracts

6,233

Total Assets

1,027,275

LIABILITIES:

Payables:

Investment securities purchased

47,035

Fund shares redeemed

757

Unrealized depreciation on forward foreign currency exchange contracts

1,926

Accrued liabilities:

Investment advisory fees

246

Administration fees

79

Shareholder servicing fees

39

Distribution fees

1

Custodian and accounting fees

84

Trustees’ and Chief Compliance Officer’s fees

2

Other

73

Total Liabilities

50,242

Net Assets

$
977,033

SEE NOTES TO FINANCIAL
STATEMENTS.

10

J.P. MORGAN FUNDS

OCTOBER 31, 2010

International Currency Income Fund

NET ASSETS:

Paid in capital

$
941,632

Accumulated undistributed (distributions in excess of) net investment income

(2,129
)

Accumulated net realized gains (losses)

(319
)

Net unrealized appreciation (depreciation)

37,849

Total Net Assets

$
977,033

Net Assets:

Class A

$
5,203

Class C

891

Select Class

970,939

Total

$
977,033

  Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):

Class A

464

Class C

80

Select Class

86,433

Net Asset Value:

Class A — Redemption price per share

$
11.20

Class C — Offering price per share (a)

11.12

Select Class — Offering and redemption price per share

11.23

Class A maximum sales charge

3.75
%

  Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]

$
11.64

Cost of investments in non-affiliates

$
773,033

Cost of investments in affiliates

164,106

Cost of foreign currency

24

(a)
Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010

J.P. MORGAN FUNDS

11

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

International Currency Income Fund

INVESTMENT INCOME:

Interest income from non-affiliates

$
12,890

Interest income from affiliates

3

Dividend income from affiliates

136

Foreign taxes withheld

(128
)

Total investment income

12,901

EXPENSES:

Investment advisory fees

3,637

Administration fees

612

Distribution fees:

Class A

7

Class C

3

Shareholder servicing fees:

Class A

7

Class C

1

Class R5 (b)

—
(a)

Select Class

1,645

Custodian and accounting fees

351

Interest expense to affiliates

4

Professional fees

75

Trustees’ and Chief Compliance Officer’s fees

7

Printing and mailing costs

50

Registration and filing fees

112

Transfer agent fees

13

Other

22

Total expenses

6,546

Less amounts waived

(2,772
)

Net expenses

3,774

Net investment income (loss)

9,127

REALIZED/UNREALIZED GAINS (LOSSES):

Net realized gain (loss) on transactions from:

Investments in non-affiliates

(868
)

Futures

(17
)

Foreign currency transactions

(9,976
)

Net realized gain (loss)

(10,861
)

Change in net unrealized appreciation (depreciation) of:

Investments in non-affiliates

33,181

Futures

3

Foreign currency translations

3,978

Change in net unrealized appreciation (depreciation)

37,162

Net realized/unrealized gains (losses)

26,301

Change in net assets resulting from operations

$
35,428

(a)
Amount rounds to less than $1,000.

(b)
Class R5 Shares liquidated on June 14, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

12

J.P. MORGAN FUNDS

OCTOBER 31, 2010

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

International Currency Income Fund

Year Ended 10/31/2010

Year Ended 10/31/2009

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)

$
9,127

$
113

Net realized gain (loss)

(10,861
)

(137
)

Change in net unrealized appreciation (depreciation)

37,162

945

Change in net assets resulting from operations

35,428

921

DISTRIBUTIONS TO SHAREHOLDERS:

Class A

From net investment income

(2
)

(7
)

Return of capital

(26
)

—

Class C

From net investment income

—
(a)

(6
)

Return of capital

(1
)

—

Class R5 (b)

From net investment income

—
(a)

(3
)

Return of capital

—
(a)

—

Select Class

From net investment income

(430
)

(149
)

Return of capital

(7,028
)

—

Total distributions to shareholders

(7,487
)

(165
)

CAPITAL TRANSACTIONS:

Change in net assets from capital transactions

943,297

165

NET ASSETS:

Change in net assets

971,238

921

Beginning of period

5,795

4,874

End of period

$
977,033

$
5,795

Accumulated undistributed (distributions in excess of) net investment income

$
(2,129
)

$
38

(a)
Amount rounds to less than $1,000.

(b)
Class R5 Shares liquidated on June 14, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010

J.P. MORGAN FUNDS

13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

International Currency Income Fund

Year Ended 10/31/2010

Year Ended 10/31/2009

CAPITAL TRANSACTIONS:

Class A

Proceeds from shares issued

$
6,488

$
—

Dividends and distributions reinvested

28

7

Cost of shares redeemed

(1,681
)

—

Redemption fees

—
(a)

—

Change in net assets from Class A capital transactions

$
4,835

$
7

Class C

Proceeds from shares issued

$
1,405

$
—

Dividends and distributions reinvested

1

6

Cost of shares redeemed

(751
)

—

Redemption fees

—
(a)

—

Change in net assets from Class C capital transactions

$
655

$
6

Class R5 (b)

Dividends and distributions reinvested

$
—
(a)

$
3

Cost of shares redeemed

(114
)

—

Redemption fees

—
(a)

—

Change in net assets from Class R5 capital transactions

$
(114
)

$
3

Select Class

Proceeds from shares issued

$
1,116,590

$
—

Dividends and distributions reinvested

352

149

Cost of shares redeemed

(179,062
)

—

Redemption fees

41

—

Change in net assets from Select Class capital transactions

$
937,921

$
149

Total change in net assets from capital transactions

$
943,297

$
165

SHARE TRANSACTIONS:

Class A

Issued

595

—

Reinvested

3

—
(a)

Redeemed

(155
)

—

Change in Class A Shares

443

—
(a)

Class C

Issued

130

—

Reinvested

—
(a)

—
(a)

Redeemed

(71
)

—

Change in Class C Shares

59

—
(a)

Class R5 (b)

Reinvested

—
(a)

1

Redeemed

(11
)

—

Change in Class R5 Shares

(11
)

1

Select Class

Issued

102,575

—

Reinvested

33

15

Redeemed

(16,660
)

—

Change in Select Class Shares

85,948

15

(a)
Amount rounds to less than 1,000 (shares or dollars).

(b)
Class R5 Shares liquidated on June 14, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

14

J.P. MORGAN FUNDS

OCTOBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010

J.P. MORGAN FUNDS

15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

Per share operating performance

Investment operations

Distributions

Net asset value, beginning of period

Net investment income (loss)

Net realized and unrealized gains (losses) on investments

Total from investment operations

Net investment income

Return of capital

Total Distributions

International Currency Income Fund

Class A

Year Ended October 31, 2010

$
10.74

$
0.13
(e)

$
0.42

$
0.55

$
(0.01
)

$
(0.08
)

$
(0.09
)

Year Ended October 31, 2009

9.34

0.19

1.52

1.71

(0.31
)

—

(0.31
)

Year Ended October 31, 2008

10.58

0.30

(1.18
)

(0.88
)

(0.36
)

—

(0.36
)

March 30, 2007 (g) through October 31, 2007

10.00

0.19

0.45

0.64

(0.06
)

—

(0.06
)

Class C

Year Ended October 31, 2010

10.67

0.04
(e)

0.43

0.47

—
(f)

(0.02
)

(0.02
)

Year Ended October 31, 2009

9.32

0.13

1.52

1.65

(0.30
)

—

(0.30
)

Year Ended October 31, 2008

10.56

0.23

(1.18
)

(0.95
)

(0.29
)

—

(0.29
)

March 30, 2007 (g) through October 31, 2007

10.00

0.16

0.45

0.61

(0.05
)

—

(0.05
)

Select Class

Year Ended October 31, 2010

10.77

0.15
(e)

0.42

0.57

(0.01
)

(0.10
)

(0.11
)

Year Ended October 31, 2009

9.34

0.22

1.53

1.75

(0.32
)

—

(0.32
)

Year Ended October 31, 2008

10.59

0.32

(1.18
)

(0.86
)

(0.39
)

—

(0.39
)

March 30, 2007 (g) through October 31, 2007

10.00

0.20

0.45

0.65

(0.06
)

—

(0.06
)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2010

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(f)	$11.20	5.18%	$5,203	0.77%	1.20%	1.25%	75%
—		10.74	18.55	231	1.10	1.92	4.00	71
—		9.34	(8.66)	194	1.14	2.80	3.62	68
—		10.58	6.43	213	1.25	3.16	7.55	56

—	(f)	11.12	4.44	891	1.52	0.39	1.80	75
—		10.67	17.86	227	1.75	1.27	4.50	71
—		9.32	(9.28)	193	1.75	2.09	4.09	68
—		10.56	6.10	212	1.75	2.66	8.05	56

—	(f)	11.23	5.32	970,939	0.57	1.38	0.99	75
—		10.77	18.96	5,221	0.85	2.17	3.75	71
—		9.34	(8.52)	4,389	0.89	3.05	3.37	68
—		10.59	6.60	4,794	1.00	3.41	7.30	56

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

Effective November 3, 2009, Class A, Class C and Select Class Shares were publicly offered for investment. Effective December 9, 2009, Class R5 Shares were publicly offered for investment. The outstanding Class R5 Shares were redeemed on June 14, 2010 and the share class was closed.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2010

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$164,106	$806,014	$—	$970,120

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,233	$—	$6,233

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,926)	$—	$(1,926)

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

B. Futures Contracts — The Fund uses treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying rate or currency. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D. Forward Foreign Currency Exchange Contracts — The Fund uses forward foreign currency contracts including non-deliverable forwards mainly as a substitute for securities in which the Fund can invest to increase income or gain to the Fund and to hedge or manage the Fund’s exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivative Information — The following table presents the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$6,233

Total		$6,233

Liabilities:
Foreign exchange contracts	Payables	$(1,926)

Total		$(1,926)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(17)	$—	$(17)
Foreign exchange contracts	—	5,867	5,867

Total	$(17)	$5,867	$5,850

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$3	$—	$3
Foreign exchange contracts	—	4,293	4,293

Total	$3	$4,293	$4,296

The Fund’s derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Fund’s derivatives activities during the reporting period November 1, 2009 through October 31, 2010 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	International Currency Income Fund
Futures Contracts:
Average Notional Balance Long	$50,077	*
Average Notional Balance Short	1,010	*
Ending Notional Balance Long	—
Ending Notional Balance Short	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	247,312
Average Settlement Value Sold	140,188
Ending Settlement Value Purchased	404,379
Ending Settlement Value Sold	245,152

*	Average for the period November 1, 2009 through November 30, 2009.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2010

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusion may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(10,862)	$10,862

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

K. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$2	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5*	Select Class
0.25%	0.25%	0.05%	0.25%

*	Class R5 Shares were liquidated on June 14, 2010.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5*	Select Class
0.80%	1.55%	0.55%	0.60%

*	Class R5 Shares were liquidated on June 14, 2010.

Prior to November 20, 2009, the contractual expense limitations were 1.10%, 1.75% and 0.85% for Class A, Class C and Select Class, respectively.

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The contractual expense limitation percentages in the table above are in place until at least February 28, 2011.

For the year ended October 31, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$1,253	$1	$1,323	$2,577

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended October 31, 2010 was approximately $195,000.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2010

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$853,072	$315,400

During the year ended October 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$937,302	$37,061	$4,243	$32,818

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

Total Distributions Paid From:		Total Distributions Paid
Ordinary Income	Return of Capital
$432	$7,055	$7,487

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:	Total Distributions Paid
Ordinary Income
$165	$165

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(156)	$35,558

OCTOBER 31, 2010	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts. As of October 31, 2010, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2016	2017	Total
$33	$123	$156

During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of approximately $164,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2010, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Currency Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Currency Income Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2010

OCTOBER 31, 2010	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	141	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	141	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000-2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	141	Director, Center for Deaf and Hard of Hearing (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	141	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	141	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	141	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992-present).

26	J.P. MORGAN FUNDS	OCTOBER 31, 2010

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	141	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	141	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	141	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2010	J.P. MORGAN FUNDS	27

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
International Currency Income Fund
Class A
Actual	$1,000.00	$1,040.10	$3.91	0.76%
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class C
Actual	1,000.00	1,036.20	7.75	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Select Class
Actual	1,000.00	1,041.00	2.88	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2010	J.P. MORGAN FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Fund. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them,

30	J.P. MORGAN FUNDS	OCTOBER 31, 2010

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board

OCTOBER 31, 2010	J.P. MORGAN FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009 and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor, noting a benchmark change occurring late in 2009, and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile and that the actual total expenses for Class A and Select Class Shares were in the first quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2010

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2010	J.P. MORGAN FUNDS	33

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. October 2010.	AN-INTLCUR-1010

Annual Report

Highbridge Funds

October 31, 2010

Highbridge Dynamic Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 18, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth?

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	1

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

FOR THE PERIOD JANUARY 13, 2010 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	19.67%
Dow Jones-UBS Commodity Index Total Return	5.31%

Net Assets as of 10/31/2010 (In Thousands)	$485,412

INVESTMENT OBJECTIVE**

The Highbridge Dynamic Commodities Strategy Fund (the “Fund”) seeks long-term total return.

INVESTMENT APPROACH

The Fund’s portfolio managers use a systematic and fundamental investment approach that utilizes a proprietary quantitative model with an emphasis on risk management. This unique process includes both a volatility target and drawdown control process, which decreases (increases) the risk target as a function of portfolio performance. The Fund’s flexible drawdown control process is an important aspect of the Fund’s risk management given its unconstrained approach versus the Dow Jones-UBS Commodity Index Total Return (the “Benchmark”), an index of commodities.

The Fund’s commodity weightings are constructed based on the Fund’s portfolio managers’ fundamental analysis of macroeconomic influences, supply and demand levels, the impact of historical commodity prices and the relationships between various commodities. Applying this fundamental analysis, the Fund’s portfolio managers established the Fund’s commodity weightings based on their outlook for each commodity in the Fund’s investable universe. Meanwhile, the Fund’s flexible risk management process allows the Fund to quickly adjust these commodity weights in an effort to help guard the Fund against short-term volatility in commodity prices.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The precious metals sector was among the Benchmark’s strongest performers during the reporting period. Prices for gold and silver reached new highs as the low interest rate environment persisted during the reporting period and as the U.S. Federal Reserve signaled and then delivered further accommodative policy actions.

Meanwhile, volatile weather conditions in key producing regions sent the prices of agricultural and soft commodities higher during the reporting period. Soft commodities did particularly well. Energy was the worst performing sector in the Benchmark, dragged down by natural gas, which declined 43% for the first ten months of 2010 due to continued oversupply.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the period January 13, 2010 (the Fund’s inception date) through October 31, 2010.

The Fund’s overweight positions in precious metals and financial commodities were the largest contributors to the Fund’s absolute return and relative performance versus the Benchmark. The Fund’s overweight in the soft commodities sector (cocoa, coffee, cotton and sugar) also contributed to the Fund’s absolute return and relative performance.

The Fund’s investments in the energy sector detracted from the Fund’s absolute return but outperformed the Benchmark, contributing to the Fund’s relative performance. The Fund’s relative outperformance in the energy sector was driven primarily by the Fund’s underweight of natural gas.

In July 2010, the price of wheat increased sharply in reaction to news of flooding in Canada, drought in Russia and storage problems in India. The Fund’s portfolio managers had a negative fundamental longer-term outlook on wheat and were underweight and short the commodity, which hurt the Fund’s performance in July. However, the Fund adjusted its position as the volatility of wheat prices increased, bringing the Fund’s weight in wheat more in line with a neutral position and minimizing the Fund’s losses.

HOW WAS THE FUND POSITIONED?

The Fund invested in commodity-linked derivative instruments that provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund’s derivative instruments were backed by a portfolio of high-quality fixed income securities, such as commercial paper or other instruments that generally had a weighted average maturity of 90-days or less.

As of the end of the reporting period, the Fund was overweight precious metals and financial commodities. The Fund was also overweight the soft and agricultural commodities sectors. In the energy sector, the Fund was underweight natural gas and was positioned to benefit from an improving “crack spread,” as it was underweight crude oil and overweight the petroleum products. The crack spread measures the difference between the price of crude oil and the products extracted from it: heating oil and gasoline.

2	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

CASH INVESTMENTS***
Certificates of Deposit	33.9%
Commercial Paper	28.9
Investment Companies	25.9
U.S. Government Agency Securities	9.8
Time Deposits	1.3
U.S. Treasury Securities	0.1
Supranational	0.1

PORTFOLIO COMPOSITION BY COUNTRY***
United States	86.9%
Australia	3.4
United Kingdom	3.2
France	1.8
Germany	1.6
Netherlands	1.5
Others (each less than 1.0%)	1.6

NET COMMODITY EXPOSURE****
Precious Metals and Financial Commodities	77.2%
Agriculture	39.5
Industrial Metals	32.8
Energy	(12.8)

TOTAL COMMODITY EXPOSURE****
Total Net Exposure	136.7%
Total Gross Exposure	168.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.
****	The Fund’s net exposure equals the value of the Fund’s long positions minus the short positions. The Fund’s gross exposure equals the sum of the Fund’s long positions and short positions (adjusted for offsetting positions). Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	3

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

FOR THE PERIOD JANUARY 13, 2010 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2010 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	1/13/10
Without Sales Charge		19.33%
With Sales Charge*		13.08
CLASS C SHARES	1/13/10
Without CDSC		18.93
With CDSC**		17.93
SELECT CLASS SHARES	1/13/10	19.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/13/2010 TO 10/31/2010)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 13, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Dynamic Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities Funds Average from January 13, 2010 to October 31, 2010. The performance of the Lipper Commodities Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Commodities Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. The Lipper Commodities Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index. Subsequent to inception date of the Fund through March 10, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — 32.9%
3,000	ABN Amro Bank N.V., 0.285%, 12/02/10	3,000
1,000	Bank of Montreal, (Canada), 0.250%, 12/23/10	1,000
	Bank of Nova Scotia, (Canada),
1,000	0.250%, 12/14/10	1,000
2,000	0.250%, 01/11/11	2,000
2,000	0.260%, 01/07/11	2,000
1,000	0.300%, 01/21/11	999
1,000	0.430%, 09/06/11	1,001
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
2,000	0.280%, 01/18/11	2,000
1,000	0.380%, 03/14/11	1,000
2,000	0.380%, 05/02/11	1,999
1,000	0.530%, 02/04/11	1,000
2,000	Banque Federative du Credit Mutuel, (France), 0.310%, 12/14/10	2,000
	Barclays Bank plc, (United Kingdom),
2,000	0.356%, 04/21/11 (m)	2,000
1,750	0.356%, 04/18/11	1,749
1,000	0.400%, 03/07/11 (m)	1,000
	BNP Paribas, (France),
2,000	0.346%, 11/27/10	2,000
2,500	0.356%, 11/20/10	2,499
2,000	0.380%, 05/02/11	1,999
	Caisse des Depots et Consignations,
2,000	0.305%, 02/01/11	2,000
1,000	0.580%, 09/02/11	999
3,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance, 0.330%, 01/14/11	3,000
1,000	Clydesdale Bank plc, 0.285%, 11/05/10	1,000
	Commonwealth Bank of Australia, (Australia),
2,000	0.255%, 01/10/11	2,000
1,000	0.335%, 03/07/11	1,000
	Credit Agricole S.A.,
1,000	0.300%, 11/01/10	1,000
2,000	0.300%, 12/01/10	2,000
300	0.300%, 12/10/10 (m)	300
1,000	0.300%, 12/23/10	1,000
1,000	0.300%, 01/14/11 (m)	1,000
2,000	Credit Industriel et Commercial, 0.350%, 12/01/10 (m)	2,000
1,500	Credit Suisse First Boston LLC, (Switzerland), 0.300%, 01/27/11 (m)	1,500
3,000	Danske Bank A/S, 0.280%, 11/16/10	3,000
	Deutsche Bank AG,
1,500	0.310%, 01/18/11 (m)	1,500
2,000	0.330%, 03/21/11 (m)	2,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	DG Bank,
2,000	0.260%, 11/30/10 (m)	2,000
3,000	0.270%, 11/24/10 (m)	3,000
2,000	DnB NOR Bank ASA, (Norway), 0.255%, 12/23/10	2,000
3,000	DZ Bank AG, 0.320%, 11/15/10	3,000
	HSBC Bank plc,
1,000	0.510%, 08/23/11	1,001
1,000	0.590%, 08/16/11	1,001
	ING Bank N.V.,
2,000	0.260%, 12/17/10	2,000
2,000	0.270%, 11/24/10	2,000
2,000	0.270%, 12/03/10	2,000
3,000	Intesa Sanpaolo S.p.A., 0.270%, 12/15/10 (m)	3,000
	Lloyds TSB Bank,
1,000	0.250%, 11/26/10	1,000
2,000	0.260%, 12/17/10	2,000
2,000	0.260%, 12/20/10	2,000
2,000	Mitsubishi UFJ Trust & Banking Corp., 0.280%, 11/23/10	2,000
2,000	Mizuho Co. Bank Ltd., 0.250%, 11/18/10	2,000
	National Australia Bank Ltd., (Australia),
2,000	0.250%, 01/13/11	2,000
1,000	0.320%, 03/14/11	1,000
1,000	0.350%, 02/28/11	1,000
	National Bank of Canada, (Canada),
1,000	0.270%, 01/14/11	1,000
1,000	0.290%, 01/04/11	1,000
2,000	Nordea Bank Finland plc, (Finland), 0.330%, 03/02/11	2,000
	Norinchukin Bank Ltd., (Japan),
2,000	0.320%, 12/23/10	2,000
2,000	0.330%, 01/19/11	2,000
1,000	0.330%, 01/24/11	1,000
2,000	0.330%, 01/28/11	2,001
	Rabobank Nederland N.V., (Netherlands),
1,000	0.324%, 11/29/10	1,000
2,000	0.336%, 11/22/10	1,999
2,000	0.340%, 03/31/11	2,000
750	0.500%, 08/17/11	751
1,000	Rabobank USA Finance Corp., 0.460%, 09/06/11	1,001
2,000	Royal Bank of Canada, (Canada), 0.365%, 01/03/11	1,999
10,000	Shizuoka Bank Ltd., (Japan), 0.320%, 01/28/11	10,001
7,000	Skandinaviska Enskilda Banken AB, (Sweden), 0.220%, 11/03/10	7,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	5

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
	Societe Generale,
1,000	0.270%, 11/24/10	1,000
2,000	0.280%, 12/16/10	2,000
2,000	0.280%, 12/17/10	2,000
	Sumitomo Mitsui Financial Group, Inc.,
4,000	0.285%, 01/21/11	4,000
2,000	0.290%, 12/27/10	2,000
2,000	0.290%, 02/11/11	2,000
2,000	0.300%, 01/20/11	2,000
1,000	0.370%, 03/14/11	1,000
	Svenska Handelsbanken AB, (Sweden),
3,000	0.263%, 12/10/10	3,000
750	0.273%, 11/23/10	750
1,000	0.300%, 01/07/11	1,000
2,000	0.305%, 11/04/10	2,000
2,000	UBS AG, 0.260%, 01/12/11	2,000
	UniCredito Italiano S.p.A.,
2,000	0.290%, 11/22/10	2,000
1,500	0.300%, 11/18/10	1,500
1,000	0.310%, 11/17/10	1,000
	Westpac Banking Corp., (Australia),
1,000	0.290%, 01/14/11	1,000
3,000	0.290%, 01/27/11	2,999

	Total Certificates of Deposit (Cost $159,550)	159,548

Commercial Paper — 28.0% (n)
2,000	Abbey National plc, 0.270%, 11/22/10	2,000
	ANZ National International Ltd., (United Kingdom),
2,000	0.320%, 11/18/10 (e)	2,000
1,000	0.391%, 11/08/10 (e)	1,000
1,000	ASB Finance Ltd., (New Zealand), 0.430%, 11/01/10 (e)	1,000
	Banco Bilbao Vizcaya Argentaria,
2,000	0.300%, 11/19/10 (e)	2,000
2,000	0.300%, 11/24/10 (e)	1,999
5,000	0.300%, 11/29/10 (e)	4,999
	Bank of America Corp.,
10,102	0.220%, 11/01/10	10,102
3,000	0.230%, 11/09/10	3,000
	Banque et Caisse d’Epargne de L’Etat, (Luxembourg),
7,000	0.233%, 12/07/10 (m)	6,998
4,500	0.250%, 11/10/10	4,500
2,000	0.320%, 11/05/10	2,000
3,000	BNP Paribas Finance, Inc., (France), 0.401%, 05/03/11	2,994

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	BNZ International Funding Ltd., (United Kingdom),
4,000	0.260%, 12/02/10 (e)	3,999
2,000	0.280%, 12/03/10 (e)	2,000
	BPCE S.A., (France),
2,000	0.305%, 12/22/10 (e)	1,999
2,000	0.310%, 01/21/11 (e)	1,999
5,000	BTM Capital, 0.400%, 11/08/10 (e)	4,999
4,000	Commonwealth Bank of Australia, (Australia), 0.250%, 12/20/10 (e) (m)	3,999
1,000	Credit Agricole North America, Inc., 0.300%, 01/14/11 (m)	999
3,000	Deutsche Bank AG, 0.341%, 04/04/11 (m)	2,995
3,000	DnB NOR Bank ASA, (Norway), 0.253%, 12/03/10 (e) (m)	2,999
	ENI Finance USA, Inc.,
3,000	0.270%, 01/21/11 (e) (m)	2,998
1,000	0.370%, 11/08/10 (e) (m)	1,000
2,000	0.370%, 11/15/10 (e) (m)	2,000
6,000	Erste Finance LLC, 0.290%, 11/02/10 (e) (m)	6,000
	General Electric Capital Corp.,
2,000	0.250%, 12/09/10 (m)	1,999
250	0.269%, 11/18/10 (m)	250
2,000	Intesa Funding LLC, 0.270%, 11/01/10 (m)	2,000
	Nordea North America, Inc.,
1,000	0.260%, 01/11/11	1,000
2,000	0.301%, 03/07/11	1,998
750	0.361%, 02/07/11	749
	NRW.BANK, (Germany),
3,000	0.260%, 01/11/11	2,998
3,000	0.396%, 03/10/11	2,997
1,000	0.401%, 02/24/11	999
2,000	0.431%, 02/04/11	1,999
12,000	RBS Holdings USA, Inc., 0.240%, 11/01/10 (e)	12,000
9,000	Straight-A Funding LLC, 0.250%, 12/13/10	8,997
2,000	Sumitomo Mitsui Financial Group, Inc., 0.330%, 01/25/11	1,998
	Toyota Motor Credit Corp.,
2,500	0.280%, 12/01/10	2,499
2,000	0.280%, 12/08/10	2,000
2,000	0.320%, 11/01/10	2,000
2,000	UniCredit Delaware, Inc., 0.290%, 11/19/10 (e)	2,000
	Westpac Banking Corp., (Australia),
2,000	0.310%, 04/05/11 (e)	1,996
3,000	0.311%, 04/12/11 (e)	2,994

	Total Commercial Paper (Cost $136,053)	136,051

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Supranational — 0.1%
500	International Bank for Reconstruction & Development, 0.306%, 11/13/10 (m) (Cost $500)	500

Time Deposit — 1.2%
6,000	Citibank N.A., 0.230%, 11/05/10 (Cost $6,000)	6,000

U.S. Government Agency Securities — 9.5%
600	Federal Home Loan Bank, 0.280%, 11/19/10 (m)	600
28,000	Federal Home Loan Mortgage Corp., DN, 0.150%, 11/22/10 (m) (n)	27,997
	Federal National Mortgage Association,
10,000	DN, 0.150%, 11/24/10 (m) (n)	9,999
6,386	DN, 0.170%, 11/08/10 (m) (n)	6,386
1,000	DN, 0.295%, 11/10/10 (m) (n)	1,000

	Total U.S. Government Agency Securities (Cost $45,982)	45,982

U.S. Treasury Obligation — 0.1%
650	U.S. Treasury Bill, 0.215%, 12/09/10 (n) (Cost $650)	650

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 25.0%
114,528	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% † (b) (l) (m)	114,528
6,806	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.030% † (b) (l) (m)	6,806

	Total Investment Companies (Cost $121,334)	121,334

	Total Investments — 96.8% (Cost $470,069)	470,065
	Other Assets in Excess of Liabilities — 3.2%	15,347

	NET ASSETS — 100.0%	$485,412

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	7

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2,041	Australian Dollar	12/13/10	$198,834	$7,638
295	Lean Hogs*	12/14/10	7,812	(684)

				$6,954

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Newedge USA, LLC
	Long Positions
	NYBOT-ICE Sugar #11 March 2011 Futures	02/18/11	$49,346	$7,769
	CBOT Soybean January 2011 Futures	12/24/10	989	— (h)
	CBOT Soybean Meal December 2010 Futures	11/23/10	7,362	64
	NYBOT-ICE Coffee ‘C’ December 2010 Futures	11/12/10	23,727	2,068

	Short Positions
	CBOT Soybean Oil December 2010 Futures	11/23/10	(532)	3

				$9,904

Prudential

	Long Positions
	NYBOT-ICE Sugar #11 March 2011 Futures	02/28/11	$11,252	$2,341
	CME Live Cattle December 2010 Futures	12/31/10	22,967	(149)
	COMEX Copper December 2010 Futures	12/29/10	42,562	1,309
	COMEX Gold 100 oz. December 2010 Futures	12/29/10	135,488	11,255
	COMEX Silver December 2010 Futures	12/29/10	40,531	6,149
	NYBOT-ICE Cocoa December 2010 Futures	12/15/10	5,622	(3)
	LME Copper December 2010 Futures	12/15/10	58,821	(1,649)
	LME Primary Aluminum December 2010 Futures	12/15/10	54,207	(599)
	LME Zinc December 2010 Futures	12/15/10	10,845	(295)
	CBOT Corn December 2010 Futures	12/14/10	17,053	1,800
	CBOT Soybean Oil December 2010 Futures	12/14/10	7,040	768
	NYBOT-ICE Cotton No. 2 December 2010 Futures	12/08/10	42,213	8,291
	NYMEX Gasoline RBOB December 2010 Futures	11/30/10	4,930	(18)

	Short Positions
	LME Lead December 2010 Futures	12/15/10	(4,209)	(67)
	LME Nickel December 2010 Futures	12/15/10	(1,790)	(15)
	LME Tin December 2010 Futures	12/15/10	(1,279)	33
	CBOT Wheat December 2010 Futures	12/14/10	(2,941)	(181)
	NYMEX Heating Oil December 2010 Futures	11/30/10	(10,714)	213
	NYMEX Natural Gas December 2010 Futures	11/24/10	(22,330)	(999)
	NYMEX WTI Crude December 2010 Futures	11/19/10	(34,201)	590

				$28,774

Total				$38,678

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

Highbridge Dynamic Commodities Strategy Fund

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2010 (continued)

CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
LME	— London Metal Exchange
NYBOT-ICE	— New York Board of Trade — Intercontinental Exchange
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending.

*	— These contracts provide for cash settlement based on the price of the underlying commodity.
†	— Approximately $38,161,000 of the investments are restricted and pledged as collateral for swaps to various brokers.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	— Amount rounds to less than one thousand (shares or dollars)
(l)	— The rate shown is the current yield as of October 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

Highbridge Dynamic Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$348,731
Investments in affiliates, at value	83,173
Investments in affiliates — restricted, at value	38,161

Total investment securities, at value	470,065
Deposit at broker for futures contracts	7,113
Receivables:
Fund shares sold	15,309
Interest and dividends	36
Variation margin on futures contracts	265
Outstanding swap contracts, at value	42,653

Total Assets	535,441

LIABILITIES:
Payables:
Due to broker for swap contracts	36,213
Investment securities purchased	9,000
Fund shares redeemed	112
Outstanding swap contracts, at value	3,975
Accrued liabilities:
Investment advisory fees	354
Administration fees	33
Shareholder servicing fees	91
Distribution fees	12
Custodian and accounting fees	104
Trustees’ and Chief Compliance Officer’s fees	13
Other	122

Total Liabilities	50,029

Net Assets	$485,412

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

	Highbridge Dynamic Commodities Strategy Fund
NET ASSETS:
Paid in capital	$433,698
Accumulated net investment income	—	(b)
Accumulated net realized gains (losses)	6,086
Net unrealized appreciation (depreciation)	45,628

Total Net Assets	$485,412

Net Assets:
Class A	$38,127
Class C	9,832
Select Class	437,453

Total	$485,412

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,129
Class C	551
Select Class	24,375

Net Asset Value:
Class A — Redemption price per share	$17.90
Class C — Offering price per share (a)	17.84
Select Class — Offering and redemption price per share	17.95
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.89

Cost of investments in non-affiliates	$348,735
Cost of investments in affiliates	83,173
Cost of investments in affiliates — restricted	38,161

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	11

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2010

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$300
Dividend income from affiliates	49

Total investment income	349

EXPENSES:
Investment advisory fees	1,714
Administration fees	160
Distribution fees:
Class A	29
Class C	16
Shareholder servicing fees:
Class A	29
Class C	5
Select Class	317
Custodian and accounting fees	158
Professional fees	365
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	48
Registration and filing fees	97
Transfer agent fees	21
Other	52
Interest expense (see Note 2.C.)	13

Total expenses	3,052

Less amounts waived	(608)
Less earnings credits	(1)
Less expense reimbursements	(445)

Net expenses	1,998

Net investment income (loss)	(1,649)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4
Futures	6,649
Swaps	24,793
Payment by affiliate (see Note 3)	74

Net realized gain (loss)	31,520

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(4)
Futures	6,954
Swaps	38,678

Change in net unrealized appreciation (depreciation)	45,628

Net realized/unrealized gains (losses)	77,148

Change in net assets resulting from operations	$75,499

(a)	Commencement of operations was January 13, 2010.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Period Ended 10/31/2010 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,649)
Net realized gain (loss)	31,520
Change in net unrealized appreciation (depreciation)	45,628

Change in net assets resulting from operations	75,499

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	409,913

NET ASSETS:
Change in net assets	485,412
Beginning of period	—

End of period	$485,412

Accumulated net investment income	$—	(b)

(a)	Commencement of operations was January 13, 2010.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	13

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund
Period Ended 10/31/2010 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,787
Cost of shares redeemed	(17,887)
Redemption fees	1

Change in net assets from Class A capital transactions	$32,901

Class C
Proceeds from shares issued	$8,989
Cost of shares redeemed	(414)
Redemption fees	— (b)

Change in net assets from Class C capital transactions	$8,575

Select Class
Proceeds from shares issued	$426,154
Cost of shares redeemed	(57,731)
Redemption fees	14

Change in net assets from Select Class capital transactions	$368,437

Total change in net assets from capital transactions	$409,913

SHARE TRANSACTIONS:
Class A
Issued	3,375
Redeemed	(1,246)

Change in Class A Shares	2,129

Class C
Issued	579
Redeemed	(28)

Change in Class C Shares	551

Select Class
Issued	28,396
Redeemed	(4,021)

Change in Select Class Shares	24,375

(a)	Commencement of operations was January 13, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	15

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
January 13, 2010(e) through October 31, 2010	$15.00	$(0.17	)(f)	$3.07	(h)	$2.90	$—	(g)

Class C
January 13, 2010(e) through October 31, 2010	15.00	(0.23	)(f)	3.07	(h)	2.84	—	(g)

Select Class
January 13, 2010(e) through October 31, 2010	15.00	(0.14	)(f)	3.09	(h)	2.95	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not been reimbursed, the net realized and unrealized gains (losses) on investments per share would have been $3.08 and the total return would have been 19.60% for Select Class Shares. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return for Class A and Class C Shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.90	19.33	%(h)	$38,127	1.64%	(1.39)%	2.26%	0%

17.84	18.93	(h)	9,832	2.14	(1.88)	2.71	0

17.95	19.67	(h)	437,453	1.39	(1.14)	2.15	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Dynamic Commodities Strategy Fund	Class A, Class C and Select Class	Non-Diversified

The Fund commenced operations on January 13, 2010. Prior to March 10, 2010, Class A, Class C and Select Class Shares were not publicly offered for investment.

The Fund offered Class R5 Shares on November 30, 2010.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

HCM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 18, 2009 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of October 31, 2010, net assets of the Fund were approximately $485,412,000, of which approximately $105,644,000 or approximately 22%, represented the Fund’s ownership of the shares of the Subsidiary. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps (except return swaps on commodities as described in Note 2.C.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the CSOI (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities#	$121,334	$348,731	$—	$470,065

Appreciation in Other Financial Instruments
Futures Contracts	$7,638	$—	$—	$7,638
Return Swaps	—	42,653	—	42,653

Total Appreciation in Other Financial Instruments	$7,638	$42,653	$—	$50,291

Depreciation in Other Financial Instruments
Futures Contracts	$(684)	$—	$—	$(684)
Return Swaps	—	(3,975)	—	(3,975)

Total Depreciation in Other Financial Instruments	$(684)	$(3,975)	$—	$(4,659)

There were no significant transfers between Levels 1 and 2 for the period ended October 31, 2010.

# Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the CSOI. Level 1 consists of two affiliated money market mutual funds, which are held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of the portfolio holdings.

B. Futures Contracts — The Fund uses commodity and foreign exchange futures contracts to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the future’s contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (i.e. NYMEX), boards of trade or other platforms (e.g. Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the funds to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions

C. Return Swaps on Commodities — The Fund uses return swaps on commodities futures to obtain long and short exposure to commodities markets.

The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the Consolidated Statement of Operations. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into.

Upon entering a swap, the Fund is required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund is required to post additional collateral to the segregated accounts, for the benefit of counterparties, as applicable, for mark to market losses on swaps. Balances in segregated accounts are invested in affiliated money market funds (see Note 3.F. for reimbursements regarding cash collateral amounts invested in these funds). Collateral invested in affiliated money market funds as of October 31, 2010 was approximately $38,161,000, which is reported on the Consolidated Statement of Assets and Liabilities as Investments in affiliates — restricted.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The Fund pays a monthly financing charge to one counterparty, which is calculated based on the average balance of the segregated account, for the benefit of that counterparty, and a LIBOR-based rate. This amount is recorded as Interest Expense on the Consolidated Statement of Operations.

The Fund is entitled to receive cash from counterparties as collateral for mark to market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in Due to broker for swap contracts on the Consolidated Statement of Assets and Liabilities.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Consolidated Statement of Assets and Liabilities.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

D. Offering and Organization Costs

Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Subsidiary and the Fund were recorded as an expense at the time they commenced operations and are included as part of Professional fees on the Consolidated Statement of Operations.

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Consolidated Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Consolidated Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Swaps
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$42,653
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	7,638	—

Total		$7,638	$42,653

Liabilities:
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	$(684)	$(3,975)

Total		$(684)	$(3,975)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The Consolidated Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Consolidated Statement of Operations for the period ended October 31, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$(1,112)	$24,793	$23,681
Foreign exchange contracts	7,761	—	7,761

Total	$6,649	$24,793	$31,442

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$(684)	$38,678	$37,994
Foreign exchange contracts	7,638	—	7,638

Total	$6,954	$38,678	$45,632

The Fund’s derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

20	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

Derivatives Volume

The table below discloses the volume of the Fund’s derivatives activities as of, and for the period ended, October 31, 2010 (amounts in thousands).

Futures Contracts:
Average Notional Balance Long	$88,669
Average Notional Balance Short	743	*
Ending Notional Balance Long	206,646
Ending Notional Balance Short	—

Return Swaps on Commodities:
Average Notional Balance Long	$213,735
Average Notional Balance Short	39,313
Ending Notional Balance Long	534,955
Ending Notional Balance Short	77,996

*	Average for the period January 31, 2010 through February 28, 2010.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$23,785	$1,649	$(25,434)

The reclassifications for the Fund relates primarily to de-consolidation for tax purposes and net operating loss utilization.

K. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund and the Subsidiary. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and the Subsidiary and for such services is paid fees. The fee for services to the Fund is accrued daily and paid monthly at an annual fee rate of 1.00% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

The Advisor, on behalf of the Subsidiary, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan. Under the terms of the sub-advisory agreement, the Advisor pays HCM a monthly sub-advisory fee of 0.75% of the average daily net assets of the subsidiary.

The Advisor and HCM make the day-to-day investment decisions for the Fund and Subsidiary, respectively.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets. In consideration for services rendered to the Subsidiary, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2010, the Distributor retained approximately $25,000 in a front-end sales charge and approximately $2,000 in a CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the Fund’s average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Consolidated Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Consolidated Statement of Operations.

22	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Consolidated Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.65%	2.15%	1.40%

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the period ended October 31, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$464	$34	$86	$584	$445

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the advisor, the administrator or shareholder servicing agent.

The amounts of waivers resulting from investments in the money market funds for the period ended October 31, 2010 were as follows:

Direct Investment	Cash Collateral Investment
$24	$—

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or Subsidiary for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Consolidated Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Affiliates of JPMorgan Chase & Co. made a payment to the Fund of approximately $74,000 relating to an operational error.

4. Investment Transactions

During the period ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$500	$—

During the period ended October 31, 2010, there were no purchases or sales of U.S. Government securities.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$410,963	$61,806	$15	$61,791

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,485	$9,239	$61,791

The cumulative timing differences primarily consist of mark to market of futures contracts.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Consolidated Statement of Operations. The Fund had no interest expense as a result of borrowings from another fund or from the unsecured, uncommitted credit facility at October 31, 2010 or at any time during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

The Fund is party to derivative contracts governed by an International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

The profitability of banks depends largely on the availability and cost of funds, which change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans. The Fund invests a substantial portion of its assets in debt obligations issued by banks.

24	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of Highbridge Dynamic Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Dynamic Commodities Strategy Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (hereafter collectively referred to as the “Fund”) at October 31, 2010 and the results of their operations, the changes in their net assets and the financial highlights for the period January 13, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2010

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	141	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	141	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	141	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Fundssince 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	141	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	141	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Fundssince 1997.	Retired; President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	141	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

26	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	141	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee ofheritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	141	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	141	Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	27

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964),	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director,

Secretary (2008)	Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953),	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled

Chief Compliance Officer (2005)	Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950),	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas,

AML Compliance Officer (2005)	additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964),	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,

Controller (2008)	Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964),	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase

Assistant Secretary (2005)*	(formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an

Assistant Secretary (2005)*	attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975),	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr &

Assistant Secretary (2008)	Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law

Assistant Secretary (2010)	firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965),	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase,

Assistant Treasurer (2008)*	Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972),	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial

Assistant Treasurer (2006)*	Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966),	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice

Assistant Treasurer (2006)	President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971),	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds

Assistant Treasurer (2007)	Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

28	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1, 2010 to October 31, 2010*	Annualized Expense Ratio
Highbridge Dynamic Commodities Strategy Fund
Class A
Actual	$1,000.00	$1,169.20	$8.97	1.64%
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class C
Actual	1,000.00	1,166.80	11.69	2.14
Hypothetical	1,000.00	1,014.42	10.87	2.14
Select Class
Actual	1,000.00	1,171.70	7.61	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	29

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Treasury Income

The percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended October 31, 2010 was 7.73%.

30	HIGHBRIDGE FUNDS	OCTOBER 31, 2010

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2010	HIGHBRIDGE FUNDS	31

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. October 2010.	AN-HDCS-1010

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2010 – $1,211,500

2009 – $1,155,700*

*Audit fees reported in 2009 form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2010 – $449,900

2009 – $454,300

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2010 – $264,100

2009 – $272,660

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2010 and 2009, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2010 – Not applicable

2009 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2010 – 0.0%

2009 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2009 – $25.4 million

2008 – $26.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer January 5, 2011

By:	/s/ Joy C. Dowd
Joy C. Dowd Treasurer and Principal Financial Officer January 5, 2011